FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-8090
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
(Exact name of registrant as specified in charter)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of principal executive offices) (Zip code)
Nicole S. Jones, Esq.
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Name and address of agent for service)
Copies of all communications to:
Robert A. Robertson, Esq.
Dechert LLP
2010 Main Street
Suite 500
Irvine, CA 92614
Colleen E. Tonn Esq.
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
Registrant’s telephone number, including area code: (260) 455-3404
Date of fiscal year end: December 31
Date of reporting period: January 1, 2010 through December 31, 2010

Item 1. Reports to Stockholders
Lincoln Variable Insurance Products Trust:
LVIP American Allocation Funds
LVIP American Balanced Allocation Fund
LVIP American Income Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Funds
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Capital Growth Fund
LVIP Cohen & Steers Global Real Estate Fund
LVIP Columbia Value Opportunities Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation Aggressive Allocation Fund
LVIP Delaware Foundation Conservative Allocation Fund
LVIP Delaware Foundation Moderate Allocation Fund
LVIP Delaware Growth and Income Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Global Income Fund
LVIP Janus Capital Appreciation Fund
LVIP JP Morgan High Yield Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mid-Cap Value Fund
LVIP Mondrian International Value Fund
LVIP Money Market Fund
LVIP SSgA S&P 500 Index Fund
LVIP SSgA Small-Cap Index Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Funds
LVIP SSgA Developed International 150 Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA Large Cap 100 Fund
LVIP SSgA Small/Mid-Cap 200 Fund
LVIP SSgA Allocation Funds
LVIP SSgA Conservative Index Allocation Fund
LVIP SSgA Conservative Structured Allocation Fund
LVIP SSgA Moderately Aggressive Index Allocation Fund
LVIP SSgA Moderately Aggressive Structured Allocation Fund
LVIP SSgA Moderate Index Allocation Fund
LVIP SSgA Moderate Structured Allocation Fund
LVIP SSgA Global Tactical Allocation Fund
LVIP SSgA International Index Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Templeton Growth Fund
LVIP Turner Mid-Cap Growth Fund
LVIP Wells Fargo Intrinsic Value Fund
LVIP Wilshire Profile Funds:
LVIP Wilshire Conservative Profile Fund
LVIP Wilshire Moderate Profile Fund
LVIP Wilshire Moderately Aggressive Profile Fund
LVIP Wilshire Profile Funds:
LVIP Wilshire 2010 Profile Fund
LVIP Wilshire 2020 Profile Fund
LVIP Wilshire 2030 Profile Fund
LVIP Wilshire 2040 Profile Fund

LVIP American Allocation Funds

LVIP American Allocation Funds
American Balanced Allocation Fund
American Growth Allocation Fund
American Income Allocation Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP American Allocation Funds

Index

Commentary	1
Disclosure of Fund Expenses	4
Sector Allocations	5
Statements of Net Assets	6
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	18
Other Fund Information	19
Officer/Trustee Information	21

LVIP American Allocation Funds
2010 Annual Report Commentary

Managed by:

The LVIP American Balanced Allocation Fund returned 6.59% (Standard Class shares with distributions reinvested) since inception on August 2, 2010 , while its benchmark, the Balanced Allocation Composite1, returned 7.21%.

The LVIP American Growth Allocation Fund returned 7.63% (Standard Class shares with distributions reinvested) since inception on August 2, 2010 , while its benchmark, the Growth Allocation Composite2, returned 8.26%.

The LVIP American Income Allocation Fund returned 4.40% (Standard Class shares with distributions reinvested) since inception on August 2, 2010 , while its benchmark, the Income Allocation Composite3, returned 5.01%.

2010 marked the second straight year for double-digit returns of the broad US equity markets and brought equity levels closer to their pre-financial crisis peaks. The Standard and Poor’s (S&P) 500 Index4 returned 15.06% for the year, on the heels of a 26.46% return in 2009. Non-U.S. markets also posted positive returns during 2010, though developed international markets generally trailed U.S. equity market returns. The MSCI EAFE Index5, which measures the stock performance of a diversified set of developed international markets, returned 7.75% for the year. Fixed Income also posted positive returns for the year, with the Barclays Capital U.S. Aggregate Index6 notching a return of 6.54% during 2010.

The Funds benefited from positive returns from all of the underlying equity funds in which they invest during the period from Inception through year end. Despite posting positive returns, the Funds’ aggregate U.S. equity component generally underperformed the S&P 500 Index during this period. The standout performer in the U.S. equity category was the American Funds Insurance Series (“AFIS”) Growth Fund, which handily outperformed the S&P 500 Index during 2010, including the period from the Funds’ inception through year-end. Detractors in the U.S. equity category included allocations to the AFIS Blue Chip Income and Growth Fund and the AFIS Growth-Income Fund. Both underlying funds trailed the S&P 500 Index during 2010, including the period from the Funds’ inception to year end.

The Funds’ allocations to underlying funds that invest a significant portion of their assets outside the United States contributed to performance relative to the custom benchmark during the period from their inception through year end. All of the underlying funds outperformed the MSCI EAFE Index during this period, with the exception of the AFIS International Fund. Standout performers among the underlying funds in this category included allocations to the AFIS Global Small Capitalization Fund and the AFIS Global Growth Fund.

Fixed income allocations came under pressure during the period from the Funds’ inception to year end, as broad market interest rates generally moved up during this period. However, the Funds benefited from exposure to underlying funds with shorter durations during this period of rising interest rates. The largest detractor in the fixed income category was the allocation to the AFIS U.S. Government/AAA-Rated Securities Fund which lost some ground during this period. The strongest results during this period were posted by the AFIS Global Bond Fund, which benefited from diversified exposure to interest rate markets around the world.

Kevin J. Adamson, CPA
David A. Weiss, CFA
Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds
2010 Annual Report Commentary (continued)

LVIP American Balanced Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/10

		LVIP American
	LVIP American	Balanced Allocation
	Balanced Allocation	Service	Balanced Allocation
	Standard Class	Class	Composite	BC Aggregate
8/2/10	10000	10000	10000	10000
12/31/10	10644	10721	10659	10008

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Balanced Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,659 for the Standard Class shares and to $10,644 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite Index and Barclays Capital U.S. Aggregate Index did from 8/2/10 through 12/31/10. The same $10,000 investment would have increased to $10,721 and $10,008, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (8/2/10)	+6.59%

Service Class Shares

Inception (8/2/10)	+6.44%

LVIP American Growth Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/10

	LVIP American	LVIP American
	Growth Allocation	Growth Allocation	Growth Allocation	S&P
	Standard Class	Service Class	Composite Index	500 Index
8/2/10	10000	10000	10000	10000
12/31/10	10763	10749	10826	11519

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/10, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,763 for the Standard Class shares and to $10,749 the Service Class shares. For comparison, look at how the Growth Allocation Composite Index and S&P 500 Index did from 8/2/10 through 12/31/10. The same $10,000 would have increased to $10,826 and $11,519, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (8/2/10)	+7.63%

Service Class Shares

Inception (8/2/10)	+7.49%

LVIP American Allocation Funds–2

LVIP American Allocation Funds
2010 Annual Report Commentary (continued)

LVIP American Income Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/10

	LVIP American	LVIP American		Barclays Capital
	Growth Allocation	Growth Allocation	Income Allocation	U.S. Aggregate
	Standard Class	Service Class	Composite Index	Index
8/2/10	10000	10000	10000	10000
12/31/10	10440	10426	10501	10008

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Income Allocation Fund Service and Standard Classes shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/10, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,440 for the Standard Class shares and to $10,426 for the Service Class shares. For comparison, look at how the Income Allocation Composite Index and Barclays Capital U.S. Aggregate Index did from 8/2/10 through 12/31/10. The same $10,000 would have increased to $10,501 and $10,008, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (8/2/10)	+4.40%

Service Class Shares

Inception (8/2/10)	+4.26%

1	The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Barclays Capital U.S. Aggregate Index, 38% S&P 500 Index and 22% MSCI EAFE Index (net dividends).

2	The Growth Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 40% S&P 500 Index and 30% MSCI EAFE Index (net dividends).

3	The Income Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Barclays Capital U.S. Aggregate Index, 30% S&P 500 Index and 10% MSCI EAFE Index (net dividends).

4	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada.

6	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP American Allocation Funds–3

LVIP American Allocation Funds

Disclosure
     OF FUND EXPENSES
For the Period August 2, 2010* to December 31, 2010

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 2, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Balanced Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10

Actual*
Standard Class Shares	$1,000.00	$1,065.90	0.30%	$1.29
Service Class Shares	1,000.00	1,064.40	0.65%	2.79

Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

LVIP American Growth Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10

Actual*
Standard Class Shares	$1,000.00	$1,076.30	0.30%	$1.30
Service Class Shares	1,000.00	1,074.90	0.65%	2.81

Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

LVIP American Income Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10

Actual*
Standard Class Shares	$1,000.00	$1,044.00	0.30%	$1.28
Service Class Shares	1,000.00	1,042.60	0.65%	2.76

Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

*	The Funds commenced operations on August 2, 2010. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the actual since inception).

**	Expenses paid during period for “Hypothetical” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP American Allocation Funds–4

LVIP American Allocation Funds

Sector Allocations
As of December 31, 2010

LVIP American Balanced Allocation Fund

Percentage
Sector	of Net Assets

Unaffiliated Investment Companies	98.09%

Asset Allocation Fund	14.73%
Equity Funds	29.60%
Fixed Income Funds	31.14%
International Equity Funds	19.68%
International Fixed Income Fund	2.94%

Short-Term Investment	4.83%

Total Value of Securities	102.92%

Liabilities Net of Receivables and Other Assets	(2.92%)

Total Net Assets	100.00%

LVIP American Growth Allocation Fund

Percentage
Sector	of Net Assets

Unaffiliated Investment Companies	96.77%

Asset Allocation Fund	14.51%
Equity Funds	33.99%
Fixed Income Funds	21.12%
International Equity Funds	24.25%
International Fixed Income Fund	2.90%

Short-Term Investment	2.75%

Total Value of Securities	99.52%

Receivables and Other Assets Net of Liabilities	0.48%

Total Net Assets	100.00%

LVIP American Income Allocation Fund

Percentage
Sector	of Net Assets

Unaffiliated Investment Companies	99.06%

Asset Allocation Fund	14.93%
Equity Funds	21.93%
Fixed Income Funds	50.24%
International Equity Funds	7.99%
International Fixed Income Fund	3.97%

Short-Term Investment	0.06%

Total Value of Securities	99.12%

Receivables and Other Assets Net of Liabilities	0.88%

Total Net Assets	100.00%

LVIP American Allocation Funds–5

LVIP American Balanced Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	UNAFFILIATED INVESTMENT COMPANIES–98.09%
	Asset Allocation Fund–14.73%
**	American Funds®–Capital Income Builder	110,529	$5,514,269

			5,514,269

	Equity Funds–29.60%
*	American Funds Insurance Series®–
	Blue Chip Income & Growth Fund	519,132	4,801,974
	Growth Fund	53,934	2,954,491
	Growth-Income Fund	96,394	3,322,691

			11,079,156

	Fixed Income Funds–31.14%
**	American Funds–
	Intermediate Bond Fund of America	81,187	1,090,343
	Short-Term Bond Fund of America	72,150	727,277
*	American Funds Insurance Series–
	Bond Fund	273,227	2,915,337
	High-Income Bond Fund	65,492	733,514
	U.S. Government/AAA-Rated Securities Fund	491,690	6,190,372

			11,656,843

	International Equity Funds–19.68%
*	American Funds Insurance Series–
	Global Growth Fund	102,438	2,213,685
	Global Small Capitalization Fund	51,110	1,107,551
	International Fund	183,399	3,310,348
	New World Fund	31,672	737,319

			7,368,903

	International Fixed Income Fund–2.94%
*	American Funds Insurance Series–Global Bond Fund	93,030	1,099,618

			1,099,618

	Total Unaffiliated Investment Companies (Cost $36,611,201)		36,718,789

	SHORT-TERM INVESTMENT–4.83%
	Money Market Mutual Fund–4.83%
	Dreyfus Treasury & Agency Cash Management Fund	1,805,817	1,805,817

	Total Short-Term Investment (Cost $1,805,817)		1,805,817

TOTAL VALUE OF SECURITIES–102.92% (Cost $38,417,018)	38,524,606

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.92%)	(1,092,168)

NET ASSETS APPLICABLE TO 3,516,540 SHARES OUTSTANDING–100.00%	$37,432,438

NET ASSET VALUE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($721,989 / 67,738 Shares)	$10.659

NET ASSET VALUE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($36,710,449 / 3,448,802 Shares)	$10.644

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$37,054,131
Undistributed net investment income	270,435
Accumulated net realized gain on investments	284
Net unrealized appreciation of investments	107,588

Total net assets	$37,432,438

*	Class 1 shares

**	Class F-2 shares

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–6

LVIP American Growth Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	UNAFFILIATED INVESTMENT COMPANIES–96.77%
	Asset Allocation Fund–14.51%
**	American Funds®–Capital Income Builder	93,785	$4,678,935

			4,678,935

	Equity Funds–33.99%
*	American Funds Insurance Series®–
	Blue Chip Income & Growth Fund	541,615	5,009,943
	Growth Fund	51,456	2,818,770
	Growth-Income Fund	90,810	3,130,225

			10,958,938

	Fixed Income Funds–21.12%
**	American Funds–
	Intermediate Bond Fund of America	68,938	925,835
*	American Funds Insurance Series–
	Bond Fund	261,024	2,785,128
	High-Income Bond Fund	55,572	622,404
	U.S. Government/AAA-Rated Securities Fund	196,483	2,473,721

			6,807,088

	International Equity Funds–24.25%
*	American Funds Insurance Series–
	Global Growth & Income Fund	62,928	626,768
	Global Growth Fund	101,396	2,191,177
	Global Small Capitalization Fund	43,372	939,882
	International Fund	190,218	3,433,442
	New World Fund	26,884	625,854

			7,817,123

	International Fixed Income Fund–2.90%
*	American Funds Insurance Series–Global Bond Fund	79,023	934,057

			934,057

	Total Unaffiliated Investment Companies (Cost $31,059,237)		31,196,141

	SHORT-TERM INVESTMENT–2.75%
	Money Market Mutual Fund–2.75%
	Dreyfus Treasury & Agency Cash Management Fund	888,174	888,174

	Total Short-Term Investment (Cost $888,174)		888,174

TOTAL VALUE OF SECURITIES–99.52% (Cost $31,947,411)	32,084,315

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.48%	154,503

NET ASSETS APPLICABLE TO 2,999,207 SHARES OUTSTANDING–100.00%	$32,238,818

NET ASSET VALUE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($24,281 / 2,256 Shares)	$10.763

NET ASSET VALUE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($32,214,537 / 2,996,951 Shares)	$10.749

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$31,882,460
Undistributed net investment income	219,672
Accumulated net realized loss on investments	(218)
Net unrealized appreciation of investments	136,904

Total net assets	$32,238,818

*	Class 1 shares

**	Class F-2 shares

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–7

LVIP American Income Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	UNAFFILIATED INVESTMENT COMPANIES–99.06%
	Asset Allocation Fund–14.93%
**	American Funds®–Capital Income Builder	54,494	$2,718,697

			2,718,697

	Equity Funds–21.93%
*	American Funds Insurance Series®–
	Blue Chip Income & Growth Fund	176,706	1,634,533
	Growth Fund	23,179	1,269,744
	Growth-Income Fund	31,588	1,088,855

			3,993,132

	Fixed Income Funds–50.24%
**	American Funds–
	Intermediate Bond Fund of America	53,323	716,123
	Short-Term Bond Fund	71,084	716,525
*	American Funds Insurance Series–
	Bond Fund	201,923	2,154,518
	U.S. Government/AAA-Rated Securities Fund	441,721	5,561,273

			9,148,439

	International Equity Funds–7.99%
*	American Funds Insurance Series–
	Global Growth Fund	16,834	363,773
	Global Small Capitalization Fund	16,808	364,235
	International Fund	40,301	727,429

			1,455,437

	International Fixed Income Fund–3.97%
*	American Funds Insurance Series–Global Bond Fund	61,233	723,778

			723,778

	Total Unaffiliated Investment Companies (Cost $17,974,515)		18,039,483

	SHORT-TERM INVESTMENT–0.06%
	Money Market Mutual Fund–0.06%
	Dreyfus Treasury & Agency Cash Management Fund	11,241	11,241

	Total Short-Term Investment (Cost $11,241)		11,241

TOTAL VALUE OF SECURITIES–99.12% (Cost $17,985,756)	18,050,724

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.88%	159,679

NET ASSETS APPLICABLE TO 1,746,668 SHARES OUTSTANDING–100.00%	$18,210,403

NET ASSET VALUE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($75,520 / 7,234 Shares)	$10.440

NET ASSET VALUE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($18,134,883 / 1,739,434 Shares)	$10.426

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$18,067,483
Undistributed net investment income	77,789
Accumulated net realized gain on investments	163
Net unrealized appreciation of investments	64,968

Total net assets	$18,210,403

*	Class 1 shares

**	Class F-2 shares

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–8

LVIP American Allocation Funds
Statements of Operations
August 2, 2010* to December 31, 2010

	LVIP American	LVIP American	LVIP American
	Balanced Allocation	Growth Allocation	Income Allocation
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$280,931	$228,402	$82,552

EXPENSES:
Accounting and administration expenses	20,650	20,650	20,642
Professional fees	17,451	17,144	16,394
Distribution expenses-Service Class	5,621	4,735	2,594
Management fees	4,129	3,394	1,874
Reports and statements to shareholders	1,886	1,878	1,903
Trustees’ fees	3	3	1
Other	414	413	418

	50,154	48,217	43,826
Less expenses waived/reimbursed	(39,579)	(39,408)	(38,984)

Total operating expenses	10,575	8,809	4,842

NET INVESTMENT INCOME	270,356	219,593	77,710

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from sale of investments in unaffiliated investment companies	284	(218)	163
Net unrealized appreciation of investments	107,588	136,904	64,968

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	107,872	136,686	65,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$378,228	$356,279	$142,841

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–9

LVIP American Allocation Funds
Statements of Changes in Net Assets

	LVIP American	LVIP American	LVIP American
	Balanced Allocation	Growth Allocation	Income Allocation
	Fund	Fund	Fund
	8/2/10*	8/2/10*	8/2/10*
	to	to	to
	12/31/10	12/31/10	12/31/10

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$270,356	$219,593	$77,710
Net realized gain (loss) on investments	284	(218)	163
Net unrealized appreciation of investments	107,588	136,904	64,968

Net increase in net assets resulting from operations	378,228	356,279	142,841

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	749,377	23,392	74,560
Service Class	38,624,094	35,027,687	19,010,171

	39,373,471	35,051,079	19,084,731

Cost of shares repurchased:
Standard Class	(37,887)	—	(29)
Service Class	(2,281,374)	(3,168,540)	(1,017,140)

	(2,319,261)	(3,168,540)	(1,017,169)

Increase in net assets derived from capital share transactions	37,054,210	31,882,539	18,067,562

NET INCREASE IN NET ASSETS	37,432,438	32,238,818	18,210,403
NET ASSETS:
Beginning of period	—	—	—

End of period	$37,432,438	$32,238,818	$18,210,403

Undistributed net investment income	$270,435	$219,672	$77,789

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–10

LVIP American Balanced Allocation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period were as follows:

	LVIP American Balanced Allocation Fund
	Standard Class	Service Class
	8/2/10[1]	8/2/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income (Loss) from investment operations:
Net investment income[2]	0.691	0.678
Net realized and unrealized loss on investments	(0.032)	(0.034)

Total from investment operations	0.659	0.644

Net asset value, end of period	$10.659	$10.644

Total return[3]	6.59%	6.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$722	$36,710
Ratio of expenses to average net assets[4]	0.30%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.54%	2.89%
Ratio of net investment income to average net assets	15.74%	15.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	13.50%	13.15%
Portfolio turnover	0%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–11

LVIP American Growth Allocation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period were as follows:

	LVIP American Growth Allocation Fund
	Standard Class	Service Class
	8/2/10[1]	8/2/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.671	0.675
Net realized and unrealized gain on investments	0.092	0.074

Total from investment operations	0.763	0.749

Net asset value, end of period	$10.763	$10.749

Total return[3]	7.63%	7.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24	$32,215
Ratio of expenses to average net assets[4]	0.30%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.01%	3.36%
Ratio of net investment income to average net assets	15.53%	15.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	12.82%	12.47%
Portfolio turnover	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–12

LVIP American Income Allocation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period were as follows:

	LVIP American Income Allocation Fund
	Standard Class	Service Class
	8/2/10[1]	8/2/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.431	0.420
Net realized and unrealized gain on investments	0.009	0.006

Total from investment operations	0.440	0.426

Net asset value, end of period	$10.440	$10.426

Total return[3]	4.40%	4.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75	$18,135
Ratio of expenses to average net assets[4]	0.30%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	5.16%	5.51%
Ratio of net investment income to average net assets	10.04%	9.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.18%	4.83%
Portfolio turnover	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–13

LVIP American Allocation Funds
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in the American Funds Insurance Series® Class 1 shares and American Funds® Class F-2 retail fund shares (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The investment objective of the LVIP American Balanced Allocation Fund is to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP American Growth Allocation Fund is to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP American Income Allocation Fund is to have a high level of current income with some consideration given to growth of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Funds tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period August 2, 2010 through December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Funds’ investment portfolios, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is in addition to the management fee paid by the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.30% of average daily net assets. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LVIP American Allocation Funds–14

LVIP American Allocation Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

LIAC has retained Wilshire Associates Incorporated (Wilshire) to provide consulting services to LIAC in regards to the Funds. LIAC pays Wilshire’s consulting fees out of its advisory fees. Wilshire has no discretionary authority and cannot purchase or sell securities on behalf of the Funds.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services, provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the period August 2, 2010 through December 31, 2010, fees for administrative and support services amounted as follows:

	LVIP	LVIP	LVIP
	American Balanced	American Growth	American Income
	Allocation Fund	Allocation Fund	Allocation Fund

Administration fees	$7	$6	$3
Support fees	643	644	640

Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statements of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. Capital Research and Management Company and Dreyfus serve as the investment managers for the Underlying Funds.

At December 31, 2010, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP	LVIP	LVIP
	American Balanced	American Growth	American Income
	Allocation Fund	Allocation Fund	Allocation Fund

Receivable from LIAC	$3,143	$3,653	$4,626
Distribution fees payable to LFD	5,259	4,425	2,429

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

At December 31, 2010, Lincoln Life directly owned shares of the Standard Class and Service Class shares of the Funds as follows:

	LVIP	LVIP	LVIP
	American Balanced	American Growth	American Income
	Allocation Fund	Allocation Fund	Allocation Fund

Standard Class shares	0.00%	44.33%	13.82%
Service Class shares	0.00%	0.30%	0.52%

3.	Investments
For the period August 2, 2010 through December 31, 2010, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP	LVIP	LVIP
	American Balanced	American Growth	American Income
	Allocation Fund	Allocation Fund	Allocation Fund

Purchases	$36,625,737	$31,110,508	$17,993,687
Sales	14,820	51,053	19,335

LVIP American Allocation Funds–15

LVIP American Allocation Funds
Notes to Financial Statements (continued)

3.	Investments (continued)

At December 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP	LVIP	LVIP
	American Balanced	American Growth	American Income
	Allocation Fund	Allocation Fund	Allocation Fund

Cost of investments	$38,417,025	$31,947,938	$17,985,837

Aggregate unrealized appreciation	$192,517	$186,623	$87,982
Aggregate unrealized depreciation	(84,936)	(50,246)	(23,095)

Net unrealized appreciation	$107,581	$136,377	$64,887

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	LVIP	LVIP	LVIP
	American Balanced	American Growth	American Income
Level 1	Allocation Fund	Allocation Fund	Allocation Fund

Investment companies	$36,718,789	$31,196,141	$18,039,483
Short-term investment	1,805,817	888,174	11,241

Total	$38,524,606	$32,084,315	$18,050,724

There were no Level 3 securities at the end of the period.

During the period August 2, 2010 through December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the period August 2, 2010 through December 31, 2010.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

	LVIP	LVIP	LVIP
	American Balanced	American Growth	American Income
	Allocation Fund	Allocation Fund	Allocation Fund

Shares of beneficial interest	$37,054,131	$31,882,460	$18,067,483
Undistributed ordinary income	270,726	219,981	78,033
Unrealized appreciation of investments	107,581	136,377	64,887

Net assets	$37,432,438	$32,238,818	$18,210,403

LVIP American Allocation Funds–16

LVIP American Allocation Funds
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of disallowed stock issuance costs. Results of operations and net assets were not affected by these reclassifications. For the period August 2, 2010 through December 31, 2010, the Funds recorded the following reclassifications:

	LVIP	LVIP	LVIP
	American Balanced	American Growth	American Income
	Allocation Fund	Allocation Fund	Allocation Fund

Undistributed net investment income	$79	$79	$79
Paid-in capital	(79)	(79)	(79)

6.	Capital Shares
Transactions in capital shares were as follows:

	LVIP	LVIP	LVIP
	American Balanced	American Growth	American Income
	Allocation Fund	Allocation Fund	Allocation Fund
	8/2/10*	8/2/10*	8/2/10*
	to	to	to
	12/31/10	12/31/10	12/31/10

Shares sold:
Standard Class	71,305	2,256	7,236
Service Class	3,664,106	3,293,953	1,837,576

	3,735,411	3,296,209	1,844,812

Shares repurchased:
Standard Class	(3,567)	—	(2)
Service Class	(215,304)	(297,002)	(98,142)

	(218,871)	(297,002)	(98,144)

Net increase	3,516,540	2,999,207	1,746,668

*	Date of commencement of operations.

7.	Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Allocation Funds–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP American Allocation Funds

We have audited the accompanying statements of net assets of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (three of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2010, and the related statements of operations, statements of changes in net assets, and financial highlights for the period August 2, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of their operations, the changes in their net assets, and their financial highlights for the period August 2, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP American Allocation Funds–18

LVIP American Allocation Funds
Other Fund Information

Approval of Investment Management Agreement

On June 7 and 8, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider the organization and offering of three proposed new series of the Trust (the “New Funds”), including the appointment of Lincoln Investment Advisors Corporation (“LIAC”) as investment adviser. Each of the three New Funds would invest its assets in a variety of funds in the American Funds Insurance Series (“AFIS”), advised by Capital Research and Management Company (“Capital”), based upon recommendations regarding asset allocation to be provided by Wilshire Associates Incorporated (“Wilshire®”), a consultant to LIAC.

The Trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), reported that they had met in executive session with their independent legal counsel and reviewed materials provided by LIAC and The Lincoln National Life Insurance Company (together, “Fund Management”), and Wilshire®. In addition, the Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment advisory agreements. In considering approval of the agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors, among others, and reached the following conclusions with respect to their recommendation to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each New Fund to approve the investment management agreement with LIAC and accordingly, recommended to the Board of Trustees the approval of the agreement. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the approval of the investment management agreement with LIAC with respect to the New Funds, the Board considered the nature, extent and quality of services proposed to be provided to the New Funds by LIAC, including LIAC personnel and resources, and that LIAC serves as investment adviser for the currently existing funds of the Trust. The Board reviewed the services to be provided by LIAC in serving as investment adviser with responsibility for management and oversight of the New Funds and responsibility for allocation of daily cash flows, quarterly rebalancing and annual updates to the overall asset allocation of the New Funds. The Board considered that although Wilshire® would provide its recommendations on the overall asset allocation and the underlying funds on a regular basis, LIAC would retain decision making authority. They also considered the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters.

In considering the approval of the investment management agreement with LIAC and an amendment thereto related to the New Funds in particular, the Board considered the analysis performed by LIAC to support its recommendation to add each of the above New Funds as an investment option, as well as due diligence performed by LIAC on Capital and the funds in AFIS as well as Wilshire®.

The Board also considered that Lincoln National Life Insurance Company (“Lincoln”) would provide administrative services for the New Funds as it does for the existing funds of the Trust and that certain Lincoln personnel would also be providing services to the New Funds on behalf of LIAC. Based on this information, the Board concluded that the services to be provided by LIAC were expected to be acceptable.

The Board considered the proposed management fee of .25% and noted LIAC’s agreement to waive .05% of each New Fund’s management fee and they reviewed estimated expense ratios for each New Fund noting LIAC’s agreement to limit other expenses to .30% annually for each of the New Funds.

The Board also reviewed the pro forma profitability analysis to LIAC with respect to each New Fund and concluded that the estimated profitability of LIAC in connection with the management of each New Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as each New Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of investors in the New Funds. However, because each New Fund is newly organized, the Board determined to review economies of scale in the future after the New Funds had commenced operations.

The Board reviewed materials provided by LIAC as to any additional benefits LIAC may receive due to its association with the New Funds, and noted that affiliates of LIAC provide various services to other Lincoln funds and are proposed to provide similar services to the New Funds. The Board also noted that Lincoln may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln funds by Lincoln holding fund shares on behalf of contract holders.

The Board noted the following factors specific to the named New Funds:

LVIP American Income Fund

The Board noted that the investment management fee of the proposed New Fund was higher than the average of the Conservative Funds (40% Equity) peer group selected by LIAC. However, after giving effect to the management fee waiver and expense limitation, the net expenses were expected to be lower than the average net expense ratio of the selected peer group. The Board concluded that the New Fund’s proposed management fee, coupled with the management fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services expected to be provided by LIAC.

LVIP American Balanced Fund

The Board noted that the investment management fee of the proposed New Fund was higher than the average of the Moderate Funds (60% Equity) peer group selected by LIAC. However, after giving effect to the management fee waiver and expense limitation, the net expenses were expected to be lower than the average net expense ratio of the selected peer group. The Board concluded that the New Fund’s proposed management fee, coupled with the management fee waiver and expense limitation was reasonable, in light of the nature, quality and extent of services expected to be provided by LIAC.

LVIP American Allocation Funds–19

LVIP American Allocation Funds
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

LVIP American Growth Fund

The Board noted that the investment management fee of the proposed New Fund was higher than the average of the Moderately Aggressive (70% Equity) peer group selected by LIAC. However, after giving effect to the management fee waiver and expense limitation, the net expenses were expected to be lower than the average net expense ratio of the selected peer group. The Board concluded that the New Fund’s proposed management fee, coupled with the management fee waiver and expense limitation, was reasonable, in light of the nature, quality and extent of services expected to be provided by LIAC.

Overall Conclusions

Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed investment management agreement with respect to each New Fund, are fair and reasonable and that approval of the agreement is in the best interests of each New Fund. The Board unanimously approved the investment management agreement.

LVIP American Allocation Funds–20

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP American Allocation Funds–21

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds–22

LVIP American Funds

LVIP American Funds
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP American Funds

Index

Commentary	1
Disclosure of Fund Expenses	6
Statements of Net Assets	8
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	21
Other Fund Information	22
Officer/Trustee Information	23

The 2010 Annual Report for the American Funds® Insurance Series (AFIS) will be mailed separately to all Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York policyholders and variable annuity contract owners with allocations to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (LVIP). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the LVIP Annual Report included herein.

LVIP American Global Growth Fund
2010 Annual Report Commentary

Advised by:

The Fund returned 24.63% (Service Class II shares with dividends reinvested) since inception on July 1, 2010 through December 31, 2010, while its benchmark, the MSCI World Index*, returned 23.42%. The LVIP American Global Growth Fund invests all of its assets in Class 1 shares of the Global Growth Fund (Master Fund), a series of the American Funds Insurance Series®.

The discussion that follows relates to the Master Fund. Strong global demand for resources helped boost share prices of some mining companies, particularly in Australia and Canada. Select technology, financial and pharmaceutical holdings also contributed to results. With a few exceptions, holdings in sectors that would normally be expected to fare well in an uncertain market, such as utilities, energy and telecommunications were disappointing.

We continue to see positive signs of recovery in the U.S. despite the twin threats of depressed housing prices and high unemployment. Overseas, we expect Europe to shake off its debt problems and for China to continue to be an engine for global growth.

The past year serves as a useful reminder that a recovery can involve volatility on the return to prosperity. We will continue our search for good companies at reasonable share prices whose values are not recognized by other investors.

Capital Research and Management Companysm
(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/2010

	LVIP American
	Global Growth
	Fund Service	MSCI World
	Class II	Net Index
7/1/10	10000	10000
12/31/10	12463	12342

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Global Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,463. For comparison, look at how the MSCI World Index did over the same period. The same $10,000 investment would have increased to $12,342. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Service Class II Shares

Inception (7/1/10)	+24.63%

*	The MSCI World Index is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund
2010 Annual Report Commentary

Advised by:

The Fund returned 28.52% (Service Class II shares with dividends reinvested) since inception on July 1, 2010 through December 31, 2010, while its benchmark, the MSCI All Country World Small-Cap Index*, returned 29.18%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class 1 shares of the Global Small Capitalization Fund (Master Fund), a series of the American Funds Insurance Series®.

The discussion that follows relates to the Master Fund. The Fund’s return was helped by holdings in Asia, particularly in the information technology and financials sectors. Holdings in consumer discretionary companies, the Fund’s third-largest sector at year-end, were generally weaker.

On a country basis, the strongest returns came from the Fund’s investments in Hong Kong, the United Kingdom and Australia, while Greece, which is still grappling with structural problems, was the weakest. The Fund’s relatively large cash position at year-end — 11.8% compared with 4.2% a year ago — held back returns during the strong latter part of the year.

This larger cash position reflects our cautiously optimistic outlook for the year ahead. We believe that the U.S. will continue its gradual recovery from the recent recession, and that developing markets will maintain their robust growth rates.

Capital Research and Management Companysm
(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/2010

	LVIP American
	Global Small	MSCI All
	Capitalization Fund	Country World
	Service Class	Small Cap
	II	Index
7/1/10	10000	10000
12/31/10	12852	12918

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Global Small Capitalization Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,852. For comparison, look at how the MSCI All Country World Small Cap Index did over the same period. The same $10,000 investment would have increased to $12,918. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Service Class II Shares

Inception (7/1/10)	+28.52%

*	The MSCI All Country World Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

LVIP American Funds–2

LVIP American Growth Fund
2010 Annual Report Commentary

Advised by:

The Fund returned 25.80% (Service Class II shares with dividends reinvested) since inception on July 1, 2010 through December 31, 2010, while its benchmark, the S&P 500 Index*, returned 23.27%. The LVIP American Growth Fund invests all of its assets in Class 1 shares of the Growth Fund (Master Fund), a series of the American Funds Insurance Series®.

The discussion that follows relates to the Master Fund. Investments in consumer discretionary stocks provided the Fund’s strongest returns for the year, with the top five contributors all coming from within the sector. Three of the five are U.S. gaming companies with a strong presence in Macau, the former Portuguese territory in China that has become the world’s most lucrative gambling center. Rising commodity prices helped lift the value of some of the Fund’s holdings in the materials sector, particularly in the second half of the year, and holdings in telecommunication services also contributed to results. Utilities, the Fund’s smallest sector, was the weakest.

As global markets recover from the recent downturn, we expect that the materials and consumer discretionary sectors will continue to do reasonably well. There are signs that consumers are beginning to spend more and that should bode well for the Fund.

During 2010, the fund increased its ability to invest outside the U.S. overall, and in developing markets. We believe our long-term perspective has worked out well and will continue to be the right approach as we search for growth opportunities in the U.S. and overseas.

Capital Research and Management Companysm
(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/10

	LVIP American
	Growth Fund
	Service Class	S&P 500
	II	Index
7/1/10	10000	10000
12/31/10	12580	12327

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,580. For comparison, look at how the S&P 500 Index did over the same period. The same $10,000 investment would have increased to $12,327. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Service Class II Shares

Inception (7/1/10)	+25.80%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–3

LVIP American Growth-Income Fund
2010 Annual Report Commentary

Advised by:

The Fund returned 22.61% (Service Class II shares with dividends reinvested) since inception on July 1, 2010 through December 31, 2010, while its benchmark, the S&P 500 Index*, returned 23.27%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth-Income Fund (Master Fund), a series of the American Funds Insurance Series®.

The discussion that follows relates to the Master Fund. The dramatic recovery in information technology stocks that began in late 2009 slowed in 2010, contributing to the Fund’s modest return compared to its benchmark. Disappointing results from the Fund’s sizable holdings in the technology sector, coupled with a cash position averaging 6.7% during the year, accounted for most of the difference.

We are optimistic that these technology holdings will soon make up the deficiency now that corporate balance sheets have improved and more companies are investing in technology equipment and services to help reduce their own costs. It’s not unusual for one sector or another to take a breather during an economic recovery, which is why our investment focus is on the long term.

Investing with a dividend focus has been the mainstay of our investment adviser since it began 80 years ago, and we are confident that our strength in this area will continue to serve investors well in the future.

Capital Research and Management Companysm
(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/10

	LVIP American
	Growth-Income Fund
	Service Class	S&P 500
	II	Index
7/1/10	10000	10000
12/31/10	12261	12327

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American Growth-Income Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,261. For comparison, look at how the S&P 500 Index did over the same period. The same $10,000 investment would have increased to $12,327. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Service Class II Shares

Inception (7/1/10)	+22.61%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–4

LVIP American International Fund
2010 Annual Report Commentary

Advised by:

The Fund returned 23.55% (Service Class II shares with dividends reinvested) since inception on July 1, 2010 through December 31, 2010, while its benchmark, the MSCI ACWI (All Country World Index) ex USA*, returned 24.22%. The LVIP American International Fund invests all of its assets in Class 1 shares of the International Fund (Master Fund), a series of the American Funds Insurance Series®.

The discussion that follows relates to the Master Fund. Holdings in consumer discretionary companies including European car makers Fiat, Daimler and BMW, were among the main contributers to the Fund’s results.

However, some other holdings in Europe were disappointing, particularly in the financials sector, which comprises the largest portion of the Fund. Many stronger European banks, while fundamentally sound, were affected by government intervention, such as the austerity measures imposed by some European countries. Unfortunately, it is difficult to predict how these government actions might impact companies. A weak euro also hurt the Fund’s results.

Despite ongoing volatility around the world, we continue to see attractive opportunities in many companies. We believe that our global research capability will enable us to take advantage of opportunities that arise during short-term volatility to invest in companies that will be more appreciated by the market over the longer term.

Capital Research and Management Companysm
(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/10

	LVIP American
	International Fund	MSCI ACWI
	Service Class	ex USA
	II	Index
7/1/10	10000	10000
12/31/10	12355	12422

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP American International Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,355. For comparison, look at how the MSCI ACWI ex USA Index did over the same period. The same $10,000 investment would have increased to $12,422. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense limitation was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Service Class II Shares

Inception (7/1/10)	+23.55%

*	The MSCI ACWI (All Country World Index) ex USA is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

LVIP American Funds–5

LVIP American Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Global Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Service Class II Shares	$1,000.00	$1,246.30	0.65%	$3.68

Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Global Small Capitalization Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Service Class II Shares	$1,000.00	$1,285.20	0.65%	$3.74

Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Service Class II Shares	$1,000.00	$1,258.00	0.65%	$3.70

Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Growth-Income Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Service Class II Shares	$1,000.00	$1,226.10	0.65%	$3.65

Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Funds–6

LVIP American Funds

Disclosure
     of Fund Expenses (continued)

LVIP American International Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Service Class II Shares	$1,000.00	$1,235.50	0.65%	$3.66

Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP American Funds–7

LVIP American Global Growth Fund
Statement of Net Assets
December 31, 2010

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT COMPANY–100.24%
International Equity Fund–100.24%
American Funds Insurance Series®–Global Growth Fund Class 1	135,585	$2,930,001

Total Unaffiliated Investment Company (Cost $2,868,629)		2,930,001

TOTAL VALUE OF SECURITIES–100.24% (Cost $2,868,629)	2,930,001

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.24%)	(6,961)

NET ASSETS APPLICABLE TO 234,535 SHARES OUTSTANDING–100.00%	$2,923,040

NET ASSET VALUE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($2,923,040 / 234,535 Shares)	$12.463

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$2,843,515
Undistributed net investment income	18,184
Accumulated net realized loss on investments	(31)
Net unrealized appreciation of investments	61,372

Total net assets	$2,923,040

The LVIP American Global Growth Fund (Fund) invests substantially all of their assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–8

LVIP American Global Small Capitalization Fund
Statement of Net Assets
December 31, 2010

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT COMPANY–100.20%
International Equity Fund–100.20%
American Funds Insurance Series®–Global Small Capitalization Fund Class 1	170,151	$3,687,175

Total Unaffiliated Investment Company (Cost $3,613,684)		3,687,175

TOTAL VALUE OF SECURITIES–100.20% (Cost $3,613,684)	3,687,175

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.20%)	(7,425)

NET ASSETS APPLICABLE TO 286,312 SHARES OUTSTANDING–100.00%	$3,679,750

NET ASSET VALUE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($3,679,750 / 286,312 Shares)	$12.852

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$3,595,388
Undistributed net investment income	10,793
Accumulated net realized gain on investments	78
Net unrealized appreciation of investments	73,491

Total net assets	$3,679,750

The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of their assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–9

LVIP American Growth Fund
Statement of Net Assets
December 31, 2010

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT COMPANY–100.07%
Equity Fund–100.07%
American Funds Insurance Series®–Growth Fund Class 1	237,956	$13,035,221

Total Unaffiliated Investment Company (Cost $12,840,740)		13,035,221

TOTAL VALUE OF SECURITIES–100.07% (Cost $12,840,740)	13,035,221

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(9,627)

NET ASSETS APPLICABLE TO 1,035,411 SHARES OUTSTANDING–100.00%	$13,025,594

NET ASSET VALUE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($13,025,594 / 1,035,411 Shares)	$12.580

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$12,784,786
Undistributed net investment income	46,351
Accumulated net realized loss on investments	(24)
Net unrealized appreciation of investments	194,481

Total net assets	$13,025,594

The LVIP American Growth Fund (Fund) invests substantially all of their assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–10

LVIP American Growth-Income Fund
Statement of Net Assets
December 31, 2010

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT COMPANY–100.09%
Equity Fund–100.09%
American Funds Insurance Series®–Growth-Income Fund Class 1	267,179	$9,209,652

Total Unaffiliated Investment Company (Cost $9,113,795)		9,209,652

TOTAL VALUE OF SECURITIES–100.09% (Cost $9,113,795)	9,209,652

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(8,637)

NET ASSETS APPLICABLE TO 750,438 SHARES OUTSTANDING–100.00%	$9,201,015

NET ASSET VALUE–LVIP AMERICAN GROWTH–INCOME FUND SERVICE CLASS II ($9,201,015 / 750,438 Shares)	$12.261

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$9,040,281
Undistributed net investment income	64,946
Accumulated net realized loss on investments	(69)
Net unrealized appreciation of investments	95,857

Total net assets	$9,201,015

The LVIP American Growth-Income Fund (Fund) invests substantially all of their assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–11

LVIP American International Fund
Statement of Net Assets
December 31, 2010

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT COMPANY–100.12%
International Equity Fund–100.12%
American Funds Insurance Series®–International Fund Class 1	348,202	$6,285,039

Total Unaffiliated Investment Company (Cost $6,219,525)		6,285,039

TOTAL VALUE OF SECURITIES–100.12% (Cost $6,219,525)	6,285,039

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(7,431)

NET ASSETS APPLICABLE TO 508,097 SHARES OUTSTANDING–100.00%	$6,277,608

NET ASSET VALUE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($6,277,608 / 508,097 Shares)	$12.355

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$6,172,799
Undistributed net investment income	39,386
Accumulated net realized loss on investments	(91)
Net unrealized appreciation of investments	65,514

Total net assets	$6,277,608

The LVIP American International Fund (Fund) invests substantially all of their assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–12

LVIP American Funds
Statements of Assets and Liabilities
December 31, 2010

		LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth	Capitalization	Growth	Income	International
	Fund	Fund	Fund	Fund	Fund

ASSETS:
Investments in unaffiliated investment companies, at value	$2,930,001	$3,687,175	$13,035,221	$9,209,652	$6,285,039
Receivables for fund shares sold	119,760	191,083	279,512	256,308	138,510
Due from manager	5,863	5,681	5,595	5,627	5,794

TOTAL ASSETS	3,055,624	3,883,939	13,320,328	9,471,587	6,429,343

LIABILITIES:
Payables for unaffiliated investment companies purchased	119,707	191,010	279,316	256,115	138,397
Due to affiliated	708	864	2,954	2,005	1,319
Payables for fund shares redeemed	53	72	196	194	114
Other accrued expenses	12,116	12,243	12,268	12,258	11,905

TOTAL LIABILITIES	132,584	204,189	294,734	270,572	151,735

TOTAL NET ASSETS	$2,923,040	$3,679,750	$13,025,594	$9,201,015	$6,277,608

Investments in unaffiliated investment companies, at cost	$2,868,629	$3,613,684	$12,840,740	$9,113,795	$6,219,525

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–13

LVIP American Funds
Statements of Operations
July 1, 2010* to December 31, 2010

		LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth	Capitalization	Growth	Income	International
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$19,307	$12,001	$50,101	$67,541	$41,247

EXPENSES:
Accounting and administration expenses	24,331	24,194	24,188	24,187	24,335
Professional fees	12,625	12,608	12,908	12,769	12,663
Distribution expenses-Service Class II	1,074	1,145	3,294	2,317	1,701
Reports and statements to shareholders	1	1	1	1	1
Trustees’ fees	1	1	1	1	1

	38,032	37,949	40,392	39,275	38,701
Less expenses waived/reimbursed	(36,763)	(36,596)	(36,499)	(36,536)	(36,691)

Total operating expenses	1,269	1,353	3,893	2,739	2,010

NET INVESTMENT INCOME	18,038	10,648	46,208	64,802	39,237

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from sale of investments in unaffiliated investment companies	(31)	78	(24)	(69)	(91)
Net unrealized appreciation of investments	61,372	73,491	194,481	95,857	65,514

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	61,341	73,569	194,457	95,788	65,423

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,379	$84,217	$240,665	$160,590	$104,660

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–14

LVIP American Funds
Statements of Changes in Net Assets

		LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth	Capitalization	Growth	Income	International
	Fund	Fund	Fund	Fund	Fund
	7/1/10*	7/1/10*	7/1/10*	7/1/10*	7/1/10*
	to	to	to	to	to
	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,038	$10,648	$46,208	$64,802	$39,237
Net realized gain (loss) on investments	(31)	78	(24)	(69)	(91)
Net unrealized appreciation of investments	61,372	73,491	194,481	95,857	65,514

Net increase in net assets resulting from operations	79,379	84,217	240,665	160,590	104,660

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,844,804	3,607,409	12,884,092	9,082,814	6,198,892
Cost of shares repurchased	(1,143)	(11,876)	(99,163)	(42,389)	(25,944)

Increase in net assets derived from capital share transactions	2,843,661	3,595,533	12,784,929	9,040,425	6,172,948

NET INCREASE IN NET ASSETS	2,923,040	3,679,750	13,025,594	9,201,015	6,277,608
NET ASSETS:
Beginning of period	—	—	—	—	—

End of period	$2,923,040	$3,679,750	$13,025,594	$9,201,015	$6,277,608

Undistributed net investment income	$18,184	$10,793	$46,351	$64,946	$39,386

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–15

LVIP American Funds
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period were as follows:

		LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth	Capitalization	Growth	Income	International
	Fund	Fund	Fund	Fund	Fund
	Service	Service	Service	Service	Service
	Class II	Class II	Class II	Class II	Class II
	7/1/10[1]	7/1/10[1]	7/1/10[1]	7/1/10[1]	7/1/10[1]
	to	to	to	to	to
	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.540	0.305	0.454	0.882	0.736
Net realized and unrealized gain on investments	1.923	2.547	2.126	1.379	1.619

Total from investment operations	2.463	2.852	2.580	2.261	2.355

Net asset value, end of period	$12.463	$12.852	$12.580	$12.261	$12.355

Total return[3]	24.63%	28.52%	25.80%	22.61%	23.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,923	$3,680	$13,026	$9,201	$6,278
Ratio of expenses to average net assets[4]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	18.78%	17.47%	6.41%	8.84%	11.91%
Ratio of net investment income to average net assets	8.88%	4.87%	7.26%	14.51%	12.01%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(9.25% )	(11.95% )	1.50%	6.32%	0.75%
Portfolio turnover	2%	2%	1%	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Fund in which each Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–16

LVIP American Funds
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Service Class II shares. The Service Class II shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate in the manner of Fund of Funds investing substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.

The investment objective of the LVIP American Growth Fund is growth of capital.

The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ notes to financial statements, which are delivered together with this report.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax return for the open tax year December 31, 2010, and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period July 1, 2010 through December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Funds’ investment portfolios and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. To the extent that a Fund invests all of its investable assets (i.e., securities and

LVIP American Funds–17

LVIP American Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

cash) in another registered investment company, the Trust will not pay the adviser any advisory fees. To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:

Annual Fee Rate
Based on
Average Daily
Fund	Net Asset Value

LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%

The fee is in addition to the management fee paid by the Underlying Funds.

LIAC has contractually agreed to reimburse the Fund to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.10% of average daily net assets. This agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services, provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the period July 1, 2010 through December 31, 2010, fees for administrative and support services amounted as follows:

		LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth Fund	Capitalization Fund	Growth Fund	Income Fund	International Fund

Administration fees	$4	$3	$4	$4	$4
Support fees	327	191	184	183	331

Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class II shares, an annual fee (Plan Fee) not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.55% of the average daily net assets of the Service Class II shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees.

In addition to the management fee and other expenses reflected on the statements of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. Capital Research and Management Company (CRMC) serve as the investment manager for the Underlying Funds.

At December 31, 2010, the Funds had receivables due from and liabilities payable to affiliates as follows:

		LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth Fund	Capitalization Fund	Growth Fund	Income Fund	International Fund

Receivable from LIAC	$5,863	$5,681	$5,595	$5,627	$5,794
Distribution fees payable to LFD	708	864	2,954	2,005	1,319

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

LVIP American Funds–18

LVIP American Funds
Notes to Financial Statements (continued)

3.	Investments
For the period July 1, 2010 through December 31, 2010, each Fund made purchases and sales of investment securities other than short-term investments as follows:

		LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth Fund	Capitalization Fund	Growth Fund	Income Fund	International Fund

Purchases	$2,880,501	$3,625,378	$12,852,536	$9,125,636	$6,231,457
Sales	11,841	11,773	11,773	11,773	11,841

At December 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

		LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth Fund	Capitalization Fund	Growth Fund	Income Fund	International Fund

Cost of investments	$2,868,817	$3,613,806	$12,840,878	$9,113,936	$6,219,740

Aggregate unrealized appreciation	$61,373	$73,492	$194,481	$95,857	$65,513
Aggregate unrealized depreciation	(189)	(123)	(138)	(141)	(214)

Net unrealized appreciation	$61,184	$73,369	$194,343	$95,716	$65,299

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2010:

LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth Fund	Capitalization Fund	Growth Fund	Income Fund	International Fund
Level 1
Investment Companies	$2,930,001	$3,687,175	$13,035,221	$9,209,652	$6,285,039

There were no Level 3 securities at the end of the year.

During the period July 1, 2010 through December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the period July 1, 2010 through December 31, 2010.

LVIP American Funds–19

LVIP American Funds
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

		LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth Fund	Capitalization Fund	Growth Fund	Income Fund	International Fund

Shares of beneficial interest	$2,843,515	$3,595,388	$12,784,786	$9,040,281	$6,172,799
Undistributed ordinary income	18,341	10,993	46,465	65,018	39,510
Unrealized appreciation of investments	61,184	73,369	194,343	95,716	65,299

Net assets	$2,923,040	$3,679,750	$13,025,594	$9,201,015	$6,277,608

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of disallowed stock issuance costs. Results of operations and net assets were not affected by these reclassifications. For the period July 1, 2010 through December 31, 2010, the Funds recorded the following reclassifications:

		LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth Fund	Capitalization Fund	Growth Fund	Income Fund	International Fund
Undistributed net investment income	$146	$145	$143	$144	$149
Paid-in capital	(146)	(145)	(143)	(144)	(149)

6.	Capital Shares
Transactions in capital shares were as follows:

LVIP
	LVIP	American		LVIP
	American	Global	LVIP	American	LVIP
	Global	Small	American	Growth-	American
	Growth Fund	Capitalization Fund	Growth Fund	Income Fund	International Fund
	7/1/10*	7/1/10*	7/1/10*	7/1/10*	7/1/10*
	to	to	to	to	to
	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10

Shares sold:	234,628	287,243	1,043,391	753,934	510,220
Shares repurchased:	(93)	(931)	(7,980)	(3,496)	(2,123)

Net increase	234,535	286,312	1,035,411	750,438	508,097

*	Date of commencement of operations.

7.	Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Funds–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP American Funds

We have audited the accompanying statements of net assets, statements of assets and liabilities of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, and LVIP American International Fund (five of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2010, and the related statements of operations, statements of changes in net assets, and financial highlights for the period July 1, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, and LVIP American International Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, and the results of their operations, the changes in their net assets, and their financial highlights for the period July 1, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP American Funds–21

LVIP American Funds
Other Fund Information

Approval of Investment Management Agreement

On December 7-8, 2009, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider the organization and offering of five proposed new series of the Trust (the “New Funds”), including the appointment of Lincoln Investment Advisors Corporation (“LIAC”) as investment adviser. Each of the five New Funds would invest its assets in a master fund in the American Funds Insurance Series (“AFIS”), advised by Capital Research and Management Company (“Capital”).

The Trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended (“the Independent Trustees”), reported that they met in executive session with their independent legal counsel and reviewed materials provided by LIAC and The Lincoln National Life Insurance Company (together, “Fund Management”) and AFIS and Capital. In addition, the Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment advisory agreements. In considering approval of the agreement, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors, among others, and reached the following conclusions with respect to their recommendation to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each New Fund to approve the investment management agreement with LIAC and accordingly, recommended to the Board of Trustees the approval of the agreement. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the approval of the investment management agreement with LIAC with respect to the New Funds, the Board considered the nature, extent and quality of services proposed to be provided to the New Funds by LIAC, including. LIAC personnel, resources, compliance and that LIAC serves as investment adviser for the currently existing funds of the Trust. The Board reviewed the services to be provided by LIAC in serving as investment adviser and monitoring the master funds, the personnel constituting the investment oversight and compliance staff, and regulatory and compliance matters.

The LVIP American Growth Fund, the LVIP American Growth-Income Fund, the LVIP American International Fund, the LVIP American Global Growth Fund and the LVIP American Global Small Capitalization Fund will each invest all of its assets in a master fund offered as a series of AFIS, and therefore LIAC has not engaged a sub-adviser for these New Funds (the “LVIP American Funds”). In considering the approval of the investment management agreement with LIAC and an amendment thereto related to the LVIP American Funds in particular, the Board considered the analysis performed by LIAC to support its recommendation to add each of the above funds as an investment option, as well as due diligence performed by LIAC on the investment resources, personnel and compliance program of Capital. The Board noted that LIAC would monitor the performance of the relevant master funds for each of the LVIP American Funds, and would have certain compliance and investment oversight responsibilities with respect to the master/feeder arrangement. Capital is the adviser responsible for the day to day portfolio management of the assets of the AFIS master funds. Because the LVIP American Funds will be invested in the relevant AFIS master fund, the Board compared the performance of the AFIS funds against relevant benchmarks and their Lipper peer group category for various time periods.

The Board also considered that Lincoln National Life Insurance Company (“Lincoln”) would provide administrative services for the New Funds as it does for the existing funds of the Trust and that certain Lincoln personnel would also be providing services to the New Fund on behalf of LIAC. Based on this information, the Board concluded that the services to be provided by LIAC were expected to be acceptable.

Because the LVIP American Funds will invest their assets in the respective master fund, LIAC will not charge a management fee to the LVIP American Funds, unless the funds are no longer invested in the master funds. The LVIP American Funds will incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant fund’s prospectus.

With respect to profitability and economies of scale, the Board considered that no management fee was to be charged at the feeder level.

The Board reviewed materials provided by LIAC as to any additional benefits LIAC may receive due to its association with the New Funds, and noted that affiliates of LIAC provide various services to other Lincoln funds and are proposed to provide similar services to the New Funds. The Board also noted that Lincoln may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln funds by Lincoln holding fund shares on behalf of contract holders.

Overall Conclusions

Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed investment management agreement with respect to each New Fund, are fair and reasonable and that approval of the agreement is in the best interests of each New Fund. The Board unanimously approved the investment management agreement.

LVIP American Funds–22

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP American Funds–23

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Funds–24

LVIP Baron Growth Opportunities Fund

LVIP Baron Growth
Opportunities Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Baron Growth Opportunities Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Baron Growth Opportunities Fund
2010 Annual Report Commentary

Managed by: BAMCO, Inc.

The Fund returned 26.38% (Service Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 2000® Index*, returned 26.85%.

The U.S. economy delivered positive quarterly Gross Domestic Product (GDP) growth since the third quarter of 2009, avoiding a double-dip recession. The equity markets were volatile, spurred in part by the sovereign debt crisis in Europe and investor sentiment favoring fixed income securities and cash. For most of the year there were outflows from the U.S. equity markets and many businesses continued to keep significant cash on the sidelines. With this as a backdrop, the U.S. Federal Reserve provided additional stimulus in the form of Quantitative Easing (“QE2”), which buoyed the stock market in September and through the fourth quarter, achieving its 52-week high in December.

The sectors that contributed the most to the Fund’s strong absolute performance were consumer discretionary, energy, and health care. Given the strength of the market during the fourth quarter, there were no detractors at the sector level for the year.

Specific stocks that contributed the most to absolute performance were Edwards Lifesciences Corp. (health care), Under Armour, Inc. (consumer discretionary) and Genesee & Wyoming, Inc. (industrials). Edwards Lifesciences, a leading manufacturer of tissue heart valves, reported that its recent trial exceeded expectations and its upcoming trial will include two of its products. In our view Edwards maintains an advantage over its competitors. In addition to improved consumer sentiment and spending, Under Armour, performed well due to its successful sneaker launch, improved merchandizing, and online sales growth. Genesee & Wyoming, a leading short-line railroad, reported double-digit growth in carload volumes and sustained price increases, and announced a significant new acquisition, which we think will add diversification and boost international revenue.

The individual stocks that detracted from absolute performance in a meaningful way were few. The three that hurt performance the most were Strayer Education, Inc. and DeVry, Inc. (consumer discretionary) and Equinix, Inc. (information technology). U.S. education stocks, including Strayer and DeVry, languished all year. Most recently, post-secondary stocks came under pressure due to uncertainty around proposed tough new regulations. Equinix declined for the year due primarily to its earnings preannouncement in early October when management lowered revenue guidance. We continue to own these stocks because we are bullish on the long-term fundamentals of the industries and markets in which they operate and believe the companies are addressing their short-term issues and have solid multi-year growth prospects.

For the year, sector weighting positively impacted performance. Relative to the benchmark, the Fund’s investments in health care, energy and financials had a positive impact on relative performance. In addition to Edwards Lifesciences, Concho Resources, Inc., whose shares rose 95% this year; benefited from operational performance and a well timed and large acquisition. Rising oil prices, particularly in the fourth quarter, buoyed oil and gas exploration and production companies and oil and gas equipment services business. This market dynamic led to positive relative performance for many of the Fund’s energy investments.

The Fund’s lower exposure to financials as compared to the index, particularly regional banks, was the most relevant aspect of positive relative performance in the sector. The stock selection effect of investments in investment banking/broker dealer businesses and Office Real Estate Investment Trusts (REITs) also helped relative performance.

The sectors in which the Fund’s performance lagged relative to those of the index were consumer discretionary, information technology, and industrials. In addition to Strayer, DeVry and Equinix, Tetra Tech, Inc., a leading environmental engineering and consulting firm, was a detractor from relative performance in 2010. The company’s shares came under pressure on fears of slowing infrastructure spending. After a rare earnings miss during the company’s first quarter, Tetra Tech recovered strongly during the balance of the year.

The sector weightings of this Fund typically differ significantly from those of the benchmark. In our search for new companies, we seek businesses with visionary leaders that are separating themselves from competitors through efficient operations, strong balance sheets, unique assets or properties and, in many cases, innovative and game changing technology. Each stock is included in the portfolio if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to obtain a sector distribution to resemble an index. Our exposure to any given sector is a result of our stock selection process and long-term investment approach.

Ronald Baron
BAMCO, Inc., an investment adviser

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund
2010 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Baron
	Growth Opportunities
	Fund Service	Russell 2000
	Class	Index
12/31/00	10000	10000
	11234	10249
	9639	8149
	12532	12000
	15745	14200
	16275	14846
	18801	17573
	19444	17298
	11835	11453
	16370	14565
12/31/10	20689	18477

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/00. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,689. For comparison, look at how the Russell 2000 Index did over the same period. The same $10,000 investment would have increased to $18,477. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Service Class Shares

One Year	+26.38%

Five Years**	+4.92%

Ten Years**	+7.54%

Standard Class Shares

One Year	+26.70%

Inception (6/5/07)	+0.61%

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

**	The performance data for the Service Class shown prior to June 5, 2007 includes historical performance of Baron Capital Asset Fund (a predecessor to the Fund), for which BAMCO, Inc. served as investment advisor.

LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,272.40	1.04%	$5.96
Service Class Shares	1,000.00	1,270.70	1.29%	7.38

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.96	1.04%	$5.30
Service Class Shares	1,000.00	1,018.70	1.29%	6.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.79%

Capital Markets	2.26%
Chemicals	0.35%
Commercial Services & Supplies	3.49%
Construction & Engineering	0.99%
Consumer Finance	0.07%
Distributors	1.71%
Diversified Consumer Services	4.01%
Diversified Financial Services	3.17%
Electric Utilities	1.36%
Electrical Equipment	0.99%
Energy Equipment & Services	6.41%
Food & Staples Retailing	0.26%
Food Products	4.45%
Gas Utilities	1.28%
Health Care Equipment & Supplies	6.65%
Health Care Providers & Services	4.10%
Health Care Technology	0.24%
Hotels, Restaurants & Leisure	10.63%
Household Durables	0.43%
Household Products	0.74%
Insurance	2.61%
Internet & Catalog Retail	1.44%
Internet Software & Service	2.43%
IT Services	1.55%
Life Sciences Tools & Services	3.40%
Machinery	0.51%
Media	2.74%
Metals & Mining	2.27%
Oil, Gas & Consumable Fuels	3.98%
Professional Services	1.37%
Real Estate Investment Trusts	3.26%
Real Estate Management & Development	0.13%
Road & Rail	3.30%
Software	5.77%
Specialty Retail	4.72%
Textiles, Apparel & Luxury Goods	3.77%
Trading Company & Distributors	0.90%
Wireless Telecommunication Services	0.05%

Short-Term Investment	2.08%

Total Value of Securities	99.87%

Receivables and Other Assets Net of Liabilities	0.13%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Edwards Lifesciences	4.16%
Vail Resorts	3.16%
MSCI Class A	2.97%
Genesee & Wyoming Class A	2.68%
Choice Hotels International	2.59%
DeVry	2.55%
Mettler-Toledo International	2.49%
Dick’s Sporting Goods	2.32%
Molycorp	2.27%
Core Laboratories	2.25%

Total	27.44%

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.79%
	Capital Markets–2.26%
	Cohen & Steers	98,700	$2,576,070
	Eaton Vance	101,500	3,068,345
†	Financial Engines	64,500	1,279,035
	Jefferies Group	75,000	1,997,250

			8,920,700

	Chemicals–0.35%
†	Intrepid Potash	37,145	1,385,137

			1,385,137

	Commercial Services & Supplies–3.49%
†	Booz Allen Hamilton Holding	10,891	211,612
†	Copart	139,000	5,191,650
	Ritchie Brothers Auctioneers	178,500	4,114,425
†	Tetra Tech	170,000	4,260,200

			13,777,887

	Construction & Engineering–0.99%
†	AECOM Technology	140,000	3,915,800

			3,915,800

	Consumer Finance–0.07%
†	Green Dot Class A	4,617	261,969

			261,969

	Distributors–1.71%
†	LKQ	297,000	6,747,840

			6,747,840

	Diversified Consumer Services–4.01%
	DeVry	210,000	10,075,800
	Strayer Education	38,000	5,784,360

			15,860,160

	Diversified Financial Services–3.17%
†	MSCI Class A	301,473	11,745,388
†	NetSpend Holdings	61,983	794,622

			12,540,010

	Electric Utilities–1.36%
	ITC Holdings	86,920	5,387,302

			5,387,302

	Electrical Equipment–0.99%
†	Generac Holdings	241,539	3,905,686

			3,905,686

	Energy Equipment & Services–6.41%
	Carbo Ceramics	52,639	5,450,242
	Core Laboratories	100,000	8,905,000
	Helmerich & Payne	110,000	5,332,800
	SEACOR Holdings	50,800	5,135,372
†	Targa Resources	18,500	495,985

			25,319,399

	Food & Staples Retailing–0.26%
	Whole Foods Market	20,000	1,011,800

			1,011,800

	Food Products–4.45%
	Diamond Foods	90,000	4,786,200
†	Dole Food	310,000	4,188,100
†	Ralcorp Holdings	77,300	5,025,273
†	TreeHouse Foods	70,000	3,576,300

			17,575,873

	Gas Utilities–1.28%
	Southern Union	210,000	5,054,700

			5,054,700

	Health Care Equipment & Supplies–6.65%
†	Edwards Lifesciences	203,500	16,450,939
†	Gen-Probe	75,000	4,376,250
†	IDEXX Laboratories	78,500	5,433,770

			26,260,959

	Health Care Providers & Services–4.10%
†	AMERIGROUP	188,000	8,256,960
†	Community Health Systems	212,500	7,941,125

			16,198,085

	Health Care Technology–0.24%
†	Allscripts Healthcare Solutions	50,000	963,500

			963,500

	Hotels, Restaurants & Leisure–10.63%
	Choice Hotels International	267,000	10,218,090
†	Panera Bread Class A	59,000	5,971,390
†	Peet’s Coffee & Tea	122,600	5,117,324
†	Penn National Gaming	163,000	5,729,450
†	Vail Resorts	240,000	12,489,599
	Wynn Resorts	23,950	2,486,968

			42,012,821

	Household Durables–0.43%
†	Mohawk Industries	30,000	1,702,800

			1,702,800

	Household Products–0.74%
	Church & Dwight	42,600	2,940,252

			2,940,252

	Insurance–2.61%
†	Arch Capital Group	80,000	7,044,000
	Primerica	135,000	3,273,750

			10,317,750

	Internet & Catalog Retail–1.44%
†	Blue Nile	100,000	5,706,000

			5,706,000

LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Internet Software & Services–2.43%
†	Equinix	61,550	$5,001,553
†	WebMD Health Class A	90,000	4,595,400

			9,596,953

	IT Services–1.55%
†	Gartner	184,435	6,123,242

			6,123,242

	Life Sciences Tools & Services–3.40%
†	Mettler-Toledo International	65,000	9,828,650
	Techne	55,000	3,611,850

			13,440,500

	Machinery–0.51%
	Valmont Industries	22,500	1,996,425

			1,996,425

	Media–2.74%
†	Lamar Advertising Class A	73,500	2,928,240
	Morningstar	120,000	6,369,600
†	New York Times Class A	154,000	1,509,200

			10,807,040

	Metals & Mining–2.27%
†	Molycorp	179,993	8,981,651

			8,981,651

	Oil, Gas & Consumable Fuels–3.98%
†	Brigham Exploration	100,000	2,724,000
†	Concho Resources	46,438	4,071,219
†	Denbury Resources	150,000	2,863,500
†	Oasis Petroleum	12,360	335,203
	SM Energy	97,000	5,716,211

			15,710,133

	Professional Services–1.37%
†	CoStar Group	81,500	4,691,140
†	IHS Class A	9,000	723,510

			5,414,650

	Real Estate Investment Trusts–3.26%
	Alexander’s	12,000	4,947,360
	Alexandria Real Estate Equities	35,000	2,564,100
	American Campus Communities	38,000	1,206,880
	Douglas Emmett	213,000	3,535,800
	LaSalle Hotel Properties	24,500	646,800

			12,900,940

	Real Estate Management & Development–0.13%
†	CB Richard Ellis Group Class A	25,000	512,000

			512,000

	Road & Rail–3.30%
†	Genesee & Wyoming Class A	200,000	10,590,000
	Landstar System	60,000	2,456,400

			13,046,400

	Software–5.77%
†	ANSYS	130,000	6,769,100
†	Blackboard	34,000	1,404,200
†	Concur Technologies	68,000	3,531,240
	FactSet Research Systems	52,400	4,913,024
	Pegasystems	113,000	4,139,190
†	SS&C Technologies Holdings	100,000	2,051,000

			22,807,754

	Specialty Retail–4.72%
†	CarMax	125,000	3,985,000
†	Dick’s Sporting Goods	244,600	9,172,500
†	J. Crew Group	71,549	3,086,624
†	Lumber Liquidators Holdings	50,000	1,245,500
†	Penske Auto Group	67,500	1,175,850

			18,665,474

	Textiles, Apparel & Luxury Goods–3.77%
	Polo Ralph Lauren	70,000	7,764,400
†	Under Armour Class A	130,000	7,129,200

			14,893,600

	Trading Company & Distributors–0.90%
	MSC Industrial Direct Class A	55,000	3,557,950

			3,557,950

	Wireless Telecommunication Services–0.05%
†	SBA Communications Class A	5,120	209,613

			209,613

	Total Common Stock (Cost $215,015,338)		386,430,755

	SHORT-TERM INVESTMENT–2.08%
	Money Market Mutual Fund–2.08%
	Dreyfus Treasury & Agency Cash Management Fund	8,210,817	8,210,817

	Total Short-Term Investment (Cost $8,210,817)		8,210,817

LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.87% (Cost $223,226,155)	$394,641,572

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	532,631

NET ASSETS APPLICABLE TO 13,042,725 SHARES OUTSTANDING–100.00%	$395,174,203

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($40,730,276 / 1,333,395 Shares)	$30.546

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($354,443,927 / 11,709,330 Shares)	$30.270

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$245,477,604
Accumulated net realized loss on investments	(21,718,818)
Net unrealized appreciation of investments	171,415,417

Total net assets	$395,174,203

†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$2,738,904
Foreign tax withheld	(23,986)

2,714,918

EXPENSES:
Management fees	3,525,788
Distribution expenses-Service Class	762,810
Accounting and administration expenses	160,381
Reports and statements to shareholders	85,277
Professional fees	23,979
Trustees’ fees	10,928
Custodian fees	9,945
Pricing fees	1,405
Other	12,289

4,592,802
Less expenses waived/reimbursed	(163,172)

Total operating expenses	4,429,630

NET INVESTMENT LOSS	(1,714,712)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	24,846,033
Net change in unrealized appreciation/depreciation of investments	60,939,286

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	85,785,319

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$84,070,607

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,714,712)	$(2,381,734)
Net realized gain (loss) on investments	24,846,033	(1,512,122)
Net change in unrealized appreciation/depreciation of investments	60,939,286	98,353,623

Net increase in net assets resulting from operations	84,070,607	94,459,767

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,404,667	23,009,741
Service Class	53,055,226	48,965,753

	63,459,893	71,975,494

Cost of shares repurchased:
Standard Class	(33,105,085)	(11,515,604)
Service Class	(63,519,722)	(51,667,442)

	(96,624,807)	(63,183,046)

Increase (decrease) in net assets derived from
capital share transactions	(33,164,914)	8,792,448

NET INCREASE IN NET ASSETS	50,905,693	103,252,215
NET ASSETS:
Beginning of year	344,268,510	241,016,295

End of year (there was no undistributed net investment income at either year end)	$395,174,203	$344,268,510

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Standard Class
						6/5/07[1]
	Year Ended					to
	12/31/10		12/31/09		12/31/08	12/31/07

Net asset value, beginning of period	$24.109		$17.386		$29.986	$31.455

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.069)		(0.125)		(0.095)	0.009
Net realized and unrealized gain (loss) on investments	6.506		6.848		(11.146)	(1.478)

Total from investment operations	6.437		6.723		(11.241)	(1.469)

Less dividends and distributions from:
Net realized gain on investments	—		—		(1.359)	—

Total dividends and distributions	—		—		(1.359)	—

Net asset value, end of period	$30.546		$24.109		$17.386	$29.986

Total return[3]	26.70%		38.67%		(38.98% )	(4.67% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,730		$53,680		$28,648	$16,095
Ratio of expenses to average net assets	1.04%		1.04%		1.04%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.09%		1.09%		1.09%	1.08%
Ratio of net investment income (loss) to average net assets	(0.27%	)	(0.63%	)	(0.38% )	0.05%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.32%	)	(0.68%	)	(0.43% )	0.01%
Portfolio turnover	14%		10%		23%	23%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/10		12/31/09		12/31/08	12/31/07[1]	12/31/06[1]

Net asset value, beginning of period	$23.951		$17.315		$29.944	$32.302	$27.961

Income (loss) from investment operations:
Net investment loss[2]	(0.133)		(0.174)		(0.156)	(0.124)	(0.240)
Net realized and unrealized gain (loss) on investments	6.452		6.810		(11.114)	1.314	4.581

Total from investment operations	6.319		6.636		(11.270)	1.190	4.341

Less dividends and distributions from:
Net realized gain on investments	—		—		(1.359)	(3.548)	—

Total dividends and distributions	—		—		(1.359)	(3.548)	—

Net asset value, end of period	$30.270		$23.951		$17.315	$29.944	$32.302

Total return[3]	26.38%		38.32%		(39.13% )	3.42%	15.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$354,444		$290,589		$212,368	$344,883	$310,952
Ratio of expenses to average net assets	1.29%		1.29%		1.29%	1.29%	1.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.34%		1.34%		1.34%	1.32%	1.32%
Ratio of net investment loss to average net assets	(0.52%	)	(0.88%	)	(0.63% )	(0.39% )	(0.77%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.57%	)	(0.93%	)	(0.68% )	(0.42% )	(0.77%	)
Portfolio turnover	14%		10%		23%	23%	12%

[1]	Effective June 5, 2007, the Baron Capital Asset Fund (the Baron Fund), a series of the Baron Capital Funds Trust, was reorganized into the Fund. The Service Class shares financial highlights for the periods prior to June 5, 2007 reflect the performance of the Insurance Shares Class of the Baron Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies), and other insurance companies for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and medium sized companies with under valued assets or favorable growth prospects. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. The commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $629 for the year ended December 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.00% of the average daily net assets of the Fund.

BAMCO, Inc. (BAMCO) (Sub-Advisor) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays BAMCO at an annual rate of 0.50% of the Fund’s average daily net assets.

LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010 fees for administrative and support services amounted to $22,401 and $5,801, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Funds had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$308,478
Distribution fees payable to LFD	73,620

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $49,377,671 and sales of $88,980,442 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $223,272,468. At December 31, 2010, net unrealized appreciation was $171,369,104, of which $172,032,885 related to unrealized appreciation of investments and $663,781 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

Level 1

Common Stock	$386,430,755
Short-Term Investment	8,210,817

Total	$394,641,572

There were no Level 3 securities at the beginning or end of the year.

During the fiscal year ended December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2010 and 2009.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010 the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$245,477,604
Capital loss carryforwards	(21,672,505)
Unrealized appreciation of investments	171,369,104

Net assets	$395,174,203

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010 the Fund recorded the following reclassifications:

Accumulated Net	Paid-in
Investment Loss	Capital
$1,714,712	$(1,714,712)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $24,844,342 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $21,672,505 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09
Shares sold:
Standard Class	405,259	1,171,261
Service Class	2,050,687	2,531,825

	2,455,946	3,703,086

Shares repurchased:
Standard Class	(1,298,383)	(592,522)
Service Class	(2,473,895)	(2,664,012)

	(3,772,278)	(3,256,534)

Net increase (decrease)	(1,316,332)	446,552

7.	Market Risk
The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Baron Growth Opportunities Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Baron Growth Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Baron Growth Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006 were audited by other auditors, whose report dated February 15, 2007 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Baron Growth Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund
Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2011. The Board noted that the investment management fee was higher than the average of the Lipper expense group and considered management’s representation that the fee level was reasonable given the fee paid to the sub-adviser and the sub-adviser’s expertise in the investment strategy. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with BAMCO

In considering the renewal of the sub-advisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the sub-advisory agreement. The Board reviewed the services provided by BAMCO, the background of the investment

LVIP Baron Growth Opportunities Fund–15

LVIP Baron Growth Opportunities Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with BAMCO (continued)

professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of small-cap growth funds and the Russell 2000 Index. The Board noted that the Fund’s one year return was above the average of the Lipper performance group for the one year period and the benchmark index and that the three and five year performance was in range of the Lipper performance group. The Board concluded that the services provided by BAMCO were satisfactory.

The Board reviewed the sub-advisory fee compared to the fee BAMCO charges to other funds and clients with similar objectives, based on information provided by BAMCO, and noted that the sub-advisory fee was within an acceptable range of the contractual sub-adviser fees of the Lipper expense group and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers that charge bundled commission rates and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Baron Growth Opportunities Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Baron Growth Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund–18

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Inflation
Protected Bond Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP BlackRock Inflation Protected Bond Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation	3
Statement of Net Assets	4
Statement of Operations	6
Statement of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	8
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	16

LVIP BlackRock Inflation Protected Bond Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 2.35% (Standard Class shares with distributions reinvested) since inception on May 3, 2010, while its benchmark, the Barclays Capital U.S. TIPS Index*, returned 3.27%.

In 2010, risk assets continued the choppy advance they began in 2009. In some sense, there were three parts to the year. The early months saw risk assets move higher amid a continuation of the 2009 recovery, as well as improvements in jobs data and very strong fourth quarter 2009 and first quarter 2010 earnings. The middle months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in job growth, igniting double-dip recessionary fears. Investors were also unnerved by the “flash crash” and the uncertainty surrounding the financial reform bill. From the late summer lows, the market experienced a very strong finish to the year as double-dip fears receded, job growth resumed, the U.S. experienced a capital markets friendly election and Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to further quantitative easing measures (“QE2”). Additionally — and perhaps most importantly — the Bush tax cuts were extended, along with some fiscal sweeteners.

Debt and deflationary risks were present throughout 2010, causing central banks (especially the U.S. Fed) to respond with unprecedented actions. Real Gross Domestic Product (GDP) growth continued in a positive direction, but remained subpar compared to most recoveries. U.S. job growth was not strong enough to reduce the unemployment rate. Corporations, however, produced fantastic earnings gains, despite mediocre economic growth. Inflation remained a non-issue in the developed world, but began to rear its ugly head in some emerging economies. Government deficit spending and debt levels continued to haunt investors, but corporate financial health remained remarkably strong in both balance sheet and income statement terms. We saw investor flows out of equity funds (U.S. equities, in particular) and into bond funds as the demand for yield continued amidst tempered growth expectations.

The top line strategy continued to focus on inflation expectations and if these expectations were accurately being priced into the Treasury Inflation Protected Securities (TIPS) markets throughout the period. Indicators of such fluctuated with economic data releases which alternately depicted an economy bottoming with one that might need additional fiscal and monetary support. Complicating matters was the above mentioned QE2, which was announced by the Fed as a possible crutch but which’s implementation was placed on hold for weeks running up to the November elections.

While times and markets remained tumultuous we continued to follow our core beliefs that within a sector specific market such as TIPS we must continue to make relative value choices that when looked at in aggregate point to superior risk adjusted positioning. We concentrate our efforts in three main themes. Actively managing average duration and the yield curve. Trading real interest rates and finally trading breakevens or inflation expectations. On the duration front we remained in and around the index as volatility was high but not necessarily driven by economic activity but more so by outside events like the European sovereign debt issues. We largely maintained yield curve flattening basis within both the nominal and breakeven curves but traded this actively. We continued to provide a very clean Consumer Price Index (CPI) inflation focus underweighting TIPS when we felt them rich on a real or breakeven basis but mainly using nominal treasuries as an alternative. We continued to stay away from risk sectors such as corporates and mortgage backed securities (MBS), unlike many of our competition.

Stuart Spodek
Brian Weinstein
Martin Hegarty
BlackRock Financial Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/10

	LVIP Blackrock	LVIP Blackrock	Barclay Capital
	Inflation Protected	Inflation Protected	U.S. TIPS
	Bond Standard	Bond Service	Index
5/3/10	10000	10000	10000
12/31/10	10235	10232	10327

This chart illustrates hypothetically, that $10,000 was invested in the LVIP BlackRock Inflation Protected Bond Fund shares on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,235 for the Standard Class shares and to $10,218 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. TIPS Index did from 5/3/10 through 12/31/10. The same $10,000 investment would have increased to $10,327 Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (5/3/10)	+2.35%

Service Class Shares

Inception (5/3/10)	+2.18%

*	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,011.40	0.54%	$2.74
Service Class Shares	1,000.00	1,012.70	0.79%	4.01

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.48	0.54%	$2.75
Service Class Shares	1,000.00	1,021.22	0.79%	4.02

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund

Sector Allocation
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Agency Mortgage-Backed Securities	18.95%

Corporate Bonds	0.15%

Sovereign Bonds	14.06%

France	4.86%
Germany	9.20%

U.S. Treasury Obligations	53.08%

Short-Term Investments	13.97%

Total Value of Securities	100.21%

Liabilities Net of Receivables and Other Assets	(0.21%)

Total Net Assets	100.00%

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets
December 31, 2010

		Principal		Value
		Amount°		(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES–18.95%
	Fannie Mae S.F. 30 yr 6.00% 9/1/38		9,474,050	$10,363,709
	Freddie Mac S.F. 30 yr 6.00% 5/1/37		9,475,996	10,298,554
	GNMA2 S.F. 30 yr 5.50% 2/20/39		9,586,840	10,325,737

	Total Agency Mortgage-Backed Securities
	(Cost $30,950,524)			30,988,000

	CORPORATE BONDS–0.15%
	Capital Markets–0.08%
•	Morgan Stanley 3.34% 3/5/18		143,000	140,326

				140,326

	Insurance–0.07%
•	Prudential Financial 3.07% 6/10/15		114,000	112,298

				112,298

	Total Corporate Bonds (Cost $250,609)			252,624

	SOVEREIGN BONDS–14.06%
	France–4.86%
	France Government Bond O.A.T 1.60% 7/25/15	EUR	5,644,784	7,947,226

				7,947,226

	Germany–9.20%
	Deutschland Republic Inflation Linked 1.50% 4/15/16	EUR	10,607,420	15,049,787

				15,049,787

	Total Sovereign Bonds (Cost $22,433,414)			22,997,013

	U.S. TREASURY OBLIGATIONS–53.08%
	U.S. Treasury Inflation Index Bonds
	1.75% 1/15/28		3,345,956	3,414,444
	2.00% 1/15/26		1,234,173	1,313,526
	2.125% 2/15/40		9,436,979	10,025,318
	¥ 2.375% 1/15/25		8,659,592	9,658,156
	2.375% 1/15/27		5,136,334	5,720,993
	2.50% 1/15/29		588,797	669,941
	3.375% 4/15/32		369,651	478,900
	3.625% 4/15/28		20,284	26,247
	3.875% 4/15/29		518,860	697,502
	U.S. Treasury Inflation Index Notes
	¥ 0.50% 4/15/15		10,460,969	10,706,152
	0.625% 4/15/13		972,665	1,002,833
	1.25% 4/15/14		1,317,636	1,386,915
	1.25% 7/15/20		3,857,840	3,955,494
	1.375% 7/15/18		532,476	561,887
	1.375% 1/15/20		897,820	934,294
	1.625% 1/15/15		607,067	648,092
	1.625% 1/15/18		9,103,506	9,752,840
	1.875% 7/15/13		595,410	635,346
	1.875% 7/15/15		10,500,958	11,388,614
	1.875% 7/15/19		2,143,902	2,334,006
	2.00% 4/15/12		2,286,035	2,370,867
	2.00% 1/15/14		2,976,930	3,198,804
	2.00% 7/15/14		1,592,266	1,722,757
	2.125% 1/15/19		937,186	1,038,373
	2.375% 1/15/17		614,929	686,030
	2.50% 7/15/16		1,797,763	2,019,956
	2.625% 7/15/17		237,436	270,510
	3.00% 7/15/12		182,340	193,822

	Total U.S. Treasury Obligations (Cost $87,259,545)			86,812,619

		Number of
		Shares
	SHORT-TERM INVESTMENTS–13.97%
	Money Market Mutual Fund–13.97%
	BlackRock Liquidity Funds		11,242,588	11,242,588
	Dreyfus Treasury Cash Management Fund		11,613,006	11,613,007

	Total Short-Term Investments (Cost $22,855,595)			22,855,595

TOTAL VALUE OF SECURITIES–100.21% (Cost $163,749,687)	163,905,851

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.21%)	(341,040)

NET ASSETS APPLICABLE TO 16,145,999 SHARES OUTSTANDING–100.00%	$163,564,811

NET ASSET VALUE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($148,261,991 / 14,635,161 Shares)	$10.131

NET ASSET VALUE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($15,302,820 / 1,510,838 Shares)	$10.129

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unauthorization-no par)	$162,596,399
Undistributed net investment income	109,614
Accumulated net realized gain on investments	2,040,100
Net unrealized depreciation of investments and foreign currencies	(1,181,302)

Total net assets	$163,564,811

LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

EUR–European Monetary Unit
USD–United States Dollar

¥	Fully or partially pledged as collateral for futures contracts.

•	Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

Summary of Abbreviations:
CITI–Citibank
DB–Deutshe Bank
GNMA–Government National Mortgage Association
O.A.T–Obligations Assimilables du Trésor
S.F.–Single Family
yr–Year

1The following foreign currency exchange contracts, futures contracts, and swap contract were outstanding at December 31, 2010:

Foreign Currency Exchange Contract

						Unrealized
						Appreciation
Counterparty	Contract to Deliver		In Exchange For		Settlement Date	(Depreciation)

CITI	EUR	(5,245,000)	USD	6,864,981	1/28/11	$(147,004)
DB	EUR	(11,967,000)	USD	15,721,203	1/28/11	$(277,353)

						$(424,357)

Futures Contracts

				Unrealized
				Appreciation
Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)

(155) Euro Bobl	$(24,013,033)	$(24,614,452)	3/10/11	$(601,419)
(161) U.S. Treasury 5 yr Notes	(18,845,977)	(18,952,719)	3/31/11	(106,742)
14 U.S. Ultra Bond	1,739,571	1,779,312	3/22/11	39,741

	$(41,119,439)			$(668,420)

Swap Contract

			Unrealized
Notional	Expiration		Appreciation
Value	Date	Description	(Depreciation)

$59,864,000	1/26/11	Agreement with Barclays to receive the notional amount multiplied by the Barclays Capital TIPS Index (LBUTTRUU) Daily Index Levels and to pay the notional amount multiplied by the fixed rate of 0.39063%.	$(215,027)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund
Statement of Operations
May 3, 2010* to December 31, 2010

INVESTMENT INCOME:
Interest	$1,491,314
Dividends	4,846

1,496,160

EXPENSES:
Management fees	390,631
Accounting and administration expenses	40,941
Professional fees	28,198
Reports and statements to shareholders	8,769
Custodian fees	3,360
Pricing fees	2,762
Distribution expenses-Service Class	1,746
Trustees’ fees	1,095
Other	1,120

Total operating expenses	478,622

NET INVESTMENT INCOME	1,017,538

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	472,708
Futures contracts	314,725
Foreign currencies	(67,383)
Swap contracts	1,947,671

Net realized gain	2,667,721
Net unrealized depreciation of investments and foreign currencies	(1,181,302)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	1,486,419

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,503,957

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund
Statement of Changes in Net Assets

5/3/10*
to
12/31/10

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,017,538
Net realized gain on investments and foreign currencies	2,667,721
Net unrealized depreciation of investments and foreign currencies	(1,181,302)

Net increase in net assets resulting from operations	2,503,957

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,499,086)
Service Class	(36,465)

(1,535,551)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	158,745,122
Service Class	15,989,084
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,499,086
Service Class	36,465

176,269,757

Cost of shares repurchased:
Standard Class	(13,027,142)
Service Class	(646,210)

(13,673,352)

Increase in net assets derived from capital share transactions	162,596,405

NET INCREASE IN NET ASSETS	163,564,811
NET ASSETS:
Beginning of period	—

End of period (including undistributed net investment income of $109,614)	$163,564,811

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was follows:

	LVIP BlackRock Inflation Protected Bond Fund
	Standard Class	Service Class
	5/3/10[1]	5/3/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.080	0.063
Net realized and unrealized gain on investments and foreign currencies	0.156	0.155

Total from investment operations	0.236	0.218

Less dividends and distributions from:
Net investment income	(0.105)	(0.089)

Total dividends and distributions	(0.105)	(0.089)

Net asset value, end of period	$10.131	$10.129

Total return[3]	2.35%	2.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$148,262	$15,303
Ratio of expenses to average net assets	0.55%	0.80%
Ratio of net investment income to average net assets	1.18%	0.93%
Portfolio turnover	359%	359%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s Financial Statement.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 3, 2010 through December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the average daily net assets of the Fund and 0.40% of average daily net assets in excess of $500 million.

LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.57% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

BlackRock Financial Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.15% for the first $100 million of the Fund’s average daily net assets; 0.08% of the next $400 million; and 0.05% of the Fund’s average daily net assets in excess of $500 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the period May 3, 2010 to December 31, 2010, fees for administrative and support services amounted to $4,536 and $3,822, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$56,344
Distribution fees payable to LFD	1,662

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the period May 3, 2010 through December 31, 2010, the Fund made purchases of $197,149,947 and sales of $132,956,764 of investment securities other than U.S. government securities and short-term investments. For the period May 3, 2010 through December 31, 2010, the Fund made purchases of $376,551,642 and sales of $289,123,824 of long-term U.S. government securities.

At December 31, 2010, the cost of investments for federal income tax purposes was $164,051,423. At December 31, 2010, net unrealized depreciation was $145,572, of which $1,113,989 related to unrealized appreciation of investments and $1,259,561 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Agency, Asset-Backed & Mortgage-Backed Securities	$—	$30,988,000	$—	$30,988,000
Corporate Debt	—	252,624	—	252,624
Foreign Debt	—	22,997,013	—	22,997,013
U.S. Treasury Obligations	—	86,812,619	—	86,812,619
Short-Term Investments	22,855,595	—	—	22,855,595

Total	$22,855,595	$141,050,256	$—	$163,905,851

Foreign Currency Exchange Contract	$—	$(424,357)	$—	$(424,357)

Futures Contracts	$(668,420)	$—	$—	$(668,420)

Swap Contract	$—	$—	$(215,027)	$(215,027)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Swap Contract

Balance as of 5/3/10*	$—
Net unrealized depreciation	(215,027)

Balance as of 12/31/10	$(215,027)

*	Date of commencement of operations.

During the period ended December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 3, 2010 through December 31, 2010 was as follows:

5/3/10*
to
12/31/10

Ordinary income	$1,535,551

*	Date of commencement of operations.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$162,596,399
Undistributed ordinary income	3,045,259
Undistributed long-term capital gains	76,340
Post-October losses	(846,758)
Other temporary differences	(563,599)
Unrealized depreciation of investments and foreign currencies	(742,830)

Net assets	$163,564,811

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles, tax treatment of swap contracts, and mark-to-market of futures contracts and foreign currency contracts.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following year.

LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividend reclass tax treatment of disallowed stock issuance costs, tax treatment of gain (loss) on foreign currency transactions, and paydown gain (loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the period ended period May 3, 2010 through December 31, 2010, the Fund recorded the following reclassifications:

	Undistributed Net	Accumulated
Paid-in	Investment	Net Realized
Capital	Income	Gain

$(6)	$627,627	$(627,621)

6.	Capital Shares
Transactions in capital shares were as follows:

5/3/10*
to
12/31/10

Shares sold:
Standard Class	15,763,762
Service Class	1,571,191
Shares issued upon reinvestment of dividends and distributions:
Standard Class	147,403
Service Class	3,586

17,485,942

Shares repurchased:
Standard Class	(1,276,004)
Service Class	(63,939)

(1,339,943)

Net increase	16,145,999

*	Date of commencement of operations.

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund may enter into interest rate swap contracts, index swap contracts and credit default swaps (CDS) contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps.  An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps.  Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps.  A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally.  Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair values of derivative instruments as of December 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net		Statement of Net
	Assets Location	Fair Value	Assets Location	Fair Value

Foreign exchange contracts (Forward currency contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(424,357)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	39,741	Liabilities net of receivables and other assets	(708,161)
Index contracts (Swap contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(215,027)

Total		$39,741		$(1,347,545)

LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

The effect of derivative instruments on the statement of operations for the period ended May 3, 2010 through December 31, 2010 was as follows:

			Unrealized
		Realized Gain or	Appreciation or
	Location of Gain or Loss	Loss on Derivatives	Depreciation on Derivatives
	on Derivatives Recognized in Income	Recognized in Income	Recognized in Income

Foreign exchange contracts (Forward currency contracts)	Net realized loss on foreign currencies and net unrealized deprecation of investments and foreign currencies	$(671,253)*	$(424,357)

Interest rate contracts (Futures contracts)	Net realized gain on futures and net unrealized deprecation of investments and foreign currencies	314,725	(668,420)

Index contracts (Swap contracts)	Net realized gain on swap contracts and net unrealized deprecation of investments and foreign currencies	1,947,671	(215,027)

Total		$1,591,143	$(1,307,804)

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported with the Fund’s statement of operations.

8.	Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Inflation Protected Bond Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP BlackRock Inflation Protected Bond Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Inflation Protected Bond Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Inflation Protected Bond Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, and the results of its operations, the changes in its net assets, and its financial highlights for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	0.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distribution.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

LVIP BlackRock Inflation Protected Bond Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP BlackRock Inflation Protected Bond Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund–17

LVIP Capital Growth Fund

LVIP Capital Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Capital Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	13
Other Fund Information	14
Officer/Trustee Information	16

LVIP Capital Growth Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 18.95% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 1000® Growth Index*, returned 16.71%.

Global equities were volatile during the year moving higher early in the period on the back of strong corporate earnings and generally favorable economic data before succumbing in the second quarter to escalating global growth concerns and challenges in Europe. Equity markets rebounded in the third quarter and continued their ascent through the end of the year, as improving optimism about the global economy and a tidal wave of global liquidity outweighed investors’ concerns about sovereign debt troubles in Europe.

The Fund’s outperformance versus its benchmark during the period was driven by strong stock selection in the information technology, industrials, and materials sectors. This was partially offset by weak stock selection within the consumer discretionary and health care sectors. Sector allocation, a result of bottom-up stock selection, also was a slight detractor, due largely to an overweight allocation to information technology and an underweight to the energy sector. A small residual cash position was also a drag on performance as equities performed strongly during the year.

The three largest contributors to relative performance during the period were NetApp (information technology), Cummins (industrials), and Priceline.com (consumer discretionary). At the end of the period, we continued to hold NetApp, Cummins and Priceline.com. Not owning poor performing benchmark holding Hewlett-Packard (information technology) also aided relative results. Among the top detractors to benchmark-relative returns were Cisco System (information technology), Goldman Sachs (financials), and Masco (industrials). At the end of the period, we continued to hold Cisco Systems and Goldman Sachs, but had eliminated our position in Masco.

We believe that corporate technology spending should improve throughout 2011, and thus have a greater-than-benchmark exposure to information technology, favoring software & services. We continue to have overweight exposure to financials. We are focused on firms with improving fundamentals, sound balance sheets, and solid growth potential as they near a return toward normalized earnings. We continue to have slightly overweight exposure to consumer discretionary as we believe that the cyclically oriented sector should perform well in an economic recovery. We also continue to have underweight exposure to the defensive consumer staples and health care sectors as we are finding limited opportunities for growth.

Andrew J. Shilling, CFA
Wellington Management Company, LLP

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Capital
	Growth Fund	Russell 1000
	Standard Class	Growth Index
12/31/00	10000	10000
	7481	7958
	5153	5739
	6543	7446
	7163	7915
	7504	8332
	7864	9088
	9182	10161
	5364	6255
	7234	8583
12/31/10	8605	10017

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Capital Growth Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,605. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have increased to $10,017. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+18.95%

Five Years	+2.78%

Ten Years	−1.49%

Service Class Shares

One Year	+18.66%

Inception (4/30/07)	+1.28%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Commencing May 1, 2004, Wellington Management Company, LLP replaced Janus Capital Management as the Fund’s sub-advisor.

LVIP Capital Growth Fund–1

LVIP Capital Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waiver in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,329.60	0.81%	$4.76
Service Class Shares	1,000.00	1,328.00	1.06%	6.22

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.12	0.81%	$4.13
Service Class Shares	1,000.00	1,019.86	1.06%	5.40

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Capital Growth Fund–2

LVIP Capital Growth Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.87%

Aerospace & Defense	1.08%
Air Freight & Logistics	0.50%
Auto Components	1.91%
Automobiles	3.14%
Biotechnology	0.67%
Capital Markets	5.35%
Chemicals	3.10%
Commercial Banks	3.66%
Communications Equipment	4.89%
Computers & Peripherals	10.28%
Electrical Equipment	0.52%
Electronic Equipment, Instruments & Components	1.57%
Energy Equipment & Services	3.99%
Food Products	1.34%
Health Care Equipment & Supplies	0.85%
Hotels, Restaurants & Leisure	1.39%
Industrial Conglomerates	0.75%
Insurance	1.94%
Internet & Catalog Retail	1.64%
Internet Software & Services	5.38%
IT Services	2.49%
Machinery	9.93%
Media	1.29%
Metals & Mining	2.26%
Oil, Gas & Consumable Fuels	3.72%
Pharmaceuticals	0.62%
Semiconductors & Semiconductor Equipment	9.16%
Software	10.79%
Specialty Retail	2.19%
Textiles, Apparel & Luxury Goods	3.47%

Short-Term Investment	0.36%

Total Value of Securities	100.23%

Liabilities Net of Receivables and Other Assets	(0.23%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	5.49%
Oracle	3.59%
Microsoft	3.46%
Altera	3.12%
Google Class A	2.63%
EMC	2.53%
NetApp	2.25%
eBay	2.14%
PACCAR	2.09%
Broadcom Class A	2.08%

Total	29.38%

LVIP Capital Growth Fund–3

LVIP Capital Growth Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.87%
	Aerospace & Defense–1.08%
	Boeing	22,000	$1,435,720
	Precision Castparts	10,240	1,425,510

			2,861,230

	Air Freight & Logistics–0.50%
	C.H. Robinson Worldwide	16,310	1,307,899

			1,307,899

	Auto Components–1.91%
	Johnson Controls	131,730	5,032,086

			5,032,086

	Automobiles–3.14%
†	Ford Motor	284,680	4,779,777
	Harley-Davidson	100,810	3,495,083

			8,274,860

	Biotechnology–0.67%
†	Celgene	29,880	1,767,103

			1,767,103

	Capital Markets–5.35%
	Ameriprise Financial	72,210	4,155,686
	BlackRock	24,550	4,678,739
	Goldman Sachs Group	31,410	5,281,905

			14,116,330

	Chemicals–3.10%
	Monsanto	60,090	4,184,668
	Mosaic	52,220	3,987,519

			8,172,187

	Commercial Banks–3.66%
	Banco Santander Brasil ADR	172,240	2,342,464
	Itau Unibanco Holding ADR	118,225	2,838,582
	Wells Fargo	144,540	4,479,295

			9,660,341

	Communications Equipment–4.89%
†	Cisco Systems	140,890	2,850,205
†	Juniper Networks	127,140	4,694,009
	QUALCOMM	108,430	5,366,200

			12,910,414

	Computers & Peripherals–10.28%
†	Apple	44,900	14,482,944
†	EMC	291,910	6,684,739
†	NetApp	108,140	5,943,374

			27,111,057

	Electrical Equipment–0.52%
	AMETEK	35,030	1,374,928

			1,374,928

	Electronic Equipment, Instruments & Components–1.57%
†	Agilent Technologies	49,980	2,070,671
†	Dolby Laboratories Class A	31,060	2,071,702

			4,142,373

	Energy Equipment & Services–3.99%
	ENSCO ADR	45,180	2,411,708
	National Oilwell Varco	38,940	2,618,715
	Schlumberger	65,690	5,485,115

			10,515,538

	Food Products–1.34%
†	Green Mountain Coffee Roasters	107,660	3,537,708

			3,537,708

	Health Care Equipment & Supplies–0.85%
	Covidien	49,000	2,237,340

			2,237,340

	Hotels, Restaurants & Leisure–1.39%
†	Las Vegas Sands	36,980	1,699,231
	Starbucks	61,310	1,969,890

			3,669,121

	Industrial Conglomerates–0.75%
	Siemens ADR	16,010	1,989,243

			1,989,243

	Insurance–1.94%
	Hartford Financial Services Group	162,980	4,317,340
	Progressive	40,610	806,921

			5,124,261

	Internet & Catalog Retail–1.64%
†	priceline.com	10,830	4,327,127

			4,327,127

	Internet Software & Services–5.38%
†	eBay	203,080	5,651,716
†	Google Class A	11,700	6,949,449
	VeriSign	48,610	1,588,089

			14,189,254

	IT Services–2.49%
	Accenture Class A	33,000	1,600,170
†	Cognizant Technology Solutions Class A	41,490	3,040,802
	Western Union	104,260	1,936,108

			6,577,080

	Machinery–9.93%
	Caterpillar	30,700	2,875,362
	Cummins	35,450	3,899,855
	Eaton	28,420	2,884,914
	Illinois Tool Works	62,380	3,331,092
	Ingersoll-Rand	89,100	4,195,719
	Joy Global	40,110	3,479,543
	PACCAR	96,100	5,518,061

			26,184,546

	Media–1.29%
	News Class A	234,210	3,410,098

			3,410,098

LVIP Capital Growth Fund–4

LVIP Capital Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Metals & Mining–2.26%
	Freeport-McMoRan Copper & Gold Class B	28,410	$3,411,757
	Rio Tinto ADR	35,600	2,551,096

			5,962,853

	Oil, Gas & Consumable Fuels–3.72%
	Anadarko Petroleum	35,860	2,731,098
	Consol Energy	53,010	2,583,707
	EOG Resources	33,910	3,099,713
	Occidental Petroleum	14,130	1,386,153

			9,800,671

	Pharmaceuticals–0.62%
	Teva Pharmaceutical Industries ADR	31,420	1,637,925

			1,637,925

	Semiconductors & Semiconductor Equipment–9.16%
	Altera	231,700	8,243,886
	Analog Devices	100,430	3,783,198
	Broadcom Class A	126,010	5,487,736
†	Rovi	46,430	2,879,124
	Texas Instruments	116,140	3,774,550

			24,168,494

	Software–10.79%
†	BMC Software	106,919	5,040,162
†	Citrix Systems	50,630	3,463,598
	Microsoft	326,530	9,116,718
	Oracle	302,560	9,470,127
†	VMware Class A	15,570	1,384,329

			28,474,934

	Specialty Retail–2.19%
	Lowe’s	128,180	3,214,754
	Staples	112,850	2,569,595

			5,784,349

	Textiles, Apparel & Luxury Goods–3.47%
	Coach	64,810	3,584,640
†	lululemon athletica	9,140	625,359
	NIKE Class B	18,430	1,574,291
	Polo Ralph Lauren	30,380	3,369,750

			9,154,040

	Total Common Stock (Cost $208,546,821)		263,475,390

	SHORT-TERM INVESTMENT–0.36%
	Money Market Mutual Fund–0.36%
	Dreyfus Treasury & Agency Cash Management Fund	950,914	950,914

	Total Short-Term Investment (Cost $950,914)		950,914

TOTAL VALUE OF SECURITIES–100.23% (Cost $209,497,735)	264,426,304

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.23%)	(595,092)

NET ASSETS APPLICABLE TO 10,312,861 SHARES OUTSTANDING–100.00%	$263,831,212

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND STANDARD CLASS ($117,428,675 / 4,584,730 Shares)	$25.613

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND SERVICE CLASS ($146,402,537 / 5,728,131 Shares)	$25.559

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$276,535,453
Undistributed net investment income	220,921
Accumulated net realized loss on investments	(67,857,725)
Net unrealized appreciation of investments and foreign currencies	54,932,563

Total net assets	$263,831,212

†	Non income producing security.

ADR–American Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–5

LVIP Capital Growth Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$2,173,767
Interest	250
Foreign tax withheld	(10,784)

2,163,233

EXPENSES:
Management fees	1,472,906
Distribution expenses-Service Class	240,153
Accounting and administration expenses	91,982
Reports and statements to shareholders	54,333
Professional fees	21,647
Custodian fees	6,585
Trustees’ fees	5,753
Pricing fees	871
Other	7,958

1,902,188
Less expenses waived/reimbursed	(25,019)

Total operating expenses	1,877,169

NET INVESTMENT INCOME	286,064

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	12,406,905
Foreign currencies	328

Net realized gain	12,407,233
Net change in unrealized appreciation/depreciation of investments and foreign currencies	28,755,426

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	41,162,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,448,723

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$286,064	$750,548
Net realized gain (loss) on investments and foreign currencies	12,407,233	(30,449,749)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	28,755,426	76,828,788

Net increase in net assets resulting from operations	41,448,723	47,129,587

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(44,366)	(329,492)
Service Class	—	(29,982)

	(44,366)	(359,474)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,045,413	12,255,672
Service Class	77,185,211	43,711,116
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	44,366	329,492
Service Class	—	29,982

	82,274,990	56,326,262

Cost of shares repurchased:
Standard Class	(19,197,619)	(83,410,793)
Service Class	(11,787,726)	(2,320,799)

	(30,985,345)	(85,731,592)

Increase (decrease) in net assets derived from capital share transactions	51,289,645	(29,405,330)

NET INCREASE IN NET ASSETS	92,694,002	17,364,783
NET ASSETS:
Beginning of year	171,137,210	153,772,427

End of year (including undistributed net investment income of $220,921 and $385,661, respectively)	$263,831,212	$171,137,210

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–6

LVIP Capital Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$21.540	$16.019	$27.511	$23.586	$22.507

Income (loss) from investment operations:
Net investment income[2]	0.057	0.094	0.068	0.045	0.029
Net realized and unrealized gain (loss) on investments and foreign currencies	4.026	5.490	(11.511)	3.906	1.051

Total from investment operations	4.083	5.584	(11.443)	3.951	1.080

Less dividends and distributions from:
Net investment income	(0.010)	(0.063)	(0.049)	(0.026)	(0.001)

Total dividends and distributions	(0.010)	(0.063)	(0.049)	(0.026)	(0.001)

Net asset value, end of period	$25.613	$21.540	$16.019	$27.511	$23.586

Total return[3]	18.95%	34.87%	(41.59% )	16.76%	4.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$117,429	$112,475	$145,464	$262,609	$165,411
Ratio of expenses to average net assets	0.80%	0.78%	0.78%	0.78%	0.80%
Ratio of expenses to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	0.81%	0.83%	0.81%	0.80%	0.80%
Ratio of net investment income to average net assets	0.26%	0.52%	0.31%	0.18%	0.13%
Ratio of net investment income to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	0.25%	0.47%	0.28%	0.16%	0.13%
Portfolio turnover	62%	102%	106%	104%	89%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Capital Growth Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–7

LVIP Capital Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Service Class
				4/30/07[1]
	Year Ended			to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$21.539	$16.020	$27.494	$24.406

Income (loss) from investment operations:
Net investment income (loss)[2]	0.002	0.047	0.018	(0.027)
Net realized and unrealized gain (loss) on investments and foreign currencies	4.018	5.484	(11.492)	3.115

Total from investment operations	4.020	5.531	(11.474)	3.088

Less dividends and distributions from:
Net investment income	—	(0.012)	—	—

Total dividends and distributions	—	(0.012)	—	—

Net asset value, end of period	$25.559	$21.539	$16.020	$27.494

Total return[3]	18.66%	34.53%	(41.73% )	12.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$146,402	$58,662	$8,308	$1,989
Ratio of expenses to average net assets	1.05%	1.03%	1.03%	1.03%
Ratio of expenses to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	1.06%	1.08%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets	0.01%	0.27%	0.06%	(0.15% )
Ratio of net investment income (loss) to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	0.00%	0.22%	0.03%	(0.18% )
Portfolio turnover	62%	102%	106%	104%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–8

LVIP Capital Growth Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Capital Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital growth.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $4,231 for the year ended December 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

LVIP Capital Growth Fund–9

LVIP Capital Growth Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions with Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% on the first $100 million of the average daily net assets of the Fund; 0.70% on the next $150 million; 0.65% on the next $750 million; and 0.60% on average daily net assets in excess of $1 billion.

Effective April 30, 2010, LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.81% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund. Prior to April 30, 2010, LIAC had contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.78% of average daily net assets of the Fund.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.45% of the first $100 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $100 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $12,493 and $3,208, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$158,339
Distribution fees payable to LFD	30,474

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $174,751,801 and sales of $122,196,620 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $211,557,546. At December 31, 2010, net unrealized appreciation was $52,868,758, of which $56,069,125 related to unrealized appreciation of investments and $3,200,367 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

Level 1

Common Stock	$263,475,390
Short-Term Investment	950,914

Total	$264,426,304

LVIP Capital Growth Fund–10

LVIP Capital Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

There were no Level 3 securities at the beginning or end of the year.

During the fiscal year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$44,366	$359,474

In addition, the Fund declared an ordinary income consent dividend of $385,661 for the year ended December 31, 2009. The amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$276,535,453
Undistributed ordinary income	221,226
Post-October currency losses	(305)
Capital loss carryforwards	(65,797,914)
Unrealized appreciation of investments and foreign currencies	52,872,752

Net assets	$263,831,212

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and return of capital from investments.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2010 through December 31, 2010, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends, return of capital from investments and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain	Capital

$(406,438)	$20,777	$385,661

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $8,414,711 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $5,609,610 expires in 2011, $19,364,659 expires in 2016 and $40,823,645 expires in 2017.

LVIP Capital Growth Fund–11

LVIP Capital Growth Fund
Notes to Financial Statements (continued)

6. Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	226,130	702,890
Service Class	3,515,209	2,331,760
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,777	15,746
Service Class	—	1,433

	3,743,116	3,051,829

Shares repurchased:
Standard Class	(864,920)	(4,577,610)
Service Class	(510,611)	(128,266)

	(1,375,531)	(4,705,876)

Net increase (decrease)	2,367,585	(1,654,047)

7.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Capital Growth Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Capital Growth Fund

We have audited the accompanying statement of net assets of the LVIP Capital Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Capital Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Capital Growth Fund–13

LVIP Capital Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2011. The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Capital Growth Fund–14

LVIP Capital Growth Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Wellington

In considering the renewal of the sub-advisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the sub-advisory agreement. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund, the good reputation, resources and investment approach of Wellington. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of large-cap growth funds and the Russell 1000 Growth Index. The Board noted that the Fund’s performance was below the average of the Lipper performance group for the one year, three year and five year periods and considered management’s view that Wellington had invested consistent with its stated investment strategy and did not expect Wellington to outperform given its stated investment strategy and recent market conditions. The Board considered management’s statement that performance would continue to be monitored closely and concluded that the services provided by Wellington were acceptable.

The Board considered the Fund’s sub-advisory fee schedule, which contains a breakpoint, and noted that the sub-advisory fee charged to the Fund was lower than Wellington’s standard fee schedule for the strategy, higher than other funds sub-advised by Wellington and within the range of the contractual sub-adviser fees for the Lipper expense group. The Board concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board noted that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted that Wellington has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Wellington.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Capital Growth Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Capital Growth Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Capital Growth Fund–17

LVIP Cohen & Steers Global Real Estate Fund

LVIP Cohen & Steers
Global Real Estate Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Cohen & Steers Global Real Estate Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Country and Sector Allocations and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP Cohen & Steers Global Real Estate Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 17.96% (Standard Class share with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index*, returned 20.40%.

Global real estate stocks had strong positive returns in 2010, overcoming concerns about high unemployment in the United States, policy tightening in China and a sovereign fiscal crisis in Europe.

U.S. real estate securities led the rally, fueled by improving fundamentals and a significant compression in cap rates. The year also marked a shift from defense to offense: having recapitalized in 2009, many REITs began to make acquisitions and raise dividends. Investors noticed, and rewarded them for it.

Every U.S. property sector advanced in 2010, led by those poised to gain the most from improving economic conditions. Apartment REITs were the top performers, benefiting from tight supply, relatively short leases and reduced interest in home buying. While apartment revenues are generally linked to employment, job growth among younger workers near urban centers—a major renting constituency—was comparatively healthy.

In the hotel sector, RevPAR (revenue per available room) estimates rose substantially during the year amid strengthening demand and little new supply in the pipeline. Regional mall owners were also strong, although companies with higher-quality portfolios underperformed, having already experienced significant cap-rate compression in 2009. Office REITs saw firm demand in core urban markets, supporting a rise in occupancies and rents. However, suburban offices were more vulnerable as high unemployment continued to weigh on occupancies and rents.

Europe advanced despite debt concerns
European markets had significant volatility, as investors began to scrutinize sovereign debt risk. In May, the International Monetary Fund and European Union announced a rescue package for Greece, along with another fund meant to backstop Spain, Portugal and Italy. Later in the year these authorities turned their sights to Ireland, whose rescue package was tied to deficit reduction.

The U.K. market improved in the second half
The United Kingdom struggled early in the period, when there was considerable political and economic uncertainty, although it began to recover as investors welcomed austerity measures aimed at reducing the country’s sizable budget deficit. There was some improvement in economic news, including third-quarter GDP growth that, while modest, exceeded expectations.

In France, returns were lifted by Unibail-Rodamco, the continent’s largest listed property company and owner of high quality shopping centers across Europe. Its share price was buoyed by investor demand for stable, growing yield. In July, Unibail announced that it would pay a special dividend amounting to 15% of its total market capitalization.

Sweden and Finland benefited from their sound banking systems and strong export-oriented economies that are propelling demand for additional space across all property types. Germany rallied in response to an increase in exports and unemployment that fell to its lowest level in nearly 20 years.

Hong Kong and Japan led Asia Pacific
Hong Kong property companies retreated in the first half of the year amid a slowdown in residential sales, but share prices rebounded in the third quarter; Hong Kong ended the full period with a positive total return, aided by encouraging economic data and indications that interest rates would likely remain low for an extended period. The office sector performed exceptionally well.

Japan saw an acceleration in performance late in the year. The market overcame the export-threatening impact of a rising yen, which reached its highest level against the U.S. dollar in 15 years. Real estate stocks were spurred by news that the Bank of Japan would specifically target J-REITs shares for purchase in an effort to drive down capital costs and spur sector consolidation. Stocks of developers also rallied late in the period as the market began pricing in the ability for more J-REITs to issue equity and purchase developers’ properties.

Property stocks in Australia held up relatively well through June, as investors sought safety in a sound economy with good fundamentals. The property sector trailed in the second half, however, as the country’s central bank pressed on with interest-rate increases (from 3.75% to 4.75%), driving fears that a strong Australian dollar could weigh on GDP growth and drive up borrowing costs.

Singapore, which has an export-dependent economy, underperformed amid policy tightening in China. There was also tightening within Singapore itself as the government sought to cool the country’s residential sector.

The Fund generated a strong absolute total return but underperformed its benchmark, due in large part to our underweight and stock selection in Japan. We had a cautious approach, based on a clouded economy and poor fundamentals in the office market. This meant we were underweight J-REITs that had sizable gains when the Bank of Japan unexpectedly announced its asset purchase plans. We were overweight property developers with operations in China, based on their attractive long-term growth potential and attractive valuations, but we underperformed when macro and property-specific policy turned more restrictive than anticipated.

We were underweight the United States, although beneficial stock selection partly countered the detraction of weight allocation. Our small out-of-index allocation to the Philippines detracted from performance.

Performance was aided by stock selection in Europe, in particular France, Sweden and Finland. In addition, we were underweight France and overweight Sweden, positions that contributed positively to relative returns. Our out-of-index allocation to Brazil had a sizable gain, while our stock selection and underweight in Singapore also helped performance.

U.S. dollar-based investors modestly benefited from exchange-rate trends; while the euro declined against the dollar, there was strong appreciation in Asia Pacific currencies.

The U.S. economy appears to be heading in the right direction, even though the recovery has been slow. We continue to monitor potential risks, including high unemployment and a burgeoning Federal deficit.

Fundamentals have bottomed in most U.S. property sectors, in our view, likely leading to healthy dividend increases, more public equity offerings and an increase in acquisition activity. But with cap-rate compression having essentially run its course, further multiple expansion will require cash-flow growth, which we expect to accelerate in 2011. We are also mindful of the need to protect asset values in the

LVIP Cohen & Steers Global Real Estate Fund–1

LVIP Cohen & Steers Global Real Estate Fund
2010 Annual Report Commentary (continued)

face of rising interest rates over the coming year, leading us to favor companies with strong fundamental drivers that we believe can lead to rent increases.

Europe’s sovereign debt will be a key issue
We are closely watching the sovereign debt crisis and its effects on the wider cost and availability of capital in Europe. The region’s real estate companies made progress in raising capital in 2010, which they should be able to build on in 2011 provided the crisis does not intensify.

The U.K. office market remains our largest area of concentration, especially in London’s West End, which has some of the country’s best fundamentals and where large operators have demonstrated an ability to create value.

On the continent, our preference is for pan-European retail owners with healthy balance sheets that can help them play offense. We also like companies located in northern markets, which are relatively insulated from sovereign debt concerns and have seen significant improvements in their economies.

Asia Pacific could see managed growth
We expect fundamentals in Asia Pacific to stay strong as 2011 progresses. Despite policy/monetary measures aimed at cooling its economy, we expect China to remain the primary driving force in the region.

The Hong Kong office sector appears well-positioned to benefit from solid fundamentals. For the residential sector, a supply shortage, favorable interest rates and extra liquidity from quantitative easing suggest upside potential. This comes with some risks: if home prices rise too quickly, the government will face public pressure to enact further corrective policies.

We retain a cautious view of Japan, as tenants continue to seek rent and space reductions, and new office supply is due to come on the market next year. There are some positive signs, however: Homes are more affordable, low office rents are attracting Grade A tenants, debt is more available and capital values are showing stronger signals of a bottom.

While Australia’s higher interest rates appear to have tempered enthusiasm for residential stocks, we believe residential fundamentals should continue to improve in 2011, aided by wage and employment growth. In our view, the bank’s tightening policy highlights the relative strength of the Australian economy in being able to withstand rate increases meant to stave off inflationary pressures. We expect the Singapore economy to continue its above-average growth trajectory. Occupancy levels and new demand in office are accelerating, while rents have bottomed and are now rising.

Our broad focus remains on companies with the best potential for internal growth that can also capitalize on the emergence of external growth opportunities amid improving real estate fundamentals.

Joe Harvey
Scott Crowe
Chip McKinley
Cohen & Steers Capital Management

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 4/30/07 through 12/31/10

	LVIP Cohen	LVIP Cohen
	& Steers	& Steers
	Global Real	Global Real	FTSE EPRA/NAREIT
	Estate Fund	Estate Fund	Global Real
	Service Class	Standard Class	Estate Index
4/30/07	10000	10000	10000
	8082	8096	8693
	4673	4693	4544
	6425	6468	6283
12/31/10	7560	7630	7565

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Cohen & Steers Global Real Estate Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,630 for the Standard Class shares and to $7,560 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Global Real Estate Index did over the same period. The same $10,000 investment would have decreased to $7,565. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+17.96%

Inception (4/30/07)	−7.10%

Service Class Shares

One Year	+17.66%

Inception (4/30/07)	−7.33%

*	FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide.

LVIP Cohen & Steers Global Real Estate Fund–2

LVIP Cohen & Steers Global Real Estate Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,255.00	0.90%	$5.12
Service Class Shares	1,000.00	1,253.40	1.15%	6.53

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.67	0.90%	$4.58
Service Class Shares	1,000.00	1,019.41	1.15%	5.85

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Cohen & Steers Global Real Estate Fund–3

LVIP Cohen & Steers Global Real Estate Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2010

Percentage
Sector	of Net Assets

Common Stock	97.87%

Australia	8.42%
Brazil	2.80%
Canada	3.24%
Finland	1.27%
France	2.73%
Germany	0.57%
Hong Kong	18.69%
Japan	5.58%
Netherlands	0.99%
Norway	0.53%
Philippines	1.09%
Singapore	6.11%
Sweden	1.95%
United Kingdom	3.83%
United States	40.07%

Warrant	0.01%

Short-Term Investment	3.53%

Total Value of Securities	101.41%

Liabilities Net of Receivables and Other Assets	(1.41%)

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Diversified REITs	9.89%
Health Care Providers & Services	2.97%
Hotel, Resorts & Cruise Lines	2.42%
Industrial REITs	4.71%
Office REITs	4.23%
Real Estate Management & Development	38.60%
Residential REITs	9.38%
Retail REITs	19.82%
Specialized REITs	5.86%

Total	97.88%

REITs–Real Estate Investment Trusts

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Simon Property Group	5.67%
Sun Hung Kai Properties	4.51%
Mitsui Fudosan	3.68%
Equity Residential	3.14%
Unibail-Rodamco	2.72%
Stockland	2.61%
Ventas	2.39%
Hongkong Land Holdings	2.26%
Public Storage	2.21%
China Overseas Land & Investment	2.13%

Total	31.32%

LVIP Cohen & Steers Global Real Estate Fund–4

LVIP Cohen & Steers Global Real Estate Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.87%Δ
	Australia–8.42%
	FKP Property Group	1,048,633	$916,261
	Goodman Group	4,277,011	2,841,077
	GPT Group	1,157,254	3,477,008
=†	GPT Group In-Specie	4,536,115	0
	Mirvac Group	1,753,529	2,195,222
	Stockland	1,632,737	6,006,868
	Westfield Group	403,785	3,953,166

			19,389,602

	Brazil–2.80%
	BR Malls Participacoes	252,241	2,599,091
	BR Properties	205,795	2,251,958
	MRV Engenharia e Participacoes	169,026	1,589,886

			6,440,935

	Canada–3.24%
	Boardwalk Real Estate Investment Trust	39,544	1,635,606
	Dundee Real Estate Investment Trust	38,485	1,165,394
	Primaris Retail Real Estate Investment Trust	124,305	2,435,496
	RioCan REIT	101,080	2,229,780

			7,466,276

	Finland–1.27%
	Sponda	564,576	2,928,662

			2,928,662

	France–2.73%
	Unibail-Rodamco	31,685	6,269,467

			6,269,467

	Germany–0.57%
	Deutsche Wohnen	93,918	1,305,862

			1,305,862

■	Hong Kong–18.69%
	Agile Property Holdings	1,569,000	2,309,342
	China Overseas Land & Investment	2,646,160	4,895,694
	Glorious Property Holdings	3,094,382	1,062,978
	Guangzhou R&F Properties Class H	793,200	1,134,819
	Hang Lung Properties	730,700	3,417,298
	Hongkong Land Holdings	719,600	5,195,512
	Kerry Properties	220,500	1,148,955
	KWG Property Holding	2,045,062	1,557,641
	New World Development	1,168,542	2,195,010
	Shagri-La Asia	356,408	967,541
	Shimao Property Holdings	1,378,000	2,081,405
	Sino Land	507,466	949,316
	Sun Hung Kai Properties	624,443	10,371,899
	Swire Pacific Class A	104,000	1,710,029
	Wharf Holdings	522,800	4,022,315

			43,019,754

	Japan–5.58%
	Mitsubishi Estate	195,000	3,615,958
	Mitsui Fudosan	424,620	8,464,689
	Nomura Real Estate Holdings	41,900	763,038

			12,843,685

	Netherlands–0.99%
	Corio	35,521	2,280,223

			2,280,223

	Norway–0.53%
	Norwegian Property	687,790	1,221,767

			1,221,767

	Philippines–1.09%
	SM Prime Holdings	9,647,491	2,515,487

			2,515,487

	Singapore–6.11%
	Ascendas Real Estate Investment Trust	1,006,000	1,622,770
	CapitaCommerical Trust	2,032,000	2,375,219
	CapitaLand	1,143,000	3,304,524
	CapitaMalls Asia	1,157,000	1,749,137
	City Developments	219,000	2,143,495
	Keppel Land	769,025	2,876,540

			14,071,685

	Sweden–1.95%
	Castellum	87,135	1,187,208
	Fabege	281,230	3,287,637

			4,474,845

	United Kingdom–3.83%
	British Land	340,368	2,793,012
	Derwent London	312	7,603
	Great Portland Estates	289,655	1,626,303
	Hammerson	423,958	2,762,650
	Segro	363,092	1,628,520

			8,818,088

	United States–40.07%
	Apartment Investment & Management Class A	72,851	1,882,470
	AvalonBay Communities	39,961	4,497,611
	Boston Properties	25,995	2,238,170
	BRE Properties	16,560	720,360
	Brookdale Senior Living	62,799	1,344,527
	CBL & Associates Properties	130,703	2,287,303
	Developers Diversified Realty	279,033	3,931,575
	Duke Realty	41,550	517,713
	DuPont Fabros Technology	48,024	1,021,470
	Equity Residential	139,181	7,230,453
†	Forest City Enterprises Class A	196,209	3,274,728
	General Growth Properties	217,177	3,361,900

LVIP Cohen & Steers Global Real Estate Fund–5

LVIP Cohen & Steers Global Real Estate Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	United States (continued)

	Hersha Hospitality Trust	208,800	$1,378,080
	Host Hotels & Resorts	252,937	4,519,984
†	Hyatt Hotels Class A	53,422	2,444,591
	Kimco Realty	238,562	4,303,658
	Liberty Property Trust	88,676	2,830,538
	Macerich	41,179	1,950,649
	Post Properties	109,666	3,980,876
	ProLogis	331,922	4,792,954
	PS Business Parks	20,328	1,132,676
	Public Storage	50,101	5,081,243
	Simon Property Group	131,214	13,054,473
	SL Green Realty	51,826	3,498,773
	Sunstone Hotel Investors	243,193	2,512,184
	UDR	69,804	1,641,790
	Ventas	104,788	5,499,274
	Weingarten Realty Investment	55,081	1,308,725

			92,238,748

	Total Common Stock (Cost $170,504,246)		225,285,086

	WARRANT–0.01%
■	Hong Kong–0.01%
@	Henderson Land Development CW-11 exercise price HKD 3.77, expiration 6/1/11	49,607	11,488

	Total Warrant (Cost $0)		11,488

	SHORT-TERM INVESTMENT–3.53%
	Money Market Mutual Fund–3.53%
	Dreyfus Treasury & Agency Cash Management Fund	8,134,020	8,134,020

	Total Short-Term Investment (Cost $8,134,020)		8,134,020

TOTAL VALUE OF SECURITIES–101.41% (Cost $178,638,266)	233,430,594

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.41%)	(3,249,350)

NET ASSETS APPLICABLE TO 30,887,396 SHARES OUTSTANDING–100.00%	$230,181,244

NET ASSET VALUE–LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND STANDARD CLASS ($149,233,147 / 19,999,965 Shares)	$7.462

NET ASSET VALUE–LVIP COHEN & STEERS GLOBAL REAL ESTATE FUND SERVICE CLASS ($80,948,097 / 10,887,431 Shares)	$7.435

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$276,908,399
Distribution in excess of net investment income	(2,929,374)
Accumulated net realized loss on investments	(98,590,933)
Net unrealized appreciation of investments and foreign currencies	54,793,152

Total net assets	$230,181,244

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2010, the aggregate amount of illiquid securities was $11,488, which represented 0.01% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

†	Non income producing security.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

LVIP Cohen & Steers Global Real Estate Fund–6

LVIP Cohen & Steers Global Real Estate Fund
Statement of Net Assets (continued)

Summary of Abbreviations:
AUD–Australian Dollar
CAD–Canadian Dollar
EUR–European Monetary Unit
HKD–Hong Kong Dollar
JPY–Japanese Yen
MNB–Mellon National Bank
REIT–Real Estate Investment Trusts
SGD–Singapore Dollar
USD–United States Dollar

1The following foreign currency exchange contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
MNB	AUD	52,121	USD	(53,172)	1/4/11	$64
MNB	AUD	(148,473)	USD	150,411	1/5/11	(1,216)
MNB	CAD	22,941	USD	(23,105)	1/5/11	(104)
MNB	EUR	16,429	USD	(22,048)	1/3/11	(83)
MNB	EUR	10,592	USD	(14,214)	1/4/11	(54)
MNB	HKD	1,353,779	USD	(173,972)	1/3/11	209
MNB	HKD	7,023,170	USD	(902,906)	1/4/11	722
MNB	JPY	2,094,008	USD	(25,659)	1/4/11	126
MNB	JPY	(38,209,305)	USD	466,935	1/5/11	(3,563)
MNB	SGD	230,885	USD	(179,328)	1/3/11	595
MNB	SGD	488,301	USD	(381,455)	1/4/11	(934)

						$(4,238)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Cohen & Steers Global Real Estate Fund–7

LVIP Cohen & Steers Global Real Estate Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$8,255,902
Foreign tax withheld	(288,730)

7,967,172

EXPENSES:
Management fees	2,055,302
Distribution expenses-Service Class	167,680
Custodian fees	128,966
Accounting and administration expenses	98,667
Reports and statements to shareholders	40,305
Professional fees	24,730
Pricing fees	6,941
Trustees’ fees	6,710
Other	9,862

2,539,163
Less expenses waived/reimbursed	(475,965)

Total operating expenses	2,063,198

NET INVESTMENT INCOME	5,903,974

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	28,771,951
Foreign currencies	(792,254)

Net realized gain	27,979,697
Net change in unrealized appreciation/depreciation of investments and foreign currencies	2,453,133

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	30,432,830

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,336,804

See accompanying notes, which are an integral part of the financial statements.

LVIP Cohen & Steers Global Real Estate Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,903,974	$4,081,665
Net realized gain (loss) on investments and foreign currencies	27,979,697	(33,740,842)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	2,453,133	86,238,051

Net increase in net assets resulting from operations	36,336,804	56,578,874

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	34,972,561	36,638,565
Service Class	27,624,018	23,442,142

	62,596,579	60,080,707

Cost of shares repurchased:
Standard Class	(59,696,896)	(23,728,587)
Service Class	(19,148,443)	(22,368,326)

	(78,845,339)	(46,096,913)

Increase (decrease) in net assets derived from capital share transactions	(16,248,760)	13,983,794

NET INCREASE IN NET ASSETS	20,088,044	70,562,668
NET ASSETS:
Beginning of year	210,093,200	139,530,532

End of year (including undistributed (distribution in excess of) net investment income of $(2,929,374) and $5,962,200, respectively)	$230,181,244	$210,093,200

See accompanying notes, which are an integral part of the financial statements.

LVIP Cohen & Steers Global Real Estate Fund–8

LVIP Cohen & Steers Global Real Estate Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Cohen & Steers Global Real Estate Fund Standard Class
				4/30/07[1]
		Year Ended		to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$6.326	$4.591	$8.051	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.185	0.131	0.167	0.111
Net realized and unrealized gain (loss) on investments and foreign currencies	0.951	1.604	(3.534)	(2.013)

Total from investment operations	1.136	1.735	(3.367)	(1.902)

Less dividends and distributions from:
Net investment income	—	—	(0.093)	(0.047)

Total dividends and distributions	—	—	(0.093)	(0.047)

Net asset value, end of period	$7.462	$6.326	$4.591	$8.051

Total return[3]	17.96%	37.79%	(42.03% )	(19.04% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$149,233	$149,081	$97,428	$151,254
Ratio of expenses to average net assets	0.88%	0.88%	0.85%	0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.10%	1.14%	1.13%	1.10%
Ratio of net investment income to average net assets	2.80%	2.63%	2.48%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.58%	2.37%	2.20%	1.64%
Portfolio turnover	119%	180%	125%	56%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Cohen & Steers Global Real Estate Fund–9

LVIP Cohen & Steers Global Real Estate Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Cohen & Steers Global Real Estate Fund Service Class
				4/30/07[1]
		Year Ended		to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$6.319	$4.598	$8.049	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.169	0.118	0.151	0.097
Net realized and unrealized gain (loss) on investments and foreign currencies	0.947	1.603	(3.528)	(2.013)

Total from investment operations	1.116	1.721	(3.377)	(1.916)

Less dividends and distributions from:
Net investment income	—	—	(0.074)	(0.035)

Total dividends and distributions	—	—	(0.074)	(0.035)

Net asset value, end of period	$7.435	$6.319	$4.598	$8.049

Total return[3]	17.66%	37.43%	(42.17% )	(19.18% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,948	$61,012	$42,103	$34,207
Ratio of expenses to average net assets	1.13%	1.13%	1.10%	1.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.35%	1.39%	1.38%	1.35%
Ratio of net investment income to average net assets	2.55%	2.38%	2.23%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.33%	2.12%	1.95%	1.39%
Portfolio turnover	119%	180%	125%	56%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Cohen & Steers Global Real Estate Fund–10

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Cohen & Steers Global Real Estate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is total return through a combination of current income and long-term capital appreciation. The objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

LVIP Cohen & Steers Global Real Estate Fund–11

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions with Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.95% of the average daily net assets of the Fund.

LIAC has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.22% of the first $250 million of average daily net assets of the Fund and 0.32% of the excess over $250 million of average daily net assets of the Fund. The fee waiver will continue at least through April 30, 2011, and renews automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Cohen & Steers Capital Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.55% of the first $150 million of the Fund’s average daily net assets; 0.45% on the next $100 million; and 0.35% of the excess of the Fund’s average daily net assets over $250 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $13,821 and $3,750, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$137,568
Distribution fees payable to LFD	16,562

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $252,070,470 and sales of $265,860,334 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $214,191,301. At December 31, 2010, net unrealized appreciation was $19,239,293, of which $56,774,231 related to unrealized appreciation of investments and $37,534,938 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Cohen & Steers Global Real Estate Fund–12

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Total

Common Stock	$225,285,086	$—	$225,285,086
Warrant	11,488	—	11,488
Short-Term Investment	8,134,020	—	8,134,020

Total	$233,430,594	$—	$233,430,594

Foreign Currency Exchange Contracts	$—	$(4,238)	$(4,238)

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2010 and 2009.

In addition, the Fund declared an ordinary income consent dividend of $21,543,515 for the year ended December 31, 2009. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$276,908,399
Undistributed ordinary income	11,735,467
Capital loss carryforwards	(76,636,308)
Post-October currency losses	(1,071,124)
Unrealized appreciation of investments and foreign currencies	19,244,810

Net assets	$230,181,244

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts and passive foreign investment companies.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, passive foreign investment companies and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-In
Investment Income	Realized Loss	Capital

$(14,795,548)	$(6,797,830)	$21,593,378

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $8,959,614 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $32,954,450 expires in 2016 and $43,681,858 expires in 2017.

LVIP Cohen & Steers Global Real Estate Fund–13

LVIP Cohen & Steers Global Real Estate Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	5,407,029	7,158,309
Service Class	4,142,114	4,933,472

	9,549,143	12,091,781

Shares repurchased:
Standard Class	(8,973,768)	(4,812,137)
Service Class	(2,909,845)	(4,435,179)

	(11,883,613)	(9,247,316)

Net increase (decrease)	(2,334,470)	2,844,465

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day- to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified in the Statement of Net Assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Cohen & Steers Global Real Estate Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Cohen & Steers Global Real Estate Fund

We have audited the accompanying statement of net assets of the LVIP Cohen & Steers Global Real Estate Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Cohen & Steers Global Real Estate Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Cohen & Steers Global Real Estate Fund–15

LVIP Cohen & Steers Global Real Estate Fund
Other Fund Information

Tax Information (Unaudited)
The Fund intends to pass through foreign tax credits in the maximum amount of $116,561. The gross foreign source income earned during the fiscal year 2010 by the Fund was $5,595,119.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for the Fund. The Board noted that the investment management fees for the Fund were within an acceptable range of the average investment management fee of the Lipper expense group, giving effect to the advisory fee waiver. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

LVIP Cohen & Steers Global Real Estate Fund–16

LVIP Cohen & Steers Global Real Estate Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Cohen & Steers

In considering the renewal of the sub-advisory agreement between LIAC and Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Cohen & Steers under the sub-advisory agreement. The Board reviewed the services provided by Cohen & Steers, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Cohen & Steers. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of real estate funds and the FTSE EPRA/NAREIT Developed Index. The Board noted that the Fund’s one year return was below the average of the Lipper performance group and that relative performance had fallen considerably from the prior year. The Board considered management’s view that Cohen & Steers had invested consistently with its stated investment strategy. The Board concluded that the services provided by Cohen & Steers were acceptable.

The Board reviewed the sub-advisory fee schedule, which contains breakpoints, and noted that the sub-advisory fee schedule was within range of comparable fee schedules of the contractual sub-adviser fees of the Lipper expense group and considered that the sub-advisory fee was the same as Cohen & Steers’ standard fee schedule for sub-advised mandates. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding Cohen & Steers’ estimated profitability from providing sub-advisory services to the Fund. The Board noted the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Cohen & Steers, an unaffiliated third party, and that LIAC compensated Cohen & Steers from its fees, and concluded that Cohen & Steers’ estimated profitability was not unreasonable. The Board reviewed materials provided by Cohen & Steers as to any additional benefits it receives and noted that Cohen & Steers has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Cohen & Steers and that Cohen & Steers has other business relationships with the Lincoln Life organization.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Cohen & Steers Global Real Estate Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Cohen & Steers Global Real Estate Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Cohen & Steers Global Real Estate Fund–19

LVIP Columbia Value Opportunities Fund

LVIP Columbia Value
Opportunities Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Columbia Value Opportunities Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP Columbia Value Opportunities Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 24.77% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 2000® Value Index*, returned 24.50%.

The “risk on vs. risk off” trade characterized much of 2010, as investors either believed that global growth prospects were good and European risks were contained or they believed that growth prospects were deteriorating and risk was high. In November, the Fed launched round two of quantitative easing (QE2) through purchases of government bonds. Equity markets responded positively to this announced monetary stimulus. The economy also received a fiscal policy boost for 2011, as tax cuts of previous years were extended for another two years. Meanwhile, companies continued to report strong earnings and economic data towards the end of the year also came in slightly better than expected.

The small cap market provided absolutely strong returns in 2010 as measured by the Russell 2000 Value. On an absolute basis, most sectors in the Fund saw positive double digit performance. The Fund benefited from both the choice in sector allocation as well as stock selection. Overall, the largest contributions came from information technology, consumer staples and consumer discretionary sectors. The Fund’s largest detractors were due to stock selection in the financials and materials sectors.

Stock selection in the information technology sector drove contributions. The most meaningful contributions came from semiconductor companies Cirrus Logic and Atmel Corporation. Cirrus Logic, which provides audio chips for products such as the iPhone and iPad, saw its shares more than double. Atmel rose on exposure to a stronger emergence of smart phones and touch screen applications. Stock selection in food products was additive to the consumer staples sector with contributions by pasta maker American Italian Pasta. Auto supply companies and parts suppliers to the trucking industry were strong contributors in the consumer discretionary sector. Our investments in specialty retail were positives such as retail footwear companies and Pier One Imports. Atmel rose on exposure to a stronger emergence of smart phones and touch screen applications. Late in December, we sold our position in the company as the company’s market cap became too large, thereby increasing the risk in the portfolio beyond our comfort zone. In addition, we also sold the stock to take profits from the recent run up. Stock selection in food products was additive to the Consumer Staples sector with contributions by pasta maker American Italian Pasta. In July, we sold the stock after the company announced it was being purchased.

While the Fund did benefit from an underweight position to the financials sector for the third year in a row, this was offset by stock selection as the Fund had focused on conservatively managed banking and REIT companies while the market focused on credit recovery stories.

Our investment process is to focus our research on those companies which we find attractively valued and where we believe the valuation gap is likely to shrink in the near term. We accomplish this by focusing on what we call an “upward inflection point,” which essentially means we want stocks that are both inexpensive and are showing improving operating performance metrics. In thinking about the types of situations that are attractive to us, our opportunities typically encompass one or more of the following:

1) “Out-of-the-limelight” companies missed by the Wall Street research community

2) Cyclically-driven opportunities in industries that have been out of favor and show signs of resurgence.

3) Companies with compressed operating margins that we believe are poised to expand within a reasonable timeframe.

That said, moving into 2011 the Fund begins the year with a cyclical tilt—overweight the industrials and information technology sectors. The interest rate sensitive sectors of financials and utilities sectors are underweighted.

Christian Stadlinger, Ph.D.
Jarl Ginsberg
Columbia Management Advisors, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Columbia Value Opportunities Fund–1

LVIP Columbia Value Opportunities Fund
2010 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/01 through 12/31/10

	LVIP Columbia
	Value Opportunities
	Fund Standard	Russell 2000
	Class	Value Index
5/1/01	10000	10000
	11137	11403
	9730	10100
	13212	14748
	15824	18029
	16633	18878
	18341	23310
	18671	21031
	12331	14948
	15371	18024
12/31/10	19178	22441

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Columbia Value Opportunities Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,178. For comparison, look at how the Russell 2000 Value Index did over the same period. The same $10,000 investment would have increased to $22,441. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+24.77%

Five Years	+2.89%

Inception (5/1/01)	+6.97%

Service Class Shares

One Year	+24.45%

Inception (4/30/07)	+0.10%

*	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

LVIP Columbia Value Opportunities Fund–2

LVIP Columbia Value Opportunities Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,299.60	1.23%	$7.13
Service Class Shares	1,000.00	1,298.10	1.48%	8.57

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.00	1.23%	$6.26
Service Class Shares	1,000.00	1,017.74	1.48%	7.53

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Columbia Value Opportunities Fund–3

LVIP Columbia Value Opportunities Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.14%

Aerospace & Defense	1.03%
Air Freight & Logistics	0.87%
Airlines	1.06%
Auto Components	3.95%
Capital Markets	1.72%
Chemicals	1.62%
Commercial Banks	9.19%
Commercial Services & Supplies	5.26%
Communications Equipment	0.82%
Construction & Engineering	1.10%
Consumer Finance	0.89%
Containers & Packaging	2.08%
Diversified Consumer Services	0.81%
Diversified Telecommunication Services	0.43%
Electric Utilities	0.59%
Electrical Equipment	0.77%
Electronic Equipment, Instruments & Components	4.24%
Energy Equipment & Services	2.78%
Food & Staples Retailing	1.07%
Food Products	0.56%
Gas Utilities	2.80%
Health Care Equipment & Supplies	2.38%
Health Care Providers & Services	2.99%
Hotels, Restaurants & Leisure	1.84%
Household Durables	1.02%
Insurance	5.37%
IT Services	1.61%
Machinery	3.92%
Metals & Mining	1.85%
Oil, Gas & Consumable Fuels	4.34%
Paper & Forest Products	0.69%
Personal Products	1.08%
Professional Services	0.65%
Real Estate Investment Trusts	7.90%
Road & Rail	0.51%
Semiconductors & Semiconductor Equipment	4.39%
Software	2.47%
Specialty Retail	2.89%
Textiles, Apparel & Luxury Goods	0.61%
Thrift & Mortgage Finance	4.09%
Trading Companies & Distributors	2.90%

Short-Term Investment	3.68%

Total Value of Securities	100.82%

Liabilities Net of Receivables and Other Assets	(0.82%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

United Rentals	1.10%
Kindred Healthcare	1.06%
Mid-America Apartment Communities	1.06%
Swift Energy	1.04%
Domino’s Pizza	1.04%
Esterline Technologies	1.03%
Boise	1.03%
New Jersey Resources	1.02%
Helen of Troy	1.02%
IBERIABANK	1.02%

Total	10.42%

LVIP Columbia Value Opportunities Fund–4

LVIP Columbia Value Opportunities Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.14%
	Aerospace & Defense–1.03%
†	Esterline Technologies	9,600	$658,464

			658,464

	Air Freight & Logistics–0.87%
†	Atlas Air Worldwide Holdings	10,000	558,300

			558,300

	Airlines–1.06%
†	Alaska Air Group	7,700	436,513
†	US Airways Group	24,000	240,240

			676,753

	Auto Components–3.95%
†	ArvinMeritor	29,500	605,340
	Cooper Tire & Rubber	20,500	483,390
†	Dana Holdings	32,000	550,720
†	Tenneco	8,000	329,280
†	Tower International	31,500	557,235

			2,525,965

	Capital Markets–1.72%
	Apollo Investment	27,000	298,890
	MCG Capital	51,000	355,470
†	Stifel Financial	7,200	446,688

			1,101,048

	Chemicals–1.62%
†	Georgia Gulf	17,000	409,020
†	Rockwood Holdings	6,500	254,280
†	Solutia	16,000	369,280

			1,032,580

	Commercial Banks–9.19%
	Community Bank System	22,000	610,940
	East West Bancorp	24,500	478,975
	IBERIABANK	11,000	650,429
	Independent Bank	24,000	649,200
	Prosperity Bancshares	14,400	565,632
	Sandy Spring Bancorp	22,000	405,460
	Sterling Bancorp	56,000	586,320
	Sterling Bancshares	62,000	435,240
†	SVB Financial Group	7,817	414,692
†	Texas Capital Bancshares	25,000	531,750
	Umpqua Holdings	45,000	548,100

			5,876,738

	Commercial Services & Supplies–5.26%
†	Cenveo	73,000	389,820
	Deluxe	28,000	644,560
†	Geo Group	19,500	480,870
	IESI-BFC	24,624	598,363
†	Navigant Consulting	33,000	303,600
†	SFN Group	35,000	341,600
†	United Stationers	9,500	606,195

			3,365,008

	Communications Equipment–0.82%
†	Ciena	25,000	526,250

			526,250

	Construction & Engineering–1.10%
†	EMCOR	16,000	463,680
†	Sterling Construction	18,310	238,762

			702,442

	Consumer Finance–0.89%
†	Cardtronics	32,000	566,400

			566,400

	Containers & Packaging–2.08%
	Boise	83,000	658,190
†	Graham Packaging	14,939	194,805
	Rock-Tenn Class A	8,800	474,760

			1,327,755

	Diversified Consumer Services–0.81%
	Stewart Enterprises Class A	77,000	515,130

			515,130

	Diversified Telecommunications Services–0.43%
†	Cincinnati Bell	99,000	277,200

			277,200

	Electric Utilities–0.59%
	Westar Energy	15,000	377,400

			377,400

	Electrical Equipment–0.77%
	Brady Class A	15,000	489,150

			489,150

	Electronic Equipment, Instruments & Components–4.24%
	Anixter International	8,700	519,651
†	Elster Group ADR	34,500	583,050
	Pulse Electronics	54,000	287,280
†	Rofin-Sinar Technologies	12,100	428,824
†	Rogers	16,427	628,333
†	Satcon Technology	59,000	265,500

			2,712,638

	Energy Equipment & Services–2.78%
†	Hornbeck Offshore Services	19,000	396,720
†	ION Geophysical	62,000	525,760
†	Key Energy Services	29,000	376,420
†	Oil States International	7,500	480,675

			1,779,575

	Food & Staples Retailing–1.07%
†	Pantry	20,500	407,130
	Ruddick	7,500	276,300

			683,430

LVIP Columbia Value Opportunities Fund–5

LVIP Columbia Value Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Food Products–0.56%
†	Dean Foods	40,500	$358,020

			358,020

	Gas Utilities–2.80%
	Atmos Energy	19,500	608,400
	New Jersey Resources	15,200	655,272
	South Jersey Industries	10,000	528,200

			1,791,872

	Health Care Equipment & Supplies–2.38%
†	Conmed	22,500	594,675
	Cooper	5,700	321,138
	Invacare	20,000	603,200

			1,519,013

	Health Care Providers & Services–2.99%
†	Centene	24,500	620,830
†	HealthSpring	23,000	610,190
†	Kindred Healthcare	37,000	679,690

			1,910,710

	Hotels, Restaurants & Leisure–1.84%
†	Domino’s Pizza	41,500	661,925
†	Texas Roadhouse Class A	30,000	515,100

			1,177,025

	Household Durables–1.02%
†	Helen of Troy	22,000	654,280

			654,280

	Insurance–5.37%
	Alterra Capital Holdings	17,500	378,700
	American Equity Investment Life Holding	20,000	251,000
	Argo Group International Holdings	12,500	468,125
	Assured Guaranty	18,000	318,600
	Delphi Financial Group Class A	20,000	576,800
†	National Financial Partners	38,000	509,200
	Platinum Underwriters Holdings	11,800	530,646
	Symetra Financial	29,000	397,300

			3,430,371

	IT Services–1.61%
†	Acxiom	20,000	343,000
	iGate	20,500	404,055
†	NeuStar Class A	10,919	284,440

			1,031,495

	Machinery–3.92%
	Barnes Group	24,000	496,080
	Gardner Denver	4,600	316,572
†	Titan Machinery	31,000	598,300
	Trinity Industries	17,000	452,370
†	Wabash National	54,000	639,900

			2,503,222

	Metals & Mining–1.85%
†	Metals USA Holdings	21,792	332,110
†	RTI International Metals	10,000	269,800
	Schnitzer Steel Industries Class A	8,700	577,593

			1,179,503

	Oil, Gas & Consumable Fuels–4.34%
†	Bill Barrett	13,500	555,255
	Knightsbridge Tankers	16,000	356,320
	Overseas Shipholding Group	4,000	141,680
†	Patriot Coal	31,000	600,470
†	Stone Energy	20,500	456,945
†	Swift Energy	17,000	665,550

			2,776,220

	Paper & Forest Products–0.69%
	Schweitzer-Mauduit International	7,000	440,440

			440,440

	Personal Products–1.08%
	Nu Skin Enterprises Class A	17,000	514,420
†	Prestige Brands Holdings	14,747	176,227

			690,647

	Professional Services–0.65%
†	Advisory Board	5,000	238,150
†	CBIZ	28,000	174,720

			412,870

	Real Estate Investment Trusts–7.90%
	BioMed Realty Trust	30,000	559,500
	Brandywine Realty Trust	44,000	512,600
	CBL & Associates Properties	33,000	577,500
	DuPont Fabros Technology	19,000	404,130
†	First Industrial Realty Trust	38,000	332,880
	Highwoods Properties	12,000	382,200
	LaSalle Hotel Properties	23,500	620,400
	Mid-America Apartment Communities	10,700	679,342
	Omega Healthcare Investors	15,000	336,600
	U-Store-It Trust	68,000	648,040

			5,053,192

	Road & Rail–0.51%
	Werner Enterprises	14,500	327,700

			327,700

	Semiconductors & Semiconductor Equipment–4.39%
†	Cirrus Logic	33,500	535,330
†	Fairchild Semiconductor International	24,000	374,640
†	IXYS	32,500	377,650
†	Kulicke & Soffa Industries	47,000	338,400
	Micrel	34,000	441,660
†	Standard Microsystems	18,376	529,780
†	Ultra Clean Holdings	22,216	206,831

			2,804,291

LVIP Columbia Value Opportunities Fund–6

LVIP Columbia Value Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Software–2.47%
†	Ariba	20,000	$469,800
†	Lawson Software	54,000	499,500
†	Mentor Graphics	51,000	612,000

			1,581,300

	Specialty Retail–2.89%
	Finish Line Class A	27,500	472,725
	Foot Locker	13,000	255,060
†	Genesco	13,000	487,370
†	Pier 1 Imports	29,500	309,750
	Sonic Automotive Class A	24,500	324,380

			1,849,285

	Textiles, Apparel & Luxury Goods–0.61%
	Columbia Sportswear	6,500	391,950

			391,950

	Thrift & Mortgage Finance–4.09%
	First Niagara Financial Group	25,500	356,490
†	MGIC Investment	56,000	570,640
	Northwest Bancshares	45,000	529,200
†	Ocwen Financial	35,000	333,900
	Oritani Financial	25,824	316,086
	Radian Group	63,000	508,410

			2,614,726

	Trading Companies & Distributors–2.90%
†	Core Mark Holding	2,496	88,833
	Houston Wire & Cable	31,000	416,640
	Textainer Group Holdings	22,500	641,025
†	United Rentals	31,000	705,250

			1,851,748

	Total Common Stock (Cost $53,652,227)		62,102,106

	SHORT-TERM INVESTMENT–3.68%
	Money Market Mutual Fund–3.68%
	Dreyfus Treasury & Agency Cash Management Fund	2,353,660	2,353,660

	Total Short-Term Investment (Cost $2,353,660)		2,353,660

TOTAL VALUE OF SECURITIES–100.82% (Cost $56,005,887)	64,455,766

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.82%)	(523,305)

NET ASSETS APPLICABLE TO 6,066,235 SHARES OUTSTANDING–100.00%	$63,932,461

NET ASSET VALUE–LVIP COLUMBIA VALUE OPPORTUNITIES FUND STANDARD CLASS ($47,732,744 / 4,527,194 Shares)	$10.544

NET ASSET VALUE–LVIP COLUMBIA VALUE OPPORTUNITIES FUND SERVICE CLASS ($16,199,717 / 1,539,041 Shares)	$10.526

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$63,831,541
Undistributed net investment income	79,262
Accumulated net realized loss on investments	(8,428,221)
Net unrealized appreciation of investments	8,449,879

Total net assets	$63,932,461

†	Non income producing security

ADR–American Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Value Opportunities Fund–7

LVIP Columbia Value Opportunities Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$566,817
Interest	68
Foreign tax withheld	(710)

566,175

EXPENSES:
Management fees	374,130
Distribution expenses-Service Class	27,541
Accounting and administration expenses	23,163
Reports and statements to shareholders	22,577
Professional fees	22,167
Custodian fees	2,632
Pricing fees	1,113
Trustees’ fees	915
Other	4,885

479,123
Less expenses waived/reimbursed	(12,607)

Total operating expenses	466,516

NET INVESTMENT INCOME	99,659

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on :
Investments	3,273,027
Foreign currencies	21

Net realized gain	3,273,048
Net change in unrealized appreciation/depreciation of investments	5,522,606

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	8,795,654

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,895,313

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Value Opportunities Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$99,659	$130,657
Net realized gain (loss) on investments	3,273,048	(6,862,337)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	5,522,606	11,290,860

Net increase in net assets resulting from operations	8,895,313	4,559,180

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(33,336)	(84,030)
Service Class	—	(23,060)

	(33,336)	(107,090)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	32,804,489	2,432,162
Service Class	10,155,983	6,739,580
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	33,336	84,030
Service Class	—	23,060

	42,993,808	9,278,832

Cost of shares repurchased:
Standard Class	(8,070,580)	(8,951,977)
Service Class	(4,644,724)	(4,509,228)

	(12,715,304)	(13,461,205)

Increase (decrease) in net assets derived from capital share transactions	30,278,504	(4,182,373)

NET INCREASE IN NET ASSETS	39,140,481	269,717
NET ASSETS:
Beginning of year	24,791,980	24,522,263

End of year (including undistributed net investment income of $79,262 and $39,968, respectively)	$63,932,461	$24,791,980

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Value Opportunities Fund–8

LVIP Columbia Value Opportunities Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Value Opportunities Fund Standard Class
	Year Ended
	12/31/10[5]	12/31/09	12/31/08	12/31/07[2]	12/31/06

Net asset value, beginning of period	$8.457	$6.821	$14.660	$14.491	$14.637

Income (loss) from investment operations:
Net investment income[3]	0.033	0.046	0.090	0.076	0.013
Net realized and unrealized gain (loss) on investments and foreign currencies	2.061	1.633	(3.750)	0.184	1.501

Total from investment operations	2.094	1.679	(3.660)	0.260	1.514

Less dividends and distributions from:
Net investment income	(0.007)	(0.043)	(0.038)	(0.091)	—
Net realized gain on investments	—	—	(4.141)	—	(1.660)

Total dividends and distributions	(0.007)	(0.043)	(4.179)	(0.091)	(1.660)

Net asset value, end of period	$10.544	$8.457	$6.821	$14.660	$14.491

Total return[4]	24.77%	24.65%	(33.95% )	1.80%	10.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,733	$16,729	$20,205	$24,565	$46,721
Ratio of expenses to average net assets	1.23%	1.25%	1.25%	1.26%	1.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.26%	1.25%	1.25%	1.26%	1.34%
Ratio of net investment income to average net assets	0.35%	0.66%	0.85%	0.50%	0.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.32%	0.66%	0.85%	0.50%	0.09%
Portfolio turnover	57%	76%	59%	152%	54%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Small Cap Value Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Value Opportunities Fund–9

LVIP Columbia Value Opportunities Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Value Opportunities Fund
	Service Class
				4/30/07[1,2]
	Year Ended			to
	12/31/10[6]	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$8.458	$6.823	$14.657	$14.962

Income (loss) from investment operations:
Net investment income[3]	0.010	0.028	0.067	0.067
Net realized and unrealized gain (loss) on investments and foreign currencies	2.058	1.632	(3.747)	(0.302)

Total from investment operations	2.068	1.660	(3.680)	(0.235)

Less dividends and distributions from:
Net investment income	—	(0.025)	(0.013)	(0.070)
Net realized gain on investments	—	—	(4.141)	—

Total dividends and distributions	—	(0.025)	(4.154)	(0.070)

Net asset value, end of period	$10.526	$8.458	$6.823	$14.657

Total return[4]	24.45%	24.36%	(34.13% )	(1.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,199	$8,063	$4,317	$1,063
Ratio of expenses to average net assets	1.48%	1.50%	1.50%	1.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.51%	1.50%	1.50%	1.45%
Ratio of net investment income to average net assets	0.10%	0.41%	0.60%	0.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.07%	0.41%	0.60%	0.65%
Portfolio turnover	57%	76%	59%	152%[5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

[6]	Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-advisor.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Value Opportunities Fund–10

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Columbia Value Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation by investing in small-cap companies.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask price. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more- likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. . Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $10,226 for the year ended December 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Columbia Value Opportunities Fund–11

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the average daily net assets of the Fund; 0.75% of the next $90 million; and 0.65% of average daily net assets in excess of $150 million. Effective September 15, 2010, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.09% of the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.34% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Columbia Management Advisors, LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.66% of the first $60 million of the Fund’s average daily net assets; 0.50% of the next $90 million; and 0.40% of the Fund’s average daily net assets in excess of $150 million. Prior to September 15, 2010, the Sub-Advisor was paid an annual rate of 0.75% of the first $60 million of the Fund’s average daily net assets; 0.50% of the next $90 million; and 0.40% of the Fund’s average daily net assets in excess of $150 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $2,071 and $7,684, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$50,232
Distribution fees payable to LFD	3,268

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $48,809,204 and sales of $19,656,221 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $56,566,467. At December 31, 2010, net unrealized appreciation was $7,889,299, of which $8,925,156 related to unrealized appreciation of investments and $1,035,857 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Columbia Value Opportunities Fund–12

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

Level 1
Common Stock	$62,102,106
Short-Term Investment	2,353,660

Total	$64,455,766

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$33,336	$107,090

In addition, the Fund declared an ordinary consent dividend of $27,050 for the year ended December 31, 2009. The amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$63,831,541
Undistributed ordinary income	79,262
Capital loss carryforwards	(7,867,641)
Unrealized appreciation of investments and foreign currencies	7,889,299

Net assets	$63,932,461

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated	Paid-in
Investment Income	Net Realized Gain	Capital

$(27,029)	$(21)	$27,050

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,890,354 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $7,867,641 expires in 2017.

LVIP Columbia Value Opportunities Fund–13

LVIP Columbia Value Opportunities Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	3,438,642	378,226
Service Class	1,101,362	978,077
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,250	10,322
Service Class	—	2,832

	4,543,254	1,369,457

Shares repurchased:
Standard Class	(892,934)	(1,372,666)
Service Class	(515,630)	(660,320)

	(1,408,564)	(2,032,986)

Net increase (decrease)	3,134,690	(663,529)

7.	Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2010. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Columbia Value Opportunities Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Columbia Value Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Columbia Value Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Columbia Value Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Columbia Value Opportunities Fund–15

LVIP Columbia Value Opportunities Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of ordinary income of the Fund.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2011. The Board noted that the investment management fee was higher than the average of the Lipper expense group and considered management’s representation that the fee level was reasonable given the small size of the Fund. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Columbia Value Opportunities Fund–16

LVIP Columbia Value Opportunities Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedules and that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors. ”).

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP Columbia Value Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Columbia Value Opportunities Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Columbia Value Opportunities Fund–19

LVIP Delaware Bond Fund

LVIP Delaware Bond Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Delaware Bond Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation	3
Statement of Net Assets	4
Statement of Operations	19
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Other Fund Information	29
Officer/Trustee Information	31

LVIP Delaware Bond Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 8.49% (Standard Class shares with distributions reinvested) for the calendar year ended Dec. 31, 2010, while its benchmark, the Barclays Capital U.S. Aggregate Index*, returned 6.54%.

For much of the calendar year, fixed income markets appeared to be on target for another year of solid, positive performance. Though the overall capital markets remained volatile due to the many economic headwinds that remained in place, fixed income investments were generally supported by accommodative monetary policy from the Federal Reserve combined with still-considerable value within many areas of the corporate bond market and a strong demand for yield in light of low interest rates.

Toward the end of the annual period, however, bond markets appeared to become highly unsettled in the face of several macroeconomic developments, including rising interest rates as well as increasing expectations for inflation. These developments caused the bond markets to give up many of the gains they had notched earlier in the annual period.

While this reporting period was a volatile one, it was in some respects, similar to the previous annual period in that higher beta and corporate bonds were rewarded by investors. We also found the most attractive parts of the market (on a risk-reward basis) to be in these areas and attempted to position the portfolio holdings to benefit from such a dynamic. This positioning generally helps to explain the Fund’s outperformance for the calendar year 2010.

For example, we maintained a generally hefty position in investment grade corporate bonds, with a smaller amount in high yield, during the calendar year 2010 as we saw much opportunity in corporate debt. Among investment-grade U.S. corporates, we concluded that BBB and A-rated bonds generally offered the best risk-reward trade-off and emphasized Fund positions in those categories. The Fund’s position in the high yield sector also contributed to its performance as high yield bonds rallied during the fiscal year. High yield bonds benefited from a strong fundamental picture featuring declining default rates as well as a positive technical backdrop, in which high yield bonds were in demand through much of the fiscal period. It is important to note, however, that Fund returns within this category were moderated by our emphasis on higher rated bonds within the high yield sector.

We believe the coming months should likely be characterized by much economic uncertainty, as periods of improving growth can be quickly followed by slowdowns and as many investors may continue to follow a pattern of rapidly changing attitudes toward risk. Despite a still-uncertain economic environment, we believe the market should remain generally favorable for domestic corporate bonds into 2011, as we believe that many corporations have fortified their balance sheets since the depths of the credit crisis and remain in generally good fiscal shape. We also plan to continue seeking opportunities in higher-yielding countries internationally, as we see opportunities emerge.

Roger A. Early, CPA, CFA, CFP®
Thomas H. Chow, CFA
Paul Grillo, CFA
Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Delaware	Barclays Capital
	Bond Fund	U.S. Aggregate
	Standard Class	Bond Index
12/31/00	10000	10000
	10915	10844
	12023	11956
	12899	12447
	13583	12987
	13941	13303
	14598	13879
	15393	14846
	14943	15624
	17767	16551
12/31/10	19275	17633

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Bond Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,275. For comparison, look at how the Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased to $17,633. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+8.49%

Five Years	+6.70%

Ten Years	+6.78%

Service Class Shares

One Year	+8.12%

Five Years	+6.36%

Inception (5/15/03)	+5.34%

*	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2011 Delaware Management Holdings Inc.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,026.10	0.39%	$1.99
Service Class Shares	1,000.00	1,024.40	0.74%	3.78

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.24	0.39%	$1.99
Service Class Shares	1,000.00	1,021.48	0.74%	3.77

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund

Sector Allocation
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Agency Collateralized Mortgage Obligations	3.05%

Agency Mortgage-Backed Securities	16.66%

Commercial Mortgage-Backed Securities	7.23%

Convertible Bonds	0.41%

Corporate Bonds	39.88%

Aerospace & Defense	0.39%
Beverages	1.01%
Biotechnology	1.16%
Capital Markets	1.06%
Chemicals	0.81%
Commercial Banks	5.14%
Commercial Services & Supplies	0.81%
Computers & Peripherals	0.14%
Diversified Consumer Services	0.37%
Diversified Financial Services	2.96%
Diversified Telecommunication Services	2.77%
Electric Utilities	2.89%
Energy Equipment & Services	1.06%
Food & Staples Retailing	0.60%
Food Products	0.19%
Gas Utilities	0.27%
Health Care Equipment & Supplies	1.71%
Health Care Providers & Services	0.49%
Hotels, Restaurants & Leisure	0.05%
Insurance	1.41%
Life Sciences Tools & Services	0.17%
Media	2.40%
Metals & Mining	0.92%
Multiline Retail	0.15%
Multi-Utilities	1.21%
Oil, Gas & Consumable Fuels	5.06%
Paper & Forest Products	0.92%
Pharmaceuticals	0.33%
Real Estate Investment Trusts	0.56%
Road & Rail	0.90%
Semiconductors & Semiconductor Equipment	0.19%
Software	0.20%
Wireless Telecommunication Services	1.58%

Municipal Bonds	3.80%

Non-Agency Asset-Backed Securities	6.77%

Non-Agency Collateralized Mortgage Obligations	1.77%

Regional Bonds	1.56%

Senior Secured Loans	0.27%

Sovereign Bonds	4.09%

Supranational Banks	0.86%

U.S. Treasury Obligations	11.47%

Preferred Stock	0.20%

Certificates of Deposit	3.54%

Discounted Commercial Paper	10.74%

Total Value of Securities	112.30%

Liabilities Net of Receivables and Other Assets	(12.30%)

Total Net Assets	100.00%

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund
Statement of Net Assets
December 31, 2010

		Principal	Value
		Amount°	(U.S. $)

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.05%
	Fannie Mae Grantor Trust
	Series 2001-T8 A2 9.50% 7/25/41	462,737	$534,461
	Fannie Mae REMICs
	Series 2002-83 GH
	5.00% 12/25/17	6,890,000	7,435,711
	Series 2003-38 MP
	5.50% 5/25/23	8,850,000	9,686,550
	Series 2003-122 AJ
	4.50% 2/25/28	579,361	599,958
	Series 2005-110 MB
	5.50% 9/25/35	1,694,737	1,857,585
	Fannie Mae Whole Loan
	Series 2004-W9 2A1
	6.50% 2/25/44	1,052,031	1,194,319
	Freddie Mac REMICs
	Series 2512 PG
	5.50% 10/15/22	180,000	198,033
	Series 2557 WE
	5.00% 1/15/18	4,250,000	4,607,929
	Series 2622 PE
	4.50% 5/15/18	30,000	32,241
	Series 2662 MA
	4.50% 10/15/31	710,085	737,571
	Series 2694 QG
	4.50% 1/15/29	3,737,897	3,817,268
	Series 2717 MH
	4.50% 12/15/18	1,875,000	2,015,709
	Series 2762 LG
	5.00% 9/15/32	30,000	32,021
	Series 2872 GC
	5.00% 11/15/29	3,005,000	3,136,268
	Series 2890 PC
	5.00% 7/15/30	3,780,000	3,952,857
	Series 3022 MB
	5.00% 12/15/28	4,238,478	4,356,401
	Series 3131 MC
	5.50% 4/15/33	2,725,000	2,979,229
	Series 3173 PE
	6.00% 4/15/35	7,180,000	7,917,301
	Series 3337 PB
	5.50% 7/15/30	3,000,000	3,102,213
	Series 3416 GK
	4.00% 7/15/22	1,702,364	1,774,007
	Series 3455 MB
	4.50% 6/15/23	10,000,000	10,531,101
	Series 3656 PM
	5.00% 4/15/40	6,235,000	6,496,799
◆	Freddie Mac Structured Pass Through Securities
	Series T-58 2A
	6.50% 9/25/43	779,283	894,957
	•Series T-60 1A4C
	5.395% 3/25/44	1,522,583	1,596,809
	GNMA Series 2010-113 KE
	4.50% 9/20/40	6,495,000	6,523,163

	Total Agency Collateralized Mortgage Obligations (Cost $82,256,603)		86,010,461

	AGENCY MORTGAGE-BACKED SECURITIES–16.66%
	Fannie Mae
	6.50% 8/1/17	491,038	535,155
•	Fannie Mae ARM
	5.131% 11/1/35	1,518,370	1,608,929
	5.299% 4/1/36	1,171,095	1,226,963
	Fannie Mae Relocation 15 yr
	4.00% 9/1/20	1,827,465	1,855,331
	Fannie Mae Relocation 30 yr
	4.00% 3/1/35	2,481,040	2,439,597
	5.00% 1/1/34	546,101	569,052
	5.00% 10/1/35	1,435,167	1,495,481
	5.00% 2/1/36	2,325,315	2,423,039
	Fannie Mae S.F. 15 yr
	4.00% 7/1/25	2,660,131	2,749,911
	4.00% 8/1/25	3,570,167	3,690,661
	4.00% 11/1/25	3,641,764	3,764,674
	4.50% 6/1/23	4,035,973	4,237,772
	4.50% 3/1/24	495,773	519,942
	¥4.50% 9/1/24	8,184,770	8,583,778
	5.00% 9/1/25	8,024,768	8,517,539
	5.50% 12/1/22	589,212	633,923
	5.50% 2/1/23	2,291,807	2,465,712
	6.00% 8/1/21	4,343,426	4,739,085
	Fannie Mae S.F. 15 yr TBA
	3.50% 1/1/26	28,000,000	28,192,500
	4.00% 1/1/26	28,000,000	28,835,632
	4.50% 1/1/26	47,505,000	49,798,589
	5.00% 1/1/26	1,975,000	2,095,353
	Fannie Mae S.F. 30 yr
	4.50% 6/1/38	54,081	55,563
	4.50% 3/1/39	2,696,138	2,770,024
	4.50% 4/1/39	370,004	380,202
	5.00% 12/1/36	3,346,109	3,532,742
	5.00% 12/1/37	1,351,736	1,422,484
	5.00% 1/1/38	2,468,372	2,597,564
	5.00% 2/1/38	1,099,486	1,156,798
	5.00% 11/1/38	2,010,697	2,115,507
	5.00% 7/1/40	5,104,743	5,370,323

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES (continued)

	Fannie Mae S.F. 30 yr (continued)
	6.00% 11/1/36	498,506	$543,391
	6.50% 3/1/36	330,128	369,963
	6.50% 6/1/36	2,133,268	2,390,680
	6.50% 10/1/36	1,705,589	1,911,394
	6.50% 8/1/37	588,675	659,192
	6.50% 12/1/37	2,468,760	2,791,341
	7.00% 12/1/37	1,007,539	1,140,969
	7.50% 4/1/32	19,770	22,711
	7.50% 11/1/34	11,126	12,988
	Fannie Mae S.F. 30 yr TBA
	4.00% 1/1/41	40,510,000	40,294,811
	5.00% 1/1/41	9,395,000	9,876,494
	5.50% 1/1/41	91,725,000	98,131,441
	6.00% 1/1/41	106,535,000	115,790,227
•	Freddie Mac ARM
	3.144% 4/1/34	168,278	176,719
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33	1,051,398	1,095,468
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14	419,684	438,968
	4.50% 7/1/24	3,434,289	3,588,832
	5.00% 6/1/18	1,153,908	1,229,254
	5.00% 1/1/24	4,462,273	4,713,973
	5.50% 8/1/23	2,447,129	2,624,163
	GNMA I S.F. 30 yr
	7.00% 12/15/34	1,996,158	2,246,414

	Total Agency Mortgage-Backed Securities (Cost $466,969,843)		470,429,218

	COMMERCIAL MORTGAGE-BACKED SECURITIES–7.23%
#	American Tower Trust
	Series 2007-1A AFX 144A
	5.42% 4/15/37	4,315,000	4,665,624
•#	Asset Securitization
	Series 1996-MD6 B1 144A 9.121% 11/13/29	100,000	104,773
	Bear Stearns Commercial Mortgage Securities
	•Series 2005-PW10 A4
	5.405% 12/11/40	4,970,000	5,310,031
	•Series 2005-T20 A4A
	5.149% 10/12/42	4,750,000	5,112,855
	•Series 2006-PW12 A4
	5.722% 9/11/38	1,640,000	1,789,345
	Series 2006-PW14 A4
	5.201% 12/11/38	8,755,000	9,247,718
	Series 2007-PW15 A4
	5.331% 2/11/44	5,730,000	5,883,515
	BOA Commercial Mortgage
	Series 2004-2 A3
	4.05% 11/10/38	1,131,346	1,147,733
	•Series 2004-3 A5
	5.413% 6/10/39	4,165,000	4,452,070
	•Series 2005-1 A5
	5.162% 11/10/42	5,440,000	5,862,285
	•Series 2005-6 A4
	5.195% 9/10/47	2,815,000	3,023,475
	Series 2006-4 A4
	5.634% 7/10/46	7,337,000	7,872,225
◆	Commercial Mortgage Pass Through Certificates
	•Series 2005-C6 A5A
	5.116% 6/10/44	15,525,000	16,614,559
	Series 2006-C7 A2
	5.69% 6/10/46	2,048,953	2,061,254
•#	Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	712,000	728,962
•	Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB
	5.539% 2/15/39	1,170,000	1,245,498
	First Union National Bank Commercial Mortgage Series 2000-C2 H
	6.75% 10/15/32	40,000	38,781
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A5
	5.279% 8/10/38	1,300,000	1,378,094
	•Series 2004-GG2 A6
	5.396% 8/10/38	4,225,000	4,538,170
	Series 2005-GG4 A4
	4.761% 7/10/39	11,070,000	11,416,749
	Series 2005-GG4 A4A 4.751% 7/10/39	21,787,650	22,976,178
	•Series 2006-GG6 A4
	5.553% 4/10/38	4,985,000	5,354,573
	#Series 2010-C1 A2 144A
	4.592% 8/10/43	3,800,000	3,836,671
•	Greenwich Capital Commercial Funding
	Series 2004-GG1 A7
	5.317% 6/10/36	4,110,000	4,433,028
	Series 2005-GG5 A5
	5.224% 4/10/37	6,400,000	6,791,393

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37		3,230,000	$3,375,023
	Series 2002-C2 A2
	5.05% 12/12/34		569,000	599,351
	Series 2003-C1 A2
	4.985% 1/12/37		3,890,000	4,099,578
	•Series 2005-LDP3 A4A
	4.936% 8/15/42		2,650,000	2,808,306
	•Series 2005-LDP4 A4
	4.918% 10/15/42		4,300,000	4,555,054
	•Series 2005-LDP5 A4
	5.203% 12/15/44		2,510,000	2,702,175
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2002-C1 A4
	6.462% 3/15/31		3,482,595	3,635,145
	Series 2004-C1 A4
	4.568% 1/15/31		5,350,000	5,585,967
#	Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34		749,500	414,487
	Morgan Stanley Capital I
	•Series 2004-T15 A4
	5.27% 6/13/41		280,000	299,917
	Series 2005-IQ9 A5
	4.70% 7/15/56		5,000,000	5,256,432
	•Series 2006-T21 A4
	5.162% 10/12/52		5,980,000	6,376,995
	•Series 2007-T27 A4
	5.65% 6/11/42		17,920,000	19,460,329
•#	Morgan Stanley Dean Witter Capital I
	Series 2001-TOP1 E 144A
	7.283% 2/15/33		595,000	587,537
	NCUA Guaranteed Notes
	Series 2010-C1 A2
	2.90% 10/29/20		2,220,000	2,158,456
#	OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45		3,015,000	3,076,381
	•#Sovereign Commercial Mortgage Securities Trust Series 2007-C1 A2
	144A 5.811% 7/22/30		3,132,538	3,237,650

	Total Commercial Mortgage-Backed Securities (Cost $180,551,129)			204,114,342

	CONVERTIBLE BONDS–0.41%
f	Hologic 2.00% exercise price $38.59, expiration date 12/15/37		4,415,000	4,155,619
	Linear Technology 3.00% exercise price $44.72, expiration date 5/1/27		5,500,000	5,857,500
	Transocean 1.50% exercise
	price $168.61, expiration date 12/15/37		1,565,000	1,549,350

	Total Convertible Bonds (Cost $10,399,935)			11,562,469

	CORPORATE BONDS–39.88%
	Aerospace & Defense–0.39%
	L-3 Communications
	4.75% 7/15/20		4,370,000	4,301,570
#	Meccanica Holdings USA
	144A 6.25% 7/15/19		6,270,000	6,639,924

				10,941,494

	Beverages–1.01%
	Anheuser-Busch InBev Worldwide 5.00% 4/15/20		6,450,000	6,829,892
	#144A 5.375% 11/15/14		14,000,000	15,438,080
	Coca-Cola Enterprises
	3.50% 9/15/20		6,800,000	6,379,944

				28,647,916

	Biotechnology–1.16%
	Amgen 3.45% 10/1/20		6,035,000	5,762,109
	Bio-Rad Laboratories
	4.875% 12/15/20		6,260,000	6,109,622
	Celgene 3.95% 10/15/20		6,350,000	6,049,220
	Genzyme 3.625% 6/15/15		9,285,000	9,540,852
	5.00% 6/15/20		5,120,000	5,385,436

				32,847,239

	Capital Markets–1.06%
•	Bear Stearns
	5.408% 12/7/12	AUD	1,010,000	1,014,815

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	CORPORATE BONDS (continued)
	Capital Markets (continued)

	Goldman Sachs Group 3.70% 8/1/15		1,105,000	$1,127,076
	5.375% 3/15/20		10,685,000	11,061,442
	Jefferies Group 6.25% 1/15/36		4,190,000	3,764,568
	6.45% 6/8/27		6,962,000	6,672,952
	Lazard Group 6.85% 6/15/17		4,658,000	4,879,167
	7.125% 5/15/15		1,384,000	1,491,684

				30,011,704

	Chemicals–0.81%
	Dow Chemical 4.25% 11/15/20		1,285,000	1,235,787
	8.55% 5/15/19		8,880,000	11,146,265
	duPont (E.I.) deNemours
	3.625% 1/15/21		10,890,000	10,551,049

				22,933,101

	Commercial Banks–5.14%
	AgriBank FCB
	9.125% 7/15/19		4,545,000	5,405,850
#	Bank Nederlandse Gemeenten 144A 1.75% 10/6/15		4,660,000	4,503,009
	BB&T 4.90% 6/30/17		955,000	994,588
	5.25% 11/1/19		25,274,000	26,226,146
	City National 5.25% 9/15/20		4,185,000	4,100,178
@#	CoBank ACB 144A 7.875% 4/16/18		3,425,000	3,812,813
#	Export-Import Bank of Korea 144A 5.25% 2/10/14		4,795,000	5,099,847
	KeyBank 6.95% 2/1/28		7,115,000	7,259,171
	KFW 10.00% 5/15/12	BRL	6,575,000	4,016,394
	Korea Development Bank 8.00% 1/23/14		5,150,000	5,882,763
#	National Agricultural Cooperative Federation 144A 5.00% 9/30/14		2,100,000	2,209,988
•	National City Bank 0.673% 6/7/17		2,140,000	1,932,300
	Oesterreichische Kontrollbank 1.75% 10/5/15		3,375,000	3,270,220
	PNC Bank 6.875% 4/1/18		7,900,000	9,043,272
	PNC Funding 5.125% 2/8/20		3,100,000	3,236,974
	5.25% 11/15/15		4,665,000	4,997,820
	5.625% 2/1/17		2,163,000	2,315,087
	Rabobank Nederland 2.125% 10/13/15		1,785,000	1,728,221
	•#144A 11.00% 12/29/49		10,425,000	13,513,959
	Silicon Valley Bank 5.70% 6/1/12		2,150,000	2,222,621
	6.05% 6/1/17		5,515,000	5,602,628
	SVB Financial Group 5.375% 9/15/20		960,000	924,831
	US Bank 4.95% 10/30/14		1,205,000	1,314,381
•	USB Capital IX 6.189% 10/29/49		6,520,000	5,085,600
	Wachovia 5.25% 8/1/14		2,980,000	3,180,742
	5.625% 10/15/16		7,555,000	8,228,838
•	Wells Fargo Capital XIII 7.70% 12/29/49		4,270,000	4,435,463
	Zions Bancorp 5.50% 11/16/15		3,365,000	3,274,515
	7.75% 9/23/14		1,400,000	1,460,686

				145,278,905

	Commercial Services & Supplies–0.81%
	Allied Waste North America 6.875% 6/1/17		6,575,000	7,241,942
	7.125% 5/15/16		2,910,000	3,084,390
#	Brambles USA 144A 3.95% 4/1/15		2,365,000	2,401,336
	5.35% 4/1/20		6,695,000	6,804,175
	International Lease Finance 6.625% 11/15/13		3,212,000	3,296,315

				22,828,158

	Computers & Peripherals–0.14%
#	Seagate Technology International 144A 10.00% 5/1/14		3,330,000	3,921,075

				3,921,075

	Diversified Consumer Services–0.37%
	Yale University 2.90% 10/15/14		10,045,000	10,369,966

				10,369,966

	Diversified Financial Services–2.96%
	BOA 3.70% 9/1/15		1,110,000	1,101,581
	6.10% 6/15/17		8,210,000	8,588,612

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	CORPORATE BONDS (continued)
	Diversified Financial Services (continued)

#	CDP Financial 144A 4.40% 11/25/19		6,515,000	$6,635,769
	5.60% 11/25/39		4,995,000	5,210,484
	General Electric Capital 4.375% 9/16/20		1,355,000	1,336,138
	5.625% 9/15/17		4,926,000	5,408,945
	6.00% 8/7/19		18,466,000	20,580,025
•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65		1,600,000	1,256,000
	JPMorgan Chase 4.40% 7/22/20		1,955,000	1,927,912
	•5.18% 6/21/12	AUD	2,600,000	2,620,446
	5.875% 6/13/16		1,115,000	1,220,911
	6.00% 10/1/17		9,260,000	10,279,646
	7.00% 6/28/17	RUB	104,000,000	3,110,647
	JPMorgan Chase Capital XXV 6.80% 10/1/37		7,749,000	8,014,868
•#	USB Realty 144A 6.091% 12/29/49		8,400,000	6,373,500

				83,665,484

	Diversified Telecommunication Services–2.77%
	AT&T 6.50% 9/1/37		7,100,000	7,682,136
	6.70% 11/15/13		55,000	62,531
	#144A 5.35% 9/1/40		8,050,000	7,597,960
	Qwest 8.375% 5/1/16		15,970,000	19,004,299
	Telecom Italia Capital 5.25% 10/1/15		12,953,000	13,275,854
	6.175% 6/18/14		4,485,000	4,773,359
	Telefonica Emisiones 6.421% 6/20/16		9,210,000	10,078,116
	Verizon Communications 6.40% 2/15/38		14,265,000	15,833,023

				78,307,278

	Electric Utilities–2.89%
#	American Transmission Systems 144A 5.25% 1/15/22		5,065,000	5,202,398
	CMS Energy 6.55% 7/17/17		2,270,000	2,424,691
	Commonwealth Edison 4.00% 8/1/20		8,700,000	8,578,626
	5.80% 3/15/18		775,000	870,271
	Consumers Energy 6.70% 9/15/19		440,000	525,487
	Duke Energy Ohio 5.45% 4/1/19		2,225,000	2,484,480
#	Enel Finance International 144A 3.875% 10/7/14		665,000	676,821
	Exelon Generation 4.00% 10/1/20		3,710,000	3,478,830
	5.75% 10/1/41		2,865,000	2,739,221
	Florida Power 5.65% 6/15/18		1,615,000	1,826,332
	Florida Power & Light 5.25% 2/1/41		3,330,000	3,382,557
	Jersey Central Power & Light 5.625% 5/1/16		2,415,000	2,661,364
#	LG&E & KU Energy 144A 3.75% 11/15/20		5,890,000	5,618,842
	Oncor Electric Delivery 7.00% 9/1/22		2,225,000	2,619,045
	#144A 5.00% 9/30/17		3,705,000	3,918,301
	#144A 5.25% 9/30/40		1,020,000	983,360
	Pacific Gas & Electric 5.625% 11/30/17		900,000	1,014,701
	Pennsylvania Electric 5.20% 4/1/20		7,090,000	7,337,632
	PPL Electric Utilities 7.125% 11/30/13		3,008,000	3,466,362
	Public Service Electric & Gas 3.50% 8/15/20		3,225,000	3,115,292
	Public Service Oklahoma 5.15% 12/1/19		5,440,000	5,705,826
	Southern California Edison 5.50% 8/15/18		6,470,000	7,314,891
#	Tampa Electric 144A 5.40% 5/15/21		5,310,000	5,712,009

				81,657,339

	Energy Equipment & Services–1.06%
	Noble Holding International 3.45% 8/1/15		2,295,000	2,346,082
	Pride International 6.875% 8/15/20		11,365,000	11,848,012
	Transocean 6.50% 11/15/20		4,265,000	4,536,510
	Weatherford International Bermuda 5.125% 9/15/20		4,575,000	4,560,882
	9.625% 3/1/19		5,210,000	6,695,402

				29,986,888

	Food & Staples Retailing–0.60%
#◆	CVS Pass Through Trust 144A 8.353% 7/10/31		6,592,110	7,872,990

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	CORPORATE BONDS (continued)
	Food & Staples Retailing (continued)

#	Delhaize Group 144A 5.70% 10/1/40		6,113,000	$5,839,144
#	Woolworths 144A 4.00% 9/22/20		3,260,000	3,163,168

				16,875,302

	Food Products–0.19%
	Hershey 4.125% 12/1/20		1,780,000	1,798,754
	Kellogg 4.00% 12/15/20		3,560,000	3,518,199

				5,316,953

	Gas Utilities–0.27%
#	SEMCO Energy 144A 5.15% 4/21/20		7,295,000	7,523,859

				7,523,859

	Health Care Equipment & Supplies–1.71%
	Bard (C.R.) 4.40% 1/15/21		2,800,000	2,850,736
	Baxter International 4.50% 8/15/19		8,455,000	8,882,620
	CareFusion 6.375% 8/1/19		12,070,000	13,659,462
	Covidien International Finance 4.20% 6/15/20		8,095,000	8,108,608
	Hospira 6.40% 5/15/15		5,510,000	6,244,483
	Zimmer Holdings 4.625% 11/30/19		8,220,000	8,455,347

				48,201,256

	Health Care Providers & Services–0.49%
	Medco Health Solutions 4.125% 9/15/20		5,910,000	5,725,821
	7.125% 3/15/18		6,905,000	8,114,666

				13,840,487

	Hotels, Restaurants & Leisure–0.05%
	Wyndham Worldwide 5.75% 2/1/18		1,495,000	1,522,361

				1,522,361

	Insurance–1.41%
	American International Group 6.40% 12/15/20		4,275,000	4,493,636
•	Chubb 6.375% 3/29/67		4,905,000	5,137,988
	MetLife 4.75% 2/8/21		795,000	813,334
	6.40% 12/15/36		50,000	47,250
	6.817% 8/15/18		7,889,000	9,211,606
•#	MetLife Capital Trust X 144A 9.25% 4/8/38		7,415,000	8,749,700
	Prudential Financial 3.875% 1/14/15		4,700,000	4,853,389
	4.50% 11/15/20		2,100,000	2,057,735
•#=@◆‡	Twin Reefs Pass Through Trust 144A 0.00% 12/31/49		2,600,000	0
•#	ZFS Finance USA Trust II 144A 6.45% 12/15/65		3,801,000	3,777,244
•#	ZFS Finance USA Trust IV 144A 5.875% 5/9/32		635,000	622,065

				39,763,947

	Life Sciences Tools & Services–0.17%
	Life Technologies 6.00% 3/1/20		4,350,000	4,667,689

				4,667,689

	Media–2.40%
	Comcast 5.875% 2/15/18		12,360,000	13,742,688
#	Cox Communications 144A 6.25% 6/1/18		3,315,000	3,707,963
	DIRECTV Holdings 4.60% 2/15/21		6,535,000	6,462,906
	7.625% 5/15/16		9,950,000	11,044,301
#	NBC Universal 144A 2.875% 4/1/16		7,175,000	7,018,119
	4.375% 4/1/21		7,125,000	6,929,654
	Shaw Communications 6.75% 11/9/39	CAD	2,672,000	2,661,685
	Time Warner Cable 4.125% 2/15/21		4,620,000	4,405,087
	8.25% 4/1/19		5,405,000	6,724,431
#	Vivendi 144A 6.625% 4/4/18		4,483,000	4,999,289

				67,696,123

	Metals & Mining–0.92%
	Alcoa 6.15% 8/15/20		3,972,000	4,086,223
	ArcelorMittal 9.85% 6/1/19		8,100,000	10,252,405
	Cliffs Natural Resources 4.80% 10/1/20		1,195,000	1,169,887
	6.25% 10/1/40		3,860,000	3,770,313
	Reliance Steel & Aluminum 6.85% 11/15/36		3,177,000	2,950,785

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)
	Metals & Mining (continued)

	Teck Resources 9.75% 5/15/14	3,013,000	$3,773,180

			26,002,793

	Multiline Retail–0.15%
	Macy’s Retail Holdings 5.90% 12/1/16	4,034,000	4,326,465

			4,326,465

	Multi-Utilities–1.21%
	Ameren Illinois 9.75% 11/15/18	12,780,000	16,417,110
	CenterPoint Energy 5.95% 2/1/17	3,940,000	4,238,723
	CMS Energy 8.75% 6/15/19	4,900,000	5,787,939
	Dominion Resources 5.60% 11/15/16	1,370,000	1,543,926
	6.00% 11/30/17	2,410,000	2,732,610
	Sempra Energy 6.15% 6/15/18	3,088,000	3,537,826

			34,258,134

	Oil, Gas & Consumable Fuels–5.06%
	Anadarko Petroleum 5.95% 9/15/16	4,500,000	4,840,155
	Chesapeake Energy 9.50% 2/15/15	2,835,000	3,210,638
	El Paso Pipeline Partners Operating 4.10% 11/15/15	3,290,000	3,273,310
•	Enbridge Energy Partners 8.05% 10/1/37	3,450,000	3,552,362
	Energy Transfer Partners 9.70% 3/15/19	11,785,000	15,254,492
#	ENI 144A 4.15% 10/1/20	11,625,000	11,299,198
	Enterprise Products Operating 6.30% 9/15/17	3,070,000	3,468,928
	•7.034% 1/15/68	1,740,000	1,807,742
	9.75% 1/31/14	6,520,000	7,881,174
	EOG Resources 4.10% 2/1/21	3,855,000	3,799,218
	Kinder Morgan Energy Partners 6.00% 2/1/17	3,000,000	3,316,410
	6.55% 9/15/40	3,595,000	3,792,236
	9.00% 2/1/19	5,668,000	7,148,487
#	Midcontinent Express Pipeline 144A 5.45% 9/15/14	4,340,000	4,637,624
	Nexen 7.50% 7/30/39	5,058,000	5,517,529
	Noble Energy 8.25% 3/1/19	11,315,000	14,161,028
	Occidental Petroleum 4.10% 2/1/21	3,855,000	3,926,441
	Petrobras International Finance 5.75% 1/20/20	1,090,000	1,136,399
	5.875% 3/1/18	430,000	460,022
	Plains All American Pipeline 8.75% 5/1/19	5,341,000	6,638,404
#	Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	2,426,784	2,611,982
	Total Capital 2.30% 3/15/16	14,290,000	13,976,363
•	TransCanada Pipelines 6.35% 5/15/67	6,300,000	6,228,873
#	Woodside Finance 144A 4.50% 11/10/14	2,724,000	2,865,656
	8.125% 3/1/14	6,916,000	7,962,529

			142,767,200

	Paper & Forest Products–0.92%
#	Georgia-Pacific 144A 5.40% 11/1/20	3,995,000	3,957,215
	International Paper 9.375% 5/15/19	15,180,000	19,555,832
#	Votorantim Overseas Trading Operations 144A 6.625% 9/25/19	2,458,000	2,568,610

			26,081,657

	Pharmaceuticals–0.33%
	Merck 3.875% 1/15/21	4,230,000	4,212,331
#	Roche Holdings 144A 6.00% 3/1/19	4,370,000	5,089,975

			9,302,306

	Real Estate Investment Trusts–0.56%
	Developers Diversified Realty 7.50% 4/1/17	1,020,000	1,140,868
	7.875% 9/1/20	5,695,000	6,388,601
	Digital Realty Trust 5.875% 2/1/20	2,275,000	2,318,523
	Liberty Property 4.75% 10/1/20	2,055,000	2,037,450

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	CORPORATE BONDS (continued)
	Real Estate Investment Trusts (continued)

	Developers Diversified Realty (continued)
	Regency Centers 4.80% 4/15/21		1,740,000	$1,662,747
	5.875% 6/15/17		2,261,000	2,414,153

				15,962,342

	Road & Rail–0.90%
	Burlington Northern Santa Fe 3.60% 9/1/20		960,000	920,910
	4.70% 10/1/19		7,990,000	8,365,474
	5.65% 5/1/17		1,015,000	1,132,743
	5.75% 3/15/18		290,000	327,244
	Canadian Pacific Railway 4.45% 3/15/23		5,130,000	4,975,520
#	ERAC USA Finance 144A 5.25% 10/1/20		9,410,000	9,586,748

				25,308,639

	Semiconductors & Semiconductor Equipment–0.19%
	National Semiconductor 3.95% 4/15/15		35,000	35,682
	6.60% 6/15/17		4,735,000	5,237,932

				5,273,614

	Software–0.20%
	Symantec 4.20% 9/15/20		6,100,000	5,607,010

				5,607,010

	Wireless Telecommunication Services–1.58%
	America Movil 5.00% 3/30/20		7,045,000	7,358,136
	American Tower 5.05% 9/1/20		4,585,000	4,517,559
#	Crown Castle Towers 144A 4.883% 8/15/20		20,890,000	20,115,211
#	MTS International Funding 144A 8.625% 6/22/20		1,497,000	1,708,376
	Rogers Communications 6.68% 11/4/39	CAD	1,678,000	1,798,857
	Sprint Nextel 6.00% 12/1/16		2,875,000	2,792,344
	Virgin Media Secured Finance 6.50% 1/15/18		6,040,000	6,387,300

				44,677,783

	Total Corporate Bonds (Cost $1,094,025,202)			1,126,372,467

	MUNICIPAL BONDS–3.80%
	Los Angeles, California Department of Water & Power Revenue (Build America Bonds) 6.574% 7/1/45		15,035,000	15,349,232
	Massachusetts Health & Educational Facilities Authority 0.23% 1/11/11		16,127,000	16,126,032
	Massachusetts State Transportation Fund Revenue (Build America Bonds) Recovery Zone Economic Development Bonds 5.731% 6/1/40		5,890,000	6,207,471
	New Jersey State Turnpike Authority Revenue (Taxable Build America Bonds – Issuer Subsidy) Series A 7.102% 1/1/41		12,240,000	13,278,319
	New York Metropolitan Transportation Authority Revenue (Taxable Build America Bonds) Series E 6.814% 11/15/40		3,355,000	3,456,690
	New York, New York (Taxable Build America Bonds) Series F-1 6.271% 12/1/37		15,875,000	16,544,448
	New York Sales Tax Asset Receivables Taxable Series B 4.66% 10/15/14 (NATL-RE) (FGIC)		400,000	426,628
	New York Triborough Bridge & Tunnel Authority Revenue (Build America Bonds) 5.45% 11/15/32		15,555,000	14,271,713
	Oregon State Taxable Pension 5.892% 6/1/27		2,915,000	3,076,666
	San Francisco Bay Area California Toll Authority Bridge Revenue (Taxable Build America Bonds) Series S3 6.907% 10/1/50		10,020,000	10,054,970

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	MUNICIPAL BONDS (continued)

	University of Missouri System Facilities Revenue Board of Curators (Build America Bonds) 5.792% 11/1/41	8,385,000	$8,678,391

	Total Municipal Bonds (Cost $105,244,302)		107,470,560

	NON-AGENCY ASSET-BACKED SECURITIES–6.77%
	Ally Auto Receivables Trust Series 2010-2 A3 1.38% 7/15/14	1,980,000	1,990,789
•	American Express Credit Account Master Trust Series 2010-1 B 0.86% 11/16/15	1,915,000	1,912,800
•	American Express Issuance Trust Series 2005-2 A 0.33% 8/15/13	2,000,000	1,996,487
•	BOA Credit Card Trust Series 2006-A15 A15 0.26% 4/15/14	6,250,000	6,238,947
	Series 2008-A5 A5 1.46% 12/16/13	39,135,000	39,343,485
#	Cabela’s Master Credit Card Trust Series 2010-2A A1 144A 2.29% 9/17/18	4,650,000	4,566,244
	Capital One Multi-Asset Execution Trust
	•Series 2006-A7 A7 0.29% 3/17/14	1,980,000	1,978,347
	•Series 2006-A11 A11 0.35% 6/17/19	3,460,000	3,351,956
	Series 2007-A7 A7 5.75% 7/15/20	7,860,000	8,931,617
	Series 2008-A3 A3 5.05% 2/15/16	1,750,000	1,895,299
#	CIT Equipment Collateral 144A
	Series 2009-VT1 A3 3.07% 8/15/16	2,635,604	2,662,665
	Series 2010-VT1A A3 2.41% 5/15/13	1,845,000	1,860,426
	Citibank Credit Card Issuance Trust
	•Series 2004-C1 C1 0.91% 7/15/13	2,375,000	2,362,733
	•Series 2006-C1 C1 0.661% 2/20/15	5,000,000	4,855,192
	Series 2007-A3 A3 6.15% 6/15/39	7,465,000	9,046,093
	•Series 2009-A1 A1 2.01% 3/17/14	4,760,000	4,844,975
	Citicorp Residential Mortgage Securities Series 2006-3 A4 5.703% 11/25/36	90,000	89,394
	Series 2006-3 A5 5.948% 11/25/36	4,700,000	3,948,860
	CNH Equipment Trust
	•Series 2007-A A4 0.30% 9/17/12	451,231	451,202
	Series 2008-A A4A 4.93% 8/15/14	1,465,036	1,502,088
	Series 2008-B A3A 4.78% 7/16/12	55,836	55,930
	Series 2009-C A3 1.85% 12/16/13	1,490,000	1,502,246
	Series 2010-A A4 2.49% 1/15/16	5,710,000	5,838,167
	Discover Card Master Trust
	Series 2007-A1 A1 5.65% 3/16/20	20,805,000	23,604,197
	•Series 2007-A2 A2 0.642% 6/15/15	2,505,000	2,501,247
	Series 2008-A4 A4 5.65% 12/15/15	5,600,000	6,176,631
	•Series 2009-A1 A1 1.56% 12/15/14	4,540,000	4,600,070
#	Ford Credit Auto Lease Trust Series 2009-A A3 144A 3.71% 1/15/14	3,200,099	3,234,162
	Ford Credit Auto Owner Trust Series 2010-A B 2.93% 11/15/15	6,000,000	6,109,354
	Series 2010-B B 2.54% 2/15/16	1,835,000	1,844,199
•	Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.81% 9/15/14	2,200,000	2,232,233
	General Electric Capital Credit Card Master Note Trust Series 2009-2 A 3.69% 7/15/15	10,000,000	10,387,659
•#	Golden Credit Card Trust Series 2008-3 A 144A 1.26% 7/15/17	4,700,000	4,719,094

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	NON-AGENCY ASSET-BACKED SECURITIES (continued)

	Harley-Davidson Motorcycle Trust
	#Series 2006-1 A2 144A 5.04% 10/15/12	209,470	$209,844
	Series 2009-4 A3 1.87% 2/15/14	1,145,000	1,154,498
	John Deere Owner Trust Series 2010-A A4 2.13% 10/17/16	4,040,000	4,121,479
•	MBNA Credit Card Master Note Trust Series 2002-C3 C3 1.61% 10/15/14	2,345,000	2,335,746
•	Merrill Auto Trust Securitization Series 2007-1 A4 0.32% 12/15/13	1,100,571	1,097,583
	Mid-State Trust Series 11 A1 4.864% 7/15/38	646,870	647,291
#	Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14	4,190,000	4,182,938
#=	Sail NIM Series 2003-10A A 144A 7.50% 10/27/33	65,901	0
	World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12	742,501	748,284

	Total Non-Agency Asset-Backed Securities (Cost $186,296,429)		191,132,451

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.77%
•	ARM Trust Series 2005-10 3A11 5.314% 1/25/36	2,619,492	2,261,151
•@	Bear Stearns Alternative A Trust Series 2006-R1 2E13 4.32% 8/25/36	829,039	251,211
	BOA Alternative Loan Trust Series 2004-10 1CB1 6.00% 11/25/34	790,941	803,561
	Series 2004-11 1CB1 6.00% 12/25/34	2,779,701	2,596,908
	Series 2005-9 5A1 5.50% 10/25/20	2,012,867	1,918,169
•	BOA Mortgage Securities Series 2003-D 1A2 2.84% 5/25/33	6,288	4,574
	Series 2004-L 4A1 5.149% 1/25/35	1,471,691	1,458,535
	Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18	1,242,535	1,268,663
	Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	1,204,471	1,215,044
•	Citigroup Mortgage Loan Trust Series 2007-AR8 1A3A 5.729% 8/25/37	299,345	230,812
	Countrywide Alternative Loan Trust Series 2005-57CB 4A3 5.50% 12/25/35	2,300,171	2,000,822
	Series 2005-85CB 2A2 5.50% 2/25/36	2,089,715	1,830,417
◆	Countrywide Home Loan Mortgage Pass Through Trust Series 2006-1 A2 6.00% 3/25/36	2,110,694	1,828,562
	•Series 2006-HYB1 3A1 3.967% 3/20/36	2,002,891	1,205,696
	Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34	181,538	180,450
	First Horizon Asset Securities
	Series 2006-3 1A11 6.25% 11/25/36	1,915,167	1,984,457
	•Series 2007-AR2 1A1 5.749% 8/25/37	560,896	426,388
#	GSMPS Mortgage Loan Trust 144A
	•Series 1998-3 A 7.75% 9/19/27	346,384	348,512
	•Series 1999-3 A 8.00% 8/19/29	623,706	600,000
	Series 2005-RP1 1A3 8.00% 1/25/35	1,731,560	1,740,901
	Series 2005-RP1 1A4 8.50% 1/25/35	1,422,990	1,383,301
•	JPMorgan Mortgage Trust Series 2006-A2 3A3 5.686% 4/25/36	3,729,000	3,294,832

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

	Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		669,389	$638,803
	Series 2006-1 1A3 5.50% 2/25/36		576,443	494,807
	MASTR Alternative Loans Trust Series 2003-2 6A1 6.00% 3/25/33		204,164	208,625
•	MASTR ARM Trust Series 2003-6 1A2 2.575% 12/25/33		230,475	215,734
	Series 2005-6 7A1 5.376% 6/25/35		923,737	792,009
	Series 2006-2 4A1 4.969% 2/25/36		1,162,060	1,094,782
#	MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		1,561,819	1,574,430
•#	MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		873,057	863,186
•	Merrill Lynch Mortgage Investors Series 2005-A2 A3 2.773% 2/25/35		399,181	276,543
•	Residential Funding Mortgage Securities I Series 2006-SA2 3A2 5.832% 8/25/36		263,024	22,921
•	Structured ARM Loan Trust Series 2004-3AC A2 2.706% 3/25/34		205,666	207,373
	Series 2006-5 5A4 5.434% 6/25/36		562,748	80,587
•	Structured Asset Securities Series 2002-22H 1A 6.943% 11/25/32		207,087	207,283
◆	Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18		1,672,576	1,733,304
	Series 2004-CB3 1A 6.00% 10/25/34		50,679	51,696
	Wells Fargo Mortgage- Backed Securities Trust Series 2005-7 A2 5.25% 9/25/35		1,556,957	1,092,939
	Series 2005-18 1A1 5.50% 1/25/36		2,074,917	1,995,473
	Series 2006-7 2A1 6.00% 6/25/36		5,184,897	4,931,956
	•Series 2006-AR19 A1 5.488% 12/25/36		2,339,491	2,184,975
	Series 2007-13 A7 6.00% 9/25/37		2,718,964	2,550,448

	Total Non-Agency Collateralized Mortgage Obligations (Cost $54,512,837)			50,050,840

	REGIONAL BONDS–1.56%Δ
	Australia–0.80%
	New South Wales Treasury 6.00% 5/1/20	AUD	20,124,000	20,426,272
	Queensland Treasury 6.00% 6/14/21	AUD	1,947,000	1,997,328

				22,423,600

	Canada–0.76%
	British Columbia Province 2.85% 6/15/15		3,400,000	3,503,843
	Novia Scotia Province 2.375% 7/21/15		11,275,000	11,298,632
	Ontario Province 4.40% 6/2/19	CAD	428,000	452,874
	4.40% 4/14/20		3,635,000	3,807,437
	Quebec Province 4.50% 12/1/19	CAD	401,000	425,354
	4.60% 5/26/15		1,875,000	2,060,213

				21,548,353

	Total Regional Bonds (Cost $41,162,080)			43,971,953

	«SENIOR SECURED LOANS–0.27%
	Ford Motor Tranche B 3.05% 12/15/13		2,064,165	2,063,638
	Energy Future Holdings Tranche B2 3.941% 10/10/14		7,275,538	5,642,726

	Total Senior Secured Loans (Cost $7,394,632)			7,706,364

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	SOVEREIGN BONDS–4.09%Δ
	Australia–0.90%
	Australian Government Bonds 4.50% 4/15/20	AUD	20,234,000	$19,166,883
	6.00% 2/15/17	AUD	5,850,000	6,156,643

				25,323,526

	Brazil–0.55%
	Brazilian Government International Bonds 7.125% 1/20/37		2,180,000	2,610,550
	8.875% 10/14/19		2,180,000	2,888,500
	10.25% 1/10/28	BRL	11,744,000	7,384,450
	12.50% 1/5/22	BRL	3,760,000	2,701,817

				15,585,317

	Canada–0.14%
	Canadian Government Bond 3.75% 6/1/19	CAD	3,643,000	3,850,483

				3,850,483

	Chile–0.07%
	Chile Government International Bond 5.50% 8/5/20	CLP	948,000,000	2,071,388

				2,071,388

	Indonesia–0.35%
	Indonesia Treasury Bonds 10.50% 8/15/30	IDR	16,120,000,000	1,986,387
	11.00% 11/15/20	IDR	57,580,000,000	7,792,580

				9,778,967

	Norway–1.79%
	Eksportfinans 3.00% 11/17/14		4,810,000	4,968,081
	5.50% 5/25/16		11,775,000	13,269,271
#	Kommunalbanken 144A 1.75% 10/5/15		6,200,000	6,023,833
	Norway Government Bonds 4.25% 5/19/17	NOK	30,010,000	5,422,634
	4.50% 5/22/19	NOK	68,156,000	12,505,950
	5.00% 5/15/15	NOK	45,341,000	8,432,975

				50,622,744

	Philippines–0.03%
	Philippine Government International Bond 4.95% 1/15/21	PHP	42,000,000	1,017,154

				1,017,154

	Republic of Korea–0.09%
#	Korea Expressway 144A 4.50% 3/23/15		2,360,000	2,431,015

				2,431,015

	Sweden–0.17%
	Svensk Exportkredit 1.75% 10/20/15		4,865,000	4,697,702

				4,697,702

	Total Sovereign Bonds (Cost $109,780,346)			115,378,296

	SUPRANATIONAL BANKS–0.86%
	European Investment Bank 9.00% 12/21/18	ZAR	23,400,000	3,695,180
	Inter-American Development Bank 5.375% 5/27/14	AUD	5,703,000	5,755,546
	International Bank for Reconstruction & Development 5.375% 12/15/14	NZD	298,000	237,656
	7.50% 7/30/14	NZD	7,920,000	6,763,763
	International Finance 2.125% 11/17/17		8,280,000	7,899,699

	Total Supranational Banks (Cost $21,931,847)			24,351,844

	U.S. TREASURY OBLIGATIONS–11.47%
¥	U.S. Treasury Bond 3.875% 8/15/40		14,290,000	13,164,663
	U.S. Treasury Notes 1.375% 11/30/15		97,335,000	94,605,045
	2.125% 12/31/15		105,010,000	105,584,300
	2.25% 11/30/17		2,555,000	2,484,937
	2.625% 11/15/20		114,445,000	107,971,761

	Total U.S. Treasury Obligations (Cost $329,974,549)			323,810,706

		Number of
		Shares
	PREFERRED STOCK–0.20%
•	PNC Financial Services Group 8.25%		5,270,000	5,672,048

	Total Preferred Stock (Cost $4,858,099)			5,672,048

	CERTIFICATES OF DEPOSIT–3.54%
	Bank of Montreal Chicago 0.22% 1/3/11		25,000,000	24,999,895

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CERTIFICATES OF DEPOSIT (continued)

	Credit Suisse New York 0.25% 1/20/11	25,000,000	$24,999,720
	Nordea Bank New York 0.22% 1/4/11	25,000,000	24,999,860
	Toronto Dominion Bank New York 0.23% 1/18/11	25,000,000	25,001,000

	Total Certificates of Deposit (Cost $100,000,000)		100,000,475

≠	DISCOUNTED COMMERCIAL PAPER–10.74%
	Abbey National Treasury Services 0.25% 1/13/11	25,000,000	24,999,910
	Allianz Finance 0.20% 1/5/11	30,000,000	29,999,208
	Barclays US Funding 0.18% 1/3/11	25,000,000	24,999,605
	BASF Global 0.18% 1/13/11	32,770,000	32,768,485
	BNP Paribas Canada 0.20% 1/3/11	17,705,000	17,704,749
	Cargill Global Fund 0.25% 1/21/11	20,000,000	19,997,550
	Citigroup Funding 0.24% 1/21/11	30,000,000	29,997,024
	Danske 0.27% 1/18/11	25,000,000	24,996,938
	European Investment Bank 0.23% 1/5/11	5,000,000	4,999,868
	Johnson & Johnson 0.19% 3/21/11	30,965,000	30,951,927
	Leland Stanford Junior University 0.23% 1/21/11	9,350,000	9,348,878
	Northern Illinois Gas 0.20% 1/3/11	16,000,000	15,999,747
	Procter & Gamble International Finance 0.17% 1/28/11	11,700,000	11,698,726
	Skandinaviska Enskilda Banken 0.30% 2/8/11	25,000,000	24,992,470

	Total Discounted Commercial Paper (Cost $303,453,165)		303,455,085

TOTAL VALUE OF SECURITIES–112.30% (Cost $3,098,810,998)	3,171,489,579

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(12.30%)z	(347,354,417)

NET ASSETS APPLICABLE TO 206,204,628 SHARES OUTSTANDING–100.00%	$2,824,135,162

NET ASSET VALUE–LVIP DELAWARE BOND FUND STANDARD CLASS ($1,238,883,885 / 90,463,868 Shares)	$13.695

NET ASSET VALUE–LVIP DELAWARE BOND FUND SERVICE CLASS ($1,585,251,277 / 115,740,760 Shares)	$13.697

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$2,664,974,396
Undistributed net investment income	13,226,889
Accumulated net realized gain on investments	72,776,197
Net unrealized appreciation of investments and foreign currencies	73,157,680

Total net assets	$2,824,135,162

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
AUD–Australian Dollar
BRL–Brazilian Real
CAD–Canadian Dollar
CLP–Chilean Peso
EUR–European Monetary Unit
GBP–British Pound Sterling
IDR–Indonesia Rupiah
KRW–South Korean Won
MYR–Malaysian Ringgit
MXN–Mexican Peso
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PHP — Philippine Peso
RUB–Russian Ruble

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

TRY–Turkish Lira
USD–United States Dollar
ZAR–South African Rand

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

¥	Fully or partially pledged as collateral for futures contracts.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010, the aggregate amount of Rule 144A securities was $299,188,605, which represented 10.59% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2010.

@	Illiquid security. At December 31, 2010, the aggregate amount of illiquid securities was $4,064,024, which represented 0.14% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

‡	Non income producing security. Security is currently in default.

Δ	Securities have been classified by country of origin.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2010.

≠	The rate shown is the effective yield at the time of purchase.

z	Of this amount, $374,146,956 represents payable for securities purchased and $25,596,906 represents receivables for fund shares sold and investment interest as of December 31, 2010.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
BCLY–Barclays Bank
BOA–Bank of America
CMB–Chase Manhattan Bank
FGIC–Insured by the Financial Guaranty Insurance Company
GNMA–Government National Mortgage Association
GSC–Goldman Sachs
GSMPS–Goldman Sachs Reperforming Mortgage Securities
HKSB–Hong Kong Shanghai Bank
MASTR–Mortgage Asset Securitization Transaction, Inc.
MSC–Morgan Stanley & Co.
NATL-RE–Insured by the National Public Finance Guarantee Corporation
NIM–Net Interest Margin
REMIC –- Real Estate Mortgage Investment Conduits
S.F.–Single Family
TBA–To be announced
yr–Year

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

1The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BCLY	CAD	(3,017,532)	USD	2,952,084	1/7/11	$(73,211)
BCLY	EUR	(2,171,508)	USD	2,826,000	1/7/11	(77,163)
BCLY	GBP	(5,232,051)	USD	8,142,118	1/7/11	(19,699)
BOA	CAD	(5,847,095)	USD	5,717,117	1/7/11	(145,021)
BOA	EUR	9,796	USD	(12,826)	1/7/11	271
BOA	MXN	70,646,000	USD	(5,620,117)	1/7/11	101,999
BOA	NOK	(61,089,283)	USD	9,830,120	1/7/11	(650,914)
CMB	BRL	(14,610,707)	USD	8,368,103	1/7/11	(422,011)
CMB	CLP	1,067,580,000	USD	(2,187,664)	1/7/11	94,514
CMB	EUR	(1,608,035)	USD	2,104,917	1/7/11	(44,919)
CMB	MYR	22,050,155	USD	(6,944,931)	1/7/11	202,353
CMB	NZD	(9,119,486)	USD	6,762,099	1/7/11	(337,855)
CMB	TRY	1,626,372	USD	(1,072,451)	1/7/11	(18,544)
GSC	CAD	2,496,186	USD	(2,442,930)	1/7/11	59,678
GSC	NOK	(41,388,711)	USD	6,667,426	1/7/11	(433,599)
HKSB	AUD	810,984	USD	(776,704)	1/7/11	51,291
HKSB	CAD	613,090	USD	(599,511)	1/7/11	15,156
HKSB	EUR	(5,527,989)	USD	7,251,174	1/7/11	(139,384)
HKSB	NOK	(8,398,092)	USD	1,352,241	1/7/11	(88,612)
MSC	CAD	(1,279,345)	USD	1,248,161	1/7/11	(34,475)
MSC	EUR	5,080,766	USD	(6,637,284)	1/7/11	155,365
MSC	KRW	2,209,664,000	USD	(1,916,254)	1/7/11	53,620
MSC	MYR	(21,673,511)	USD	6,828,238	1/7/11	(196,961)
MSC	TRY	1,569,776	USD	(1,034,650)	1/7/11	(17,418)

						$(1,965,539)

Futures Contracts

					Unrealized
Contracts		Notional	Notional		Appreciation
to Sell		Proceeds	Value	Expiration Date	(Depreciation)
1,508	U.S. Treasury 5 yr Notes	$177,307,408	$177,519,875	3/31/11	$(212,467)
1,345	U.S. Treasury 10 yr Notes	162,943,380	161,988,438	3/22/11	954,942
410	U.S. Long Bond	51,683,938	50,071,250	3/22/11	1,612,688

		$391,934,726			$2,355,163

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Interest	$103,337,908
Dividends	434,775
Foreign tax withheld	(113,738)

103,658,945

EXPENSES:
Management fees	8,183,895
Distribution expenses-Service Class	4,690,181
Accounting and administration expenses	1,154,296
Reports and statements to shareholders	303,588
Custodian fees	110,017
Professional fees	76,001
Trustees’ fees	74,415
Pricing fees	36,038
Other	66,001

Total operating expenses	14,694,432

NET INVESTMENT INCOME	88,964,513

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	80,267,760
Futures contracts	469,471
Foreign currencies	(8,913,938)

Net realized gain	71,823,293
Net change in unrealized appreciation/depreciation of investments and foreign currencies	31,467,873

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	103,291,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$192,255,679

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$88,964,513	$92,261,502
Net realized gain on investments and foreign currencies	71,823,293	56,491,553
Net change in unrealized appreciation/depreciation of investments and foreign currencies	31,467,873	169,008,985

Net increase in net assets resulting from operations	192,255,679	317,762,040

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(42,350,106)	(46,361,545)
Service Class	(46,674,158)	(38,547,415)
Net realized gain on investments:
Standard Class	(24,077,576)	—
Service Class	(28,616,593)	—

	(141,718,433)	(84,908,960)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	304,865,435	281,706,436
Service Class	607,439,237	413,878,103
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	66,427,682	46,361,545
Service Class	75,290,751	38,547,415

	1,054,023,105	780,493,499

Cost of shares repurchased:
Standard Class	(300,780,987)	(220,793,413)
Service Class	(187,790,690)	(135,858,291)

	(488,571,677)	(356,651,704)

Increase in net assets derived from capital share transactions	565,451,428	423,841,795

NET INCREASE IN NET ASSETS	615,988,674	656,694,875
NET ASSETS:
Beginning of year	2,208,146,488	1,551,451,613

End of year (including undistributed net investment income of $13,226,889 and $21,807,631, respectively)	$2,824,135,162	$2,208,146,488

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$13.322	$11.676	$12.678	$12.640	$12.620

Income (loss) from investment operations:
Net investment income[1]	0.514	0.655	0.603	0.648	0.619
Net realized and unrealized gain (loss) on investments and foreign currencies	0.617	1.553	(0.990)	0.032	(0.028)

Total from investment operations	1.131	2.208	(0.387)	0.680	0.591

Less dividends and distributions from:
Net investment income	(0.479)	(0.562)	(0.610)	(0.642)	(0.571)
Net realized gain on investments	(0.279)	—	(0.005)	—	—

Total dividends and distributions	(0.758)	(0.562)	(0.615)	(0.642)	(0.571)

Net asset value, end of period	$13.695	$13.322	$11.676	$12.678	$12.640

Total return[2]	8.49%	18.90%	(2.92% )	5.45%	4.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,238,884	$1,139,218	$898,902	$992,363	$943,819
Ratio of expenses to average net assets	0.39%	0.41%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.68%	5.13%	4.83%	5.06%	4.89%
Portfolio turnover	312%	270%	261%	462%	397%

[1]	The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$13.324	$11.682	$12.676	$12.640	$12.621

Income (loss) from investment operations:
Net investment income[1]	0.465	0.610	0.559	0.616	0.587
Net realized and unrealized gain (loss) on investments and foreign currencies	0.617	1.549	(0.986)	0.030	(0.029)

Total from investment operations	1.082	2.159	(0.427)	0.646	0.558

Less dividends and distributions from:
Net investment income	(0.430)	(0.517)	(0.562)	(0.610)	(0.539)
Net realized gain on investments	(0.279)	—	(0.005)	—	—

Total dividends and distributions	(0.709)	(0.517)	(0.567)	(0.610)	(0.539)

Net asset value, end of period	$13.697	$13.324	$11.682	$12.676	$12.640

Total return[2]	8.12%	18.48%	(3.26% )	5.17%	4.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,585,251	$1,068,928	$652,550	$589,154	$461,394
Ratio of expenses to average net assets	0.74%	0.76%	0.75%	0.65%	0.65%
Ratio of net investment income to average net assets	3.33%	4.78%	4.48%	4.81%	4.64%
Portfolio turnover	312%	270%	261%	462%	397%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize current income consistent with a prudent investment strategy.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies are valued at their published net asset value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund, 0.40% of the next $200 million, and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust, provides day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.18% of the first $2 billion, 0.15% on the next $1 billion and 0.09% of the Fund’s average daily net assets in excess of $3 billion. Prior to September 15, 2010, LIAC, not the Fund, paid DMC at an annual rate of 0.18% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $159,452 and $41,752, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$761,900
Distribution fees payable to LFD	463,498

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $5,406,623,018 and sales of $5,078,964,754 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2010, the Fund made purchases of $2,582,603,425 and sales of $2,394,857,431 of long-term U.S. government securities.

At December 31, 2010, the cost of investments for federal income tax purposes was $3,100,712,229. At December 31, 2010, net unrealized appreciation was $70,777,350, of which $106,688,445 related to unrealized appreciation of investments and $35,911,095 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Agency, Asset-Backed & Mortgage-Backed Securities	$—	$997,018,218	$4,719,094	$1,001,737,312
Corporate Debt	—	1,145,641,300	—	1,145,641,300
Foreign Debt	—	183,702,093	—	183,702,093
Municipal Bonds	—	107,470,560	—	107,470,560
U.S. Treasury Obligations	—	323,810,706	—	323,810,706
Short-Term Investments	—	403,455,560	—	403,455,560
Preferred Stock	—	5,672,048	—	5,672,048

Total	$—	$3,166,770,485	$4,719,094	$3,171,489,579

Foreign Currency Exchange Contracts	$—	$(1,965,539)	$—	$(1,965,539)

Futures Contracts	$2,355,163	$—	$—	$2,355,163

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency,
	Asset
	Backed and
	Mortgage-
	Backed	Foreign
	Securities	Debt	Total

Balance as of 12/31/09	$12,684,267	$15,042,142	$27,726,409
Sales	(8,267,769)	(10,654,567)	(18,922,336)
Net realized loss	(2,759,236)	(556,611)	(3,315,847)
Transfers out of Level 3	(2,600,512)	(3,694,654)	(6,295,166)
Net change in unrealized appreciation/depreciation	5,662,344	(136,310)	5,526,034

Balance as of 12/31/10	$4,719,094	$—	$4,719,094

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/10	$72,520	$—	$72,520

During the year ended December 31, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $6,295,166 for the Fund. This was due to the Fund’s pricing vendor being able to supply a matrix price for investments that had been utilizing broker quoted prices. During the year ended December 31, 2010, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$141,718,433	$84,908,960

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,664,974,396
Undistributed ordinary income	89,893,954
Undistributed long-term capital gains	7,874,493
Post-October currency losses	(116,490)
Other temporary differences	(9,457,922)
Unrealized appreciation of investments and foreign currencies	70,966,731

Net assets	$2,824,135,162

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of futures contracts and mark-to-market of foreign currency exchange contracts and contingent payment debt instruments.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated
Investment Income	Net Realized Gain

$(8,520,991)	$8,520,991

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	21,792,953	22,647,818
Service Class	43,547,169	32,234,448
Shares issued upon reinvestment of dividends and distributions:
Standard Class	4,783,123	3,472,307
Service Class	5,422,730	2,886,600

	75,545,975	61,241,173

Shares repurchased:
Standard Class	(21,627,504)	(17,590,479)
Service Class	(13,452,714)	(10,758,994)

	(35,080,218)	(28,349,473)

Net increase	40,465,757	32,891,700

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2010 were as follows:

	Asset Derivatives Statement of Net Assets Location	Fair Value	Liability Derivatives Statement of Net Assets Location	Fair Value

Foreign currency exchange contracts (Forward currency exchange contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(1,965,539)
Interest rate contracts (Futures Contracts)	Liabilities net of receivables and other assets	2,355,163	Liabilities net of receivables and other assets	—

Total		$2,355,163		$(1,965,539)

The effect of derivative instruments on the statement of operations for the year ended December 31, 2010 was as follows:

			Change in Unrealized
		Realized Gain or	Appreciation or
		Loss on	Depreciation on
		Derivatives	Derivatives
		Recognized in	Recognized in
	Location of Gain or Loss on Derivatives Recognized in Income	Income	Income

Foreign currency exchange contracts (Forward currency exchange contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/depreciation of investments and foreign currencies.	$(9,295,558)*	$(1,054,355)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	469,471	(4,169,058)

Total		$(8,826,087)	$(5,223,413)

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)

8.	Credit and Market Risk (continued)

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2010, there were no Section 4(2) securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Bond Fund–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Bond Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Bond Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Bond Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

0.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP Delaware Bond Fund–30

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Delaware Bond Fund–31

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund–32

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified
Floating Rate Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Delaware Diversified Floating Rate Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation	3
Statement of Net Assets	4
Statement of Operations	9
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	16
Other Fund Information	17
Officer/Trustee Information	18

LVIP Delaware Diversified Floating Rate Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 1.52% (Standard Class shares with distributions reinvested) since inception on May 3, 2010, while its benchmark, the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index*, returned 0.27%.

We entered calendar year 2010 with the prospect that short-term rates were anchored as a result of monetary policy but with the expectation that we could see longer-term rates push higher. The sovereign crisis in Europe, coupled with further quantitative easing by the Federal Reserve, made for a challenging interest rate environment resulting in record steepness in the long end of the Treasury curve. However, during 2010 the London Interbank Offered Rate (LIBOR) continued the trend witnessed in late 2009 when it averaged about 30 basis points in yield. We did see some movement in LIBOR during the spring, indicative of an increase in counterparty risks for financial institutions in Europe. Additionally, the correlation between Federal Funds and LIBOR returned to historical patterns as the two rates more closely mirrored each other, unlike 2008 and early 2009.

The bank loan asset class led the market higher during calendar year 2010, with lower quality dramatically outperforming. The bank loans held in the Fund contributed to its’ outperformance during the period vs. its benchmark index.

Investment grade corporate bonds are an important component of the Fund’s strategy. During most of 2010 investment grade floaters offered better relative value compared to fixed rate securities. However, in the latter part of the calendar year, concerns around the potential outcome of additional quantitative easing contributed to an increase in demand for products that limit interest rate risk and, as a result, floating rate bonds no longer traded with the deep discounts observed earlier in the period. We sought to take advantage of the pricing differentials between the two security types; we utilized fixed rate bonds by purchasing interest rate swaps. Furthermore the use of these products allowed further diversification by issuer.

Lastly, we utilized both mortgage backed and asset backed securities in the Fund for their higher quality aspects and additional income relative to high quality investment grade corporate floaters. Both sectors underperformed the overall portfolio during the time period May 3, 2010 through December 31, 2010.

Paul Grillo, CFA
Roger A. Early, CPA, CFA, CFP®
Kevin P. Loome, CFA
J. David Hillmeyer, CFA
Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/10

			Bank of
			America Merrill
	LVIP Del	LVIP Del	Lynch U.S.
	Diversified Floating	Diversified Floating	Dollar 3-Month
	Rate Fund	Rate Fund	LIBOR Constant
	Standard Class	Service Class	Maturity Index
5/3/10	10000	10000	10000
12/31/10	10152	10134	10027

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Diversified Floating Rate Fund on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,152 for the Standard Class shares and to $10,134 for the Service Class shares. For comparison, look at how the Bank of America Merrill Lynch U.S. Dollar 3-Month Libor Constant Maturity Index did over the same period. The same $10,000 investment would have increased to $10,027. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (5/3/10)	+1.52%

Service Class Shares

Inception (5/3/10)	+1.34%

*	The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London intrabank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2011 Delaware Management Holdings Inc.

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,029.20	0.76%	$3.89
Service Class Shares	1,000.00	1,029.30	1.01%	5.17

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.76%	$3.87
Service Class Shares	1,000.00	1,020.11	1.01%	5.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund

Sector Allocation
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Agency Collateralized Mortgage Obligations	7.82%

Convertible Bonds	0.82%

Corporate Bonds	51.45%

Aerospace & Defense	0.60%
Beverages	1.75%
Biotechnology	1.57%
Capital Markets	2.83%
Chemicals	0.80%
Commercial Banks	9.46%
Computers & Peripherals	1.18%
Diversified Financial Services	2.64%
Diversified Telecommunication Services	3.50%
Electric Utilities	4.75%
Energy Equipment & Services	1.96%
Food Products	0.59%
Health Care Equipment & Supplies	0.30%
Health Care Providers & Services	0.89%
Insurance	3.27%
Life Sciences Tools & Services	1.14%
Media	3.83%
Metals & Mining	0.91%
Oil, Gas & Consumable Fuels	5.89%
Pharmaceuticals	0.81%
Wireless Telecommunication Services	2.78%

Municipal Bonds	4.80%

Non-Agency Asset-Backed Securities	7.57%

Regional Bond	0.65%

Senior Secured Loans	19.42%

Sovereign Bonds	0.66%

Supranational Bank	0.60%

U.S. Treasury Obligation	0.31%

Short-Term Investment	8.29%

Total Value of Securities	102.39%

Liabilities Net of Receivables and Other Assets	(2.39%)

Total Net Assets	100.00%

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets
December 31, 2010

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–7.82%
•	Fannie Mae REMICs
	Series 2004-36 FA 0.661% 5/25/34	$909,525	$911,550
	Series 2005-106 QF 0.771% 12/25/35	1,316,732	1,326,413
	Series 2006-40 F 0.561% 5/25/36	617,262	617,028
•	Freddie Mac REMICs Series 3152 JF 0.71% 8/15/35	850,488	855,176
	Series 3311 VF 0.50% 5/15/37	973,861	971,615
	Series 3316 FB 0.56% 8/15/35	1,030,370	1,028,094
	GNMA Series 2010-46 MF 0.661% 5/16/34	896,626	900,028

	Total Agency Collateralized Mortgage Obligations (Cost $6,578,495)		6,609,904

	CONVERTIBLE BONDS–0.82%
	Alaska Communications Systems Holdings 5.75% exercise price $12.90, expiration date 3/1/13	17,000	17,999
	Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27	36,000	32,355
•	U.S. Bancorp 0.00% exercise price $37.86, expiration date 9/20/36	650,000	642,720

	Total Convertible Bonds (Cost $680,761)		693,074

	CORPORATE BONDS–51.45%
	Aerospace & Defense–0.60%
#	Meccanica Holdings USA 144A 6.25% 7/15/19	480,000	508,320

			508,320

	Beverages–1.75%
•	Anheuser-Busch Inbev Worldwide 1.27% 3/26/13	975,000	984,491
•	Coca-Cola 0.336% 5/15/12	490,000	490,459

			1,474,950

	Biotechnology–1.57%
	Bio-Rad Laboratories 4.875% 12/15/20	515,000	502,629
	Genzyme 3.625% 6/15/15	800,000	822,147

			1,324,776

	Capital Markets–2.83%
•	Goldman Sachs Group 0.753% 3/22/16	865,000	817,990
	Korea Development Bank 8.00% 1/23/14	300,000	342,685
	Lazard Group 7.125% 5/15/15	515,000	555,070
•	Morgan Stanley 2.786% 5/14/13	655,000	679,228

			2,394,973

	Chemicals–0.80%
	Dow Chemical 4.25% 11/15/20	375,000	360,638
	8.55% 5/15/19	250,000	313,803

			674,441

	Commercial Banks–9.46%
•	Bank of America North America 0.582% 6/15/16	660,000	589,842
•	Branch Banking & Trust 0.584% 5/23/17	980,000	889,192
•	Citigroup 0.427% 3/16/12	225,000	223,587
	0.566% 11/5/14	615,000	585,252
•	#CoBank ACB 144A 0.902% 6/15/22	425,000	337,007
•	JPMorgan Chase Bank 0.632% 6/13/16	800,000	755,014
•	#National Australia Bank 144A 0.803% 7/8/14	250,000	252,956
•	National City Bank/Cleveland 0.673% 6/7/17	800,000	722,355
•	PNC Funding 0.488% 1/31/14	270,000	266,160
•	#Rabobank Nederlands 144A 1.79% 4/7/11	220,000	220,676
	11.00% 12/29/49	400,000	518,521
	SVB Financial Group 5.375% 9/15/20	310,000	298,643
•	#Swedbank 144A 0.739% 1/14/13	600,000	599,734
•	US Bank/Cincinnati Ohio 0.569% 10/14/14	710,000	699,970
•	Wachovia 0.659% 10/15/16	1,105,000	1,034,644

			7,993,553

	Computers & Peripherals–1.18%
•	Hewlett-Packard 0.406% 3/1/12	375,000	375,473
	0.427% 9/13/12	225,000	225,357
•	International Business Machines 0.332% 6/15/12	395,000	395,225

			996,055

	Diversified Financial Services–2.64%
•	#American Honda Finance 144A 0.656% 11/7/12	650,000	649,754
•	General Electric Capital 0.486% 5/11/16	1,550,000	1,459,916
•	John Deere Capital 1.052% 6/10/11	125,000	125,429

			2,235,099

	Diversified Telecommunication Services–3.50%
•	Qwest 3.552% 6/15/13	1,140,000	1,197,000
	Telecom Italia Capital •0.767% 2/1/11	395,000	394,892
	6.175% 6/18/14	375,000	399,110
•	Telefonica Emisiones 0.616% 2/4/13	580,000	570,113
	Verizon Communications 6.10% 4/15/18	350,000	398,166

			2,959,281

	Electric Utilities–4.75%
	Ameren Illinois 9.75% 11/15/18	435,000	558,798
#	American Transmission Systems 144A 5.25% 1/15/22	575,000	590,598
•	Columbus Southern Power 0.702% 3/16/12	1,235,000	1,239,148
•	Georgia Power 0.622% 3/15/13	790,000	794,416

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Electric Utilities (continued)

#	LG&E & KU Energy 144A 3.75% 11/15/20	$500,000	$476,982
•	Wisconsin Energy 6.25% 5/15/67	361,000	356,045

			4,015,987

	Energy Equipment & Services–1.96%
	Pride International 6.875% 8/15/20	170,000	177,225
	Transocean 6.50% 11/15/20	575,000	611,605
	Weatherford International 4.95% 10/15/13	380,000	405,235
	5.125% 9/15/20	460,000	458,580

			1,652,645

	Food Products–0.59%
•	#Wrigley WM Jr. 144A 1.678% 6/28/11	500,000	500,302

			500,302

	Health Care Equipment & Supplies–0.30%
	Covidien International Finance 6.00% 10/15/17	225,000	256,076

			256,076

	Health Care Providers & Services–0.89%
	Medco Health Solutions 4.125% 9/15/20	150,000	145,325
•	UnitedHealth Group 1.586% 2/7/11	610,000	610,671

			755,996

	Insurance–3.27%
	American International Group 6.40% 12/15/20	290,000	304,831
•	Berkshire Hathaway 0.716% 2/11/13	675,000	678,771
•	Chubb 6.375% 3/29/67	370,000	387,575
•	#MassMutual Global Funding II 144A 0.803% 9/27/13	650,000	649,632
•	Metlife 1.536% 8/6/13	730,000	741,826

			2,762,635

	Life Sciences Tools & Services–1.14%
	Life Technologies 6.00% 3/1/20	400,000	429,213
	Thermo Fisher Scientific 3.20% 5/1/15	525,000	537,657

			966,870

	Media–3.83%
	Comcast 6.30% 11/15/17	505,000	579,017
#	COX Communications 144A 6.25% 6/1/18	400,000	447,416
	DIRECTV Holdings/Financing 4.60% 2/15/21	660,000	652,719
#	NBC Universal 144A 5.15% 4/30/20	385,000	399,838
	Time Warner Cable 8.25% 4/1/19	575,000	715,366
#	Vivendi 144A 6.625% 4/4/18	400,000	446,066

			3,240,422

	Metals & Mining–0.91%
	ArcelorMittal 9.85% 6/1/19	425,000	537,935
	Teck Resources 9.75% 5/15/14	186,000	232,928

			770,863

	Oil, Gas & Consumable Fuels–5.89%
•	BP Capital Markets 1.302% 3/17/11	160,000	160,294
	El Paso Pipeline Partners Operating 4.10% 11/15/15	415,000	412,895
•	Enbridge Energy Partners 8.05% 10/1/37	335,000	344,939
•	Enterprise Products Operating 7.034% 1/15/68	335,000	348,042
•	EOG Resources 1.034% 2/3/14	665,000	666,188
	Kinder Morgan Energy Partners 5.30% 9/15/20	690,000	717,793
	Plains All American Pipeline 8.75% 5/1/19	500,000	621,457
•	Shell International Finance 0.653% 6/22/12	585,000	588,038
•	TransCanada PipeLines 6.35% 5/15/67	460,000	454,807
#	Woodside Finance 144A 8.125% 3/1/14	575,000	662,009

			4,976,462

	Pharmaceuticals–0.81%
•	Teva Pharmaceutical Finance III 0.704% 12/19/11	680,000	682,922

			682,922

	Wireless Telecommunication Services–2.78%
	American Tower 4.50% 1/15/18	150,000	148,912
	5.05% 9/1/20	575,000	566,542
#	Crown Castle Towers 144A 4.88% 8/15/20	1,100,000	1,059,202
•	Vodafone Group 0.642% 6/15/11	575,000	575,873

			2,350,529

	Total Corporate Bonds (Cost $43,447,504)		43,493,157

	MUNICIPAL BONDS–4.80%
•	Kentucky Higher Education Student Loan Revenue Series 1 Class A-1 0.787% 5/1/20	540,000	539,131
•	Missouri Higher Education Loan Authority Student Revenue Series A-1 1.134% 8/27/29	869,880	869,828
•	New Jersey Economic Development Authority Revenue (Building America Bonds) 1.302% 6/15/13	525,000	526,197
•	New Mexico Educational Assistance Foundation (Libor Floating) Series A-3 1.478% 12/1/38	580,000	574,432

LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	MUNICIPAL BONDS (continued)

•	North Texas Higher Education Authority Student Loan Revenue Series 1 Class A-2 1.19% 7/1/30	$925,000	$897,231
•	Oklahoma Student Loan Authority Revenue Series A2A 1.471% 9/1/37	655,000	649,577

	Total Municipal Bonds (Cost $4,094,880)		4,056,396

	NON-AGENCY ASSET-BACKED SECURITIES–7.57%
•	Bank of America Credit Card Trust Series 2006-A15 A15 0.26% 4/15/14	437,000	436,227
•	#Capital Auto Receivables Asset Trust Series 2008-CPA A1 144A 1.11% 1/15/13	282,192	283,177
•	Capital One Multi-Asset Execution Trust Series 2006-A8 A8 0.29% 4/15/16	390,000	385,947
	Series 2007-A4 A4 0.29% 3/16/15	500,000	497,438
•	Citibank Credit Card Issuance Trust Series 2008-A6 A6 1.461% 5/22/17	400,000	412,332
	Series 2009-A1 A1 2.01% 3/17/14	650,000	661,604
	Series 2009-A2 A2 1.81% 5/15/14	500,000	508,749
•	Discover Card Master Trust Series 2009-A1 A1 1.56% 12/15/14	900,000	911,908
	Series 2010-A1 A1 0.91% 9/15/15	806,000	810,113
•	Discover Card Master Trust I Series 2005-4 A2 0.35% 6/16/15	444,000	441,140
	Series 2006-3 A1 0.29% 3/15/14	475,000	474,414
•	Ford Credit Auto Owner Trust Series 2009-A A3B 2.76% 5/15/13	69,062	69,856
•	#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.41% 1/15/15	500,000	505,646

	Total Non-Agency Asset-Backed Securities (Cost $6,400,663)		6,398,551

	REGIONAL BOND–0.65%
	Canada–0.65%
•	Province of Ontario Canada 0.446% 5/7/13	550,000	549,893

	Total Regional Bond (Cost $549,944)		549,893

«	SENIOR SECURED LOANS–19.42%
	Affinion Group Tranche B 5.00% 10/7/16	119,063	118,988
	AGFS Funding 7.25% 4/21/15	340,000	345,681
	AIG Tranche 1 6.75% 3/17/15	77,885	79,269
	Tranche 2 7.00% 3/17/16	57,115	58,279
	Alliance HealthCare 5.50% 6/1/16	238,794	239,292
	Allied Security Holdings 7.75% 2/23/15	247,004	249,397
	Anchor Glass 6.00% 2/3/16	89,553	89,924
	Armstrong World Industries Tranche B 5.00% 5/23/17	250,000	252,266
	Aspect Software Tranche B 6.25% 5/7/16	74,438	74,996
	ATI Holdings 7.00% 3/12/16	133,987	133,988
	AZ Chem US 6.75% 11/19/16	230,000	233,217
	Bresnan Broadband Holdings 4.50% 12/14/17	390,000	392,615
	Brickman Group Holdings Tranche B 7.25% 10/14/16	235,000	238,290
	Burger King Holdings Tranche B 6.25% 10/19/16	255,000	259,230
	Butler Schein Animal Health Tranche B 5.522% 12/31/15	34,512	34,656
	BWAY Holding B 5.50% 6/16/17	204,686	206,254
	Calpine 7.00% 7/1/17	442,140	450,351
	Cengage Learning Acquisitions 7.50% 7/7/14	323,533	326,229
	Charter Communications Operating 2.25% 3/6/14	220,711	218,273
	Tranche B 8.50% 3/6/14	187,879	195,540
	Citadel Broadcasting Tranche B 4.25% 11/29/16	275,000	276,634
	Clear Channel Communication Tranche B 3.65% 1/29/16	190,000	165,680
	Community Health System 3.50% 1/25/17	125,000	124,744
	Delta Air Lines 8.75% 9/16/13	124,058	125,376
	DineEquity Tranche B 6.00% 10/7/17	103,156	104,880
	Dunkin Brands Tranche B 5.75% 11/19/17	80,000	81,078
	Fifth Third Processing Solutions Tranche B 5.50% 11/3/16	220,000	222,200
	Ford Motor Tranche B 5.80% 12/15/13	439,148	439,036
	Genon Energy Tranche B 6.00% 6/20/17	284,288	287,231
	Getty Images 5.25% 11/4/16	130,000	131,284
	Goodman Global Tranche B 5.75% 10/28/16	159,600	160,723
	Graham Packaging Tranche C 6.75% 4/5/14	223,295	226,342
	Tranche D 6.00% 9/23/16	279,300	283,360
	Gray Television Tranche B 4.25% 12/31/14	268,110	262,480
	Grifols Tranche B 6.00% 6/4/16	530,000	536,778
	HGI Holdings 6.75% 7/27/17	458,850	462,720
	ICL Industrial Containers Tranche C 5.56% 6/16/17	19,237	19,385
	InfoGROUP Tranche B 6.25% 3/30/16	224,438	226,775
	Inventiv Health 6.50% 8/4/16	69,650	70,325
	Knology Tranche B 5.50% 10/15/16	445,000	448,171
	Level 3 Financing Tranche B 9.62% 3/13/14	150,000	162,516
	Live Nation Entertainment Tranche B 4.50% 11/6/16	114,138	114,327
	MedAssets Tranche B 5.25% 11/16/16	80,000	80,550
	MGM Mirage Tranche E 5.00% 2/21/14	118,555	112,731
	Multiplan Tranche B 6.50% 8/26/17	242,308	244,983
	NBTY Tranche B 6.25% 10/1/17	355,000	360,680
	Nuveen Investments 2nd Lien Tranche 12.50% 7/9/15	380,000	412,458
	Phillips-Van Heusen Tranche B 4.75% 5/6/16	377,396	383,034
	Pinafore Tranche B 6.25% 9/21/16	212,124	215,372

LVIP Delaware Diversified Floating Rate Fund–6

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	«SENIOR SECURED LOANS (continued)

	Pinnacle Foods Finance Tranche D 6.00% 4/2/14	$178,978	$181,438
	PQ 6.79% 7/30/15	250,000	241,329
	Radnet Management Tranche B 5.751% 4/2/16	248,747	247,737
	Rental Service 2nd Lien Tranche 6.291% 10/7/13	250,000	245,469
	Revlon Consumer Products 6.00% 3/11/15	278,600	280,167
	Reynolds & Reynolds 5.25% 4/21/17	205,878	207,616
	Rockwood Specialties Tranche H 6.00% 5/15/14	311,000	313,682
	Roundy’s Supermarkets 10.50% 4/16/16	130,000	132,194
	Sinclair Television Group Tranche B 5.50% 10/29/15	285,934	290,135
	STP Products Manufacturing Tranche B 6.00% 11/5/16	145,000	145,544
	TASC Tranche B 5.75% 12/19/14	109,173	109,883
	Texas Competitive Electric Holdings B2 6.579% 10/10/14	645,638	500,740
	Toys R Us Delaware Tranche B 6.00% 9/1/16	399,000	403,349
	TransDigm Group Tranche B 5.00% 12/26/16	290,000	293,245
	United Components 6.25% 3/23/17	334,163	338,340
	Universal Health Services Tranche B 5.50% 11/15/16	625,000	634,865
	Univision Communications 4.25% 10/25/17	212,249	202,267
	US TelePacific 9.25% 8/17/15	124,063	125,449
	Visant 7.50% 12/22/16	359,100	363,948
	Wendy’s/Arby’s Restaurants 5.00% 5/19/17	224,438	226,448

	Total Senior Secured Loans (Cost $16,171,239)		16,422,433

	SOVEREIGN BONDS–0.66%
	Sweden–0.66%
•	Swedish Export Credit 1.036% 8/14/14	550,000	559,701

	Total Sovereign Bonds (Cost $558,363)		559,701

	SUPRANATIONAL BANK–0.60%
•	African Development Bank 0.616% 8/4/14	500,000	504,689

	Total Supranational Bank (Cost $502,698)		504,689

	U.S. TREASURY OBLIGATION–0.31%
	U.S. Treasury Note 2.625% 11/15/20	280,000	264,163

	Total U.S. Treasury Obligation (Cost $273,788)		264,163

		Number of
		Shares

	SHORT-TERM INVESTMENT–8.29%
	Money Market Mutual Fund–8.29%
	Dreyfus Treasury & Agency Cash Management Fund	7,009,866	7,009,866

	Total Short-Term Investment (Cost $7,009,866)		7,009,866

TOTAL VALUE OF SECURITIES–102.39% (Cost $86,268,201)	86,561,827

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.39%)	(2,021,998)

NET ASSETS APPLICABLE TO 8,379,903 SHARES OUTSTANDING–100.00%	$84,539,829

NET ASSET VALUE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($71,411,990 / 7,078,373 Shares)	$10.089

NET ASSET VALUE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($13,127,839 / 1,301,530 Shares)	$10.086

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization-no par)	$83,935,431
Undistributed net investment income	299,996
Accumulated net realized gain on investments	140,265
Net unrealized appreciation of investments	164,137

Total net assets	$84,539,829

•	Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010, the aggregate amount of Rule 144A securities was $9,107,836 which represented 10.77% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2010.

LVIP Delaware Diversified Floating Rate Fund–7

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)

Summary of Abbreviations:
GNMA–Government National Mortgage Association
REMIC–Real Estate Mortgage Investment Conduit
yr–Year

[1]	The following swap contracts were outstanding at December 31, 2010:

Swap Contracts

Interest Rate Swap Contracts

					Unrealized
Counterparty &	Notional	Fixed Interest	Floating Interest	Termination	Appreciation
Referenced Obligation	Value	Rate Received	Rate Received	Date	(Depreciation)

Morgan Stanley 3 yr Interest Rate Swap	$3,000,000	1.376%	0.303%	1/6/14	$(8,005)
5 yr Interest Rate Swap	6,200,000	2.29%	0.303%	1/4/16	(33,597)
7 yr Interest Rate Swap	5,800,000	2.938%	0.303%	1/4/18	(44,407)
10 yr Interest Rate Swap	5,700,000	3.503%	0.303%	1/4/21	(61,777)

Total	$20,700,000				$(147,786)

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–8

LVIP Delaware Diversified Floating Rate Fund
Statement of Operations
May 3, 2010* to December 31, 2010

INVESTMENT INCOME:
Interest	$1,122,481

1,122,481

EXPENSES:
Management fees	241,674
Professional fees	30,075
Accounting and administration expenses	18,440
Pricing fees	13,293
Reports and statements to shareholders	4,665
Custodian fees	3,295
Distribution expenses-Service Class	1,411
Trustees’ fees	501
Other	534

Total operating expenses	313,888

NET INVESTMENT INCOME	808,593

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	256,586
Swap contracts	(176,151)

Net realized gain	80,435
Net unrealized appreciation of investments	164,137

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	244,572

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,053,165

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund
Statement of Changes in Net Assets

5/3/10*
to
12/31/10

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$808,593
Net realized gain on investments	80,435
Net unrealized appreciation of investments	164,137

Net increase in net assets resulting from operations	1,053,165

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(437,664)
Service Class	(11,109)

(448,773)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	73,746,158
Service Class	13,927,782
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	437,664
Service Class	11,109

88,122,713

Cost of shares repurchased:
Standard Class	(3,378,742)
Service Class	(808,534)

(4,187,276)

Increase in net assets derived from capital share transactions	83,935,437

NET INCREASE IN NET ASSETS	84,539,829
NET ASSETS:
Beginning of period	—

End of period (including undistributed net investment income of $299,996)	$84,539,829

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–9

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Delaware Diversified Floating Rate Fund
	Standard Class	Service Class
	5/3/10[1]	5/3/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.134	0.119
Net realized and unrealized gain on investments	0.018	0.015

Total from investment operations	0.152	0.134

Less dividends and distributions from:
Net investment income	(0.063)	(0.048)

Total dividends and distributions	(0.063)	(0.048)

Net asset value, end of period	$10.089	$10.086

Total return[3]	1.52%	1.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$71,412	$13,128
Ratio of expenses to average net assets	0.78%	1.03%
Ratio of net investment income to average net assets	2.00%	1.75%
Portfolio turnover	40%	40%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–10

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek total return.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Open-end investment companies are valued at their published net asset value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 3, 2010 through December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the average daily net assets of the Fund and 0.55% of the average daily net assets of the Fund in excess of $500 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.80% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Delaware Management Company (DMC), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.25% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the period May 3, 2010 through December 31, 2010, fees

LVIP Delaware Diversified Floating Rate Fund–11

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

for administrative and support services amounted to $2,078 and $1,223, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$39,449
Distribution fees payable to LFD	1,342

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the period May 3, 2010 through December 31, 2010, the Fund made purchases of $104,267,855 and sales of $23,019,457 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $86,279,818. At December 31, 2010, net unrealized appreciation was $282,009, of which $689,499 related to unrealized appreciation of investments and $407,490 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Total

Agency, Asset-Backed & Mortgage-Backed Securities	$—	$13,008,455	$13,008,455
Corporate Debt	—	60,608,664	60,608,664
Foreign Debt	—	1,614,283	1,614,283
Municipal Bonds	—	4,056,396	4,056,396
U.S. Treasury Obligation	—	264,163	264,163
Short-Term Investment	7,009,866	—	7,009,866

Total	$7,009,866	$79,551,961	$86,561,827

Swap Contracts	$—	$(147,786)	$(147,786)

There were no Level 3 securities at the beginning or end of the period.

During the period May 3, 2010 through December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

LVIP Delaware Diversified Floating Rate Fund–12

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 3, 2010 through December 31, 2010 was as follows:

5/3/10* to
12/31/10

Ordinary income	$448,773

*	Date of commencement of operations.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$83,935,431
Undistributed ordinary income	470,175
Unrealized appreciation of investments	134,223

Net assets	$84,539,829

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and swap contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown gains (losses) of mortgage- and asset-backed securities, tax treatment of disallowed stock issuance costs and swap contracts. Results of operations and net assets were not affected by these reclassifications. For the period May 3, 2010 through December 31, 2010, the Fund recorded the following reclassifications:

	Accumulated
Undistributed Net	Net Realized	Paid-in
Investment Income	Gain	Capital

$(59,824)	$59,830	$(6)

6.	Capital Shares
Transactions in capital shares were as follows:

5/3/10* to
12/31/10

Shares sold:
Standard Class	7,372,026
Service Class	1,380,621
Shares issued upon reinvestment of dividends and distributions:
Standard Class	43,445
Service Class	1,103

8,797,195

Shares repurchased:
Standard Class	(337,098)
Service Class	(80,194)

(417,292)

Net increase	8,379,903

*	Date of commencement of operations.

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Swap Contracts–The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are

LVIP Delaware Diversified Floating Rate Fund–13

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

8.	Credit and Market Risk
The Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poors’ Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible

LVIP Delaware Diversified Floating Rate Fund–14

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)

8.	Credit and Market Risk (continued)

for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2010, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Diversified Floating Rate Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Diversified Floating Rate Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Diversified Floating Rate Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Diversified Floating Rate Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, and the results of its operations, the changes in its net assets, and its financial highlights for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Delaware Diversified Floating Rate Fund–16

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

0.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

LVIP Delaware Diversified Floating Rate Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Delaware Diversified Floating Rate Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Foundation® Aggressive Allocation Fund

LVIP Delaware Foundation® Aggressive
  Allocation Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Delaware Foundation® Aggressive Allocation Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	7
Statement of Operations	32
Statements of Changes in Net Assets	32
Financial Highlights	33
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	41
Other Fund Information	42
Officer/Trustee Information	44

LVIP Delaware Foundation® Aggressive Allocation Fund
2010 Annual Report Commentary

Managed by:

The LVIP Delaware Foundation® Aggressive Allocation Fund returned 12.48% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Aggressive Composite1, returned 12.58%.

The financial markets produced positive returns during 2010, based on the indices reflected below. In terms of benchmark returns, U.S. equities outperformed international equities, which in turn outperformed fixed-income indices. U.S. small-cap equities (as measured by the Russell 2000® Index2) outpaced U.S. large-cap growth equities (as measured by the Russell 1000® Growth Index3) and U.S. large-cap value equities (as measured by the Russell 1000® Value Index4). The return of emerging-market equities (as measured by the MSCI Emerging Markets Index5) exceeded that of developed-market growth equities (as measured by the MSCI EAFE Growth Index6) and developed-market value equities (as measured by the MSCI EAFE Value Index7. Lastly, U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Index8) outperformed global fixed income (as measured by the Barclays Capital Global Aggregate Bond Index9).

The positive returns to these different asset classes might suggest that financial markets were generally sanguine about the global political and economic outlook. But in reality, investors had many potential areas of concern. The prices of oil and other commodities rose substantially during the year. Unemployment in the U.S. remains unusually high, and the outlook for real estate is still hazy. Investors generally worry about the possibility of sovereign defaults by countries in continental Europe. And the Chinese government recently began implementing policies to control price inflation, which could affect the overall growth rate of the economy.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights. The Fund was roughly neutral in terms of the active weight in U.S. large-cap equities, but was slightly underweight in U.S. small-cap equities, developed-market equities, and cash and equivalents. The Fund was slightly overweight in fixed-income securities.

As active weights by asset class were small, tactical allocation would be expected to have only a minor effect on the Fund’s performance. The Fund’s overall performance was dominated by security selection within individual asset classes, with the international value and fixed income sleeves being the largest source of positive performance.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes held by the Fund. The portfolio managers also continue to believe that over the medium term, the Fund’s commitment to global diversification is likely to be appropriate for many investors’ needs. Participating in a large number of different markets may help reduce the impact if any individual market underperforms.

Michael J. Hogan, CFA
Paul Grillo, CFA
Sharon Hill, Ph.D.
Francis X. Morris
Babak (Bob) Zenouzi
Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,312. For comparison look at how the Aggressive Composite and MSCI EAFE Value Index (net dividends) over the same period. The same $10,000 investment would have increased to $16,514 and $15,079, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundations Aggressive Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP UBS Global Asset Allocation Fund. The investment objective of the LVIP UBS Global Asset Allocation Fund was to maximize long-term return (capital appreciation plus current income) consistent with preservation of capital.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+12.48%

Five Years	+3.85%

Ten Years	+3.65%

Service Class Shares

One Year	+12.21%

Five Years	+3.59%

Inception (5/15/03)	+6.59%

1	The Aggressive Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Aggressive Composite is constructed as follows: 10% Russell 1000® Index, 12% Russell 1000® Growth Index, 12% Russell 1000® Value Index, 6% Russell 2000® Index, 12% MSCI EAFE Growth Index (net dividends), 18% MSCI EAFE Value Index (net dividends), 10% MSCI Emerging Markets Index (net dividends), 18% Barclays Capital U.S. Aggregate Index, and 2% Citigroup 90 day T-Bill Index.

LVIP Delaware Foundation® Aggressive Allocation Fund–1

LVIP Delaware Foundation® Aggressive Allocation Fund
2010 Annual Report Commentary (continued)

2	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 6% of the market capitalization of the Russell 3000 Index.

3	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forcasted growth values.

5	The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

6	The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

7	The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

8	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

9	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2011 Delaware Management Holdings Inc.

LVIP Delaware Foundation® Aggressive Allocation Fund–2

LVIP Delaware Foundation® Aggressive Allocation Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,195.70	0.73%	$4.04
Service Class Shares	1,000.00	1,194.20	0.98%	5.42

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Aggressive Allocation Fund–3

LVIP Delaware Foundation® Aggressive Allocation Fund

Sector Allocations and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	67.41%

U.S. Markets	41.22%
Aerospace & Defense	0.93%
Air Freight & Logistics	0.44%
Airlines	0.12%
Auto Components	0.08%
Automobiles	0.13%
Beverages	0.24%
Biotechnology	0.53%
Building Products	0.06%
Capital Markets	0.93%
Chemicals	0.71%
Commercial Banks	0.49%
Commercial Services & Supplies	0.51%
Communications Equipment	1.83%
Computers & Peripherals	2.43%
Construction & Engineering	0.26%
Consumer Finance	0.15%
Containers & Packaging	0.22%
Diversified Consumer Services	0.40%
Diversified Financial Services	1.33%
Diversified Telecommunication Services	1.08%
Electric Utilities	0.83%
Electrical Equipment	0.10%
Electronic Equipment, Instruments & Components	0.17%
Energy Equipment & Services	0.77%
Food & Staples Retailing	1.37%
Food Products	1.08%
Gas Utilities	0.05%
Health Care Equipment & Supplies	0.64%
Health Care Providers & Services	1.75%
Hotels Restaurants & Leisure	0.53%
Household Durables	0.08%
Household Products	1.15%
Industrial Conglomerates	0.26%
Insurance	1.63%
Internet & Catalog Retail	0.66%
Internet Software & Services	1.76%
IT Services	1.15%
Life Sciences Tools & Services	0.09%
Machinery	0.53%
Media	0.79%
Metals & Mining	0.15%
Multiline Retail	0.45%
Multi-Utilities	0.15%
Office Electronics	0.31%
Oil, Gas & Consumable Fuels	3.27%
Paper & Forest Products	0.03%
Personal Products	0.19%
Pharmaceuticals	2.37%
Professional Services	0.18%
Real Estate Investment Trusts	0.40%
Road & Rail	0.19%
Semiconductors & Semiconductor Equipment	0.77%
Software	1.76%
Specialty Retail	1.33%
Textiles, Apparel & Luxury Goods	0.70%
Thrifts & Mortgage Finance	0.10%
Trading Companies & Distributors	0.08%
Wireless Telecommunication Services	0.53%

Developed Markets	16.31%
Aerospace & Defense	0.33%
Air Freight & Logistics	0.31%
Airlines	0.25%
Auto Components	0.19%
Automobiles	0.74%
Beverages	0.27%
Building Products	0.62%
Capital Markets	0.30%
Chemicals	0.47%
Commercial Banks	1.37%
Communications Equipment	0.26%
Construction Materials	0.34%
Containers & Packaging	0.34%
Diversified Telecommunication Services	0.60%
Electrical Equipment	0.31%
Electronic Equipment, Instruments & Components	0.34%
Energy Equipment & Services	0.08%
Food & Staples Retailing	0.33%
Food Products	1.24%
Household Durables	0.33%
Industrial Conglomerates	0.04%
Insurance	0.40%
IT Services	0.84%
Machinery	0.34%
Media	1.02%
Metals & Mining	0.31%
Multiline Retail	0.54%
Multi-Utilities	0.28%
Oil, Gas & Consumable Fuels	0.80%
Pharmaceuticals	1.49%
Textiles, Apparel & Luxury Goods	0.34%
Trading Companies & Distributors	0.39%
Wireless Telecommunication Services	0.50%

LVIP Delaware Foundation® Aggressive Allocation Fund–4

LVIP Delaware Foundation® Aggressive Allocation Fund
Sector Allocations and Top 10 Equity Holdings (continued)

Percentage
Sector	of Net Assets

Emerging Markets	9.88%
Automobiles	0.00%
Beverages	0.20%
Chemicals	0.19%
Commercial Banks	1.27%
Communications Equipment	0.03%
Computers & Peripherals	0.74%
Construction & Engineering	0.09%
Construction Materials	0.21%
Diversified Consumer Services	0.03%
Diversified Financial Services	0.33%
Diversified Telecommunication Services	0.37%
Electric Utilities	0.26%
Electronic Equipment, Instruments & Components	0.14%
Energy Equipment & Services	0.01%
Food & Staples Retailing	0.04%
Food Products	0.27%
Household Durables	0.16%
Independent Power Producers & Energy Traders	0.12%
Industrial Conglomerates	0.04%
Insurance	0.25%
Internet & Catalog Retail	0.06%
Internet Software & Services	0.39%
IT Services	0.03%
Machinery	0.05%
Media	0.12%
Metals & Mining	1.14%
Oil, Gas & Consumable Fuels	1.58%
Paper & Forest Products	0.06%
Pharmaceuticals	0.06%
Professional Services	0.07%
Real Estate Management & Development	0.25%
Road & Rail	0.06%
Semiconductors & Semiconductor Equipment	0.52%
Tobacco	0.06%
Wireless Telecommunication Services	0.68%

Convertible Preferred Stock	0.01%

Exchange-Traded Funds	9.16%

Preferred Stock	0.02%

Agency Collateralized Mortgage Obligations	0.20%

Agency Mortgage-Backed Securities	3.05%

Commercial Mortgage-Backed Securities	1.06%

Convertible Bonds	0.45%

Corporate Bonds	11.48%
Aerospace & Defense	0.14%
Airlines	0.02%
Auto Components	0.06%
Automobiles	0.05%
Beverages	0.19%
Building Products	0.03%
Capital Markets	0.38%
Chemicals	0.29%
Commercial Banks	0.93%
Commercial Services & Supplies	0.26%
Computers & Peripherals	0.03%
Consumer Finance	0.04%
Containers & Packaging	0.06%
Diversified Consumer Services	0.04%
Diversified Financial Services	0.27%
Diversified Telecommunication Services	1.06%
Electric Utilities	0.88%
Electronic Equipment, Instruments & Components	0.03%
Energy Equipment & Services	0.23%
Food & Staples Retailing	0.18%
Food Products	0.12%
Gas Utilities	0.13%
Health Care Equipment & Supplies	0.63%
Health Care Providers & Services	0.17%
Hotels, Restaurants & Leisure	0.20%
Household Durables	0.14%
Independent Power Product & Energy Traders	0.05%
Insurance	0.34%
Internet Software & Services	0.09%
IT Services	0.02%
Life Sciences Tools & Services	0.39%
Machinery	0.04%
Media	0.82%
Metals & Mining	0.32%
Multiline Retail	0.09%
Multi-Utilities	0.06%
Oil, Gas & Consumable Fuels	1.43%
Paper & Forest Products	0.17%
Pharmaceuticals	0.10%
Real Estate Investment Trusts	0.17%
Road & Rail	0.22%
Semiconductors & Semiconductor Equipment	0.06%
Specialty Retail	0.02%
Textiles, Apparel & Luxury Goods	0.02%
Tobacco	0.04%
Trading Companies & Distributors	0.02%
Wireless Telecommunication Services	0.45%

Non-Agency Asset-Backed Securities	0.57%

Non-Agency Collateralized Mortgage Obligations	0.08%

Regional Bonds	0.35%

Senior Secured Loans	1.31%

Sovereign Bonds	2.26%

Supranational Banks	0.24%

LVIP Delaware Foundation® Aggressive Allocation Fund–5

LVIP Delaware Foundation® Aggressive Allocation Fund
Sector Allocations and Top 10 Equity Holdings (continued)

Percentage
Sector	of Net Assets

U.S. Treasury Obligations	0.50%

Warrant	0.00%

Discounted Commercial Paper	3.29%

Short Term Investment	0.08%

Total Value of Securities	101.52%

Liabilities Net of Receivables and Other Assets	(1.52%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	1.20%
Bank of New York Mellon	0.84%
QUALCOMM	0.80%
Google Class A	0.80%
CGI Group	0.76%
HTC	0.71%
Lowe’s	0.68%
Vale ADR	0.67%
Medco Health Solutions	0.62%
Intuit	0.61%

Total	7.69%*

*	Only includes common stock

LVIP Delaware Foundation® Aggressive Allocation Fund–6

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–67.41%
	U.S. MARKETS–41.22%
	Aerospace & Defense–0.93%
	Ducommun	3,220	$70,132
†	Esterline Technologies	2,150	147,469
	Honeywell International	8,710	463,024
	Lockheed Martin	1,670	116,750
	Northrop Grumman	17,600	1,140,127
	Rockwell Collins	2,910	169,537
	United Technologies	7,970	627,398

			2,734,437

	Air Freight & Logistics–0.44%
	Expeditors International of Washington	20,800	1,135,679
†	Hub Group Class A	4,290	150,751

			1,286,430

	Airlines–0.12%
†	Alaska Air Group	6,230	353,179

			353,179

	Auto Components–0.08%
	Cooper Tire & Rubber	4,480	105,638
†	Tenneco Automotive	3,190	131,300

			236,938

	Automobiles–0.13%
†	Ford Motor	22,220	373,074

			373,074

	Beverages–0.24%
	Coca-Cola	2,260	148,640
	PepsiCo	8,490	554,652

			703,292

	Biotechnology–0.53%
†	Acorda Therapeutics	2,530	68,968
†	Alkermes	7,050	86,574
†	Amgen	6,290	345,321
†	Celera	9,450	59,535
†	Celgene	4,660	275,592
†	Gilead Sciences	8,090	293,182
†	Martek Biosciences	3,130	97,969
†	ONYX Pharmaceuticals	3,390	124,989
†	Regeneron Pharmaceuticals	2,870	94,222
†	Vertex Pharmaceuticals	3,330	116,650

			1,563,002

	Building Products–0.06%
	AAON	3,380	95,350
†	Gibraltar Industries	6,660	90,376

			185,726

	Capital Markets–0.93%
	Apollo Investment	9,930	109,925
	Bank of New York Mellon	82,010	2,476,702
	GFI Group	14,290	67,020
†	Piper Jaffray	2,550	89,276

			2,742,923

	Chemicals–0.71%
	Celanese Class A	9,370	385,763
	Dow Chemical	11,010	375,881
	duPont (E.I.) deNemours	19,200	957,696
	Koppers Holdings	3,850	137,753
†	Rockwood Holdings	3,140	122,837
	Schulman (A.)	4,500	103,005

			2,082,935

	Commercial Banks–0.49%
	Boston Private Financial Holdings	13,710	89,801
	City Holding	2,710	98,183
	Independent Bank	2,800	75,740
	Park National	1,380	100,285
	Prosperity Bancshares	3,020	118,626
†	Texas Capital Bancshares	4,890	104,010
	Trustmark	4,520	112,277
	Webster Financial	3,290	64,813
	Wells Fargo	22,150	686,429

			1,450,164

	Commercial Services & Supplies–0.51%
	McGrath RentCorp	2,050	53,751
†	Metalico	10,550	62,034
	Republic Services	5,190	154,973
†	Tetra Tech	3,570	89,464
†	United Stationers Distributors	2,160	137,830
	US Ecology	4,370	75,951
	Waste Management	25,100	925,437

			1,499,440

	Communications Equipment–1.83%
†	Arris Group	7,030	78,877
†	Cisco Systems	31,650	640,280
†	LogMeIn	1,470	65,180
†	Motorola	112,900	1,024,003
†	NETGEAR	2,640	88,915
	Plantronics	2,920	108,682
†	Polycom	21,100	822,478
	QUALCOMM	47,750	2,363,147
†	Tekelec	7,080	84,323
†	ViaSat	2,140	95,037

			5,370,922

	Computers & Peripherals–2.43%
†	Apple	10,900	3,515,903
†	EMC	22,060	505,174
	Hewlett-Packard	10,690	450,049
	International Business Machines	8,370	1,228,381
†	KeyW Holding	5,060	74,230

LVIP Delaware Foundation® Aggressive Allocation Fund–7

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Computers & Peripherals (continued)
†	NetApp	6,080	$334,157
†	Synaptics	3,610	106,062
†	Teradata	22,700	934,332

			7,148,288

	Construction & Engineering–0.26%
	Fluor	4,880	323,348
	Granite Construction	2,230	61,169
†	MYR Group	5,060	106,260
	Tutor Perini	3,310	70,867
†	URS	4,960	206,386

			768,030

	Consumer Finance–0.15%
	American Express	4,640	199,149
	Capital One Financial	5,530	235,357

			434,506

	Containers & Packaging–0.22%
†	Owens-Illinois	8,090	248,363
	Rock-Tenn Class A	2,200	118,690
	Silgan Holdings	2,870	102,775
	Temple-Inland	8,870	188,399

			658,227

	Diversified Consumer Services–0.40%
	Apollo Group Class A	28,200	1,113,618
	Lincoln Educational Services	4,060	62,971

			1,176,589

	Diversified Financial Services–1.33%
	Bank of America	43,330	578,022
	CME Group	3,800	1,222,650
†	IntercontinentalExchange	12,010	1,430,991
	JPMorgan Chase	16,240	688,901

			3,920,564

	Diversified Telecommunication Services–1.08%
	Alaska Communications Systems Group	7,020	77,922
	AT&T	56,627	1,663,701
	Atlantic Tele-Network	1,380	52,909
	NTELOS Holdings	4,740	90,297
	Qwest Communications International	29,420	223,886
†	RigNet	4,750	64,553
	Verizon Communications	27,843	996,223

			3,169,491

	Electric Utilities–0.83%
	American Electric Power	11,580	416,648
	Cleco	3,040	93,510
	Edison International	24,100	930,261
	Progress Energy	20,100	873,948
	UIL Holdings	2,230	66,811
	Unitil	3,000	68,220

			2,449,398

	Electrical Equipment–0.10%
	Acuity Brands	1,930	111,303
	Roper Industries	2,330	178,082

			289,385

	Electronic Equipment, Instruments & Components–0.17%
	Anixter International	1,930	115,279
†	FARO Technologies	4,600	151,064
†	IPG Photonics	3,630	114,781
†	Rofin-Sinar Technologies	3,540	125,458

			506,582

	Energy Equipment & Services–0.77%
†	Bristow Group	2,640	125,004
†	Key Energy Services	9,410	122,142
	Lufkin Industries	1,980	123,532
	National Oilwell Varco	17,840	1,199,739
†	Pioneer Drilling	12,060	106,249
	Schlumberger	7,120	594,520

			2,271,186

	Food & Staples Retailing–1.37%
	Casey’s General Stores	2,910	123,704
	CVS Caremark	45,448	1,580,226
†	Fresh Market	1,980	81,576
	Safeway	44,100	991,809
†	Susser Holdings	9,350	129,498
	Walgreen	24,700	962,312
	Wal-Mart Stores	3,220	173,655

			4,042,780

	Food Products–1.08%
	Archer-Daniels-Midland	45,254	1,361,241
	Bunge	11,642	762,784
	J&J Snack Foods	2,150	103,716
	Kraft Foods Class A	30,300	954,753

			3,182,494

	Gas Utilities–0.05%
	EQT	3,130	140,349

			140,349

	Health Care Equipment & Supplies–0.64%
†	Align Technology	6,040	118,022
	Baxter International	18,600	941,531
†	Conmed	4,730	125,014
†	CryoLife	9,240	50,081
†	Gen-Probe	3,890	226,982
†	Merit Medical Systems	6,610	104,636
†	Quidel	6,220	89,879

LVIP Delaware Foundation® Aggressive Allocation Fund–8

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Health Care Equipment & Supplies (continued)
†	SonoSite	3,400	$107,440
	West Pharmaceutical Services	2,550	105,060

			1,868,645

	Health Care Providers & Services–1.75%
†	Air Methods	1,890	106,350
†	AMN Healthcare Services	14,130	86,758
	Cardinal Health	25,000	957,750
†	Catalyst Health Solutions	2,690	125,058
†	Express Scripts	7,460	403,213
†	Medco Health Solutions	29,700	1,819,719
†	PharMerica	3,230	36,984
	Quest Diagnostics	18,800	1,014,636
†	Sun Healthcare Group	3,610	45,703
	UnitedHealth Group	15,540	561,149

			5,157,320

	Hotels Restaurants & Leisure–0.53%
†	AFC Enterprises	8,560	118,984
†	Bally Technologies	2,700	113,913
†	Buffalo Wild Wings	2,490	109,187
†	CEC Entertainment	2,550	99,017
†	Jack in the Box	3,080	65,080
	McDonald’s	7,010	538,087
†	Shuffle Master	9,410	107,745
	Starbucks	6,020	193,423
†	WMS Industries	4,370	197,698

			1,543,134

	Household Durables–0.08%
	Jarden	7,200	222,264

			222,264

	Household Products–1.15%
	Colgate-Palmolive	5,520	443,642
	Kimberly-Clark	19,040	1,200,282
	Procter & Gamble	26,860	1,727,904

			3,371,828

	Industrial Conglomerates–0.26%
	General Electric	42,100	770,009

			770,009

	Insurance–1.63%
	AFLAC	5,450	307,544
	Allstate	30,200	962,776
	American Equity Investment Life Holding	8,940	112,197
	AmTrust Financial Services	4,920	86,100
	Delphi Financial Group Class A	3,870	111,611
	Harleysville Group	2,710	99,565
	Marsh & McLennan	36,300	992,441
†	ProAssurance	1,760	106,656
	Prudential Financial	6,960	408,622
	Torchmark	6,030	360,232
	Travelers	22,380	1,246,789

			4,794,533

	Internet & Catalog Retail–0.66%
	Expedia	6,980	175,128
†	priceline.com	4,400	1,758,020

			1,933,148

	Internet Software & Services–1.76%
†	Google Class A	3,970	2,358,062
†	j2 Global Communications	4,180	121,011
†	Liquidity Services	5,270	74,044
	NIC	9,830	95,449
†	QuinStreet	4,610	88,558
†	Rackspace Hosting	3,090	97,057
†	SAVVIS	4,760	121,475
†	ValueClick	7,180	115,095
	VeriSign	32,200	1,051,974
†	Vocus	4,370	120,874
†	Yahoo	56,200	934,606

			5,178,205

	IT Services–1.15%
	iGate	4,000	78,840
	MasterCard Class A	6,450	1,445,510
†	RightNow Technologies	2,940	69,590
†	TeleTech Holdings	5,120	105,421
	Visa Class A	23,900	1,682,082

			3,381,443

	Life Sciences Tools & Services–0.09%
†	Thermo Fisher Scientific	4,930	272,925

			272,925

	Machinery–0.53%
	Barnes Group	4,660	96,322
	Caterpillar	3,630	339,986
†	Chart Industries	3,690	124,648
†	Columbus McKinnon	5,340	108,509
	Cummins	2,040	224,420
	Deere	3,290	273,235
	ESCO Technologies	2,570	97,249
†	Kadant	4,020	94,751
	Lincoln Electric Holdings	3,160	206,253

			1,565,373

	Media–0.79%
†	Carmike Cinemas	4,900	37,828
	CBS Class B	7,330	139,637
	Comcast Class A	44,000	966,680
†	Knology	5,910	92,373
	Meredith	4,160	144,144
	National CineMedia	4,600	91,586

LVIP Delaware Foundation® Aggressive Allocation Fund–9

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)
	Media (continued)

	Time Warner Cable	6,080	$401,462
	Viacom Class B	11,030	436,898

			2,310,608

	Metals & Mining–0.15%
	Alcoa	12,170	187,296
	United States Steel	4,540	265,227

			452,523

	Multiline Retail–0.45%
†	Kohl’s	5,320	289,089
	Macy’s	11,150	282,095
	Nordstrom	9,150	387,777
	Target	6,250	375,813

			1,334,774

	Multi-Utilities–0.15%
	MDU Resources Group	9,620	194,997
	NorthWestern	2,110	60,831
	OGE Energy	4,140	188,536

			444,364

	Office Electronics–0.31%
	Xerox	78,400	903,168

			903,168

	Oil, Gas & Consumable Fuels–3.27%
	Berry Petroleum Class A	3,690	161,253
†	Carrizo Oil & Gas	3,940	135,891
	Chevron	18,546	1,692,322
	ConocoPhillips	21,410	1,458,021
	EOG Resources	17,230	1,574,993
	Exxon Mobil	18,500	1,352,720
	Marathon Oil	30,755	1,138,858
†	Newfield Exploration	2,340	168,737
	Occidental Petroleum	6,540	641,574
†	Rosetta Resources	4,620	173,897
†	Swift Energy	3,070	120,191
	Williams	39,800	983,856

			9,602,313

	Paper & Forest Products–0.03%
†	KapStone Paper & Packaging Class A	6,280	96,084

			96,084

	Personal Products–0.19%
	Avon Products	15,900	462,054
†	Prestige Brands Holdings	9,030	107,909

			569,963

	Pharmaceuticals–2.37%
	Abbott Laboratories	6,490	310,936
	Allergan	22,300	1,531,341
†	Inspire Pharmaceuticals	7,700	64,680
	Johnson & Johnson	17,752	1,097,961
	Merck	43,060	1,551,882
	Perrigo	10,400	658,632
	Pfizer	99,895	1,749,161

			6,964,593

	Professional Services–0.18%
†	CRA International	2,340	55,013
†	Kforce	6,960	112,613
	Manpower	4,100	257,316
	Towers Watson Class A	2,230	116,094

			541,036

	Real Estate Investment Trusts–0.40%
	BioMed Realty Trust	6,030	112,460
	DuPont Fabros Technology	4,340	92,312
	EastGroup Properties	2,690	113,841
	Entertainment Properties Trust	2,630	121,638
	Home Properties	2,300	127,627
	Host Hotels & Resorts	16,090	287,527
	Sabra Healthcare REIT	4,060	74,704
	Sovran Self Storage	2,930	107,853
	Tanger Factory Outlet Centers	2,580	132,070

			1,170,032

	Road & Rail–0.19%
	Norfolk Southern	5,960	374,407
	Union Pacific	2,120	196,439

			570,846

	Semiconductors & Semiconductor Equipment–0.77%
†	Amkor Technology	12,900	95,331
†	Applied Micro Circuits	6,970	74,440
†	Atheros Communications	1,460	52,443
	Intel	65,826	1,384,320
†	IXYS	6,930	80,527
†	MEMC Electronic Materials	25,800	290,508
†	ON Semiconductor	18,510	182,879
†	Semtech	4,600	104,144

			2,264,592

	Software–1.76%
†	Adobe Systems	37,700	1,160,405
†	Intuit	36,500	1,799,449
†	JDA Software Group	3,990	111,720
†	Lawson Software	14,130	130,703
	Microsoft	35,880	1,001,770
†	Nuance Communications	9,420	171,256
†	Progress Software	2,700	114,264
	Quality Systems	1,350	94,257
†	Radiant Systems	5,180	101,373
†	SolarWinds	5,030	96,828
†	SS&C Technologies Holdings	4,800	98,448

LVIP Delaware Foundation® Aggressive Allocation Fund–10

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)
	Software (continued)

†	Symantec	17,710	$296,465

			5,176,938

	Specialty Retail–1.33%
	Big 5 Sporting Goods	5,460	83,374
†	Citi Trends	2,550	62,603
†	DSW Class A	2,480	96,968
	Guess	5,660	267,831
†	Jo-Ann Stores	1,360	81,899
†	Jos. A. Bank Clothiers	2,160	87,091
	Lowe’s	79,300	1,988,844
	Staples	50,500	1,149,885
†	Ulta Salon Cosmetics & Fragrance	2,460	83,640

			3,902,135

	Textiles, Apparel & Luxury Goods–0.70%
†	G-III Apparel Group	4,380	153,957
†	Iconix Brand Group	6,290	121,460
	Jones Group	5,240	81,430
	NIKE Class B	14,700	1,255,674
†	Perry Ellis International	4,300	118,121
	Phillips-Van Heusen	3,500	220,535
†	Steven Madden	2,710	113,061

			2,064,238

	Thrifts & Mortgage Finance–0.10%
	Dime Community Bancshares	6,440	93,960
	Flushing Financial	6,270	87,780
	Provident Financial Services	7,010	106,061

			287,801

	Trading Companies & Distributors–0.08%
	Applied Industrial Technologies	3,910	126,997
†	Titan Machinery	4,980	96,114

			223,111

	Wireless Telecommunication Services–0.53%
†	Crown Castle International	35,700	1,564,731

			1,564,731

	Total U.S. Markets (Cost $93,178,040)		121,243,008

§	DEVELOPED MARKETS–16.31%
	Aerospace & Defense–0.33%
	Finmeccanica	85,122	967,901

			967,901

	Air Freight & Logistics–0.31%
	Deutsche Post	54,385	919,055

			919,055

	Airlines–0.25%
	Singapore Airlines	61,342	731,371

			731,371

	Auto Components–0.19%
	Autoliv	7,100	560,475

			560,475

	Automobiles–0.74%
	Bayerische Motoren Werke	10,857	852,191
	Toyota Motor	33,200	1,316,309

			2,168,500

	Beverages–0.27%
	Coca-Cola Amatil	72,801	807,973

			807,973

	Building Products–0.62%
	Asahi Glass	80,000	934,803
	Cie de Saint-Gobain	17,356	893,358

			1,828,161

	Capital Markets–0.30%
	UniCredit	420,056	869,347

			869,347

	Chemicals–0.47%
	Agrium	2,380	218,365
	Syngenta ADR	19,800	1,163,845

			1,382,210

	Commercial Banks–1.37%
	Banco Santander	88,751	940,702
	BNP Paribas	678	43,131
	Mitsubishi UFJ Financial Group	196,700	1,063,242
	Nordea Bank	87,082	948,023
	Standard Chartered	38,000	1,022,908

			4,018,006

	Communications Equipment–0.26%
	Nokia	75,444	780,694

			780,694

	Construction Materials–0.34%
	Lafarge	15,735	987,052

			987,052

	Containers & Packaging–0.34%
	Rexam	192,706	1,002,904

			1,002,904

	Diversified Telecommunication Services–0.60%
	Telefonica	44,523	1,009,842
	TELUS	16,347	745,474

			1,755,316

	Electrical Equipment–0.31%
	Alstom	18,952	907,349

			907,349

LVIP Delaware Foundation® Aggressive Allocation Fund–11

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	DEVELOPED MARKETS (continued)
	Electronic Equipment, Instruments & Components–0.34%
	Koninklijke Philips Electronics	32,345	$991,144

			991,144

	Energy Equipment & Services–0.08%
†	Nabors Industries	9,910	232,489

			232,489

	Food & Staples Retailing–0.33%
	Metro	13,573	978,092

			978,092

	Food Products–1.24%
	Aryzta	23,123	1,067,920
	Chaoda Modern Agriculture Holdings	1,158,000	868,593
@	Greggs	102,941	750,773
	Parmalat	355,170	973,431

			3,660,717

	Household Durables–0.33%
	Techtronic Industries	739,500	964,752

			964,752

	Industrial Conglomerates–0.04%
	Tianjin Development Holdings	130,000	123,268

			123,268

	Insurance–0.40%
	Alterra Capital Holdings	4,140	89,590
	Aspen Insurance Holdings	3,920	112,190
	AXA	58,261	969,756

			1,171,536

	IT Services–0.84%
	Accenture Class A	5,000	242,450
†	CGI Group	129,543	2,234,171

			2,476,621

	Machinery–0.34%
	Vallourec	9,595	1,008,284

			1,008,284

	Media–1.02%
	Publicis Groupe	10,779	562,028
	Teleperformance	39,487	1,333,002
	Vivendi	41,004	1,107,370

			3,002,400

	Metals & Mining–0.31%
	Alumina ADR	15,655	159,368
	Anglo American ADR	5,685	148,442
	ArcelorMittal	16,210	615,050

			922,860

	Multiline Retail–0.54%
	Don Quijote	34,000	1,035,301
	PPR	3,455	549,680

			1,584,981

	Multi-Utilities–0.28%
	National Grid	94,083	813,863

			813,863

	Oil, Gas & Consumable Fuels–0.80%
	CNOOC	417,000	989,319
	CNOOC ADR	700	166,859
	Noble	5,200	186,004
	Total	19,175	1,016,468

			2,358,650

	Pharmaceuticals–1.49%
†	Eurand	5,520	65,302
†	ICON ADR	4,310	94,389
	Meda Class A	124,843	951,284
	Novartis	18,534	1,090,060
	Novo Nordisk ADR	11,400	1,283,298
	Sanofi-Aventis	14,228	910,209

			4,394,542

	Textiles, Apparel & Luxury Goods–0.34%
	Yue Yuen Industrial Holdings	277,500	997,893

			997,893

	Trading Companies & Distributors–0.39%
	ITOCHU	113,160	1,145,324

			1,145,324

	Wireless Telecommunication Services–0.50%
	China Mobile ADR	11,525	571,871
	China Unicom Hong Kong ADR	22,000	313,500
	Vodafone Group	221,031	572,055

			1,457,426

	Total Developed Markets (Cost $39,441,204)		47,971,156

×	EMERGING MARKETS–9.88%
	Automobiles–0.00%
	Oriental Holdings	860	1,559

			1,559

	Beverages–0.20%
	Fomento Economico Mexicano ADR	2,671	149,362
	Lotte Chilsung Beverage	384	328,776
	Tsingtao Brewery	20,072	105,105

			583,243

	Chemicals–0.19%
	Braskem ADR	9,701	243,495
	Israel Chemicals	8,725	150,584

LVIP Delaware Foundation® Aggressive Allocation Fund–12

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	EMERGING MARKETS (continued)
	Chemicals (continued)

†	Petronas Chemicals Group	89,100	$159,504

			553,583

	Commercial Banks–1.27%
	ABSA Group	5,801	122,587
	Akbank	18,583	103,406
	Banco Bradesco ADR	8,876	180,094
	Banco Santander Brasil ADR	26,400	359,040
	Bangkok Bank	28,883	140,823
	Bank of China Class H	492,800	259,952
	China Construction Bank Class H	289,927	259,993
	Credicorp	1,600	190,256
@	Hong Leong Bank	50,805	151,583
	Industrial & Commercial Bank of China Class H	323,637	241,088
	Malayan Banking Berhad	94,071	259,317
†	OTP Bank	7,772	187,489
	Powszechna Kasa Oszczednosci Bank Polski	10,171	148,706
@	Sberbank	191,526	652,529
	Standard Bank Group	18,458	299,646
	Turkiye Is Bankasi Class C	23,381	83,401
	VTB Bank GDR	13,896	90,046

			3,729,956

	Communications Equipment–0.03%
†	Foxconn International Holdings	128,000	89,423

			89,423

	Computers & Peripherals–0.74%
	Asustek Computer	9,000	85,465
	HTC	67,550	2,084,162

			2,169,627

	Construction & Engineering–0.09%
†	Empresas ADR	12,400	126,480
†	Torunlar Gayrimenkul Yatirim Ortakligi	30,673	127,713

			254,193

	Construction Materials–0.21%
	Cemex ADR	47,616	509,963
	Siam Cement NVDR	9,159	103,589

			613,552

	Diversified Consumer Services–0.03%
†	Leoch International Technology	14,000	7,439
†	Xueda Education ADR	6,200	69,874

			77,313

	Diversified Financial Services–0.33%
	Fubon Financial Holding	151,551	207,818
	KB Financial Group ADR	14,146	748,182

			956,000

	Diversified Telecommunication Services–0.37%
	China Telecom Class H	160,000	83,783
†	Chunghwa Telecom ADR	31,149	787,135
	KT ADR	10,024	208,499

			1,079,417

	Electric Utilities–0.26%
	Centrais Eletricas Brasileiras ADR	28,200	387,750
	Light	9,600	147,105
	Polska Grupa Energetyczna	30,884	241,551

			776,406

	Electronic Equipment, Instruments & Components–0.14%
	Hon Hai Precision Industry	73,893	297,651
	LG Display ADR	6,191	109,890

			407,541

	Energy Equipment & Services–0.01%
	Oil India	1,335	42,135

			42,135

	Food & Staples Retailing–0.04%
	Wal-Mart de Mexico Series V	40,804	116,689

			116,689

	Food Products–0.27%
	Brazil Foods ADR	12,972	218,967
@	Cresud ADR	13,200	250,536
†	Lotte Confectionery	192	258,226
	Tingyi Cayman Islands Holding	23,541	60,272

			788,001

	Household Durables–0.16%
	LG Electronics	3,360	353,605
†	Turk Sise ve Cam Fabrikalari	65,880	116,216

			469,821

	Independent Power Producers & Energy Traders–0.12%
	Datang International Power Generation Class H	279,477	98,163
	Huaneng Power International ADR	12,400	265,112

			363,275

	Industrial Conglomerates–0.04%
	Fosun International	167,740	123,229

			123,229

	Insurance–0.25%
	Cathay Financial Holdings	86,100	152,601
	Powszechny Zaklad Ubezpieczen	2,475	296,750
	Samsung Life Insurance	3,140	287,046

			736,397

LVIP Delaware Foundation® Aggressive Allocation Fund–13

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	EMERGING MARKETS (continued)

	Internet & Catalog Retail–0.06%
	Alibaba.com	95,000	$170,383

			170,383

	Internet Software & Services–0.39%
	Mediatek	4,008	57,365
†	Shanda Interactive Entertainment ADR	7,100	281,444
†	Sohu.com	12,700	806,323

			1,145,132

	IT Services–0.03%
†	Shanda Games ADR	14,700	94,668

			94,668

	Machinery–0.05%
	United Tractors	60,362	159,447

			159,447

	Media–0.12%
†	Grupo Televisa ADR	14,029	363,772

			363,772

	Metals & Mining–1.14%
	Anglo Platinum	2,669	279,643
	ArcelorMittal South Africa	18,028	215,574
	Cia de Minas Buenaventura ADR	3,760	184,090
	Impala Platinum Holdings	4,656	163,723
	MMC Norilsk Nickel ADR	11,377	269,294
	POSCO ADR	2,380	256,302
	Vale ADR	57,053	1,972,321

			3,340,947

	Oil, Gas & Consumable Fuels–1.58%
	China Petroleum & Chemical ADR	1,012	96,838
	Gazprom ADR	19,680	496,920
	LUKOIL ADR	2,731	156,268
	PetroChina ADR	1,744	229,319
	Petroleo Brasileiro SA ADR	30,069	1,137,811
	Petroleo Brasileiro SP ADR	30,900	1,055,853
	Polski Koncern Naftowy Orlen	10,002	154,500
	PTT	22,208	235,707
@	PTT Exploration & Production	14,677	81,782
#	Reliance Industries GDR 144A	6,498	308,655
	Rosneft Oil GDR	39,800	284,968
	Sasol ADR	5,273	274,460
	Tambang Batubara Bukit Asam	53,178	135,453

			4,648,534

	Paper & Forest Products–0.06%
†	Fibria Celulose ADR	12,014	192,224

			192,224

	Pharmaceuticals–0.06%
†	Hypermarcas	13,900	188,706

			188,706

	Professional Services–0.07%
	Santos Brasil Participacoes	15,000	207,888

			207,888

	Real Estate Management & Development–0.25%
	Cyrela Brazil Realty	16,255	214,017
@	IRSA Inversiones y Representaciones ADR	5,788	93,129
	KLCC Property Holdings	105,563	114,687
†	UEM Land Holdings	394,058	311,821

			733,654

	Road & Rail–0.06%
	All America Latina Logistica	11,000	99,425
	Guangshen Railway ADR	3,800	74,290

			173,715

	Semiconductors & Semiconductor Equipment–0.52%
†	MStar Semiconductor	4,000	38,533
	Samsung Electronics	873	738,887
	Taiwan Semiconductor Manufacturing	98,944	240,830
	Taiwan Semiconductors Manufacturing ADR	14,700	184,338
	United Microelectronics	603,000	336,952

			1,539,540

	Tobacco–0.06%
	KT&G	3,315	191,287

			191,287

	Wireless Telecommunication Services–0.68%
	America Movil ADR	1,479	84,806
	LG Uplus	30,030	192,031
	Mobile Telesystems ADR	1	10
	SK Telecom ADR	31,235	581,908
	Turkcell Iletisim Hizmet ADR	22,210	380,457
	Vivo Participacoes ADR	6,100	198,799
	Vodacom Group	48,585	560,873

			1,998,884

	Total Emerging Markets (Cost $22,161,042)		29,080,141

	Total Common Stock (Cost $154,780,286)		198,294,305

LVIP Delaware Foundation® Aggressive Allocation Fund–14

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	CONVERTIBLE PREFERRED STOCK–0.01%
	Aspen Insurance 5.625% exercise price $24.28, expiration date 12/31/49	200	$11,038
	Healthsouth 6.50% exercise price $30.50, expiration date 12/31/49	30	29,182

	Total Convertible Preferred Stock (Cost $38,450)		40,220

	EXCHANGE-TRADED FUNDS–9.16%
	iShares MSCI EAFE Growth Index Fund	217,500	13,283,812
	iShares MSCI EAFE Index Fund	222,820	12,974,809
	Vanguard Europe Pacific	19,000	686,850

	Total Exchange-Traded Funds (Cost $21,133,701)		26,945,471

	PREFERRED STOCK–0.02%
@	AK Transneft 0.58%	39	54,210
†	US Airways Series A	8	0

	Total Preferred Stock (Cost $24,243)		54,210

		Principal
		Amount°

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.20%
	Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	83	94
	Fannie Mae REMICs Series 2003-26 AT 5.00% 11/25/32	155,000	164,603
	Series 2003-122 AJ 4.50% 2/25/28	18,599	19,260
	Series 2010-41 PN 4.50% 4/25/40	65,000	65,597
	Freddie Mac REMICs Series 2326 ZQ 6.50% 6/15/31	20,361	22,735
	Series 2662 MA 4.50% 10/15/31	12,243	12,717
	Series 2694 QG 4.50% 1/15/29	28,864	29,477
	Series 2890 PC 5.00% 7/15/30	30,000	31,372
	Series 3128 BC 5.00% 10/15/27	30,000	30,539
	GNMA Series 2010-113 KE 4.50% 9/20/40	155,000	155,672
	NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	50,000	48,614

	Total Agency Collateralized Mortgage Obligations (Cost $590,916)		580,680

	AGENCY MORTGAGE-BACKED SECURITIES–3.05%
•	Fannie Mae ARM 4.979% 8/1/35	16,310	17,341
	Fannie Mae S.F. 15 yr
	4.00% 7/1/24	209,413	215,990
	4.00% 7/1/25	173,091	178,933
	4.00% 8/1/25	231,400	239,209
	4.00% 11/1/25	238,731	246,788
	5.00% 4/1/23	351,736	373,335
	5.50% 3/1/20	293,766	316,762
	Fannie Mae S.F. 15 yr TBA 4.50% 1/1/26	420,000	440,278
	Fannie Mae S.F. 30 yr 4.50% 3/1/39	34,258	35,197
	5.00% 9/1/35	28,975	30,591
	5.00% 2/1/38	26,367	27,741
	5.00% 7/1/40	832,051	875,339
	5.50% 4/1/37	115,451	125,166
	Fannie Mae S.F. 30 yr TBA 4.00% 1/1/40	690,000	686,335
	5.00% 1/1/41	530,000	557,163
	5.50% 1/1/41	1,530,000	1,636,861
	6.00% 1/1/41	1,950,000	2,119,407
•	Freddie Mac ARM 2.618% 12/1/33	22,031	22,901
	5.773% 6/1/37	13,344	14,139
	Freddie Mac S.F. 15 yr 4.50% 5/1/20	23,165	24,453
	5.50% 5/1/20	397,405	430,129
	Freddie Mac S.F. 30 yr 4.50% 10/1/35	26,310	27,126
	Freddie Mac S.F. 30 yr TBA 6.50% 1/1/41	295,000	326,989

	Total Agency Mortgage-Backed Securities (Cost $8,884,787)		8,968,173

	COMMERCIAL MORTGAGE-BACKED SECURITIES–1.06%
#	American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	100,000	108,126
	BOA Commercial Mortgage
	•Series 2005-6 A4 5.195% 9/10/47	100,000	107,406
	•Series 2005-1 A5 5.162% 11/10/42	60,000	64,658
	Series 2006-4 A4 5.634% 7/10/46	150,000	160,942

LVIP Delaware Foundation® Aggressive Allocation Fund–15

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
	Bear Stearns Commercial Mortgage Securities
	•Series 2005-PW10 A4 5.405% 12/11/40	105,000	$112,184
	•Series 2006-PW12 A4 5.722% 9/11/38	150,000	163,660
	Series 2006-PW14 A4 5.201% 12/11/38	90,000	95,065
◆	Commercial Mortgage Pass Through Certificates
	•Series 2005-C6 A5A 5.116% 6/10/44	150,000	160,527
	#Series 2010-C1 A1 144A 3.156% 7/10/46	69,875	70,033
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A6 5.396% 8/10/38	125,000	134,265
	Series 2005-GG4 A4 4.761% 7/10/39	40,000	41,253
	Series 2005-GG4 A4A 4.751% 7/10/39	50,000	52,728
	#Series 2010-C1 A2 144A 4.592% 8/10/43	100,000	100,965
•	Greenwich Capital Commercial Funding
	Series 2004-GG1 A7 5.317% 6/10/36	90,000	97,074
	Series 2005-GG5 A5 5.224% 4/1/37	250,000	265,288
	JP Morgan Chase Commercial Mortgage Securities
	•Series 2005-LDP3 A4A 4.936% 8/15/42	50,000	52,987
	Series 2002-C1 A3 5.376% 7/12/37	100,000	104,490
	•Series 2005-LDP4 A4 4.918% 10/15/42	70,000	74,152
	•Series 2005-LDP5 A4 5.203% 12/15/44	328,750	353,919
	Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	125,000	130,513
•	Merrill Lynch Mortgage Trust Series 2006-C1 ASB 5.656% 5/12/39	100,000	105,277
•	Morgan Stanley Capital I Series 2004-T15 A4 5.27% 6/13/41	195,000	208,871
	Series 2007-T27 A4 5.648% 6/13/42	225,000	244,340
#	OBP Depositor Series 2010-OBP A 144A 4.646% 7/15/45	100,000	102,036

	Total Commercial Mortgage-Backed Securities (Cost $2,775,640)		3,110,759

	CONVERTIBLE BONDS–0.45%
	Aerospace & Defense–0.01%
	AAR 1.75% exercise price $29.43, expiration date 2/1/26	35,000	38,413

			38,413

	Biotechnology–0.02%
	Amgen 0.375% exercise price $79.48, expiration date 2/1/13	55,000	55,275

			55,275

	Capital Markets–0.01%
	Jefferies Group 3.875% exercise price $38.72, expiration date 11/1/29	33,000	34,774

			34,774

	Communication Services–0.01%
#	Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 12/1/40	16,000	16,320

			16,320

	Communications Equipment–0.01%
	Alcatel-Lucent USA 2.75% exercise price $15.35, expiration date 6/15/25	40,000	37,950

			37,950

	Computers & Peripherals–0.01%
	SanDisk 1.00% exercise price $82.36, expiration date 5/15/13	17,000	16,448

			16,448

	Containers& Packaging–0.01%
#	Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 6/1/15	21,000	21,236

			21,236

	Diversified Telecommunication Services–0.00%
	Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	11,000	11,028

			11,028

	Electronic Equipment, Instruments & Components–0.01%
Φ	General Cable 4.5% exercise price $36.75, expiration date 11/15/29	18,000	21,488

			21,488

LVIP Delaware Foundation® Aggressive Allocation Fund–16

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CONVERTIBLE BONDS (continued)

	Energy Equipment & Services–0.02%
	Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38	16,000	$16,120
	Transocean 1.50% exercise price $168.61, expiration date 12/15/37	29,000	28,710

			44,830

	Health Care Equipment & Supplies–0.08%
	Alere 3.00% exercise price $43.98, expiration date 5/15/16	21,000	22,339
Φ	Hologic 2.00% exercise price $38.59, expiration date 12/15/37	95,000	89,419
	Medtronic 1.625% exercise price $54.79, expiration date 4/15/13	121,000	122,360

			234,118

	Health Care Providers & Services–0.01%
	LifePoint Hospital 3.50% exercise price $51.79, expiration date 5/15/14	42,000	42,578

			42,578

	Internet Software & Services–0.01%
	VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	30,000	33,788

			33,788

	IT Services–0.01%
	Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	22,000	21,863

			21,863

	Media–0.01%
	Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27	25,000	22,469

			22,469

	Oil, Gas & Consumable Fuels–0.03%
	Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	115,000	90,131

			90,131

	Paper & Forest Products–0.04%
	Rayonier TRS Holdings 3.75% exercise price $54.81, expiration date 10/15/12	78,000	86,580
#	Sino Forrest 144A 5.00% exercise price $20.29, expiration date 8/1/13	33,000	44,426

			131,006

	Real Estate Investment Trusts–0.08%
#	Digital Realty Trust 144A 5.50% exercise price $42.49, expiration date 4/15/29	15,000	20,138
	Health Care REIT 4.75% exercise price $50.00, expiration date 7/15/27	31,000	34,449
#	Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/15/30	50,000	61,249
	National Retail Properties 5.125% exercise price $25.42, expiration date 6/15/28	90,000	104,849

			220,685

	Semiconductors & Semiconductor Equipment–0.03%
	Intel 2.95% exercise price $30.75, expiration date 12/15/35	35,000	35,044
	Linear Technology 3.00% exercise price $44.72, expiration date 5/1/27	62,000	66,030

			101,074

	Wireless Telecommunication Services–0.04%
	Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	95,000	85,499
	NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	25,000	24,656
	SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	14,000	20,860

			131,015

	Total Convertible Bonds (Cost $1,174,344)		1,326,489

	CORPORATE BONDS–11.48%
	Aerospace & Defense–0.14%
	L-3 Communications 4.75% 7/15/20	150,000	147,651
	5.875% 1/15/15	41,000	41,974
#	Meccanica Holdings 144A 6.25% 7/15/19	200,000	211,800

			401,425

	Airlines–0.02%
#	United Air Lines 144A 12.00% 11/1/13	53,000	58,698

			58,698

LVIP Delaware Foundation® Aggressive Allocation Fund–17

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	CORPORATE BONDS (continued)

	Auto Components–0.06%
#	Allison Transmission 144A 11.00% 11/1/15		69,000	$75,555
	America Axle & Manufacturing 7.875% 3/1/17		27,000	27,776
	ArvinMeritor 8.125% 9/15/15		77,000	80,947

				184,278

	Automobiles–0.05%
	Ford Motor 7.45% 7/16/31		126,000	135,608

				135,608

	Beverages–0.19%
	Anheuser-Busch InBev Worldwide 5.00% 4/15/20		155,000	164,129
	#144A 5.375% 11/15/14		185,000	204,003
	Coca-Cola Enterprises 3.50% 9/15/20		210,000	197,028

				565,160

	Building Products–0.03%
	Ply Gem Industries 13.125% 7/15/14		71,000	75,793

				75,793

	Capital Markets–0.38%
•	Bear Stearns 4.408% 12/7/12	AUD	230,000	231,096
	E Trade Financial PIK 12.50% 11/30/17		87,000	102,660
	Goldman Sachs Group 3.70% 8/1/15		30,000	30,599
	5.375% 3/15/20		265,000	274,336
	Jefferies Group 6.25% 1/15/36		90,000	80,862
	6.45% 6/8/27		50,000	47,924
	Lazard Group 6.85% 6/15/17		35,000	36,662
	7.125% 5/15/15		118,000	127,181
	Nuveen Investments 10.50% 11/15/15		109,000	111,998
#	Pinafore 144A 9.00% 10/1/18		65,000	70,525

				1,113,843

	Chemicals–0.29%
	CF Industries 7.125% 5/1/20		50,000	54,875
	Dow Chemical 4.25% 11/15/20		30,000	28,851
	8.55% 5/15/19		230,000	288,698
	duPont (E.I.) deNemours 3.625% 1/15/21		300,000	290,662
	Hexion US Finance 8.875% 2/1/18		50,000	53,688
#	MacDermid 144A 9.50% 4/15/17		49,000	51,940
	Momentive Performance Materials 11.50% 12/1/16		80,000	87,200

				855,914

	Commercial Banks–0.93%
	BB&T 5.25% 11/1/19		235,000	243,853
•	BB&T Capital Trust IV 6.82% 6/12/57		75,000	74,250
	City National 5.25% 9/15/20		100,000	97,973
	JPMorgan Chase 4.40% 7/22/20		60,000	59,169
	7.00% 6/28/17	RUB	4,000,000	119,640
	JPMorgan Chase Bank 5.875% 6/13/16		250,000	273,746
	KeyBank North America 5.80% 7/1/14		250,000	268,090
	PNC Funding 5.125% 2/8/20		115,000	120,081
	5.25% 11/15/15		3,000	3,214
	5.625% 2/1/17		335,000	358,554
•#	PNC Preferred Funding Trust II 144A 6.113% 3/29/49		100,000	74,538
	Rabobank Nederland 2.125% 10/13/15		40,000	38,728
	•#144A 11.00% 12/29/49		85,000	110,186
•	SunTrust Capital VIII 6.10% 12/15/36		30,000	27,535
	SVB Financial Group 5.375% 9/15/20		160,000	154,139
•	USB Capital IX 6.189% 10/29/49		285,000	222,300
	Wachovia 5.25% 8/1/14		195,000	208,136
	5.625% 10/15/16		95,000	103,473
•	Wells Fargo Capital XIII 7.70% 12/29/49		80,000	83,100
	Zions Bancorporation 5.65% 5/15/14		94,000	94,032

				2,734,737

	Commercial Services & Supplies–0.26%
	Allied Waste North America 6.875% 6/1/17		140,000	154,200
	7.125% 5/15/16		70,000	74,195
	ARAMARK 8.50% 2/1/15		34,000	35,700
#	Brambles USA 144A 3.95% 4/1/15		150,000	152,305

LVIP Delaware Foundation® Aggressive Allocation Fund–18

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Commercial Services & Supplies (continued)
	5.35% 4/1/20	50,000	$50,815
	Casella Waste Systems 9.75% 2/1/13	15,000	15,075
	11.00% 7/15/14	55,000	61,119
	Corrections Corporation of America 7.75% 6/1/17	39,000	41,584
	FTI Consulting 7.75% 10/1/16	2,000	2,070
	#144A 6.75% 10/1/20	45,000	44,888
	International Lease Finance 6.625% 11/15/13	85,000	87,231
	8.25% 12/15/20	35,000	36,094
	Mobile Mini 6.875% 5/1/15	12,000	12,240

			767,516

	Computers & Peripherals–0.03%
#	Seagate Technology International 144A 10.00% 5/1/14	80,000	94,200

			94,200

	Consumer Finance–0.04%
	Ford Motor Credit 12.00% 5/15/15	100,000	125,905

			125,905

	Containers & Packaging–0.06%
#	Berry Plastics 144A 9.75% 1/15/21	30,000	29,850
	Intertape Polymer 8.50% 8/1/14	29,000	24,070
#	Plastipak Holdings 144A 10.625% 8/15/19	64,000	72,240
	Pregis 12.375% 10/15/13	60,000	59,100

			185,260

	Diversified Consumer Services–0.04%
	Yale University 2.90% 10/15/14	125,000	129,044

			129,044

	Diversified Financial Services–0.27%
	BOA 3.70% 9/1/15	75,000	74,431
	Capital One Capital V 10.25% 8/15/39	45,000	48,431
	General Electric Capital 4.375% 9/16/20	155,000	152,842
	6.00% 8/7/19	386,000	430,190
	Oesterreichische Kontrollbank 1.75% 10/5/15	80,000	77,516

			783,410

	Diversified Telecommunication Services–1.06%
	AT&T 6.50% 9/1/37	160,000	173,119
	6.70% 11/15/13	75,000	85,269
#	AT&T 144A 5.35% 9/1/40	105,000	99,104
	Cincinnati Bell 7.00% 2/15/15	19,000	18,953
#	Clearwire Communications 144A 12.00% 12/1/15	186,000	201,578
	Global Crossing 12.00% 9/15/15	62,000	70,215
	Hughes Network Systems 9.50% 4/15/14	48,000	49,740
#	Intelsat Jackson Holdings 144A 7.25% 10/15/20	75,000	76,125
	Level 3 Financing 9.25% 11/1/14	5,000	4,988
	10.00% 2/1/18	55,000	53,075
	PAETEC Holding 8.875% 6/30/17	14,000	15,015
	9.50% 7/15/15	45,000	46,800
	Qwest 8.375% 5/1/16	360,000	428,399
#	Telcordia Technologies 144A 11.00% 5/1/18	25,000	25,250
	Telecom Italia Capital 5.25% 10/1/15	335,000	343,349
	6.175% 6/18/14	115,000	122,394
	Telefonica Emisiones 6.421% 6/20/16	255,000	279,036
	Telesat Canada 11.00% 11/1/15	82,000	92,455
	12.50% 11/1/17	16,000	18,920
	Verizon Communications 6.40% 2/15/38	435,000	482,815
	Virgin Media Secured 6.50% 1/15/18	300,000	317,249
#	Wind Acquisition Finance 144A 11.75% 7/15/17	100,000	113,250
	Windstream 8.125% 8/1/13	10,000	11,050

			3,128,148

	Electric Utilities–0.88%
	Ameren Illinois 9.75% 11/15/18	258,000	331,424
#	American Transmission Systems 144A 5.25% 1/15/22	175,000	179,747
#	Calpine 144A 7.875% 7/31/20	45,000	45,788
	Commonwealth Edison 4.00% 8/1/20	205,000	202,140
	5.80% 3/15/18	85,000	95,449

LVIP Delaware Foundation® Aggressive Allocation Fund–19

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)
	Electric Utilities (continued)

	Consumers Energy 6.70% 9/15/19	10,000	$11,943
	Dominion Resources 5.60% 11/15/16	35,000	39,443
	6.00% 11/30/17	60,000	68,032
	Duke Energy Ohio 5.45% 4/1/19	60,000	66,997
	Exelon Generation 4.00% 10/1/20	180,000	168,784
	5.75% 10/1/41	65,000	62,146
	Florida Power 5.65% 6/15/18	40,000	45,234
	Florida Power & Light 5.25% 2/1/41	80,000	81,263
#	GenOn Energy 144A 9.875% 10/15/20	30,000	29,925
	Jersey Central Power & Light 5.625% 5/1/16	50,000	55,101
	7.35% 2/1/19	15,000	17,779
#	LG&E & KU Energy 144A 3.75% 11/15/20	140,000	133,555
	Mirant North America 7.375% 12/31/13	1,000	1,019
	Oncor Electric Delivery 7.00% 9/1/22	55,000	64,740
	#144A 5.00% 9/30/17	85,000	89,894
	#144A 5.25% 9/30/40	25,000	24,102
	Pacific Gas & Electric 5.625% 11/30/17	25,000	28,186
	PacifiCorp 5.50% 1/15/19	80,000	90,348
	Pennsylvania Electric 5.20% 4/1/20	130,000	134,541
	PPL Electric Utilities 7.125% 11/30/13	15,000	17,286
	Public Service Oklahoma 5.15% 12/1/19	120,000	125,864
•	Puget Sound Energy 6.974% 6/1/67	60,000	59,277
	Southern California Edison 5.50% 8/15/18	150,000	169,588
#	Tampa Electric 144A 5.40% 5/15/21	140,000	150,599

			2,590,194

	Electronic Equipment, Instruments & Components–0.03%
	Jabil Circuit 7.75% 7/15/16	21,000	23,678
	Sanmina-SCI 8.125% 3/1/16	62,000	62,930

			86,608

	Energy Equipment & Services–0.23%
	Complete Production Services 8.00% 12/15/16	53,000	55,120
#	Helix Energy Solutions Group 144A 9.50% 1/15/16	74,000	76,405
#	Hercules Offshore 144A 10.50% 10/15/17	55,000	45,788
	Key Energy Services 8.375% 12/1/14	75,000	79,500
	Transocean 6.50% 11/15/20	105,000	111,684
	Weatherford International Bermuda 5.125% 9/15/20	105,000	104,676
	9.625% 3/1/19	155,000	199,191

			672,364

	Food & Staples Retailing–0.18%
◆#	CVS Pass Through Trust 144A 5.773% 1/31/33	15,000	14,921
	8.353% 7/10/31	180,539	215,618
#	Delhaize Group 144A 5.70% 10/1/40	143,000	136,593
	Ingles Markets 8.875% 5/15/17	32,000	34,400
	New Albertsons 7.25% 5/1/13	2,000	2,015
	Supervalu 8.00% 5/1/16	35,000	33,688
	Tops Markets 10.125% 10/15/15	23,000	23,748
#	Woolworths 144A 4.00% 9/22/20	80,000	77,624

			538,607

	Food Products–0.12%
#	Dole Food 144A 8.00% 10/1/16	68,000	72,080
	Hershey 4.125% 12/1/20	45,000	45,474
	Kellogg 4.00% 12/15/20	85,000	84,001
	Smithfield Foods 7.75% 7/1/17	55,000	57,475
	#144A 10.00% 7/15/14	23,000	26,623
	Tyson Foods 10.50% 3/1/14	6,000	7,125
#	Viskase 144A 9.875% 1/15/18	61,000	63,898

			356,676

	Gas Utilities–0.13%
	AmeriGas Partners 7.125% 5/20/16	4,000	4,160
	Centerpoint Energy 5.95% 2/1/17	95,000	102,203

LVIP Delaware Foundation® Aggressive Allocation Fund–20

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)
	Gas Utilities (continued)

	Inergy Finance 8.25% 3/1/16	3,000	$3,143
	8.75% 3/1/15	2,000	2,140
#	SEMCO Energy 144A 5.15% 4/21/20	175,000	180,489
	Sempra Energy 6.15% 6/15/18	80,000	91,654

			383,789

	Health Care Equipment & Supplies–0.63%
	Alere 9.00% 5/15/16	52,000	53,820
	Bard (CR) 4.40% 1/15/21	65,000	66,178
	Baxter International 4.50% 8/15/19	230,000	241,632
	Biomet 11.625% 10/15/17	13,000	14,430
	Biomet PIK 10.375% 10/15/17	26,000	28,535
	CareFusion 6.375% 8/1/19	325,000	367,798
	Covidien International Finance 4.20% 6/15/20	580,000	580,975
	Hospira 6.40% 5/15/15	235,000	266,326
#	Mylan 144A 6.00% 11/15/18	40,000	39,400
	Zimmer Holdings 4.625% 11/30/19	195,000	200,583

			1,859,677

	Health Care Providers & Services–0.17%
#	HCA Holdings 144A 7.75% 5/15/21	60,000	60,150
	Medco Health Solutions 4.125% 9/15/20	145,000	140,481
	7.125% 3/15/18	190,000	223,286
#	Radnet Management 144A 10.375% 4/1/18	25,000	23,500
	Select Medical 7.625% 2/1/15	51,000	51,255

			498,672

	Hotels, Restaurants & Leisure–0.20%
	Caesar Entertainment Operating 10.00% 12/15/18	54,000	49,545
	11.25% 6/1/17	35,000	39,550
	CKE Restaurants 11.375% 7/15/18	50,000	55,625
#	Dunkin Finance 144A 9.625% 12/1/18	45,000	45,675
#	Equinox Holdings 144A 9.50% 2/1/16	10,000	10,613
#	Marina District Finance 144A 9.875% 8/15/18	25,000	24,750
	MGM Resorts International 11.375% 3/1/18	49,000	53,410
	Mohegan Tribal Gaming Authority 6.875% 2/15/15	32,000	19,920
	NCL 11.75% 11/15/16	12,000	14,055
	OSI Restaurant Partners 10.00% 6/15/15	37,000	38,665
	Pinnacle Entertainment 8.75% 5/15/20	85,000	88,399
#	Pokagon Gaming Authority 144A 10.375% 6/15/14	34,000	35,615
	Royal Caribbean Cruises 6.875% 12/1/13	31,000	33,015
	7.00% 6/15/13	5,000	5,313
#	Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	48,000	33,360
	Wyndham Worldwide 5.75% 2/1/18	35,000	35,641

			583,151

	Household Durables–0.14%
#	Beazer Homes USA 144A 9.125% 5/15/19	25,000	23,813
	Jarden 6.125% 11/15/22	45,000	43,144
	7.50% 1/15/20	5,000	5,238
	K Hovnanian Enterprises 6.25% 1/15/15	23,000	17,710
	7.50% 5/15/16	36,000	25,830
	10.625% 10/15/16	41,000	42,230
	Mohawk Industries 6.875% 1/15/16	4,000	4,310
	Norcraft Holdings 9.75% 9/1/12	63,000	63,708
	Ryland Group 8.40% 5/15/17	34,000	37,825
#	Scotts Miracle-Gro 144A 6.625% 12/15/20	25,000	25,125
#	Sealy Mattress 144A 10.875% 4/15/16	2,000	2,270
	Standard Pacific 10.75% 9/15/16	45,000	52,088
	Yankee Acquisition 9.75% 2/15/17	52,000	54,470

			397,761

	Independent Power Producers & Energy Traders–0.05%
	AES 7.75% 3/1/14	1,000	1,073
	8.00% 6/1/20	35,000	37,275

LVIP Delaware Foundation® Aggressive Allocation Fund–21

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	CORPORATE BONDS (continued)
	Independent Power Producers & Energy Traders (continued)

	Dynegy Holdings 7.75% 6/1/19		14,000	$9,415
	8.375% 5/1/16		55,000	41,388
	NRG Energy 7.375% 2/1/16		43,000	44,182

				133,333

	Insurance–0.34%
	American International Group 6.40% 12/15/20		65,000	68,324
•	Chubb 6.375% 3/29/67		115,000	120,463
•	Genworth Financial 6.15% 11/15/66		60,000	47,700
•#	Liberty Mutual Group 144A 7.00% 3/15/37		35,000	31,477
	MetLife 6.817% 8/15/18		445,000	519,605
	Prudential Financial 3.875% 1/14/15		85,000	87,774
	4.50% 11/15/20		75,000	73,491
π•	XL Capital 6.50% 12/31/49		50,000	43,500

				992,334

	Internet Software & Services–0.09%
	GXS Worldwide 9.75% 6/15/15		86,000	85,355
	Symantec 4.20% 9/15/20		165,000	151,665
	Terremark Worldwide 12.00% 6/15/17		32,000	36,800

				273,820

	IT Services–0.02%
	SunGard Data Systems 10.25% 8/15/15		24,000	25,290
#	Unisys 144A 12.75% 10/15/14		36,000	42,750

				68,040

	Life Sciences Tools & Services–0.39%
	Amgen 3.45% 10/1/20		150,000	143,217
	Bio-Rad Laboratories 4.875% 12/15/20		145,000	141,517
	8.00% 9/15/16		4,000	4,360
	Celgene 3.95% 10/15/20		150,000	142,895
	Genzyme 3.625% 6/15/15		480,000	493,289
	5.00% 6/15/20		120,000	126,221
	Life Technologies 6.00% 3/1/20		100,000	107,303

				1,158,802

	Machinery–0.04%
	Case New Holland 7.75% 9/1/13		45,000	48,600
	RBS Global/Rexnord 11.75% 8/1/16		40,000	43,100
	TriMas 9.75% 12/15/17		32,000	35,200

				126,900

	Media–0.82%
#	Affinion Group 144A 7.875% 12/15/18		65,000	63,700
#	Charter Communications Operating 144A 10.875% 9/15/14		70,000	78,575
	Comcast 5.875% 2/15/18		105,000	116,746
#	Cox Communications 144A 6.25% 6/1/18		60,000	67,112
	CSC Holdings 6.75% 4/15/12		11,000	11,454
	DIRECTV Holdings 4.60% 2/15/21		170,000	168,125
	7.625% 5/15/16		310,000	344,094
	DISH DBS 7.875% 9/1/19		40,000	42,000
	Lamar Media 6.625% 8/15/15		6,000	6,180
	LIN Television 6.50% 5/15/13		9,000	9,045
#	NBC Universal 144A 2.875% 4/1/16		175,000	171,174
	4.375% 4/1/21		280,000	272,323
	Nielsen Finance 11.625% 2/1/14		14,000	16,275
	Shaw Communications 6.75% 11/9/39	CAD	492,000	490,100
#	Sinclair Television Group 144A 9.25% 11/1/17		32,000	34,800
#	Sirius XM Radio 144A 8.75% 4/1/15		70,000	76,125
	9.75% 9/1/15		10,000	11,275
	Time Warner Cable 4.125% 2/15/21		110,000	104,883
	8.25% 4/1/19		128,000	159,246
#	Vivendi 144A 6.625% 4/4/18		100,000	111,517
#	XM Satellite Radio 144A 13.00% 8/1/13		50,000	59,750

				2,414,499

	Metals & Mining–0.32%
	AK Steel 7.625% 5/15/20		25,000	25,188
	Alcoa 6.15% 8/15/20		68,000	69,955

LVIP Delaware Foundation® Aggressive Allocation Fund–22

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)
	Metals & Mining (continued)

#	Algoma Acqusition 144A 9.875% 6/15/15	55,000	$49,775
	ArcelorMittal 9.85% 6/1/19	145,000	183,532
	Century Aluminum 8.00% 5/15/14	57,500	60,734
	Cliffs Natural Resources 4.80% 10/1/20	40,000	39,159
	5.90% 3/15/20	45,000	47,493
	6.25% 10/1/40	90,000	87,909
	Compass Minerals International 8.00% 6/1/19	6,000	6,570
#	FMG Resources August 2006 144A 7.00% 11/1/15	55,000	56,650
•	Noranda Aluminum Acquisition PIK 5.193% 5/15/15	47,965	43,588
	Reliance Steel & Aluminum 6.85% 11/15/36	100,000	92,880
	Ryerson
•	7.662% 11/1/14	3,000	2,805
	12.00% 11/1/15	56,000	58,940
	Steel Dynamics 7.75% 4/15/16	32,000	33,840
	Teck Resources 9.75% 5/15/14	67,000	83,904

			942,922

	Multiline Retail–0.09%
	Burlington Coat Factory Investment Holdings 14.50% 10/15/14	106,000	112,095
	Macy’s Retail Holdings 5.90% 12/1/16	102,000	109,395
#	Sears Holdings 144A 6.625% 10/15/18	50,000	46,875

			268,365

	Multi-Utilities–0.06%
	CMS Energy 6.55% 7/17/17	70,000	74,770
	8.75% 6/15/19	95,000	112,215

			186,985

	Oil, Gas & Consumable Fuels–1.43%
	Anadarko Petroleum 5.95% 9/15/16	125,000	134,449
	Antero Resources Finance 9.375% 12/1/17	23,000	24,179
	Chaparral Energy 8.50% 12/1/15	22,000	22,495
	Chesapeake Energy 6.50% 8/15/17	114,000	115,140
	Copano Energy 7.75% 6/1/18	5,000	5,125
	Ecopetrol 7.625% 7/23/19	31,000	35,960
#	El Paso Performance-Linked Trust 144A 7.75% 7/15/11	88,000	90,524
	El Paso Pipeline Partners Operating 4.10% 11/15/15	75,000	74,620
•	Enbridge Energy 8.05% 10/1/37	75,000	77,225
	Energy Transfer Partners 9.70% 3/15/19	200,000	258,879
#	ENI 144A 4.15% 10/1/20	480,000	466,547
	Enterprise Products Operating 6.30% 9/15/17	15,000	16,949
	•7.034% 1/15/68	135,000	140,256
	9.75% 1/31/14	135,000	163,183
	EOG Resources 4.10% 2/1/21	90,000	88,698
	Forest Oil 7.25% 6/15/19	22,000	22,440
#	Hilcorp Energy I 144A 7.75% 11/1/15	51,000	52,913
	Holly 9.875% 6/15/17	40,000	43,800
	Kinder Morgan Energy 6.00% 2/1/17	90,000	99,492
	6.55% 9/15/40	90,000	94,938
	9.00% 2/1/19	125,000	157,650
#	Linn Energy Finance 144A 8.625% 4/15/20	25,000	27,063
#	Midcontinent Express Pipeline 144A 5.45% 9/15/14	95,000	101,515
#	Murray Energy 144A 10.25% 10/15/15	46,000	48,530
	Nexen 7.50% 7/30/39	115,000	125,448
#	NFR Energy Finance 144A 9.75% 2/15/17	35,000	34,738
	Noble Energy 8.25% 3/1/19	155,000	193,986
	Occidental Petroleum 4.10% 2/1/21	90,000	91,668
	OPTI Canada 7.875% 12/15/14	21,000	14,936
	8.25% 12/15/14	38,000	27,265
	#144A 9.00% 12/15/12	40,000	40,300
	Pemex Project Funding Master Trust 6.625% 6/15/35	60,000	61,350
	Petrobras International Finance 5.75% 1/20/20	50,000	52,128
	5.875% 3/1/18	20,000	21,396

LVIP Delaware Foundation® Aggressive Allocation Fund–23

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Oil, Gas & Consumable Fuels (continued)
	Petrohawk Energy 7.875% 6/1/15	62,000	$64,868
	10.50% 8/1/14	2,000	2,290
	Petroleum Development 12.00% 2/15/18	39,000	43,875
	Plains All American Pipeline 8.75% 5/1/19	125,000	155,364
	Pride International 6.875% 8/15/20	205,000	213,712
	Quicksilver Resources 7.125% 4/1/16	34,000	32,725
	Range Resources 8.00% 5/15/19	30,000	32,813
#	SandRidge Energy 144A 9.875% 5/15/16	76,000	80,750
	Total Capital 2.30% 3/15/16	285,000	278,744
•	TransCanada Pipelines 6.35% 5/15/67	135,000	133,476
#	Woodside Finance 144A 4.50% 11/10/14	80,000	84,160
	8.125% 3/1/14	60,000	69,079

			4,217,641

	Paper & Forest Products–0.17%
#	Georgia-Pacific 144A 5.40% 11/1/20	95,000	94,101
	International Paper 9.375% 5/15/19	285,000	367,155
	Smurfit Kappa Funding 7.75% 4/1/15	41,000	42,230

			503,486

	Pharmaceuticals–0.10%
	Merck 3.875% 1/15/21	100,000	99,582
#	Novasep Holding 144A 9.75% 12/15/16	100,000	71,000
#	Roche Holdings 144A 6.00% 3/1/19	100,000	116,476

			287,058

	Real Estate Investment Trusts–0.17%
	Developers Diversified Realty 5.375% 10/15/12	110,000	113,220
	7.50% 4/1/17	10,000	11,185
	9.625% 3/15/16	30,000	35,639
	Digital Realty Trust 5.875% 2/1/20	65,000	66,244
	Host Hotels & Resorts 6.375% 3/15/15	35,000	35,700
	Liberty Property 4.75% 10/1/20	45,000	44,616
#	Qatari Diar Finance 144A 5.00% 7/21/20	100,000	99,900
	Regency Centers 4.80% 4/15/21	95,000	90,782

			497,286

	Road & Rail–0.22%
	Burlington Northern Santa Fe 3.60% 9/1/20	20,000	19,186
	4.70% 10/1/19	190,000	198,928
	5.65% 5/1/17	25,000	27,900
	5.75% 3/15/18	5,000	5,642
	Canadian Pacific Railway 4.45% 3/15/23	125,000	121,236
#	ERAC USA Finance 144A 5.25% 10/1/20	250,000	254,696
	Kansas City Southern de Mexico 8.00% 2/1/18	25,000	27,188

			654,776

	Semiconductors & Semiconductor Equipment–0.06%
	National Semiconductor 6.60% 6/15/17	150,000	165,932

			165,932

	Specialty Retail–0.02%
	Sally Holdings Capital 10.50% 11/15/16	49,000	54,268

			54,268

	Textiles, Apparel & Luxury Goods–0.02%
#	Hanesbrands 144A 6.375% 12/15/20	55,000	52,525
#	Invista 144A 9.25% 5/1/12	1,000	1,020

			53,545

	Tobacco–0.04%
#	Reynolds Group Issuer 144A 9.00% 4/15/19	100,000	104,124

			104,124

	Trading Companies & Distributors–0.02%
	RSC Equipment Rental 10.25% 11/15/19	45,000	50,400

			50,400

	Wireless Telecommunication Services–0.45%
	America Movil 5.00% 3/30/20	230,000	240,222
	6.375% 3/1/35	89,000	97,996
	American Tower 5.05% 9/1/20	105,000	103,456
#	Cricket Communications 144A 7.75% 10/15/20	60,000	57,300

LVIP Delaware Foundation® Aggressive Allocation Fund–24

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	CORPORATE BONDS (continued)

	Wireless Telecommunication Services (continued)
#	Crown Castle Towers 144A 4.883% 8/15/20		455,000	$438,126
#	Digicel 144A 12.00% 4/1/14		105,000	122,588
	MetroPCS Wireless 6.625% 11/15/20		30,000	28,650
	NII Capital 10.00% 8/15/16		63,000	70,088
	Rogers Communications 6.68% 11/4/39	CAD	50,000	53,601
	Sprint Capital 8.75% 3/15/32		79,000	80,185
	Windstream 7.875% 11/1/17		32,000	33,800

				1,326,012

	Total Corporate Bonds (Cost $32,792,423)			33,786,966

	NON-AGENCY ASSET-BACKED SECURITIES–0.57%
	Ally Auto Receivables Trust Series 2010-2 A3 1.38% 7/15/14		45,000	45,245
•	American Express Credit Account Master Trust Series 2010-1 B 0.860% 11/16/15		100,000	99,885
	Capital One Multi-Asset Execution Trust
	•Series 2006-A7 A7 0.291% 3/17/14		140,000	139,883
	Series 2007-A7 A7 5.75% 7/15/20		390,000	443,173
#	CIT Equipment Collateral 144A Series 2009-VT1 A3 3.07% 8/15/16		80,231	81,055
	Series 2010-VT1A A3 2.41% 5/15/13		100,000	100,836
•	Citibank Credit Card Issuance Trust Series 2004-C1 C1 0.910% 7/15/13		55,000	54,716
	Series 2009-A1 A1 2.01% 3/17/14		100,000	101,785
	CNH Equipment Trust Series 2009-C A3 1.85% 12/16/13		45,000	45,370
	Series 2010-A A4 2.49% 4/15/30		125,000	127,806
	Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		100,000	113,454
	Ford Credit Auto Owner Trust Series 2010-B B 2.54% 2/15/16		100,000	100,501
•	Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.810% 9/15/14		100,000	101,465
	Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/17/14		100,000	100,830
	World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12		13,170	13,272

	Total Non-Agency Asset-Backed Securities (Cost $1,627,053)			1,669,276

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.08%
	BOA Alternative Loan Trust Series 2005-3 2A1 5.50% 4/25/20		10,282	9,703
	Series 2005-5 2CB1 6.00% 6/25/35		5,090	3,875
	@Series 2005-6 7A1 5.50% 7/25/20		8,051	7,845
	•ChaseFlex Trust Series 2006-1 A4 6.30% 6/25/36		100,000	74,317
@◆	Countrywide Home Loan Mortgage Pass Through Trust Series 2006-17 A5 6.00% 12/25/36		1,693	1,605
•	GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.389% 1/25/36		36,921	32,425
•	JPMorgan Mortgage Trust Series 2005-A2 5A1 4.308% 4/25/35		18,377	18,489
	Series 2007-A1 7A4 5.290% 7/25/35		47,578	22,158
•	MASTR ARM Trust Series 2006-2 4A1 4.969% 2/25/36		15,643	14,737
	Wells Fargo Mortgage-Backed Securities Trust Series 2005-18 1A1 5.50% 1/25/36		36,703	35,298
	Series 2006-7 2A1 6.00% 6/25/36		14,254	13,558

	Total Non-Agency Collateralized Mortgage Obligations (Cost $188,139)			234,010

	REGIONAL BONDS–0.35%Δ
	Australia–0.16%
	New South Wales Treasury 2.75% 11/20/25	AUD	86,000	89,058

LVIP Delaware Foundation® Aggressive Allocation Fund–25

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	REGIONAL BONDS (continued)

	Australia (continued)
	6.00% 5/1/20	AUD	397,000	$402,963

				492,021

	Canada–0.19%
	Province of British Columbia 2.85% 6/15/15		80,000	82,443

	Province of Nova Scotia 2.375% 7/21/15		285,000	285,598
	Province of Ontario 4.40% 4/14/20		85,000	89,032
	Province of Quebec 4.60% 5/26/15		90,000	98,890

				555,963

	Total Regional Bonds (Cost $982,356)			1,047,984

«	SENIOR SECURED LOANS–1.31%
	Advantage Sales & Marketing 5.25% 11/29/17		65,000	65,285
	Affinion Group Tranche B 5.00% 10/7/16		69,824	69,780
	Allied Security Holdings 6.75% 2/23/15		72,948	73,655
	ATI Holdings 7.00% 3/12/16		24,812	24,813
	AutoTrader.com Tranche B 4.75% 11/16/16		100,000	100,740
	BNY ConvergEx Group 5.25% 11/29/16		65,000	65,461
	8.75% 11/29/17		65,000	66,706
	Bresnan Broadband Holdings 4.50% 12/6/17		125,000	125,838
	BWAY Holding Tranche B 5.522% 6/16/17		90,971	91,668
	Citadel Broadcasting Tranche B 0.00% 1/29/16		165,000	165,980
	Clear Channel Communication Tranche B 3.65% 1/29/16		105,000	91,560
	CommScope Bridge Loan 9.25% 10/26/11		55,000	55,000
	Community Health Systems 3.50% 1/25/17		59,850	59,728
	Darling International Tranch B 5.00% 11/9/16		70,000	70,700
	DaVita 4.50% 10/20/16		165,000	166,765
	Del Monte Foods Bridge loan 8.75% 11/28/11		50,000	50,000
	Delta Air Lines 8.75% 9/16/13		148,397	149,973
	Energy Future Holdings Tranche B2 3.94% 10/10/14		104,078	80,720
	Ford Motor Tanche B 3.05% 12/15/13		149,595	149,557
	Graham Packaging Tranche C 6.75% 4/5/14		76,763	77,811
	Grifols Tranche B 6.00% 6/4/16		160,000	162,046
	Harrahs Operating Tranche B1 3.00% 1/28/15		70,000	63,381
	HCA Tranche B2 3.539% 3/31/17		150,000	150,203
	ICL Industrial Containers Tranche C 5.56% 6/16/17		8,550	8,616
	Intelsat Jackson Holdings 5.25% 4/3/18		155,000	156,856
	JohnsonDiversey Tranche B 5.50% 11/24/15		51,475	51,877
	Knology Tranche B 5.50% 10/15/16		100,000	100,713
	MedAssets Tranche B 5.25% 11/15/16		70,000	70,481
	Multiplan Tranche B 6.50% 8/26/17		130,000	131,435
	New Development Holdings 7.00% 7/1/17		213,729	217,697
	Novelis Tranche B 5.25% 11/29/16		100,000	101,438
	Nuveen Investment Tranche B 3.302% 11/13/14		100,000	95,771
	Nuveen Investments 2nd Lien 12.50% 7/9/15		100,000	108,542
	PQ 6.82% 7/30/15		95,000	91,705
	Remy International Tranche B 6.25% 12/16/16		65,000	65,488
	Rental Service 2nd Lien 3.80% 10/7/13		160,000	157,100
	Rockwood Specialties Tranche H 6.00% 5/15/14		71,193	71,807
	Smurfit-Stone Container Enterprise 6.75% 6/30/16		54,725	55,731
	SunGard Data Systems Trance B 3.625% 2/28/16		54,582	54,343
	Syniverse Holdings 5.00% 10/28/17		35,000	35,449
	Univision Communications 4.51% 3/29/17		99,926	95,205

	Total Senior Secured Loans (Cost $3,785,466)			3,847,624

	SOVEREIGN BONDS–2.26%Δ
	Australia–0.37%
	Australian Government Bonds 3.00% 9/20/25	AUD	86,000	93,874

LVIP Delaware Foundation® Aggressive Allocation Fund–26

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	SOVEREIGN BONDS (continued)
	Australia (continued)

	4.50% 4/15/20	AUD	643,000	$609,089
	6.00% 2/15/17	AUD	360,000	378,870

				1,081,833

	Brazil–0.22%
	Federal Republic of Brazil 7.125% 1/20/37		100,000	119,750
	8.875% 10/14/19		100,000	132,500
	10.25% 1/10/28	BRL	276,000	173,545
	11.00% 8/17/40		156,000	210,522

				636,317

	Canada–0.04%
	Canadian Government Bond 3.75% 6/1/19	CAD	107,000	113,094

				113,094

	Chile–0.04%
	Republic of Chile 5.50% 8/5/20	CLP	50,000,000	109,250

				109,250

	Colombia–0.08%
	Republic of Columbia 7.75% 4/14/21	COP	295,000,000	183,223
	10.375% 1/28/33		40,000	60,200

				243,423

	France–0.05%
	France Government Bond O.A.T 3.75% 4/25/17	EUR	111,000	157,572

				157,572

	Germany–0.11%
	Deutschland Republic 2.25% 9/4/20	EUR	254,000	321,113

				321,113

	Indonesia–0.07%
	Indonesia Treasury Bonds 10.50% 8/15/30	IDR	690,000,000	85,025
	11.00% 11/15/20	IDR	820,000,000	110,975

				196,000

	Italy–0.04%
	Italy Buoni Poliennali Del Tesoro 4.25% 3/1/20	EUR	98,000	127,157

				127,157

	Mexico–0.09%
	Mexican Bonos 7.75% 12/14/17	MXN	1,680,000	145,029
	8.50% 12/13/18	MXN	798,000	71,541
	United Mexican States 5.95% 3/19/19		46,000	51,520

				268,090

	Norway–0.52%
	Eksportfinans 3.00% 11/17/14		105,000	108,451
	5.50% 5/25/16		250,000	281,726
	Norwegian Government Bonds 4.25% 5/19/17	NOK	1,990,000	359,582
	4.50% 5/22/19	NOK	2,280,000	418,356
	5.00% 5/15/15	NOK	2,012,000	374,212

				1,542,327

	Panama–0.05%
	Panama Government International Bonds 6.70% 1/26/36		27,000	30,240
	7.25% 3/15/15		110,000	127,600

				157,840

	Peru–0.05%
	Republic of Peru 7.125% 3/30/19		132,000	158,400

				158,400

	Philippines–0.14%
	Republic of the Philippines 4.95% 1/15/21	PHP	5,000,000	121,090
	6.375% 10/23/34		100,000	106,500
	6.50% 1/20/20		100,000	116,000
	9.375% 1/18/17		45,000	59,175

				402,765

	Poland–0.07%
	Poland Government Bonds 5.00% 10/24/13	PLN	70,000	23,682
	5.50% 10/25/19	PLN	196,000	64,329
	Poland Government International Bond 6.375% 7/15/19		110,000	123,773

				211,784

	Republic of Korea–0.03%
@	Korea Treasury Inflation Linked Bond 2.75% 6/10/20	KRW	88,836,065	88,501

				88,501

	Russia–0.10%
	Russian-Eurobond 7.50% 3/31/30		251,495	291,483

				291,483

	Sweden–0.04%
	Svensk Exportkredit 1.75% 10/20/15		110,000	106,217

				106,217

LVIP Delaware Foundation® Aggressive Allocation Fund–27

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount°		(U.S. $)

	SOVEREIGN BONDS (continued)

	Turkey–0.07%
	Turkey Government 4.00% 4/29/15	TRY	174,587	$125,458
	Turkey Government International Bond 6.875% 3/17/36		61,000	68,320

				193,778

	United Kingdom–0.06%
	United Kingdom Gilt 4.50% 3/7/19	GBP	97,000	165,379

				165,379

	Uruguay–0.02%
	Republic of Uruguay 8.00% 11/18/22		54,000	67,095

				67,095

	Total Sovereign Bonds (Cost $6,534,989)			6,639,418

	SUPRANATIONAL BANKS–0.24%
	European Bank for Reconstruction & Development 6.75% 5/12/17	RUB	2,000,000	63,816
	European Investment Bank 9.00% 12/21/18	ZAR	1,500,000	236,870
	International Bank for Reconstruction & Development 3.375% 4/30/15	NOK	410,000	70,683
	3.625% 6/22/20	NOK	440,000	73,813
	5.375% 12/15/14	NZD	318,000	253,606

	Total Supranational Banks (Cost $592,310)			698,788

	U.S. TREASURY OBLIGATIONS–0.50%
	U.S. Treasury Bond 3.875% 8/15/40		215,000	198,069
	U.S. Treasury Notes
	1.375% 11/30/15		375,000	364,482
	2.125% 12/31/15		405,000	407,215
	2.25% 11/30/17		75,000	72,943
	¥2.625% 11/15/20		461,000	434,925

	Total U.S. Treasury Obligations (Cost $1,495,203)			1,477,634

		Number of
		Shares

	WARRANT–0.00%
†	US Airways		8	0

	Total Warrant (Cost $0)			0

		Principal
		Amount°

	≠DISCOUNTED COMMERCIAL PAPER–3.29%
	Societe Generale North America 0.11% 1/3/11		9,664,941	9,664,941

	Total Discounted Commercial Paper (Cost $9,664,941)			9,664,941

		Number of
		Shares

	SHORT-TERM INVESTMENT–0.08%
	Money Market Mutual Fund–0.08%
	Dreyfus Treasury & Agency Cash Management Fund		244,359	244,359

	Total Short-Term Investment (Cost $244,359)			244,359

TOTAL VALUE OF SECURITIES–101.52% (Cost $247,309,606)	298,631,307

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.52%)	(4,472,838)

NET ASSETS APPLICABLE TO 23,770,266 SHARES OUTSTANDING–100.00%	$294,158,469

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND STANDARD CLASS ($257,944,964 / 20,842,955 Shares)	$12.376

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND SERVICE CLASS ($36,213,505 / 2,927,311 Shares)	$12.371

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization-no par)	$289,585,590
Undistributed net investment income	1,066,985
Accumulated net realized loss on investments	(47,866,382)
Net unrealized appreciation of investments and foreign currencies	51,372,276

Total net assets	$294,158,469

°Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

LVIP Delaware Foundation® Aggressive Allocation Fund–28

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

AUD–Australian Dollar
BRL–Brazilian Real
CAD–Canadian Dollar
CLP–Chilean Peso
COP–Colombian Peso
EUR–European Monetary Unit
GBP–British Pound Sterling
HKD–Hong Kong dollar
IDR–Indonesian Rupiah
JPY–Japanese Yen
KRW–South Korean Won
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PHP–Philipine Peso
PLN–Polish Zloty
RUB–Russian Ruble
TRY–Turkish Lira
USD–United States Dollar
ZAR–South African Rand

†	Non income producing security.

@	Illiquid security. At December 31, 2010, the aggregate amount of illiquid securities was $2,132,493, which represented 0.72% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

§	Developed Market–countries that are thought to be most developed and therefore less risky than emerging markets.

×	Emerging Market–developing countries with relatively low per capita income, often with above-average economic growth potential but with more risks.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010 the aggregate amount of Rule 144A securities was $8,421,698, which represented 2.86% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Φ	Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2010.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2010.

π	Restricted Security. This investment is in a Security not registered under the Securities Act of 1933, as amended, and has certain restrictions on resale which may limit its liquidity. At December 31, 2010, the aggregate amount of restricted Security was $43,500, which represented 0.01% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

≠	The rate shown is the effective yield at the time of purchase.

¥	Fully or partially pledged as collateral for futures contracts.

Summary of Abbreviations:
ADR–American Depositary Receipts
ARM–Adjustable Rate Mortgage
BAML–Bank of America Merrill Lynch
BCLY–Barclays
CITI–Citibank
GDR–Global Depositary Receipts
GNMA–Government National Mortgage Association
GSC–Goldman Sachs & Co.
HSBC–Hong Kong Shanghai Bank
JPMC–JPMorgan Chase Bank
MASTR–Mortgage Asset Securitization Transaction, Inc.

LVIP Delaware Foundation® Aggressive Allocation Fund–29

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

MSC–Morgan Stanley & Co.
NVDR–Non-Voting Depositary Receipts
O.A.T–Obligations Assimilables du Trésor
PIK–Pay-in-kind
REIT–Real Estate Investment Trust
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
TBA–To be announced
yr–Year

1 The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	CAD	(355,298)	USD	347,399	1/7/11	$(8,812)
BAML	CLP	14,814,900	USD	(30,377)	1/7/11	1,293
BAML	EUR	(141,008)	USD	184,616	1/7/11	(3,902)
BAML	MXN	218,308	USD	(17,367)	1/7/11	315
BAML	NOK	(3,717,081)	USD	598,130	1/7/11	(39,606)
BCLY	CAD	(197,912)	USD	193,620	1/7/11	(4,802)
BCLY	EUR	(101,429)	USD	132,000	1/7/11	(3,604)
BCLY	GBP	(122,727)	USD	190,988	1/7/11	(462)
CITI	JPY	14,637,525	USD	(173,807)	1/7/11	6,439
CITI	PLN	41,712	USD	(13,379)	1/7/11	683
GSC	CAD	180,004	USD	(176,164)	1/7/11	4,303
GSC	NOK	(4,571,638)	USD	736,458	1/7/11	(47,894)
HSBC	EUR	43,650	USD	(57,256)	1/7/11	1,100
HSBC	NOK	(2,347,070)	USD	377,920	1/7/11	(24,765)
JPMC	BRL	237,782	USD	(136,187)	1/7/11	6,868
JPMC	CLP	56,707,500	USD	(116,204)	1/7/11	5,020
JPMC	EUR	(328,060)	USD	429,430	1/7/11	(9,164)
JPMC	MYR	1,289,928	USD	(406,277)	1/7/11	11,837
JPMC	NZD	(103,743)	USD	76,926	1/7/11	(3,843)
JPMC	TRY	75,295	USD	(49,651)	1/7/11	(859)
MSC	AUD	(71,244)	USD	70,638	1/7/11	(2,100)
MSC	CAD	(160,689)	USD	156,773	1/7/11	(4,330)
MSC	EUR	(193,897)	USD	253,299	1/7/11	(5,929)
MSC	KRW	10,363,000	USD	(8,602)	1/7/11	636
MSC	MXN	528,439	USD	(41,945)	1/7/11	857
MSC	MYR	(653,855)	USD	205,135	1/7/11	(6,804)
MSC	NOK	2,935,746	USD	(471,457)	1/7/11	32,227
MSC	TRY	75,470	USD	(49,743)	1/7/11	(837)

						$(96,135)

Futures Contracts

				Unrealized
				Appreciation
Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)
1 Euro Bond	$167,316	$167,533	3/8/11	$217
1 Long Gilt	187,028	186,410	3/29/11	(618)
(16) U.S. Treasury 5 yr	(1,898,876)	(1,883,500)	3/31/11	15,377
(22) U.S. Treasury 10 yr	(2,674,140)	(2,649,624)	3/22/11	24,515
(5) U.S. Long Bond	(630,280)	(610,625)	3/22/11	19,655

	$(4,848,952)			$59,146

LVIP Delaware Foundation® Aggressive Allocation Fund–30

LVIP Delaware Foundation® Aggressive Allocation Fund
Statement of Net Assets (continued)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–31

LVIP Delaware Foundation® Aggressive
Allocation Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$5,314,418
Interest	3,186,945
Foreign tax withheld	(229,378)

8,271,985

EXPENSES:
Management fees	2,093,415
Reports and statements to shareholders	186,719
Accounting and administration expenses	129,509
Distribution expenses-Service Class	90,615
Custodian fees	77,681
Professional fees	45,613
Pricing fees	40,257
Trustees’ fees	9,083
Other	23,082

2,695,974
Less expenses waived/reimbursed	(567,768)

Total operating expenses	2,128,206

NET INVESTMENT INCOME	6,143,779

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	16,979,260
Futures contracts	235,132
Foreign currencies	(610,488)

Net realized gain	16,603,904
Net change in unrealized appreciation/depreciation of investments and foreign currencies	9,935,738

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	26,539,642

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,683,421

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive
Allocation Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,143,779	$4,813,416
Net realized gain (loss) on investments and foreign currencies	16,603,904	(29,217,675)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	9,935,738	93,085,156

Net increase in net assets resulting from operations	32,683,421	68,680,897

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,626,435)	(3,664,738)
Service Class	(858,324)	(541,665)

	(7,484,759)	(4,206,403)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,745,009	75,250,938
Service Class	7,069,279	8,313,871
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,626,435	3,664,738
Service Class	858,324	541,665

	33,299,047	87,771,212

Cost of shares repurchased:
Standard Class	(36,634,372)	(42,754,376)
Service Class	(16,121,612)	(25,495,789)

	(52,755,984)	(68,250,165)

Increase (decrease) in net assets derived from capital share transactions	(19,456,937)	19,521,047

NET INCREASE IN NET ASSETS	5,741,725	83,995,541

NET ASSETS:
Beginning of year	288,416,744	204,421,203

End of year (including undistributed net investment income of $1,066,985 and $2,237,033, respectively)	$294,158,469	$288,416,744

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–32

LVIP Delaware Foundation® Aggressive Allocation Fund
Financial Highlights1

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class
	Year Ended
	12/31/10	12/31/09[2]	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$11.303	$8.695	$15.589	$15.646	$14.535

Income (loss) from investment operations:
Net investment income[3]	0.257	0.200	0.275	0.301	0.273
Net realized and unrealized gain (loss) on investments and foreign currencies	1.138	2.575	(5.059)	0.668	1.767

Total from investment operations	1.395	2.775	(4.784)	0.969	2.040

Less dividends and distributions from:
Net investment income	(0.322)	(0.167)	(0.828)	(0.272)	(0.197)
Net realized gain on investments	—	—	(1.267)	(0.754)	(0.732)
Return on capital	—	—	(0.015)	—	—

Total dividends and distributions	(0.322)	(0.167)	(2.110)	(1.026)	(0.929)

Net asset value, end of period	$12.376	$11.303	$8.695	$15.589	$15.646

Total return[4]	12.48%	31.99%	(33.22% )	6.37%	14.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$257,945	$246,994	$158,129	$280,964	$291,846
Ratio of expenses to average net assets	0.73%	0.79%	0.85%	0.87%	0.91%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.93%	0.93%	0.85%	0.87%	0.91%
Ratio of net investment income to average net assets	2.23%	2.07%	2.10%	1.88%	1.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.03%	1.93%	2.10%	1.88%	1.83%
Portfolio turnover	95%	185%	116%	99%	78%

[1]	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund (the UBS Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the UBS Fund.

[2]	Commencing June 15, 2009, Delaware Management Company replaced UBS Global Asset Management (Americas) Inc. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–33

LVIP Delaware Foundation® Aggressive Allocation Fund
Financial Highlights1 (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund
	Service Class
	Year Ended
	12/31/10	12/31/09[2]	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$11.300	$8.696	$15.573	$15.631	$14.528

Income (loss) from investment operations:
Net investment income[3]	0.228	0.176	0.243	0.261	0.235
Net realized and unrealized gain (loss) on investments and foreign currencies	1.136	2.573	(5.048)	0.667	1.765

Total from investment operations	1.364	2.749	(4.805)	0.928	2.000

Less dividends and distributions from:
Net investment income	(0.293)	(0.145)	(0.788)	(0.232)	(0.165)
Net realized gain on investments	—	—	(1.267)	(0.754)	(0.732)
Return on capital	—	—	(0.017)	—	—

Total dividends and distributions	(0.293)	(0.145)	(2.072)	(0.986)	(0.897)

Net asset value, end of period	$12.371	$11.300	$8.696	$15.573	$15.631

Total return[4]	12.21%	31.66%	(33.38% )	6.11%	14.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,213	$41,423	$46,292	$63,912	$34,215
Ratio of expenses to average net assets	0.98%	1.04%	1.10%	1.12%	1.16%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.18%	1.18%	1.10%	1.12%	1.16%
Ratio of net investment income to average net assets	1.98%	1.82%	1.85%	1.63%	1.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.78%	1.68%	1.85%	1.63%	1.58%
Portfolio turnover	95%	185%	116%	99%	78%

[1]	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund (the UBS Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the UBS Fund.

[2]	Commencing June 15, 2009, Delaware Management Company replaced UBS Global Asset Management (Americas) Inc. as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–34

LVIP Delaware Foundation® Aggressive Allocation Fund
Notes to Financial Statements
December 31, 2010
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Aggressive Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital growth.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate

LVIP Delaware Foundation® Aggressive Allocation Fund–35

LVIP Delaware Foundation® Aggressive Allocation Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $21 for the year ended December 31, 2010, In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions with Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of average daily net asset of the Fund’s advisory fee. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.73% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.35% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $17,926 and $6,977, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$150,802
Distribution fees payable to LFD	7,641

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $234,037,114 and sales of $254,032,216 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2010, the Fund made purchases of $21,594,111 and sales of $21,706,002 of long-term U.S. government securities.

At December 31, 2010, the cost of investments for federal income tax purposes was $249,827,397. At December 31, 2010, net unrealized appreciation was $48,803,910 of which $55,577,978 related to unrealized appreciation of investments and $6,774,068 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or

LVIP Delaware Foundation® Aggressive Allocation Fund–36

LVIP Delaware Foundation® Aggressive Allocation Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$14,562,898	$—	$14,562,898
Common Stock	198,145,863	148,442	—	198,294,305
Corporate Debt	—	38,896,299	105,000	39,001,299
Foreign Debt	—	8,386,190	—	8,386,190
Investment Companies	26,945,471	—	—	26,945,471
U.S. Treasury Obligations	—	1,477,634	—	1,477,634
Short-Term Investments	244,359	9,664,941	—	9,909,300
Preferred Stock	54,210	—	—	54,210

Total	$225,389,903	$73,136,404	$105,000	$298,631,307

Foreign Currency Exchange Contracts	$—	$(96,135)	$—	$(96,135)

Futures Contracts	$59,146	$—	$—	$59,146

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Agency, Asset-
		Backed &
		Mortgage-
		Backed	Corporate	Foreign
	Total	Securities	Debt	Debt
Balance as of 12/31/09	$448,936	$95,361	$—	$353,575
Purchases	105,000	—	105,000
Sales	(223,770)	(95,000)	—	(128,770)
Net realized gain	2,962	—	—	2,962
Transfers out of Level 3	(198,490)	—	—	(198,490)
Net change in unrealized appreciation/depreciation	(29,638)	(361)	—	(29,277)

Balance as of 12/31/10	$105,000	$—	$105,000	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/10	$—	$—	$—	$—

During the year ended December 31, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $198,490 for the Fund. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the year ended December 31, 2010, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$7,484,759	$4,206,403

LVIP Delaware Foundation® Aggressive Allocation Fund–37

LVIP Delaware Foundation® Aggressive Allocation Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$289,585,590
Undistributed ordinary income	1,437,677
Post-October currency losses	(122,352)
Other temporary differences	(338,112)
Capital loss carryforwards	(45,307,372)
Unrealized appreciation of investments and foreign currencies	48,903,038

Net assets	$294,158,469

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts and passive foreign investment companies (PFICs).

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, partnership interest, foreign capital gain taxes, PFICs and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$170,932	$(170,932)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $16,900,165 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $380,955 expires in 2016 and $44,926,417 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	1,609,837	7,827,234
Service Class	610,250	908,683
Shares issued upon reinvestment of dividends and distributions:
Standard Class	557,579	333,041
Service Class	72,463	49,322

	2,850,129	9,118,280

Shares repurchased:
Standard Class	(3,177,408)	(4,494,391)
Service Class	(1,421,032)	(2,615,601)

	(4,598,440)	(7,109,992)

Net increase (decrease)	(1,748,311)	2,008,288

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change

LVIP Delaware Foundation® Aggressive Allocation Fund–38

LVIP Delaware Foundation® Aggressive Allocation Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Foreign currency exchange contracts (Forward currency contracts)	Liabilities net of receivables and other assets	20,842	Liabilities net of receivables and other assets	$(116,977)

Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	59,146	Liabilities net of receivables and other assets	—

Total		$79,988		$(116,977)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows:

			Change in Unrealized
	Location of Gain or Loss	Realized Gain or Loss	Appreciation or Depreciation
	on Derivatives	on Derivatives	on Derivatives Recognized in
	Recognized in Income	Recognized in Income	Income

Foreign exchange contracts (Forward currency contracts)	Net realized loss on foreign currencies and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(526,768)*	$(81,451)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	235,132	(41,709)

Total		$(291,636)	$(123,160)

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP Delaware Foundation® Aggressive Allocation Fund–39

LVIP Delaware Foundation® Aggressive Allocation Fund
Notes to Financial Statements (continued)

8.	Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–40

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Foundation® Aggressive Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Aggressive Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Aggressive Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Delaware Foundation® Aggressive Allocation Fund–41

LVIP Delaware Foundation® Aggressive Allocation Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
0.00%	100.00%	100.00%	46.93%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation agreement and an advisory fee waiver for the Fund through April 30, 2011. The Board noted that the investment management fees for the Fund were above the average, although within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Delaware Foundation® Aggressive Allocation Fund–42

LVIP Delaware Foundation® Aggressive Allocation Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP Delaware Foundation® Aggressive Allocation Fund–43

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–44

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Aggressive Allocation Fund–45

LVIP Delaware Foundation® Conservative Allocation Fund

LVIP Delaware Foundation® Conservative
  Allocation Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Delaware Foundation® Conservative Allocation Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	7
Statement of Operations	35
Statements of Changes in Net Assets	35
Financial Highlights	36
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	44
Other Fund Information	45
Officer/Trustee Information	47

LVIP Delaware Foundation® Conservative Allocation Fund
2010 Annual Report Commentary

Managed by:

The LVIP Delaware Foundation® Conservative Allocation Fund returned 10.43% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Conservative Composite1, returned 9.85%.

The financial markets produced positive returns during 2010, based on the indices reflected below. In terms of benchmark returns, U.S. equities outperformed international equities, which in turn outperformed fixed-income indices. U.S. small-cap equities (as measured by the Russell 2000® Index2) outpaced U.S. large-cap growth equities (as measured by the Russell 1000® Growth Index3) and U.S. large-cap value equities (as measured by the Russell 1000® Value Index4). The return of emerging-market equities (as measured by the MSCI Emerging Markets Index5) exceeded that of developed-market growth equities (as measured by the MSCI EAFE Growth Index6) and developed-market value equities (as measured by the MSCI EAFE Value Index7). Lastly, U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Index8) outperformed global fixed income (as measured by the Barclays Capital Global Aggregate Index9).

The positive returns to these different asset classes might suggest that financial markets were generally optimistic about the global political and economic outlook. But in reality, investors had many potential areas of concern. The prices of oil and other commodities rose substantially during the year. Unemployment in the U.S. remains unusually high, and the outlook for real estate is still hazy. Investors generally worry about the possibility of sovereign defaults by countries in continental Europe. And the Chinese government recently began implementing policies to control price inflation, which could affect the overall growth rate of the economy.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights. The Fund was roughly neutral in terms of the active weight in U.S. large-cap equities, but was slightly underweight in U.S. small-cap equities, developed-market equities, and cash and equivalents. The Fund was slightly overweight in fixed-income securities.

As active weights by asset class were small, tactical allocation would be expected to have only a minor effect on the Fund’s performance. The Fund’s overall performance was dominated by security selection within individual asset classes, with the fixed income and international value sleeves being the largest source of positive performance.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes held by the Fund. The portfolio managers also continue to believe that over the medium term, the Fund’s commitment to global diversification is likely to be appropriate for many investors’ needs. Participating in a large number of different markets may help reduce the impact if any individual market underperforms.

Michael J. Hogan, CFA
Paul Grillo, CFA
Sharon Hill, Ph.D.
Francis X. Morris
Babak (Bob) Zenouzi
Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Conservative Allocation Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,170. For comparison look at how the Conservative Composite and Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased $17,486 and $17,633, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP Delaware Managed Fund. The investment objective of the Fund was to maximize long-term return (capital appreciation plus income) consistent with prudent investment strategy.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+10.43%

Five Years	+2.76%

Ten Years	+3.55%

Service Class Shares

One Year	+10.15%

Five Years	+2.47%

Inception (5/19/04)	+4.16%

[1]	The Conservative Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s advisor. The Conservative Composite is constructed as follows: 5% Russell 1000® Index, 6% Russell 1000® Growth Index, 6% Russell 1000® Value Index, 3% Russell 2000® Index, 6% MSCI EAFE Growth Index (net dividends), 9% MSCI EAFE Value Index (net dividends), 5% MSCI Emerging Markets Index (net dividends), 58% Barclays U.S. Aggregate Bond Index, and 2% Citigroup 90 day T-Bill Index.

LVIP Delaware Foundation® Conservative Allocation Fund–1

LVIP Delaware Foundation® Conservative Allocation Fund
2010 Annual Report Commentary (continued)

[2]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 6% of the market capitalization of the Russell 3000 Index.

[3]	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

[4]	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forcasted growth values.

[5]	MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[6]	The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

[7]	The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

[8]	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

[9]	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2011 Delaware Management Holdings Inc.

LVIP Delaware Foundation® Conservative Allocation Fund–2

LVIP Delaware Foundation® Conservative Allocation Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the tables reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,114.20	0.73%	$3.89
Service Class Shares	1,000.00	1,112.80	0.98%	5.22

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Conservative Allocation Fund–3

LVIP Delaware Foundation® Conservative Allocation Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	33.65%

U.S. Markets	20.86%
Aerospace & Defense	0.45%
Air Freight & Logistics	0.22%
Airlines	0.06%
Auto Components	0.04%
Automobiles	0.06%
Beverages	0.12%
Biotechnology	0.27%
Building Products	0.03%
Capital Markets	0.47%
Chemicals	0.36%
Commercial Banks	0.25%
Commercial Services & Supplies	0.27%
Communications Equipment	0.92%
Computers & Peripherals	1.22%
Construction & Engineering	0.13%
Consumer Finance	0.07%
Containers & Packaging	0.11%
Diversified Consumer Services	0.20%
Diversified Financial Services	0.67%
Diversified Telecommunication Services	0.56%
Electric Utilities	0.44%
Electrical Equipment	0.05%
Electronic Equipment, Instruments & Components	0.09%
Energy Equipment & Services	0.39%
Food & Staples Retailing	0.69%
Food Products	0.54%
Gas Utilities	0.02%
Health Care Equipment & Supplies	0.33%
Health Care Providers & Services	0.90%
Hotels, Restaurants & Leisure	0.26%
Household Durables	0.04%
Household Products	0.58%
Industrial Conglomerates	0.13%
Insurance	0.83%
Internet & Catalog Retail	0.34%
Internet Software & Services	0.88%
IT Services	0.58%
Life Sciences Tools & Services	0.05%
Machinery	0.27%
Media	0.40%
Metals & Mining	0.08%
Multiline Retail	0.23%
Multi-Utilities	0.08%
Office Electronics	0.16%
Oil, Gas & Consumable Fuels	1.66%
Paper & Forest Products	0.02%
Personal Products	0.10%
Pharmaceuticals	1.18%
Professional Services	0.09%
Real Estate Investment Trusts	0.20%
Road & Rail	0.10%
Semiconductors & Semiconductor Equipment	0.39%
Software	0.89%
Specialty Retail	0.67%
Textiles, Apparel & Luxury Goods	0.36%
Thrifts & Mortgage Finance	0.05%
Trading Companies & Distributors	0.04%
Wireless Telecommunication Services	0.27%

Developed Markets	7.77%
Aerospace & Defense	0.16%
Air Freight & Logistics	0.15%
Airlines	0.12%
Auto Components	0.09%
Automobiles	0.35%
Beverages	0.13%
Building Products	0.29%
Capital Markets	0.14%
Chemicals	0.24%
Commercial Banks	0.64%
Communications Equipment	0.12%
Construction Materials	0.16%
Containers & Packaging	0.16%
Diversified Telecommunication Services	0.28%
Electrical Equipment	0.15%
Electronic Equipment, Instruments & Components	0.16%
Energy Equipment & Services	0.04%
Food & Staples Retailing	0.16%
Food Products	0.59%
Household Durables	0.16%
Industrial Conglomerates	0.03%
Insurance	0.19%
IT Services	0.40%
Machinery	0.16%
Media	0.48%
Metals & Mining	0.16%
Multiline Retail	0.25%
Multi-Utilities	0.13%
Oil, Gas & Consumable Fuels	0.37%
Pharmaceuticals	0.72%
Textiles, Apparel & Luxury Goods	0.16%
Trading Companies & Distributors	0.18%
Wireless Telecommunication Services	0.25%

LVIP Delaware Foundation® Conservative Allocation Fund–4

LVIP Delaware Foundation® Conservative Allocation Fund
Sector Allocation and Top 10 Equity Holdings (continued)

Percentage
Sector	of Net Assets

Emerging Markets	5.02%
Automobiles	0.00%
Beverages	0.12%
Chemicals	0.10%
Commercial Banks	0.67%
Communications Equipment	0.02%
Computers & Peripherals	0.37%
Construction & Engineering	0.05%
Construction Materials	0.09%
Diversified Consumer Services	0.01%
Diversified Financial Services	0.17%
Diversified Telecommunication Services	0.16%
Electric Utilities	0.14%
Electronic Equipment, Instruments & Components	0.06%
Food & Staples Retailing	0.02%
Food Products	0.14%
Household Durables	0.06%
Independent Power Producers & Energy Traders	0.07%
Industrial Conglomerates	0.03%
Insurance	0.13%
Internet & Catalog Retail	0.03%
Internet Software & Services	0.19%
IT Services	0.02%
Machinery	0.03%
Media	0.06%
Metals & Mining	0.57%
Oil, Gas & Consumable Fuels	0.80%
Paper & Forest Products	0.03%
Pharmaceuticals	0.02%
Professional Services	0.04%
Real Estate Management & Development	0.12%
Road & Rail	0.04%
Semiconductors & Semiconductor Equipment	0.30%
Tobacco	0.02%
Wireless Telecommunication Services	0.34%

Convertible Preferred Stock	0.02%

Exchange-Traded Funds	5.57%

Preferred Stock	0.26%

Agency Collateralized Mortgage Obligations	0.95%

Agency Mortgage-Backed Securities	6.97%

Commercial Mortgage-Backed Securities	2.49%

Convertible Bonds	1.33%

Corporate Bonds	32.03%
Aerospace & Defense	0.23%
Airlines	0.06%
Auto Components	0.20%
Automobiles	0.14%
Beverages	0.49%
Building Products	0.15%
Capital Markets	0.92%
Chemicals	0.83%
Commercial Banks	2.47%
Commercial Services & Supplies	0.83%
Computers & Peripherals	0.09%
Consumer Finance	0.12%
Containers & Packaging	0.24%
Diversified Consumer Services	0.15%
Diversified Financial Services	2.32%
Diversified Telecommunication Services	2.29%
Electric Utilities	2.55%
Electronic Equipment, Instruments & Components	0.09%
Energy Equipment & Services	0.65%
Food & Staples Retailing	0.57%
Food Products	0.35%
Gas Utilities	0.39%
Health Care Equipment & Supplies	1.54%
Health Care Providers & Services	0.40%
Hotels, Restaurants & Leisure	0.60%
Household Durables	0.48%
Independent Power Producers & Energy Traders	0.13%
Insurance	1.04%
Internet Software & Services	0.21%
IT Services	0.08%
Life Sciences Tools & Services	0.85%
Machinery	0.13%
Media	2.33%
Metals & Mining	0.85%
Multiline Retail	0.27%
Multi-Utilities	0.19%
Oil, Gas & Consumable Fuels	3.98%
Paper & Forest Products	0.48%
Pharmaceuticals	0.23%
Real Estate Investment Trusts	0.47%
Road & Rail	0.37%
Semiconductors & Semiconductor Equipment	0.16%
Specialty Retail	0.05%
Textiles, Apparel & Luxury Goods	0.10%
Trading Companies & Distributors	0.09%
Wireless Telecommunication Services	0.87%

Municipal Bond	0.13%

Non-Agency Asset-Backed Securities	1.50%

Non-Agency Collateralized Mortgage Obligations	0.76%

Regional Bonds	1.11%

Senior Secured Loans	3.60%

Sovereign Bonds	6.16%

Supranational Banks	0.81%

LVIP Delaware Foundation® Conservative Allocation Fund–5

LVIP Delaware Foundation® Conservative Allocation Fund
Sector Allocation and Top 10 Equity Holdings (continued)

Percentage
Sector	of Net Assets

U.S. Treasury Obligations	0.97%

Discounted Commercial Paper	6.55%

Short-Term Investment	0.07%

Total Value of Securities	104.93%

Liabilities Net of Receivables and Other Assets	(4.93%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	0.60%
Bank of New York Mellon	0.43%
QUALCOMM	0.40%
Google Class A	0.40%
CGI Group	0.36%
HTC	0.35%
Lowe’s	0.35%
Vale ADR	0.34%
Medco Health Solutions	0.31%
Intuit	0.31%

Total	3.85%

LVIP Delaware Foundation® Conservative Allocation Fund–6

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–33.65%
	U.S. MARKETS–20.86%
	Aerospace & Defense–0.45%
	Ducommun	2,210	$48,134
†	Esterline Technologies	1,490	102,199
	Honeywell International	5,700	303,012
	Lockheed Martin	1,150	80,397
	Northrop Grumman	11,050	715,819
	Rockwell Collins	1,950	113,607
	United Technologies	5,350	421,152

			1,784,320

	Air Freight & Logistics–0.22%
	Expeditors International of Washington	14,150	772,590
†	Hub Group Class A	2,940	103,312

			875,902

	Airlines–0.06%
†	Alaska Air Group	4,360	247,168

			247,168

	Auto Components–0.04%
	Cooper Tire & Rubber	3,070	72,391
†	Tenneco Automotive	2,170	89,317

			161,708

	Automobiles–0.06%
†	Ford Motor	14,850	249,332

			249,332

	Beverages–0.12%
	Coca-Cola	1,550	101,944
	PepsiCo	5,650	369,115

			471,059

	Biotechnology–0.27%
†	Acorda Therapeutics	1,740	47,432
†	Alkermes	4,840	59,435
†	Amgen	4,200	230,580
†	Celera	6,470	40,761
†	Celgene	3,100	183,334
†	Gilead Sciences	5,380	194,971
†	Martek Biosciences	2,140	66,982
†	ONYX Pharmaceuticals	2,310	85,170
†	Regeneron Pharmaceuticals	1,930	63,362
†	Vertex Pharmaceuticals	2,200	77,066

			1,049,093

	Building Products–0.03%
	AAON	2,290	64,601
†	Gibraltar Industries	4,500	61,065

			125,666

	Capital Markets–0.47%
	Apollo Investment	6,730	74,501
	Bank of New York Mellon	55,340	1,671,268
	GFI Group	9,770	45,821
†	Piper Jaffray	1,750	61,268

			1,852,858

	Chemicals–0.36%
	Celanese Series A	6,250	257,313
	Dow Chemical	7,350	250,929
	duPont (E.I.) deNemours	13,278	662,307
	Koppers Holdings	2,640	94,459
†	Rockwood Holdings	2,150	84,108
	Schulman (A.)	3,080	70,501

			1,419,617

	Commercial Banks–0.25%
	Boston Private Financial Holdings	9,380	61,439
	City Holding	1,800	65,214
	Independent Bank	1,900	51,395
	Park National	940	68,310
	Prosperity Bancshares	2,070	81,310
†	Texas Capital Bancshares	3,240	68,915
	Trustmark	3,020	75,017
	Webster Financial	2,200	43,340
	Wells Fargo	14,850	460,202

			975,142

	Commercial Services & Supplies–0.27%
	McGrath RentCorp	1,390	36,446
†	Metalico	7,200	42,336
	Republic Services	4,350	129,891
†	Tetra Tech	2,450	61,397
†	United Stationers	1,490	95,077
	US Ecology	3,000	52,140
	Waste Management	17,500	645,225

			1,062,512

	Communications Equipment–0.92%
†	Arris Group	4,820	54,080
†	Cisco Systems	21,100	426,853
†	LogMeIn	1,010	44,783
†	Motorola	74,900	679,343
†	NETGEAR	1,800	60,624
	Plantronics	2,000	74,440
†	Polycom	14,300	557,414
	QUALCOMM	32,040	1,585,661
†	Tekelec	4,930	58,716
†	ViaSat	1,450	64,395

			3,606,309

LVIP Delaware Foundation® Conservative Allocation Fund–7

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Computers & Peripherals–1.22%
†	Apple	7,260	$2,341,786
†	EMC	14,700	336,630
	Hewlett-Packard	7,150	301,015
	International Business Machines	5,700	836,532
†	Keyw Holding	3,420	50,171
†	NetApp	4,100	225,336
†	Synaptics	2,440	71,687
†	Teradata	15,200	625,632

			4,788,789

	Construction & Engineering–0.13%
	Fluor	3,250	215,344
	Granite Construction	1,540	42,242
†	MYR Group	3,470	72,870
	Tutor Perini	2,270	48,601
†	URS	3,250	135,233

			514,290

	Consumer Finance–0.07%
	American Express	3,100	133,052
	Capital One Financial	3,650	155,344

			288,396

	Containers & Packaging–0.11%
†	Owens-Illinois	5,400	165,780
	Rock-Tenn Class A	1,510	81,465
	Silgan Holdings	1,960	70,188
	Temple-Inland	5,900	125,316

			442,749

	Diversified Consumer Services–0.20%
	Apollo Group Class A	19,200	758,208
	Lincoln Educational Services	2,745	42,575

			800,783

	Diversified Financial Services–0.67%
	Bank of America	28,750	383,525
	CME Group	2,550	820,462
†	IntercontinentalExchange	8,150	971,072
	JPMorgan Chase	10,850	460,257

			2,635,316

	Diversified Telecommunication Services–0.56%
	Alaska Communications Systems Group	4,800	53,280
	AT&T	37,657	1,106,362
	Atlantic Tele-Network	940	36,040
	NTELOS Holdings	3,200	60,960
	Qwest Communications International	19,100	145,351
†	RigNet	3,250	44,168
	Verizon Communications	20,460	732,059

			2,178,220

	Electric Utilities–0.44%
	American Electric Power	7,750	278,845
	Cleco	2,090	64,288
	Edison International	17,400	671,641
	Progress Energy	13,900	604,372
	UIL Holdings	1,540	46,138
	Unitil	2,060	46,844

			1,712,128

	Electrical Equipment–0.05%
	Acuity Brands	1,320	76,124
	Roper Industries	1,550	118,467

			194,591

	Electronic Equipment, Instruments & Components–0.09%
	Anixter International	1,320	78,844
†	FARO Technologies	3,110	102,132
†	IPG Photonics	2,470	78,101
†	Rofin-Sinar Technologies	2,430	86,119

			345,196

	Energy Equipment & Services–0.39%
†	Bristow Group	1,790	84,757
†	Key Energy Services	6,370	82,683
	Lufkin Industries	1,350	84,227
	National Oilwell Varco	12,050	810,362
†	Pioneer Drilling	8,260	72,771
	Schlumberger	4,750	396,624

			1,531,424

	Food & Staples Retailing–0.69%
	Casey’s General Stores	1,960	83,320
	CVS Caremark	30,740	1,068,830
†	Fresh Market	1,340	55,208
	Safeway	27,500	618,475
†	Susser Holdings	6,560	90,856
	Walgreen	16,900	658,424
	Wal-Mart Stores	2,150	115,950

			2,691,063

	Food Products–0.54%
	Archer-Daniels-Midland	30,900	929,472
	Bunge	7,800	511,056
	J&J Snack Foods	1,480	71,395
	Kraft Foods	19,300	608,143

			2,120,066

LVIP Delaware Foundation® Conservative Allocation Fund–8

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Gas Utilities–0.02%
	EQT	2,050	$91,922

			91,922

	Health Care Equipment & Supplies–0.33%
†	Align Technology	4,140	80,896
	Baxter International	12,900	652,997
†	Conmed	3,250	85,898
†	CryoLife	6,230	33,767
†	Gen-Probe	2,550	148,793
†	Merit Medical Systems	4,510	71,393
†	Quidel	4,260	61,557
†	SonoSite	2,320	73,312
	West Pharmaceutical Services	1,710	70,452

			1,279,065

	Health Care Providers & Services–0.90%
†	Air Methods	1,290	72,588
†	AMN Healthcare Services	9,570	58,760
	Cardinal Health	18,200	697,241
†	Catalyst Health Solutions	1,840	85,542
†	Express Scripts	4,950	267,548
†	Medco Health Solutions	20,000	1,225,399
†	PharMerica	2,270	25,992
	Quest Diagnostics	12,800	690,816
†	Sun Healthcare Group	2,493	31,566
	UnitedHealth Group	10,400	375,544

			3,530,996

	Hotels, Restaurants & Leisure–0.26%
†	AFC Enterprises	5,800	80,620
†	Bally Technologies	1,830	77,208
†	Buffalo Wild Wings	1,710	74,984
†	CEC Entertainment	1,750	67,953
†	Jack in the Box	2,130	45,007
	McDonald’s	4,650	356,933
†	Shuffle Master	6,450	73,853
	Starbucks	4,050	130,127
†	WMS Industries	2,900	131,195

			1,037,880

	Household Durables–0.04%
	Jarden	4,750	146,633

			146,633

	Household Products–0.58%
	Colgate-Palmolive	3,700	297,369
	Kimberly-Clark	12,900	813,216
	Procter & Gamble	18,120	1,165,660

			2,276,245

	Industrial Conglomerates–0.13%
	General Electric	28,150	514,864

			514,864

	Insurance–0.83%
	AFLAC	3,650	205,970
	Allstate	20,500	653,540
	American Equity Investment Life Holding	6,110	76,681
	AmTrust Financial Services	3,330	58,275
	Delphi Financial Group Class A	2,640	76,138
	Harleysville Group	1,860	68,336
	Marsh & McLennan	24,200	661,628
†	ProAssurance	1,220	73,932
	Prudential Financial	4,700	275,937
	Torchmark	4,000	238,960
	Travelers	15,550	866,290

			3,255,687

	Internet & Catalog Retail–0.34%
	Expedia	4,650	116,669
†	priceline.com	3,000	1,198,650

			1,315,319

	Internet Software & Services–0.88%
†	Google Class A	2,670	1,585,899
†	j2 Global Communications	2,850	82,508
†	Liquidity Services	3,620	50,861
	NIC	6,700	65,057
†	QuinStreet	3,140	60,319
†	Rackspace Hosting	2,110	66,275
†	SAVVIS	3,260	83,195
†	ValueClick	4,890	78,387
	VeriSign	21,600	705,672
†	Vocus	2,960	81,874
†	Yahoo	36,200	602,006

			3,462,053

	IT Services–0.58%
	iGate	2,730	53,808
	MasterCard Class A	4,350	974,879
†	RightNow Technologies	2,010	47,577
†	TeleTech Holdings	3,490	71,859
	Visa Class A	16,200	1,140,156

			2,288,279

	Life Sciences Tools & Services–0.05%
†	Thermo Fisher Scientific	3,300	182,688

			182,688

	Machinery–0.27%
	Barnes Group	3,190	65,937
	Caterpillar	2,400	224,784
†	Chart Industries	2,520	85,126

LVIP Delaware Foundation® Conservative Allocation Fund–9

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Machinery (continued)
†	Columbus McKinnon	3,680	$74,778
	Cummins	1,350	148,514
	Deere	2,200	182,710
	ESCO Technologies	1,770	66,977
†	Kadant	2,760	65,053
	Lincoln Electric Holdings	2,100	137,067

			1,050,946

	Media–0.40%
†	Carmike Cinemas	3,350	25,862
	CBS Class B	4,900	93,345
	Comcast Class A	29,900	656,903
†	Knology	4,050	63,302
	Meredith	2,810	97,367
	National CineMedia	3,110	61,920
	Time Warner Cable	4,050	267,422
	Viacom Class B	7,350	291,134

			1,557,255

	Metals & Mining–0.08%
	Alcoa	8,150	125,429
	United States Steel	3,050	178,181

			303,610

	Multiline Retail–0.23%
†	Kohl’s	3,600	195,624
	Macy’s	7,450	188,485
	Nordstrom	6,100	258,518
	Target	4,200	252,546

			895,173

	Multi-Utilities–0.08%
	MDU Resources Group	6,350	128,715
	NorthWestern	1,430	41,227
	OGE Energy	2,850	129,789

			299,731

	Office Electronics–0.16%
	Xerox	53,300	614,016

			614,016

	Oil, Gas & Consumable Fuels–1.66%
	Berry Petroleum	2,540	110,998
†	Carrizo Oil & Gas	2,840	97,952
	Chevron	12,671	1,156,229
	ConocoPhillips	14,600	994,260
	EOG Resources	11,600	1,060,356
	Exxon Mobil	12,250	895,720
	Marathon Oil	21,115	781,888
†	Newfield Exploration	1,550	111,771
	Occidental Petroleum	4,400	431,640
†	Rosetta Resources	3,110	117,060
†	Swift Energy	2,110	82,607
	Williams	27,100	669,912

			6,510,393

	Paper & Forest Products–0.02%
†	KapStone Paper & Packaging Class A	4,250	65,025

			65,025

	Personal Products–0.10%
	Avon Products	11,000	319,660
†	Prestige Brands Holdings	6,200	74,090

			393,750

	Pharmaceuticals–1.18%
	Abbott Laboratories	4,400	210,804
	Allergan	14,900	1,023,183
†	Inspire Pharmaceuticals	5,250	44,100
	Johnson & Johnson	11,639	719,872
	Merck	28,897	1,041,448
	Perrigo	7,000	443,310
	Pfizer	66,594	1,166,060

			4,648,777

	Professional Services–0.09%
†	CRA International	1,650	38,792
†	Kforce	5,020	81,224
	Manpower	2,700	169,451
	Towers Watson Class A	1,500	78,090

			367,557

	Real Estate Investment Trusts–0.20%
	BioMed Realty Trust	4,110	76,652
	DuPont Fabros Technology	2,960	62,959
	EastGroup Properties	1,820	77,022
	Entertainment Properties Trust	1,790	82,788
	Home Properties	1,580	87,674
	Host Hotels & Resorts	10,680	190,852
	Sabra Healthcare	2,773	51,029
	Sovran Self Storage	2,010	73,988
	Tanger Factory Outlet Centers	1,770	90,606

			793,570

	Road & Rail–0.10%
	Norfolk Southern	4,000	251,280
	Union Pacific	1,400	129,724

			381,004

	Semiconductors & Semiconductor Equipment–0.39%
†	Amkor Technology	8,870	65,549
†	Applied Micro Circuits	4,770	50,944
†	Atheros Communications	990	35,561
	Intel	44,561	937,119

LVIP Delaware Foundation® Conservative Allocation Fund–10

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Semiconductors & Semiconductor Equipment (continued)
†	IXYS	4,700	$54,614
†	MEMC Electronic Materials	16,800	189,168
†	ON Semiconductor	12,400	122,512
†	Semtech	3,110	70,410

			1,525,877

	Software–0.89%
†	Adobe Systems	25,600	787,968
†	Intuit	24,400	1,202,919
†	JDA Software Group	2,710	75,880
†	Lawson Software	9,660	89,355
	Microsoft	23,900	667,288
†	Nuance Communications	6,250	113,625
†	Progress Software	1,850	78,292
	Quality Systems	920	64,234
†	Radiant Systems	3,550	69,474
†	SolarWinds	3,450	66,413
†	SS&C Technologies Holdings	3,290	67,478
†	Symantec	11,755	196,779

			3,479,705

	Specialty Retail–0.67%
	Big 5 Sporting Goods	3,720	56,804
†	Citi Trends	1,750	42,963
†	DSW Class A	1,700	66,470
	Guess	3,800	179,816
†	Jo-Ann Stores	930	56,005
†	Jos. A. Bank Clothiers	1,470	59,270
	Lowe’s	54,000	1,354,320
	Staples	34,000	774,180
†	Ulta Salon Cosmetics & Fragrance	1,690	57,460

			2,647,288

	Textiles, Apparel & Luxury Goods–0.36%
†	G-III Apparel Group	2,990	105,099
†	Iconix Brand Group	4,250	82,068
	Jones Group	3,600	55,944
	NIKE Class B	9,900	845,657
†	Perry Ellis International	2,900	79,663
	Phillips-Van Heusen	2,350	148,074
†	Steven Madden	1,850	77,182

			1,393,687

	Thrifts & Mortgage Finance–0.05%
	Dime Community Bancshares	4,420	64,488
	Flushing Financial	4,250	59,500
	Provident Financial Services	4,750	71,867

			195,855

	Trading Companies & Distributors–0.04%
	Applied Industrial Technologies	2,700	87,696
†	Titan Machinery	3,420	66,006

			153,702

	Wireless Telecommunication Services–0.27%
†	Crown Castle International	23,900	1,047,536

			1,047,536

	Total U.S. Markets (Cost $63,383,476)		81,829,785

	§DEVELOPED MARKETS–7.77%
	Aerospace & Defense–0.16%
	Finmeccanica	53,526	608,631

			608,631

	Air Freight & Logistics–0.15%
	Deutsche Post	34,418	581,631

			581,631

	Airlines–0.12%
	Singapore Airlines	38,979	464,741

			464,741

	Auto Components–0.09%
	Autoliv	4,500	355,230

			355,230

	Automobiles–0.35%
	Bayerische Motoren Werke	6,842	537,045
	Toyota Motor	21,000	832,604

			1,369,649

	Beverages–0.13%
	Coca-Cola Amatil	45,815	508,471

			508,471

	Building Products–0.29%
	Asahi Glass	50,000	584,252
	Cie de Saint-Gobain	10,831	557,499

			1,141,751

	Capital Markets–0.14%
	UniCredit	263,431	545,196

			545,196

	Chemicals–0.24%
	Agrium	1,600	146,800
	Syngenta ADR	13,400	787,651

			934,451

	Commercial Banks–0.64%
	Banco Santander	55,660	589,959
	Mitsubishi UFJ Financial Group	119,900	648,107

LVIP Delaware Foundation® Conservative Allocation Fund–11

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	§DEVELOPED MARKETS (continued)

	Commercial Banks (continued)
	Nordea Bank	55,788	$607,338
	Standard Chartered	24,488	659,183

			2,504,587

	Communications Equipment–0.12%
	Nokia	46,347	479,598

			479,598

	Construction Materials–0.16%
	Lafarge	9,917	622,090

			622,090

	Containers & Packaging–0.16%
	Rexam	120,776	628,557

			628,557

	Diversified Telecommunication Services–0.28%
	Telefonica	28,133	638,095
	TELUS	10,310	470,168

			1,108,263

	Electrical Equipment–0.15%
	Alstom	11,932	571,258

			571,258

	Electronic Equipment, Instruments & Components–0.16%
	Koninklijke Philips Electronics	20,385	624,656

			624,656

	Energy Equipment & Services–0.04%
†	Nabors Industries	6,650	156,009

			156,009

	Food & Staples Retailing–0.16%
	Metro	8,561	616,919

			616,919

	Food Products–0.59%
	Aryzta	14,582	673,460
	Chaoda Modern Agriculture Holdings	724,000	543,058
@	Greggs	68,041	496,239
	Parmalat	223,839	613,486

			2,326,243

	Household Durables–0.16%
	Techtronic Industries	466,000	607,943

			607,943

	Industrial Conglomerates–0.03%
	Tianjin Development Holdings	104,000	98,614

			98,614

	Insurance–0.19%
	Alterra Capital Holdings	2,800	60,592
	Aspen Insurance Holdings	2,600	74,412
	AXA	36,718	611,172

			746,176

	IT Services–0.40%
	Accenture Class A	3,350	162,442
†	CGI Group	81,189	1,400,231

			1,562,673

	Machinery–0.16%
	Vallourec	6,037	634,393

			634,393

	Media–0.48%
	Publicis Groupe	6,808	354,976
	Teleperformance	24,831	838,244
	Vivendi	25,582	690,876

			1,884,096

	Metals & Mining–0.16%
	Alumina ADR	12,400	126,232
	Anglo American ADR	4,600	120,112
	ArcelorMittal	10,276	389,898

			636,242

	Multiline Retail–0.25%
	Don Quijote	21,300	648,586
	PPR	2,183	347,309

			995,895

	Multi-Utilities–0.13%
	National Grid	58,935	509,815

			509,815

	Oil, Gas & Consumable Fuels–0.37%
	CNOOC	263,000	623,959
	CNOOC ADR	300	71,511
	Noble	3,500	125,195
	Total	12,111	642,005

			1,462,670

	Pharmaceuticals–0.72%
†	Eurand	3,770	44,599
	ICON ADR	2,910	63,729
	Meda Class A	78,802	600,459
	Novartis	11,669	686,302
	Novo Nordisk ADR	7,700	866,789
	Sanofi-Aventis	8,947	572,367

			2,834,245

	Textiles, Apparel & Luxury Goods–0.16%
	Yue Yuen Industrial Holdings	175,000	629,302

			629,302

LVIP Delaware Foundation® Conservative Allocation Fund–12

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	§DEVELOPED MARKETS (continued)

	Trading Companies & Distributors–0.18%
	ITOCHU	71,142	$720,048

			720,048

	Wireless Telecommunication Services–0.25%
	China Mobile ADR	8,000	396,960
	China Unicom Hong Kong ADR	16,600	236,550
	Vodafone Group	138,527	358,525

			992,035

	Total Developed Markets (Cost $26,310,482)		30,462,078

	×EMERGING MARKETS–5.02%
	Automobiles–0.00%
	Oriental Holdings	720	1,305

			1,305

	Beverages–0.12%
	Fomento Economico Mexicano ADR	2,600	145,392
	Lotte Chilsung Beverage	304	260,281
	Tsingtao Brewery	9,542	49,966

			455,639

	Chemicals–0.10%
	Braskem ADR	6,700	168,170
	Israel Chemicals	6,900	119,087
†	Petronas Chemicals Group	61,600	110,275

			397,532

	Commercial Banks–0.67%
	ABSA Group	4,585	96,891
	Akbank	14,688	81,732
	Banco Bradesco ADR	6,133	124,439
	Banco Santander Brasil ADR	23,700	322,320
	Bangkok Bank	22,828	111,301
	Bank of China Class H	357,500	188,582
	China Construction Bank	210,619	188,873
	Credicorp	1,200	142,692
@	Hong Leong Bank	29,900	89,210
	Industrial & Commercial Bank of China Class H	234,080	174,374
	Malayan Banking Berhad	74,351	204,957
	OTP Bank	4,849	116,975
	Powszechna Kasa Oszczednosci Bank Polski	6,799	99,405
@	Sberbank	111,844	381,053
	Standard Bank Group	11,114	180,424
	Turkiye Is Bankasi	18,480	65,919
	VTB Bank GDR	11,000	71,280

			2,640,427

	Communications Equipment–0.02%
†	Foxconn International Holdings	102,000	71,259

			71,259

	Computers & Peripherals–0.37%
	Asustek Computer	7,000	66,472
	HTC	45,300	1,397,669

			1,464,141

	Construction & Engineering–0.05%
†	Empresas ADR	9,800	99,960
†	Torunlar Gayrimenkul Yatirim Ortakligi	20,458	85,181

			185,141

	Construction Materials–0.09%
†	Cemex ADR	25,728	275,547
	Siam Cement NVDR	7,300	82,564

			358,111

	Diversified Consumer Services–0.01%
†	Leoch International Technology	10,000	5,314
†	Xueda Education ADR	4,300	48,461

			53,775

	Diversified Financial Services–0.17%
	Fubon Financial Holding	119,693	164,132
	KB Financial Group ADR	9,522	503,619

			667,751

	Diversified Telecommunication Services–0.16%
	China Telecom	108,000	56,553
†	Chunghwa Telecom ADR	17,390	439,445
	KT ADR	6,900	143,520

			639,518

	Electric Utilities–0.14%
	Centrais Eletricas Brasileiras ADR	19,500	268,125
	Light	7,600	116,458
	Polska Grupa Energetyczna	22,312	174,508

			559,091

	Electronic Equipment, Instruments & Components–0.06%
	Hon Hai Precision Industry	38,080	153,390
	LG Display ADR	4,900	86,975

			240,365

	Food & Staples Retailing–0.02%
	Wal-Mart de Mexico Series V	32,251	92,229

			92,229

LVIP Delaware Foundation® Conservative Allocation Fund–13

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	×EMERGING MARKETS (continued)

	Food Products–0.14%
	Brazil Foods ADR	8,900	$150,232
@	Cresud ADR	9,100	172,718
	Lotte Confectionery	129	173,496
	Tingyi Cayman Islands Holding	18,606	47,637

			544,083

	Household Durables–0.06%
	LG Electronics	1,395	146,809
†	Turk Sise ve Cam Fabrikalari	45,456	80,187

			226,996

	Independent Power Producers & Energy Traders–0.07%
	Datang International Power Generation	220,890	77,585
	Huaneng Power International ADR	9,900	211,662

			289,247

	Industrial Conglomerates–0.03%
	Fosun International	132,957	97,676

			97,676

	Insurance–0.13%
	Cathay Financial Holdings	68,250	120,964
	Powszechny Zaklad Ubezpieczen	1,652	198,073
	Samsung Life Insurance	2,170	198,372

			517,409

	Internet & Catalog Retail–0.03%
	Alibaba.com	65,500	117,474

			117,474

	Internet Software & Services–0.19%
	Mediatek	3,006	43,024
†	Shanda Interactive Entertainment ADR	4,900	194,236
†	Sohu.com	8,000	507,920

			745,180

	IT Services–0.02%
†	Shanda Games ADR	10,800	69,552

			69,552

	Machinery–0.03%
	United Tractors	47,708	126,021

			126,021

	Media–0.06%
†	Grupo Televisa ADR	8,300	215,219

			215,219

	Metals & Mining–0.57%
	Anglo Platinum	1,068	111,899
	ArcelorMittal South Africa	14,249	170,386
	Cia de Minas Buenaventura ADR	3,000	146,880
	Impala Platinum Holdings	3,681	129,438
	MMC Norilsk Nickel ADR	6,518	154,281
	POSCO ADR	1,900	204,611
	Vale ADR	38,400	1,327,487

			2,244,982

	Oil, Gas & Consumable Fuels–0.80%
	China Petroleum & Chemical ADR	800	76,552
	Gazprom ADR	12,700	320,675
	LUKOIL ADR	2,200	125,884
	PetroChina ADR	1,200	157,788
	Petroleo Brasileiro SA ADR	18,455	698,337
	Petroleo Brasiliero SP ADR	19,500	666,315
	Polski Koncern Naftowy Orlen	7,906	122,123
	PTT	14,313	151,912
@	PTT Exploration & Production	11,600	64,637
#	Reliance Industries GDR 144A	5,200	247,000
	Rosneft Oil GDR	27,500	196,900
	Sasol ADR	3,600	187,380
	Tambang Batubara Bukit Asam	42,000	106,981

			3,122,484

	Paper & Forest Products–0.03%
†	Fibria Celulose ADR	7,447	119,152

			119,152

	Pharmaceuticals–0.02%
†	Hypermarcas	6,200	84,171

			84,171

	Professional Services–0.04%
	Santos Brasil Participacoes	11,800	163,538

			163,538

	Real Estate Management & Development–0.12%
	Cyrela Brazil Realty	9,010	118,628
@	IRSA Inversiones y Representaciones ADR	4,000	64,360
	KLCC Property Holdings	83,500	90,717
†	UEM Land Holdings	245,850	194,543

			468,248

	Road & Rail–0.04%
	All America Latina Logistica	8,800	79,540
	Guangshen Railway ADR	3,800	74,290

			153,830

LVIP Delaware Foundation® Conservative Allocation Fund–14

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	×EMERGING MARKETS (continued)

	Semiconductors & Semiconductor Equipment–0.30%
†	MStar Semiconductor	3,000	$28,900
	Samsung Electronics	691	584,846
	Taiwan Semiconductor Manufacturing	77,594	188,864
	Taiwan Semiconductors Manufacturing ADR	10,100	126,654
	United Microelectronics	477,000	266,544

			1,195,808

	Tobacco–0.02%
	KT&G	1,147	66,186

			66,186

	Wireless Telecommunication Services–0.34%
	America Movil ADR	1,000	57,340
	LG Telecom	21,563	137,888
	SK Telecom ADR	21,500	400,545
	Turkcell Iletisim Hizmet ADR	11,100	190,143
	Vivo Participacoes ADR	4,900	159,691
	Vodacom Group	33,523	386,995

			1,332,602

	Total Emerging Markets (Cost $15,092,801)		19,726,142

	Total Common Stock (Cost $104,786,759)		132,018,005

	CONVERTIBLE PREFERRED STOCK–0.02%
	Healthsouth 6.50% exercise price $30.50, expiration date 12/31/49	100	97,275

	Total Convertible Preferred Stock
	(Cost $92,666)		97,275

	EXCHANGE-TRADED FUNDS–5.57%
	iShares MSCI EAFE Growth Index Fund	203,200	12,410,440
	iShares MSCI EAFE Index Fund	140,080	8,156,858
	Vanguard Europe Pacific	35,000	1,265,250

	Total Exchange-Traded Funds
	(Cost $17,658,795)		21,832,548

	PREFERRED STOCK–0.26%
•	PNC Financial Services Group 8.25%	800,000	861,032
@	Transneft 0.58%	100	139,000

	Total Preferred Stock (Cost $868,477)		1,000,032

		Principal	Value
		Amount	(U.S. $)

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.95%
	Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41	80,514	92,994
	Fannie Mae REMICs
	Series 2003-26 AT 5.00% 11/25/32	565,000	600,006
	Series 2003-122 AJ 4.50% 2/25/28	92,065	95,338
	Series 2010-41 PN 4.50% 4/25/40	235,000	237,158
	Series 2010-96 DC 4.00% 9/25/25	445,000	436,682
	Fannie Mae Whole Loan
	Series 2004-W9 2A1 6.50% 2/25/44	182,904	207,642
	Freddie Mac REMICs
	Series 2326 ZQ 6.50% 6/15/31	17,452	19,487
	Series 2557 WE 5.00% 1/15/18	25,000	27,105
	Series 2622 PE 4.50% 5/15/18	25,000	26,868
	Series 2662 MA 4.50% 10/15/31	105,144	109,214
	Series 2694 QG 4.50% 1/15/29	24,053	24,564
	Series 2762 LG 5.00% 9/15/32	25,000	26,685
	Series 2890 PC 5.00% 7/15/30	25,000	26,143
	Series 3128 BC 5.00% 10/15/27	25,000	25,449
	Series 3131 MC 5.50% 4/15/33	285,000	311,589
	Series 3337 PB 5.50% 7/15/30	350,000	361,925
	Series 3416 GK 4.00% 7/15/22	157,469	164,096
◆	Freddie Mac Structured Pass Through Securities
	Series T-58 2A 6.50% 9/25/43	140,010	160,793
	GNMA Series 2010-113 KE 4.50% 9/20/40	575,000	577,493
	NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	190,000	184,733

	Total Agency Collateralized Mortgage Obligations (Cost $3,699,918)		3,715,964

LVIP Delaware Foundation® Conservative Allocation Fund–15

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES–6.97%
	Fannie Mae 6.50% 8/1/17	72,905	$79,455
•	Fannie Mae ARM
	4.979% 8/1/35	13,048	13,873
	5.131% 11/1/35	110,297	116,875
	5.299% 4/1/36	97,869	102,538
	Fannie Mae Relocation 15 yr 4.00% 9/1/20	247,455	251,229
	Fannie Mae Relocation 30 yr
	4.00% 3/1/35	358,855	352,861
	5.00% 1/1/34	91,204	95,037
	5.00% 10/1/35	91,463	95,307
	5.00% 2/1/36	341,884	356,252
	Fannie Mae S.F. 15 yr
	4.00% 7/1/25	683,253	706,313
	4.00% 8/1/25	916,154	947,074
	4.00% 11/1/25	935,028	966,586
	4.50% 6/1/23	322,222	338,334
	5.50% 6/1/23	336,723	362,274
	Fannie Mae S.F. 15 yr TBA
	4.50% 1/1/25	1,555,000	1,630,077
	5.50% 1/1/25	2,200,000	2,365,000
	Fannie Mae S.F. 30 yr
	5.00% 9/1/35	20,282	21,414
	5.00% 12/1/36	132,183	139,555
	5.00% 12/1/37	102,488	107,852
	5.00% 1/1/38	187,471	197,283
	5.00% 2/1/38	97,556	102,642
	5.00% 11/1/38	251,337	264,438
	5.00% 7/1/40	1,578,647	1,660,778
	5.50% 4/1/37	335,970	364,241
	5.50% 4/1/37	345,741	374,835
	6.50% 2/1/36	221,724	248,478
	6.50% 6/1/36	205,122	229,873
	6.50% 10/1/36	163,694	183,447
	6.50% 8/1/37	18,807	21,060
	6.50% 12/1/37	235,904	266,728
	7.00% 12/1/37	96,664	109,466
	7.50% 6/1/31	29,526	33,883
	7.50% 1/15/32	13,418	15,528
	Fannie Mae S.F. 30 yr TBA
	4.00% 1/1/40	2,525,000	2,511,587
	5.50% 1/1/40	2,670,000	2,856,483
	6.00% 1/1/40	5,275,000	5,733,267
•	Freddie Mac ARM
	2.618% 12/1/33	16,523	17,175
	3.144% 4/1/34	28,319	29,739
	5.678% 7/1/36	116,625	122,070
	5.773% 6/1/37	9,531	10,100
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14	51,642	54,015
	4.50% 5/1/20	16,215	17,117
	5.00% 6/1/18	135,574	144,426
	Freddie Mac S.F. 15 yr TBA 5.00% 1/1/25	970,000	1,024,260
	Freddie Mac S.F. 30 yr
	4.50% 10/1/35	21,527	22,194
	7.00% 11/1/33	4,715	5,373
	Freddie Mac S.F. 30 yr TBA 6.50% 1/1/35	1,285,000	1,424,343
	GNMA I S.F. 30 yr 7.00% 12/15/34	207,241	233,222

	Total Agency Mortgage-Backed Securities (Cost $27,055,660)		27,325,957

	COMMERCIAL MORTGAGE-BACKED SECURITIES–2.49%
#	American Tower Trust
	Series 2007-1A AFX 144A 5.42% 4/15/37	200,000	216,251
•	Bank of America Commercial Mortgage Securities
	Series 2004-3 A5 5.413% 6/10/39	190,000	203,096
	Series 2005-1 A5 5.162% 11/10/42	225,000	242,466
	Series 2005-6 A4 5.195% 9/10/47	450,000	483,326
	Bear Stearns Commercial Mortgage Securities
	•Series 2005-PW10 A4 5.405% 12/11/40	540,000	576,945
	•Series 2005-T20 A4A 5.144% 10/12/42	200,000	215,278
	•Series 2006-PW12 A4 5.722% 9/11/38	855,000	932,861
	Series 2006-PW14 A4 5.201% 12/11/38	300,000	316,884
	Series 2007-PW15 A4 5.331% 2/11/44	350,000	359,377
◆	Commercial Mortgage Pass Through Certificates
	•Series 2005-C6 A5A 5.116% 6/10/44	300,000	321,054
	Series 2006-C7 A2 5.69% 6/10/46	277,015	278,678
	#Series 2010-C1 A1 144A 3.156% 11/1/15	254,546	255,119
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A6 5.396% 8/10/38	295,000	316,866
	Series 2005-GG4 A4 4.761% 7/10/39	370,000	381,590
	Series 2005-GG4 A4A 4.751% 7/10/39	255,000	268,910

LVIP Delaware Foundation® Conservative Allocation Fund–16

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	Goldman Sachs Mortgage Securities II
	•Series 2006-GG6 A4 5.553% 4/10/38	275,000	$295,388
	#Series 2010-C1 A2 144A 4.592% 9/1/40	345,000	348,329
•	Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	135,000	145,610
	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3 5.376% 7/12/37	310,000	323,919
	Series 2003-C1 A2 4.985% 1/12/37	330,000	347,779
	•Series 2005-LDP4 A4 4.918% 10/15/42	265,000	280,718
	•Series 2005-LDP5 A4 5.203% 12/15/44	235,000	252,992
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2002-C1 A4 6.462% 3/15/31	230,214	240,298
	Series 2004-C1 A4 4.568% 1/15/31	190,000	198,380
	#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34	275,000	152,080
	Morgan Stanley Capital I
	•Series 2004-T15 A4 5.27% 6/13/41	710,000	760,504
	•Series 2007-T27 A4 5.648% 6/11/42	500,000	542,978
	Morgan Stanley Dean Witter Capital I
	•#Series 2001-TOP1 E 144A 7.283% 2/15/33	100,000	98,746
	Series 2003-TOP9 A2 4.74% 11/13/36	125,000	130,723
#	OBP Depositor Series 2010-OBP A 144A 4.646% 7/15/45	280,000	285,700

	Total Commercial Mortgage-Backed Securities
	(Cost $9,074,606)		9,772,845

	CONVERTIBLE BONDS–1.33%
	Aerospace & Defense–0.01%
	AAR 1.75% exercise price $29.43, expiration date 2/1/26	38,000	41,705

			41,705

	Biotechnology–0.05%
	Amgen 0.375% exercise price $79.48, expiration date 2/1/13	195,000	195,975

			195,975

	Capital Markets–0.04%
	Jefferies Group 3.875% exercise price $38.72, expiration date 11/1/29	140,000	147,525

			147,525

	Communication Services–0.02%
	#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 12/1/40	62,000	63,240

			63,240

	Communications Equipment–0.04%
	Alaska Communication Systems 5.75% exercise price $12.90, expiration date 3/1/13	102,000	107,993
	Alcatel-Lucent USA 2.75% exercise price $15.35, expiration date 6/15/25	72,000	68,310

			176,303

	Computers & Peripherals–0.02%
	SanDisk 1.00% exercise price $82.36, expiration date 5/15/13	85,000	82,238

			82,238

	Electronic Equipment, Instruments & Components–0.02%
	fGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	68,000	81,175

			81,175

	Energy Equipment & Services–0.04%
	Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38	66,000	66,495
	Transocean 1.50% exercise price $168.61, expiration date 12/15/37	100,000	99,000

			165,495

	Health Care Equipment & Supplies–0.21%
	Alere 3.00% exercise price $43.98, expiration date 5/15/16	78,000	82,973
	fHologic 2.00% exercise price $38.59, expiration date 12/15/37	356,000	335,085
	Medtronic 1.625% exercise price $54.79, expiration date 4/15/13	420,000	424,724

			842,782

LVIP Delaware Foundation® Conservative Allocation Fund–17

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CONVERTIBLE BONDS (continued)

	Health Care Providers & Services–0.04%
	Lifepoint Hospital 3.5% exercise price $51.79, expiration date 5/15/14	158,000	$160,173

			160,173

	Internet Software & Services–0.04%
	VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	125,000	140,781

			140,781

	IT Services–0.02%
	Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	85,000	84,469

			84,469

	Media–0.04%
	Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27	180,000	161,775

			161,775

	Oil, Gas & Consumable Fuels–0.07%
	Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	335,000	262,556

			262,556

	Packaging & Containers–0.02%
#	Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 6/1/15	80,000	80,900

			80,900

	Paper & Forest Products–0.17%
	Rayonier TRS Holdings 3.75% exercise price $54.81, expiration date 10/15/12	425,000	471,750
#	Sino Forrest 144A 5.00% exercise price $20.29, expiration date 8/1/13	136,000	183,090

			654,840

	Real Estate Investment Trusts–0.24%
#	Digital Realty Trust 144A 5.50% exercise price $42.49, expiration date 4/15/29	53,000	71,153
	Health Care REIT 4.75% exercise price $50.00, expiration date 7/15/27	235,000	261,143
#	Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/15/30	180,000	220,500
	National Retail Properties 5.125% exercise price $25.42, expiration date 6/15/28	320,000	372,799

			925,595

	Semiconductors & Semiconductor Equipment–0.10%
	Intel 2.95% exercise price $30.75, expiration date 12/15/35	155,000	155,194
	Linear Technology 3.00% exercise price $44.72, expiration date 5/1/27	230,000	244,950

			400,144

	Wireless Telecommunication Services–0.14%
	Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	370,000	333,000
	NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	110,000	108,488
	SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	61,000	90,890

			532,378

	Total Convertible Bonds (Cost $4,613,245)		5,200,049

	CORPORATE BONDS–32.03%
	Aerospace & Defense–0.23%
	L-3 Communications 4.75% 7/15/20	185,000	182,103
#	Meccanica Holdings 144A 6.25% 7/15/19	670,000	709,529

			891,632

	Airlines–0.06%
#	United Air Lines 144A 12.00% 11/1/13	220,000	243,650

			243,650

LVIP Delaware Foundation® Conservative Allocation Fund–18

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	CORPORATE BONDS (continued)

	Auto Components–0.20%
#	Allison Transmission 144A 11.00% 11/1/15		280,000	$306,600
	America Axle & Manufacturing 7.875% 3/1/17		115,000	118,306
	ArvinMeritor 8.125% 9/15/15		330,000	346,913

				771,819

	Automobiles–0.14%
	Ford Motor 7.45% 7/16/31		495,000	532,744

				532,744

	Beverages–0.49%
	Anheuser-Busch InBev Worldwide
	5.00% 4/15/20		565,000	598,277
	#144A 5.375% 11/15/14		675,000	744,337
	Coca-Cola Enterprises 3.50% 9/15/20		600,000	562,936

				1,905,550

	Building Products–0.15%
	Ply Gem Industries 13.125% 7/15/14		285,000	304,238
#	Voto-Votorantim Overseas Trading Operations 144A 6.625% 9/25/19		262,000	273,790

				578,028

	Capital Markets–0.92%
#	Cemex Finance 144A 9.50% 12/14/16		115,000	119,169
	E Trade Financial PIK 12.50% 11/30/17		311,000	366,980
	Goldman Sachs Group
	3.70% 8/1/15		95,000	96,898
	5.375% 3/15/20		1,032,000	1,068,357
	Jefferies Group
	6.25% 1/15/36		300,000	269,540
	6.45% 6/8/27		400,000	383,393
	Lazard Group
	6.85% 6/15/17		511,000	535,263
	7.125% 5/15/15		56,000	60,357
	Nuveen Investments 10.50% 11/15/15		437,000	449,018
#	Pinafore 144A 9.00% 10/1/18		240,000	260,400

				3,609,375

	Chemicals–0.83%
	CF Industries 7.125% 5/1/20		210,000	230,475
	Dow Chemical
	4.25% 11/15/20		110,000	105,787
	8.55% 5/15/19		890,000	1,117,137
	duPont (E.I.) deNemours 3.625% 1/15/21		1,095,000	1,060,918
	Hexion US Finance Nova Scotia 8.875% 2/1/18		190,000	204,013
#	MacDermid 144A 9.50% 4/15/17		186,000	197,160
	Momentive Performance Materials 11.50% 12/1/16		315,000	343,350

				3,258,840

	Commercial Banks–2.47%
	Bank of America 6.10% 6/15/17		290,000	303,374
	BB&T 5.25% 11/1/19		965,000	1,001,353
•	BB&T Capital Trust IV 6.82% 6/12/57		330,000	326,700
	City National 5.25% 9/15/20		365,000	357,602
@#	CoBank ACB 144A 7.875% 4/16/18		250,000	278,308
	JPMorgan Chase Bank
	5.875% 6/13/16		250,000	273,747
	6.00% 10/1/17		285,000	316,382
	7.00% 6/28/17	RUB	20,000,000	598,201
	KeyBank 6.95% 2/1/28		615,000	627,461
	PNC Bank 6.875% 4/1/18		990,000	1,133,270
	PNC Funding
	5.25% 11/15/15		2,000	2,143
	5.625% 2/1/17		5,000	5,352
•#	PNC Preferred Funding Trust II 144A 6.113% 3/29/49		500,000	372,688
	Rabobank Nederland
	2.125% 10/13/15		155,000	150,070
	•#144A 11.00% 12/29/49		540,000	700,003
	Silicon Valley Bank
	5.70% 6/1/12		250,000	258,444
	6.05% 6/1/17		500,000	507,945
•	SunTrust Capital VIII 6.10% 12/15/36		110,000	100,962
	U.S. Bank North America 4.95% 10/30/14		250,000	272,693
•	USB Capital IX 6.189% 4/15/49		575,000	448,500

LVIP Delaware Foundation® Conservative Allocation Fund–19

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	CORPORATE BONDS (continued)

	Commercial Banks (continued)
	Wachovia
	5.25% 8/1/14		225,000	$240,157
	5.625% 10/15/16		240,000	261,406
•	Wells Fargo Capital XIII 7.70% 12/29/49		790,000	820,612
	Zions Bancorporation
	5.65% 5/15/14		223,000	223,077
	7.75% 9/23/14		120,000	125,202

				9,705,652

	Commercial Services & Supplies–0.83%
	Allied Waste North America
	6.875% 6/1/17		670,000	737,961
	7.125% 5/15/16		245,000	259,682
	ARAMARK 8.50% 2/1/15		150,000	157,500
#	Brambles USA 144A
	3.95% 4/1/15		670,000	680,294
	5.35% 4/1/20		220,000	223,588
	Casella Waste Systems
	9.75% 2/1/13		105,000	105,525
	11.00% 7/15/14		175,000	194,469
	Corrections Corporation of America 7.75% 6/1/17		166,000	176,998
	FTI Consulting
	7.75% 10/1/16		2,000	2,070
	#144A 6.75% 10/1/20		180,000	179,550
	International Lease Finance
	6.625% 11/15/13		340,000	348,925
	8.25% 12/15/20		135,000	139,219
	Mobile Mini 6.875% 5/1/15		32,000	32,640

				3,238,421

	Computers & Peripherals–0.09%
#	Seagate Technology International 144A 10.00% 5/1/14		295,000	347,362

				347,362

	Consumer Finance–0.12%
	Ford Motor Credit 12.00% 5/15/15		370,000	465,849

				465,849

	Containers & Packaging–0.24%
#	Berry Plastics 144A 9.75% 1/15/21		120,000	119,400
	Intertape Polymer 8.50% 8/1/14		116,000	96,280
#	Plastipak Holdings 144A 10.625% 8/15/19		280,000	316,050
	Pregis 12.375% 10/15/13		233,000	229,505
	Smurfit Kappa Funding 7.75% 4/1/15		157,000	161,710

				922,945

	Diversified Consumer Services–0.15%
	Yale University 2.90% 10/15/14		560,000	578,117

				578,117

	Diversified Financial Services–2.32%
	AgriBank FCB 9.125% 7/15/19		405,000	481,709
	Bank of America 3.70% 9/1/15		240,000	238,180
•	Bear Stearns 5.408% 12/7/12	AUD	990,000	994,720
	Capital One Capital V 10.25% 8/15/39		175,000	188,344
#	CDP Financial 144A 5.60% 11/25/39		535,000	558,080
#	Crown Castle Towers 144A 4.883% 8/15/20		1,580,000	1,521,398
#	ERAC USA Finance 144A 5.25% 10/1/20		900,000	916,905
#	Export-Import Bank of Korea 144A 5.25% 2/10/14		165,000	175,490
	General Electric Capital
	4.375% 9/16/20		335,000	330,337
	6.00% 8/7/19		1,414,000	1,575,877
•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65		130,000	102,050
#	IPIC GMTN 144A 5.00% 11/15/20		500,000	491,837
	JPMorgan Chase Capital XXV 6.80% 10/1/37		337,000	348,562
	Korea Development Bank 8.00% 1/23/14		365,000	416,934
#	National Agricultural Cooperative Federation 144A 5.00% 9/30/14		227,000	238,889
	Oesterreichische Kontrollbank 1.75% 10/5/15		295,000	285,841
•#	USB Realty 144A 6.091% 12/29/49		300,000	227,625

				9,092,778

LVIP Delaware Foundation® Conservative Allocation Fund–20

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Diversified Telecommunication Services–2.29%
	AT&T 6.50% 9/1/37	280,000	$302,957
	#144A 5.35% 9/1/40	385,000	363,381
	Cincinnati Bell 7.00% 2/15/15	77,000	76,808
#	Clearwire Communications/Finance 144A 12.00% 12/1/15	400,000	433,000
	12.00% 12/1/15	325,000	352,625
	Global Crossing 12.00% 9/15/15	250,000	283,125
	Hughes Network Systems/Finance 9.50% 4/15/14	199,000	206,214
#	Intelsat Jackson Holdings 144A 7.25% 10/15/20	280,000	284,200
	Level 3 Financing
	9.25% 11/1/14	15,000	14,963
	10.00% 2/1/18	215,000	207,475
	PAETEC Holding
	8.875% 6/30/17	80,000	85,800
	9.50% 7/15/15	195,000	202,800
	Qwest 8.375% 5/1/16	1,165,000	1,386,349
#	Telcordia Technologies 144A 11.00% 5/1/18	90,000	90,900
	Telecom Italia Capital
	5.25% 10/1/15	1,250,000	1,281,155
	6.175% 6/18/14	285,000	303,324
	Telefonica Emisiones 6.421% 6/20/16	610,000	667,497
	Telesat Canada
	11.00% 11/1/15	347,000	391,243
	12.50% 11/1/17	68,000	80,410
	Verizon Communictions 6.40% 2/15/38	1,080,000	1,198,715
	Virgin Media Secured 6.50% 1/15/18	555,000	586,913
#	Wind Acquisition Finance 144A 11.75% 7/15/17	155,000	175,538
	Windstream 8.125% 8/1/13	7,000	7,735

			8,983,127

	Electric Utilities–2.55%
#	American Transmission Systems 144A 5.25% 1/15/22	730,000	749,802
#	Calpine 144A 7.875% 7/31/20	170,000	172,975
	Commonwealth Edison
	4.00% 8/1/20	740,000	729,676
	5.80% 3/15/18	175,000	196,513
	Consumers Energy 6.70% 9/15/19	30,000	35,829
	Dominion Resources
	5.60% 11/15/16	120,000	135,234
	6.00% 11/30/17	210,000	238,111
	Duke Energy 5.45% 4/1/19	410,000	457,814
	Exelon Generation
	4.00% 10/1/20	415,000	389,141
	5.75% 10/1/41	240,000	229,464
	Florida Power 5.65% 6/15/18	140,000	158,320
	Florida Power & Light 5.25% 2/1/41	280,000	284,419
#	GenOn Escrow 144A 9.875% 10/15/20	125,000	124,688
	Illinois Power 9.75% 11/15/18	1,117,000	1,434,891
	Jersey Central Power & Light
	5.625% 5/1/16	90,000	99,181
	7.35% 2/1/19	95,000	112,601
#	LG&E & KU Energy 144A 3.75% 11/15/20	510,000	486,521
	Mirant North America 7.375% 12/31/13	1,000	1,019
	Oncor Electric Delivery
	7.00% 9/1/22	195,000	229,534
	#144A 5.00% 9/30/17	320,000	338,423
	#144A 5.25% 9/30/40	90,000	86,767
	Pacific Gas & Electric 5.625% 11/30/17	85,000	95,833
	PacifiCorp 5.50% 1/15/19	295,000	333,159
	Pennsylvania Electric 5.20% 4/1/20	585,000	605,432
	PPL Electric Utilities 7.125% 11/30/13	175,000	201,667
	Public Service Company of Oklahoma 5.15% 12/1/19	515,000	540,165
•	Puget Sound Energy 6.974% 6/1/67	230,000	227,228
	Southern California Edison 5.50% 8/15/18	595,000	672,699
#	Tampa Electric 144A 5.40% 5/15/21	575,000	618,532

			9,985,638

	Electronic Equipment, Instruments & Components–0.09%
	Jabil Circuit 7.75% 7/15/16	85,000	95,838

LVIP Delaware Foundation® Conservative Allocation Fund–21

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Electronic Equipment, Instruments & Components (continued)
	Sanmina-SCI 8.125% 3/1/16	248,000	$251,720

			347,558

	Energy Equipment & Services–0.65%
	Complete Production Services 8.00% 12/15/16	227,000	236,080
#	Helix Energy Solutions Group 144A 9.50% 1/15/16	303,000	312,848
#	Hercules Offshore 144A 10.50% 10/15/17	230,000	191,475
	Key Energy Services 8.375% 12/1/14	300,000	318,000
	Transocean 6.50% 11/15/20	405,000	430,782
	Weatherford International
	5.125% 9/15/20	380,000	378,827
	9.625% 3/1/19	540,000	693,957

			2,561,969

	Food & Staples Retailing–0.57%
◆#	CVS Pass Through Trust 144A
	5.773% 1/31/33	130,000	129,319
	8.353% 7/10/31	819,744	979,024
#	Delhaize Group 144A 5.70% 10/1/40	513,000	490,018
	Ingles Markets 8.875% 5/15/17	139,000	149,425
	New Albertsons 7.25% 5/1/13	1,000	1,008
	Supervalu 8.00% 5/1/16	126,000	121,275
	Tops Markets 10.125% 10/15/15	90,000	92,925
#	Woolworths 144A 4.00% 9/22/20	285,000	276,535

			2,239,529

	Food Products–0.35%
#	Dole Food 144A 8.00% 10/1/16	290,000	307,400
	Hershey 4.125% 12/1/20	155,000	156,633
	Kellogg 4.00% 12/15/20	310,000	306,360
	Smithfield Foods
	7.75% 7/1/17	237,000	247,665
	#144A 10.00% 7/15/14	85,000	98,388
	Tyson Foods 10.50% 3/1/14	4,000	4,750
#	Viskase 144A
	9.875% 1/15/18	80,000	83,800
#	Viskase 144A
	9.875% 1/15/18	170,000	178,075

			1,383,071

	Gas Utilities–0.39%
	AmeriGas Partners 7.125% 5/20/16	2,000	2,080
	Centerpoint Energy 5.95% 2/1/17	345,000	371,157
	Inergy Finance 8.25% 3/1/16	2,000	2,095
#	Petronas Global Sukuk 144A 4.25% 8/12/14	113,000	118,413
#	SEMCO Energy 144A 5.15% 4/21/20	680,000	701,334
	Sempra Energy 6.15% 6/15/18	280,000	320,787

			1,515,866

	Health Care Equipment & Supplies–1.54%
	Alere 9.00% 5/15/16	205,000	212,175
	Baxter International 4.50% 8/15/19	915,000	961,277
•	Biomet 11.625% 10/15/17	82,000	91,020
	Biomet PIK 10.375% 10/15/17	118,000	129,505
	CareFusion 6.375% 8/1/19	1,345,000	1,522,119
	Covidien International Finance 4.20% 6/15/20	860,000	861,446
	CR Bard 4.40% 1/15/21	235,000	239,258
	Hospira 6.40% 5/15/15	960,000	1,087,968
#	Mylan 144A 6.00% 11/15/18	160,000	157,600
	Zimmer Holdings 4.625% 11/30/19	770,000	792,046

			6,054,414

	Health Care Providers & Services–0.40%
#	HCA Holdings 144A 7.75% 5/15/21	230,000	230,575
	Medco Health Solutions
	4.125% 9/15/20	530,000	513,483
	7.125% 3/15/18	460,000	540,586
#	Radnet Management 144A 10.375% 4/1/18	95,000	89,300
	Select Medical 7.625% 2/1/15	200,000	201,000

			1,574,944

LVIP Delaware Foundation® Conservative Allocation Fund–22

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	CORPORATE BONDS (continued)

	Hotels, Restaurants & Leisure–0.60%
	CKE Restaurants 11.375% 7/15/18	205,000	$228,062
#	Dunkin Finance 144A 9.625% 12/1/18	170,000	172,550
#	Equinox Holdings 144A 9.50% 2/1/16	35,000	37,144
	Harrah’s Operating
	10.00% 12/15/18	215,000	197,262
	11.25% 6/1/17	130,000	146,900
#	Marina District Finance 144A 9.875% 8/15/18	95,000	94,050
	MGM MIRAGE
	10.375% 5/15/14	45,000	50,738
	11.375% 3/1/18	225,000	245,249
	Mohegan Tribal Gaming Authority 6.875% 2/15/15	135,000	84,038
	NCL 11.75% 11/15/16	50,000	58,563
	OSI Restaurant Partners 10.00% 6/15/15	138,000	144,210
	Pinnacle Entertainment 8.75% 5/15/20	335,000	348,399
#	Pokagon Gaming Authority 144A 10.375% 6/15/14	135,000	141,413
	Royal Caribbean Cruises
	6.875% 12/1/13	125,000	133,125
	7.00% 6/15/13	15,000	15,938
#	Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	189,000	131,355
	Wyndham Worldwide 5.75% 2/1/18	135,000	137,471

			2,366,467

	Household Durables–0.48%
#	Beazer Homes USA 144A 9.125% 5/15/19	105,000	100,013
	Jarden
	6.125% 11/15/22	160,000	153,400
	7.50% 1/15/20	25,000	26,188
	K Hovnanian Enterprises
	6.25% 1/15/15	85,000	65,450
	7.50% 5/15/16	155,000	111,213
	10.625% 10/15/16	160,000	164,800
	Mohawk Industries 6.125% 1/15/16	3,000	3,233
	Norcraft Holdings 9.75% 9/1/12	255,000	257,868
#	Reynolds Group Issuer 144A 9.00% 4/15/19	330,000	343,612
	Ryland Group 8.40% 5/15/17	135,000	150,188
#	Scotts Miracle-Gro 144A 6.625% 12/15/20	90,000	90,450
	Standard Pacific 10.75% 9/15/16	180,000	208,350
	Yankee Acquisition 9.75% 2/15/17	210,000	219,974

			1,894,739

	Independent Power Producers & Energy Traders–0.13%
	AES
	7.75% 3/1/14	1,000	1,073
	8.00% 6/1/20	140,000	149,100
	Dynegy Holdings
	7.75% 6/1/19	94,000	63,215
	8.375% 5/1/16	190,000	142,975
	NRG Energy 7.375% 2/1/16	161,000	165,427

			521,790

	Insurance–1.04%
	American International Group 6.40% 12/15/20	85,000	89,347
•	Chubb 6.375% 3/29/67	415,000	434,713
•	Genworth Financial 6.15% 11/15/66	235,000	186,825
•#	Liberty Mutual Group 144A 7.00% 3/15/37	140,000	125,908
	Metlife
	4.75% 2/8/21	100,000	102,306
	6.817% 8/15/18	1,125,000	1,313,608
#	MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	472,000
	Prudential Financial
	3.875% 1/14/15	460,000	475,013
	4.50% 11/15/20	115,000	112,686
=◆‡#	Twin Reefs Pass Through
	Trust 144A 4.058% 12/31/49	200,000	0
•	XL Capital 6.50% 4/15/49	200,000	174,000
•#	ZFS Finance USA Trust II 144A 6.45% 12/15/65	605,000	601,218

			4,087,624

	Internet Software & Services–0.21%
	GXS Worldwide 9.75% 6/15/15	355,000	352,337
	Symantec 4.20% 9/15/20	360,000	330,906
	Terremark Worldwide 12.00% 6/15/17	135,000	155,250

			838,493

LVIP Delaware Foundation® Conservative Allocation Fund–23

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	CORPORATE BONDS (continued)

	IT Services–0.08%
	SunGard Data Systems 10.25% 8/15/15		106,000	$111,698
#	Unisys 144A 12.75% 10/15/14		155,000	184,063

				297,761

	Life Sciences Tools & Services–0.85%
	Amgen 3.45% 10/1/20		535,000	510,808
	Bio-Rad Laboratories
	4.875% 12/15/20		530,000	517,268
	8.00% 9/15/16		2,000	2,180
	Celgene 3.95% 10/15/20		550,000	523,948
	Genzyme
	3.625% 6/15/15		915,000	940,331
	5.00% 6/15/20		440,000	462,811
	Life Technologies 6.00% 3/1/20		365,000	391,657

				3,349,003

	Machinery–0.13%
	Case New Holland 7.75% 9/1/13		180,000	194,400
	RBS Global/Rexnord 11.75% 8/1/16		158,000	170,245
	TriMas 9.75% 12/15/17		130,000	143,000

				507,645

	Media–2.33%
#	Affinion Group 144A 7.875% 12/15/18		240,000	235,200
#	Charter Communications Operating 144A 10.875% 9/15/14		290,000	325,525
	Comcast 5.875% 2/15/18		430,000	478,103
#	Cox Communications 144A 6.25% 6/1/18		325,000	363,526
	CSC Holdings 6.75% 4/15/12		24,000	24,990
	DIRECTV Holdings
	4.60% 2/15/21		635,000	627,995
	7.625% 5/15/16		1,350,000	1,498,472
	DISH DBS 7.875% 9/1/19		155,000	162,750
	Lamar Media 6.625% 8/15/15		4,000	4,120
	LIN Television 6.50% 5/15/13		40,000	40,200
#	NBC Universal 144A
	2.875% 4/1/16		665,000	650,460
	4.375% 4/1/21		975,000	948,268
	Nielsen Finance 11.625% 2/1/14		80,000	93,000
	Shaw Communication 6.75% 11/9/39	CAD	1,559,000	1,552,981
#	Sinclair Television Group 144A 9.25% 11/1/17		140,000	152,250
#	Sirius XM Radio 144A
	8.75% 4/1/15		265,000	288,188
	9.75% 9/1/15		30,000	33,825
	Time Warner Cable
	4.125% 2/15/21		395,000	376,625
	8.25% 4/1/19		467,000	581,001
#	Vivendi 144A 6.625% 4/4/18		425,000	473,946
#	XM Satellite Radio 144A 13.00% 8/1/13		200,000	239,000

				9,150,425

	Metals & Mining–0.85%
	AK Steel 7.625% 5/15/20		95,000	95,713
	Alcoa 6.15% 8/15/20		307,000	315,828
#	Algoma Acqusition 144A 9.875% 6/15/15		230,000	208,150
	ArcelorMittal 9.85% 6/1/19		525,000	664,509
	Century Aluminum 8.00% 5/15/14		231,900	244,944
	Cliffs Natural Resources
	4.80% 10/1/20		145,000	141,953
	5.90% 3/15/20		170,000	179,419
	6.25% 10/1/40		335,000	327,216
#	CODELCO 144A 3.75% 11/4/20		164,000	156,025
	Compass Minerals International 8.00% 6/1/19		4,000	4,380
•	Noranda Aluminum Acquisition PIK 5.193% 5/15/15		198,815	180,673
	Reliance Steel & Aluminum 6.85% 11/15/36		275,000	255,419
	Ryerson
	•7.662% 11/1/14		2,000	1,870
	12.00% 11/1/15		246,000	258,915
	Teck Resources 9.75% 5/15/14		249,000	311,823

				3,346,837

	Multiline Retail–0.27%
	Burlington Coat Factory Investment Holdings 14.50% 10/15/14		435,000	460,012

LVIP Delaware Foundation® Conservative Allocation Fund–24

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	CORPORATE BONDS (continued)

	Multiline Retail (continued)
	Macy’s Retail Holdings 5.90% 12/1/16		373,000	$400,043
#	Sears Holdings 144A 6.625% 10/15/18		200,000	187,500

				1,047,555

	Multi-Utilities–0.19%
	CMS Energy
	6.55% 7/17/17		225,000	240,333
	8.75% 6/15/19		425,000	502,015

				742,348

	Oil, Gas & Consumable Fuels–3.98%
	Anadarko Petroleum 5.95% 9/15/16		445,000	478,638
	Antero Resources Finance 9.375% 12/1/17		85,000	89,356
	Chaparral Energy 8.50% 12/1/15		92,000	94,070
	Chesapeake Energy 6.50% 8/15/17		460,000	464,600
	Copano Energy 7.75% 6/1/18		4,000	4,100
	Ecopetrol 7.625% 7/23/19		336,000	389,760
	El Paso 7.00% 6/15/17		4,000	4,241
#	El Paso Performance-Linked Trust 144A 7.75% 7/15/11		232,000	238,653
	El Paso Pipeline Partners Operating 4.10% 11/15/15		275,000	273,605
•	Enbridge Energy 8.05% 10/1/37		330,000	339,791
	Energy Transfer Partners 9.70% 3/15/19		820,000	1,061,406
#	ENI 144A 4.15% 10/1/20		680,000	660,942
	Enterprise Products Operating
	6.30% 9/15/17		50,000	56,497
	•7.034% 1/15/68		655,000	680,500
	9.75% 1/31/14		585,000	707,130
	EOG Resources 4.10% 2/1/21		325,000	320,297
	Forest Oil 7.25% 6/15/19		94,000	95,880
#	Hilcorp Energy I 144A 7.75% 11/1/15		228,000	236,550
	Holly 9.875% 6/15/17		168,000	183,960
	Kinder Morgan Energy
	6.00% 2/1/17		355,000	392,442
	6.55% 9/15/40		310,000	327,008
	9.00% 2/1/19		485,000	611,682
#	Linn Energy/Finance 144A 8.625% 4/15/20		110,000	119,075
#	Midcontinent Express Pipeline 144A 5.45% 9/15/14		415,000	443,459
#	Murray Energy 144A 10.25% 10/15/15		175,000	184,625
#	New World Resources 144A 7.875% 5/1/18	EUR	85,000	117,630
	Nexen 7.50% 7/30/39		270,000	294,530
#	NFR Energy/Finance 144A 9.75% 2/15/17		150,000	148,875
	Noble Energy 8.25% 3/1/19		580,000	725,886
	Occidental Petroleum 4.10% 2/1/21		325,000	331,023
	OPTI Canada
	7.875% 12/15/14		67,000	47,654
	8.25% 12/15/14		147,000	105,473
	#144A 9.00% 12/15/12		180,000	181,350
	Pemex Project Funding Master Trust 6.625% 6/15/35		220,000	224,949
	Petrobras International Finance
	5.75% 1/20/20		200,000	208,514
	5.875% 3/1/18		45,000	48,142
	Petrohawk Energy
	7.875% 6/1/15		77,000	80,561
	10.50% 8/1/14		190,000	217,550
	Petroleum Development 12.00% 2/15/18		132,000	148,500
	Plains All American Pipeline 8.75% 5/1/19		450,000	559,311
	Pride International 6.875% 8/15/20		490,000	510,825
	Quicksilver Resources 7.125% 4/1/16		127,000	122,238
	Range Resources 8.00% 5/15/19		123,000	134,531
#	Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16		281,043	302,491
#	SandRidge Energy 144A 9.875% 5/15/16		297,000	315,563
	Total Capital 2.30% 3/15/16		1,085,000	1,061,185
•	TransCanada Pipelines 6.35% 5/15/67		600,000	593,226

LVIP Delaware Foundation® Conservative Allocation Fund–25

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	CORPORATE BONDS (continued)

	Oil, Gas & Consumable Fuels (continued)
#	Woodside Finance 144A
	4.50% 11/10/14		420,000	$441,841
	8.125% 3/1/14		205,000	236,021

				15,616,136

	Paper & Forest Products–0.48%
#	Georgia-Pacific 144A 5.40% 11/1/20		335,000	331,832
	International Paper 9.375% 5/15/19		1,025,000	1,320,469
#	PE Paper Escrow 144A 12.00% 8/1/14		200,000	231,732

				1,884,033

	Pharmaceuticals–0.23%
	Merck 3.875% 1/15/21		370,000	368,455
#	Novasep Holding 144A 9.75% 12/15/16		350,000	248,500
#	Roche Holdings 144A 6.00% 3/1/19		260,000	302,836

				919,791

	Real Estate Investment Trusts–0.47%
	Developers Diversified Realty
	5.375% 10/15/12		435,000	447,736
	7.50% 4/1/17		110,000	123,035
	9.625% 3/15/16		100,000	118,797
	Digital Realty Trust 5.875% 2/1/20		235,000	239,496
	Host Hotels & Resorts 6.375% 3/15/15		145,000	147,900
	Liberty Property 4.75% 10/1/20		180,000	178,463
#	Qatari Diar Finance 144A 5.00% 7/21/20		236,000	235,764
	Regency Centers
	4.80% 4/15/21		175,000	167,230
	5.875% 6/15/17		171,000	182,583

				1,841,004

	Road & Rail–0.37%
	Burlington Northern Santa Fe
	3.60% 9/1/20		80,000	76,742
	4.70% 10/1/19		695,000	727,661
	5.65% 5/1/17		150,000	167,400
	5.75% 3/15/18		30,000	33,853
	Canadian Pacific Railway 4.45% 3/15/23		440,000	426,750

				1,432,406

	Semiconductors & Semiconductor Equipment–0.16%
	National Semiconductor 6.60% 6/15/17		555,000	613,950

				613,950

	Specialty Retail–0.05%
	Sally Holdings/Capital 10.50% 11/15/16		186,000	205,995

				205,995

	Textiles, Apparel & Luxury Goods–0.10%
#	Hanesbrands 144A 6.375% 12/15/20		215,000	205,325
#	Invista 144A 9.25% 5/1/12		4,000	4,080
	Quiksilver 6.875% 4/15/15		200,000	196,500

				405,905

	Trading Companies & Distributors–0.09%
#	Ashtead Capital 144A 9.00% 8/15/16		50,000	52,375
#	Ashtead Holdings 144A 8.625% 8/1/15		75,000	78,094
	RSC Equipment Rental 10.25% 11/15/19		200,000	224,000

				354,469

	Wireless Telecommunication Services–0.87%
	America Movil
	5.00% 3/30/20		1,017,000	1,062,203
	6.125% 3/30/40		120,000	127,858
	American Tower 5.05% 9/1/20		385,000	379,337
#	Cricket Communications 144A 7.75% 10/15/20		230,000	219,650
#	Digicel 144A 12.00% 4/1/14		310,000	361,925
	MetroPCS Wireless 6.625% 11/15/20		115,000	109,825
#	MTS International Funding 144A 8.625% 6/22/20		203,000	231,664
	NII Capital 10.00% 8/15/16		250,000	278,125
	Rogers Communications 6.68% 11/4/39	CAD	313,000	335,544
	Sprint Capital 8.75% 3/15/32		320,000	324,800

				3,430,931

	Total Corporate Bonds (Cost $122,099,184)			125,642,185

LVIP Delaware Foundation® Conservative Allocation Fund–26

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount	(U.S. $)

	MUNICIPAL BOND–0.13%
	Oregon State Taxable Pension 5.892% 6/1/27	485,000	$511,898

	Total Municipal Bond (Cost $485,000)		511,898

	NON-AGENCY ASSET-BACKED SECURITIES–1.50%
	Ally Auto Receivables Trust Series 2010-2 A3 1.38% 7/15/14	180,000	180,981
•	American Express Credit Account Master Trust Series 2010-1 B 0.86% 11/16/15	180,000	179,793
•	Bank of America Credit Card Trust Series 2008-A5 A5 1.46% 12/16/13	375,000	376,998
	Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	790,000	897,708
#	CIT Equipment Collateral 144A
	Series 2009-VT1 A3 3.07% 8/15/16	244,706	247,218
	Series 2010-VT1A A3 2.41% 5/15/13	170,000	171,421
	Citibank Credit Card Issuance Trust
	•Series 2004-C1 C1 0.91% 7/15/13	215,000	213,889
	Series 2007-A3 A3 6.15% 6/15/39	335,000	405,953
	•Series 2009-A1 A1 2.01% 3/17/14	290,000	295,177
	Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	400,000	336,073
	CNH Equipment Trust
	•Series 2007-A A4 0.30% 9/17/12	29,670	29,668
	Series 2008-A A4A 4.93% 8/15/14	123,295	126,413
	Series 2008-B A3A 4.78% 7/16/12	4,746	4,754
	Series 2009-C A3 1.85% 12/16/13	160,000	161,315
	Series 2010-A A4 2.49% 4/15/30	545,000	557,234
	Discover Card Master Trust Series 2008-A4 A4 5.65% 12/15/15	450,000	496,337
	Ford Credit Auto Owner Trust Series 2010-B B 2.54% 2/15/16	170,000	170,852
•	Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.81% 9/15/14	235,000	238,443
•#	Golden Credit Card Trust Series 2008-3 A 144A 1.26% 7/15/17	100,000	100,406
	Harley-Davidson Motorcycle Trust
	#Series 2006-1 A2 144A 5.04% 10/15/12	18,877	18,910
	Series 2009-4 A3 1.87% 2/17/14	120,000	120,995
	John Deere Owner Trust Series 2010-A A4 2.13% 10/17/16	380,000	387,664
	Mid-State Trust Series 11 A1 4.864% 7/15/38	112,603	112,677
=#	Sail NIM Notes Series 2003-10A A 144A 7.50% 10/27/33	11,041	0
	World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12	52,678	53,089

	Total Non-Agency Asset-Backed Securities (Cost $5,750,910)		5,883,968

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.76%
	Bank of America Alternative Loan Trust
	Series 2004-10 1CB1 6.00% 11/25/34	23,824	24,204
	Series 2004-11 1CB1 6.00% 12/25/34	418,367	390,854
	Series 2005-3 2A1 5.50% 4/25/20	39,070	36,870
	Series 2005-5 2CB1 6.00% 6/25/35	17,815	13,561
	@Series 2005-6 7A1 5.50% 7/25/20	32,205	31,381
•	Bank of America Mortgage Securities Series 2003-D 1A2 2.84% 5/25/33	1,080	785
•	ChaseFlex Trust Series 2006-1 A4 6.30% 6/25/36	255,000	189,508

LVIP Delaware Foundation® Conservative Allocation Fund–27

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

◆	Countrywide Home Loan Mortgage Pass Through Trust
	@Series 2006-17 A5 6.00% 12/25/36		3,386	$3,210
	•Series 2006-HYB1 3A1 3.967% 3/20/36		169,163	101,832
	Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34		33,936	33,733
#	GSMPS Mortgage Loan Trust Series 144A
	•Series 1998-3 A 7.75% 9/19/27		60,432	60,803
	•Series 1999-3 A 8.00% 8/19/29		100,180	96,373
	Series 2005-RP1 1A3 8.00% 1/25/35		226,576	227,799
	Series 2005-RP1 1A4 8.50% 1/25/35		188,360	183,107
•	JP Morgan Mortgage Trust Series 2005-A2 5A1 4.308% 4/25/35		12,251	12,326
	Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		88,379	84,341
•	MASTR ARM Trust
	Series 2003-6 1A2 2.575% 12/25/33		37,643	35,235
	Series 2005-6 7A1 5.376% 6/25/35		112,044	96,066
	Series 2006-2 4A1 4.969% 2/25/36		11,174	10,527
#	MASTR Reperforming Loan Trust
	Series 2005-1 1A5 144A 8.00% 8/25/34		214,792	216,527
•#	MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		94,501	93,432
•	Structured ARM Loan Trust Series 2006-5 5A4 5.44% 6/25/36		72,613	10,398
•	Structured Asset Securities Series 2002-22H 1A 6.943% 11/25/32		34,665	34,698
◆	Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18		328,411	340,335
	Wells Fargo Mortgage Backed Securities Trust
	Series 2005-7 A2 5.25% 9/25/35		182,717	128,262
	Series 2006-2 3A1 5.75% 3/25/36		237,410	235,036
	Series 2006-4 1A8 5.75% 4/25/36		9,715	9,613
	Series 2007-13 A7 6.00% 9/25/37		300,561	281,933

	Total Non-Agency Collateralized Mortgage Obligations (Cost $3,190,908)			2,982,749

	REGIONAL BONDS–1.11%▲
	Australia–0.58%
	New South Wales Treasury
	2.75% 11/20/25	AUD	338,000	350,018
	6.00% 5/1/20	AUD	1,899,000	1,927,523

				2,277,541

	Canada–0.53%
	Province of British Columbia Canada 2.85% 6/15/15		295,000	304,010
	Province of Nova Scotia Canada 2.375% 7/21/15		1,040,000	1,042,180
	Province of Ontario Canada 4.40% 4/14/20		350,000	366,603
	Province of Quebec Canada 4.60% 5/26/15		320,000	351,610

				2,064,403

	Total Regional Bonds (Cost $4,083,794)			4,341,944

	«SENIOR SECURED LOANS–3.60%
	Advantage Sales & Marketing 5.25% 11/29/17		235,000	236,029
	Affinion Group Tranche B 5.00% 10/7/16		299,246	299,059
	Allied Security Holdings 7.75% 2/23/15		302,303	305,233
	ATI Holdings 7.00% 3/12/16		104,212	104,213
	AutoTrader.com Tranche B 4.75% 11/16/16		350,000	352,588
	BNY ConvergEx Group
	5.25% 11/29/16		235,000	236,665
	8.75% 11/29/17		235,000	241,169
	Bresnan Broadband Holdings 4.50% 12/6/17		450,000	453,017
	BWAY Holding Tranche B 5.50% 6/16/17		368,434	371,257
	Calpine 7.00% 7/1/17		634,916	646,705

LVIP Delaware Foundation® Conservative Allocation Fund–28

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

	Principal		Value
	Amount		(U.S. $)

«SENIOR SECURED LOANS (continued)
Citadel Broadcasting Tranche B 4.25% 11/29/16		600,000	$603,564
Clear Channel Communication Tranche B 3.65% 1/29/16		450,000	392,400
CommScope 9.25% 10/26/11		205,000	205,000
Community Health Systems 3.50% 1/25/17		219,450	219,001
Darling International Tranch B 5.00% 11/9/16		250,000	252,500
DaVita 4.50% 10/20/16		600,000	606,422
Del Monte Foods 8.75% 11/28/11		185,000	185,000
Delta Air Lines 8.75% 9/16/13		598,798	605,160
Energy Future Holdings Tranche B2 6.579% 10/10/14		409,023	317,228
Ford Motor Tanche B 5.80% 12/15/13		573,447	573,300
Graham Packaging Tranche C 6.75% 4/5/14		291,539	295,517
Grifols Tranche B 6.00% 6/4/16		580,000	587,418
Harrahs Operating Tranche B1 3.00% 1/28/15		240,000	217,306
HCA Tranche B2 3.25% 3/31/17		540,000	540,732
ICL Industrial Containers Tranche C 5.50% 6/16/17		34,628	34,893
Intelsat Jackson Holdings 5.25% 4/3/18		565,000	571,766
JohnsonDiversey Tranche B 5.50% 11/24/15		205,900	207,508
Knology Tranche B 5.50% 10/15/16		350,000	352,494
MedAssets Tranche B 5.25% 11/15/16		255,000	256,753
Multiplan Trance B 6.50% 8/26/17		480,000	485,299
Novelis Tranche B 5.25% 11/29/16		365,000	370,247
Nuveen Investment Tranche B 6.70% 11/13/14		355,000	339,987
2nd Lien 12.50% 7/9/15		410,000	445,020
PQ 6.79% 7/30/15		391,000	377,438
Remy International Tranche B 6.25% 12/16/16		235,000	236,763
Rental Service 2nd Lien 6.291% 10/7/13		560,000	549,850
Rockwood Specialties Tranche H 6.00% 5/15/14		284,772	287,229
Smurfit-Stone Container Enterprise 6.75% 6/30/16		218,900	222,926
SunGard Data Systems Trance B 3.625% 2/28/16		213,367	212,434
Syniverse Holdings 5.00% 10/28/17		120,000	121,538
Univision Communications 4.25% 3/29/17		199,852	190,453

Total Senior Secured Loans (Cost $13,845,959)			14,109,081

SOVEREIGN BONDS–6.16%▲
Australia–1.04%
Australian Government
3.00% 9/20/25	AUD	338,000	368,945
4.50% 4/15/20	AUD	2,536,000	2,402,255
6.00% 2/15/17	AUD	1,240,000	1,304,998

			4,076,198

Brazil–0.49%
Federal Republic of Brazil
7.125% 1/20/37		400,000	479,000
8.875% 10/14/19		400,000	530,000
10.25% 1/10/28	BRL	1,011,000	635,702
11.00% 8/17/40		200,000	269,900

			1,914,602

Canada–0.12%
Canadian Government Bond 3.75% 6/1/19	CAD	430,000	454,490

			454,490

Chile–0.12%
Chile Government 5.50% 8/5/20	CLP	217,000,000	474,147

			474,147

Colombia–0.16%
Republic of Columbia
7.75% 4/14/21	COP	673,000,000	417,996
10.375% 1/28/33		150,000	225,750

			643,746

Croatia–0.05%
Croatian Government
6.625% 7/14/20		100,000	103,450
#144A 6.75% 11/5/19		100,000	104,829

			208,279

LVIP Delaware Foundation® Conservative Allocation Fund–29

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	SOVEREIGN BONDS (continued)

	France–0.12%
	France Government Bond O.A.T 3.75% 4/25/17	EUR	326,000	$462,780

				462,780

	Germany–0.23%
	Deutschland Republic 2.25% 9/4/20	EUR	720,000	910,241

				910,241

	Indonesia–0.22%
	Indonesia Treasury Bonds
	10.50% 8/15/30	IDR	2,940,000,000	362,281
	11.00% 11/15/20	IDR	3,640,000,000	492,619

				854,900

	Italy–0.09%
	Italy Buoni Poliennali Del Tesoro 4.25% 3/1/20	EUR	285,000	369,792

				369,792

	Mexico–0.23%
	Mexican Bonos
	7.75% 12/14/17	MXN	6,078,000	524,695
	8.50% 12/13/18	MXN	2,292,000	205,479
	United Mexican States 5.95% 3/19/19		164,000	183,680

				913,854

	Norway–1.60%
	Eksportfinans
	3.00% 11/17/14		455,000	469,954
	5.50% 5/25/16		1,085,000	1,222,689
	Norwegian Government
	4.25% 5/19/17	NOK	6,910,000	1,248,597
	4.50% 5/22/19	NOK	9,357,000	1,716,916
	5.00% 5/15/15	NOK	8,730,000	1,623,693

				6,281,849

	Panama–0.14%
	Panama Government
	6.70% 1/26/36		74,000	82,880
	7.125% 1/29/26		195,000	235,463
	7.25% 3/15/15		210,000	243,600

				561,943

	Peru–0.14%
	Republic of Peru 7.125% 3/30/19		459,000	550,800

				550,800

	Philippines–0.35%
	Republic of the Philippines
	4.95% 1/15/21	PHP	20,000,000	484,359
	6.375% 10/23/34		300,000	319,500
	6.50% 1/20/20		300,000	348,000
	9.375% 1/18/17		164,000	215,660

				1,367,519

	Poland–0.19%
	Republic of Poland
	5.00% 10/24/13	PLN	260,000	87,961
	5.50% 10/25/19	PLN	553,000	181,500
	6.375% 7/15/19		415,000	466,962

				736,423

	Republic of Korea–0.19%
#	Korea Expressway 144A 4.50% 3/23/15		400,000	412,037
@	Korea Treasury Inflation Linked 2.75% 6/10/20	KRW	332,588,073	331,335

				743,372

	Russia–0.17%
	Russian-Eurobond 7.50% 3/31/30		577,275	669,062

				669,062

	Sweden–0.20%
	Svensk Exportkredit 1.75% 10/20/15		470,000	453,838
	Sweden Government 5.00% 12/1/20	SEK	2,020,000	344,015

				797,853

	Turkey–0.13%
	Turkey Government Bond 4.00% 4/29/15	TRY	701,033	503,758

				503,758

	United Kingdom–0.12%
	United Kingdom Gilt 4.50% 3/7/19	GBP	284,000	484,203

				484,203

	Uruguay–0.06%
	Republic of Uruguay 8.00% 11/18/22		200,000	248,500

				248,500

	Total Sovereign Bonds (Cost $23,932,169)			24,228,311

	SUPRANATIONAL BANKS–0.81%
	European Bank for Reconstruction & Development 6.75% 5/12/17	RUB	7,000,000	223,356

LVIP Delaware Foundation® Conservative Allocation Fund–30

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount		(U.S. $)

	SUPRANATIONAL BANKS (continued)

	European Investment Bank 9.00% 12/21/18	ZAR	5,100,000	$805,360
	International Bank for Reconstruction & Development
	3.375% 4/30/15	NOK	1,760,000	303,419
	3.625% 6/22/20	NOK	1,850,000	310,348
	5.375% 12/15/14	NZD	1,232,000	982,523
	7.50% 7/30/14	NZD	660,000	563,647

	Total Supranational Banks (Cost $2,736,280)			3,188,653

	U.S. TREASURY OBLIGATIONS–0.97%
¥	U.S. Treasury Bond 3.875% 8/15/40		620,000	571,175
	U.S. Treasury Notes
	1.375% 11/30/15		895,000	869,898
	2.125% 12/31/15		970,000	975,305
	2.25% 11/30/17		285,000	277,185
	¥2.625% 11/15/20		1,165,000	1,099,105

	Total U.S. Treasury Obligations
	(Cost $3,845,961)			3,792,668

≠	DISCOUNTED COMMERCIAL PAPER–6.55%
	Abbey National North America 0.20% 1/7/11		7,500,000	7,499,665
	Archer Daniels Midland 0.26% 1/18/11		5,000,000	4,999,388
	BNP Paribas Canada 0.17% 1/3/11		9,080,000	9,079,870
	Cargill 0.25% 1/21/11		1,635,000	1,634,800
≥	Skandinav Enskilda Bank 144A 0.30% 2/8/11		2,500,000	2,499,247

	Total Discounted Commercial Paper
	(Cost $25,713,032)			25,712,970

		Number of
		Shares

	SHORT-TERM INVESTMENT–0.07%
	Money Market Mutual Fund–0.07%
	Dreyfus Treasury & Agency Cash Management Fund		258,298	258,298

	Total Short-Term Investment
	(Cost $258,298)			258,298

TOTAL VALUE OF SECURITIES–104.93% (Cost $373,791,621)	$411,615,400
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.93%)	(19,323,167)

NET ASSETS APPLICABLE TO 27,889,733 SHARES OUTSTANDING–100.00%	$392,292,233

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND STANDARD CLASS ($342,989,394 / 24,384,951 Shares)	$14.066

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND SERVICE CLASS ($49,302,839 / 3,504,782 Shares)	$14.067

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$359,181,755
Undistributed net investment income	11,244,445
Accumulated net realized loss on investments	(15,926,389)
Net unrealized appreciation of investments and foreign currencies	37,792,422

Total net assets	$392,292,233

Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
AUD–Australian Dollar
BRL–Brazilian Real
CAD–Canadian Dollar
CLP–Chilean Peso
COP–Colombian Peso
EUR–European Monetary Unit
GBP–British Pound Sterling
HKD–Hong Kong Dollar
IDR–Indonesian Rupiah
JPY–Japanese Yen
KRW–South Korean Won
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PHP–Philipine Peso
PLN–Polish Zloty

LVIP Delaware Foundation® Conservative Allocation Fund–31

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

RUB–Russian Ruble
SEK–Swedish Krona
TRY–Turkish Lira
USD–United States Dollar
ZAR–South African Rand

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00 % of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

@	Illiquid security. At December 31, 2010, the aggregate amount of illiquid securities was $2,051,451, which represented 0.52% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010, the aggregate amount of Rule 144A securities was $35,967,069, which represented 9.17% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2010.

†	Non income producing security.

▲	Securities have been classified by country of origin.

≠	The rate shown is the effective yield at the time of purchase.

≥	Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2010, the aggregate amount of these securities equaled $2,499,247, which represented 0.64% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At December 31, 2010, the aggregate amount of the restricted securities was $144,769, or 0.04% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

‡	Non income producing security. Security is currently in default.

Ф	Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2010.

¥	Fully or partially pledged as collateral for financial futures contracts.

§	Developed Market – countries that are thought to be most developed and therefore less risky than emerging markets.

×	Emerging Market – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

Summary of Abbreviations:

ADR–American Depositary Receipts
ARM–Adjustable Rate Mortgage
BAML–Bank of America Merrill Lynch
BCLY–Barclays
CITI–Citibank
GDR–Global Depositary Receipts
GNMA–Government National Mortgage Association
GSC–Goldman Sachs & Co.
GSMPS–Goldman Sachs Reperforming Mortgage Securities
HSBC–Hong Kong Shanghai Bank
JPMC–JP Morgan Chase Bank
MASTR–Mortgage Asset Securitization Transaction, Inc.
MNB–Mellon National Bank
MSC–Morgan Stanley & Co.
NIM–Net Interest Margin
NVDR–Non-Voting Depositary Receipts
O.A.T–Obligations Assimilables du Trésor
PIK–Pay-in-kind
REIT–Real Estate Investment Trust
REMIC–Real Estate Mortgage Investment Conduit

LVIP Delaware Foundation® Conservative Allocation Fund–32

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

S.F.–Single Family
TBA–To be announced
yr–Year

1The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)

BAML	CAD	(1,234,353)	USD	1,206,914	1/7/11	$(30,615)
BAML	CLP	54,480,600	USD	(111,709)	1/7/11	4,755
BAML	EUR	(393,131)	USD	514,709	1/7/11	(10,882)
BAML	MXN	2,302,143	USD	(183,143)	1/7/11	3,324
BAML	NOK	(14,584,542)	USD	2,346,857	1/7/11	(155,400)
BCLY	CAD	(385,883)	USD	377,514	1/7/11	(9,362)
BCLY	EUR	(365,760)	USD	476,000	1/7/11	(12,997)
BCLY	GBP	(465,071)	USD	723,744	1/7/11	(1,751)
CITI	JPY	42,908,859	USD	(509,504)	1/7/11	18,876
CITI	PLN	91,765	USD	(29,433)	1/7/11	1,502
GSC	CAD	135,093	USD	(132,211)	1/7/11	3,230
GSC	NOK	(14,196,717)	USD	2,286,990	1/7/11	(148,729)
HSBC	EUR	57,050	USD	(74,834)	1/7/11	1,439
HSBC	NOK	(7,351,275)	USD	1,183,685	1/7/11	(77,566)
HSBC	TRY	214,619	USD	(141,897)	1/7/11	(2,821)
JPMC	BRL	882,204	USD	(505,272)	1/7/11	25,481
JPMC	CLP	187,815,000	USD	(384,867)	1/7/11	16,627
JPMC	EUR	(1,002,628)	USD	1,312,440	1/7/11	(28,008)
JPMC	MYR	4,487,619	USD	(1,413,423)	1/7/11	41,182
JPMC	NZD	(1,344,288)	USD	996,790	1/7/11	(49,803)
JPMC	TRY	286,121	USD	(188,672)	1/7/11	(3,262)
MNB	EUR	320,604	USD	(426,724)	1/3/11	1,905
MNB	EUR	33,391	USD	(44,810)	1/4/11	(169)
MNB	EUR	(29,804)	USD	39,892	1/5/11	46
MNB	HKD	(530,884)	USD	68,214	1/3/11	(91)
MNB	HKD	(201,310)	USD	25,881	1/4/11	(20)
MSC	AUD	315,552	USD	(308,318)	1/7/11	10,791
MSC	CAD	(383,396)	USD	374,051	1/7/11	(10,332)
MSC	EUR	(725,232)	USD	947,409	1/7/11	(22,177)
MSC	KRW	43,523,000	USD	(37,086)	1/7/11	1,981
MSC	MXN	1,396,614	USD	(110,857)	1/7/11	2,264
MSC	MYR	(2,028,254)	USD	636,414	1/7/11	(21,019)
MSC	NOK	10,774,766	USD	(1,730,339)	1/7/11	118,279
MSC	TRY	286,786	USD	(189,023)	1/7/11	(3,182)

						$(336,504)

LVIP Delaware Foundation® Conservative Allocation Fund–33

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

Futures Contracts

				Unrealized
				Appreciation
Contracts to Buy (Sell)	Notional Cost	Notional Value	Expiration Date	(Depreciation)

(23) U.S. Treasury Long Bonds	$(2,899,327)	$(2,808,875)	3/22/11	$90,451
(42) U.S. Treasury 5 yr. Notes	(5,000,201)	(4,944,187)	3/31/11	56,013
(78) U.S. Treasury 10 yr. Notes	(9,471,167)	(9,394,125)	3/22/11	77,042
4 U.S. Treasury Long Gilt	748,112	745,641	3/29/11	(2,470)
4 Euro-Bund	669,263	670,133	3/8/11	870

	$15,953,320			$221,906

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–34

LVIP Delaware Foundation® Conservative Allocation Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$3,680,679
Interest	13,107,061
Foreign tax withheld	(185,170)

16,602,570

EXPENSES:
Management fees	2,904,887
Reports and statements to shareholders	277,018
Accounting and administration expenses	178,019
Distribution expenses-Service Class	123,147
Custodian fees	75,680
Pricing fees	43,709
Professional fees	39,269
Trustees’ fees	12,476
Other	25,901

3,680,106
Less expenses waived/reimbursed	(729,536)

Total operating expenses	2,950,570

NET INVESTMENT INCOME	13,652,000

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	25,600,228
Foreign currencies	(1,009,864)
Futures contracts	327,535

Net realized gain	24,917,899
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(324,366)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	24,593,533

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,245,533

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,652,000	$11,978,248
Net realized gain (loss) on investments and foreign currencies	24,917,899	(7,519,346)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(324,366)	68,591,038

Net increase in net assets resulting from operations	38,245,533	73,049,940

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,745,903)	(8,972,827)
Service Class	(755,775)	(1,156,599)

	(6,501,678)	(10,129,426)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,939,145	35,883,683
Service Class	3,100,784	3,250,862
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,745,903	8,972,827
Service Class	755,775	1,156,599

	22,541,607	49,263,971

Cost of shares repurchased:
Standard Class	(45,449,572)	(47,876,316)
Service Class	(9,136,247)	(9,185,243)

	(54,585,819)	(57,061,559)

Decrease in net assets derived from capital share transactions	(32,044,212)	(7,797,588)

NET INCREASE (DECREASE) IN NET ASSETS	(300,357)	55,122,926
NET ASSETS:
Beginning of year	392,592,590	337,469,664

End of year (including undistributed net investment income of $11,244,445 and $4,054,051, respectively)	$392,292,233	$392,592,590

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–35

LVIP Delaware Foundation® Conservative Allocation Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$12.957	$10.834	$16.910	$16.957	$15.708

Income (loss) from investment operations:
Net investment income[2]	0.476	0.402	0.347	0.416	0.366
Net realized and unrealized gain (loss) on investments and foreign currencies	0.867	2.065	(4.569)	0.353	1.285

Total from investment operations	1.343	2.467	(4.222)	0.769	1.651

Less dividends and distributions from:
Net investment income	(0.234)	(0.344)	(0.351)	(0.421)	(0.402)
Net realized gain on investments	—	—	(1.503)	(0.395)	—

Total dividends and distributions	(0.234)	(0.344)	(1.854)	(0.816)	(0.402)

Net asset value, end of period	$14.066	$12.957	$10.834	$16.910	$16.957

Total return[3]	10.43%	22.85%	(26.96% )	4.58%	10.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$342,989	$341,991	$290,659	$477,666	$525,479
Ratio of expenses to average net assets	0.73%	0.67%	0.52%	0.48%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.92%	0.79%	0.52%	0.48%	0.50%
Ratio of net investment income to average net assets	3.56%	3.48%	2.39%	2.38%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	3.37%	3.36%	2.39%	2.38%	2.25%
Portfolio turnover	171%	178%	116%	174%	143%

[1]	Effective June 15, 2009, the LVIP Delaware Managed Fund (the Managed Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Managed Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–36

LVIP Delaware Foundation® Conservative Allocation Fund
Financial Highlights1 (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Service Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$12.972	$10.841	$16.899	$16.946	$15.699

Income (loss) from investment operations:
Net investment income[2]	0.442	0.368	0.297	0.372	0.326
Net realized and unrealized gain (loss) on investments and foreign currencies	0.866	2.062	(4.557)	0.352	1.283

Total from investment operations	1.308	2.430	(4.260)	0.724	1.609

Less dividends and distributions from:
Net investment income	(0.213)	(0.299)	(0.295)	(0.376)	(0.362)
Net realized gain on investments	—	—	(1.503)	(0.395)	—

Total dividends and distributions	(0.213)	(0.299)	(1.798)	(0.771)	(0.362)

Net asset value, end of period	$14.067	$12.972	$10.841	$16.899	$16.946

Total return[3]	10.15%	22.49%	(27.21% )	4.32%	10.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49,303	$50,602	$46,811	$74,799	$2,059
Ratio of expenses to average net assets	0.98%	0.96%	0.87%	0.73%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.17%	1.08%	0.87%	0.73%	0.75%
Ratio of net investment income to average net assets	3.31%	3.19%	2.04%	2.13%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	3.12%	3.07%	2.04%	2.13%	2.00%
Portfolio turnover	171%	178%	116%	174%	143%

[1]	Effective June 15, 2009, the LVIP Delaware Managed Fund (the Managed Fund) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Managed Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–37

LVIP Delaware Foundation® Conservative Allocation Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Conservative Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek a combination of current income and preservation of capital with capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting– Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate

LVIP Delaware Foundation® Conservative Allocation Fund–38

LVIP Delaware Foundation® Conservative Allocation Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions with Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of average daily net asset of the Fund’s advisory fee. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.73% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.35% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010 fees for administrative and support services amounted to $24,907 and $7,957, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$215,707
Distribution fees payable to LFD	10,407

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $533,924,797 and sales of $558,809,496 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2010, the Fund made purchases of $103,271,083 and sales of $105,616,555 of long-term U.S. government securities.

At December 31, 2010, the cost of investments for federal income tax purposes was $375,444,778. At December 31, 2010, net unrealized appreciation was $36,170,622, of which $43,488,308 related to unrealized appreciation of investments and $7,317,686 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP Delaware Foundation® Conservative Allocation Fund–39

LVIP Delaware Foundation® Conservative Allocation Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Agency, Asset-Backed & Mortgage-Backed Securities	$—	$49,581,077	$100,406	$49,681,483
Common Stock	131,897,893	120,112	—	132,018,005
Corporate Debt	—	144,658,590	390,000	145,048,590
Foreign Debt	—	31,758,908	—	31,758,908
Investment Companies	21,832,548	—	—	21,832,548
Municipal Bond	—	511,898	—	511,898
U.S. Treasury Obligations	—	3,792,668	—	3,792,668
Short-Term Investment	258,298	25,712,970	—	25,971,268
Preferred Stock	139,000	861,032	—	1,000,032

Total	$154,127,739	$256,997,255	$490,406	$411,615,400

Foreign Currency Exchange Contracts	$—	$(336,504)	$—	$(336,504)

Futures Contracts	$221,906	$—	$—	$221,906

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Agency, Asset-
		Backed &
		Mortgage-
		Backed	Corporate	Foreign
	Total	Securities	Debt	Debt

Balance as of 12/31/09	$2,726,697	$593,519	$—	$2,133,178
Purchases	390,000	—	390,000	—
Sales	(1,742,770)	(518,898)	—	(1,223,872)
Net realized gain (loss)	(327,465)	(288,667)	—	(38,798)
Transfers out of Level 3	(768,993)	—	—	(768,993)
Net change in unrealized appreciation/depreciation	212,937	314,452	—	(101,515)

Balance as of 12/31/10	$490,406	$100,406	$390,000	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/10	$1,543	$1,543	$—	$—

During the year ended December 31, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $768,993 for the Fund. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the year ended December 31, 2010, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include shifts between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$6,501,678	$10,129,426

LVIP Delaware Foundation® Conservative Allocation Fund–40

LVIP Delaware Foundation® Conservative Allocation Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$359,181,755
Undistributed ordinary income	13,006,931
Post-October currency losses	(950,331)
Capital loss carryforwards	(14,052,196)
Other temporary differences	(1,191,829)
Unrealized appreciation of investments and foreign currencies	36,297,903

Net assets	$392,292,233

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, market-to-market of financial futures contracts and foreign currency contracts and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, foreign capital gain taxes, contingent payment debt instruments, partnership interest and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications.

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$40,072	$(40,072)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $24,347,000 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $14,052,196 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	963,733	3,110,375
Service Class	231,185	289,686
Shares issued upon reinvestment of dividends and distributions:
Standard Class	420,974	705,438
Service Class	55,631	90,936

	1,671,523	4,196,435

Shares repurchased:
Standard Class	(3,393,486)	(4,249,803)
Service Class	(682,976)	(797,798)

	(4,076,462)	(5,047,601)

Net decrease	(2,404,939)	(851,166)

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change

LVIP Delaware Foundation® Conservative Allocation Fund–41

LVIP Delaware Foundation® Conservative Allocation Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Foreign currency exchange contracts (Forward currency contracts)	Liabilities net of receivables and other assets	$100,873	Liabilities net of receivables and other assets	$(437,377)

Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	224,376	Liabilities net of receivables and other assets	$(2,470)

Total		$325,249		$(439,847)

The effect of derivative instruments on the statements of operations for the year ended December 31, 2010 was as follows:

			Change in Unrealized
	Location of Gain or Loss	Realized Gain or Loss	Appreciation or Depreciation
	on Derivatives	on Derivatives	on Derivatives Recognized in
	Recognized in Income	Recognized in Income	Income

Foreign currency exchange contracts (Forward currency contracts)	Net realized loss on foreign currencies/unrealized appreciation/depreciation of investments and foreign currencies	$(1,847,998)*	$(232,821)
Interest rate contracts (Futures)	Net realized gain on futures contracts/unrealized appreciation/depreciation of investments and foreign currencies	327,535	(387,373)

Total		$(1,520,463)	$(620,194)

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported with the Fund’s Statement of Operations.

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Delaware Foundation® Conservative Allocation Fund–42

LVIP Delaware Foundation® Conservative Allocation Fund
Notes to Financial Statements (continued)

8.	Credit and Market Risk (continued)

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and Baa or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and Illiquid securities have been identified on the Statement of Net Assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Foundation® Conservative Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Conservative Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Conservative Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Delaware Foundation® Conservative Allocation Fund–44

LVIP Delaware Foundation® Conservative Allocation Fund
Other Fund Information
Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	15.01%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distribution.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation agreement and an advisory fee waiver for the Fund through April 30, 2011. The Board noted that the investment management fees for the Fund were above the average, although within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Delaware Foundation® Conservative Allocation Fund–45

LVIP Delaware Foundation® Conservative Allocation Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP Delaware Foundation® Conservative Allocation Fund–46

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–47

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Conservative Allocation Fund–48

LVIP Delaware Foundation® Moderate Allocation Fund

LVIP Delaware Foundation® Moderate
  Allocation Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Delaware Foundation® Moderate Allocation Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocations and Top 10 Equity Holdings	4
Statement of Net Assets	7
Statement of Operations	33
Statements of Changes in Net Assets	33
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	42
Other Fund Information	43
Officer/Trustee Information	45

LVIP Delaware Foundation® Moderate Allocation Fund
2010 Annual Report Commentary

Managed by:

The LVIP Delaware Foundation® Moderate Allocation Fund returned 11.00% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Moderate Composite1, returned 11.31%.

The financial markets produced positive returns during 2010, based on the indices reflected below. In terms of benchmark returns, U.S. equities outperformed international equities, which in turn outperformed fixed-income indices. U.S. small-cap equities (as measured by the Russell 2000® Index2) outpaced U.S. large-cap growth equities (as measured by the Russell 1000® Growth Index3) and U.S. large-cap value equities (as measured by the Russell 1000® Value Index4). The return of emerging-market equities (as measured by the MSCI Emerging Markets Index5) exceeded that of developed-market growth equities (as measured by the MSCI EAFE Growth Index6) and developed-market value equities (as measured by the MSCI EAFE Value Index7). Lastly, U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Index8) outperformed global fixed income (as measured by the Barclays Capital Global Aggregate Index9).

The positive returns to these different asset classes might suggest that financial markets were generally optimistic about the global political and economic outlook. But in reality, investors had many potential areas of concern. The prices of oil and other commodities rose substantially during the year. Unemployment in the U.S. remains unusually high, and the outlook for real estate is still hazy. Investors generally worry about the possibility of sovereign defaults by countries in continental Europe. And the Chinese government recently began implementing policies to control price inflation, which could affect the overall growth rate of the economy.

The tactical positioning of the Fund during the year was slightly more defensive than the strategic policy weights. The Fund was roughly neutral in terms of the active weight in U.S. large-cap equities, but was slightly underweight in U.S. small-cap equities, developed-market equities, and cash and equivalents. The Fund was slightly overweight in fixed-income securities.

As active weights by asset class were small, tactical allocation would be expected to have only a minor effect on the Fund’s performance. The Fund’s overall performance was dominated by security selection within individual asset classes, with the international value and fixed income sleeves being the largest source of positive performance.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes held by the Fund. The portfolio managers also continue to believe that over the medium term, the Fund’s commitment to global diversification is likely to be appropriate for many investors’ needs. Participating in a large number of different markets may help reduce the impact if any individual market underperforms.

Michael J. Hogan, CFA
Paul Grillo, CFA
Sharon Hill, Ph.D.
Francis X. Morris
Babak (Bob) Zenouzi
Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Delaware
	Foundationﬁ Moderate		Barclays Capital
	Allocation Fund		U.S. Aggregate
	Standard Class	Moderate Composite	Index
12/31/00	10000	10000	10000
	9234	9520	10844
	7732	8860	11956
	9217	10951	12447
	9756	12261	12987
	10115	13284	13303
	11753	15254	13879
	11792	16672	14846
	9141	12453	15624
	11064	15374	16551
12/31/10	12282	17113	17633

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Foundation® Moderate Allocation Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,282. For comparison look at how the Moderate Composite did over the same period. The same $10,000 investment would have increased to $17,113. For comparison look at how the Barclays Capital Aggregate Index did over the same period. The same $10,000 investment would have increased to $17,633. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective June 15, 2009, the Delaware VIP Balanced Series was reorganized into the LVIP Delaware Foundation® Moderate Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the Delaware VIP Balanced Series. The investment objective of the Fund was to seek a balance of capital appreciation, income and preservation of capital.

Total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+11.00%

Five Years	+3.96%

Ten Years	+2.08%

Service Class Shares

One Year	+10.73%

Five Years	+4.01%

Inception (5/1/00)	+2.00%

[1]	The Moderate Composite is an unmanaged index compiled by LIA, the Fund’s advisor. The Moderate Composite is constructed as follows: 7.5% Russell 1000® Index, 9% Russell 1000® Growth Index, 9% Russell 1000® Value Index, 4.5% Russell 2000® Index, 9% MSCI EAFE Growth Index (net dividends), 13.5% MSCI EAFE Value Index (net dividends), 7.5% MSCI Emerging Markets Index (net dividends), 38% Barclays U.S. Aggregate Index, and 2% Citigroup 90 day T-Bill Index.

LVIP Delaware Foundation® Moderate Allocation Fund–1

LVIP Delaware Foundation® Moderate Allocation Fund
2010 Annual Report Commentary (continued)

[2]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the market capitalization of the Russell 3000 Index.

[3]	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-look ratios and higher forecasted growth values.

[4]	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

[5]	The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[6]	The MSCI EAFE Growth Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

[7]	The MSCI EAFE Value Index (net dividends) is a subset of the MSCI EAFE Index and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

[8]	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

[9]	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2011 Delaware Management Holdings Inc.

LVIP Delaware Foundation® Moderate Allocation Fund–2

LVIP Delaware Foundation® Moderate Allocation Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,152.20	0.73%	$3.96
Service Class Shares	1,000.00	1,150.70	0.98%	5.31

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Moderate Allocation Fund–3

LVIP Delaware Foundation® Moderate Allocation Fund

Sector Allocations and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials

Percentage
Sector	of Net Assets

Common Stock	48.29%

U.S. Markets	29.81%
Aerospace & Defense	0.62%
Air Freight & Logistics	0.33%
Airlines	0.10%
Auto Components	0.06%
Automobiles	0.09%
Beverages	0.16%
Biotechnology	0.38%
Building Products	0.05%
Capital Markets	0.68%
Chemicals	0.53%
Commercial Banks	0.36%
Commercial Services & Supplies	0.37%
Communications Equipment	1.32%
Computers & Peripherals	1.74%
Construction & Engineering	0.18%
Consumer Finance	0.10%
Containers & Packaging	0.16%
Diversified Consumer Services	0.29%
Diversified Financial Services	0.96%
Diversified Telecommunication Services	0.76%
Electric Utilities	0.60%
Electrical Equipment	0.07%
Electronic Equipment, Instruments & Components	0.13%
Energy Equipment & Services	0.57%
Food & Staples Retailing	0.97%
Food Products	0.79%
Gas Utilities	0.03%
Health Care Equipment & Supplies	0.47%
Health Care Providers & Services	1.27%
Hotels, Restaurants & Leisure	0.38%
Household Durables	0.05%
Household Products	0.82%
Independent Power Producers & Energy Traders	0.00%
Industrial Conglomerates	0.18%
Insurance	1.15%
Internet & Catalog Retail	0.48%
Internet Software & Services	1.27%
IT Services	0.85%
Life Sciences Tools & Services	0.06%
Machinery	0.38%
Media	0.59%
Metals & Mining	0.11%
Multiline Retail	0.32%
Multi-Utilities	0.11%
Office Electronics	0.24%
Oil, Gas & Consumable Fuels	2.34%
Paper & Forest Products	0.03%
Personal Products	0.15%
Pharmaceuticals	1.70%
Professional Services	0.13%
Real Estate Investment Trusts	0.30%
Road & Rail	0.14%
Semiconductors & Semiconductor Equipment	0.54%
Software	1.27%
Specialty Retail	1.01%
Textiles, Apparel & Luxury Goods	0.52%
Thrifts & Mortgage Finance	0.08%
Trading Companies & Distributors	0.06%
Wireless Telecommunication Services	0.41%

Developed Markets	11.19%
Aerospace & Defense	0.23%
Air Freight & Logistics	0.22%
Airlines	0.16%
Auto Components	0.12%
Automobiles	0.51%
Beverages	0.19%
Building Products	0.42%
Capital Markets	0.20%
Chemicals	0.34%
Commercial Banks	0.88%
Communications Equipment	0.18%
Construction Materials	0.23%
Containers & Packaging	0.24%
Diversified Telecommunication Services	0.41%
Electrical Equipment	0.21%
Electronic Equipment, Instruments & Components	0.23%
Energy Equipment & Services	0.05%
Food & Staples Retailing	0.23%
Food Products	0.85%
Health Care Providers & Services	0.25%
Household Durables	0.22%
Industrial Conglomerates	0.03%
Insurance	0.28%
IT Services	0.58%
Machinery	0.24%
Media	0.70%
Metals & Mining	0.23%
Multiline Retail	0.37%
Multi-Utilities	0.20%
Oil, Gas & Consumable Fuels	0.54%
Pharmaceuticals	0.80%
Textiles, Apparel & Luxury Goods	0.23%
Trading Companies & Distributors	0.27%
Wireless Telecommunication Services	0.35%

LVIP Delaware Foundation® Moderate Allocation Fund–4

LVIP Delaware Foundation® Moderate Allocation Fund
Sector Allocations and Top 10 Equity Holdings (continued)

Percentage
Sector	of Net Assets

Emerging Markets	7.29%
Automobiles	0.00%
Beverages	0.16%
Chemicals	0.16%
Commercial Banks	0.92%
Communications Equipment	0.02%
Computers & Peripherals	0.47%
Construction & Engineering	0.06%
Construction Materials	0.14%
Diversified Consumer Services	0.02%
Diversified Financial Services	0.22%
Diversified Telecommunication Services	0.26%
Electric Utilities	0.21%
Electronic Equipment, Instruments & Components	0.08%
Energy Equipment & Services	0.08%
Food & Staples Retailing	0.03%
Food Products	0.22%
Household Durables	0.12%
Independent Power Producers & Energy Traders	0.10%
Industrial Conglomerates	0.03%
Insurance	0.18%
Internet & Catalog Retail	0.04%
Internet Software & Services	0.28%
IT Services	0.02%
Machinery	0.04%
Media	0.07%
Metals & Mining	0.83%
Oil, Gas & Consumable Fuels	1.16%
Paper & Forest Products	0.04%
Pharmaceuticals	0.03%
Professional Services	0.06%
Real Estate Management & Development	0.18%
Road & Rail	0.05%
Semiconductors & Semiconductor Equipment	0.43%
Tobacco	0.02%
Wireless Telecommunication Services	0.56%

Convertible Preferred Stock	0.03%

Exchange-Traded Funds	8.93%

Preferred Stock	0.13%

Agency Asset-Backed Securities	0.00%

Agency Collateralized Mortgage Obligations	0.72%

Agency Mortgage-Backed Securities	5.47%

Commercial Mortgage-Backed Securities	1.79%

Convertible Bonds	0.85%

Corporate Bonds	19.60%
Aerospace & Defense	0.21%
Airlines	0.03%
Auto Components	0.10%
Automobiles	0.08%
Beverages	0.31%
Building Products	0.04%
Capital Markets	0.51%
Chemicals	0.50%
Commercial Banks	1.48%
Commercial Services & Supplies	0.51%
Consumer Finance	0.19%
Containers & Packaging	0.12%
Diversified Consumer Services	0.08%
Diversified Financial Services	1.07%
Diversified Telecommunication Services	1.60%
Electric Utilities	1.49%
Electronic Equipment, Instruments & Components	0.05%
Energy Equipment & Services	0.40%
Food & Staples Retailing	0.35%
Food Products	0.20%
Gas Utilities	0.24%
Health Care Equipment & Supplies	1.04%
Health Care Providers & Services	0.34%
Hotels, Restaurants & Leisure	0.34%
Household Durables	0.24%
Independent Power Producers & Energy Traders	0.06%
Insurance	0.61%
Internet Software & Services	0.14%
IT Services	0.13%
Life Sciences Tools & Services	0.72%
Machinery	0.07%
Media	1.42%
Metals & Mining	0.57%
Multiline Retail	0.15%
Multi-Utilities	0.11%
Oil, Gas & Consumable Fuels	2.41%
Paper & Forest Products	0.28%
Pharmaceuticals	0.14%
Real Estate Investment Trusts	0.24%
Road & Rail	0.23%
Semiconductors & Semiconductor Equipment	0.10%
Specialty Retail	0.03%
Textiles, Apparel & Luxury Goods	0.03%
Trading Companies & Distributors	0.03%
Wireless Telecommunication Services	0.61%

Municipal Bond	0.04%

Non-Agency Asset-Backed Securities	0.64%

Non-Agency Collateralized Mortgage Obligations	0.30%

Regional Bonds	0.63%

Senior Secured Loans	2.24%

Sovereign Bonds	3.65%

LVIP Delaware Foundation® Moderate Allocation Fund–5

LVIP Delaware Foundation® Moderate Allocation Fund
Sector Allocations and Top 10 Equity Holdings (continued)

Percentage
Sector	of Net Assets

Supranational Banks	0.35%

U.S. Treasury Obligations	1.98%

Discounted Commercial Paper	8.65%

Total Value of Securities	104.29%

Liabilities Net of Receivables and Other Assets	(4.29%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	0.86%
Bank of New York Mellon	0.61%
QUALCOMM	0.58%
Google Class A	0.58%
CGI Group	0.53%
Lowe’s	0.53%
Vale ADR	0.48%
Medco Health Solutions	0.45%
Intuit	0.45%
HTC	0.45%

Total	5.52%

LVIP Delaware Foundation® Moderate Allocation Fund–6

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–48.29%
	U.S. MARKETS–29.81%
	Aerospace & Defense–0.62%
	Ducommun	855	$18,622
†	Esterline Technologies	570	39,096
	Honeywell International	1,940	103,130
	Lockheed Martin	400	27,964
	Northrop Grumman	3,990	258,473
	Rockwell Collins	700	40,782
	United Technologies	1,880	147,994

			636,061

	Air Freight & Logistics–0.33%
	Expeditors International of Washington	5,400	294,840
†	Hub Group Class A	1,165	40,938

			335,778

	Airlines–0.10%
†	Alaska Air Group	1,715	97,223

			97,223

	Auto Components–0.06%
	Cooper Tire & Rubber	1,185	27,942
†	Tenneco Automotive	850	34,986

			62,928

	Automobiles–0.09%
†	Ford Motor	5,410	90,834

			90,834

	Beverages–0.16%
	Coca-Cola	500	32,885
	PepsiCo	1,990	130,007

			162,892

	Biotechnology–0.38%
†	Acorda Therapeutics	680	18,537
†	Alkermes	1,865	22,902
†	Amgen	1,520	83,448
†	Celera	2,600	16,380
†	Celgene	1,130	66,828
†	Gilead Sciences	1,890	68,494
†	Martek Biosciences	810	25,353
†	ONYX Pharmaceuticals	915	33,736
†	Regeneron Pharmaceuticals	765	25,115
†	Vertex Pharmaceuticals	800	28,024

			388,817

	Building Products–0.05%
	AAON	905	25,530
†	Gibraltar Industries	1,775	24,087

			49,617

	Capital Markets–0.68%
	Apollo Investment	2,690	29,778
	Bank of New York Mellon	20,490	618,798
	GFI Group	3,880	18,197
†	Piper Jaffray	700	24,507

			691,280

	Chemicals–0.53%
	Celanese Class A	2,280	93,868
	Dow Chemical	2,610	89,105
	duPont (E.I.) deNemours	5,300	264,364
	Koppers Holdings	1,040	37,211
†	Rockwood Holdings	840	32,861
	Schulman (A.)	1,170	26,781

			544,190

	Commercial Banks–0.36%
	Boston Private Financial Holdings	3,710	24,301
	City Holding	740	26,810
	Independent Bank	755	20,423
	Park National	370	26,888
	Prosperity Bancshares	825	32,406
†	Texas Capital Bancshares	1,235	26,268
	Trustmark	1,170	29,063
	Webster Financial	865	17,041
	Wells Fargo	5,290	163,937

			367,137

	Commercial Services & Supplies–0.37%
	McGrath RentCorp	555	14,552
†	Metalico	2,855	16,787
	Republic Services	1,330	39,714
†	Tetra Tech	950	23,807
†	United Stationers	585	37,329
	US Ecology	1,215	21,117
	Waste Management	6,100	224,907

			378,213

	Communications Equipment–1.32%
†	Arris Group	1,925	21,599
†	Cisco Systems	7,570	153,141
†	LogMeIn	400	17,736
†	Motorola	28,200	255,774
†	NETGEAR	705	23,744
	Plantronics	780	29,032
†	Polycom	5,300	206,594
	QUALCOMM	12,020	594,869
†	Tekelec	1,885	22,450
†	ViaSat	565	25,092

			1,350,031

LVIP Delaware Foundation® Moderate Allocation Fund–7

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Computers & Peripherals–1.74%
†	Apple	2,715	$875,739
†	EMC	5,220	119,538
	Hewlett-Packard	2,620	110,302
	International Business Machines	2,030	297,923
†	KeyW Holding	1,345	19,731
†	NetApp	1,470	80,791
†	Synaptics	960	28,205
†	Teradata	5,800	238,728

			1,770,957

	Construction & Engineering–0.18%
	Fluor	1,170	77,524
	Granite Construction	605	16,595
†	MYR Group	1,345	28,245
	Tutor Perini	875	18,734
†	URS	1,100	45,771

			186,869

	Consumer Finance–0.10%
	American Express	1,130	48,500
	Capital One Financial	1,330	56,604

			105,104

	Containers & Packaging–0.16%
†	Owens-Illinois	1,980	60,786
	Rock-Tenn Class A	590	31,831
	Silgan Holdings	780	27,932
	Temple-Inland	2,100	44,604

			165,153

	Diversified Consumer Services–0.29%
	Apollo Group Class A	7,125	281,367
	Lincoln Educational Services	1,100	17,061

			298,428

	Diversified Financial Services–0.96%
	Bank of America	10,260	136,868
	CME Group	975	313,707
†	IntercontinentalExchange	3,055	364,004
	JPMorgan Chase	3,820	162,044

			976,623

	Diversified Telecommunication Services–0.76%
	Alaska Communications Systems Group	1,940	21,534
	AT&T	13,320	391,343
	Atlantic Tele-Network	365	13,994
=	Century Communication Tracking	5,000	0
	NTELOS Holdings	1,305	24,860
	Qwest Communications International	6,540	49,769
†	Rignet	1,285	17,463
	Verizon Communications	7,000	250,460

			769,423

	Electric Utilities–0.60%
	American Electric Power	2,770	99,665
	Cleco	815	25,069
	Edison International	5,900	227,741
	Progress Energy	5,000	217,400
	UIL Holdings	595	17,826
	Unitil	815	18,533

			606,234

	Electrical Equipment–0.07%
	Acuity Brands	510	29,412
	Roper Industries	560	42,801

			72,213

	Electronic Equipment, Instruments & Components–0.13%
	Anixter International	535	31,956
†	FARO Technologies	1,170	38,423
†	IPG Photonics	970	30,671
†	Rofin-Sinar Technologies	940	33,314

			134,364

	Energy Equipment & Services–0.57%
†	Bristow Group	715	33,855
†	Key Energy Services	2,550	33,099
	Lufkin Industries	525	32,755
	National Oilwell Varco	4,610	310,022
†	Pioneer Drilling	3,300	29,073
	Schlumberger	1,720	143,620

			582,424

	Food & Staples Retailing–0.97%
	Casey’s General Stores	780	33,158
	CVS Caremark	10,850	377,254
†	Fresh Market	505	20,806
	Safeway	10,300	231,647
†	Susser Holdings	2,630	36,426
	Walgreen	6,300	245,447
	Wal-Mart Stores	790	42,605

			987,343

	Food Products–0.79%
	Archer-Daniels-Midland	11,900	357,951
	Bunge	2,800	183,456
	J&J Snack Foods	590	28,462
	Kraft Foods	7,600	239,476

			809,345

LVIP Delaware Foundation® Moderate Allocation Fund–8

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Gas Utilities–0.03%
	EQT	740	$33,182

			33,182

	Health Care Equipment & Supplies–0.47%
†	Align Technology	1,625	31,753
	Baxter International	4,700	237,915
†	Conmed	1,280	33,830
†	CryoLife	2,500	13,550
†	Gen-Probe	920	53,682
†	Merit Medical Systems	1,780	28,177
†	Quidel	1,705	24,637
†	SonoSite	920	29,072
	West Pharmaceutical Services	655	26,986

			479,602

	Health Care Providers & Services–1.27%
†	Air Methods	510	28,698
†	AMN Healthcare Services	3,765	23,117
	Cardinal Health	6,500	249,014
†	Catalyst Health Solutions	730	33,938
†	Express Scripts	1,750	94,588
†	Medco Health Solutions	7,550	462,588
†	PharMerica	910	10,420
	Quest Diagnostics	4,600	248,262
†	Sun Healthcare Group	941	11,913
	UnitedHealth Group	3,720	134,329

			1,296,867

	Hotels, Restaurants & Leisure–0.38%
†	AFC Enterprises	2,270	31,553
†	Bally Technologies	730	30,799
†	Buffalo Wild Wings	680	29,818
†	CEC Entertainment	690	26,793
†	Jack in the Box	820	17,327
	McDonald’s	1,680	128,956
†	Shuffle Master	2,620	29,999
	Starbucks	1,450	46,589
†	WMS Industries	1,040	47,049

			388,883

	Household Durables–0.05%
	Jarden	1,690	52,170

			52,170

	Household Products–0.82%
	Colgate-Palmolive	1,300	104,481
	Kimberly-Clark	4,840	305,114
	Procter & Gamble	6,535	420,396

			829,991

	Independent Power Producers & Energy Traders–0.00%
=	Calpine	200	0

			0

	Industrial Conglomerates–0.18%
	General Electric	10,250	187,473

			187,473

	Insurance–1.15%
	AFLAC	1,270	71,666
	Allstate	7,400	235,912
	American Equity Investment Life Holding	2,400	30,120
	AmTrust Financial Services	1,315	23,013
	Delphi Financial Group Class A	1,040	29,994
	Harleysville Group	675	24,800
	Marsh & McLennan	8,900	243,326
†	ProAssurance	440	26,664
	Prudential Financial	1,610	94,523
	Torchmark	1,410	84,233
	Travelers	5,590	311,418

			1,175,669

	Internet & Catalog Retail–0.48%
	Expedia	1,680	42,151
†	priceline.com	1,125	449,494

			491,645

	Internet Software & Services–1.27%
†	Google Class A	990	588,030
†	j2 Global Communications	1,130	32,714
†	Liquidity Services	1,450	20,373
	NIC	2,660	25,829
†	QuinStreet	1,245	23,916
†	Rackspace Hosting	835	26,227
†	SAVVIS	1,295	33,048
†	ValueClick	1,930	30,938
	VeriSign	8,100	264,627
†	Vocus	1,165	32,224
†	Yahoo	13,200	219,516

			1,297,442

	IT Services–0.85%
	iGate	1,070	21,090
	MasterCard Class A	1,650	369,782
†	RightNow Technologies	795	18,818
†	TeleTech Holdings	1,355	27,899
	Visa Class A	6,100	429,318

			866,907

	Life Sciences Tools & Services–0.06%
†	Thermo Fisher Scientific	1,160	64,218

			64,218

LVIP Delaware Foundation® Moderate Allocation Fund–9

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Machinery–0.38%
	Barnes Group	1,235	$25,527
	Caterpillar	850	79,611
†	Chart Industries	980	33,104
†	Columbus McKinnon	1,400	28,448
	Cummins	490	53,905
	Deere	800	66,440
	ESCO Technologies	705	26,677
†	Kadant	1,095	25,809
	Lincoln Electric Holdings	770	50,258

			389,779

	Media–0.59%
†	Carmike Cinemas	1,340	10,345
	CBS Class B	1,790	34,100
	Comcast Class A	11,700	257,049
†	Knology	1,570	24,539
	Meredith	1,575	54,574
	National CineMedia	1,170	23,295
	Time Warner Cable	1,430	94,423
	Viacom Class B	2,640	104,570

			602,895

	Metals & Mining–0.11%
	Alcoa	2,960	45,554
	United States Steel	1,110	64,846

			110,400

	Multiline Retail–0.32%
†	Kohl’s	1,280	69,555
	Macy’s	2,720	68,816
	Nordstrom	2,140	90,693
	Target	1,520	91,398

			320,462

	Multi-Utilities–0.11%
	MDU Resources Group	2,210	44,797
	NorthWestern	565	16,289
	OGE Energy	990	45,085

			106,171

	Office Electronics–0.24%
	Xerox	20,900	240,768

			240,768

	Oil, Gas & Consumable Fuels–2.34%
	Berry Petroleum	1,000	43,700
†	Carrizo Oil & Gas	1,105	38,111
	Chevron	4,400	401,499
	ConocoPhillips	5,390	367,059
	EOG Resources	4,390	401,290
	Exxon Mobil	4,470	326,846
	Marathon Oil	7,820	289,575
†	Newfield Exploration	580	41,824
	Occidental Petroleum	1,570	154,017
†	Rosetta Resources	1,215	45,733
†	Swift Energy	825	32,299
	Williams	9,800	242,256

			2,384,209

	Paper & Forest Products–0.03%
†	KapStone Paper & Packaging Class A	1,675	25,628

			25,628

	Personal Products–0.15%
	Avon Products	4,200	122,052
†	Prestige Brands Holdings	2,510	29,995

			152,047

	Pharmaceuticals–1.70%
	Abbott Laboratories	1,510	72,344
	Allergan	5,700	391,419
†	Inspire Pharmaceuticals	2,090	17,556
	Johnson & Johnson	4,380	270,903
	Merck	10,560	380,582
	Perrigo	2,800	177,324
	Pfizer	23,848	417,577

			1,727,705

	Professional Services–0.13%
†	CRA International	655	15,399
†	Kforce	1,850	29,933
	Manpower	980	61,504
	Towers Watson Class A	530	27,592

			134,428

	Real Estate Investment Trusts–0.30%
	BioMed Realty Trust	1,635	30,493
	DuPont Fabros Technology	1,170	24,886
	EastGroup Properties	710	30,047
	Entertainment Properties Trust	705	32,606
	Home Properties	620	34,404
	Host Hotels & Resorts	3,582	64,010
	Sabra Healthcare REIT	1,096	20,166
	Sovran Self Storage	770	28,344
	Tanger Factory Outlet Centers	695	35,577

			300,533

	Road & Rail–0.14%
	Norfolk Southern	1,430	89,832
	Union Pacific	510	47,257

			137,089

	Semiconductors & Semiconductor Equipment–0.54%
†	Amkor Technology	3,485	25,754

LVIP Delaware Foundation® Moderate Allocation Fund–10

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	U.S. MARKETS (continued)

	Semiconductors & Semiconductor Equipment (continued)

†	Applied Micro Circuits	1,905	$20,345
†	Atheros Communications	385	13,829
	Intel	15,760	331,433
†	IXYS	1,880	21,846
†	MEMC Electronic Materials	6,300	70,938
†	ON Semiconductor	4,440	43,867
†	Semtech	1,170	26,489

			554,501

	Software–1.27%
	Adobe Systems	9,600	295,488
	Intuit	9,300	458,491
	JDA Software Group	1,045	29,260
	Lawson Software	3,740	34,595
	Microsoft	8,330	232,574
	Nuance Communications	2,210	40,178
	Progress Software	745	31,528
	Quality Systems	360	25,135
	Radiant Systems	1,420	27,789
	SolarWinds	1,340	25,795
	SS&C Technologies Holdings	1,320	27,073
	Symantec	4,230	70,810

			1,298,716

	Specialty Retail–1.01%
	Big 5 Sporting Goods	1,440	21,989
	Citi Trends	700	17,185
	DSW Class A	665	26,002
	Guess	1,380	65,302
	Jo-Ann Stores	350	21,077
	Jos. A. Bank Clothiers	582	23,466
	Lowe’s	21,400	536,711
	Staples	12,800	291,456
	Ulta Salon Cosmetics & Fragrance	670	22,780

			1,025,968

	Textiles, Apparel & Luxury Goods–0.52%
	G-III Apparel Group	1,180	41,477
	Iconix Brand Group	1,710	33,020
	Jones Group	1,450	22,533
	NIKE Class B	3,725	318,189
	Perry Ellis International	1,160	31,865
	Phillips-Van Heusen	850	53,559
	Steven Madden	725	30,247

			530,890

	Thrifts & Mortgage Finance–0.08%
	Dime Community Bancshares	1,680	24,511
	Flushing Financial	1,705	23,870
	Provident Financial Services	1,815	27,461

			75,842

	Trading Companies & Distributors–0.06%
	Applied Industrial Technologies	1,085	35,241
	Titan Machinery	1,355	26,152

			61,393

	Wireless Telecommunication Services–0.41%
	Crown Castle International	9,500	416,386

			416,386

	Total U.S. Markets (Cost $24,363,916)		30,379,340

§	DEVELOPED MARKETS—11.19%
	Aerospace & Defense–0.23%
	Finmeccanica	20,561	233,794

			233,794

	Air Freight & Logistics–0.22%
	Deutsche Post	13,058	220,668

			220,668

	Airlines–0.16%
	Singapore Airlines	13,679	163,093

			163,093

	Auto Components–0.12%
	Autoliv	1,600	126,304

			126,304

	Automobiles–0.51%
	Bayerische Motoren Werke	2,620	205,650
	Toyota Motor	7,900	313,218

			518,868

	Beverages–0.19%
	Coca-Cola Amatil	17,152	190,359

			190,359

	Building Products–0.42%
	Asahi Glass	19,000	222,015
	Cie de Saint-Gobain	4,098	210,935

			432,950

	Capital Markets–0.20%
	UniCredit	100,733	208,477

			208,477

	Chemicals–0.34%
	Agrium	570	52,298
	Syngenta ADR	5,000	293,899

			346,197

LVIP Delaware Foundation® Moderate Allocation Fund–11

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	DEVELOPED MARKETS (continued)
	Commercial Banks–0.88%
	Banco Santander	21,283	$225,586
	Mitsubishi UFJ Financial Group	43,800	236,756
	Nordea Bank	19,367	210,840
	Standard Chartered	8,297	223,344

			896,526

	Communications Equipment–0.18%
	Nokia	17,598	182,104

			182,104

	Construction Materials–0.23%
	Lafarge	3,797	238,185

			238,185

	Containers & Packaging–0.24%
	Rexam	46,438	241,678

			241,678

	Diversified Telecommunication Services–0.41%
	Telefonica	10,438	236,748
	TELUS	3,887	177,259

			414,007

	Electrical Equipment–0.21%
	Alstom	4,428	211,995

			211,995

	Electronic Equipment, Instruments & Components–0.23%
	Koninklijke Philips Electronics	7,805	239,167

			239,167

	Energy Equipment & Services–0.05%
†	Nabors Industries	2,360	55,366

			55,366

	Food & Staples Retailing–0.23%
	Metro	3,228	232,615

			232,615

	Food Products–0.85%
	Aryzta	5,483	253,228
	Chaoda Modern Agriculture Holdings	280,000	210,023
@	Greggs	22,628	165,031
	Parmalat	85,709	234,907

			863,189

	Health Care Providers & Services–0.25%
	ICON ADR	1,140	24,966
	Meda Class A	29,438	224,313

			249,279

	Household Durables–0.22%
	Techtronic Industries	175,500	228,957

			228,957

	Industrial Conglomerates–0.03%
	Tianjin Development Holdings	36,000	34,136

			34,136

	Insurance–0.28%
	Alterra Capital Holdings	1,085	23,479
	Aspen Insurance Holdings	970	27,761
	AXA	14,060	234,029

			285,269

	IT Services–0.58%
	Accenture Class A	1,180	57,218
†	CGI Group	31,218	538,403

			595,621

	Machinery–0.24%
	Vallourec	2,323	244,112

			244,112

	Media–0.70%
	Publicis Groupe	2,532	132,021
	Teleperformance	9,538	321,983
	Vivendi	9,640	260,342

			714,346

	Metals & Mining–0.23%
	Alumina ADR	4,200	42,756
	Anglo American ADR	1,500	39,167
	ArcelorMittal	3,920	148,735

			230,658

	Multiline Retail–0.37%
	Don Quijote	8,000	243,600
	PPR	813	129,346

			372,946

	Multi-Utilities–0.20%
	National Grid	23,026	199,185

			199,185

	Oil, Gas & Consumable Fuels–0.54%
	CNOOC	101,000	239,619
	CNOOC ADR	100	23,837
	Noble	1,240	44,355
	Total	4,504	238,757

			546,568

	Pharmaceuticals–0.80%
†	Eurand	1,500	17,745
	Novartis	4,332	254,783

LVIP Delaware Foundation® Moderate Allocation Fund–12

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	DEVELOPED MARKETS (continued)
	Pharmaceuticals (continued)

	Novo Nordisk ADR	2,900	$326,453
	Sanofi-Aventis	3,437	219,875

			818,856

	Textiles, Apparel & Luxury Goods–0.23%
	Yue Yuen Industrial Holdings	66,000	237,337

			237,337

	Trading Companies & Distributors–0.27%
	ITOCHU	27,114	274,428

			274,428

	Wireless Telecommunication Services–0.35%
	China Mobile ADR	2,800	138,936
	China Unicom Hong Kong ADR	5,700	81,225
	Vodafone Group	53,263	137,851

			358,012

	Total Developed Markets (Cost $9,564,477)		11,405,252

×	EMERGING MARKETS— 7.29%
	Automobiles–0.00%
	Oriental Holdings	240	435

			435

	Beverages–0.16%
	Fomento Economico Mexicano ADR	900	50,328
	Lotte Chilsung Beverage	105	89,900
	Tsingtao Brewery	3,305	17,306

			157,534

	Chemicals–0.16%
	Braskem ADR	3,300	82,830
	Israel Chemicals	2,300	39,696
†	Petronas Chemicals Group	22,700	40,637

			163,163

	Commercial Banks–0.92%
	ABSA Group	1,588	33,558
	Akbank	5,088	28,313
	Banco Bradesco ADR	3,014	61,154
	Banco Santander Brasil ADR	8,200	111,520
	Bangkok Bank	7,908	38,556
	Bank of China Class H	124,300	65,568
	China Construction Bank	73,028	65,488
	Credicorp	400	47,564
@	Hong Leong Bank	10,300	30,731
	Industrial & Commercial Bank of China Class H	81,406	60,642
	Malayan Banking Berhad	25,758	71,005
	OTP Bank	1,869	45,087
	Powszechna Kasa Oszczednosci Bank Polski	2,445	35,747
@	Sberbank	38,748	132,014
	Standard Bank Group	3,850	62,501
	Turkiye Is Bankasi	6,402	22,836
	VTB Bank GDR	3,800	24,624

			936,908

	Communications Equipment–0.02%
†	Foxconn International Holdings	35,000	24,452

			24,452

	Computers & Peripherals–0.47%
	Asustek Computer	2,000	18,992
	HTC	14,750	455,091

			474,083

	Construction & Engineering–0.06%
†	Empresas ADR	3,300	33,660
†	Torunlar Gayrimenkul Yatirim Ortakligi	7,396	30,795

			64,455

	Construction Materials–0.14%
†	Cemex ADR	11,100	118,881
	Siam Cement NVDR	2,500	28,275

			147,156

	Diversified Consumer Services–0.02%
†	Leoch International Technology	4,000	2,125
†	Xueda Education Group ADR	1,600	18,032

			20,157

	Diversified Financial Services–0.22%
	Fubon Financial Holding	38,848	53,271
	KB Financial Group ADR	3,278	173,373

			226,644

	Diversified Telecommunication Services–0.26%
	China Telecom Class H	38,000	19,898
†	Chunghwa Telecom ADR	7,444	188,110
	KT ADR	2,600	54,080

			262,088

	Electric Utilities–0.21%
	Centrais Eletricas Brasileiras ADR	8,000	110,000
	Light	2,600	39,841
	Polska Grupa Energetyczna	7,864	61,506

			211,347

	Electronic Equipment, Instruments & Components–0.08%
	Hon Hai Precision Industry	13,440	54,138

LVIP Delaware Foundation® Moderate Allocation Fund–13

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	EMERGING MARKETS (continued)
	Electronic Equipment, Instruments & Components (continued)

	LG Display ADR	1,700	$30,175

			84,313

	Energy Equipment & Services–0.08%
	Oil & Natural Gas	915	26,362
	Oil India	1,717	54,191

			80,553

	Food & Staples Retailing–0.03%
	Wal-Mart de Mexico Series V	11,173	31,952

			31,952

	Food Products–0.22%
	Brazil Foods ADR	4,400	74,272
@	Cresud ADR	3,900	74,022
	Lotte Confectionery	44	59,177
	Tingyi Cayman Islands Holding	6,446	16,504

			223,975

	Household Durables–0.12%
	LG Electronics	709	74,615
†	Turk Sise ve Cam Fabrikalari	28,139	49,639

			124,254

	Independent Power Producers & Energy Traders–0.10%
	Datang International Power Generation	76,527	26,879
	Huaneng Power International ADR	3,400	72,692

			99,571

	Industrial Conglomerates–0.03%
	Fosun International	45,842	33,677

			33,677

	Insurance–0.18%
	Cathay Financial Holdings	23,100	40,942
	Powszechny Zaklad Ubezpieczen	584	70,021
	Samsung Life Insurance	810	74,047

			185,010

	Internet & Catalog Retail–0.04%
	Alibaba.com	24,000	43,044

			43,044

	Internet Software & Services–0.28%
	Mediatek	1,002	14,341
†	Shanda Interactive Entertainment ADR	1,800	71,352
†	Sohu.com	3,100	196,819

			282,512

	IT Services–0.02%
†	Shanda Games ADR	3,800	24,472

			24,472

	Machinery–0.04%
	United Tractors	16,528	43,659

			43,659

	Media–0.07%
†	Grupo Televisa ADR	2,800	72,604

			72,604

	Metals & Mining–0.83%
	Anglo Platinum	370	38,767
	ArcelorMittal South Africa	4,936	59,023
	Cia de Minas Buenaventura ADR	1,000	48,960
	Impala Platinum Holdings	1,275	44,834
	MMC Norilsk Nickel ADR	2,735	64,737
	POSCO ADR	600	64,614
	Steel Authority of India	8,592	35,069
	Vale ADR	14,100	487,438

			843,442

	Oil, Gas & Consumable Fuels–1.16%
	China Petroleum & Chemical ADR	200	19,138
	Gazprom ADR	4,500	113,625
	LUKOIL ADR	700	40,054
	PetroChina ADR	500	65,745
	Petroleo Brasileiro SA ADR	8,000	302,720
	Petroleo Brasiliero SP ADR	7,500	256,275
	Polski Koncern Naftowy Orlen	2,739	42,309
	PTT	4,958	52,622
@	PTT Exploration & Production	4,000	22,289
#	Reliance Industries GDR 144A	1,700	80,750
	Rosneft Oil GDR	10,300	73,748
	Sasol ADR	1,400	72,870
	Tambang Batubara Bukit Asam	14,500	36,934

			1,179,079

	Paper & Forest Products–0.04%
†	Fibria Celulose ADR	2,531	40,496

			40,496

	Pharmaceuticals–0.03%
†	Hypermarcas	2,100	28,510

			28,510

	Professional Services–0.06%
	Santos Brasil Participacoes	4,000	55,437

			55,437

	Real Estate Management & Development–0.18%
	Cyrela Brazil Realty	3,121	41,092

LVIP Delaware Foundation® Moderate Allocation Fund–14

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	EMERGING MARKETS (continued)
	Real Estate Management & Development (continued)

@	IRSA Inversiones y Representaciones ADR	1,900	$30,571
	KLCC Property Holdings	28,900	31,398
†	UEM Land Holdings	85,100	67,340
	Unitech	6,853	10,162

			180,563

	Road & Rail–0.05%
	All America Latina Logistica	3,000	27,116
	Guangshen Railway ADR	1,300	25,415

			52,531

	Semiconductors & Semiconductor Equipment–0.43%
†	MStar Semiconductor	1,000	9,633
	Samsung Electronics	239	202,284
	Taiwan Semiconductor Manufacturing	26,204	63,781
	Taiwan Semiconductor Manufacturing ADR	5,700	71,478
	United Microelectronics	165,000	92,201

			439,377

	Tobacco–0.02%
	KT&G	397	22,908

			22,908

	Wireless Telecommunication Services–0.56%
	America Movil ADR	700	40,138
	LG Telecom	7,470	47,768
	SK Telecom ADR	9,700	180,711
	Turkcell Iletisim Hizmet ADR	5,000	85,650
	Vivo Participacoes ADR	1,600	52,144
	Vodacom Group	14,313	165,231

			571,642

	Total Emerging Markets (Cost $5,710,640)		7,432,003

	Total Common Stock (Cost $39,639,033)		49,216,595

	CONVERTIBLE PREFERRED STOCK–0.03%
	Aspen Insurance 5.625% exercise price $29.28, expiration date 12/31/49	100	5,519
	Healthsouth 6.50% exercise price $30.50, expiration date 12/31/49	20	19,455

	Total Convertible Preferred Stock (Cost $23,858)		24,974

	EXCHANGE-TRADED FUNDS–8.93%
	iShares MSCI EAFE Growth Index Fund	78,000	4,763,850
	iShares MSCI EAFE Index Fund	50,500	2,940,615
	Vanguard Europe Pacific	38,700	1,399,005

	Total Exchange-Traded Funds (Cost $7,422,862)		9,103,470

	PREFERRED STOCK–0.13%
•	PNC Financial Services Group 8.25%	125,000	134,536

	Total Preferred Stock (Cost $124,983)		134,536

		Principal
		Amount°

	AGENCY ASSET-BACKED SECURITIES–0.00%
•	Fannie Mae Whole Loan
	Series 2002-W11 AV1
	0.621% 11/25/32	860	828

	Total Agency Asset-Backed Securities (Cost $860)		828

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.72%
	Fannie Mae Grantor Trust
	Series 2001-T8 A2
	9.50% 7/25/41	9,733	11,241
	Fannie Mae REMICs
	Series 1996-46 ZA
	7.50% 11/25/26	9,607	10,740
	Series 2003-26 AT
	5.00% 11/25/32	95,000	100,887
	Series 2003-122 AJ
	4.50% 2/25/28	7,440	7,704
	Series 2010-41 PN
	4.50% 4/25/40	40,000	40,367
	Fannie Mae Whole Loan
	Series 2004-W9 2A1
	6.50% 2/25/44	17,356	19,703
	Series 2004-W11 1A2
	6.50% 5/25/44	17,473	19,897
	Freddie Mac REMICs
	Series 1730 Z
	7.00% 5/15/24	8,172	9,187
	Series 2326 ZQ
	6.50% 6/15/31	37,813	42,222
	Series 2557 WE
	5.00% 1/15/18	25,000	27,105
	Series 2662 MA
	4.50% 10/15/31	9,362	9,725
	Series 2694 QG
	4.50% 1/15/29	28,864	29,477
	Series 2872 GC
	5.00% 11/15/29	40,000	41,747
	Series 3022 MB
	5.00% 12/15/28	22,037	22,650

LVIP Delaware Foundation® Moderate Allocation Fund–15

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

	Freddie Mac REMICs (continued)
	Series 3173 PE
	6.00% 4/15/35	95,000	$104,756
	Series 3337 PB
	5.50% 7/15/30	20,000	20,681
	Series 3656 PM
	5.00% 4/15/40	70,000	72,939
◆	Freddie Mac Structured Pass Through Securities
	Series T-58 2A
	6.50% 9/25/43	18,451	21,190
	GNMA Series 2010-113 KE
	4.50% 9/20/40	95,000	95,413
	NCUA Guaranteed Notes Series 2010-C1 A2
	2.90% 10/29/20	30,000	29,168

	Total Agency Collateralized Mortgage Obligations (Cost $721,873)		736,799

	AGENCY MORTGAGE-BACKED SECURITIES–5.47%
	Fannie Mae 6.50% 8/1/17	8,577	9,348
•	Fannie Mae ARM
	5.066% 3/1/38	12,487	13,226
	5.131% 11/1/35	7,353	7,792
	5.299% 4/1/36	6,673	6,991
	5.915% 8/1/37	23,454	25,189
	Fannie Mae Relocation 30 yr
	5.00% 11/1/34	13,685	14,260
	Fannie Mae S.F. 15 yr
	4.00% 7/1/24	112,761	116,302
	4.00% 7/1/25	104,765	108,301
	4.00% 8/1/25	141,673	146,455
	4.00% 11/1/25	144,233	149,101
	4.50% 6/1/23	38,230	40,141
	5.00% 5/1/21	20,424	21,844
	5.50% 4/1/23	22,987	24,731
	Fannie Mae S.F. 15 yr TBA
	4.50% 1/1/26	250,000	262,070
	5.50% 1/1/26	310,000	333,250
	Fannie Mae S.F. 30 yr
	5.00% 12/1/36	64,817	68,433
	5.00% 12/1/37	8,310	8,745
	5.00% 1/1/38	14,202	14,946
	5.00% 2/1/38	5,273	5,548
	5.00% 7/1/40	319,328	335,941
	5.50% 4/1/37	82,465	89,404
	6.00% 9/7/36	168,246	183,395
	6.50% 2/1/36	28,610	32,062
	7.50% 6/1/31	12,880	14,781
	7.50% 1/15/32	2,893	3,346
	Fannie Mae S.F. 30 yr TBA
	4.00% 1/1/41	440,000	437,663
	5.00% 1/1/41	560,000	588,700
	5.50% 1/1/41	785,000	839,828
	6.00% 1/1/41	1,290,000	1,402,069
•	Freddie Mac ARM
	3.144% 4/1/34	3,268	3,431
	5.678% 7/1/36	8,099	8,477
	5.796% 10/1/36	16,209	17,289
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14	14,547	15,216
	5.00% 6/1/18	8,155	8,687
	Freddie Mac S.F. 30 yr
	7.00% 11/1/33	6,287	7,164
	Freddie Mac S.F. 30 yr TBA
	6.50% 1/1/41	185,000	205,061

	Total Agency Mortgage-Backed Securities (Cost $5,535,757)		5,569,187

	COMMERCIAL MORTGAGE-BACKED SECURITIES–1.79%
	Banc of America Commercial Mortgage Securities
	•Series 2004-3 A5
	5.413% 6/10/39	15,000	16,034
	•Series 2005-1 A5
	5.162% 11/10/42	30,000	32,329
	•Series 2005-6 A4
	5.195% 9/10/47	110,000	118,146
	Series 2006-4 A4
	5.634% 7/10/46	10,000	10,729
	Bear Stearns Commercial Mortgage Securities
	•Series 2005-PW10 A4
	5.405% 12/11/40	50,000	53,421
	•Series 2005-T20 A4A
	5.144% 10/12/42	55,000	59,201
	•Series 2006-PW12 A4
	5.722% 9/11/38	95,000	103,651
	Series 2007-PW15 A4
	5.331% 2/11/44	25,000	25,670
◆	Commercial Mortgage Pass Through Certificates
	•Series 2005-C6 A5A
	5.116% 6/10/44	115,000	123,071
	Series 2006-C7 A2
	5.69% 6/10/46	23,881	24,024
	#Series 2010-C1 A1 144A
	3.156% 7/10/46	44,920	45,021
•	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB
	5.539% 2/15/39	15,000	15,968

LVIP Delaware Foundation® Moderate Allocation Fund–16

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

	First Union National Bank-Bank of America Commercial Mortgage Trust
	Series 2001-C1 C
	6.403% 3/15/33	10,000	$9,991
	Goldman Sachs Mortgage Securities II
	Series 2004-GG2 A3
	4.602% 8/10/38	3,658	3,677
	•Series 2004-GG2 A6
	5.396% 8/10/38	70,000	75,189
	Series 2005-GG4 A4
	4.761% 7/10/39	225,000	232,047
	Series 2005-GG4 A4A
	4.751% 7/10/39	20,000	21,091
	•Series 2006-GG6 A4
	5.553% 4/10/38	20,000	21,483
•	Greenwich Capital Commercial Funding
	Series 2005-GG5 A5
	5.224% 4/10/37	140,000	148,562
	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3
	5.376% 7/12/37	35,000	36,571
	•Series 2005-LDP4 A4
	4.918% 10/15/42	35,000	37,076
	•Series 2005-LDP5 A4
	5.203% 12/15/44	35,000	37,680
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2002-C1 A4
	6.462% 3/15/31	53,880	56,240
	Series 2004-C1 A4
	4.568% 1/15/31	60,000	62,646
•	Merrill Lynch Mortgage Trust
	Series 2006-C1 ASB
	5.656% 5/12/39	35,000	36,847
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2007-5 A1
	4.275% 8/12/48	4,463	4,471
•	Morgan Stanley Capital I
	Series 2004-T15 A4
	5.27% 6/13/41	115,000	123,180
	Series 2007-T27 A4
	5.648% 6/11/42	85,000	92,306
	Morgan Stanley Dean Witter Capital I
	Series 2003-TOP9 A2
	4.74% 11/13/36	75,000	78,434
#	OBP Depositor
	Series 2010-OBP A 144A
	4.646% 7/15/45	100,000	102,036
•	Wachovia Bank Commercial Mortgage Trust
	Series 2005-C20 A5
	5.087% 7/15/42	15,000	15,275

	Total Commercial Mortgage-Backed Securities (Cost $1,710,324)		1,822,067

	CONVERTIBLE BONDS–0.85%
	Aerospace & Defense–0.02%
	AAR 1.75% exercise price $29.43, expiration date 2/1/26	22,000	24,145

			24,145

	Auto Components–0.02%
	ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	20,000	22,025

			22,025

	Biotechnology–0.04%
	Amgen 0.375% exercise price $79.48, expiration date 2/1/13	39,000	39,195

			39,195

	Capital Markets–0.03%
	Jefferies Group 3.875% exercise price $38.72, expiration date 11/1/29	25,000	26,344

			26,344

	Communications Equipment–0.04%
	Alaska Communication Systems Group 5.75% exercise price $12.90, expiration date 3/1/13	18,000	19,058
	Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	25,000	23,718

			42,776

	Computers & Peripherals–0.01%
	SanDisk 1.00% exercise price $82.36, expiration date 5/15/13	12,000	11,610

			11,610

	Diversified Telecommunication Services–0.02%
#	Clearwire Communications/Finance 144A 8.25% exercise price $7.08, expiration date 12/1/40	11,000	11,220
	Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	7,000	7,018

			18,238

LVIP Delaware Foundation® Moderate Allocation Fund–17

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CONVERTIBLE BONDS (continued)

	Electronic Equipment, Instruments & Components–0.01%
Φ	General Cable 4.5% exercise price $36.75, expiration date 11/15/29	12,000	$14,325

			14,325

	Energy Equipment & Services–0.02%
	Bristow Group 3.00% exercise price $77.34, expiration date 6/15/38	11,000	11,083
	Transocean 1.50% exercise price $168.61, expiration date 12/15/37	15,000	14,850

			25,933

	Health Care Equipment & Supplies–0.12%
	Alere 3.00% exercise price $43.98, expiration date 5/15/16	13,000	13,829
Φ	Hologic 2.00% exercise price $38.59, expiration date 12/15/37	52,000	48,945
	Medtronic 1.625% exercise price $54.79, expiration date 4/15/13	63,000	63,708

			126,482

	Health Care Providers & Services–0.03%
	LifePoint Hospital 3.50% exercise price $51.79, expiration date 5/15/14	26,000	26,358

			26,358

	Internet Software & Services–0.02%
	VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	19,000	21,399

			21,399

	IT Services–0.01%
	Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	15,000	14,906

			14,906

	Media–0.03%
	Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27	30,000	26,963

			26,963

	Oil, Gas & Consumable Fuels–0.04%
	Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	52,000	40,755

			40,755

	Packaging & Containers–0.01%
#	Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 6/1/15	13,000	13,146

			13,146

	Paper & Forest Products–0.10%
	Rayonier TRS Holdings 3.75% exercise price $54.81, expiration date 10/15/12	63,000	69,929
#	Sino Forrest 144A 5.00% exercise price $20.29, expiration date 8/1/13	21,000	28,271

			98,200

	Real Estate Investment Trusts–0.12%
#	Digital Realty Trust 144A 5.50% exercise price $42.49, expiration date 4/15/29	10,000	13,425
	Health Care REIT 4.75% exercise price $50.00, expiration date 7/15/27	22,000	24,448
#	Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/15/30	25,000	30,625
	National Retail Properties 5.125% exercise price $25.42, expiration date 6/15/28	45,000	52,424

			120,922

	Semiconductors & Semiconductor Equipment–0.08%
	Advanced Micro Devices 6.00% exercise price $28.08, expiration date 5/1/15	17,000	17,213
	Intel 2.95% exercise price $30.75, expiration date 12/15/35	20,000	20,025
	Linear Technology 3.00% exercise price $44.72, expiration date 5/1/27	38,000	40,470

			77,708

	Wireless Telecommunication Services–0.08%
	Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	55,000	49,500
	NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	15,000	14,794
	SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	9,000	13,410

			77,704

	Total Convertible Bonds (Cost $765,519)		869,134

	CORPORATE BONDS–19.60%
	Aerospace & Defense–0.21%
	L-3 Communications
	4.75% 7/15/20	95,000	93,512
	5.875% 1/15/15	15,000	15,356
#	Meccanica Holdings 144A
	6.25% 7/15/19	100,000	105,901

			214,769

LVIP Delaware Foundation® Moderate Allocation Fund–18

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Airlines–0.03%
#	United Air Lines 144A
	12.00% 11/1/13		30,000	$33,225

				33,225

	Auto Components–0.10%
#	Allison Transmission 144A
	11.00% 11/1/15		39,000	42,705
	America Axle & Manufacturing
	7.875% 3/1/17		15,000	15,431
	ArvinMeritor 8.125% 9/15/15		45,000	47,307

				105,443

	Automobiles–0.08%
	Ford Motor
	7.45% 7/16/31		75,000	80,719

				80,719

	Beverages–0.31%
	Anheuser-Busch InBev Worldwide
	5.00% 4/15/20		95,000	100,595
	#144A 5.375% 11/15/14		110,000	121,299
	Coca-Cola Enterprises
	3.50% 9/15/20		100,000	93,823

				315,717

	Building Products–0.04%
	Ply Gem Industries
	13.125% 7/15/14		40,000	42,700

				42,700

	Capital Markets–0.51%
	E Trade Financial PIK
	12.50% 11/30/17		42,000	49,560
	Goldman Sachs Group
	3.70% 8/1/15		15,000	15,300
	5.375% 3/15/20		163,000	168,742
	Jefferies Group
	6.25% 1/15/36		35,000	31,446
	6.45% 6/8/27		55,000	52,717
	Lazard Group
	6.85% 6/15/17		27,000	28,282
	7.125% 5/15/15		68,000	73,291
	Nuveen Investments
	10.50% 11/15/15		66,000	67,815
#	Pinafore 144A
	9.00% 10/1/18		35,000	37,975

				525,128

	Chemicals–0.50%
	CF Industries
	7.125% 5/1/20		30,000	32,925
	Dow Chemical
	4.25% 11/15/20		20,000	19,234
	8.55% 5/15/19		140,000	175,729
	duPont (E.I.) deNemours
	3.625% 1/15/21		175,000	169,553
	Hexion US Finance/Nova Scotia 8.875% 2/1/18		25,000	26,844
#	MacDermid 144A
	9.50% 4/15/17		27,000	28,620
	Momentive Performance Materials 11.50% 12/1/16		50,000	54,500

				507,405

	Commercial Banks–1.48%
	BB&T
	5.25% 11/1/19		152,000	157,726
•	BB&T Capital Trust IV
	6.82% 6/12/57		50,000	49,500
	City National
	5.25% 9/15/20		60,000	58,784
	JPMorgan Chase Bank
	6.00% 10/1/17		250,000	277,527
	7.00% 6/28/17	RUB	2,000,000	59,820
	PNC Funding
	5.125% 2/8/20		70,000	73,093
	5.25% 11/15/15		30,000	32,140
	5.625% 2/1/17		38,000	40,672
#•	PNC Preferred Funding Trust II 144A
	6.113% 3/29/49		100,000	74,538
	Rabobank Nederland
	2.125% 10/13/15		25,000	24,205
•	#144A 11.00% 12/29/49		110,000	142,593
•	SunTrust Capital VIII
	6.10% 12/15/36		15,000	13,768
	SVB Financial Group
	5.375% 9/15/20		100,000	96,337
•	USB Capital IX
	6.189% 4/15/49		145,000	113,100
	Wachovia
	5.25% 8/1/14		225,000	240,156
	Zions Bancorporation
	5.65% 5/15/14		35,000	35,012
	7.75% 9/23/14		15,000	15,650

				1,504,621

	Commercial Services & Supplies–0.51%
	Allied Waste North America
	6.875% 6/1/17		120,000	132,173
	7.125% 5/15/16		40,000	42,397
	ARAMARK
	8.50% 2/1/15		44,000	46,200
#	Brambles USA 144A
	3.95% 4/1/15		100,000	101,537
	5.35% 4/1/20		30,000	30,489

LVIP Delaware Foundation® Moderate Allocation Fund–19

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Commercial Services & Supplies (continued)

	Casella Waste Systems
	9.75% 2/1/13		13,000	$13,065
	11.00% 7/15/14		25,000	27,781
	Corrections Corporation of America
	7.75% 6/1/17		21,000	22,391
	FTI Consulting
	7.75% 10/1/16		6,000	6,210
	#144A 6.75% 10/1/20		20,000	19,950
	International Lease Finance
	6.625% 11/15/13		45,000	46,181
	8.25% 12/15/20		20,000	20,625
	Mobile Mini
	6.875% 5/1/15		13,000	13,260

				522,259

	Consumer Finance–0.19%
	Ford Motor Credit
	12.00% 5/15/15		155,000	195,153

				195,153

	Containers & Packaging–0.12%
#	Berry Plastics 144A
	9.75% 1/15/21		20,000	19,900
	Intertape Polymer
	8.50% 8/1/14		15,000	12,450
#	Plastipak Holdings 144A
	10.625% 8/15/19		25,000	28,219
	Pregis
	12.375% 10/15/13		35,000	34,475
	Smurfit Kappa Funding
	7.75% 4/1/15		25,000	25,750

				120,794

	Diversified Consumer Services–0.08%
	Yale University
	2.90% 10/15/14		80,000	82,588

				82,588

	Diversified Financial Services–1.07%
	Bank of America
	3.70% 9/1/15		50,000	49,621
•	Bear Stearns
	5.408% 12/7/12	AUD	140,000	140,667
	Capital One Capital V
	10.25% 8/15/39		25,000	26,906
#	Crown Castle Towers 144A
	4.883% 8/15/20		270,000	259,987
#	ERAC USA Finance 144A
	5.25% 10/1/20		155,000	157,911
	General Electric Capital
	4.375% 9/16/20		30,000	29,582
	6.00% 8/7/19		235,000	261,904
	Korea Development Bank
	8.00% 1/23/14		100,000	114,228
	Oesterreichische Kontrollbank
	1.75% 10/5/15		50,000	48,448

				1,089,254

	Diversified Telecommunication Services–1.60%
	AT&T
	6.50% 9/1/37		35,000	37,870
	6.70% 11/15/13		45,000	51,161
	#144A 5.35% 9/1/40		65,000	61,350
	Cincinnati Bell
	7.00% 2/15/15		11,000	10,973
#	Clearwire Communications/Finance 144A 12.00% 12/1/15		108,000	117,030
	Global Crossing
	12.00% 9/15/15		35,000	39,638
	Hughes Network Systems/Finance 9.50% 4/15/14		30,000	31,088
#	Intelsat Jackson Holdings 144A
	7.25% 10/15/20		40,000	40,600
	Level 3 Financing
	10.00% 2/1/18		35,000	33,775
	PAETEC Holding
	8.875% 6/30/17		10,000	10,725
	9.50% 7/15/15		25,000	26,000
	Qwest
	8.375% 5/1/16		200,000	237,999
#	Telcordia Technologies 144A
	11.00% 5/1/18		15,000	15,150
	Telecom Italia Capital
	5.25% 10/1/15		200,000	204,984
	6.175% 6/18/14		40,000	42,572
	Telefonica Emisiones
	6.421% 6/20/16		155,000	169,610
	Telesat Canada
	11.00% 11/1/15		36,000	40,590
	12.50% 11/1/17		11,000	13,008
	Verizon Communictions
	6.40% 2/15/38		245,000	271,930
	Virgin Media Secured Finance
	6.50% 1/15/18		100,000	105,750
#	Wind Acquisition Finance 144A 11.75% 7/15/17		50,000	56,625
	Windstream
	8.125% 8/1/13		10,000	11,050

				1,629,478

	Electric Utilities–1.49%
#	American Transmission Systems 144A
	5.25% 1/15/22		105,000	107,848
#	Calpine 144A
	7.875% 7/31/20		25,000	25,438

LVIP Delaware Foundation® Moderate Allocation Fund–20

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Electric Utilities (continued)

	Commonwealth Edison
	4.00% 8/1/20	130,000	$128,186
	5.80% 3/15/18	45,000	50,532
	Consumers Energy
	6.70% 9/15/19	5,000	5,971
	Dominion Resources
	5.60% 11/15/16	20,000	22,539
	6.00% 11/30/17	35,000	39,685
	Duke Energy Ohio
	5.45% 4/1/19	35,000	39,082
	Exelon Generation
	4.00% 10/1/20	65,000	60,950
	5.75% 10/1/41	40,000	38,244
	Florida Power
	5.65% 6/15/18	25,000	28,271
	Florida Power & Light
	5.25% 2/1/41	50,000	50,789
#	GenOn Energy 144A
	9.875% 10/15/20	20,000	19,950
	Illinois Power
	9.75% 11/15/18	155,000	199,113
	Jersey Central Power & Light
	5.625% 5/1/16	25,000	27,550
	7.35% 2/1/19	10,000	11,853
#	LG&E & KU Energy 144A
	3.75% 11/15/20	90,000	85,857
	Mirant North America
	7.375% 12/31/13	4,000	4,075
	Oncor Electric Delivery
	7.00% 9/1/22	30,000	35,313
	#144A 5.00% 9/30/17	55,000	58,166
	#144A 5.25% 9/30/40	15,000	14,461
	Pacific Gas & Electric
	5.625% 11/30/17	10,000	11,274
	PacifiCorp
	5.50% 1/15/19	50,000	56,468
	Pennsylvania Electric
	5.20% 4/1/20	90,000	93,143
	PPL Electric Utilities
	7.125% 11/30/13	10,000	11,524
	Public Service Company of Oklahoma
	5.15% 12/1/19	75,000	78,665
•	Puget Sound Energy
	6.974% 6/1/67	30,000	29,638
	Southern California Edison
	5.50% 8/15/18	95,000	107,406
#	Tampa Electric 144A
	5.40% 5/15/21	75,000	80,678

			1,522,669

	Electronic Equipment, Instruments & Components–0.05%
	Jabil Circuit
	7.75% 7/15/16	10,000	11,275
	Sanmina-SCI
	8.125% 3/1/16	37,000	37,555

			48,830

	Energy Equipment & Services–0.40%
	Complete Production Services
	8.00% 12/15/16	31,000	32,240
#	Helix Energy Solutions Group 144A 9.50% 1/15/16	43,000	44,398
#	Hercules Offshore 144A
	10.50% 10/15/17	30,000	24,975
	Key Energy Services
	8.375% 12/1/14	44,000	46,640
	Transocean
	6.50% 11/15/20	65,000	69,138
	Weatherford International Bermuda
	5.125% 9/15/20	65,000	64,799
	9.625% 3/1/19	95,000	122,085

			404,275

	Food & Staples Retailing–0.35%
◆#	CVS Pass Through Trust 144A
	5.773% 1/10/33	20,000	19,895
	8.353% 7/10/31	121,986	145,687
#	Delhaize Group 144A
	5.70% 10/1/40	88,000	84,057
	Ingles Markets
	8.875% 5/15/17	18,000	19,350
	New Albertsons
	7.25% 5/1/13	5,000	5,038
	Supervalu
	8.00% 5/1/16	19,000	18,288
	Tops Markets
	10.125% 10/15/15	15,000	15,488
#	Woolworths 144A
	4.00% 9/22/20	50,000	48,515

			356,318

	Food Products–0.20%
#	Dole Food 144A
	8.00% 10/1/16	25,000	26,500
	Hershey
	4.125% 12/1/20	25,000	25,263
	Kellogg
	4.00% 12/15/20	55,000	54,354
	Smithfield Foods
	7.75% 7/1/17	31,000	32,395
	#144A 10.00% 7/15/14	10,000	11,575
	Tyson Foods
	10.50% 3/1/14	15,000	17,813

LVIP Delaware Foundation® Moderate Allocation Fund–21

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Food Products (continued)

#	Viskase 144A 9.875% 1/15/18	35,000	$36,663

			204,563

	Gas Utilities–0.24%
	AmeriGas Partners/Eagle Finance 7.125% 5/20/16	5,000	5,200
	Centerpoint Energy
	5.95% 2/1/17	60,000	64,549
	Inergy Finance
	8.25% 3/1/16	7,000	7,333
	8.75% 3/1/15	5,000	5,350
#	SEMCO Energy 144A
	5.15% 4/21/20	105,000	108,294
	Sempra Energy
	6.15% 6/15/18	45,000	51,555

			242,281

	Health Care Equipment & Supplies–1.04%
	Alere
	9.00% 5/15/16	29,000	30,015
	Baxter International
	4.50% 8/15/19	165,000	173,345
	Biomet
	11.625% 10/15/17	8,000	8,880
	PIK 10.375% 10/15/17	15,000	16,463
	CareFusion
	6.375% 8/1/19	205,000	231,996
	Covidien International Finance
	4.20% 6/15/20	240,000	240,402
	CR Bard
	4.40% 1/15/21	40,000	40,725
	Hospira
	6.40% 5/15/15	150,000	169,995
#	Mylan 144A
	6.00% 11/15/18	25,000	24,625
	Zimmer Holdings
	4.625% 11/30/19	120,000	123,436

			1,059,882

	Health Care Providers & Services–0.34%
#	HCA Holdings 144A
	7.75% 5/15/21	35,000	35,088
	Medco Health Solutions
	4.125% 9/15/20	90,000	87,195
	7.125% 3/15/18	110,000	129,270
#	Radnet 144A
	10.375% 4/1/18	15,000	14,100
	Select Medical
	7.625% 2/1/15	26,000	26,130
•	US Oncology Holdings PIK
	6.737% 3/15/12	56,000	56,700

			348,483

	Hotels, Restaurants & Leisure–0.34%
	CKE Restaurants
	11.375% 7/15/18	30,000	33,375
#	Dunkin Finance 144A
	9.625% 12/1/18	25,000	25,375
#	Equinox Holdings 144A
	9.50% 2/1/16	5,000	5,306
	Harrah’s Operating
	10.00% 12/15/18	30,000	27,525
	11.25% 6/1/17	20,000	22,600
#	Marina District Finance 144A
	9.875% 8/15/18	15,000	14,850
	MGM MIRAGE
	11.375% 3/1/18	50,000	54,500
	Mohegan Tribal Gaming Authority 6.875% 2/15/15	20,000	12,450
	NCL
	11.75% 11/15/16	5,000	5,856
	OSI Restaurant Partners
	10.00% 6/15/15	20,000	20,900
	Pinnacle Entertainment
	8.75% 5/15/20	50,000	52,000
#	Pokagon Gaming Authority 144A 10.375% 6/15/14	17,000	17,808
	Royal Caribbean Cruises
	6.875% 12/1/13	15,000	15,975
#	Shingle Springs Tribal Gaming Authority 144A
	9.375% 6/15/15	28,000	19,460
	Wyndham Worldwide
	5.75% 2/1/18	20,000	20,366

			348,346

	Household Durables–0.24%
#	Beazer Homes USA 144A
	9.125% 5/15/19	15,000	14,288
	Jarden
	6.125% 11/15/22	25,000	23,969
	7.50% 1/15/20	5,000	5,238
	K Hovnanian Enterprises
	6.25% 1/15/15	15,000	11,550
	7.50% 5/15/16	20,000	14,350
	10.625% 10/15/16	25,000	25,750
	Mohawk Industries
	6.125% 1/15/16	11,000	11,853
	Norcraft Holdings
	9.75% 9/1/12	35,000	35,393
	Ryland Group
	8.40% 5/15/17	19,000	21,138

LVIP Delaware Foundation® Moderate Allocation Fund–22

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Household Durables (continued)

#	Scotts Miracle-Gro 144A
	6.625% 12/15/20	15,000	$15,075
#	Sealy Mattress 144A
	10.875% 4/15/16	6,000	6,810
	Standard Pacific
	10.75% 9/15/16	25,000	28,937
	Yankee Acquisition
	9.75% 2/15/17	30,000	31,424

			245,775

	Independent Power Producers & Energy Traders–0.06%
	AES
	7.75% 3/1/14	2,000	2,145
	8.00% 6/1/20	15,000	15,975
	Dynegy Holdings
	7.75% 6/1/19	21,000	14,123
	8.375% 5/1/16	10,000	7,525
	NRG Energy
	7.375% 2/1/16	25,000	25,687

			65,455

	Insurance–0.61%
	American International Group
	6.40% 12/15/20	50,000	52,557
•	Chubb
	6.375% 3/29/67	70,000	73,325
•	Genworth Financial
	6.15% 11/15/66	35,000	27,825
•#	Liberty Mutual Group 144A
	7.00% 3/15/37	20,000	17,987
	MetLife
	6.40% 12/15/36	50,000	47,250
	6.817% 8/15/18	235,000	274,399
	Prudential Financial
	3.875% 1/14/15	55,000	56,795
	4.50% 11/15/20	45,000	44,094
π•	XL Capital
	6.50% 12/31/49	30,000	26,100

			620,332

	Internet Software & Services–0.14%
	GXS Worldwide
	9.75% 6/15/15	50,000	49,625
	Symantec
	4.20% 9/15/20	80,000	73,535
	Terremark Worldwide
	12.00% 6/15/17	20,000	23,000

			146,160

	IT Services–0.13%
#	Seagate Technology International/Cayman Islands 144A 10.00% 5/1/14	50,000	58,875
	Sungard Data Systems
	10.25% 8/15/15	44,000	46,365
#	Unisys 144A
	12.75% 10/15/14	20,000	23,750

			128,990

	Life Sciences Tools & Services–0.72%
	Amgen
	3.45% 10/1/20	90,000	85,930
	Bio-Rad Laboratories
	4.875% 12/15/20	90,000	87,838
	8.00% 9/15/16	9,000	9,810
	Celgene
	3.95% 10/15/20	95,000	90,500
	Genzyme
	3.625% 6/15/15	300,000	308,306
	5.00% 6/15/20	75,000	78,888
	Life Technologies
	6.00% 3/1/20	70,000	75,112

			736,384

	Machinery–0.07%
	Case New Holland
	7.75% 9/1/13	25,000	27,000
	RBS Global/Rexnord
	11.75% 8/1/16	20,000	21,550
	TriMas
	9.75% 12/15/17	20,000	22,000

			70,550

	Media–1.42%
#	Affinion Group 144A
	7.875% 12/15/18	35,000	34,300
#	Charter Communications Operating 144A
	10.875% 9/15/14	40,000	44,900
	Comcast
	5.875% 2/15/18	65,000	72,271
#	COX Communications 144A
	6.25% 6/1/18	50,000	55,927
	CSC Holdings
	6.75% 4/15/12	4,000	4,165
	DIRECTV Holdings
	4.60% 2/15/21	100,000	98,897
	7.625% 5/15/16	200,000	221,996
	DISH DBS
	7.875% 9/1/19	25,000	26,250
	Lamar Media
	6.625% 8/15/15	24,000	24,620
	LIN Television
	6.50% 5/15/13	5,000	5,025

LVIP Delaware Foundation® Moderate Allocation Fund–23

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Media (continued)

#	NBC Universal 144A
	2.875% 4/1/16		110,000	$107,595
	4.375% 4/1/21		140,000	136,162
	Nielsen Finance
	11.625% 2/1/14		22,000	25,575
	Shaw Communication
	6.75% 11/9/39	CAD	250,000	249,034
#	Sinclair Television Group 144A
	9.25% 11/1/17		20,000	21,750
#	Sirius XM Radio 144A
	8.75% 4/1/15		40,000	43,500
	9.75% 9/1/15		5,000	5,638
	Time Warner Cable
	4.125% 2/15/21		65,000	61,976
	8.25% 4/1/19		80,000	99,529
#	Vivendi 144A
	6.625% 4/4/18		64,000	71,371
#	XM Satellite Radio 144A
	13.00% 8/1/13		30,000	35,850

				1,446,331

	Metals & Mining–0.57%
	AK Steel
	7.625% 5/15/20		15,000	15,113
	Alcoa
	6.15% 8/15/20		42,000	43,208
#	Algoma Acqusition 144A
	9.875% 6/15/15		35,000	31,675
	ArcelorMittal
	9.85% 6/1/19		85,000	107,586
	Century Aluminum
	8.00% 5/15/14		30,250	31,952
	Cliffs Natural Resources
	4.80% 10/1/20		25,000	24,475
	5.90% 3/15/20		30,000	31,662
	6.25% 10/1/40		55,000	53,722
	Compass Minerals International 8.00% 6/1/19		16,000	17,520
#	FMG Resources August 2006 144A 7.00% 11/1/15		30,000	30,900
•	Noranda Aluminum Acquisition PIK 5.193% 5/15/15		28,247	25,669
	Reliance Steel & Aluminum
	6.85% 11/15/36		61,000	56,657
	Ryerson
	•7.662% 11/1/14		7,000	6,545
	12.00% 11/1/15		29,000	30,523
	Steel Dynamics
	7.75% 4/15/16		20,000	21,150
	Teck Resources
	9.75% 5/15/14		41,000	51,344

				579,701

	Multiline Retail–0.15%
	Burlington Coat Factory Investment Holdings
	14.50% 10/15/14		60,000	63,450
	Macy’s Retail Holdings
	5.90% 12/1/16		60,000	64,350
#	Sears Holdings 144A
	6.625% 10/15/18		30,000	28,125

				155,925

	Multi-Utilities–0.11%
	CMS Energy
	6.55% 7/17/17		35,000	37,385
	8.75% 6/15/19		60,000	70,873

				108,258

	Oil, Gas & Consumable Fuels–2.41%
	Anadarko Petroleum
	5.95% 9/15/16		70,000	75,291
	Antero Resources Finance
	9.375% 12/1/17		10,000	10,513
	Chaparral Energy
	8.50% 12/1/15		14,000	14,315
	Chesapeake Energy
	6.50% 8/15/17		60,000	60,600
	Copano Energy
	7.75% 6/1/18		14,000	14,350
	Ecopetrol
	7.625% 7/23/19		49,000	56,840
#	El Paso Performance-Linked Trust 144A
	7.75% 7/15/11		41,000	42,176
	El Paso Pipeline Partners Operating
	4.10% 11/15/15		50,000	49,746
•	Enbridge Energy
	8.05% 10/1/37		50,000	51,484
	Energy Transfer Partners
	9.70% 3/15/19		125,000	161,799
#	ENI 144A
	4.15% 10/1/20		100,000	97,197
	Enterprise Products Operating
	6.30% 9/15/17		10,000	11,299
	•7.034% 1/15/68		75,000	77,920
	9.75% 1/31/14		100,000	120,877
	EOG Resources
	4.10% 2/1/21		55,000	54,204
	Forest Oil
	7.25% 6/15/19		14,000	14,280
#	Hilcorp Energy I/Finance 144A
	7.625% 4/15/21		10,000	10,375
	7.75% 11/1/15		19,000	19,713
	Holly
	9.875% 6/15/17		25,000	27,375

LVIP Delaware Foundation® Moderate Allocation Fund–24

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Oil, Gas & Consumable Fuels (continued)

	Kinder Morgan Energy
	6.00% 2/1/17	55,000	$60,801
	6.55% 9/15/40	50,000	52,743
	9.00% 2/1/19	70,000	88,284
#	Linn Energy/Finance 144A
	8.625% 4/15/20	15,000	16,238
#	Midcontinent Express Pipeline 144A 5.45% 9/15/14	60,000	64,115
#	Murray Energy 144A
	10.25% 10/15/15	25,000	26,375
	Nexen
	7.50% 7/30/39	55,000	59,997
#	NFR Energy/Finance 144A
	9.75% 2/15/17	20,000	19,850
	Noble Energy
	8.25% 3/1/19	90,000	112,637
	Occidental Petroleum
	4.10% 2/1/21	55,000	56,019
	OPTI Canada
	7.875% 12/15/14	17,000	12,091
	8.25% 12/15/14	19,000	13,633
	#144A 9.00% 12/15/12	25,000	25,188
	Pemex Project Funding Master Trust
	6.625% 6/15/35	40,000	40,900
	Petrobras International Finance
	5.75% 1/20/20	30,000	31,277
	5.875% 3/1/18	15,000	16,047
	Petrohawk Energy
	7.875% 6/1/15	23,000	24,064
	10.50% 8/1/14	6,000	6,870
	Petroleum Development
	12.00% 2/15/18	19,000	21,375
	Plains All American Pipeline
	8.75% 5/1/19	80,000	99,433
	Pride International
	6.875% 8/15/20	105,000	109,463
	Quicksilver Resources
	7.125% 4/1/16	18,000	17,325
	Range Resources
	8.00% 5/15/19	16,000	17,500
#	Ras Laffan Liquefied Natural Gas III 144A
	5.832% 9/30/16	22,305	24,007
#	SandRidge Energy 144A
	9.875% 5/15/16	48,000	51,000
	Total Capital
	2.30% 3/15/16	235,000	229,841
•	TransCanada Pipelines
	6.35% 5/15/67	85,000	84,040
#	Woodside Finance 144A
	4.50% 11/10/14	50,000	52,600
	8.125% 3/1/14	45,000	51,809

			2,455,876

	Paper & Forest Products–0.28%
#	Georgia-Pacific 144A
	5.40% 11/1/20	60,000	59,433
	International Paper
	9.375% 5/15/19	175,000	225,446

			284,879

	Pharmaceuticals–0.14%
	Merck
	3.875% 1/15/21	65,000	64,729
#	Roche Holdings 144A
	6.00% 3/1/19	65,000	75,709

			140,438

	Real Estate Investment Trusts–0.24%
	Developers Diversified Realty
	5.375% 10/15/12	65,000	66,904
	7.50% 4/1/17	15,000	16,777
	9.625% 3/15/16	20,000	23,759
	Digital Realty Trust
	5.875% 2/1/20	30,000	30,574
	Host Hotels & Resorts
	6.375% 3/15/15	20,000	20,400
	Liberty Property
	4.75% 10/1/20	30,000	29,744
	Regency Centers
	4.80% 4/15/21	45,000	43,002
	5.875% 6/15/17	15,000	16,016

			247,176

	Road & Rail–0.23%
	Burlington Northern Santa Fe
	3.60% 9/1/20	15,000	14,389
	4.70% 10/1/19	115,000	120,405
	5.65% 5/1/17	15,000	16,740
	5.75% 3/15/18	5,000	5,642
	Canadian Pacific Railway
	4.45% 3/15/23	80,000	77,591

			234,767

	Semiconductors & Semiconductor Equipment–0.10%
	National Semiconductor
	6.60% 6/15/17	90,000	99,559

			99,559

	Specialty Retail–0.03%
	Sally Holdings/Capital
	10.50% 11/15/16	25,000	27,688

			27,688

LVIP Delaware Foundation® Moderate Allocation Fund–25

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount°	(U.S. $)

	CORPORATE BONDS (continued)

	Textiles, Apparel & Luxury Goods–0.03%
#	Hanesbrands 144A
	6.375% 12/15/20		35,000	$33,425

				33,425

	Trading Companies & Distributors–0.03%
	RSC Equipment Rental
	10.25% 11/15/19		25,000	28,000

				28,000

	Wireless Telecommunication Services–0.61%
	America Movil
	5.00% 3/30/20		200,000	208,889
	6.375% 3/1/35		54,000	59,458
	American Tower
	5.05% 9/1/20		65,000	64,044
#	Cricket Communications 144A
	7.75% 10/15/20		35,000	33,425
#	Digicel 144A
	12.00% 4/1/14		100,000	116,750
	MetroPCS Wireless
	6.625% 11/15/20		15,000	14,325
	NII Capital
	10.00% 8/15/16		35,000	38,938
	Rogers Communications
	6.68% 11/4/39	CAD	30,000	32,161
	Sprint Capital
	8.75% 3/15/32		45,000	45,675
	Windstream
	7.875% 11/1/17		5,000	5,281

				618,946

	Total Corporate Bonds (Cost $19,316,532)			19,979,515

	MUNICIPAL BOND–0.04%
	Oregon State Taxable Pension
	5.892% 6/1/27		35,000	36,941

	Total Municipal Bond (Cost $35,000)			36,941

	NON-AGENCY ASSET-BACKED SECURITIES–0.64%
	Ally Auto Receivables Trust Series 2010-2 A3
	1.38% 7/15/14		30,000	30,163
•	Bank of America Credit Card Trust Series 2008-A5 A5
	1.46% 12/16/13		85,000	85,453
	Capital One Multi-Asset Execution Trust Series 2007-A7 A7
	5.75% 7/15/20		125,000	142,043
•	Citibank Credit Card Issuance Trust Series 2004-C1 C1
	0.91% 7/15/13		35,000	34,819
	CNH Equipment Trust
	Series 2008-A A4A 4.93% 8/15/14		7,253	7,436
	Series 2008-B A3A 4.78% 7/16/12		279	280
	Series 2009-C A3 1.85% 12/16/13		25,000	25,205
	Series 2010-A A4 2.49% 4/15/30		80,000	81,796
	Discover Card Master Trust Series 2008-A4 A4
	5.65% 12/15/15		60,000	66,178
•#	Golden Credit Card Trust Series 2008-3 A 144A
	1.26% 7/15/17		100,000	100,406
	John Deere Owner Trust Series 2010-A A4
	2.13% 10/17/16		55,000	56,109
	Mid-State Trust Series 11 A1
	4.864% 7/15/38		14,375	14,384
	World Omni Auto Receivables Trust Series 2008-A A3A
	3.94% 10/15/12		3,951	3,982

	Total Non-Agency Asset-Backed Securities (Cost $637,717)			648,254

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.30%
	American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		29,838	27,893
•	Adjustable Rate Mortgage Trust Series 2005-10 3A11
	5.314% 1/25/36		21,104	18,217
	Bank of America Alternative Loan Trust
	Series 2005-3 2A1 5.50% 4/25/20		24,676	23,287
	Series 2005-5 2CB1 6.00% 6/25/35		2,545	1,937
	@Series 2005-6 7A1 5.50% 7/25/20		4,026	3,923
	Series 2005-9 5A1 5.50% 10/25/20		13,283	12,658
•	Bank of America Mortgage Securities Series 2003-D 1A2 2.84% 5/25/33		127	92

LVIP Delaware Foundation® Moderate Allocation Fund–26

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount°	(U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

•	ChaseFlex Trust Series 2006-1 A4 6.30% 6/25/36		100,000	$74,318
◆	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2006-1 A2 6.00% 3/25/36		25,194	21,826
	@Series 2006-17 A5 6.00% 12/25/36		3,386	3,210
	Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1
	7.00% 2/25/34		4,498	4,471
•	First Horizon Asset Securities Series 2007-AR2 1A1
	5.749% 8/25/37		11,218	8,528
#	GSMPS Mortgage Loan Trust 144A
	•Series 1998-3 A 7.75% 9/19/27		17,168	17,274
	Series 2005-RP1 1A3 8.00% 1/25/35		14,737	14,816
	Series 2005-RP1 1A4 8.50% 1/25/35		7,914	7,694
	Lehman Mortgage Trust Series 2005-2 2A3
	5.50% 12/25/35		8,183	7,809
•	MASTR ARM Trust Series 2003-6 1A2 2.575% 12/25/33		4,617	4,321
#	MASTR Reperforming Loan Trust Series 2005-1 1A5 144A
	8.00% 8/25/34		22,413	22,594
•#	MASTR Specialized Loan Trust Series 2005-2 A2 144A
	5.006% 7/25/35		10,739	10,617
•	Structured Asset Securities Series 2002-22H 1A
	6.943% 11/25/32		6,029	6,034
	Wells Fargo Mortgage Backed Securities Trust Series 2007-13 A7 6.00% 9/25/37		19,481	18,273

	Total Non-Agency Collateralized Mortgage Obligations (Cost $304,440)			309,792

	REGIONAL BONDS–0.63%Δ
	Australia–0.30%
	New South Wales Treasury
	2.75% 11/20/25	AUD	53,000	54,884
	6.00% 5/1/20	AUD	249,000	252,741

				307,625

	Canada–0.33%
	Province of British Columbia
	2.85% 6/15/15		50,000	51,527
	Province of Nova Scotia
	2.375% 7/21/15		165,000	165,345
	Province of Ontario 4.40% 4/14/20		55,000	57,609
	Province of Quebec 4.60% 5/26/15		55,000	60,433

				334,914

	Total Regional Bonds (Cost $603,174)			642,539

	«SENIOR SECURED LOANS–2.24%
	Advantage Sales & Marketing
	5.25% 11/29/17		40,000	40,175
	Affinion Group Tranche B
	5.00% 10/7/16		49,874	49,843
	Allied Security Holdings
	7.75% 2/23/15		42,792	43,207
	ATI Holdings 7.00% 3/12/16		14,887	14,888
	AutoTrader.com Tranche B
	4.75% 11/16/16		60,000	60,444
	BNY ConvergEx Group
	5.25% 11/29/16		40,000	40,283
	8.75% 11/29/17		40,000	41,050
	Bresnan Broadband Holdings
	4.50% 12/6/17		75,000	75,503
	BWAY Holding Tranche B
	5.50% 6/16/17		50,034	50,418
	Citadel Broadcasting Tranche B
	4.25% 11/29/16		105,000	105,624
	Clear Channel Communication Tranche B
	3.65% 1/29/16		75,000	65,400
	CommScope 9.25% 10/26/11		30,000	30,000
	Community Health Systems
	3.50% 1/25/17		29,925	29,864
	Darling International Tranche B 5.00% 11/9/16		45,000	45,450
	DaVita 4.50% 10/20/16		105,000	106,124
	Del Monte Foods 8.75% 11/28/11		30,000	30,000
	Delta Air Lines 8.75% 9/16/13		84,123	85,017
	Energy Future Holdings Tranche B2 6.579% 10/10/14		58,995	45,755
	Ford Motor Tanche B
	5.80% 12/15/13		74,797	74,778

LVIP Delaware Foundation® Moderate Allocation Fund–27

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

		Principal	Value
		Amount°	(U.S. $)

SENIOR SECURED LOANS (continued)

Graham Packaging Tranche C
6.75% 4/5/14		43,231	$43,821
Grifols Tranche B 6.00% 6/4/16		100,000	101,279
Harrahs Operating Tranche B1
3.00% 1/28/15		50,000	45,272
HCA Tranche B2 3.539% 3/31/17		120,000	120,162
ICL Industrial Containers Tranche C 5.50% 6/16/17		4,703	4,739
Intelsat Jackson Holdings
5.25% 4/3/18		100,000	101,198
JohnsonDiversey Tranche B
5.50% 11/24/15		25,737	25,938
Knology Tranche B 5.50% 10/15/16		60,000	60,428
MedAssets Tranche B
5.25% 11/15/16		45,000	45,309
Multiplan Trance B 6.50% 8/26/17		80,000	80,883
New Development Holdings
7.00% 7/1/17		94,301	96,052
Novelis Tranche B 5.25% 11/29/16		65,000	65,934
Nuveen Investment Tranche B 3.302% 11/13/14		60,000	57,463
Nuveen Investments 2nd Lien
12.50% 7/9/15		55,000	59,698
PQ 6.79% 7/30/15		55,000	53,092
Remy International Tranche B
6.25% 12/16/16		40,000	40,300
Rental Service 2nd Lien
6.291% 10/7/13		80,000	78,550
Rockwood Specialties Tranche H 6.00% 5/15/14		37,690	38,016
Smurfit-Stone Container Enterprise 6.75% 6/30/16		29,850	30,399
Sungard Data Systems Trance B 3.625% 2/28/16		29,772	29,642
Syniverse Holdings 5.00% 10/28/17		20,000	20,256
Univision Communications
4.25% 3/29/17		49,963	47,613

Total Senior Secured Loans (Cost $2,237,119)			2,279,867

SOVEREIGN BONDS–3.65%Δ
Australia–0.60%
Australian Government
3.00% 9/20/25	AUD	53,000	57,852
4.50% 4/15/20	AUD	394,000	373,221
6.00% 2/15/17	AUD	170,000	178,911

			609,984

Brazil–0.30%
Federal Republic of Brazil
7.125% 1/20/37		60,000	71,850
8.875% 10/14/19		60,000	79,500
11.00% 8/17/40		116,000	156,542

			307,892

Canada–0.07%
Canadian Government Bond
3.75% 6/1/19	CAD	64,000	67,645

			67,645

Columbia–0.13%
Republic of Columbia
7.75% 4/14/21	COP	140,000,000	86,953
10.375% 1/28/33		30,000	45,150

			132,103

France–0.07%
France Government Bond O.A.T 3.75% 4/25/17	EUR	48,000	68,139

			68,139

Germany–0.13%
Deutschland Republic 2.25% 9/4/20	EUR	109,000	137,800

			137,800

Indonesia–0.12%
Indonesia Treasury Bonds
10.50% 8/15/30	IDR	440,000,000	54,219
11.00% 11/15/20	IDR	550,000,000	74,434

			128,653

Italy–0.05%
Italy Buoni Poliennali Del Tesoro 4.25% 3/1/20	EUR	42,000	54,496

			54,496

Mexico–0.15%
Mexican Bonos
7.75% 12/14/17	MXN	1,028,000	88,744
8.50% 12/13/18	MXN	339,000	30,392
United Mexican States
5.95% 3/19/19		28,000	31,360

			150,496

Norway–0.92%
Eksportfinans
3.00% 11/17/14		65,000	67,136
5.50% 5/25/16		160,000	180,304

LVIP Delaware Foundation® Moderate Allocation Fund–28

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

			Principal	Value
			Amount°	(U.S. $)

	SOVEREIGN BONDS (continued)

	Norway (continued)

	Norwegian Government
	4.25% 5/19/17	NOK	980,000	$177,080
	4.50% 5/22/19	NOK	1,455,000	266,979
	5.00% 5/15/15	NOK	1,311,000	243,833

				935,332

	Panama–0.10%
	Panama Government
	6.70% 1/26/36		32,000	35,840
	7.25% 3/15/15		55,000	63,800

				99,640

	Peru–0.10%
	Republic of Peru 7.125% 3/30/19		82,000	98,400

				98,400

	Philippines–0.29%
	Republic of Philippines
	9.375% 1/18/17		227,000	298,505

				298,505

	Poland–0.10%
	Republic of Poland
	5.00% 10/24/13	PLN	40,000	13,532
	5.50% 10/25/19	PLN	83,000	27,241
	6.375% 7/15/19		55,000	61,887

				102,660

	Republic of Korea–0.05%
@	Korea Treasury Inflation Linked 2.75% 6/10/20	KRW	55,361,458	55,153

				55,153

	Russia–0.18%
Φ	Russian-Eurobond 7.50% 3/31/30		161,100	186,715

				186,715

	Sweden–0.06%
	Svensk Exportkredit
	1.75% 10/20/15		60,000	57,937

				57,937

	Turkey–0.12%
	Republic of Turkey
	4.00% 4/29/15	TRY	104,113	74,815
	6.875% 3/17/36		39,000	43,680

				118,495

	United Kingdom–0.07%
	United Kingdom Gilt 4.50% 3/7/19	GBP	42,000	71,608

				71,608

	Uruguay–0.04%
	Republic of Uruguay
	8.00% 11/18/22		34,000	42,245

				42,245

	Total Sovereign Bonds (Cost $3,676,812)			3,723,898

	SUPRANATIONAL BANKS–0.35%
	European Bank for Reconstruction & Development 6.75% 5/12/17	RUB	1,000,000	31,908
	European Investment Bank
	9.00% 12/21/18	ZAR	700,000	110,540
	International Bank for Reconstruction & Development
	3.375% 4/30/15	NOK	260,000	44,823
	3.625% 6/22/20	NOK	270,000	45,294
	5.375% 12/15/14	NZD	151,000	120,423

	Total Supranational Banks (Cost $302,633)			352,988

	U.S. TREASURY OBLIGATIONS–1.98%
¥	U.S. Treasury Bond
	3.875% 8/15/40		185,000	170,431
	U.S. Treasury Notes
	1.375% 11/30/15		625,000	607,471
	2.125% 12/31/15		670,000	673,665
	2.25% 11/30/17		40,000	38,903
	2.625% 11/15/20		558,000	526,438

	Total U.S. Treasury Obligations (Cost $2,046,653)			2,016,908

≠	DISCOUNTED COMMERCIAL PAPER–8.65%
	Societe Generale North America 0.11% 1/3/11		8,820,000	8,819,946

	Total Discounted Commercial Paper
	(Cost $8,819,946)			8,819,946

LVIP Delaware Foundation® Moderate Allocation Fund–29

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–104.29% (Cost $93,925,095)	$106,288,238

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.29%)	(4,370,725)

NET ASSETS APPLICABLE TO 7,466,139 SHARES OUTSTANDING–100.00%	$101,917,513

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND STANDARD CLASS ($101,544,806 / 7,439,336 Shares)	$13.650

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND SERVICE CLASS ($372,707 / 26,803 Shares)	$13.905

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$92,084,663
Undistributed net investment income	478,756
Accumulated net realized loss on investments	(3,006,613)
Net unrealized appreciation of investments and foreign currencies	12,360,707

Total net assets	$101,917,513

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

AUD–Australian Dollar
BRL–Brazilian Real
CAD–Canadian Dollar
CLP–Chilean Peso
COP–Colombian Peso
EUR–European Monetary Unit
GBP–British Pound Sterling
HKD–Hong Kong Dollar
IDR–Indonesian Rupiah
JPY–Japanese Yen
KRW–South Korean Won
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PLN–Polish Zloty
RUB–Russian Ruble
TRY–Turkish Lira
USD–United States Dollar
ZAR–South African Rand

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

π	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At December 31, 2010, the aggregate amount of the restricted securities was $26,100, or 0.03% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2010, the aggregate amount of illiquid securities was $516,944, which represented 0.51% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010, the aggregate amount of Rule 144A securities was $4,696,931, which represented 4.61% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2010.

†	Non income producing security.

Δ	Securities have been classified by country of origin.

§	Developed Market – countries that are thought to be most developed and therefore less risky than emerging markets.

LVIP Delaware Foundation® Moderate Allocation Fund–30

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

×	Emerging Market – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risks.

¥	Fully or partially pledged as collateral for financial futures contracts.

Φ	Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at December 31, 2010.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
ADR–American Depositary Receipts
ARM–Adjustable Rate Mortgage
BCLY–Barclays
BAML–Bank of America Merrill Lynch
CITI–Citibank
GDR –Global Depositary Receipts
GNMA–Government National Mortgage Association
GSC–Goldman Sachs & Co.
GSMPS–Goldman Sachs Reperforming Mortgage Securities
HSBC–Hong Kong Shanghai Bank
JPMC–JPMorgan Chase Bank
MASTR–Mortgage Asset Securitization Transaction, Inc.
MNB–Mellon National Bank
MSC–Morgan Stanley & Co.
NVDR–Non-Voting Depositary Receipts
O.A.T–Obligations Assimilables du Trésor
PIK–Pay-in-kind
REIT–Real Estate Investment Trust
REMIC–Real Estate Mortgage Investment Conduit
S.F.–Single Family
TBA–To be announced
yr–Year

1 The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BCLY	CAD	(48,165)	USD	47,120	1/7/11	$(1,169)
BCLY	EUR	(63,009)	USD	82,000	1/7/11	(2,239)
BCLY	GBP	(77,512)	USD	120,624	1/7/11	(292)
BAML	CAD	(174,586)	USD	170,705	1/7/11	(4,330)
BAML	CLP	9,080,100	USD	(18,618)	1/7/11	792
BAML	EUR	(47,398)	USD	62,057	1/7/11	(1,312)
BAML	MXN	117,441	USD	(9,343)	1/7/11	169
BAML	NOK	(2,130,159)	USD	342,772	1/7/11	(22,697)
CITI	JPY	6,273,225	USD	(74,489)	1/7/11	2,760
CITI	PLN	72,300	USD	(23,190)	1/7/11	1,184
GSC	CAD	11,245	USD	(11,005)	1/7/11	269
GSC	NOK	(2,397,908)	USD	386,286	1/7/11	(25,121)
HSBC	EUR	12,845	USD	(16,850)	1/7/11	324
HSBC	NOK	(991,660)	USD	159,674	1/7/11	(10,464)
JPMC	BRL	338,327	USD	(193,772)	1/7/11	9,772
JPMC	CLP	65,582,000	USD	(134,389)	1/7/11	5,806
JPMC	EUR	(153,836)	USD	201,371	1/7/11	(4,297)
JPMC	MYR	642,912	USD	(202,492)	1/7/11	5,900
JPMC	NZD	(51,694)	USD	38,331	1/7/11	(1,915)

LVIP Delaware Foundation® Moderate Allocation Fund–31

LVIP Delaware Foundation® Moderate Allocation Fund
Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
JPMC	TRY	45,177	USD	(29,790)	1/7/11	$(515)
MNB	EUR	127,286	USD	(169,417)	1/3/11	756
MNB	EUR	12,888	USD	(17,444)	1/4/11	(65)
MNB	EUR	(11,843)	USD	15,851	1/5/11	18
MNB	HKD	(134,505)	USD	17,283	1/3/11	(25)
MNB	HKD	(68,057)	USD	8,749	1/4/11	(7)
MNB	IDR	(822,694)	USD	92	1/3/11	6
MSC	AUD	84,619	USD	(83,351)	1/7/11	3,044
MSC	CAD	(58,278)	USD	56,857	1/7/11	(1,570)
MSC	EUR	(115,635)	USD	151,061	1/7/11	(3,536)
MSC	KRW	9,974,000	USD	(8,528)	1/7/11	364
MSC	MXN	318,748	USD	(25,301)	1/7/11	517
MSC	MYR	(276,531)	USD	86,752	1/7/11	(2,883)
MSC	NOK	1,509,656	USD	(242,438)	1/7/11	16,572
MSC	TRY	45,282	USD	(29,846)	1/7/11	(502)

						$(34,686)

Futures Contracts

					Unrealized
					Appreciation
Contracts to Buy (Sell)		Notional Cost	Notional Value	Expiration Date	(Depreciation)
1	Euro Bond	$167,316	$167,533	3/8/11	$217
(1)	U.S. Long Bond	(126,048)	(122,125)	3/22/11	3,923
(3)	U.S. Treasury 5 yr Notes	(358,387)	(353,156)	3/31/11	5,231
(10)	U.S. Treasury 10 yr Notes	(1,209,053)	(1,204,375)	3/22/11	4,678

		$(1,526,172)			$14,049

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–32

LVIP Delaware Foundation® Moderate
Allocation Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$1,260,294
Interest	1,769,432
Foreign tax withheld	(46,497)

2,983,229

EXPENSES:
Management fees	674,917
Custodian fees	51,309
Accounting and administration expenses	42,448
Pricing fees	41,867
Professional fees	36,547
Reports and statements to shareholders	26,728
Trustees’ fees	2,739
Distribution expenses-Service Class	437
Other	20,417

897,409
Less expenses waived/reimbursed	(240,053)

Total operating expenses	657,356

NET INVESTMENT INCOME	2,325,873

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	3,955,783
Futures contracts	82,455
Foreign currencies	(171,628)

Net realized gain	3,866,610
Net change in unrealized appreciation/depreciation of investments and foreign currencies	3,497,388

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	7,363,998

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,689,871

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate
Allocation Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,325,873	$1,537,468
Net realized gain on investments and foreign currencies	3,866,610	275,956
Net change in unrealized appreciation/depreciation of investments and foreign currencies	3,497,388	11,503,025

Net increase in net assets resulting from operations	9,689,871	13,316,449

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,435,224)	(1,655,475)
Service Class	(7,326)	(149)

	(2,442,550)	(1,655,624)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	25,451,001	67,894,146
Service Class	330,672	20,969
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,435,224	1,655,474
Service Class	7,326	149

	28,224,223	69,570,738

Cost of shares repurchased:
Standard Class	(17,083,023)	(14,381,599)
Service Class	(6,393)	(1,234)

	(17,089,416)	(14,382,833)

Increase in net assets derived from capital share transactions	11,134,807	55,187,905

NET INCREASE IN NET ASSETS	18,382,128	66,848,730
NET ASSETS:
Beginning of year	83,535,385	16,686,655

End of year (including undistributed net investment income of $478,756 and $610,442, respectively)	$101,917,513	$83,535,385

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–33

LVIP Delaware Foundation® Moderate Allocation Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$12.613	$11.050	$14.800	$15.260	$13.530

Income (loss) from investment operations:
Net investment income[2]	0.334	0.363	0.411	0.441	0.405
Net realized and unrealized gain (loss) on investments and foreign currencies	1.044	1.841	(3.622)	(0.404)	1.739

Total from investment operations	1.378	2.204	(3.211)	0.037	2.144

Less dividends and distributions from:
Net investment income	(0.341)	(0.641)	(0.539)	(0.497)	(0.414)

Total dividends and distributions	(0.341)	(0.641)	(0.539)	(0.497)	(0.414)

Net asset value, end of period	$13.650	$12.613	$11.050	$14.800	$15.260

Total return[3]	11.00%	21.04%	(22.48% )	0.33%	16.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$101,545	$83,514	$16,687	$27,018	$35,626
Ratio of expenses to average net assets	0.73%	0.77%	0.99%	0.83%	0.81%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.00%	1.01%	0.99%	0.86%	0.84%
Ratio of net investment income to average net assets	2.58%	3.10%	3.19%	2.89%	2.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.31%	2.86%	3.19%	2.86%	2.85%
Portfolio turnover	148%	67%[4]	131%	134%	131%

[1]	Effective June 15, 2009, the Delaware VIP Balanced Series, a series of Delaware VIP Trust (the Balanced Series) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Balanced Series.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Due to the Fund’s reorganization on June 12, 2009, portfolio turnover is representative for the period June 15, 2009 through December 31, 2009.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–34

LVIP Delaware Foundation® Moderate Allocation Fund
Financial Highlights1 (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Service Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$12.855	$11.130	$14.770	$15.240	$13.520

Income (loss) from investment operations:
Net investment income[2]	0.312	0.332	0.376	0.403	0.371
Net realized and unrealized gain (loss) on investments and foreign currencies	1.057	1.955	(3.515)	(0.409)	1.732

Total from investment operations	1.369	2.287	(3.139)	(0.006)	2.103

Less dividends and distributions from:
Net investment income	(0.319)	(0.562)	(0.501)	(0.464)	(0.383)

Total dividends and distributions	(0.319)	(0.562)	(0.501)	(0.464)	(0.383)

Net asset value, end of period	$13.905	$12.855	$11.130	$14.770	$15.240

Total return[3]	10.73%	21.55%	(21.98% )	0.05%	15.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$373	$21	$—	$6	$6
Ratio of expenses to average net assets	0.98%	1.02%	1.24%	1.08%	1.06%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.25%	1.26%	1.29%	1.16%	1.14%
Ratio of net investment income to average net assets	2.33%	2.85%	2.94%	2.64%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.06%	2.61%	2.89%	2.56%	2.55%
Portfolio turnover	148%	67%[4]	131%	134%	131%

[1]	Effective June 15, 2009, the Delaware VIP Balanced Series, a series of Delaware VIP Trust (the Balanced Series) was reorganized into the Fund. The financial highlights for the periods prior to June 15, 2009 reflect the performance of the Balanced Series.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

[4]	Due to the Fund’s reorganization on June 12, 2009, portfolio turnover is representative for the period June 15, 2009 through December 31, 2009.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–35

LVIP Delaware Foundation® Moderate Allocation Fund
Notes to Financial Statements
December 31, 2010
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Foundation® Moderate Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate

LVIP Delaware Foundation® Moderate Allocation Fund–36

LVIP Delaware Foundation® Moderate Allocation Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions with Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.10% of average daily net asset of the Fund’s advisory fee. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.73% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.35% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $5,683 and $3,021, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$38,200
Distribution fees payable to LFD	74

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $106,224,173 and sales of $97,171,887 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2010, the Fund made purchases of $30,309,582 and sales of $29,239,437 of long-term U.S. government securities.

At December 31, 2010, the cost of investments for federal income tax purposes was $94,233,561. At December 31, 2010, net unrealized appreciation was $12,054,677, of which $13,820,387 related to unrealized appreciation of investments and $1,765,710 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Delaware Foundation® Moderate Allocation Fund–37

LVIP Delaware Foundation® Moderate Allocation Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Agency, Asset-Backed & Mortgage-Backed Securities	$—	$8,986,521	$100,406	$9,086,927
Common Stock	49,177,428	39,167	—	49,216,595
Corporate Debt	—	23,093,490	60,000	23,153,490
Foreign Debt	—	4,719,425	—	4,719,425
Investment Companies	9,103,470	—	—	9,103,470
Municipal Bonds	—	36,941	—	36,941
U.S. Treasury Obligations	—	2,016,908	—	2,016,908
Short-Term Investment	—	8,819,946	—	8,819,946
Preferred Stock	—	134,536	—	134,536

Total	$58,280,898	$47,846,934	$160,406	$106,288,238

Foreign Currency Exchange Contracts	$—	$(34,686)	$—	$(34,686)

Futures Contracts	$14,049	$—	$—	$14,049

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Agency, Asset-
		Backed and
		Mortgage-
		Backed	Corporate	Foreign
	Total	Securities	Debt	Debt

Balance as of 12/31/09	$337,852	$149,053	$—	$188,799
Purchases	60,000	—	60,000	—
Sales	(132,351)	(50,000)	—	(82,351)
Net realized gain	1,898	—	—	1,898
Transfers out of Level 3	(94,252)	—	—	(94,252)
Net change in unrealized appreciation/depreciation	(12,741)	1,353	—	(14,094)

Balance as of 12/31/10	$160,406	$100,406	$60,000	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/10	$1,543	$1,543	$—	$—

During the year ended December 31, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $94,252 for the Fund. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the year ended December 31, 2010, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$2,442,550	$1,655,624

LVIP Delaware Foundation® Moderate Allocation Fund–38

LVIP Delaware Foundation® Moderate Allocation Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$92,084,663
Undistributed ordinary income	686,685
Post-October currency losses	(57,054)
Other temporary differences	(190,967)
Capital loss carryforwards	(2,688,974)
Unrealized appreciation of investments and foreign currencies	12,083,160

Net assets	$101,917,513

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, tax deferral of losses on straddles, partnership interest, mark-to-market of futures contracts and foreign currency contracts, and tax treatment of market discount and premium on debt instruments.

Post- October losses represent losses realized on investments and foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, paydown gain (loss) on asset- and mortgage-backed securities and capital loss carryforwards expired. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain	Capital

$(15,009)	$5,557,231	$(5,542,222)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $4,033,372 was utilized in 2010 and $5,542,640 expired in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $473,349 expires in 2011 and $2,215,625 expires in 2016.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	1,952,095	6,187,635
Service Class	25,137	1,690
Shares issued upon reinvestment of dividends and distributions:
Standard Class	182,535	145,019
Service Class	539	12

	2,160,306	6,334,356

Shares repurchased:
Standard Class	(1,316,730)	(1,221,815)
Service Class	(484)	(98)

	(1,317,214)	(1,221,913)

Net increase	843,092	5,112,443

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that

LVIP Delaware Foundation® Moderate Allocation Fund–39

LVIP Delaware Foundation® Moderate Allocation Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Foreign exchange contracts (Forward currency contracts)	Liabilities net of receivables and other assets	$31,384	Liabilities net of receivables and other assets	$(66,070)

Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	14,049	Liabilities net of receivables and other assets	—

Total		$45,433		$(66,070)

The effect of Derivative Instruments on the statements of operations for the year ended December 31, 2010 was as follows:

			Change in Unrealized
	Location of Gain or Loss	Realized Gain or Loss	Appreciation or Depreciation
	on Derivatives	on Derivatives	on Derivatives Recognized in
	Recognized in Income	Recognized in Income	Income

Foreign exchange contracts (Forward Currency Contracts)	Net realized loss on foreign currencies/unrealized appreciation/depreciation of investments and foreign currencies	$(242,521)*	$(17,555)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts/unrealized appreciation/depreciation of investments and futures contracts	82,455	(37,067)

Total		$(160,066)	$(54,622)

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported with the Fund’s statement of operations.

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP Delaware Foundation® Moderate Allocation Fund–40

LVIP Delaware Foundation® Moderate Allocation Fund
Notes to Financial Statements (continued)

8.	Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and Baa or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the statement of net assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Foundation® Moderate Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Moderate Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Moderate Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Delaware Foundation® Moderate Allocation Fund–42

LVIP Delaware Foundation® Moderate Allocation Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates dividends and distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	12.04%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation agreement and an advisory fee waiver for the Fund through April 30, 2011. The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Delaware Foundation® Moderate Allocation Fund–43

LVIP Delaware Foundation® Moderate Allocation Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP Delaware Foundation® Moderate Allocation Fund–44

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–45

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Moderate Allocation Fund–46

LVIP Delaware Growth and Income Fund

LVIP Delaware Growth
and Income Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Delaware Growth and Income Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Delaware Growth and Income Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 12.93% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 1000® Index*, returned 16.10%.

As the U.S. economy continued its recovery off the 2009 lows, the first quarter of 2010 got off to a strong start, driven by a rebound in industrial production, rising consumer spending levels, and accommodative Federal policy. In May, however, the market sold off sharply as investors grew increasingly worried that the recovery could be derailed by the following factors: rising sovereign debt issues in Europe, an economic slowdown in China, and muted job growth in the U.S. Despite these concerns, however, the market rallied strongly from September through the end of the year as signs of a double dip recession failed to emerge and corporate profitability remained robust. Mergers and acquisitions activity also provided a boost to investor confidence, with companies taking advantage of low interest rates and large cash positions to acquire cheap growth. Cyclical sectors such as credit cyclicals and consumer services experienced strong performance, while more defensive areas such as utilities and health care lagged the overall market.

The Fund’s return during the year lagged that of its benchmark index. The Fund’s underperformance relative to the benchmark was driven by adverse stock selection in the technology, basic materials, and consumer staples sectors. On the upside, stock selection in the media, capital goods, and consumer discretionary sectors had a positive impact on performance. At the stock level, overweight positions in Bank of America, Hewlett-Packard, and Cisco Systems detracted from performance, while positions in Phillips Van Heusen, Time Warner Cable and NetApp made positive contributions to Fund returns.

As we move into 2011, we believe that the U.S. economy should continue to expand at a steady pace. Strong corporate profitability, improving unemployment trends, and accommodative monetary policy set up a solid backdrop for sustainable economic growth going forward. Given the robust performance from equity markets over the last several months, we are looking to increase our exposure to areas of the investment universe that have recently lagged the overall market but, we believe, have the potential to produce above-average earnings growth.

Francis X. Morris
Christopher S. Adams. CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA
Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Delaware
	Growth and
	Income Fund	Russell 1000
	Standard Class	Index
12/31/00	10000	10000
	8877	8755
	6920	6859
	8976	8910
	10052	9926
	10609	10548
	11921	12178
	12650	12882
	8126	8039
	10131	10324
12/31/10	11441	11986

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Growth and Income Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,441. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $11,986. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+12.93%

Five Years	+1.52%

Ten Years	+1.36%

Service Class Shares

One Year	+12.54%

Five Years	+1.21%

Inception (5/19/04)	+3.73%

*	The Russell 1000 Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2011 Delaware Management Holdings Inc.

LVIP Delaware Growth and Income Fund–1

LVIP Delaware Growth and Income Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,223.60	0.41%	$2.30
Service Class Shares	1,000.00	1,221.50	0.76%	4.26

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.37	0.76%	3.87

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Growth and Income Fund–2

LVIP Delaware Growth and Income Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.07%

Aerospace & Defense	3.98%
Airlines	0.67%
Automobiles	0.97%
Beverages	1.85%
Biotechnology	2.47%
Capital Markets	1.03%
Chemicals	2.33%
Commercial Banks	1.81%
Commercial Services & Supplies	0.78%
Communications Equipment	2.82%
Computers & Peripherals	7.36%
Construction & Engineering	1.34%
Consumer Finance	1.14%
Containers & Packaging	1.15%
Diversified Financial Services	3.95%
Diversified Telecommunication Services	2.28%
Electric Utilities	1.10%
Electrical Equipment	0.47%
Energy Equipment & Services	3.17%
Food & Staples Retailing	1.87%
Gas Utilities	0.37%
Health Care Equipment & Supplies	0.60%
Health Care Providers & Services	2.32%
Hotels, Restaurants & Leisure	2.26%
Household Durables	0.57%
Household Products	4.15%
Industrial Conglomerates	1.83%
Insurance	3.98%
Internet & Catalog Retail	0.46%
Internet Software & Services	2.00%
IT Services	0.64%
Life Sciences Tools & Services	0.72%
Machinery	2.74%
Media	2.99%
Metals & Mining	1.19%
Multiline Retail	3.30%
Multi-Utilities	1.00%
Oil, Gas & Consumable Fuels	9.82%
Pharmaceuticals	4.93%
Professional Services	0.68%
Real Estate Investment Trusts	0.73%
Road & Rail	1.48%
Semiconductors & Semiconductor Equipment	1.65%
Software	3.85%
Specialty Retail	0.70%
Textiles, Apparel & Luxury Goods	0.57%

Discounted Commercial Paper	1.89%

Short-Term Investment	0.01%

Total Value of Securities	99.97%

Receivables and Other Assets Net of Liabilities	0.03%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Exxon Mobil	3.67%
Apple	3.29%
Microsoft	2.62%
Procter & Gamble	2.27%
Pfizer	2.06%
Google Class A	2.00%
Chevron	1.86%
General Electric	1.83%
JPMorgan Chase	1.82%
Wells Fargo	1.81%

Total	23.23%

LVIP Delaware Growth and Income Fund–3

LVIP Delaware Growth and Income Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.07%
	Aerospace & Defense–3.98%
	Honeywell International	257,000	$13,662,120
	Lockheed Martin	51,400	3,593,374
	Northrop Grumman	89,200	5,778,376
	Rockwell Collins	89,400	5,208,444
	United Technologies	232,400	18,294,528

			46,536,842

	Airlines–0.67%
†	Alaska Air Group	138,500	7,851,565

			7,851,565

	Automobiles–0.97%
†	Ford Motor	675,200	11,336,608

			11,336,608

	Beverages–1.85%
	Coca-Cola	67,600	4,446,052
	PepsiCo	261,800	17,103,394

			21,549,446

	Biotechnology–2.47%
†	Amgen	191,400	10,507,860
†	Celgene	97,100	5,742,494
†	Gilead Sciences	250,000	9,060,000
†	Vertex Pharmaceuticals	102,700	3,597,581

			28,907,935

	Capital Markets–1.03%
	Bank of New York Mellon	396,710	11,980,642

			11,980,642

	Chemicals–2.33%
	Agrium	73,500	6,743,625
	Celanese Class A	215,000	8,851,550
	Dow Chemical	339,800	11,600,772

			27,195,947

	Commercial Banks–1.81%
	Wells Fargo	683,365	21,177,481

			21,177,481

	Commercial Services & Supplies–0.78%
	Republic Services	188,100	5,616,666
	Towers Watson Class A	67,802	3,529,772

			9,146,438

	Communications Equipment–2.82%
†	Cisco Systems	959,800	19,416,754
	QUALCOMM	273,000	13,510,770

			32,927,524

	Computers & Peripherals–7.36%
†	Apple	119,100	38,416,896
†	EMC	681,700	15,610,930
	Hewlett-Packard	329,100	13,855,110
	International Business Machines	54,000	7,925,040
†	NetApp	185,200	10,178,592

			85,986,568

	Construction & Engineering–1.34%
	Fluor	148,900	9,866,114
†	URS	140,400	5,842,044

			15,708,158

	Consumer Finance–1.14%
	American Express	143,200	6,146,144
	Capital One Financial	167,320	7,121,139

			13,267,283

	Containers & Packaging–1.15%
†	Owens-Illinois	249,500	7,659,650
	Temple-Inland	273,700	5,813,388

			13,473,038

	Diversified Financial Services–3.95%
	Bank of America	1,308,200	17,451,388
†	IntercontinentalExchange	62,100	7,399,215
	JPMorgan Chase	501,800	21,286,356

			46,136,959

	Diversified Telecommunication Services–2.28%
	AT&T	689,500	20,257,510
	Qwest Communications International	832,100	6,332,281

			26,589,791

	Electric Utilities–1.10%
	American Electric Power	357,300	12,855,654

			12,855,654

	Electrical Equipment–0.47%
	Roper Industries	71,100	5,434,173

			5,434,173

	Energy Equipment & Services–3.17%
†	Nabors Industries	306,000	7,178,760
	National Oilwell Varco	89,400	6,012,150
	Noble	160,300	5,733,931
	Schlumberger	216,700	18,094,450

			37,019,291

	Food & Staples Retailing–1.87%
	CVS Caremark	472,800	16,439,256
	Wal-Mart Stores	99,300	5,355,249

			21,794,505

LVIP Delaware Growth and Income Fund–4

LVIP Delaware Growth and Income Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Gas Utilities–0.37%
	EQT	96,700	$4,336,028

			4,336,028

	Health Care Equipment & Supplies–0.60%
†	Gen-Probe	119,400	6,966,990

			6,966,990

	Health Care Providers & Services–2.32%
†	Express Scripts	230,500	12,458,525
	UnitedHealth Group	405,100	14,628,161

			27,086,686

	Hotels, Restaurants & Leisure–2.26%
	McDonald’s	187,100	14,361,796
	Starbucks	183,300	5,889,429
†	WMS Industries	134,700	6,093,828

			26,345,053

	Household Durables–0.57%
	Jarden	215,300	6,646,311

			6,646,311

	Household Products–4.15%
	Colgate-Palmolive	170,500	13,703,085
	Kimberly-Clark	131,900	8,314,976
	Procter & Gamble	412,100	26,510,393

			48,528,454

	Industrial Conglomerates–1.83%
	General Electric	1,170,500	21,408,445

			21,408,445

	Insurance–3.98%
	AFLAC	168,200	9,491,526
	Aspen Insurance Holdings	119,000	3,405,780
	Prudential Financial	211,800	12,434,778
	Torchmark	186,300	11,129,562
	Travelers	180,700	10,066,797

			46,528,443

	Internet & Catalog Retail–0.46%
	Expedia	212,300	5,326,607

			5,326,607

	Internet Software & Services–2.00%
†	Google Class A	39,300	23,343,021

			23,343,021

	IT Services–0.64%
	Accenture Class A	154,600	7,496,554

			7,496,554

	Life Sciences Tools & Services–0.72%
†	Thermo Fisher Scientific	152,100	8,420,256

			8,420,256

	Machinery–2.74%
	Caterpillar	111,900	10,480,554
	Cummins	61,900	6,809,619
	Deere	101,500	8,429,575
	Lincoln Electric Holdings	95,900	6,259,393

			31,979,141

	Media–2.99%
	CBS Class B	226,900	4,322,445
	Meredith	144,200	4,996,530
	Time Warner Cable	187,800	12,400,434
	Viacom Class B	334,548	13,251,446

			34,970,855

	Metals & Mining–1.19%
	Alcoa	375,100	5,772,789
	United States Steel	138,220	8,074,812

			13,847,601

	Multiline Retail–3.30%
†	Kohl’s	167,000	9,074,780
	Macy’s	339,200	8,581,760
	Nordstrom	282,100	11,955,398
	Target	149,400	8,983,422

			38,595,360

	Multi-Utilities–1.00%
	MDU Resources Group	296,000	5,999,920
	OGE Energy	126,000	5,738,040

			11,737,960

	Oil, Gas & Consumable Fuels–9.82%
	Chevron	238,000	21,717,500
	ConocoPhillips	212,300	14,457,630
	EOG Resources	55,200	5,045,832
	Exxon Mobil	586,500	42,884,881
	Marathon Oil	154,000	5,702,620
†	Newfield Exploration	71,100	5,127,021
	Occidental Petroleum	201,900	19,806,390

			114,741,874

	Pharmaceuticals–4.93%
	Abbott Laboratories	200,400	9,601,164
	Johnson & Johnson	86,000	5,319,100
	Merck	516,800	18,625,472
	Pfizer	1,374,476	24,067,075

			57,612,811

LVIP Delaware Growth and Income Fund–5

LVIP Delaware Growth and Income Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Professional Services–0.68%
	Manpower	126,500	$7,939,140

			7,939,140

	Real Estate Investment Trusts–0.73%
	Host Hotels & Resorts	478,564	8,551,939

			8,551,939

	Road & Rail–1.48%
	Norfolk Southern	181,600	11,408,112
	Union Pacific	64,000	5,930,240

			17,338,352

	Semiconductors & Semiconductor Equipment–1.65%
	Intel	649,700	13,663,191
†	ON Semiconductor	562,800	5,560,464

			19,223,655

	Software–3.85%
	Microsoft	1,096,500	30,614,280
†	Nuance Communications	288,200	5,239,476
†	Symantec	545,800	9,136,692

			44,990,448

	Specialty Retail–0.70%
	Guess	172,110	8,144,245

			8,144,245

	Textiles, Apparel & Luxury Goods–0.57%
	Phillips-Van Heusen	106,300	6,697,963

			6,697,963

	Total Common Stock (Cost $808,895,567)		1,145,680,040

		Principal
		Amount
		(U.S. $)

≠	Discounted Commercial Paper–1.89%
	BNP Paribas Canada 0.170% 1/3/11	$15,615,000	15,614,779
	Societe Generale North America 0.110% 1/3/11	6,425,000	6,424,961

	Total Discounted Commercial Paper (Cost $22,039,813)		22,039,740

		Number of
		Shares

	SHORT-TERM INVESTMENT–0.01%
	Money Market Mutual Fund–0.01%
	Dreyfus Treasury & Agency Cash Management Fund	108,795	108,795

	Total Short-Term Investment (Cost $108,795)		108,795

TOTAL VALUE OF SECURITIES–99.97% (Cost $831,044,175)	1,167,828,575

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	356,628

NET ASSETS APPLICABLE TO 40,337,910 SHARES OUTSTANDING–100.00%	$1,168,185,203

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND STANDARD CLASS ($1,101,287,240 / 38,025,319 Shares)	$28.962

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND SERVICE CLASS ($66,897,963 / 2,312,591 Shares)	$28.928

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization-no par)	$913,331,593
Undistributed net investment income	3,828,410
Accumulated net realized loss on investments	(85,759,200)
Net unrealized appreciation of investments	336,784,400

Total net assets	$1,168,185,203

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–6

LVIP Delaware Growth and Income Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$19,008,980
Interest	143,252
Foreign tax withheld	(606)

19,151,626

EXPENSES:
Management fees	3,949,999
Accounting and administration expenses	515,084
Distribution expenses-Service Class	209,815
Reports and statements to shareholders	187,672
Trustees’ fees	37,601
Professional fees	36,988
Custodian fees	14,486
Pricing fees	2,835
Other	38,743

Total operating expenses	4,993,223

NET INVESTMENT INCOME	14,158,403

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	51,701,203
Net change in unrealized appreciation/depreciation of investments	71,677,789

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	123,378,992

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$137,537,395

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,158,403	$15,398,675
Net realized gain (loss) on investments	51,701,203	(92,244,250)
Net change in unrealized appreciation/depreciation of investments	71,677,789	315,864,556

Net increase in net assets resulting from operations	137,537,395	239,018,981

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(9,942,279)	(11,433,710)
Service Class	(388,806)	(406,028)

	(10,331,085)	(11,839,738)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,381,470	49,216,348
Service Class	13,771,755	14,052,871
Net asset value of shares issued upon
reinvestment of dividends and distributions:
Standard Class	9,942,279	11,433,710
Service Class	388,806	406,028

	27,484,310	75,108,957

Cost of shares repurchased:
Standard Class	(183,671,501)	(119,561,581)
Service Class	(13,205,774)	(10,848,345)

	(196,877,275)	(130,409,926)

Decrease in net assets derived from
capital share transactions	(169,392,965)	(55,300,969)

NET INCREASE (DECREASE) IN NET ASSETS	(42,186,655)	171,878,274
NET ASSETS:
Beginning of year	1,210,371,858	1,038,493,584

End of year (including undistributed net investment income of $3,828,410 and $3,599,181, respectively)	$1,168,185,203	$1,210,371,858

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–7

LVIP Delaware Growth and Income Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$25.884	$20.972	$36.857	$35.157	$31.673

Income (loss) from investment operations:
Net investment income[1]	0.335	0.328	0.470	0.483	0.450
Net realized and unrealized gain (loss) on investments	3.005	4.842	(12.713)	1.660	3.454

Total from investment operations	3.340	5.170	(12.243)	2.143	3.904

Less dividends and distributions from:
Net investment income	(0.262)	(0.258)	(0.376)	(0.443)	(0.420)
Net realized gain on investments	—	—	(3.266)	—	—

Total dividends and distributions	(0.262)	(0.258)	(3.642)	(0.443)	(0.420)

Net asset value, end of period	$28.962	$25.884	$20.972	$36.857	$35.157

Total return[2]	12.93%	24.68%	(35.76% )	6.12%	12.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,101,287	$1,151,408	$993,797	$1,823,930	$1,989,459
Ratio of expenses to average net assets	0.42%	0.43%	0.41%	0.40%	0.38%
Ratio of net investment income to average net assets	1.27%	1.48%	1.55%	1.29%	1.37%
Portfolio turnover	32%	49%	37%	31%	29%
1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–8

LVIP Delaware Growth and Income Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Service Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$25.860	$20.963	$36.805	$35.116	$31.650

Income (loss) from investment operations:
Net investment income[1]	0.243	0.251	0.365	0.388	0.368
Net realized and unrealized gain (loss) on investments	2.995	4.826	(12.670)	1.662	3.447

Total from investment operations	3.238	5.077	(12.305)	2.050	3.815

Less dividends and distributions from:
Net investment income	(0.170)	(0.180)	(0.271)	(0.361)	(0.349)
Net realized gain on investments	—	—	(3.266)	—	—

Total dividends and distributions	(0.170)	(0.180)	(3.537)	(0.361)	(0.349)

Net asset value, end of period	$28.928	$25.860	$20.963	$36.805	$35.116

Total return[2]	12.54%	24.24%	(35.99% )	5.85%	12.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,898	$58,964	$44,697	$65,405	$13,290
Ratio of expenses to average net assets	0.77%	0.78%	0.76%	0.65%	0.63%
Ratio of net investment income to average net assets	0.92%	1.13%	1.20%	1.04%	1.12%
Portfolio turnover	32%	49%	37%	31%	29%
1The average shares outstanding method has been applied for per share information.

2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–9

LVIP Delaware Growth and Income Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Growth and Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2010.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

LVIP Delaware Growth and Income Fund–10

LVIP Delaware Growth and Income Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $73,012 and $18,675, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$342,610
Distribution fees payable to LFD	19,597

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $352,469,528 and sales of $517,773,519 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $840,130,801. At December 31, 2010, net unrealized appreciation was $327,697,774 of which $348,023,900 related to unrealized appreciation of investments and $20,326,126 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Total

Common Stock	$1,145,680,040	$—	$1,145,680,040
Discounted Commercial Paper	—	22,039,740	22,039,740
Short-Term Investment	108,795	—	108,795

Total	$1,145,788,835	$22,039,740	$1,167,828,575

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

LVIP Delaware Growth and Income Fund–11

LVIP Delaware Growth and Income Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$10,331,085	$11,839,738

In addition, the Fund declared an ordinary consent dividend of $3,631,533 for the year ended December 31, 2009. The amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$913,331,593
Undistributed ordinary income	3,828,410
Capital loss carryforwards	(76,672,574)
Unrealized appreciation of investments	327,697,774

Net assets	$1,168,185,203

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends and partnership interest. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(3,598,089)	$(33,444)	$3,631,533

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $52,701,219 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $76,672,574 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09
Shares sold:
Standard Class	126,862	2,201,643
Service Class	520,855	632,615
Shares issued upon reinvestment of dividends and distributions:
Standard Class	352,726	453,719
Service Class	13,807	16,123

	1,014,250	3,304,100

Shares repurchased:
Standard Class	(6,938,325)	(5,557,548)
Service Class	(502,220)	(500,724)

	(7,440,545)	(6,058,272)

Net decrease	(6,426,295)	(2,754,172)

LVIP Delaware Growth and Income Fund–12

LVIP Delaware Growth and Income Fund
Notes to Financial Statements (continued)

7.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Growth and Income Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Growth and Income Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Growth and Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Growth and Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Delaware Growth and Income Fund–14

LVIP Delaware Growth and Income Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

LVIP Delaware Growth and Income Fund–15

LVIP Delaware Growth and Income Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP Delaware Growth and Income Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Delaware Growth and Income Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Growth and Income Fund–18

LVIP Delaware Social Awareness Fund

LVIP Delaware Social
Awareness Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Delaware Social Awareness Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Delaware Social Awareness Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 11.57% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 1000® Index*, returned 16.10%.

As the U.S. economy continued its recovery off the 2009 lows, the first quarter of 2010 got off to a strong start, driven by a rebound in industrial production, rising consumer spending levels, and accommodative Federal policy. In May, however, the market sold off sharply as investors grew increasingly worried that the recovery could be derailed by the following factors: rising sovereign debt issues in Europe, an economic slowdown in China, and muted job growth in the U.S. Despite these concerns, however, the market rallied strongly from September through the end of the year as signs of a double dip recession failed to emerge and corporate profitability remained robust. Mergers and acquisitions activity also provided a boost to investor confidence, with companies taking advantage of low interest rates and large cash positions to acquire cheap growth. Cyclical sectors such as credit cyclicals and consumer services experienced strong performance, while more defensive areas such as utilities and health care lagged the overall market.

The Fund’s return during the year lagged that of its benchmark index. The Fund’s underperformance relative to the benchmark was driven by negative stock selection in the technology, consumer staples, and basic materials sectors. On the upside, stock selection in the media, utilities, and consumer discretionary sectors made a positive impact on performance. At the stock level, overweight positions in Hewlett-Packard, Cisco Systems, and Bank of America, detracted from performance, while positions in National Oilwell Varco, Phillips Van Heusen and Time Warner Cable made positive contributions to Fund returns.

As we move into 2011, we believe that the U.S. economy should continue to expand at a steady pace. Strong corporate profitability, improving unemployment trends, and accommodative monetary policy set up a solid backdrop for sustainable economic growth going forward. Given the robust performance from equity markets over the last several months, we are looking to increase our exposure to areas of the investment universe that have recently lagged the overall market but, we believe, have the potential to produce above-average earnings growth.

Francis X. Morris
Christopher S. Adams, CFA
Michael S. Morris, CFA
Donald G. Padilla, CFA
Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Delaware
	Social Awareness
	Fund Standard	Russell 1000
	Class	Index
12/31/00	10000	10000
	9048	8755
	7046	6859
	9291	8910
	10472	9926
	11731	10548
	13175	12178
	13566	12882
	8898	8039
	11567	10324
12/31/10	12905	11986

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,905. For comparison, look at how the Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $11,986. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+11.57%

Five Years	+1.93%

Ten Years	+2.58%

Service Class Shares

One Year	+11.18%

Five Years	+1.61%

Inception (5/15/03)	+6.75%

*	The Russell 1000 Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2011 Delaware Management Holdings Inc.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,216.90	0.47%	$2.63
Service Class Shares	1,000.00	1,214.80	0.82%	4.58

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.84	0.47%	$2.40
Service Class Shares	1,000.00	1,021.07	0.82%	4.18

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.18%

Air Freight & Logistics	1.45%
Airlines	0.84%
Auto Components	0.68%
Beverages	0.86%
Biotechnology	3.34%
Capital Markets	1.35%
Commercial Banks	1.96%
Communications Equipment	3.73%
Computers & Peripherals	7.27%
Construction & Engineering	1.17%
Consumer Finance	1.71%
Containers & Packaging	1.85%
Diversified Financial Services	2.94%
Diversified Telecommunication Services	2.88%
Electrical Equipment	2.57%
Energy Equipment & Services	4.50%
Food & Staples Retailing	1.99%
Food Products	2.64%
Gas Utilities	0.82%
Health Care Equipment & Supplies	2.85%
Health Care Providers & Services	3.57%
Hotels, Restaurants & Leisure	1.34%
Household Durables	1.23%
Household Products	0.60%
Insurance	4.35%
Internet & Catalog Retail	0.55%
Internet Software & Services	2.94%
IT Services	1.04%
Life Sciences Tools & Services	1.95%
Machinery	4.18%
Media	4.40%
Metals & Mining	1.92%
Multiline Retail	4.12%
Multi-Utilities	0.49%
Oil, Gas & Consumable Fuels	2.55%
Pharmaceuticals	4.15%
Professional Services	1.15%
Real Estate Investment Trusts	0.80%
Road & Rail	1.79%
Semiconductors & Semiconductor Equipment	1.91%
Software	3.99%
Specialty Retail	0.80%
Textiles, Apparel & Luxury Goods	0.96%

Short-Term Investment	1.84%

Total Value of Securities	100.02%

Liabilities Net of Receivables and Other Assets	(0.02%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	3.59%
Microsoft	3.39%
Google Class A	2.94%
Cisco Systems	2.18%
Allergan	2.11%
National Oilwell Varco	2.10%
Abbott Laboratories	2.04%
UnitedHealth Group	2.01%
EMC	2.00%
CVS Caremark	1.99%

Total	24.35%

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)
	COMMON STOCK–98.18%
	Air Freight & Logistics–1.45%
	FedEx	105,300	$9,793,953

			9,793,953

	Airlines–0.84%
†	Alaska Air Group	100,700	5,708,683

			5,708,683

	Auto Components–0.68%
†	Borg Warner	63,400	4,587,624

			4,587,624

	Beverages–0.86%
	PepsiCo	89,500	5,847,035

			5,847,035

	Biotechnology–3.34%
†	Amgen	143,200	7,861,680
†	Celgene	89,700	5,304,858
†	Gilead Sciences	180,300	6,534,072
†	Vertex Pharmaceuticals	82,800	2,900,484

			22,601,094

	Capital Markets–1.35%
	Bank of New York Mellon	303,840	9,175,968

			9,175,968

	Commercial Banks–1.96%
	Wells Fargo	427,400	13,245,126

			13,245,126

	Communications Equipment–3.73%
†	Cisco Systems	731,200	14,792,176
	QUALCOMM	212,100	10,496,829

			25,289,005

	Computers & Peripherals–7.27%
†	Apple	75,400	24,321,023
†	EMC	593,300	13,586,570
	Hewlett-Packard	270,200	11,375,420

			49,283,013

	Construction & Engineering–1.17%
	Granite Construction	132,700	3,639,961
†	Quanta Services	216,100	4,304,712

			7,944,673

	Consumer Finance–1.71%
	American Express	106,100	4,553,812
	Capital One Financial	165,850	7,058,576

			11,612,388

	Containers & Packaging–1.85%
†	Owens-Illinois	294,500	9,041,150
	Temple-Inland	163,400	3,470,616

			12,511,766

	Diversified Financial Services–2.94%
	Bank of America	951,200	12,689,008
†	IntercontinentalExchange	60,800	7,244,320

			19,933,328

	Diversified Telecommunication Services–2.88%
	AT&T	433,800	12,745,044
	Qwest Communications International	892,600	6,792,686

			19,537,730

	Electrical Equipment–2.57%
†	First Solar	34,500	4,489,830
	Roper Industries	169,100	12,924,313

			17,414,143

	Energy Equipment & Services–4.50%
†	Nabors Industries	482,400	11,317,104
	National Oilwell Varco	211,800	14,243,550
	Noble	137,400	4,914,798

			30,475,452

	Food & Staples Retailing–1.99%
	CVS Caremark	387,800	13,483,806

			13,483,806

	Food Products–2.64%
	General Mills	266,500	9,484,735
	Heinz (H.J.)	169,900	8,403,254

			17,887,989

	Gas Utilities–0.82%
	EQT	124,300	5,573,612

			5,573,612

	Health Care Equipment & Supplies–2.85%
	Bard (C.R.)	69,100	6,341,307
	Baxter International	151,300	7,658,806
†	Gen-Probe	90,600	5,286,510

			19,286,623

	Health Care Providers & Services–3.57%
†	Express Scripts	195,800	10,582,990
	UnitedHealth Group	377,200	13,620,692

			24,203,682

	Hotels, Restaurants & Leisure–1.34%
	Starbucks	282,600	9,079,938

			9,079,938

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)
	COMMON STOCK (continued)

	Household Durables–1.23%
	Jarden	271,000	$8,365,770

			8,365,770

	Household Products–0.60%
	Clorox	63,900	4,043,592

			4,043,592

	Insurance–4.35%
	AFLAC	182,100	10,275,903
	Prudential Financial	209,300	12,288,003
	Travelers	124,600	6,941,466

			29,505,372

	Internet & Catalog Retail–0.55%
	Expedia	149,100	3,740,919

			3,740,919

	Internet Software & Services–2.94%
†	Google Class A	33,500	19,897,995

			19,897,995

	IT Services–1.04%
	Accenture Class A	145,300	7,045,597

			7,045,597

	Life Sciences Tools & Services–1.95%
†	Mettler-Toledo International	45,100	6,819,571
†	Thermo Fisher Scientific	115,800	6,410,688

			13,230,259

	Machinery–4.18%
	Cummins	44,300	4,873,443
	Deere	118,500	9,841,425
	ESCO Technologies	102,300	3,871,032
	Lincoln Electric Holdings	149,700	9,770,919

			28,356,819

	Media–4.40%
	CBS Class B	283,000	5,391,150
	Meredith	112,100	3,884,265
	Time Warner Cable	158,700	10,478,961
	Viacom Class B	254,160	10,067,278

			29,821,654

	Metals & Mining–1.92%
	Alcoa	447,000	6,879,330
	United States Steel	105,400	6,157,468

			13,036,798

	Multiline Retail–4.12%
†	Kohl’s	189,100	10,275,694
	Macy’s	294,800	7,458,440
	Nordstrom	240,400	10,188,152

			27,922,286

	Multi-Utilities–0.49%
	OGE Energy	73,100	3,328,974

			3,328,974

	Oil, Gas & Consumable Fuels–2.55%
	EOG Resources	55,500	5,073,255
	Marathon Oil	229,300	8,490,979
†	Newfield Exploration	51,400	3,706,454

			17,270,688

	Pharmaceuticals–4.15%
	Abbott Laboratories	288,000	13,798,080
	Allergan	208,100	14,290,227

			28,088,307

	Professional Services–1.15%
	Manpower	91,300	5,729,988
	Towers Watson Class A	40,194	2,092,500

			7,822,488

	Real Estate Investment Trusts–0.80%
	Host Hotels & Resorts	304,892	5,448,420

			5,448,420

	Road & Rail–1.79%
	Norfolk Southern	80,700	5,069,574
	Union Pacific	76,200	7,060,692

			12,130,266

	Semiconductors & Semiconductor Equipment–1.91%
†	Intel	613,900	12,910,317

			12,910,317

	Software–3.99%
	Microsoft	822,500	22,964,200
†	Symantec	242,600	4,061,124

			27,025,324

	Specialty Retail–0.80%
	Guess	114,900	5,437,068

			5,437,068

	Textiles, Apparel & Luxury Goods–0.96%
	Phillips-Van Heusen	103,300	6,508,933

			6,508,933

	Total Common Stock (Cost $473,979,647)		665,414,477

	SHORT-TERM INVESTMENT–1.84%
	Money Market Mutual Fund–1.84%
	Dreyfus Treasury & Agency Cash Management Fund	12,463,677	12,463,677

	Total Short-Term Investment (Cost $12,463,677)		12,463,677

LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.02% (Cost $486,443,324)	$677,878,154

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(168,795)

NET ASSETS APPLICABLE TO 22,169,902 SHARES OUTSTANDING–100.00%	$677,709,359

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($616,404,319 / 20,161,442 Shares)	$30.573

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($61,305,040 / 2,008,460 Shares)	$30.523

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$522,808,954
Undistributed net investment income	1,336,520
Accumulated net realized loss on investments	(37,870,945)
Net unrealized appreciation of investments	191,434,830

Total net assets	$677,709,359

†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$8,181,821
Interest	92,155

8,273,976

EXPENSES:
Management fees	2,531,088
Accounting and administration expenses	300,201
Distribution expenses-Service Class	204,079
Reports and statements to shareholders	123,675
Professional fees	30,352
Trustees’ fees	21,553
Custodian fees	7,761
Pricing fees	2,464
Other	45,970

Total operating expenses	3,267,143

NET INVESTMENT INCOME	5,006,833

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	13,755,505
Net change in unrealized appreciation/depreciation of investments	52,655,232

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	66,410,737

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,417,570

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,006,833	$5,242,940
Net realized gain (loss) on investments	13,755,505	(41,769,948)
Net change in unrealized appreciation/depreciation of investments	52,655,232	201,116,084

Net increase in net assets resulting from operations	71,417,570	164,589,076

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,515,715)	(3,890,664)
Service Class	(155,337)	(190,511)
Net realized gain on investments:
Standard Class	—	(29,368,916)
Service Class	—	(2,761,102)

	(3,671,052)	(36,211,193)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,028,718	9,530,618
Service Class	8,498,167	8,783,260
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,515,715	33,259,580
Service Class	155,337	2,951,613

	19,197,937	54,525,071

Cost of shares repurchased:
Standard Class	(87,204,034)	(82,777,059)
Service Class	(13,865,555)	(12,695,170)

	(101,069,589)	(95,472,229)

Decrease in net assets derived from capital share transactions	(81,871,652)	(40,947,158)

NET INCREASE (DECREASE) IN NET ASSETS	(14,125,134)	87,430,725
NET ASSETS:
Beginning of year	691,834,493	604,403,768

End of year (including undistributed net investment income of $1,336,520 and $1,279,287, respectively)	$677,709,359	$691,834,493

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Standard Class
			Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$27.563	$22.408	$36.654	$35.920	$32.259

Income (loss) from investment operations:
Net investment income[1]	0.222	0.212	0.317	0.401	0.326
Net realized and unrealized gain (loss) on investments	2.962	6.405	(12.349)	0.661	3.637

Total from investment operations	3.184	6.617	(12.032)	1.062	3.963

Less dividends and distributions from:
Net investment income	(0.174)	(0.170)	(0.278)	(0.328)	(0.302)
Net realized gain on investments	—	(1.292)	(1.936)	—	—

Total dividends and distributions	(0.174)	(1.462)	(2.214)	(0.328)	(0.302)

Net asset value, end of period	$30.573	$27.563	$22.408	$36.654	$35.920

Total return[2]	11.57%	30.00%	(34.41% )	2.97%	12.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$616,404	$631,412	$554,029	$1,000,287	$1,131,469
Ratio of expenses to average net assets	0.47%	0.48%	0.44%	0.41%	0.41%
Ratio of net investment income to average net assets	0.79%	0.89%	1.02%	1.09%	0.97%
Portfolio turnover	28%	33%	41%	15%	28%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$27.525	$22.389	$36.593	$35.870	$32.230

Income (loss) from investment operations:
Net investment income[1]	0.124	0.128	0.208	0.307	0.243
Net realized and unrealized gain (loss) on investments	2.951	6.387	(12.301)	0.662	3.627

Total from investment operations	3.075	6.515	(12.093)	0.969	3.870

Less dividends and distributions from:
Net investment income	(0.077)	(0.087)	(0.175)	(0.246)	(0.230)
Net realized gain on investments	—	(1.292)	(1.936)	—	—

Total dividends and distributions	(0.077)	(1.379)	(2.111)	(0.246)	(0.230)

Net asset value, end of period	$30.523	$27.525	$22.389	$36.593	$35.870

Total return[2]	11.18%	29.54%	(34.64% )	2.71%	12.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61,305	$60,422	$50,375	$84,597	$84,112
Ratio of expenses to average net assets	0.82%	0.83%	0.79%	0.66%	0.66%
Ratio of net investment income to average net assets	0.44%	0.54%	0.67%	0.84%	0.72%
Portfolio turnover	28%	33%	41%	15%	28%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Social Awareness Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates during the year ended December 31, 2010.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $42,358 and $11,653, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$219,180
Distribution fee payable to LFD	18,121

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $181,925,560 and sales of $267,564,596 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $488,889,363. At December 31, 2010, net unrealized appreciation was $188,988,791, of which $200,523,077 related to unrealized appreciation of investments and $11,534,286 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

Level 1

Common Stock	$665,414,477
Short-Term Investment	12,463,677

Total	$677,878,154

There were no Level 3 securities at the beginning or end of the year.

During the fiscal year ended December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$3,671,052	$4,081,175
Long-term capital gain	—	32,130,018

Total	$3,671,052	$36,211,193

In addition, the Fund declared an ordinary income consent dividend of $1,278,548 for the year ended December 31, 2009. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$522,808,954
Undistributed ordinary income	1,336,520
Capital loss carryforwards	(35,424,906)
Unrealized appreciation of investments	188,988,791

Net assets	$677,709,359

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Paid-in
Investment Income	Capital

$(1,278,548)	$1,278,548

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $13,260,455 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $35,424,906 expires in 2017.

6. Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	249,322	400,639
Service Class	306,379	373,413
Shares issued upon reinvestment of dividends and distributions:
Standard Class	117,874	1,285,092
Service Class	5,215	114,597

	678,790	2,173,741

Shares repurchased:
Standard Class	(3,113,716)	(3,502,915)
Service Class	(498,313)	(542,835)

	(3,612,029)	(4,045,750)

Net decrease	(2,933,239)	(1,872,009)

LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)

7.	Market Risk
The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Social Awareness Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Social Awareness Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Social Awareness Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of ordinary income of the Fund.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

LVIP Delaware Social Awareness Fund–15

LVIP Delaware Social Awareness Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP Delaware Social Awareness Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Delaware Social Awareness Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund–18

LVIP Delaware Special Opportunities Fund

LVIP Delaware Special
Opportunities Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Delaware Special Opportunities Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Delaware Special Opportunities Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 30.63% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell MidCap® Value Index*, returned 24.75%

Equity markets performed quite well during 2010 with emphasis on the second half of the year. The first part of the year saw mixed results as the markets had to balance prospects for corporate earnings growth and strong cash flow against a continued weak housing market and potential fiscal problems from several European countries. Conversely, the second half of the year was dominated by earnings strength on a global scale, the continued promise from the Federal Reserve of an extremely accommodative monetary policy, additional “quantitative easing” steps and a calming of fiscal fears from European countries.

The investment landscape in 2010 was dominated by many of the same factors as in 2009:

•	Massive liquidity injected into the financial system by the Federal Reserve.

•	Short-term interest rates held at essentially 0% throughout the year.

•	Economic recovery that is below historical averages.

•	Housing and autos stabilize with help from government programs and tax credits.

•	Unemployment remaining stubbornly high at around 10% during the year.

The overall returns for midcap value equities were strong with all sectors showing positive returns and all sectors having returns of at least 13%. Several sectors including capital spending, consumer cyclicals, energy and consumer services had annual returns in excess of 30% while utilities, technology and health care were the only sectors where returns did not exceed 20% during 2010.

The Fund’s return during the year exceeded that of its benchmark index. The Fund’s holdings in basic industries, transportation, capital spending, consumer cyclicals, consumer staples, energy, consumer services, technology and health care all provided relative outperformance vs. its benchmark while holdings in financial services, business services, utilities and Real Estate Investment Trusts (REITs) were relative underperformers.

From an attribution standpoint, sector weightings had a slight positive impact on the Fund’s performance as the sectors that were overweight were generally the better performers. Stock selection had a significant positive impact on performance with particular emphasis on basic industries, capital spending, consumer cyclicals, technology and energy. It also appears that the emphasis on companies we identified as having the ability to generate free-cash flow and have strong balance sheets was an overall contributor to fund performance. Finally, the Fund also benefited from several buyouts of companies as all were offered significant premiums to their existing share prices.

Looking forward, we expect the environment for mergers and acquisitions to remain favorable in 2011.

Christopher S. Beck, CFA
Kent P. Madden, CFA
Kelley A. McKee, CFA
Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Delaware
	Special Opportunities
	Fund Standard	Russell Midcap
	Class	Value Index
12/31/00	10000	10000
	10213	10233
	9016	9245
	12081	12765
	14831	15791
	17151	17788
	19904	21384
	20662	21080
	13093	12976
	17079	17415
12/31/10	22311	21725

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,311. For comparison, look at how the Russell MidCap Value Index did over the same period. The same $10,000 investment would have increased to $21,725. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+30.63%

Five Years	+5.40%

Ten Years	+8.36%

Service Class Shares

One Year	+30.18%

Five Years	+5.08%

Inception (5/19/04)	+9.58%

*	The Russell MidCap Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2011 Delaware Management Holdings Inc.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,300.30	0.48%	$2.78
Service Class Shares	1,000.00	1,298.10	0.83%	4.81

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.79	0.48%	$2.45
Service Class Shares	1,000.00	1,021.02	0.83%	4.23

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.92%

Aerospace & Defense	1.76%
Auto Components	3.07%
Beverages	0.65%
Capital Markets	2.60%
Chemicals	7.32%
Commercial Banks	4.48%
Commercial Services & Supplies	1.11%
Communications Equipment	0.36%
Construction & Engineering	1.27%
Containers & Packaging	2.35%
Diversified Consumer Services	0.83%
Electric Utilities	1.86%
Electrical Equipment	2.71%
Electronic Equipment, Instruments & Components	1.92%
Energy Equipment & Services	2.32%
Food Products	1.80%
Gas Utilities	1.03%
Health Care Equipment & Supplies	0.96%
Health Care Providers & Services	2.63%
Hotels, Restaurants & Leisure	0.52%
Household Durables	2.07%
Insurance	7.40%
IT Services	1.98%
Leisure Equipment & Products	0.96%
Life Sciences Tools & Services	0.91%
Machinery	5.29%
Media	0.48%
Metals & Mining	3.75%
Multiline Retail	2.25%
Multi-Utilities	2.08%
Oil, Gas & Consumable Fuels	8.96%
Personal Products	1.70%
Pharmaceuticals	1.39%
Professional Services	0.87%
Real Estate Invesment Trusts	3.23%
Road & Rail	2.59%
Semiconductors & Semiconductor Equipment	0.84%
Software	2.57%
Specialty Retail	4.53%
Textiles, Apparel & Luxury Goods	0.98%
Tobacco	1.54%

Discounted Commercial Paper	1.94%

Short-Term Investment	0.02%

Total Value of Securities	99.88%

Receivables and Other Assets Net of Liabilities	0.12%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Newfield Exploration	3.05%
FMC	2.33%
Cliffs Natural Resources	2.24%
Forest Oil	2.06%
Cytec Industries	1.94%
Cummins	1.90%
Johnson Controls	1.72%
Herbalife	1.70%
Berkley (W.R.)	1.61%
Reynolds American	1.54%

Total	20.09%

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.92%
	Aerospace & Defense–1.76%
†	Alliant Techsystems	46,500	$3,460,995
	Goodrich	90,200	7,943,914

			11,404,909

	Auto Components–3.07%
†	Borg Warner	121,000	8,755,560
	Johnson Controls	292,000	11,154,400

			19,909,960

	Beverages–0.65%
	Dr. Pepper Snapple Group	120,000	4,219,200

			4,219,200

	Capital Markets–2.60%
	Federated Investors Class B	193,300	5,058,661
	Northern Trust	83,500	4,626,735
	Raymond James Financial	219,550	7,179,285

			16,864,681

	Chemicals–7.32%
	Celanese Class A	238,800	9,831,396
	Cytec Industries	237,200	12,585,832
	FMC	189,500	15,139,155
†	Solutia	429,800	9,919,784

			47,476,167

	Commercial Banks–4.48%
	Associated Banc-Corp	175,900	2,664,885
	BancorpSouth	215,800	3,442,010
	Bank of Hawaii	184,500	8,710,245
†	First Horizon National	500,710	5,898,368
	Regions Financial	602,400	4,216,800
	Zions Bancorp	168,800	4,090,024

			29,022,332

	Commercial Services & Supplies–1.11%
	Brink’s	126,000	3,386,880
	Donnelley (R.R.) & Sons	217,200	3,794,484

			7,181,364

	Communications Equipment–0.36%
†	Polycom	59,300	2,311,514

			2,311,514

	Construction & Engineering–1.27%
	KBR	269,800	8,220,806

			8,220,806

	Containers & Packaging–2.35%
†	Crown Holdings	245,300	8,188,114
†	Owens-Illinois	229,800	7,054,860

			15,242,974

	Diversified Consumer Services–0.83%
	Service International	649,700	5,360,025

			5,360,025

	Electric Utilities–1.86%
	Edison International	175,600	6,778,160
	PPL	200,300	5,271,896

			12,050,056

	Electrical Equipment–2.71%
	Regal-Beloit	123,400	8,238,184
	Rockwell Automation	130,600	9,365,326

			17,603,510

	Electronic Equipment, Instruments & Components–1.92%
†	Agilent Technologies	144,700	5,994,921
†	Avnet	196,300	6,483,789

			12,478,710

	Energy Equipment & Services–2.32%
	ENSCO ADR	174,200	9,298,796
†	Rowan	165,400	5,774,114

			15,072,910

	Food Products–1.80%
	Del Monte Foods	454,800	8,550,240
	Tyson Food Class A	181,900	3,132,318

			11,682,558

	Gas Utilities–1.03%
	EQT	108,200	4,851,688
	Questar	105,500	1,836,755

			6,688,443

	Health Care Equipment & Supplies–0.96%
	Becton, Dickinson	74,000	6,254,480

			6,254,480

	Health Care Providers & Services–2.63%
	McKesson	138,300	9,733,554
	Universal Health Services Class B	169,300	7,351,006

			17,084,560

	Hotels, Restaurants & Leisure–0.52%
	Starwood Hotels & Resorts Worldwide	56,000	3,403,680

			3,403,680

	Household Durables–2.07%
	DR Horton	178,233	2,126,320
	Fortune Brands	86,400	5,205,600
	Newell Rubbermaid	308,600	5,610,348
†	Pulte Group	66,397	499,305

			13,441,573

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Insurance–7.40%
	American Financial Group	274,650	$8,868,449
	Berkley (W.R.)	381,850	10,455,053
	HCC Insurance Holdings	225,300	6,520,182
	Loews	82,400	3,206,184
	Reinsurance Group of America	150,600	8,088,726
	Stancorp Financial Group	79,700	3,597,658
	Torchmark	121,000	7,228,540

			47,964,792

	IT Services–1.98%
	Computer Sciences	123,400	6,120,640
†	Fiserv	114,600	6,710,976

			12,831,616

	Leisure Equipment & Products–0.96%
	Hasbro	132,500	6,251,350

			6,251,350

	Life Sciences Tools & Services–0.91%
†	Thermo Fisher Scientific	106,100	5,873,696

			5,873,696

	Machinery–5.29%
	Cummins	111,900	12,310,119
	Eaton	47,000	4,770,970
	Gardner Denver	127,500	8,774,550
	Parker Hannifin	97,750	8,435,825

			34,291,464

	Media–0.48%
	Meredith	89,500	3,101,175

			3,101,175

	Metals & Mining–3.75%
	Cliffs Natural Resources	186,400	14,541,064
	Walter Energy	76,700	9,805,328

			24,346,392

	Multiline Retail–2.25%
†	Dollar Tree	116,400	6,527,712
	Macy’s	247,700	6,266,810
†	Saks	165,700	1,772,990

			14,567,512

	Multi-Utilities–2.08%
	Public Service Enterprise Group	213,400	6,788,254
	Wisconsin Energy	113,400	6,674,724

			13,462,978

	Oil, Gas & Consumable Fuels–8.96%
	El Paso	480,200	6,607,552
†	Forest Oil	352,600	13,388,222
†	Newfield Exploration	274,500	19,794,195
	QEP Resources	105,500	3,830,705
†	Whiting Petroleum	83,700	9,808,803
	Williams	188,500	4,659,720

			58,089,197

	Personal Products–1.70%
	Herbalife	161,300	11,028,081

			11,028,081

	Pharmaceuticals–1.39%
†	Watson Pharmaceutical	174,200	8,997,430

			8,997,430

	Professional Services–0.87%
	Manpower	89,800	5,635,848

			5,635,848

	Real Estate Invesment Trusts–3.23%
	Boston Properties	65,300	5,622,330
	Brandywine Realty Trust	367,500	4,281,375
	Highwoods Properties	275,500	8,774,675
	Kimco Realty	126,600	2,283,864
	Simon Property Group	2	199

			20,962,443

	Road & Rail–2.59%
	Canadian National Railway	112,100	7,451,287
	CSX	144,900	9,361,989

			16,813,276

	Semiconductors & Semiconductor Equipment–0.84%
†	Marvell Technology Group	170,900	3,170,195
	National Semiconductor	166,700	2,293,792

			5,463,987

	Software–2.57%
†	Adobe Systems	101,900	3,136,482
†	Compuware	541,500	6,319,305
†	Synopsys	268,400	7,222,644

			16,678,431

	Specialty Retail–4.53%
	American Eagle Outfitters	435,600	6,372,828
	Gap	344,900	7,636,086
	PETsMART	186,300	7,418,466
	Tiffany & Co	127,800	7,958,106

			29,385,486

	Textiles, Apparel & Luxury Goods–0.98%
	VF	74,100	6,385,938

			6,385,938

LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Tobacco–1.54%
	Reynolds American	305,800	$9,975,196

			9,975,196

	Total Common Stock (Cost $415,145,605)		635,080,700

		Principal
		Amount
		(U.S. $)

≠	DISCOUNTED COMMERCIAL PAPER– 1.94%
	Abbey National North America 0.20% 1/7/11	$7,500,000	7,499,665
	Societe Generale North America 0.11% 1/3/11	5,090,000	5,089,969

	Total Discounted Commercial Paper (Cost $12,589,719)		12,589,634

		Number of	Value
		Shares	(U.S. $)

	SHORT-TERM INVESTMENT–0.02%
	Money Market Mutual Fund–0.02%
	Dreyfus Treasury & Agency Cash Management Fund	107,570	$107,570

	Total Short-Term Investment (Cost $107,570)		107,570

TOTAL VALUE OF SECURITIES–99.88% (Cost $427,842,894)	647,777,904

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	769,450

NET ASSETS APPLICABLE TO 16,494,088 SHARES OUTSTANDING–100.00%	$648,547,354

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($599,052,111 / 15,234,272 Shares)	$39.323

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($49,495,243 / 1,259,816 Shares)	$39.288

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization-no par)	$379,114,739
Undistributed net investment income	1,838,621
Accumulated net realized gain on investments	47,659,399
Net unrealized appreciation of investments and foreign currencies	219,934,595

Total net assets	$648,547,354

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$8,445,730
Interest	29,424
Foreign tax withheld	(17,545)

8,457,609

EXPENSES:
Management fees	2,229,177
Accounting and administration expenses	252,697
Distribution expenses-Service Class	123,717
Reports and statements to shareholders	102,238
Professional fees	27,352
Trustees’ fees	16,906
Custodian fees	6,997
Pricing fees	1,805
Other	19,050

Total operating expenses	2,779,939

NET INVESTMENT INCOME	5,677,670

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	48,822,742
Foreign currencies	3,146

Net realized gain	48,825,888
Net change in unrealized appreciation/depreciation of investments and foreign currencies	96,464,757

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	145,290,645

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$150,968,315

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,677,670	$5,805,837
Net realized gain on investments and foreign currencies	48,825,888	2,549,866
Net change in unrealized appreciation/depreciation of investments and foreign currencies	96,464,757	113,922,266

Net increase in net assets resulting from operations	150,968,315	122,277,969

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,888,620)	(4,154,575)
Service Class	(164,521)	(148,212)
Net realized gain on investments:
Standard Class	—	(12,943,553)
Service Class	—	(682,727)

	(4,053,141)	(17,929,067)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	37,065,226	42,283,659
Service Class	22,140,865	9,111,043
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,888,620	17,098,128
Service Class	164,521	830,939

	63,259,232	69,323,769

Cost of shares repurchased:
Standard Class	(70,806,242)	(56,471,316)
Service Class	(10,000,289)	(6,091,849)

	(80,806,531)	(62,563,165)

Increase (decrease) in net assets derived from capital share transactions	(17,547,299)	6,760,604

NET INCREASE IN NET ASSETS	129,367,875	111,109,506
NET ASSETS:
Beginning of year	519,179,479	408,069,973

End of year (including undistributed net investment income of $1,838,621 and $1,878,074, respectively)	$648,547,354	$519,179,479

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$30.303	$24.091	$42.051	$44.049	$39.849

Income (loss) from investment operations:
Net investment income[1]	0.349	0.347	0.491	0.544	0.583
Net realized and unrealized gain (loss) on investments and foreign currencies	8.928	6.927	(14.940)	1.166	5.688

Total from investment operations	9.277	7.274	(14.449)	1.710	6.271

Less dividends and distributions from:
Net investment income	(0.257)	(0.257)	(0.380)	(0.424)	(0.537)
Net realized gain on investments	—	(0.805)	(3.131)	(3.284)	(1.534)

Total dividends and distributions	(0.257)	(1.062)	(3.511)	(3.708)	(2.071)

Net asset value, end of period	$39.323	$30.303	$24.091	$42.051	$44.049

Total return[2]	30.63%	30.45%	(36.63% )	3.81%	16.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$599,052	$491,581	$389,590	$726,114	$807,158
Ratio of expenses to average net assets	0.48%	0.51%	0.47%	0.44%	0.44%
Ratio of net investment income to average net assets	1.04%	1.34%	1.40%	1.19%	1.40%
Portfolio turnover	14%	18%	10%	7%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–8

LVIP Delaware Special Opportunities Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Service Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$30.289	$24.091	$41.995	$44.005	$39.817

Income (loss) from investment operations:
Net investment income[1]	0.233	0.256	0.373	0.431	0.479
Net realized and unrealized gain (loss) on investments and foreign currencies	8.904	6.913	(14.886)	1.168	5.677

Total from investment operations	9.137	7.169	(14.513)	1.599	6.156

Less dividends and distributions from:
Net investment income	(0.138)	(0.166)	(0.260)	(0.325)	(0.434)
Net realized gain on investments	—	(0.805)	(3.131)	(3.284)	(1.534)

Total dividends and distributions	(0.138)	(0.971)	(3.391)	(3.609)	(1.968)

Net asset value, end of period	$39.288	$30.289	$24.091	$41.995	$44.005

Total return[2]	30.18%	29.99%	(36.85% )	3.55%	15.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49,495	$27,598	$18,480	$16,033	$8,370
Ratio of expenses to average net assets	0.83%	0.86%	0.82%	0.69%	0.69%
Ratio of net investment income to average net assets	0.69%	0.99%	1.05%	0.94%	1.15%
Portfolio turnover	14%	18%	10%	7%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. Such changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2010.

LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.20% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $35,040 and $9,032, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$209,966
Distribution fees payable to LFD	13,990

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $77,534,012 and sales of $104,328,367 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $427,861,968. At December 31, 2010, net unrealized appreciation was $219,915,936, of which $242,434,366 related to unrealized appreciation of investments and $22,518,430 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Total

Common Stock	$635,080,700	$—	$635,080,700
Discounted Commercial Paper	—	12,589,634	12,589,634
Short-Term Investment	107,570	—	107,570

Total	$635,188,270	$12,589,634	$647,777,904

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$4,053,141	$4,302,787
Long-term capital gains	—	13,626,280

Total	$4,053,141	$17,929,067

In addition, the Fund declared an ordinary income consent dividend of $1,667,128 for the year ended December 31, 2009. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$379,114,739
Undistributed ordinary income	6,907,707
Undistributed long-term capital gains	42,609,387
Unrealized appreciation of investments and foreign currencies	219,915,521

Net assets	$648,547,354

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain	Capital

$(1,663,982)	$(3,146)	$1,667,128

For federal income tax purposes, $982,045 of capital loss carryforwards from prior years was utilized in 2010.

LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	1,062,504	1,715,560
Service Class	646,704	359,510
Shares issued upon reinvestment of dividends and distributions:
Standard Class	101,446	592,565
Service Class	4,295	28,894

	1,814,949	2,696,529

Shares repurchased:
Standard Class	(2,151,637)	(2,257,449)
Service Class	(302,336)	(244,341)

	(2,453,973)	(2,501,790)

Net increase (decrease)	(639,024)	194,739

7.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Special Opportunities Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Delaware Special Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Special Opportunities Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Special Opportunities Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distribution	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	65.27%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Delaware Special Opportunities Fund–15

LVIP Delaware Special Opportunities Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP Delaware Special Opportunities Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Delaware Special Opportunities Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund–18

LVIP Global Income Fund

LVIP Global Income Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Global Income Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector and Country Allocations	4
Statement of Net Assets	5
Statement of Operations	15
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Other Fund Information	24
Officer/Trustee Information	26

LVIP Global Income Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 9.68% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Citigroup World Government Bond Index non-U.S.*, returned 5.21%.

Franklin Commentary
Financial markets had a strong year in 2010 as the global recovery strengthened, albeit at an uneven pace. Emerging market economies generally enjoyed solid growth as they were less exposed than developed markets to many of the causes of the financial crisis, particularly an over reliance on leverage. Many developing economies returned to trend growth levels, particularly in Asia, prompting some officials there to tighten fiscal and monetary policies. In contrast, the G-3 (U.S., Eurozone and Japan) continued to struggle with recoveries that were not as robust as in previous episodes. Labor markets remained weak, and concerns regarding public sector balances led to periods of volatility during the year.

The Fund benefited from its currency, duration, and credit exposures in early 2010, with currency exposure in emerging Asia being particularly beneficial. However, in the year’s second quarter, currency and sovereign credit exposures detracted from results as only the Fund’s duration positioning contributed to absolute performance, led by interest rate exposures in Mexico and Indonesia. During the period’s second half, the Fund’s currency, duration and credit exposures again each contributed to performance. For the overall period, the Fund outperformed its benchmark, largely due to a very defensive duration positioning with no exposure to U.S. Treasuries, Japanese government bonds or British Gilts, and an average duration less than half that of the benchmark index. Further, the Fund’s currency exposure supported performance as the market continued to price in the relative strength of emerging economies and select developed economies such as Australia and Norway. The Fund’s negative position in the Japanese yen was a primary detractor from performance late in the period and was the only major detractor from absolute performance for the overall period.

Michael Hastentab, Ph.D.
Franklin Advisors, Inc.

Mondrian Commentary
International government bond markers were up 2.5% in local market terms and international currencies appreciated by 2.7% versus the U.S. dollar over the year. The strongest performing markets were Australia (up 19.3%) and Japan (up 17.5%). Strong Australian performance was driven by currency strength. The Australian dollar was helped by rising energy prices, coal and iron ore in particular, which increases the value of Australian exports. The weakest performing markets were the Eurozone (down 5.6%) and Denmark (up 1.4%). Weak overall Eurozone performance was led by the underperformance of peripheral Eurozone countries, which lagged, as investors grew more concerned about the fiscal positions of these countries.

The Fund outperformed the benchmark index with overweight positions to Australia and Japan benefiting performance over the year. The underweight to the Eurozone and the euro currency additionally benefited performance in 2010. The modest allocation to corporate bonds also added to performance, as spreads contracted, particularly in the financials sector. These positions were partially offset by the underweight positions to the strong Canadian, Mexican and Swiss markets.

Christopher Moth
David Wakefield
Mondrian Investment Partners Limited

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Income Fund–1

LVIP Global Income Fund
2010 Annual Report Commentary (continued)

Growth of $10,000 invested 5/4/09 through 12/31/2010

	LVIP Global	Citigroup World	LVIP Global
	Income Fund	Government Bond	Income Fund
	Standard Class	Index non-U.S.	Service Class
5/4/09	10000	10000	10000
	10992	11006	10985
12/31/10	12056	11580	12020

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Global Income Fund Standard Class shares on 5/4/09. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested would have increased to $12,056 for the Standard Class Shares and increased to $12,020 for the Service Class Shares. For comparison look at how the Citigroup World Government Bond Index non-U.S. did over the same period. The same $10,000 investment would have increased to $11,580. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+9.68%

Inception (5/4/09)	+11.90%

Service Class Shares

One Year	+9.42%

Inception (5/4/09)	+11.70%

*	The Citigroup World Government Bond Index non-U.S. is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

LVIP Global Income Fund–2

LVIP Global Income Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,085.20	0.75%	$3.94
Service Class Shares	1,000.00	1,083.90	1.00%	5.25

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund

Sector and Country Allocations
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Corporate Bonds	9.24%

Municipal Bonds	1.00%

Regional Bonds	4.49%

Sovereign Bonds	71.32%

Supranational Banks	7.35%

Discount Notes	2.96%

Short-Term Investment	6.12%

Total Value of Securities	102.48%

Liabilities Net of Receivables and Other Assets	(2.48%)

Total Net Assets	100.00%

Percentage
Country	of Net Assets

Argentina	0.43%
Australia	6.59%
Austria	1.96%
Brazil	1.68%
Denmark	0.45%
Egypt	2.22%
Finland	1.86%
France	3.10%
Germany	3.98%
Greece	0.39%
Hungary	0.58%
Indonesia	2.70%
Israel	2.15%
Italy	4.39%
Japan	10.87%
Malaysia	5.32%
Mexico	2.99%
Netherlands	3.47%
Norway	4.77%
Peru	0.06%
Philippines	0.35%
Poland	4.54%
Qatar	0.13%
Republic of Iraq	0.09%
Republic of Korea	7.88%
Republic of Lithuania	0.61%
Republic of Vietnam	0.25%
Russia	0.91%
Slovakia	0.80%
Slovenia	1.49%
South Africa	0.57%
Supranational	7.35%
Sweden	3.60%
United Arab Emirates	0.13%
United Kingdom	2.43%
United States	1.16%
Venezuela	1.15%

Total	93.40%

LVIP Global Income Fund–4

LVIP Global Income Fund
Statement of Net Assets
December 31, 2010

		Principal		Value
		Amount °		(U.S. $)
	CORPORATE BONDS–9.24%Δ
	France–0.80%
	Dexia Municipal Agency
	0.80% 5/21/12	JPY	50,000,000	$614,816
	1.55% 10/31/13	JPY	150,000,000	1,875,409

				2,490,225

	Germany–2.95%
	Bayerische Landesbank 1.40% 4/22/13	JPY	150,000,000	1,879,786
	KFW
	1.35% 1/20/14	JPY	400,000,000	5,077,856
	4.66% 1/5/12	NOK	12,500,000	2,183,444

				9,141,086

	Netherlands–2.01%
	Bank Nederlandse Gemeenten 1.85% 11/7/16	JPY	380,000,000	4,898,685
•	ING Bank 6.125% 5/29/23	EUR	1,000,000	1,347,111

				6,245,796

	Republic of Korea–0.13%
	Export-Import Bank of Korea 8.125% 1/21/14		170,000	194,733
	Korea Development Bank 8.00% 1/23/14		170,000	194,188

				388,921

	United Kingdom–2.43%
	HSBC Holdings
	6.00% 6/10/19	EUR	1,500,000	2,129,837
	6.25% 3/19/18	EUR	200,000	289,988
	Lloyds TSB Bank
	5.375% 9/3/19	EUR	400,000	526,315
	•5.625% 3/5/18	EUR	400,000	518,579
	Royal Bank of Scotland 5.375% 9/30/19	EUR	1,000,000	1,276,271
	Standard Chartered Bank 5.875% 9/26/17	EUR	700,000	979,399
•	Standard Life 6.375% 7/12/22	EUR	1,400,000	1,824,937

				7,545,326

	United States–0.16%
•	Zurich Finance USA 4.50% 6/15/25	EUR	380,000	504,463

				504,463

	Venezuela–0.76%
^	Petroleos de Venezuela 11.536% 7/10/11		2,450,000	2,352,000

				2,352,000

	Total Corporate Bonds (Cost $27,321,736)			28,667,817

	MUNICIPAL BONDS–1.00%
	California State Build America Bond 7.30% 10/1/39		80,000	80,648
	California State (Taxable Build America Bonds)
	6.20% 3/1/19		105,000	106,397
	6.65% 3/1/22		115,000	119,616
	7.625% 3/1/40		725,000	757,196
	7.95% 3/1/36		5,000	5,133
	California State (Various Purposes)
	5.25% 3/1/30		165,000	159,761
	5.50% 3/1/40		140,000	136,031
	7.50% 4/1/34		230,000	238,223
	7.55% 4/1/39		20,000	20,763
	Detroit, Michigan District State Aid 4.50% 11/1/23		40,000	37,120
	Illinois State 4.421% 1/1/15		340,000	341,741
	New York State Dormitory Authority (Taxable Build America Bond)
	5.50% 3/15/30		765,000	755,216
	5.60% 3/15/40		230,000	226,345
	Tulare, California Sewer Revenue (Taxable Build America Bond) 8.75% 11/15/44 (AGM)		115,000	120,159

	Total Municipal Bonds (Cost $3,106,476)			3,104,349

	REGIONAL BONDS–4.49%Δ
	Australia–4.49%
	New South Wales Treasury 5.50% 3/1/17	AUD	960,000	965,935
	Queensland Treasury
	6.00% 6/14/11	AUD	3,900,000	4,004,422
	6.00% 8/14/13	AUD	1,370,000	1,422,306
	6.00% 9/14/17	AUD	940,000	970,019
	7.125% 9/18/17	NZD	20,000	16,683
	Western Australia Treasury 5.50% 7/17/12	AUD	6,390,000	6,553,021

	Total Regional Bonds (Cost $12,386,858)			13,932,386

	SOVEREIGN BONDS–71.32%Δ
	Argentina–0.43%
•	Argentina Bonos 0.677% 8/3/12		5,595,000	1,335,806

				1,335,806

	Australia–2.10%
	Australian Government
	5.25% 3/15/19	AUD	2,100,000	2,111,554
	5.75% 5/15/21	AUD	4,250,000	4,412,465

				6,524,019

LVIP Global Income Fund–5

LVIP Global Income Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount °		(U.S. $)
	SOVEREIGN BONDS (continued)

	Austria–1.96%
	Republic of Austria
	3.50% 7/15/15	EUR	980,000	$1,381,224
	6.25% 7/15/27	EUR	2,700,000	4,712,007

				6,093,231

	Brazil–1.68%
	Brazil Notas do Tesouro Nacional
	Series B 6.00% 5/15/11	BRL	5,500	66,367
	6.00% 5/15/13	BRL	15,500	185,096
	6.00% 5/15/15	BRL	141,000	1,683,592
	6.00% 5/15/45	BRL	50,000	644,588
	Series F 10.00% 1/1/12	BRL	1,635,000	968,829
	10.00% 1/1/17	BRL	3,000,000	1,674,965

				5,223,437

	Denmark–0.45%
	Denmark Government International Bond 3.125% 3/17/14	EUR	1,000,000	1,395,020

				1,395,020

	Egypt–2.22%
≠	Egypt Treasury Bills
	9.128% 1/25/11	EGP	2,575,000	441,077
	9.192% 4/12/11	EGP	28,575,000	4,807,245
	9.230% 1/11/11	EGP	550,000	94,610
	9.421% 4/5/11	EGP	750,000	126,413
	9.433% 3/22/11	EGP	200,000	33,812
	9.455% 3/29/11	EGP	825,000	139,301
	9.542% 5/3/11	EGP	1,075,000	179,343
	9.622% 5/31/11	EGP	1,125,000	186,641
	9.638% 6/7/11	EGP	225,000	37,231
	9.956% 9/20/11	EGP	500,000	80,252
	10.126% 11/8/11	EGP	2,100,000	332,437
	10.395% 12/6/11	EGP	2,700,000	424,149

				6,882,511

	Finland–1.86%
	Finnish Government 5.375% 7/4/13	EUR	3,900,000	5,763,479

				5,763,479

	France–2.30%
	France Government
	4.00% 4/25/14	EUR	3,500,000	5,042,430
	4.25% 4/25/19	EUR	890,000	1,285,280
	5.50% 4/25/29	EUR	500,000	814,136

				7,141,846

	Germany–1.03%
	Deutschland Republic
	3.75% 1/4/19	EUR	880,000	1,260,190
	4.75% 7/4/28	EUR	1,250,000	1,943,245

				3,203,435

	Greece–0.39%
	Hellenic Republic Government 4.60% 7/20/18	EUR	1,500,000	1,206,664

				1,206,664

	Hungary–0.58%
	Republic of Hungary
	3.875% 2/24/20	EUR	490,000	526,377
	5.75% 6/11/18	EUR	350,000	436,834
	6.25% 1/29/20		870,000	844,639

				1,807,850

	Indonesia–2.70%
	Indonesia Government
	10.00% 9/15/24	IDR	25,030,000,000	3,060,041
	10.00% 2/15/28	IDR	7,040,000,000	838,595
	12.80% 6/15/21	IDR	29,990,000,000	4,481,678

				8,380,314

	Israel–2.15%
	Israel Government Bond-Shahar 7.00% 4/29/11	ILS	7,230,000	2,084,388
≠	Israel Treasury Bills
	2.162% 1/5/11	ILS	3,000,000	851,045
	2.216% 4/6/11	ILS	2,145,000	605,119
	2.241% 7/6/11	ILS	1,278,700	357,302
≠	Israel Treasury Bills-Makam
	0.00% 12/7/11	ILS	3,000,000	827,850
	2.088% 2/2/11	ILS	600,000	169,886
	2.160% 3/2/11	ILS	295,000	83,406
	2.344% 10/5/11	ILS	1,050,000	291,222
	2.349% 8/3/11	ILS	475,000	132,424
	2.465% 9/7/11	ILS	4,600,000	1,278,768

				6,681,410

	Italy–4.39%
	Italy Buoni Poliennali Del Tesoro
	4.00% 2/1/37	EUR	3,000,000	3,293,529
	4.75% 2/1/13	EUR	2,250,000	3,118,620
	5.00% 2/1/12	EUR	920,000	1,263,294
	5.25% 8/1/17	EUR	4,200,000	5,950,754

				13,626,197

	Japan–10.87%
	Development Bank of Japan
	1.60% 6/20/14	JPY	240,000,000	3,076,864
	2.30% 3/19/26	JPY	70,000,000	935,961
	Japan Finance Organization for Municipalities 1.55% 2/21/12	JPY	190,000,000	2,376,859

LVIP Global Income Fund–6

LVIP Global Income Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount °		(U.S. $)
	SOVEREIGN BONDS (continued)
	Japan (continued)

	Japan Government 10 Yr Bonds
	0.50% 6/20/13	JPY	214,250,000	$2,657,494
	1.20% 9/20/12	JPY	530,000,000	6,640,286
	1.40% 9/20/13	JPY	165,000,000	2,097,185
	1.50% 9/20/18	JPY	480,000,000	6,217,529
	1.70% 3/20/17	JPY	40,000,000	526,238
	Japan Government 20 Yr Bonds
	1.90% 3/22/21	JPY	365,000,000	4,817,227
	2.10% 9/20/24	JPY	330,000,000	4,373,822

				33,719,465

	Malaysia–5.32%
≠	Bank Negara Malaysia Monetary Notes
	2.540% 3/22/11	MYR	90,000	29,003
	2.787% 3/10/11	MYR	285,000	91,929
	2.789% 6/30/11	MYR	9,000,000	2,877,974
	2.813% 5/11/11	MYR	5,000,000	1,605,085
	2.819% 3/15/11	MYR	14,140,000	4,559,363
	2.873% 7/19/11	MYR	270,000	86,213
	Malaysia Government
	2.509% 8/27/12	MYR	8,500,000	2,736,708
	2.711% 2/14/12	MYR	85,000	27,525
	3.718% 6/15/12	MYR	5,000,000	1,639,804
	3.756% 4/28/11	MYR	110,000	35,825
	3.833% 9/28/11	MYR	8,460,000	2,766,849
≠	Malaysia Treasury Bills
	2.577% 5/6/11	MYR	150,000	48,163
	2.887% 7/1/11	MYR	20,000	6,394

				16,510,835

	Mexico–2.99%
	Mexican Bonos
	7.75% 12/14/17	MXN	24,000,000	2,071,846
	8.00% 12/7/23	MXN	15,000,000	1,303,777
	9.00% 6/20/13	MXN	30,240,000	2,652,063
	10.00% 12/5/24	MXN	22,000,000	2,226,866
	10.00% 11/20/36	MXN	10,260,000	1,032,543

				9,287,095

	Netherlands–1.46%
	Netherlands Government 7.50% 1/15/23	EUR	2,400,000	4,532,363

				4,532,363

	Norway–4.77%
	Eksportfinans 1.60% 3/20/14	JPY	485,000,000	6,173,340
≠	Norway Treasury Bill 4.343% 9/21/11	NOK	16,500,000	2,786,295
	Norwegian Government 6.00% 5/16/11	NOK	33,630,000	5,849,028

				14,808,663

	Peru–0.06%
	Peru Government 7.84% 8/12/20	PEN	427,000	173,935

				173,935

	Philippines–0.35%
	Philippine Government
	5.75% 2/21/12	PHP	21,170,000	501,303
	8.75% 3/3/13	PHP	13,060,000	330,474
≠	Philippine Treasury Bills
	1.925% 11/29/11	PHP	4,820,000	108,407
	1.928% 11/16/11	PHP	6,300,000	141,797

				1,081,981

	Poland–4.54%
	Poland Government
	4.25% 5/24/11	PLN	240,000	81,036
	^4.45% 10/25/12	PLN	1,770,000	551,877
	4.75% 4/25/12	PLN	8,250,000	2,792,996
	5.25% 10/25/17	PLN	12,250,000	4,039,464
	5.50% 10/25/19	PLN	3,500,000	1,148,735
	5.75% 4/25/14	PLN	4,600,000	1,584,263
	5.75% 4/25/29	PLN	1,500,000	487,432
	6.25% 10/24/15	PLN	1,300,000	454,620
	^8.868% 1/25/13	PLN	7,055,000	2,171,058
	Poland Government International Bond 6.375% 7/15/19		680,000	765,143

				14,076,624

	Qatar–0.13%
#	Qatar Government International Bond 144A 6.55% 4/9/19		340,000	391,000

				391,000

	Republic of Iraq–0.09%
#	Republic of Iraq 144A 5.80% 1/15/28		320,000	292,800

				292,800

	Republic of Korea–7.75%
	Korea Treasury Bonds
	3.75% 6/10/13	KRW	5,287,000,000	4,757,371
	4.00% 6/10/12	KRW	6,229,000,000	5,625,133
	4.25% 12/10/12	KRW	7,896,000,000	7,162,815
	4.75% 12/10/11	KRW	3,850,000,000	3,492,473
	5.25% 3/10/13	KRW	3,021,000,000	2,800,462
	Republic of Korea 7.125% 4/16/19		170,000	203,107

				24,041,361

	Republic of Lithuania–0.61%
#	Republic of Lithuania 144A
	6.75% 1/15/15		660,000	716,153
	7.375% 2/11/20		1,060,000	1,176,215

				1,892,368

LVIP Global Income Fund–7

LVIP Global Income Fund
Statement of Net Assets (continued)

		Principal		Value
		Amount °		(U.S. $)
	SOVEREIGN BONDS (continued)

	Republic of Vietnam–0.25%
#	Republic of Vietnam 144A 6.75% 1/29/20		760,000	$775,200

				775,200

	Russia–0.91%
	Russian-Eurobond
	7.50% 3/31/30		344,575	399,362
	#144A 7.50% 3/31/30		2,085,350	2,419,006

				2,818,368

	Slovakia–0.80%
	Slovakia Government 4.90% 2/11/14	EUR	1,749,324	2,495,313

				2,495,313

	Slovenia–1.49%
	Republic of Slovenia 4.375% 2/6/19	EUR	3,400,000	4,621,315

				4,621,315

	South Africa–0.57%
	South Africa Government International Bond
	4.50% 4/5/16	EUR	150,000	208,113
	5.25% 5/16/13	EUR	130,000	183,797
	5.50% 3/9/20		560,000	598,500
	6.875% 5/27/19		660,000	776,325

				1,766,735

	Sweden–3.60%
	Sweden Government
	3.00% 7/12/16	SEK	11,400,000	1,708,661
	5.00% 12/1/20	SEK	7,300,000	1,243,223
	5.25% 3/15/11	SEK	33,490,000	5,023,525
	5.50% 10/8/12	SEK	20,100,000	3,179,152

				11,154,561

	United Arab Emirates–0.13%
#	Abu Dhabi Government International Bond 144A 6.75% 4/8/19		350,000	407,382

				407,382

	Venezuela–0.39%
	Venezuela Government International Bonds
	•1.288% 4/20/11		950,000	923,163
	10.75% 9/19/13		300,000	290,250

				1,213,413

	Total Sovereign Bonds (Cost $212,062,721)			221,325,996

	SUPRANATIONAL BANKS–7.35%
	Asian Development Bank 2.35% 6/21/27	JPY	400,000,000	5,336,669
	Corporation Andina de Fomento 8.125% 6/4/19		270,000	318,946
	European Investment Bank
	1.40% 6/20/17	JPY	527,300,000	6,756,679
	5.375% 7/16/12	NOK	3,000,000	536,560
	International Bank for Reconstruction & Development 6.00% 11/9/16	AUD	3,400,000	3,474,273
	Nordic Investment Bank 1.70% 4/27/17	JPY	490,000,000	6,375,352

	Total Supranational Banks (Cost $20,009,569)			22,798,479

≠	DISCOUNT NOTES–2.96%
	Federal Farm Credit 0.01% 1/3/11		1,145,000	1,144,999
	Federal Home Loan Bank 0.001% 1/3/11		8,035,000	8,035,000

	Total Discount Notes (Cost $9,179,999)			9,179,999

	SHORT-TERM INVESTMENT–6.12%
	Money Market Mutual Fund–6.12%
	Dreyfus Treasury & Agency Cash Management Fund		19,000,068	19,000,068

	Total Short-Term Investment (Cost $19,000,068)			19,000,068

TOTAL VALUE OF SECURITIES–102.48% (Cost $303,067,427)	318,009,094

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.48%)	(7,687,362)

NET ASSETS APPLICABLE TO 26,784,878 SHARES OUTSTANDING–100.00%	$310,321,732

NET ASSET VALUE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($64,736,589 / 5,593,068 Shares)	$11.574

NET ASSET VALUE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($245,585,143 / 21,191,810 Shares)	$11.589

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$291,758,062
Undistributed net investment income	2,857,740
Accumulated net realized loss on investments	(117,189)
Net unrealized appreciation of investments and foreign currencies	15,823,119

Total net assets	$310,321,732

LVIP Global Income Fund–8

LVIP Global Income Fund
Statement of Net Assets (continued)

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
AUD–Australian Dollar
BRL–Brazilian Real
CLP–Chilean Peso
CNY–Chinese Renminbi
EGP–Egyptian Pound
EUR–European Monetary Unit
GBP–British Pound Sterling
IDR–Indonesian Rupiah
ILS–Israeli Shekel
INR–Indian Rupee
JPY–Japanese Yen
KRW–South Korean Won
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Kroner
NZD–New Zealand Dollar
PEN–Peruvian Sol
PHP–Philippine Peso
PLN–Polish Zloty
SEK–Swedish Krona
USD–United States Dollar

Δ	Securities have been classified by country of origin.

≠	The rate shown is the effective yield at the time of purchase.

•	Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010, the aggregate amount of Rule 144A securities was $6,177,756, which represented 1.99% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AGM–Insured by Assured Guaranty Municipal Corporation
BAML–Bank of America Merrill Lynch
BCLY–Barclays Bank
CITI–Citigroup Global Markets
CSFB–Credit Suisse First Boston
DB–Deutsche Bank
HSBC–Hong Kong Shanghai Bank
JPMC–JPMorgan Chase Bank
MNB–Mellon National Bank
MSC–Morgan Stanley & Co
UBS–Union Bank of Switzerland
Yr–Year

[1]	The following foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

				Unrealized
	Contracts to			Appreciation
Counterparty	Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
BAML	CLP 60,541,000	USD (122,182)	1/7/11	$7,238
BAML	CLP 64,100,000	USD (119,311)	2/10/11	18,032
BAML	CLP 61,500,000	USD (116,598)	2/23/11	15,303
BAML	CLP 32,300,000	USD (61,606)	3/1/11	7,700
BAML	CLP 18,760,000	USD (37,629)	12/6/11	2,872

LVIP Global Income Fund–9

LVIP Global Income Fund
Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

				Unrealized
	Contracts to			Appreciation
Counterparty	Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
BAML	CLP 28,210,000	USD (56,522)	12/7/11	$4,381
BAML	EUR (267,000)	USD 365,325	3/7/11	8,428
BAML	JPY (60,393,560)	USD 671,151	3/22/11	(73,124)
BAML	JPY (32,332,000)	USD 390,483	11/28/11	(9,532)
BAML	PHP 2,000,000	USD (42,105)	2/4/11	3,732
BAML	PHP 2,600,000	USD (54,910)	2/7/11	4,676
BCLY	AUD 161,000	JPY (11,886,630)	2/9/11	17,245
BCLY	AUD 379,000	USD (353,986)	12/1/11	16,561
BCLY	CLP 64,000,000	USD (119,342)	2/11/11	17,797
BCLY	EUR (108,000)	USD 147,392	2/10/11	3,014
BCLY	EUR (162,000)	USD 205,011	8/25/11	(11,342)
BCLY	EUR (767,000)	USD 1,069,965	10/26/11	45,953
BCLY	EUR (395,000)	USD 521,953	12/12/11	(5,280)
BCLY	JPY (30,700,000)	USD 336,946	1/7/11	(41,094)
BCLY	JPY (35,290,000)	USD 387,689	1/14/11	(46,907)
BCLY	JPY (49,760,000)	USD 554,044	1/26/11	(58,835)
BCLY	JPY (11,394,000)	USD 134,132	8/22/11	(6,632)
BCLY	JPY (22,640,000)	USD 267,498	8/24/11	(12,213)
BCLY	JPY (11,485,000)	USD 135,341	8/25/11	(6,557)
BCLY	JPY (26,900,000)	USD 319,500	8/30/11	(12,884)
BCLY	JPY (5,297,000)	USD 65,533	11/10/11	(2)
BCLY	JPY (12,889,000)	USD 160,711	11/14/11	1,243
BCLY	JPY (47,109,000)	USD 568,881	11/5/11	(14,005)
BCLY	JPY (37,115,000)	USD 451,230	11/17/11	(8,110)
BCLY	JPY (41,691,000)	USD 502,786	11/21/11	(13,230)
BCLY	JPY (24,430,094)	USD 294,378	12/28/11	(8,059)
CITI	AUD 161,000	JPY (11,916,093)	2/9/11	16,882
CITI	CNY 11,844,800	USD (1,770,523)	5/10/11	28,220
CITI	EUR (126,500)	USD 178,586	1/27/11	9,470
CITI	EUR (45,000)	USD 61,756	2/8/11	1,598
CITI	INR 499,000	USD (10,338)	7/18/11	435
CITI	JPY (15,350,000)	USD 168,455	1/7/11	(20,564)
CITI	JPY (34,641,000)	USD 384,609	3/18/11	(42,279)
CITI	JPY (25,100,000)	USD 273,858	4/20/11	(35,589)
CITI	JPY (36,565,000)	USD 410,503	5/10/11	(40,418)
CITI	JPY (22,764,000)	USD 268,434	8/23/11	(12,804)
CITI	JPY (105,000,000)	USD 1,296,264	10/26/11	(2,649)
CITI	JPY (5,392,769)	USD 66,710	11/8/11	(10)
CITI	JPY (11,693,000)	USD 141,288	11/29/11	(3,382)
CITI	JPY (24,520,467)	USD 295,321	12/28/11	(8,235)
CITI	PHP 2,550,000	USD (57,656)	10/11/11	438
CSFB	JPY (22,597,000)	USD 265,847	8/23/11	(13,328)
DB	AUD 161,000	JPY (11,940,404)	2/9/11	16,583
DB	AUD 758,000	USD (695,465)	12/1/11	48,628
DB	AUD 683,000	USD (645,594)	12/9/11	24,878
DB	AUD 2,250,385	USD (2,178,373)	12/2/11	21,525
DB	BRL 588,000	JPY (26,776,755)	1/26/11	22,442
DB	CLP 35,450,000	USD (71,099)	1/7/11	4,683
DB	CLP 49,800,000	USD (101,674)	1/10/11	4,804
DB	CLP 35,800,000	USD (67,344)	2/7/11	9,345
DB	CLP 64,100,000	USD (119,311)	2/10/11	18,032
DB	CLP 63,300,000	USD (119,321)	2/14/11	16,348

LVIP Global Income Fund–10

LVIP Global Income Fund
Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

				Unrealized
	Contracts to			Appreciation
Counterparty	Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
DB	CLP 30,500,000	USD (58,317)	2/18/11	$7,072
DB	CLP 60,900,000	USD (116,566)	2/22/11	14,038
DB	CLP 91,400,000	USD (174,828)	2/25/11	21,230
DB	CLP 20,200,000	USD (38,660)	3/2/11	4,685
DB	CLP 595,612,500	USD (1,121,681)	5/9/11	160,010
DB	CLP 64,400,000	USD (121,281)	5/10/11	17,305
DB	CLP 24,670,000	USD (49,518)	11/20/11	3,742
DB	CLP 376,500,000	USD (780,311)	1/4/12	32,620
DB	CNY 11,689,320	USD (1,763,175)	5/9/11	11,906
DB	EUR (553,439)	NOK 4,605,000	2/9/11	48,927
DB	EUR (105,000)	USD 143,430	2/9/11	3,062
DB	EUR (672,703)	NOK 5,550,000	11/15/11	38,785
DB	EUR (503,563)	PLN 2,120,000	1/4/11	41,587
DB	EUR (945,660)	PLN 3,846,000	8/12/11	14,394
DB	EUR (1,331,230)	SEK 13,500,000	1/11/11	228,630
DB	EUR (1,236,132)	SEK 12,000,000	3/11/11	129,130
DB	EUR (136,171)	SEK 1,309,000	6/29/11	11,497
DB	EUR (758,000)	USD 1,083,546	1/4/11	70,144
DB	EUR (623,000)	USD 890,460	1/11/11	57,555
DB	EUR (123,000)	USD 177,928	1/18/11	13,488
DB	EUR (108,000)	USD 148,063	2/14/11	3,687
DB	EUR (115,000)	USD 158,003	2/18/11	4,272
DB	EUR (3,120,000)	USD 4,231,968	3/11/11	61,575
DB	EUR (384,000)	USD 518,911	4/7/11	5,704
DB	EUR (606,438)	USD 773,633	5/11/11	(36,713)
DB	EUR (2,700,000)	USD 3,647,970	9/30/11	42,759
DB	EUR (775,000)	USD 1,079,533	10/27/11	44,845
DB	EUR (50,000)	USD 68,538	10/31/11	1,785
DB	EUR (187,000)	USD 258,556	11/3/11	8,905
DB	EUR (143,000)	USD 199,382	11/7/11	8,476
DB	EUR (875,000)	USD 1,168,781	11/28/11	778
DB	EUR (400,000)	USD 520,500	12/2/11	(13,433)
DB	EUR (3,987,821)	USD 5,292,636	1/3/12	(30,413)
DB	EUR (1,350,000)	USD 1,805,355	12/16/11	3,459
DB	ILS 2,934,000	USD (827,318)	1/3/11	5,089
DB	ILS 2,465,900	USD (660,639)	1/7/11	38,918
DB	INR 3,790,000	USD (78,338)	8/24/11	3,087
DB	INR 2,680,000	USD (55,065)	9/1/11	2,453
DB	INR 7,442,000	USD (160,215)	10/26/11	(1,627)
DB	INR 15,716,000	USD (338,124)	10/27/11	(3,260)
DB	JPY (6,078,103)	KRW 80,000,000	2/14/11	(3,703)
DB	JPY (15,400,000)	USD 168,485	1/11/11	(21,160)
DB	JPY (12,400,000)	USD 138,439	1/26/11	(14,288)
DB	JPY (24,447,000)	USD 273,671	5/10/11	(27,810)
DB	JPY (13,955,000)	USD 164,225	8/18/11	(8,165)
DB	JPY (11,408,000)	USD 134,465	8/22/11	(6,473)
DB	JPY (11,260,000)	USD 132,999	8/23/11	(6,112)
DB	JPY (23,347,000)	USD 275,074	8/25/11	(13,379)
DB	JPY (28,991,000)	USD 346,409	12/9/11	(12,271)
DB	JPY (29,985,000)	USD 366,302	11/16/11	(4,789)
DB	MXN 29,805,160	USD (2,406,184)	1/3/11	8,597
DB	MXN (19,600,000)	USD 1,466,704	1/11/11	(120,409)

LVIP Global Income Fund–11

LVIP Global Income Fund
Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

				Unrealized
	Contracts to			Appreciation
Counterparty	Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
DB	NOK 9,839,000	USD (1,676,407)	1/4/11	$11,917
DB	NZD (2,070,000)	USD 1,461,834	1/12/11	(149,091)
DB	PHP 46,600,000	USD (1,000,000)	1/10/11	67,828
DB	PHP 2,265,000	USD (48,657)	1/18/11	3,249
DB	PHP 1,417,000	USD (30,323)	1/19/11	2,150
DB	PHP 7,500,000	USD (156,642)	2/3/11	15,251
DB	PHP 6,490,000	USD (144,235)	10/4/11	3,623
DB	PHP 7,760,000	USD (173,280)	10/5/11	3,511
DB	PHP 6,370,000	USD (143,191)	10/7/11	1,932
DB	PHP 5,097,000	USD (115,111)	10/11/11	1,008
DB	PHP 1,518,000	USD (34,448)	10/12/11	135
DB	PHP 1,434,000	USD (32,561)	10/19/11	107
DB	PHP 5,734,000	USD (129,191)	10/21/11	1,437
DB	PHP 5,895,000	USD (133,640)	10/26/11	653
DB	PHP 19,386,000	USD (441,467)	10/28/11	160
DB	PHP 10,300,000	USD (239,246)	11/14/11	(4,607)
DB	PHP 5,560,000	USD (129,239)	11/4/11	(2,581)
DB	PLN 4,820,350	USD (1,618,980)	1/4/11	6,345
DB	PLN 4,423,066	USD (1,408,216)	7/29/11	62,312
DB	SEK 10,762,689	USD (1,592,891)	1/4/11	8,649
DB	SEK 16,164,286	USD (2,200,750)	7/29/11	183,800
HSBC	BRL 219,000	JPY (10,005,619)	1/27/11	7,925
HSBC	EUR (94,000)	USD 128,629	3/8/11	2,980
HSBC	EUR (461,000)	USD 623,009	4/7/11	6,893
HSBC	EUR (375,000)	USD 511,928	4/14/11	10,767
HSBC	INR 15,600,000	USD (331,640)	2/4/11	15,027
HSBC	INR 6,800,000	USD (145,315)	2/7/11	5,716
HSBC	INR 11,200,000	USD (239,885)	2/8/11	8,827
HSBC	INR 90,817,000	USD (1,970,000)	5/10/11	12,700
HSBC	INR 40,597,250	USD (840,540)	8/24/11	31,659
HSBC	INR 7,616,000	USD (164,244)	10/26/11	(1,948)
HSBC	INR 11,346,000	USD (245,425)	10/27/11	(3,674)
HSBC	JPY (20,162,503)	KRW 268,000,000	2/10/11	(9,903)
HSBC	JPY (15,410,000)	USD 168,415	1/11/11	(21,352)
HSBC	JPY (35,560,000)	USD 387,719	1/13/11	(50,198)
HSBC	JPY (42,789,000)	USD 476,423	1/27/11	(50,603)
HSBC	JPY (36,590,000)	USD 406,949	2/22/11	(43,837)
HSBC	JPY (53,500,000)	USD 599,124	3/1/11	(60,034)
HSBC	JPY (11,365,000)	USD 133,726	8/19/11	(6,671)
HSBC	JPY (79,311,000)	USD 948,772	8/26/11	(31,137)
HSBC	JPY (7,824,000)	USD 94,653	11/17/11	(2,178)
HSBC	PHP 2,230,000	USD (47,680)	1/14/11	3,422
HSBC	PHP 3,971,000	USD (85,067)	1/18/11	5,936
HSBC	PHP 5,502,000	USD (126,245)	1/26/11	(145)
HSBC	PHP 2,700,000	USD (56,415)	2/3/11	5,467
HSBC	PHP 2,100,000	USD (44,166)	2/4/11	3,963
HSBC	PHP 12,500,000	USD (276,641)	9/30/11	8,143
HSBC	PHP 10,000,000	USD (221,300)	10/3/11	6,525
HSBC	PHP 5,206,000	USD (115,519)	10/4/11	3,086
HSBC	PHP 7,762,000	USD (173,422)	10/5/11	3,415
HSBC	PHP 5,107,000	USD (115,155)	10/11/11	1,193
HSBC	PHP 2,531,000	USD (57,011)	10/13/11	650

LVIP Global Income Fund–12

LVIP Global Income Fund
Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

				Unrealized
	Contracts to			Appreciation
Counterparty	Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
HSBC	PHP 5,502,000	USD (124,700)	10/19/11	$643
HSBC	PHP 5,502,000	USD (124,559)	10/26/11	782
HSBC	PHP 8,500,000	USD (193,578)	10/27/11	59
HSBC	PHP 5,670,000	USD (129,157)	10/28/11	9
HSBC	PHP 11,080,000	USD (251,990)	10/31/11	418
JPMC	CLP 61,100,000	USD (116,603)	2/18/11	14,391
JPMC	CLP 103,600,000	USD (198,031)	2/22/11	24,146
JPMC	CLP 66,100,000	USD (125,665)	2/28/11	16,154
JPMC	CLP 61,600,000	USD (119,357)	3/21/11	12,969
JPMC	CLP 600,075,000	USD (1,130,085)	5/9/11	161,209
JPMC	EUR (107,000)	USD 145,584	2/16/11	2,547
JPMC	INR 5,400,000	USD (115,139)	2/4/11	4,861
JPMC	JPY (6,969,696)	KRW 92,000,000	2/14/11	(4,011)
JPMC	JPY (4,133,813)	KRW 54,000,000	2/16/11	(2,889)
JPMC	JPY (36,600,000)	USD 406,757	2/22/11	(44,152)
JPMC	JPY (53,600,000)	USD 599,902	3/1/11	(60,489)
JPMC	PHP 13,904,000	USD (298,967)	1/13/11	19,650
JPMC	PHP 5,656,000	USD (121,360)	1/19/11	8,259
JPMC	PHP 2,900,000	USD (61,311)	2/7/11	5,151
JPMC	BRL 691,688	USD (360,348)	7/29/11	37,134
JPMC	INR 499,000	USD (10,321)	7/20/11	449
JPMC	INR 47,060,000	USD (987,411)	11/28/11	14,661
JPMC	JPY (11,418,000)	USD 133,669	8/18/11	(7,381)
JPMC	JPY (22,716,000)	USD 267,720	8/24/11	(12,931)
JPMC	JPY (27,309,000)	USD 322,531	8/26/11	(14,879)
JPMC	JPY (11,285,000)	USD 133,015	9/1/11	(6,431)
JPMC	JPY (5,819,000)	USD 69,464	9/30/11	(2,482)
JPMC	JPY (14,973,000)	USD 182,977	11/16/11	(2,327)
JPMC	JPY (24,468,902)	USD 296,798	12/1/11	(6,119)
JPMC	MYR 5,072,225	USD (1,645,224)	1/5/11	(880)
JPMC	PHP 2,050,000	USD (45,796)	10/6/11	908
JPMC	PHP 2,543,000	USD (57,405)	10/11/11	529
JPMC	PHP 7,297,000	USD (164,662)	10/13/11	1,577
JPMC	PHP 3,704,000	USD (84,379)	10/17/11	4
JPMC	PHP 2,879,000	USD (64,883)	10/21/11	704
JPMC	PHP 2,949,000	USD (66,868)	10/26/11	313
MNB	EUR (7,490,807)	GBP 6,553,500	1/28/11	207,160
MNB	EUR 1,069,771	USD (1,418,517)	1/5/11	11,703
MNB	JPY 52,504,973	USD (644,549)	1/5/11	1,982
MSC	AUD 506,730	USD (422,000)	2/8/11	93,193
MSC	CLP 126,200,000	USD (238,586)	2/16/11	31,936
MSC	CLP 319,000,000	USD (608,057)	2/22/11	76,059
MSC	CLP 61,000,000	USD (116,479)	2/24/11	14,359
MSC	CLP 130,370,000	USD (249,340)	2/25/11	30,310
MSC	CLP 81,300,000	USD (155,005)	3/1/11	19,440
MSC	CLP 42,500,000	USD (82,086)	3/15/11	9,179
MSC	EUR (150,342)	NOK 1,250,000	11/6/11	10,386
MSC	EUR (312,640)	PLN 1,328,000	5/24/11	25,849
MSC	EUR (98,077)	NOK 813,900	11/25/11	6,519
MSC	ILS 319,324	USD (85,042)	3/29/11	5,454
MSC	ILS 193,959	USD (51,733)	3/31/11	3,233
MSC	JPY (52,074,000)	USD 585,346	2/10/11	(56,130)

LVIP Global Income Fund–13

LVIP Global Income Fund
Statement of Net Assets (continued)

Foreign Currency Exchange Contracts (continued)

				Unrealized
	Contracts to			Appreciation
Counterparty	Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
MSC	JPY (20,800,000)	USD 230,849	3/18/11	$(25,473)
MSC	JPY (12,000,000)	USD 140,407	8/5/11	(7,793)
MSC	JPY (9,000,000)	USD 105,952	8/22/11	(5,236)
MSC	JPY (256,633,500)	USD 3,100,000	12/1/11	(77,038)
UBS	AUD 506,590	USD (422,000)	2/8/11	93,051
UBS	EUR (276,697)	NOK 2,305,800	2/8/11	25,077
UBS	EUR (387,379)	NOK 3,222,800	2/9/11	34,167
UBS	EUR (207,447)	NOK 1,722,000	10/25/11	14,024
UBS	EUR (110,303)	NOK 910,000	11/1/11	6,456
UBS	EUR (30,052)	NOK 250,000	11/6/11	2,099
UBS	EUR (342,601)	NOK 2,828,000	11/15/11	19,996
UBS	EUR (136,684)	SEK 1,311,000	6/29/11	11,107
UBS	EUR (658,000)	USD 940,841	1/11/11	61,143
UBS	EUR (34,000)	USD 46,677	2/8/11	1,224
UBS	EUR (107,000)	USD 145,509	2/16/11	2,472
UBS	EUR (115,000)	USD 157,988	2/18/11	4,257
UBS	EUR (353,000)	USD 483,525	3/7/11	11,673
UBS	EUR (230,000)	USD 310,707	4/7/11	3,317
UBS	EUR (566,000)	USD 762,459	4/13/11	6,037
UBS	EUR (3,385,000)	USD 4,323,999	5/10/11	(199,195)
UBS	EUR (1,630,646)	USD 2,021,643	5/24/11	(157,145)
UBS	EUR (160,000)	USD 206,035	8/22/11	(7,650)
UBS	EUR (164,000)	USD 210,842	8/23/11	(8,184)
UBS	EUR (170,000)	USD 232,574	10/5/11	5,585
UBS	EUR (275,000)	USD 375,485	10/6/11	8,299
UBS	EUR (270,000)	USD 375,689	10/12/11	15,190
UBS	EUR (1,929,000)	USD 2,686,615	10/27/11	111,246
UBS	JPY (15,350,000)	USD 168,487	1/7/11	(20,533)
UBS	JPY (28,070,000)	USD 310,147	1/14/11	(35,535)
UBS	JPY (43,530,000)	USD 484,733	1/26/11	(51,414)
UBS	JPY (59,700,000)	USD 671,103	3/1/11	(64,444)
UBS	JPY (28,080,000)	USD 312,239	3/18/11	(33,795)
UBS	JPY (25,100,000)	USD 273,713	4/20/11	(35,734)
UBS	JPY (36,547,000)	USD 410,502	5/10/11	(40,196)
UBS	JPY (22,978,000)	USD 270,403	8/18/11	(13,451)
UBS	JPY (31,894,000)	USD 379,948	8/26/11	(14,111)
UBS	JPY (5,370,800)	USD 66,962	11/2/11	512
UBS	JPY (11,961,000)	USD 145,264	11/17/11	(2,767)

				$1,132,441

The use of foreign currency exchange contracts and foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–14

LVIP Global Income Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Interest	$8,212,051
Foreign tax withheld	(196,982)

8,015,069

EXPENSES:
Management fees	1,438,800
Distribution expenses-Service Class	359,285
Custodian fees	122,364
Accounting and administration expenses	103,956
Professional fees	45,156
Reports and statements to shareholders	35,574
Pricing fees	8,427
Trustees’ fees	5,489
Other	5,158

2,124,209
Less expenses waived/reimbursed	(110,677)

Total operating expenses	2,013,532

NET INVESTMENT INCOME	6,001,537

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(116,971)
Foreign currencies	2,702,943

Net realized gain	2,585,972
Net change in unrealized appreciation/depreciation of investments and foreign currencies	11,360,898

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	13,946,870

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,948,407

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund
Statements of Changes in Net Assets

	Year	5/4/09*
	Ended	to
	12/31/10	12/31/09

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,001,537	$1,872,243
Net realized gain on investments and foreign currencies	2,585,972	1,058,990
Net change in unrealized appreciation/depreciation of investments and foreign currencies	11,360,898	4,462,221

Net increase in net assets resulting from operations	19,948,407	7,393,454

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard class	(1,538,385)	(1,464,176)
Service Class	(4,837,310)	(672,928)

	(6,375,695)	(2,137,104)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,652,731	95,139,840
Service Class	196,139,536	61,871,036
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,538,385	1,464,176
Service Class	4,837,310	672,928

	224,167,962	159,147,980

Cost of shares repurchased:
Standard Class	(55,815,619)	(10,577,898)
Service Class	(22,290,873)	(3,138,882)

	(78,106,492)	(13,716,780)

Increase in net assets derived from capital share transactions	146,061,470	145,431,200

NET INCREASE IN NET ASSETS	159,634,182	150,687,550
NET ASSETS:
Beginning of year	150,687,550	—

End of year (including undistributed net investment income of $2,857,740 and $678,093, respectively)	$310,321,732	$150,687,550

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–15

LVIP Global Income Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund
	Standard Class
	Year	5/4/09[1]
	Ended	to
	12/31/10	12/31/09

Net asset value, beginning of period	$10.817	$10.000

Income from investment operations:
Net investment income[2]	0.322	0.205
Net realized and unrealized gain on investments and foreign currencies	0.721	0.789

Total from investment operations	1.043	0.994

Less dividends and distributions from:
Net investment income	(0.286)	(0.177)

Total dividends and distributions	(0.286)	(0.177)

Net asset value, end of period	$11.574	$10.817

Total return[3]	9.68%	9.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$64,737	$91,671
Ratio of expenses to average net assets	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.80%	0.84%
Ratio of net investment income to average net assets	2.87%	2.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.82%	2.79%
Portfolio turnover	44%	33%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–16

LVIP Global Income Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund
	Service Class
	Year	5/4/09[1]
	Ended	to
	12/31/10	12/31/09

Net asset value, beginning of period	$10.833	$10.000

Income from investment operations:
Net investment income[2]	0.299	0.187
Net realized and unrealized gain on investments and foreign currencies	0.718	0.801

Total from investment operations	1.017	0.988

Less dividends and distributions from:
Net investment income	(0.261)	(0.155)

Total dividends and distributions	(0.261)	(0.155)

Net asset value, end of period	$11.589	$10.833

Total return[3]	9.42%	9.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$245,585	$59,017
Ratio of expenses to average net assets	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.09%
Ratio of net investment income to average net assets	2.62%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.57%	2.54%
Portfolio turnover	44%	33%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–17

LVIP Global Income Fund
Notes to Financial Statements
December 31, 2010
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Global Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The investment objective of the Fund is to seek current income consistent with the preservation of capital. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation– Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes– No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2009–2010), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting– Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other– Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisors, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. LIAC has contractually agreed to waive 0.05% of its advisory fee for

LVIP Global Income Fund–18

LVIP Global Income Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

the Fund. The fee waiver will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.75% of average daily net assets. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Mondrian Investment Partners Ltd. (Mondrian) (Sub-Advisor), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian at an annual rate of 0.30% of Mondrian’s managed portion of the Fund’s average daily net assets.

Franklin Advisers, Inc. (Franklin) (Sub-Advisor), is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin at an annual rate of 0.30% of Franklin’s managed portion of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $13,315 and $7,525, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$148,846
Distribution fees payable to LFD	48,592

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $208,075,654 and sales of $82,209,205 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $303,101,243. At December 31, 2010, net unrealized appreciation was $14,907,851, of which $18,817,828 related to unrealized appreciation of investments and $3,909,977 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Global Income Fund–19

LVIP Global Income Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Corporate Debt	$—	$28,667,817	$—	$28,667,817
Foreign Debt	—	240,985,251	17,071,610	258,056,861
Municipal Bonds	—	3,104,349	—	3,104,349
Discount Notes	—	9,179,999	—	9,179,999
Short-Term Investment	19,000,068	—	—	19,000,068

Total	$19,000,068	$281,937,416	$17,071,610	$318,009,094

Foreign Currency Exchange Contracts	$—	$1,132,441	$—	$1,132,441

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Foreign	Short-Tem
	Total	Debt	Investment

Balance as of 12/31/09	$7,830,801	$7,482,218	$348,583
Transfers into (out of) sector*	—	348,583	(348,583)
Purchases	9,197,372	9,197,372	—
Sales	(816,965)	(816,965)	—
Net realized gain	14,589	14,589	—
Net change in unrealized appreciation/depreciation	845,813	845,813	—

Balance as of 12/31/10	$17,071,610	$17,071,610	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/10	$843,203	$843,203	$—

*	This was due to change in sector allocation as shown on Statement of Net Assets.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2010 and the period ended December 31, 2009 was as follows:

	Year	5/4/09*
	Ended	to
	12/31/10	12/31/09
Ordinary income	$6,375,695	$2,137,104

*	Date of commencement of operations.

In addition, the Fund declared an ordinary income consent dividend of $265,392 for the year ended December 31, 2009. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP Global Income Fund–20

LVIP Global Income Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$291,758,062
Undistributed ordinary income	5,785,719
Undistributed long-term capital gains	135,376
Post-October losses	(481,759)
Other temporary differences	(2,615,451)
Unrealized appreciation of investments and foreign currencies	15,739,785

Net assets	$310,321,732

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, straddles and mark-to-market of foreign currency exchange contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital
$2,553,805	$(2,819,197)	$265,392

6.	Capital Shares
Transactions in capital shares were as follows:

	Year	5/4/09*
	Ended	to
	12/31/10	12/31/09
Shares sold:
Standard Class	1,913,550	9,362,516
Service Class	17,296,568	5,675,778
Shares issued upon reinvestment of dividends and distributions:
Standard Class	134,423	133,580
Service Class	422,078	61,286

	19,766,619	15,233,160

Shares repurchased:
Standard Class	(4,930,003)	(1,020,998)
Service Class	(1,974,615)	(289,285)

	(6,904,618)	(1,310,283)

Net increase	12,862,001	13,922,877

*	Date of commencement of operations

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts– The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of

LVIP Global Income Fund–21

LVIP Global Income Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2010, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Global Income Fund–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Global Income Fund

We have audited the accompanying statement of net assets of the LVIP Global Income Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period May 4, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Global Income Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for the year then ended and for the period May 4, 2009 (commencement of operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Global Income Fund–23

LVIP Global Income Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
0.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $196,982. The gross foreign income earned during the fiscal year 2010 by the Fund was $6,001,537. Complete information will be completed and reported in conjunction with your 2010 Form 1099-DN.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-advisers’ performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-advisers, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-advisers. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-advisers’ use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-advisers. The Board concluded that LIAC had appropriately reviewed and monitored the sub-advisers’ investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation agreement and an advisory fee waiver for the Fund through April 30, 2011. The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Global Income Fund–24

LVIP Global Income Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreements with Franklin and Mondrian

In considering the renewal of the sub-advisory agreement between LIAC and Franklin Advisers, Inc.(“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the sub-advisory agreement. The Board considered the services provided by Franklin, the background of the portfolio managers and Franklin’s investment strategy. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

In considering the renewal of the sub-advisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the sub-advisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

In considering investment performance, the Board considered that Franklin and Mondrian each managed approximately half of the Fund’s assets. The Board reviewed the Fund’s investment performance compared to the average of its Lipper peer group of global income funds and the Citigroup ex U.S. World Global Bond Index and noted that the Fund’s one year performance was within range of the average of the Lipper performance group and that the Fund had outperformed the benchmark index for the one year period. The Board determined that the services provided by Franklin and Mondrian were satisfactory.

The Board reviewed the sub-advisory fees of Franklin and Mondrian and noted that the fees were within range of the contractual sub-adviser fees of the Lipper expense group. The Board noted that Franklin’s fee was lower than the fees charged to two similar funds managed by Franklin, and Mondrian’s fee was the same as the effective fee rates charged to other registered funds advised by Mondrian. The Board concluded that the sub-advisory fees were reasonable.

With respect to profitability for Franklin, the Board considered that the sub-advisory fee was negotiated at arm’s length between LIAC and Franklin, an unaffiliated party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives and noted that none were identified.

With respect to profitability for Mondrian, the Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing sub-advisory services to the Fund, which was negative, and noted that the sub-advisory fee was negotiated at arm’s length between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreements for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreements.

LVIP Global Income Fund–25

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Global Income Fund–26

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund–27

LVIP Janus Capital Appreciation Fund

LVIP Janus Capital
Appreciation Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Janus Capital Appreciation Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP Janus Capital Appreciation Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 11.35% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 1000® Growth Index*, returned 16.71%.

U.S. stocks posted double-digit gains during the 12-month period ended December 31, 2010 and closed near their highest level since June 2008. Equity markets began the year on a bullish note, but soon gave way to worries over rising interest rates and tighter lending in China. Europe’s sovereign debt issues triggered a sell-off in the spring, and worries that deep spending cuts from government austerity measures could derail global growth added to the bearish tone. Stocks rebounded in September following better-than-expected economic data and continued to rally through the final three months, fueled by more positive data points and a second round of quantitative easing by the Fed. Small caps significantly outperformed large caps during the period, while growth-style indices significantly outperformed value. Consumer discretionary and industrials were the best performing sectors within the Russell 1000 Growth Index, while health care and utilities were relative laggards. Commodities posted strong gains, although natural gas was a notable exception with double-digit losses.

The Fund’s underperformance during the year was driven by stock selection within health care, energy and consumer staples. The Fund’s underweight position in consumer discretionary also detracted from relative results. Many of the market’s top-performing stocks rose on momentum as investors crowded into scarce high growth stocks amid a weak economic environment. Also driving performance among large cap growth benchmarks for the year (and our underperformance given the underweighting) were cyclical companies such as consumer discretionary stocks. We added some exposure to pharmaceutical firms that we felt were undervalued and had unique opportunities for product growth. We also bought shares in financial firms and some consumer-related stocks, among other holdings. Based on our bottom-up research, we continue to focus on companies that we feel won’t require a strong cyclical rebound to generate solid results.

Shares of network equipment provider Cisco Systems Inc. dropped significantly after the company gave lower-than-expected guidance. The firm cited tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. We are evaluating the position and looking at the report in the context of our identified key leverage points.

Chip maker Qualcomm Inc. fell during the period. Qualcomm’s licensing and semiconductor businesses remain attractive, but it continues to spin its wheels in attempting to create additional businesses. We believe the company’s future remains bright, but given the high volatility in its business model and valuation we decided to sell the position.

Brazilian oil development and production company Petroleo Brasileiro (known as Petrobras) retreated amid concerns over potential dilution related to a large capital raise. The complexity over the deal clouds the near-term prospects for Petrobras, in our view. We sold our position.

Occidental Petroleum Corp. benefited from a rise in energy prices as well as an announcement that it would divest assets in Argentina, add to its U.S. assets and raise its dividend. We like Occidental, which has oil and gas, chemicals and midstream (processing and transport) divisions, for its continued ability to grow its U.S. assets while containing operating and capital costs.

Apple remained a top position in the Fund largely because of its highly successful line of differentiated mobile computing products as well as its potential to continue to grow market share in personal computers. The company is executing well and may be in the early stages of its market share gains globally. We see Apple continuing to be a dominant player in the smart phone market; its hardware and software integration remains a key driver of its market share gains in the personal computing space.

Top holding Oracle Corp. also performed well. Oracle is an example of a company with a relatively stable customer base, recurring revenue stream and differentiated products. This combination positions Oracle to do well in a variety of economic environments, in our view. We believe it is executing effectively on its acquisition of Sun Microsystems and is now able to offer more integrated hardware and software products.

While the investing climate has improved, market conditions remained challenging for the Fund. Relatively high correlations among stocks persisted through the year as investors bought the “market” as a whole rather than focus on fundamental quality. We look for opportunities to invest in companies that we feel have sustainable advantages, lean operating structures and durable growth at compelling valuations. These companies tended to be relative underperformers during the year.

Valuations for high quality growth companies remain compelling. Historically, growth stocks have traded at a premium over value stocks because of their faster growth potential. However that premium has narrowed to the point where growth and value now have similar multiples. This would make sense if growth companies were reporting weaker earnings or balance sheets were deteriorating. But the opposite appears to be the case; corporate profits have been rising, balance sheets remain healthy and net margins for large companies hit the highest level in more than 25 years. These are hardly signs of weakening fundamentals. Moreover, if the economy slows and margins revert to the mean, high-quality companies will have more ability to protect profitability than firms with lower margins. These high-quality stocks thus have a favorably skewed risk/reward profile.

Going forward, we believe that additional liquidity and stimulus in the system will continue to support investor sentiment and economic growth. We remain concerned about sovereign debt issues in Europe, inflationary pressures in emerging markets and weakness in the U.S. housing market. We are confident in our portfolio holdings, however, because we feel many of our top names trade at a discount to the market with the potential to generate faster growth at higher returns. Given their discounted valuations and their ability to appreciate in a variety of macro-economic outcomes, our holdings represent what we believe are the best risk-reward opportunities in the large-cap growth universe.

Thank you for your investment; we look forward to partnering with you in the years to come.

Jonathan Coleman
Dan Riff
Janus Capital Management LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Janus Capital Appreciation Fund–1

LVIP Janus Capital Appreciation Fund
2010 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Janus
	Capital Appreciation
	Fund Standard	Russell 1000
	Class	Growth Index
12/31/00	10000	10000
	7412	7958
	5413	5739
	7170	7446
	7549	7915
	7866	8332
	8627	9088
	10389	10161
	6148	6255
	8516	8583
12/31/10	9483	10017

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Janus Capital Appreciation Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,483. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have increased to $10,017. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+11.35%

Five Years	+3.81%

Ten Years	−0.53%

Service Class Shares

One Year	+11.08%

Five Years	+3.55%

Inception (5/15/03)	+5.95%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Janus Capital Appreciation Fund–2

LVIP Janus Capital Appreciation Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,210.60	0.75%	$4.18
Service Class Shares	1,000.00	1,209.00	1.00%	5.57

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Janus Capital Appreciation Fund–3

LVIP Janus Capital Appreciation Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.98%

Aerospace & Defense	2.10%
Air Freight & Logistics	2.37%
Automobiles	0.98%
Beverages	6.06%
Biotechnology	5.35%
Capital Markets	3.28%
Chemicals	2.13%
Communications Equipment	2.88%
Computers & Peripherals	8.77%
Diversified Financial Services	2.42%
Electrical Equipment	0.86%
Electronic Equipment, Instruments & Components	1.92%
Energy Equipment & Services	1.32%
Food & Staples Retailing	1.36%
Food Products	0.40%
Health Care Equipment & Supplies	2.57%
Health Care Providers & Services	2.36%
Hotels, Restaurants & Leisure	1.88%
Household Products	1.28%
Industrial Conglomerates	1.63%
Insurance	1.27%
Internet Catalog & Retail	0.95%
Internet Software & Services	8.15%
IT Services	1.80%
Leisure Equipment & Products	0.50%
Machinery	1.39%
Media	2.31%
Metals & Mining	2.39%
Multiline Retail	0.50%
Oil, Gas & Consumable Fuels	8.22%
Pharmaceuticals	4.26%
Road & Rail	1.61%
Semiconductors & Semiconductor Equipment	2.41%
Software	4.08%
Specialty Retail	1.03%
Textiles, Apparel & Luxury Goods	0.48%
Tobacco	1.68%
Wireless Telecommunication Services	4.03%

Short-Term Investment	0.96%

Total Value of Securities	99.94%

Receivables and Other Assets Net of Liabilities	0.06%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	5.11%
Occidental Petroleum	4.52%
Anheuser-Busch InBev	4.16%
Crown Castle International	4.03%
ebay	3.95%
International Business Machines	3.66%
Oracle	3.52%
Celgene	3.27%
Google Class A	2.75%
Cisco Systems	2.40%

Total	37.37%

LVIP Janus Capital Appreciation Fund–4

LVIP Janus Capital Appreciation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.98%
	Aerospace & Defense–2.10%
	Precision Castparts	35,750	$4,976,757
	Raytheon	27,785	1,287,557
	United Technologies	25,330	1,993,978

			8,258,292

	Air Freight & Logistics–2.37%
	Expeditors International Washington	61,495	3,357,627
	FedEx	21,260	1,977,393
	Robinson (C.H.) Worldwide	49,780	3,991,858

			9,326,878

	Automobiles–0.98%
†	General Motors	104,315	3,845,051

			3,845,051

	Beverages–6.06%
	Anheuser-Busch InBev (Belgium)	286,319	16,383,590
*†	Anheuser-Busch InBev VVPR Strip (Belgium)	437,656	2,341
	Coca-Cola Enterprises	104,530	2,616,386
	Diageo (United Kingdom)	264,440	4,900,971

			23,903,288

	Biotechnology–5.35%
†	Celgene	217,750	12,877,735
†	Genzyme	47,880	3,409,056
†	Gilead Sciences	86,185	3,123,344
†	Vertex Pharmaceuticals	48,435	1,696,678

			21,106,813

	Capital Markets–3.28%
	Goldman Sachs Group	30,430	5,117,109
	Morgan Stanley	73,300	1,994,493
	T. Rowe Price Group	89,860	5,799,564

			12,911,166

	Chemicals–2.13%
	duPont (E.I.) deNemours	39,835	1,986,970
	K+S (Germany)	33,647	2,546,564
	Praxair	40,355	3,852,692

			8,386,226

	Communications Equipment–2.88%
†	Cisco Systems	467,725	9,462,077
†	Motorola	207,585	1,882,796

			11,344,873

	Computers & Peripherals–8.77%
†	Apple	62,395	20,126,132
	International Business Machines	98,340	14,432,379

			34,558,511

	Diversified Financial Services–2.42%
	†Citigroup	441,730	2,089,383
	CME Group	8,295	2,668,916
	JPMorgan Chase	112,260	4,762,069

			9,520,368

	Electrical Equipment–0.86%
	Emerson Electric	59,260	3,387,894

			3,387,894

	Electronic Equipment, Instruments & Components–1.92%
	Amphenol Class A	79,930	4,218,705
	Tyco Electronics (Switzerland)	94,600	3,348,840

			7,567,545

	Energy Equipment & Services–1.32%
	Halliburton	127,875	5,221,136

			5,221,136

	Food & Staples Retailing–1.36%
	Walgreen	137,640	5,362,454

			5,362,454

	Food Products–0.40%
	Heinz (H. J.)	32,160	1,590,634

			1,590,634

	Health Care Equipment & Supplies–2.57%
	Covidien (Ireland)	151,500	6,917,490
†	St. Jude Medical	74,767	3,196,289

			10,113,779

	Health Care Providers & Services–2.36%
†	Medco Health Solutions	104,925	6,428,755
	UnitedHealth Group	79,990	2,888,439

			9,317,194

	Hotels, Restaurants & Leisure–1.88%
	Crown (Australia)	388,001	3,271,268
	McDonald’s	53,962	4,142,123

			7,413,391

	Household Products–1.28%
	Colgate-Palmolive	62,700	5,039,199

			5,039,199

	Industrial Conglomerates–1.63%
	Tyco International (Switzerland)	155,115	6,427,966

			6,427,966

	Insurance–1.27%
	AFLAC	48,600	2,742,498
	Prudential (United Kingdom)	218,159	2,273,464

			5,015,962

LVIP Janus Capital Appreciation Fund–5

LVIP Janus Capital Appreciation Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Internet & Catalog Retail–0.95%
	Expedia	74,430	$1,867,449
†	NetFlix	10,740	1,887,018

			3,754,467

	Internet Software & Services–8.15%
†	eBay	558,800	15,551,404
†	Google Class A	18,250	10,839,953
†	Yahoo	344,620	5,731,031

			32,122,388

	IT Services–1.80%
†	Amdocs (United Kingdom)	116,740	3,206,847
†	Verisk Analytics Class A	60,874	2,074,586
	Western Union	97,975	1,819,396

			7,100,829

	Leisure Equipment & Products–0.50%
	Mattel	77,210	1,963,450

			1,963,450

	Machinery–1.39%
	Danaher	115,795	5,462,050

			5,462,050

	Media–2.31%
	CBS Class B	299,510	5,705,666
	Disney (Walt)	90,385	3,390,341

			9,096,007

	Metals & Mining–2.39%
	Newmont Mining	106,315	6,530,930
	Nucor	66,050	2,894,311

			9,425,241

	Multiline Retail–0.50%
	Macy’s	78,330	1,981,749

			1,981,749

	Oil, Gas & Consumable Fuels–8.22%
	Apache	50,135	5,977,596
	EOG Resources	94,085	8,600,310
	Occidental Petroleum	181,460	17,801,227

			32,379,133

	Pharmaceuticals–4.26%
	Abbott Laboratories	80,120	3,838,549
	Bristol-Myers Squibb	287,620	7,616,178
	†Endo Pharmaceuticals Holdings	92,330	3,297,104
	Pfizer	116,230	2,035,187

			16,787,018

	Road & Rail–1.61%
	Canadian National Railway (Canada)	53,710	3,570,103
	Union Pacific	30,095	2,788,603

			6,358,706

	Semiconductors & Semiconductor Equipment–2.41%
†	Marvell Technology Group (Bermuda)	143,365	2,659,421
	Taiwan Semiconductor Manufacturing (Taiwan)	1,439,507	3,503,770
	Texas Instruments	102,119	3,318,868

			9,482,059

	Software–4.08%
	Microsoft	78,705	2,197,444
	Oracle	443,355	13,877,011

			16,074,455

	Specialty Retail–1.03%
	Limited Brands	132,480	4,071,110

			4,071,110

	Textiles, Apparel & Luxury Goods–0.48%
	Polo Ralph Lauren	17,200	1,907,824

			1,907,824

	Tobacco–1.68%
	Philip Morris International	113,155	6,622,962

			6,622,962

	Wireless Telecommunication Services–4.03%
†	Crown Castle International	362,505	15,888,594

			15,888,594

	Total Common Stock (Cost $297,894,999)		390,096,662

	SHORT-TERM INVESTMENT–0.96%
	Money Market Mutual Fund–0.96%
	Dreyfus Treasury & Agency Cash Management Fund	3,769,596	3,769,596

	Total Short-Term Investment (Cost $3,769,596)		3,769,596

LVIP Janus Capital Appreciation Fund–6

LVIP Janus Capital Appreciation Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.94% (Cost $301,664,595)	$393,866,258
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	251,314

NET ASSETS APPLICABLE TO 18,351,343 SHARES OUTSTANDING–100.00%	$394,117,572

NET ASSET VALUE–LVIP JANUS CAPITAL APPRECIATION FUND STANDARD CLASS ($327,269,674 / 15,220,010 Shares)	$21.503

NET ASSET VALUE–LVIP JANUS CAPITAL APPRECIATION FUND SERVICE CLASS ($66,847,898 / 3,131,333 Shares)	$21.348

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$421,906,210
Undistributed net investment income	479,436
Accumulated net realized loss on investments	(120,573,470)
Net unrealized appreciation of investments and foreign currencies	92,305,396

Total net assets	$394,117,572

†	Non income producing security.

*	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

Summary of Abbreviations:
CSFB–Credit Suisse First Boston
EUR–European Monetary Unit
GBP–British Pound Sterling
HKSB–Hong Kong Shanghai Bank
JPM–JPMorgan Securities
USD–United States Dollar
VVPR Strip–Dividend Coupon

1 The following foreign currency exchange contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts					Appreciation
Counterparty	to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
CSFB	EUR	(700,000)	USD	961,660	1/13/11	$25,815
HKSB	EUR	(1,780,000)	USD	2,333,865	1/27/11	(45,802)
HKSB	GBP	12,074	USD	(18,667)	1/4/11	169
JPM	EUR	(600,000)	USD	854,328	1/6/11	52,166
JPM	GBP	(780,000)	USD	1,269,247	1/6/11	52,465

						$84,813

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Janus Capital Appreciation Fund–7

LVIP Janus Capital Appreciation Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$5,223,850
Interest	9,561
Foreign tax withheld	(112,002)

5,121,409

EXPENSES:
Management fees	2,813,828
Accounting and administration expenses	170,972
Distribution expenses-Service Class	150,621
Reports and statements to shareholders	98,603
Custodian fees	29,439
Professional fees	26,189
Trustees’ fees	12,059
Pricing fees	1,774
Other	15,161

3,318,646
Less expenses waived/reimbursed	(300,001)

Total operating expenses	3,018,645

NET INVESTMENT INCOME	2,102,764

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	10,481,020
Foreign currencies	1,923,330

Net realized gain	12,404,350
Net change in unrealized appreciation/depreciation of investments and foreign currencies	25,888,994

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	38,293,344

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,396,108

See accompanying notes, which are an integral part of the financial statements.

LVIP Janus Capital Appreciation Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,102,764	$1,648,548
Net realized gain (loss) on investments and foreign currencies	12,404,350	(63,385,026)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	25,888,994	169,145,207

Net increase in net assets resulting from operations	40,396,108	107,408,729

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,283,414)	(2,389,910)
Service Class	(316,513)	(372,646)

	(2,599,927)	(2,762,556)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,249,480	5,850,416
Service Class	19,372,441	30,776,251
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,283,414	2,389,910
Service Class	316,513	372,646

	30,221,848	39,389,223

Cost of shares repurchased:
Standard Class	(42,251,615)	(36,640,255)
Service Class	(16,536,824)	(13,532,267)

	(58,788,439)	(50,172,522)

Decrease in net assets derived from capital share transactions	(28,566,591)	(10,783,299)

NET INCREASE IN NET ASSETS	9,229,590	93,862,874
NET ASSETS:
Beginning of year	384,887,982	291,025,108

End of year (including undistributed net investment income (accumulated net investment loss) of $479,436 and $(946,731), respectively)	$394,117,572	$384,887,982

See accompanying notes, which are an integral part of the financial statements.

LVIP Janus Capital Appreciation Fund–8

LVIP Janus Capital Appreciation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Janus Capital Appreciation Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$19.449	$14.150	$24.169	$20.116	$18.376

Income (loss) from investment operations:
Net investment income[1]	0.118	0.087	0.121	0.095	0.051
Net realized and unrealized gain (loss) on investments and foreign currencies	2.086	5.351	(10.000)	4.019	1.725

Total from investment operations	2.204	5.438	(9.879)	4.114	1.776

Less dividends and distributions from:
Net investment income	(0.150)	(0.139)	(0.140)	(0.061)	(0.036)

Total dividends and distributions	(0.150)	(0.139)	(0.140)	(0.061)	(0.036)

Net asset value, end of period	$21.503	$19.449	$14.150	$24.169	$20.116

Total return[2]	11.35%	38.53%	(40.82% )	20.42%	9.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$327,270	$327,324	$264,563	$506,900	$488,232
Ratio of expenses to average net assets	0.76%	0.75%	0.71%	0.69%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.84%	0.85%	0.85%	0.82%	0.83%
Ratio of net investment income to average net assets	0.60%	0.55%	0.61%	0.43%	0.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.52%	0.45%	0.47%	0.30%	0.14%
Portfolio turnover	46%	52%	68%	123%	99%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Janus Capital Appreciation Fund–9

LVIP Janus Capital Appreciation Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Janus Capital Appreciation Fund Service Class
			Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$19.313	$14.087	$24.036	$20.014	$18.294

Income (loss) from investment operations:
Net investment income[1]	0.069	0.047	0.072	0.040	0.004
Net realized and unrealized gain (loss) on investments and foreign currencies	2.067	5.319	(9.931)	3.996	1.716

Total from investment operations	2.136	5.366	(9.859)	4.036	1.720

Less dividends and distributions from:
Net investment income	(0.101)	(0.140)	(0.090)	(0.014)	—

Total dividends and distributions	(0.101)	(0.140)	(0.090)	(0.014)	—

Net asset value, end of period	$21.348	$19.313	$14.087	$24.036	$20.014

Total return[2]	11.08%	38.17%	(40.97% )	20.11%	9.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,848	$57,564	$26,462	$36,209	$16,903
Ratio of expenses to average net assets	1.01%	1.00%	0.96%	0.94%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.09%	1.10%	1.10%	1.07%	1.08%
Ratio of net investment income to average net assets	0.35%	0.30%	0.36%	0.18%	0.02%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.27%	0.20%	0.22%	0.05%	(0.11%	)
Portfolio turnover	46%	52%	68%	123%	99%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Janus Capital Appreciation Fund–10

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Janus Capital Appreciation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is long-term capital growth of capital in a manner consistent with the preservation of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $22,066 for the year ended December 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Janus Capital Appreciation Fund–11

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $150 million of average daily net assets of the Fund. This agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

Janus Capital Management LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% for the first $250 million of the Fund’s average daily net assets; 0.35% of the next $500 million; 0.30% of the next $750 million and 0.25% of the average daily net assets of the Fund in excess of $1.5 billion.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $24,051 and $6,320, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$224,065
Distribution fees payable to LFD	14,104

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $167,405,362 and sales of $186,485,062 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments was $305,121,384. At December 31, 2010, net unrealized appreciation was $88,744,874, of which $98,662,562 related to unrealized appreciation of investments and $9,917,688 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Janus Capital Appreciation Fund–12

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Total

Common Stock	$390,096,662	$—	$390,096,662
Short-Term Investment	3,769,596	—	3,769,596

Total	$393,866,258	$—	$393,866,258

Foreign Currency Exchange Contracts	$—	$84,813	$84,813

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$2,599,927	$2,762,556

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$421,906,210
Undistributed ordinary income	564,249
Capital loss carryforwards	(117,116,681)
Unrealized appreciation of investments and foreign currencies	88,763,794

Net assets	$394,117,572

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and capital loss carryforwards expiration. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$1,923,330	$111,615,163	$(113,538,493)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $113,538,493 expired in 2010 and $10,388,586 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $29,942,002 expires in 2011, $13,513,584 expires in 2016 and $73,661,095 expires in 2017.

LVIP Janus Capital Appreciation Fund–13

LVIP Janus Capital Appreciation Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	418,304	355,088
Service Class	994,588	1,920,258
Shares issued upon reinvestment of dividends and distributions:
Standard Class	107,927	134,182
Service Class	15,066	21,053

	1,535,885	2,430,581

Shares repurchased:
Standard Class	(2,136,401)	(2,356,221)
Service Class	(858,840)	(839,349)

	(2,995,241)	(3,195,570)

Net decrease	(1,459,356)	(764,989)

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Janus Capital Appreciation Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Janus Capital Appreciation Fund

We have audited the accompanying statement of net assets of the LVIP Janus Capital Appreciation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Janus Capital Appreciation Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Janus Capital Appreciation Fund–15

LVIP Janus Capital Appreciation Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	(C)
Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%

(A) and (B)	is based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for the Fund. The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Janus Capital Appreciation Fund–16

LVIP Janus Capital Appreciation Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Janus

In considering the renewal of the sub-advisory agreement between LIAC and Janus Capital Management LLC (“Janus”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Janus under the sub-advisory agreement. The Board considered the services provided by Janus, the portfolio managers and research team, research approach and trading and compliance resources that Janus uses. They also reviewed information provided regarding portfolio manager compensation, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of large-cap growth funds and the Russell 1000 Growth Index and noted that the Fund’s performance was above the average of its Lipper performance group for the one year, three year and five year periods, and that the Fund had outperformed the benchmark index for the one year period. The Board concluded that the services provided by Janus were satisfactory.

The Board considered the sub-advisory fee schedule under the sub-advisory agreement, which includes breakpoints, and reviewed the fee rates charged to other funds managed by Janus and considered Janus’ representation that the fee schedule was in line with its standard pricing terms. The Board noted that the fee was in the range of the contractual sub-adviser fees of the Lipper expense group, and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered the information provided by Janus, and that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Janus, an unaffiliated third party, and that LIAC compensates Janus from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by Janus as to any additional benefits it receives and noted that Janus has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Janus and that some Janus funds are available in various Lincoln Life products.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Janus Capital Appreciation Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Janus Capital Appreciation Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Janus Capital Appreciation Fund–19

LVIP J.P. Morgan High Yield Fund

LVIP J.P. Morgan High Yield Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP J.P. Morgan High Yield Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation	3
Statement of Net Assets	4
Statement of Operations	12
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	18
Other Fund Information	19
Officer/Trustee Information	20

LVIP J.P. Morgan High Yield Fund
2010 Annual Report Commentary

The Fund returned 6.85% (Standard Class shares with distributions reinvested) since inception on April 30, 2010 through December 31, 2010, while its benchmark, the Barclays Capital U. S. High Yield 2% Constrained Index* returned 7.41%

The fourth quarter began with a number of unanswered questions regarding the U.S. midterm elections, tax policy and the size of the Federal Reserve’s second round of quantitative easing (QE2). The shift of control in the House of Representatives to the Republican Party led to a compromise between President Barack Obama and Congressional Republicans on the Bush-era tax cuts, extending them in addition to emergency unemployment benefits. The deal also included a surprise payroll tax cut. Finally, the Federal Reserve (Fed) announced at the November Federal Open Market Committee meeting that it would purchase an additional $600 billion in Treasury securities through the middle of 2011. Leading up to the Fed’s announcement of QE2, yields fell and financial market prices rose.

Even with the continued overhang of slack in the U.S. economy, economic momentum increased in the fourth quarter. Consumption and confidence trajectories were strong despite weak inflation and an increase in the unemployment rate in November. Any economic momentum was further supported by significant fiscal and monetary policy. The new tax deal will give consumers more disposable income and spending will no longer be a significant drag on gross domestic product in the first half of 2011, which should boost growth. Furthermore, the Fed’s purchases of Treasury securities has begun to have the desired effects of persuading investors to move into riskier assets, encouraging lending and causing market-implied, inflation-breakeven rates to rise.

Following a modestly slow second quarter, the primary market continued on a fervent pace in the third and fourth quarters. The new issue market for high-yield bonds surpassed 2009’s record pace of $180 billion, with a total volume of $302 billion. In the fourth quarter, the new-issue market brought $91 billion of new deals, making it the most active quarter on record.

The Fund outperformed the index in the: 1) basic materials, 2) capital goods, 3) consumer cyclicals, 4) consumer non-cyclicals, 5) energy, 6) financial, 7) transportation, and 6) utility sectors. Alternatively, the Fund trailed the index in the: 1) communications, 2) industrial, and 3) technology sectors.

Our investment strategy continues to be based upon a credit barbell process that is intended to take specific, targeted, credit risk when our analysis indicates a favorable risk/reward opportunity, while building a core of improving credits. We continue to selectively add credit volatility on specific issuers that offer incremental reward for the level of spread risk. As credit fundamentals continue to improve, there has been a natural migration higher in quality as we harvest returns and specific issuers are upgraded.

We continue to expect that the U.S. economy will improve, with the support of stronger-than-expected global economic growth, benign inflationary pressure, increased clarity on U.S. fiscal and monetary policy, and open capital markets. Credit fundamentals continue to improve as revenue is improving and operating costs are generally lean. We anticipate the elevated high yield new-issuance volumes to continue with access to the capital markets robust. Importantly, while proceeds were used to enhance leverage in the last cycle, recent new-issue activity in this cycle thus far has been focused on refinancing and extending maturities. This, coupled with improving economic conditions, corporations with strong balance sheets and strengthening revenues, should lead to a continued drop in default rates and drive spreads tighter to reflect fair market value.

William J. Morgan, Senior Portfolio Manager and Team Leader
J.P. Morgan Investment Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/10

			Barclays Capital
	LVIP J.P.	LVIP J.P.	U.S. High
	Morgan High	Morgan High	Yield 2%
	Yield Fund	Yield Fund	Issuer Cap
	Standard Class	Service Class	TR Index
5/3/10	10000	10000	10000
12/31/10	10685	10667	10741

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP J.P. Morgan High Yield Fund on 5/3/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,685 for the Standard Class shares and $10,667 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. High-Yield 2% Constrained Index did over the same period. The same $10,000 investment would have increased to $10,741. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (5/3/10)	+6.85%

Service Class Shares

Inception (5/3/10)	+6.67%

*	The Barclays Capital U.S. High-Yield 2% Constrained Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Bal, a minimum amount outstanding of $150 million, and at least 1 year to maturity.

LVIP J.P. Morgan High Yield Fund–1

LVIP J.P. Morgan High Yield Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,103.40	0.82%	$4.35
Service Class Shares	1,000.00	1,102.00	1.07%	5.67

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.07	0.82%	$4.18
Service Class Shares	1,000.00	1,019.81	1.07%	5.45

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP J.P. Morgan High Yield Fund–2

LVIP J.P. Morgan High Yield Fund

Sector Allocation
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Commercial Mortgage-Backed Security	0.32%

Convertible Bonds	0.37%

Corporate Bonds	85.23%

Aerospace & Defense	1.19%
Airlines	2.64%
Auto Components	0.59%
Automobiles	0.71%
Beverages	0.37%
Building Products	0.39%
Capital Markets	0.64%
Chemicals	1.67%
Commercial Banks	2.76%
Commercial Services & Supplies	1.43%
Communications Equipment	0.71%
Computers & Peripherals	0.46%
Construction & Engineering	0.15%
Construction Materials	0.41%
Consumer Finance	1.47%
Containers & Packaging	2.93%
Diversified Consumer Services	0.97%
Diversified Financial Services	2.17%
Diversified Telecommunication Services	6.94%
Electrical Equipment	0.35%
Electronic Equipment, Instruments & Components	0.58%
Energy Equipment & Services	1.59%
Food & Staples Retailing	0.92%
Food Products	1.24%
Health Care Equipment & Supplies	0.53%
Health Care Providers & Services	3.42%
Hotels, Restaurants & Leisure	5.35%
Household Durables	2.09%
Independent Power Producers & Energy Traders	2.43%
Insurance	2.11%
Internet Software & Services	0.37%
IT Services	2.08%
Leisure Equipment & Products	0.46%
Machinery	1.55%
Marine	1.15%
Media	6.86%
Metals & Mining	2.95%
Multiline Retail	0.75%
Multi-Utilities	0.26%
Oil, Gas & Consumable Fuels	9.03%
Paper & Forest Products	1.72%
Personal Products	0.20%
Pharmaceuticals	1.13%
Real Estate Investment Trusts	0.48%
Real Estate Management & Development	0.09%
Road & Rail	2.13%
Semiconductors & Semiconductor Equipment	1.20%
Specialty Retail	0.81%
Tobacco	0.34%
Wireless Telecommunication Services	2.46%

Senior Secured Loans	7.53%

Common Stock	0.24%

Convertible Preferred Stock	0.46%

Short-Term Investment	4.48%

Total Value of Securities	98.63%

Receivables and Other Assets Net of Liabilities	1.37%

Total Net Assets	100.00%

LVIP J.P. Morgan High Yield Fund–3

LVIP J.P. Morgan High Yield Fund
Statement of Net Assets
December 31, 2010

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITY–0.32%
•#	Banc of America Large Loan Series 2010-HLTN HLTN 144A 2.01% 11/15/15	$200,000	$178,309

	Total Commercial Mortgage-Backed Security (Cost $175,040)		178,309

	CONVERTIBLE BONDS–0.37%
	Century Aluminum 1.75% exercise price $30.54, expiration date 8/1/24	27,000	26,899
	Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	202,000	181,800

	Total Convertible Bonds (Cost $206,639)		208,699

	CORPORATE BONDS–85.23%
	Aerospace & Defense–1.19%
	Alliant Techsystems 6.75% 4/1/16	50,000	52,063
	6.875% 9/15/20	50,000	51,688
#	Esterline Technologies 144A 7.00% 8/1/20	100,000	103,500
	Kratos Defense & Security Solutions 10.00% 6/1/17	100,000	111,250
#	Spirit Aerosystems 144A 6.75% 12/15/20	103,000	103,515
	Triumph Group 8.00% 11/15/17	200,000	208,999
	8.625% 7/15/18	35,000	38,413

			669,428

	Airlines–2.64%
◆	Continental Airlines Pass Through Trust Series 2003-ERJ1 7.875% 7/2/18	60,301	59,095
	Series 2004-ERJ1 9.558% 9/1/19	361,496	363,304
#	Delta Air Lines 144A 12.25% 3/15/15	189,000	214,043
◆	Northwest Airlines Pass Through Trust Series 2007-I Class A 7.027% 11/1/19	594,638	606,524
#	United Air Lines 144A 9.875% 8/1/13	114,000	123,405
	12.00% 11/1/13	105,000	116,288

			1,482,659

	Auto Components–0.59%
	Affinia Group 9.00% 11/30/14	150,000	154,875
#	Allison Transmission 144A 11.00% 11/1/15	39,000	42,705
	ArvinMeritor 8.125% 9/15/15	64,000	67,280
	10.625% 3/15/18	61,000	68,930

			333,790

	Automobiles–0.71%
	Ford Motor 7.45% 7/16/31	371,000	399,289

			399,289

	Beverages–0.37%
	Cott Beverages 8.125% 9/1/18	70,000	75,775
	8.375% 11/15/17	120,000	130,200

			205,975

	Building Products–0.39%
#	Associated Materials 144A 9.125% 11/1/17	25,000	26,188
	Ply Gem Industries 13.125% 7/15/14	137,000	146,247
#	USG 144A 9.75% 8/1/14	42,000	44,520

			216,955

	Capital Markets–0.64%
	E Trade Financial PIK 12.50% 11/30/17	307,000	362,260

			362,260

	Chemicals–1.67%
#	Celanese US Holdings 144A 6.625% 10/15/18	60,000	62,100
#	Chemtura 144A 7.875% 9/1/18	65,000	69,225
	Lyondell Chemical 11.00% 5/1/18	300,000	341,249
	Momentive Performance Materials 12.50% 6/15/14	92,000	103,155
#	Nalco 1444A 6.625% 1/15/19	60,000	61,650
#	Omnova Solutions 144A 7.875% 11/1/18	15,000	15,188
	PolyOne 7.375% 9/15/20	250,000	259,688
#	TPC Group 144A 8.25% 10/1/17	25,000	26,250

			938,505

	Commercial Banks–2.76%
	Ally Financial 8.00% 12/31/18	220,000	234,850
	#144A 6.25% 12/1/17	350,000	350,438
	#144A 7.50% 9/15/20	200,000	210,750
•	BAC Capital Trust XIV 5.63% 12/31/49	296,000	212,439
	Bank of America 5.625% 7/1/20	125,000	127,670
•#	Barclays Bank 144A 5.926% 12/31/49	103,000	92,700
•#	Rabobank 144A 11.00% 12/29/49	248,000	321,483

			1,550,330

	Commercial Services & Supplies–1.43%
	Casella Waste Systems 9.75% 2/1/13	231,000	232,154
	Covanta Holding 7.25% 12/1/20	140,000	142,629
#	FTI Consulting 144A 6.75% 10/1/20	85,000	84,788
	Global Cash Access/Finance 8.75% 3/15/12	160,000	161,600
#	Liberty Tire Recycling 144A 11.00% 10/1/16	75,000	80,813
#	Mobile Mini 144A 7.875% 12/1/20	75,000	78,000
#	Seminole Indian Tribe of Florida 144A 7.75% 10/1/17	25,000	25,938

			805,922

LVIP J.P. Morgan High Yield Fund–4

LVIP J.P. Morgan High Yield Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)

	Communications Equipment–0.71%
	Avaya 9.75% 11/1/15	$200,000	$204,500
#	Brightstar 144A 9.50% 12/1/16	85,000	86,913
	ViaSat 8.875% 9/15/16	99,000	105,930

			397,343

	Computers & Peripherals–0.46%
#	Seagate HDD Cayman 144A 7.75% 12/15/18	255,000	259,463

			259,463

	Construction & Engineering–0.15%
#	Tutor Perini 144A 7.625% 11/1/18	85,000	85,850

			85,850

	Construction Materials–0.41%
#	Cemex Finance 144A 9.50% 12/14/16	220,000	227,975

			227,975

	Consumer Finance–1.47%
	Cardtronics 8.25% 9/1/18	250,000	267,500
	Ford Motor Credit 8.125% 1/15/20	200,000	233,066
	12.00% 5/15/15	260,000	327,353

			827,919

	Containers & Packaging–2.93%
#	Ardagh Packaging Finance 144A 7.375% 10/15/17	200,000	207,250
	Ball 5.75% 5/15/21	100,000	97,000
#	Berry Plastics 144A 9.75% 1/15/21	150,000	149,250
	Graphic Packaging International 9.50% 6/15/17	154,000	168,823
	Intertape Polymer US 8.50% 8/1/14	89,000	73,870
#	Plastipak Holdings 144A 8.50% 12/15/15	97,000	100,395
	10.625% 8/15/19	97,000	109,489
	Pregis 12.375% 10/15/13	307,000	302,394
#	Reynolds Group Issuer 144A 7.125% 4/15/19	100,000	102,250
	9.00% 4/15/19	100,000	104,125
#	Viskase 144A 9.875% 1/15/18	220,000	230,449

			1,645,295

	Diversified Consumer Services–0.97%
	Carriage Services 7.875% 1/15/15	150,000	151,688
	Service Corporation International 7.00% 5/15/19	180,000	180,900
#	Servicemaster PIK 144A 10.75% 7/15/15	198,000	212,850

			545,438

	Diversified Financial Services–2.17%
	Aircastle 9.75% 8/1/18	100,000	109,750
	Capital One Capital V 10.25% 8/15/39	206,000	221,707
•#	Chukchansi Economic Development Authority 144A 3.943% 11/15/12	250,000	162,813
	Harland Clarke Holdings 9.50% 5/15/15	200,000	191,000
•#	ILFC E-Capital Trust 144A 5.90% 12/21/65	100,000	76,206
	6.25% 12/21/65	306,000	240,209
#	International Lease Finance 144A 8.75% 3/15/17	203,000	218,225

			1,219,910

	Diversified Telecommunication Services–6.94%
	Cincinnati Bell 8.25% 10/15/17	142,000	141,290
#	Clearwire Communications 144A 12.00% 12/1/15	405,000	438,919
	DigitalGlobe 10.50% 5/1/14	88,000	100,870
	Fronteir Communications 7.125% 3/15/19	43,000	44,398
	GCI 8.625% 11/15/19	196,000	213,150
	Global Crossing 12.00% 9/15/15	249,000	281,993
	#144A 9.00% 11/15/19	50,000	49,750
	Intelsat Bermuda 11.25% 2/4/17	233,000	255,135
	PIK 11.50% 2/4/17	356,500	395,714
	Intelsat Jackson Holdings 11.25% 6/15/16	210,000	227,325
	#144A 7.25% 10/15/20	100,000	101,500
	Intelsat Subsidiary Holdings 8.875% 1/15/15	100,000	103,250
	Level 3 Financing 10.00% 2/1/18	121,000	116,765
	PAETEC Holding 8.875% 6/30/17	209,000	224,153
#	Primus Telecommunications Holding 144A 13.00% 12/15/16	119,000	129,710
	Qwest Communications International 7.125% 4/1/18	350,000	363,999
#	Telcordia Technologies 144A 11.00% 5/1/18	59,000	59,590
	Telesat Canada 12.50% 11/1/17	236,000	279,070
	West 11.00% 10/15/16	213,000	232,170
	Windstream 8.125% 9/1/18	135,000	142,425

			3,901,176

	Electrical Equipment–0.35%
#	International Wire Group 144A 9.75% 4/15/15	188,000	197,400

			197,400

	Electronic Equipment, Instruments & Components–0.58%
	Anixter 10.00% 3/15/14	99,000	113,850
	Sanmina-SCI 8.125% 3/1/16	210,000	213,150

			327,000

LVIP J.P. Morgan High Yield Fund–5

LVIP J.P. Morgan High Yield Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)

	Energy Equipment & Services–1.59%
	Complete Production Services 8.00% 12/15/16	$106,000	$110,240
	Global Geophysical Services 10.50% 5/1/17	92,000	92,000
#	Hercules Offshore 144A 10.50% 10/15/17	213,000	177,323
	Key Energy Services 8.375% 12/1/14	203,000	215,179
#	PHI 144A 8.625% 10/15/18	100,000	103,000
	Pioneer Drilling 9.875% 3/15/18	100,000	106,250
#	Precision Drilling 144A 6.625% 11/15/20	60,000	61,200
	Pride International 6.875% 8/15/20	25,000	26,063

			891,255

	Food & Staples Retailing–0.92%
	Ingles Markets 8.875% 5/15/17	200,000	214,999
	Rite Aid 9.375% 12/15/15	122,000	105,378
	Tops Markets 10.125% 10/15/15	193,000	199,273

			519,650

	Food Products–1.24%
#	Bumble Bee Acquisition 144A 9.00% 12/15/17	50,000	52,250
	Dole Food 13.875% 3/15/14	85,000	104,338
	JBS USA Finance 11.625% 5/1/14	96,000	112,800
#	Michael Foods 144A 9.75% 7/15/18	100,000	109,750
#	Pilgrim’s Pride 144A 7.875% 12/15/18	45,000	45,000
#	Simmons Foods 144A 10.50% 11/1/17	50,000	53,625
	Smithfield Foods 7.75% 7/1/17	41,000	42,845
	#144A 10.00% 7/15/14	151,000	174,783

			695,391

	Health Care Equipment & Supplies–0.53%
	Biomet 11.625% 10/15/17	180,000	199,800
#	Quintiles Transnational PIK 144A 9.50% 12/30/14	95,000	97,613

			297,413

	Health Care Providers & Services–3.42%
	Alere 9.00% 5/15/16	148,000	153,180
#	AMGH Merger Subsidiary 144A 9.25% 11/1/18	27,000	28,485
	BioScrip 10.25% 10/1/15	204,000	211,140
#	Capella Healthcare 144A 9.25% 7/1/17	70,000	74,375
	Community Health Systems 8.875% 7/15/15	186,000	195,765
	DaVita 6.375% 11/1/18	50,000	49,875
	6.625% 11/1/20	50,000	49,625
	HCA 9.25% 11/15/16	309,000	330,436
	PIK 9.625% 11/15/16	57,000	61,204
#	Multiplan 144A 9.875% 9/1/18	90,000	95,850
	Select Medical 7.625% 2/1/15	242,000	243,210
	Universal Hospital PIK 8.50% 6/1/15	94,000	97,055
•	US Oncology Holdings PIK 6.737% 3/15/12	224,000	226,800
#	Vanguard Health Holding 144A 8.00% 2/1/18	100,000	102,500

			1,919,500

	Hotels, Restaurants & Leisure–5.35%
#	Cedar Fair 144A 9.125% 8/1/18	100,000	108,125
	CKE Restaurants 11.375% 7/15/18	150,000	166,875
	Dave & Buster’s 11.00% 6/1/18	10,000	11,025
#	DineEquity 144A 9.50% 10/30/18	55,000	58,575
	Harrah’s Operating 11.25% 6/1/17	298,000	336,739
#	Landry’s Holdings 144A 11.50% 6/1/14	45,000	44,325
	Landry’s Restaurants 11.625% 12/1/15	296,000	317,460
	MGM Resorts International 5.875% 2/27/14	20,000	18,550
	6.625% 7/15/15	137,000	126,211
	7.50% 6/1/16	78,000	73,320
	7.625% 1/15/17	28,000	26,320
	11.125% 11/15/17	82,000	94,710
	13.00% 11/15/13	174,000	206,625
	#144A 10.00% 11/1/16	150,000	154,500
	OSI Restaurant Partners 10.00% 6/15/15	117,000	122,265
	Peninsula Gaming 10.75% 8/15/17	218,000	235,985
#	Pokagon Gaming Authority 144A 10.375% 6/15/14	168,000	175,980
	Royal Caribbean Cruises 6.875% 12/1/13	114,000	121,410
•#	Seminole Hard Rock Entertainment 144A 2.802% 3/15/14	250,000	230,000
#	Seneca Gaming 144A 8.25% 12/1/18	50,000	50,375
#	Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	237,000	164,715
	Wendy’s/Arby’s Restaurants 10.00% 7/15/16	38,000	41,420
	Wynn Las Vegas 7.75% 8/15/20	110,000	119,625

			3,005,135

	Household Durables–2.09%
	Horton (D.R.) 5.625% 1/15/16	100,000	99,500
#	Interface 144A 7.625% 12/1/18	125,000	129,688
	K Hovnanian Enterprises 10.625% 10/15/16	339,000	349,169
#	Lennar 144A 6.95% 6/1/18	130,000	124,150
	Meritage Homes 6.25% 3/15/15	104,000	105,040
#	Spectrum Brands Holdings 144A 9.50% 6/15/18	125,000	137,500

LVIP J.P. Morgan High Yield Fund–6

LVIP J.P. Morgan High Yield Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Household Durables (continued)

	Standard Pacific 8.375% 5/15/18	$152,000	$152,759
	10.75% 9/15/16	48,000	55,560
#	144A 8.375% 5/15/18	20,000	20,100

			1,173,466

	Independent Power Producers & Energy Traders–2.43%
#	Calpine 144A 7.50% 2/15/21	345,000	341,549
	7.875% 7/31/20	58,000	59,015
	Dynegy Holdings 7.75% 6/1/19	221,000	148,623
	Edison Mission Energy 7.00% 5/15/17	80,000	63,800
	7.20% 5/15/19	56,000	43,540
	Elwood Energy 8.159% 7/5/26	143,891	141,013
	Energy Future Holdings 10.875% 11/1/17	19,000	13,300
	Energy Future Intermediate Holding 10.00% 12/1/20	46,000	47,669
	Mirant Americas Generation 8.50% 10/1/21	215,000	216,075
	NRG Energy 7.375% 2/1/16	195,000	200,363
	7.375% 1/15/17	35,000	36,138
	TXU 5.55% 11/15/14	92,000	56,350

			1,367,435

	Insurance–2.11%
	American International Group 6.40% 12/15/20	50,000	52,557
	•8.175% 5/15/58	355,000	380,670
	Fairfax Financial Holdings 7.75% 6/15/17	150,000	157,125
	Genworth Financial
	•6.15% 11/15/66	438,000	348,210
	7.20% 2/15/21	15,000	15,382
•#	Liberty Mutual Group 144A 7.00% 3/15/37	261,000	234,729

			1,188,673

	Internet Software & Services–0.37%
	Terremark Worldwide 12.00% 6/15/17	180,000	207,000

			207,000

	IT Services–2.08%
#	Fidelity National Information Services 144A 7.625% 7/15/17	50,000	52,875
	7.875% 7/15/20	50,000	53,125
	First Data 9.875% 9/24/15	8,000	7,660
	#144A 8.25% 1/15/21	281,000	271,165
	#144A 8.875% 8/15/20	60,000	63,600
	#144A 12.625% 1/15/21	31,000	29,760
	GXS Worldwide 9.75% 6/15/15	258,000	256,065
#	Interactive Data 144A 10.25% 8/1/18	50,000	54,469
#	Sitel 144A 11.50% 4/1/18	213,000	176,790
	SunGard Data Systems 10.25% 8/15/15	194,000	204,428

			1,169,937

	Leisure Equipment & Products–0.46%
#	Eastman Kodak 144A 9.75% 3/1/18	250,000	256,250

			256,250

	Machinery–1.55%
	Manitowoc 9.50% 2/15/18	209,000	229,900
	RBS Global/Rexnord 11.75% 8/1/16	130,000	140,075
#	SPX 144A 6.875% 9/1/17	90,000	96,075
	Thermadyne Holdings 10.00% 2/1/14	170,000	174,250
#	Titan International 144A 7.875% 10/1/17	50,000	53,000
	TriMas 9.75% 12/15/17	164,000	180,400

			873,700

	Marine–1.15%
#	American Petroleum Tankers 144A 10.25% 5/1/15	75,000	78,000
	Commercial Barge Line 12.50% 7/15/17	105,000	121,800
	General Maritime 12.00% 11/15/17	131,000	127,070
	Navios Maritime Holdings 8.875% 11/1/17	200,000	217,500
	Ultrapetrol 9.00% 11/24/14	100,000	101,750

			646,120

	Media–6.86%
	Affinion Group 11.50% 10/15/15	78,000	81,510
	#144A 7.875% 12/15/18	75,000	73,500
	Belo 8.00% 11/15/16	75,000	81,188
#	Bresnan Broadband Holdings 144A 8.00% 12/15/18	25,000	25,875
	Cablevision Systems 8.00% 4/15/20	48,000	51,600
	8.625% 9/15/17	86,000	94,063
	CCO Holdings 7.25% 10/30/17	30,000	30,600
	7.875% 4/30/18	46,000	47,840
	8.125% 4/30/20	50,000	52,875
#	Cequel Communications Holdings I 144A 8.625% 11/15/17	177,000	185,850
	Cenveo 8.875% 2/1/18	225,000	218,812
#	Charter Communications Operating 144A 10.875% 9/15/14	185,000	207,662
#	Citadel Broadcasting 144A 7.75% 12/15/18	15,000	15,600
#	Columbus International 144A 11.50% 11/20/14	248,000	276,519
	DISH DBS 7.875% 9/1/19	193,000	202,650

LVIP J.P. Morgan High Yield Fund–7

LVIP J.P. Morgan High Yield Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Media (continued)

#	Entravision Communications 144A 8.75% 8/1/17	$35,000	$37,100
#	Gannett 144A 6.375% 9/1/15	25,000	25,313
	7.125% 9/1/18	25,000	25,188
	McClatchy 11.50% 2/15/17	100,000	112,875
	Mediacom Capital 9.125% 8/15/19	157,000	160,925
#	Nexstar Broadcasting 144A 8.875% 4/15/17	273,000	291,427
	Nielsen Finance 11.50% 5/1/16	36,000	41,760
	11.625% 2/1/14	34,000	39,525
	#144A 7.75% 10/15/18	75,000	78,000
#	ProQuest 1444A 9.00% 10/15/18	40,000	41,400
#	Sinclair Television Group 144A 8.375% 10/15/18	100,000	103,750
	9.25% 11/1/17	246,000	267,524
#	Sirius XM Radio 144A 9.75% 9/1/15	125,000	140,938
#	Unitymedia Hessen 144A 8.125% 12/1/17	125,000	131,250
	Videotron Ltee 9.125% 4/15/18	80,000	89,600
	Virgin Media Finance 8.375% 10/15/19	243,000	266,692
	WMG Acquisition 7.375% 4/15/14	200,000	193,000
	9.50% 6/15/16	30,000	32,325
#	XM Satellite Radio 144A 13.00% 8/1/13	111,000	132,645

			3,857,381

	Metals & Mining–2.95%
	Century Aluminum 8.00% 5/15/14	180,000	190,125
#	Essar Steel Algoma 144A 9.375% 3/15/15	142,000	143,598
#	Evraz Group 144A 9.50% 4/24/18	100,000	110,880
#	FMG Resources August 2006 144A 7.00% 11/1/15	100,000	103,000
	Freeport-McMoRan Copper & Gold 8.375% 4/1/17	94,000	104,115
•	Noranda Aluminum Acquisition PIK 5.193% 5/15/15	301,581	274,061
#	Novelis 144A 8.375% 12/15/17	150,000	156,000
	8.75% 12/15/20	75,000	78,188
#	Rain CII Carbon 144A 8.00% 12/1/18	60,000	61,800
#	Severstal Columbus 144A 10.25% 2/15/18	250,000	264,999
#	Steel Dynamics 144A 7.625% 3/15/20	157,000	168,775

			1,655,541

	Multiline Retail–0.75%
	Burlington Coat Factory Investment Holdings 14.50% 10/15/14	34,000	35,955
#	Giraffe Acquisition 144A 9.125% 12/1/18	100,000	104,750
#	Sears Holdings 144A 6.625% 10/15/18	300,000	281,250

			421,955

	Multi-Utilities–0.26%
•	Puget Sound Energy 6.974% 6/1/67	149,000	147,204

			147,204

	Oil, Gas & Consumable Fuels–9.03%
#	Alta Mesa Holdings 144A 9.625% 10/15/18	90,000	87,863
	Anadarko Petroleum 6.375% 9/15/17	55,000	59,994
	Antero Resources Finance 9.375% 12/1/17	102,000	107,228
	Arch Coal 7.25% 10/1/20	35,000	37,100
#	Brigham Exploration 144A 8.75% 10/1/18	40,000	43,400
#	Calfrac Holdings 144A 7.50% 12/1/20	30,000	30,450
#	Carrizo Oil & Gas 144A 8.625% 10/15/18	30,000	31,050
	Chesapeake Energy 6.875% 8/15/18	50,000	51,000
	7.25% 12/15/18	33,000	34,320
	9.50% 2/15/15	233,000	263,872
#	Citgo Petroleum 144A 11.50% 7/1/17	150,000	168,750
	Cloud Peak Energy Resources 8.25% 12/15/17	300,000	323,624
#	Continental Resources 144A 7.125% 4/1/21	120,000	126,600
	Copano Energy 7.75% 6/1/18	88,000	90,200
	Crosstex Energy 8.875% 2/15/18	168,000	180,810
	Denbury Resources 9.75% 3/1/16	33,000	36,960
	El Paso 6.875% 6/15/14	77,000	82,196
	7.00% 6/15/17	74,000	78,463
•	Enterprise Products Operating 8.375% 8/1/66	105,000	112,869
#	Exterran Holdings 144A 7.25% 12/1/18	70,000	69,825
#	Foresight Energy 144A 9.625% 8/15/17	75,000	80,250
#	Frac Tech Services/Finance 144A 7.125% 11/15/18	25,000	25,438
	Frontier Oil 6.875% 11/15/18	25,000	25,625
#	Genesis Energy/Finance 144A 7.875% 12/15/18	50,000	49,875
#	Helix Energy Solutions Group 144A 9.50% 1/15/16	212,000	218,889
#	Hilcorp Energy I 144A 7.625% 4/15/21	35,000	36,313
	7.75% 11/1/15	124,000	128,650
	8.00% 2/15/20	98,000	104,248
	Holly 9.875% 6/15/17	165,000	180,675
#	Inergy Finance 144A 7.00% 10/1/18	85,000	86,063
	MarkWest Energy Partners Finance 6.75% 11/1/20	65,000	65,325
#	Murray Energy 144A 10.25% 10/15/15	237,000	250,034
#	NFR Energy Finance 144A 9.75% 2/15/17	213,000	211,403
#	Northern Tier Energy/Finance 144A 10.50% 12/1/17	24,000	24,600
	OPTI Canada 7.875% 12/15/14	191,000	135,849
	8.25% 12/15/14	256,000	183,680

LVIP J.P. Morgan High Yield Fund–8

LVIP J.P. Morgan High Yield Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Oil, Gas & Consumable Fuels (continued)

	Penn Virginia Resources Partners 8.25% 4/15/18	$250,000	$258,749
	Petroleum Development 12.00% 2/15/18	190,000	213,750
	QEP Resources 6.875% 3/1/21	55,000	58,025
	Quicksilver Resources 7.125% 4/1/16	296,000	284,899
	Range Resources 6.75% 8/1/20	10,000	10,363
	SandRidge Energy 8.75% 1/15/20	147,000	151,778
	#144A 9.875% 5/15/16	172,000	182,750
#	Targa Resources Partners 144A 7.875% 10/15/18	50,000	52,750
#	Trinidad Drilling 144A 7.875% 1/15/19	40,000	40,600

			5,077,155

	Paper & Forest Products–1.72%
#	ABI Escrow 144A 10.25% 10/15/18	150,000	165,000
#	Appleton Papers 144A 10.50% 6/15/15	177,000	176,115
#	Clearwater Paper 144A 7.125% 11/1/18	110,000	114,125
	Newpage 11.375% 12/31/14	206,000	194,670
#	PTE Paper Escrow 144A 12.00% 8/1/14	100,000	115,866
	Verso Paper Holdings 9.125% 8/1/14	150,000	155,250
	11.375% 8/1/16	46,000	46,345

			967,371

	Personal Products–0.20%
#	American Achievement 144A 10.875% 4/15/16	110,000	113,025

			113,025

	Pharmaceuticals–1.13%
	Elan Finance 8.75% 10/15/16	250,000	252,499
#	Mylan 144A 7.875% 7/15/20	75,000	81,188
#	Novasep Holding 144A 9.75% 12/15/16	200,000	142,000
#	Valeant Pharmaceuticals International 144A 6.75% 10/1/17	35,000	34,913
	6.875% 12/1/18	75,000	74,813
	7.00% 10/1/20	50,000	49,500

			634,913

	Real Estate Investment Trusts–0.48%
#	CB Richard Ellis Services 144A 6.625% 10/15/20	70,000	70,350
	First Industrial 6.42% 6/1/14	75,000	74,576
#	Omega Healthcare Investors 144A 6.75% 10/15/22	50,000	49,688
#	Sabra Health Care/Capital 144A 8.125% 11/1/18	33,000	34,238
	Senior Housing Properties Trust 6.75% 4/15/20	40,000	42,450

			271,302

	Real Estate Management & Development–0.09%
	Colonial Realty 6.25% 6/15/14	50,000	51,586

			51,586

	Road & Rail–2.13%
#	Ashtead Capital 144A 9.00% 8/15/16	189,000	197,977
	Avis Budget Car Rental 7.75% 5/15/16	110,000	112,750
	9.625% 3/15/18	115,000	124,488
	#144A 8.25% 1/15/19	50,000	50,750
	Hertz 10.50% 1/1/16	51,000	54,060
	Kansas City Southern de Mexico 8.00% 2/1/18	162,000	176,175
	#144A 6.625% 12/15/20	52,000	52,390
#	Quality Distribution/Capital 144A 9.875% 11/1/18	75,000	74,813
	RailAmerica 9.25% 7/1/17	126,000	139,073
	RSC Equipment Rental 9.50% 12/1/14	176,000	185,679
	10.25% 11/15/19	26,000	29,120

			1,197,275

	Semiconductors & Semiconductor Equipment–1.20%
#	Advanced Micro Devices 144A 7.75% 8/1/20	150,000	156,375
#	Freescale Semiconductor 144A 10.75% 8/1/20	20,000	21,900
	MagnaChip Semiconductor 10.50% 4/15/18	150,000	159,000
	NXP 9.50% 10/15/15	207,000	222,008
	#144A 9.75% 8/1/18	100,000	113,000

			672,283

	Specialty Retail–0.81%
	Express 8.75% 3/1/18	135,000	144,113
#	Michaels Stores 144A 7.75% 11/1/18	50,000	50,125
#	Petco Animal Supplies 144A 9.25% 12/1/18	80,000	84,700
	Yankee Acquisition 8.50% 2/15/15	31,000	32,395
	9.75% 2/15/17	135,000	141,413

			452,746

	Tobacco–0.34%
	Alliance One International 10.00% 7/15/16	186,000	191,580

			191,580

	Wireless Telecommunication Services–2.46%
	Cricket Communications 7.75% 5/15/16	113,000	117,803
	10.00% 7/15/15	94,000	101,168
#	Digicel Group 144A 8.875% 1/15/15	132,000	133,980
	MetroPCS Wireless 7.875% 9/1/18	45,000	46,913

LVIP J.P. Morgan High Yield Fund–9

LVIP J.P. Morgan High Yield Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Wireless Telecommunication Services (continued)

	NII Capital 8.875% 12/15/19	$67,000	$72,528
	10.00% 8/15/16	181,000	201,363
	SBA Telecommunications 8.25% 8/15/19	150,000	164,625
	Sprint Capital 8.75% 3/15/32	344,000	349,159
#	Wind Acquisition Finance 144A 11.75% 7/15/17	172,000	194,790

			1,382,329

	Total Corporate Bonds (Cost $46,969,524)		47,904,453

«	SENIOR SECURED LOANS–7.53%
	Avaya Tranche B1 2.50% 10/26/14	248,709	236,523
	AZ Chemicals US 6.75% 11/19/16	45,000	45,629
	Big West Oil 7.00% 3/31/16	50,000	50,750
	Bresnan Broadband Holdings 4.50% 12/6/17	225,000	226,509
	Calpine 3.124% 3/31/14	127,989	128,013
	Cengage Learning Acqusitions 2.25% 7/3/14	323,718	305,965
	Cenveo Tranche B 4.95% 12/15/16	85,000	85,779
	Donnelley (R.H.) 6.25% 10/24/14	205,934	163,803
	Freescale Semiconductor 4.25% 12/1/16	247,594	239,805
	Generac Power Systems 2.782% 11/11/13	200,000	178,185
	Gymboree Tranche B 5.50% 10/22/17	50,000	50,356
	Harland Clarke Holdings 2.50% 6/30/14	248,715	225,903
	Harrahs Tranche B2 4.468% 1/28/15	170,002	154,171
	Leslie’s Poolmart Tranche B 6.00% 10/26/17	75,000	75,703
	Level 3 Communications Tranche A 3.45% 3/13/14	250,000	237,169
	Michael Foods Tranche B 4.50% 6/14/16	99,750	101,288
	Michaels Stores Tranche B1 2.25% 10/31/13	388,865	379,094
	Newport Television Tranche B 9.00% 3/14/16	240,508	241,310
	Newsday Tranche B 2.00% 8/1/13	150,000	160,688
	OSI Restaurant 2.25% 6/14/13	20,717	19,833
	2.53% 6/13/14	227,926	218,199
	Pinafore Tranche B 6.25% 9/21/16	369,983	375,648
	Styron Tranche B 7.50% 5/23/16	98,750	100,379
	Swift Transportation 6.00% 11/22/16	100,000	100,500
	Univision Communications Tranche B 5.049% 9/29/14	133,125	128,465

	Total Senior Secured Loans (Cost $4,133,990)		4,229,667

		Number of
		Shares

	COMMON STOCK–0.24%
	Commercial Services, Supplies–0.08%
†	Mobile Mini	2,180	42,924

			42,924

	Electronic Equipment, Instruments & Components–0.08%
†	Flextronics International	5,650	44,353

			44,353

	Health Care Providers & Services–0.08%
†	Alliance HealthCare Services	9,960	42,230

			42,230

	Independent Power Producers & Energy Traders–0.00%
†	Genon Energy	227	864

			864

	Total Common Stock (Cost $134,338)		130,371

	CONVERTIBLE PREFERRED STOCK–0.46%
•	US Bancorp 7.189%	238	188,050
	Zions Bancorp 9.50%	2,800	71,680

	Total Convertible Preferred Stock (Cost $276,647)		259,730

	SHORT-TERM INVESTMENT–4.48%
	Money Market Mutual Fund–4.48%
	Dreyfus Treasury & Agency Cash Management Fund	2,520,110	2,520,110

	Total Short-Term Investment (Cost $2,520,110)		2,520,110

LVIP J.P. Morgan High Yield Fund–10

LVIP J.P. Morgan High Yield Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–98.63% (Cost $54,416,288)	$55,431,339

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.37%	772,677

NET ASSETS APPLICABLE TO 5,419,096 SHARES OUTSTANDING–100.00%	$56,204,016

NET ASSET VALUE–LVIP J.P MORGAN HIGH YIELD FUND STANDARD CLASS ($52,807,763 / 5,091,591 Shares)	$10.372

NET ASSET VALUE–LVIP J.P MORGAN HIGH YIELD FUND SERVICE CLASS ($3,396,253 / 327,505 Shares)	$10.370

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization-no par)	$54,436,598
Undistributed net investment income	793,770
Accumulated net realized loss on investments	(41,403)
Net unrealized appreciation of investments	1,015,051

Total net assets	$56,204,016

•	Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010, the aggregate amount of Rule 144A securities was $18,310,769 which represented 32.58% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2010.

†	Non income producing security.

PIK–Pay-in-kind

See accompanying notes, which are an integral part of the financial statements.

LVIP J.P. Morgan High Yield Fund–11

LVIP J.P. Morgan High Yield Fund
Statement of Operations
May 3, 2010* to December 31, 2010

INVESTMENT INCOME:
Dividends	$7,622
Interest	2,576,143

2,583,765

EXPENSES:
Management fees	204,818
Professional fees	27,417
Pricing fees	18,742
Accounting and administration expenses	13,985
Reports and statements to shareholders	4,421
Custodian fees	1,274
Trustees’ fees	398
Distribution expenses-Service Class	364
Other	497

271,916
Less expenses waived/reimbursed	(13,167)

Total operating expenses	258,749

NET INVESTMENT INCOME	2,325,016

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(41,403)
Net unrealized appreciation of investments	1,015,051

Net Realized and Unrealized Gain on Investments	973,648

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,298,664

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP J.P. Morgan High Yield Fund
Statement of Changes in Net Assets

5/3/10*
to
12/31/10

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,325,016
Net realized loss on investments	(41,403)
Net unrealized appreciation of investments	1,015,051

Net increase in net assets resulting from operations	3,298,664

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,518,069)
Service Class	(13,183)

(1,531,252)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	51,980,993
Service Class	3,453,875
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,518,069
Service Class	13,183

56,966,120

Cost of shares repurchased:
Standard Class	(2,446,768)
Service Class	(82,748)

(2,529,516)

Increase in net assets derived from capital share transactions	54,436,604

NET INCREASE IN NET ASSETS	56,204,016
NET ASSETS:
Beginning of period	—

End of period (including undistributed net investment income of $793,770)	$56,204,016

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP J.P. Morgan High Yield Fund–12

LVIP J.P. Morgan High Yield Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP J.P. Morgan High Yield Fund
	Standard Class	Service Class
	5/3/10[1]	5/3/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.497	0.490
Net realized and unrealized gain on investments	0.185	0.174

Total from investment operations	0.682	0.664

Less dividends and distributions from:
Net investment income	(0.310)	(0.294)

Total dividends and distributions	(0.310)	(0.294)

Net asset value, end of period	$10.372	$10.370

Total return[3]	6.85%	6.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$52,808	$3,396
Ratio of expenses to average net assets	0.82%	1.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.86%	1.11%
Ratio of net investment income to average net assets	7.37%	7.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	7.33%	7.08%
Portfolio turnover	29%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP J.P. Morgan High Yield Fund–13

LVIP J.P. Morgan High Yield Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP J.P. Morgan High Yield Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek a high level of current income. Capital appreciation is secondary objective.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal-tax return for the open tax year December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statement.

Class Accounting–Investment income, common expenses and realized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distributions expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 3, 2010 through December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the average daily net assets of the Fund; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.82% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LVIP J.P. Morgan High Yield Fund–14

LVIP J.P. Morgan High Yield Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

J.P. Morgan Investment Management, Inc. (J.P. Morgan) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.35% of the first $100 million of the Fund’s average daily net assets; and 0.30% of the Fund’s average daily net assets in excess of $100 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the period May 3, 2010 through December 31, 2010, fees for administrative and support services amounted to $1,665 and $499, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	27,035
Distribution fees payable to LFD	338

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the period May 3, 2010 through December 31, 2010, the Fund made purchases of $67,988,628 and sales of $13,248,394 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $54,416,304. At December 31, 2010, net unrealized appreciation was $1,015,035, of which $1,634,029 related to unrealized appreciation of investments and $618,994 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Commercial Mortgage-Backed Security	$—	$178,309	$—	$178,309
Common Stock	130,371	—	—	130,371
Corporate Debt	—	52,548,080	54,469	52,602,549
Short-Term Investment	2,520,110	—	—	2,520,110

Total	$2,650,481	$52,726,389	$54,469	$55,431,339

LVIP J.P. Morgan High Yield Fund–15

LVIP J.P. Morgan High Yield Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Debt
Balance as of 5/3/10	$—
Purchases	50,000
Net unrealized appreciation	4,469

Balance as of 12/31/10	$54,469

Net unrealized appreciation from investments still held as of 12/31/10	$—

During the period May 3, 2010 through December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 3, 2010 through December 31, 2010 was as follows:

5/3/10*
to
12/31/10
Ordinary income	$1,531,252

*	Date of commencement of operations.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$54,436,598
Undistributed ordinary income	800,473
Capital loss carryforwards	(41,387)
Other temporary differences	(6,703)
Unrealized appreciation of investments	1,015,035

Net assets	$56,204,016

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of disallowed stock issuance costs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net
Paid-in	Investment
Capital	Income

$(6)	$6

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $41,387 capital loss carryforwards remaining at December 31, 2010 will expire in 2018.

LVIP J.P. Morgan High Yield Fund–16

LVIP J.P. Morgan High Yield Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

5/3/10*
to
12/31/10
Shares sold:
Standard Class	5,186,751
Service Class	334,213
Shares issued upon reinvestment of dividends and distributions:
Standard Class	147,658
Service Class	1,282

5,669,904

Shares repurchased:
Standard Class	(242,818)
Service Class	(7,990)

(250,808)

Net increase	5,419,096

*	Date of commencement of operations.

7.	Credit and Market Risk
The Fund may invest in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poors’ Ratings Group and/or Ba or lower by Moody’s Investors Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2010, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A have been identified on the Statement of Net Assets.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP J.P. Morgan High Yield Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP J.P. Morgan High Yield Fund

We have audited the accompanying statement of net assets of the LVIP J.P. Morgan High Yield Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP J.P. Morgan High Yield Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, and the results of its operations, the changes in its net assets, and its financial highlights for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP J.P. Morgan High Yield Fund–18

LVIP J.P. Morgan High Yield Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

0.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

LVIP J.P. Morgan High Yield Fund–19

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP J.P. Morgan High Yield Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP J.P. Morgan High Yield Fund–21

LVIP MFS International Growth Fund
(formerly, LVIP Marsico International Growth Fund)

LVIP MFS International
Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP MFS International Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Country and Sector Allocations and Top 10 Equity Holdings	4
Statement of Net Assets	6
Statement of Operations	9
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Other Fund Information	18
Officer/Trustee Information	20

LVIP MFS International Growth Fund
(Formerly, LVIP Marsico International Growth Fund)
2010 Annual Report Commentary

Managed by:

The Fund returned 13.11% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the MSCI EAFE Index* (net dividends) returned 7.75%.

Marsico Capital sub-advised the Fund through September 30, 2010.

During the first nine months of 2010, international equities as measured by the MSCI EAFE index posted modest gains. International markets slogged through the first quarter, saddled by fiscal crises in several European Union (“EU”) states and negative reactions to tightening monetary policies in China and India. International equities sold off sharply during the second quarter over concern that global economic growth could be derailed as a result of fiscal crises and expectations for accompanying sub-par growth in several EU member states. Bolstered by a 10% rally in September, International equities were revitalized during the third quarter as various global economic growth data points indicated stabilization and/or improvement and worries about the Eurozone financial system faded.

From a GICS economic sector perspective, performance through the first nine months of the calendar year was mixed. Five GICS sectors in the MCSI EAFE Index had positive returns, the strongest being consumer discretionary followed by industrials, and consumer staples. Energy and utilities sectors were the most notable laggards for the index. In the period, growth stocks outperformed value, largely as a result of the value index’s greater concentration in financial stocks which lagged the overall market by a wide margin.

Stock selection had a positive impact on the Fund’s performance versus the MSCI EAFE Index. The Fund’s positions in the information technology sector posted a positive return. Positions in Taiwan-based handheld computer and wireless device manufacturer HTC Corp. and Chinese Internet search company Baidu Inc. ADS were material contributors.

Stock selection in the consumer discretionary sector added significantly to performance. Positions in Spain-based apparel manufacturer Industria de Diseno Textil S.A. and Brazilian real estate investment company PDG Realty SA Empreendimentos e Participacoes added to results.

In the energy sector, stock selection enhanced performance as a position in Brazil-based exploration and production company OGX Petroleo e Gas Participacoes emerged as the top individual contributor in the period.

Currency fluctuations may at times affect the Fund’s investment results because its foreign holdings are denominated in foreign currencies whose value may rise or fall against the dollar. Such fluctuations had a material, negative impact on the Fund’s performance during the reporting period. In particular, an underweighted posture to Japan and Australia, whose home currencies appreciated significantly versus the dollar, hampered results.

The Fund’s holdings in the capital goods industry group returned 1% in the reporting period which significantly lagged the industry group return of 11% in the benchmark index, thereby negatively impacting performance results. In particular, France-based power generation company Alstom S.A. (prior to being sold) hurt returns.

As of September 30, 2010, the Fund’s largest country allocations included Germany, Japan, and the United Kingdom. The Fund’s sector allocations emphasized consumer discretionary, financials, industrials, and information technology.

James G. Gendelman
Marsico Capital Management, LLC

MFS sub-advised the Fund from October 1, 2010, through December 31, 2010.

The U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations in to year end.

Stock selection and an underweight position in the financial services sector contributed to the Fund’s performance relative to the MSCI EAFE Index. Our ownership in shares of Swiss wealth management firm Julius Baer Holding and asset management firm Aberdeen Asset Management (United Kingdom) were among the top relative contributors for the reporting period. Our avoidance of weak-performing financial services firm Banco Santander (Spain) also contributed relative to results.

A combination of security selection and overweight position in the basic materials sector also had a positive impact on relative returns. Holdings of mining companies Teck Resources (Canada), Iluka Resources Ltd (Australia), and BHP Billiton Ltd. (Australia) were among the fund’s top relative contributors as all three stocks turned in strong performance for the reporting period.

Securities in other sectors that aided relative results included contract semiconductor manufacturer Taiwan Semiconductor (Taiwan), Brazilian brewer Companhia de Bebidas da Americas, and energy-related contractor Saipem (Italy). The Fund’s ownership in shares of luxury goods company LVMH Moët Hennessy Louis Vuitton (France) also contributed to relative performance.

An underweight position in the auto and housing sector was a negative factor for performance as this sector significantly outperformed the overall benchmark over the reporting period. No individual securities within this sector were among the Fund’s top relative detractors.

Elsewhere, the Fund’s ownership in shares of poor-performing financier HDFC Bank (India), Hong Kong-based retailer Esprit Holdings, consumer goods company Beiersdorf AG (Germany), financial services company Credit Suisse (Switzerland), and kidney dialysis products maker Fresenius Medical Care

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund
(Formerly, LVIP Marsico International Growth Fund)
2010 Annual Report Commentary (continued)

(Germany) weighed on returns. The Fund’s overweight positions in export trading company Li & Fung (Hong Kong) and banking group Standard Chartered (United Kingdom), and not owning strong-performing mining and natural resources company Anglo American (United Kingdom) and global energy company Royal Dutch Shell (United Kingdom), also held back relative performance.

The Fund’s cash position was a detractor from relative performance. The Fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

David A. Antonelli
MFS

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP MFS
	International Growth
	Fund Standard	MSCI EAFE
	Class	Index
12/31/00	10000	10000
	10154	9441
	7986	7975
	10236	10370
	11449	12081
	12363	12933
	14793	15810
	15930	15783
	10787	9967
	13048	11930
12/31/10	12803	14108

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS International Growth Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,803. For comparison, look at how the MSCI EAFE Index did over the same period. The same $10,000 investment would have increased to $14,108. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+13.11%

Five Years	+3.23%

Ten Years	+2.50%

Service Class Shares

One Year	+12.82%

Inception (4/30/07)	−2.92%

*	The MSCI EAFE Index (Net Dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia and the Far East), excluding the U.S. and Canada.

Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waiver in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,290.30	1.02%	$5.89
Service Class Shares	1,000.00	1,288.60	1.27%	7.33

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.06	1.02%	$5.19
Service Class Shares	1,000.00	1,018.80	1.27%	6.46

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2010

Percentage
Country	of Net Assets

Common Stock	96.65%

Australia	5.80%
Austria	1.04%
Brazil	4.41%
Canada	3.41%
China	0.37%
Denmark	1.04%
Finland	0.98%
France	11.71%
Germany	9.21%
Greece	0.47%
Hong Kong	4.15%
India	0.58%
Indonesia	0.52%
Ireland	1.69%
Israel	2.13%
Italy	1.59%
Japan	11.03%
Mexico	0.46%
Netherlands	2.03%
Peru	0.32%
Philippines	0.73%
Republic of Korea	1.31%
Russia	0.78%
South Africa	0.79%
Spain	2.23%
Switzerland	9.72%
Taiwan	2.87%
Turkey	0.99%
United Kingdom	12.56%
United States	1.73%

Preferred Stock	0.84%

Warrant	0.49%

Discounted Commercial Paper	1.74%

Short-Term Investment	0.03%

Total Value of Securities	99.75%

Receivables and Other Assets Net of Liabilities	0.25%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Airlines	0.64%
Beverages	4.30%
Capital Markets	3.75%
Chemicals	8.20%
Commercial Banks	7.59%
Commercial Services & Supplies	3.81%
Communications Equipment	0.82%
Computers & Peripherals	1.21%
Construction & Engineering	0.76%
Distributors	1.38%
Diversified Financial Services	3.07%
Diversified Telecommunication Services	0.55%
Electrical Equipment	2.26%
Electronic Equipment, Instruments & Components	1.32%
Energy Equipment & Services	1.59%
Food & Staples Retailing	2.66%
Food Products	3.90%
Health Care Equipment & Supplies	3.30%
Health Care Providers & Services	1.78%
Household Products	3.22%
Internet Software & Services	0.68%
IT Services	3.33%
Leisure Equipment & Products	0.92%
Machinery	1.93%
Media	1.47%
Metals & Mining	8.06%
Multiline Retail	2.01%
Oil, Gas & Consumable Fuels	3.33%
Personal Products	1.35%
Pharmaceuticals	4.54%
Semiconductors & Semiconductor Equipment	4.05%
Software	2.26%
Specialty Retail	0.83%
Textiles, Apparel & Luxury Goods	4.08%
Trading Companies & Distributors	2.54%

Total	97.49%

LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund
Country and Sector Allocations and Top 10 Equity Holdings (continued)

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

BHP Billiton	3.78%
LVMH Moet Hennessy Louis Vuitton	2.91%
Teck Resources Class B	2.26%
Schneider Electric	2.26%
Danone	1.95%
Nestle	1.95%
Accenture Class A	1.69%
Standard Chartered	1.68%
Linde	1.68%
Taiwan Semiconductors Manufacturing ADR	1.67%

Total	21.83%

LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.65%Δ
	Australia–5.80%
	BHP Billiton	259,916	$12,019,349
†	Iluka Resources	517,841	4,836,954
	Newcrest Mining	37,665	1,556,605

			18,412,908

	Austria–1.04%
	Erste Group Bank	70,296	3,302,536

			3,302,536

	Brazil–4.41%
	AmBev ADR	92,750	2,878,032
	Banco Santander ADR	263,070	3,577,752
	BM&F Bovespa	403,300	3,190,822
	Diagnosticos da America	112,600	1,526,619
	Fleury	64,400	1,034,172
	Petroleo Brasileiro ADR	47,730	1,806,103

			14,013,500

	Canada–3.41%
	Suncor Energy	94,887	3,642,108
	Teck Resources Class B	116,091	7,192,683

			10,834,791

	China–0.37%■
	China Construction Bank	1,294,850	1,161,159

			1,161,159

	Denmark–1.04%
	Novo Nordisk Class B	29,231	3,297,813

			3,297,813

	Finland–0.98%
	Kone Class B	55,789	3,102,823

			3,102,823

	France–11.71%
	Air Liquide	26,427	3,343,780
	Danone	98,556	6,195,564
	Dassault Systemes	27,462	2,071,478
	Essilor International	40,433	2,604,191
	LVMH Moet Hennessy Louis Vuitton	56,213	9,251,455
	Pernod-Ricard	35,164	3,307,800
	Publicis Groupe	61,626	3,213,244
	Schneider Electric	48,014	7,189,540

			37,177,052

	Germany–9.21%
	Bayer	61,889	4,554,974
	Beiersdorf	49,058	2,735,023
	Deutsche Boerse	49,061	3,408,822
	Fresenius Medical Care	53,291	3,105,318
†	Infineon Technologies	247,782	2,321,555
	Linde	34,903	5,324,313
	Merck KGaA	22,337	1,799,572
	SAP	52,923	2,683,399
	Symrise	120,947	3,310,809

			29,243,785

	Greece–0.47%
	Coca Cola Hellenic Bottling	57,290	1,482,857

			1,482,857

	Hong Kong–4.15%■
	China Unicom	2,262,000	3,236,210
	Dairy Farm International Holdings	315,000	2,926,350
	Esprit Holdings	552,600	2,630,582
	Li & Fung	754,000	4,375,092

			13,168,234

	India–0.58%
	Infosys Technologies	24,380	1,854,830

			1,854,830

	Indonesia–0.52%
	Bank Rakyat Indonesia Persero	1,428,000	1,664,151

			1,664,151

	Ireland–1.69%
	Accenture Class A	110,620	5,363,964

			5,363,964

	Israel–2.13%
†	NICE Systems ADR	75,090	2,620,641
	Teva Pharmaceutical Industries ADR	79,725	4,156,064

			6,776,705

	Italy–1.59%
	Saipem	102,288	5,038,015

			5,038,015

	Japan–11.03%
	Hoya	101,900	2,474,257
	Inpex Holdings	453	2,652,238
	JGC	111,000	2,415,034
	Keyence	5,900	1,708,650
	Konica Minolta Holdings	324,000	3,367,063
	Lawson	35,300	1,745,115
	Nomura Holdings	403,600	2,559,306
	Santen Pharmaceutical	74,200	2,576,421
	Shimano	57,700	2,934,199
	Shin-Etsu Chemical	88,400	4,789,263
	Tokyo Electron	41,800	2,645,472
	Unicharm	76,000	3,022,594
	Yahoo Japan	5,538	2,147,965

			35,037,577

	Mexico–0.46%
†	Grupo Televisa ADR	56,700	1,470,231

			1,470,231

LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Netherlands–2.03%
	Akzo Nobel	75,716	$4,705,607
	Heineken	35,588	1,745,687

			6,451,294

	Peru–0.32%
	Creditcorp	8,520	1,013,113

			1,013,113

	Philippines–0.73%
	Philippine Long Distance Telephone	39,875	2,333,389

			2,333,389

	Republic of Korea–1.31%
	AmorePacific	1,516	1,539,999
	Samsung Electronics	3,092	2,616,997

			4,156,996

	Russia–0.78%
	Gazprom ADR	98,470	2,486,368

			2,486,368

	South Africa–0.79%
	MTN Group	123,570	2,507,212

			2,507,212

	Spain–2.23%
†	Amadeus IT Holding	115,851	2,428,628
	Inditex	38,734	2,901,538
	Telefonica	77,562	1,759,211

			7,089,377

	Switzerland–9.72%
	Compagnie Financier Richemont Class A	59,010	3,473,777
	Credit Suisse Group	93,872	3,784,821
	Julius Baer Group	78,667	3,687,910
	Nestle	105,687	6,193,261
	Roche Holding	17,613	2,582,662
	Schindler Holding	25,626	3,033,539
	Sonova Holding	33,999	4,392,250
	Swatch Group	8,308	3,706,277

			30,854,497

	Taiwan–2.87%
	Acer	1,240,000	3,830,099
	Taiwan Semiconductors Manufacturing ADR	421,960	5,291,379

			9,121,478

	Turkey–0.99%
	Akbank	565,520	3,146,872

			3,146,872

	United Kingdom–12.56%
	Aberdeen Asset Management	996,258	3,151,942
	Capita Group	238,990	2,600,533
	Diageo	228,847	4,241,312
	Hays	1,453,176	2,935,800
	HSBC Holdings	481,950	4,899,159
	ICAP	224,977	1,874,208
	Intertek Group	104,017	2,894,927
	Michael Page International	422,810	3,657,508
	Reckitt Benckiser Group	81,868	4,511,006
	Standard Chartered	198,741	5,349,843
	Tesco	568,520	3,775,617

			39,891,855

	United States–1.73%
	Copa Holdings Class A	34,480	2,028,803
	Synthes	25,699	3,474,027

			5,502,830

	Total Common Stock (Cost $281,316,330)		306,958,212

	PREFERRED STOCK–0.84%Δ
	Germany–0.84%
	Henkel 1.35%	42,829	2,678,634

	Total Preferred Stock (Cost $2,338,550)		2,678,634

	WARRANT–0.49%
#†	HDFC Bank 144A	29,610	1,554,087

	Total Warrant (Cost $1,649,956)		1,554,087

		Principal
		Amount

≠	DISCOUNTED COMMERCIAL PAPER–1.74%
	BNP Paribas Finance 0.10% 1/3/11	$5,528,000	5,527,969

	Total Discounted Commercial Paper (Cost $5,527,969)		5,527,969

		Number of
		Shares

	SHORT-TERM INVESTMENT–0.03%
	Money Market Mutual Fund–0.03%
	Dreyfus Treasury & Agency Cash Management Fund	80,353	80,353

	Total Short-Term Investment (Cost $80,353)		80,353

LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.75% (Cost $290,913,158)	$316,799,255

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.25%	795,655

NET ASSETS APPLICABLE TO 25,397,342 SHARES OUTSTANDING–100.00%	$317,594,910

NET ASSET VALUE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($217,264,295 / 17,381,120 Shares)	$12.500

NET ASSET VALUE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($100,330,615 / 8,016,222 Shares)	$12.516

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$334,312,827
Undistributed net investment income	3,042,968
Accumulated net realized loss on investments	(45,672,774)
Net unrealized appreciation of investments and foreign currencies	25,911,889

Total net assets	$317,594,910

†	Non income producing security.

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010, the aggregate amount of Rule 144A securities was $1,554,087, which represented 0.49% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipts
BRL–Brazilian Real
EUR–European Monetary Unit
GBP–British Pound Sterling
MNB–Mellon National Bank
USD–United States Dollar

1The following foreign currency exchange contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contract to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)

MNB	BRL	55,137	USD	(32,875)	1/3/11	$327
MNB	BRL	113,474	USD	(68,342)	1/4/11	(27)
MNB	EUR	140	USD	(183)	1/3/11	4
MNB	EUR	57,805	USD	(76,380)	1/4/11	902
MNB	EUR	146,806	USD	(195,020)	1/5/11	1,251
MNB	GBP	(24,767)	USD	38,410	1/4/11	(228)
MNB	GBP	(19,149)	USD	29,535	1/5/11	(337)
MNB	GBP	(5,673)	USD	8,837	1/6/11	(12)

						$1,880

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$6,056,311
Interest	4,124
Foreign tax withheld	(596,464)

5,463,971

EXPENSES:
Management fees	2,503,623
Custodian fees	204,351
Distribution expenses-Service Class	170,088
Accounting and administration expenses	133,243
Reports and statements to shareholders	44,511
Professional fees	23,505
Trustees’ fees	8,678
Pricing fees	5,808
Other	10,842

3,104,649
Less expenses waived/reimbursed	(50,131)

Total operating expenses	3,054,518

NET INVESTMENT INCOME	2,409,453

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	42,395,583
Foreign currencies	(859,093)

Net realized gain	41,536,490
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(9,341,643)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	32,194,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,604,300

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,409,453	$1,963,845
Net realized gain (loss) on investments and foreign currencies	41,536,490	(15,396,573)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(9,341,643)	84,041,432

Net increase in net assets resulting from operations	34,604,300	70,608,704

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,470,040)	(1,725,229)
Service Class	(396,726)	(306,024)

	(1,866,766)	(2,031,253)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	63,518,833	45,369,893
Service Class	56,998,127	35,438,057
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,470,040	1,725,229
Service Class	396,726	306,024

	122,383,726	82,839,203

Cost of shares repurchased:
Standard Class	(88,731,673)	(58,422,162)
Service Class	(22,613,361)	(14,964,287)

	(111,345,034)	(73,386,449)

Increase in net assets derived from capital share transactions	11,038,692	9,452,754

NET INCREASE IN NET ASSETS	43,776,226	78,030,205
NET ASSETS:
Beginning of year	273,818,684	195,788,479

End of year (including undistributed (distributions in excess of) net investment income of $3,042,968 and ($68,409), respectively)	$317,594,910	$273,818,684

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/10[5]	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$11.135	$8.263	$18.071	$15.102	$12.190

Income (loss) from investment operations:
Net investment income[2]	0.102	0.086	0.170	0.224	0.059
Net realized and unrealized gain (loss) on investments and foreign currencies	1.351	2.875	(8.554)	2.875	2.862

Total from investment operations	1.453	2.961	(8.384)	3.099	2.921

Less dividends and distributions from:
Net investment income	(0.088)	(0.089)	(0.155)	(0.130)	(0.009)
Net realized gain	—	—	(1.269)	—	—

Total dividends and distributions	(0.088)	(0.089)	(1.424)	(0.130)	(0.009)

Net asset value, end of period	$12.500	$11.135	$8.263	$18.071	$15.102

Total return[3]	13.11%	35.85%	(48.94% )	20.55%	23.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$217,264	$217,756	$171,362	$209,614	$137,535
Ratio of expenses to average net assets	1.03%	1.04%	1.00%[4]	1.03%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.05%	1.06%	1.05%	1.04%	1.12%
Ratio of net investment income to average net assets	0.93%	0.90%	1.29%	1.35%	0.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.91%	0.88%	1.24%	1.34%	0.44%
Portfolio turnover	207%	118%	118%	108%	106%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Ratio for the year ended December 31, 2008, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.04%.

[5] Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Service Class
				4/30/07[1]
	Year Ended			to
	12/31/10[6]	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$11.152	$8.277	$18.066	$15.782

Income (loss) from investment operations:
Net investment income[2]	0.075	0.061	0.137	0.130
Net realized and unrealized gain (loss) on investments and foreign currencies	1.350	2.879	(8.541)	2.260

Total from investment operations	1.425	2.940	(8.404)	2.390

Less dividends and distributions from:
Net investment income	(0.061)	(0.065)	(0.116)	(0.106)
Net realized gain	—	—	(1.269)	—

Total dividends and distributions	(0.061)	(0.065)	(1.385)	(0.106)

Net asset value, end of period	$12.516	$11.152	$8.277	$18.066

Total return[3]	12.82%	35.51%	(49.07% )	15.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$100,331	$56,063	$24,426	$21,786
Ratio of expenses to average net assets	1.28%	1.29%	1.25%[5]	1.28%
Ratio of expenses to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	1.30%	1.31%	1.30%	1.29%
Ratio of net investment income to average net assets	0.68%	0.65%	1.04%	1.14%
Ratio of net investment income to average net assets
prior to expenses waived/reimbursed and expense paid indirectly	0.66%	0.63%	0.99%	1.13%
Portfolio turnover	207%	118%	118%	108%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

[5]	Ratio for the year ended December 31, 2008, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.29%.

[6] Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-advisor.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (formerly the LVIP Marsico International Growth Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. Such changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2010.

LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund; 0.95% on the next $50 million; 0.90% on the next $50 million; 0.85% on the next $100 million; and 0.80% on average daily net assets in excess of $250 million. Effective October 1, 2010, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.05% on the first $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Effective October 1, 2010, Massachusetts Financial Services Company (MFS) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.45% of the first $400 million of the Fund’s average daily net assets; 0.40% on the next $600 million; and 0.35% of the Fund’s average daily net assets in excess of $1 billion. Prior to October 1, 2010, Marsico Capital Management, LLC was responsible for the day-to-day management of the Fund’s investment portfolio, and was paid by LIAC at an annual rate of 0.50% of the first $300 million of the Fund’s average daily net assets; 0.45% on the next $100 million; 0.40% on the next $600 million; and 0.35% of the Fund’s average daily net assets in excess of $1 billion.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $17,722 and $11,058, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$218,877
Distribution fees payable to LFD	20,146

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $564,148,042 and sales of $551,038,090 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $292,450,038. At December 31, 2010, net unrealized appreciation was $24,349,217, of which $31,921,621 related to unrealized appreciation of investments and $7,572,404, related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Common Stock	$306,958,212	$—	$—	$306,958,212
Discounted Commercial Paper	—	5,527,969	—	5,527,969
Short-Term Investment	80,353	—	—	80,353
Preferred Stock	2,678,634	—	—	2,678,634
Warrant	—	—	1,554,087	1,554,087

Total	$309,717,199	$5,527,969	$1,554,087	$316,799,255

Foreign Currency Exchange Contracts	$—	$1,880	$—	$1,880

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Warrant

Balance as of 12/31/09	$—
Purchases	1,649,956
Net change in unrealized appreciation/depreciation	(95,869)

Balance as of 12/31/10	$1,554,087

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/10	$(95,869)

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$1,866,766	$2,031,253

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$334,312,827
Undistributed ordinary income	3,095,529
Capital loss carryforwards	(44,135,894)
Post-October currency losses	(50,681)
Unrealized appreciation of investments and foreign currencies	24,373,129

Net assets	$317,594,910

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment of passive foreign investment companies and tax treatment of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$2,568,690	$(2,568,690)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $25,759,112 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $19,711,979 expires in 2016 and $24,423,915 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	5,738,778	4,917,474
Service Class	5,068,713	3,610,313
Shares issued upon reinvestment of dividends and distributions:
Standard Class	125,698	156,553
Service Class	34,556	27,729

	10,967,745	8,712,069

Shares repurchased:
Standard Class	(8,039,623)	(6,255,939)
Service Class	(2,114,343)	(1,561,685)

	(10,153,966)	(7,817,624)

Net increase	813,779	894,445

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)

8. Market Risk (continued)

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2010, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Growth Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP MFS International Growth Fund

We have audited the accompanying statement of net assets of the LVIP MFS International Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	10.56%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The Fund intends to pass through foreign tax credits in the maximum amount of $425,476. The gross foreign source income earned by the Fund during the fiscal year ended December 31, 2010 was $5,302,231.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were above the average investment management fee of the Lipper expense group. The Board also considered the advisory fee waiver agreement by LIAC through April 30, 2012 to share with investors the benefit of the reduced sub-advisory fee negotiated with MFS, the Fund’s new sub-adviser. On the basis of the information provided,

LVIP MFS International Growth Fund–18

LVIP MFS International Growth Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund and advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with MFS

In considering the approval of the proposed sub-advisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the sub-advisory agreement. The Board reviewed the materials provided by Fund management regarding the criteria used in seeking a new sub-adviser for the Fund, including successful long- term track records in the international growth asset class, favorable risk, return and style characteristics. They considered the selection process used by Fund management, which included in-person meetings with potential sub-advisers. The Board considered the background of the investment professionals proposed to service the Fund, the longevity of the existing relationship with MFS and the diversified strategy of MFS. The Board also considered the in-person presentation by the proposed investment personnel at the Board meeting. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar policies, and its compliance program and regulatory matters.

The Board also considered the performance of the Foreign Large Cap Growth composite provided by MFS. The Board noted that the proposed sub-advisory agreement contained substantially the same terms as those in place under the current sub-advisory agreements for the other Lincoln funds. The Board concluded that the services to be provided by MFS were expected to be acceptable.

The Board noted that the maximum fee rate to be paid to MFS is lower than the maximum fee rate under the fee schedule with the prior sub-adviser.

With respect to MFS’s estimated profitability as sub-adviser, the Board considered MFS’s statement that the fees were in line with fees charged for other registered funds of similar size within the International Growth strategy. The Board also noted that the proposed sub-advisory fee was negotiated at arm’s length between LIAC and MFS, an unaffiliated third party, and that LIAC would compensate MFS from its fee and concluded the proposed sub-advisory fee was reasonable. With respect to additional potential benefits, the Board noted that MFS would have the ability to enter into commission sharing agreements.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are or continue to be, fair and reasonable, and that the approval or continuation of each such agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the new sub-advisory agreement.

LVIP MFS International Growth Fund–19

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP MFS International Growth Fund–20

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund–21

LVIP MFS Value Fund

LVIP MFS Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP MFS Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP MFS Value Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 11.59% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 1000® Value Index*, returned 15.51%.

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the remainder of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations in to year end.

Stock selection in the energy sector detracted from performance relative to the Russell 1000 Value Index. The Fund’s holdings of integrated oil company Total S.A. (France) and energy exploration and production company EOG Resources hindered relative results.

Stock selection in the industrial goods and services sector held back relative returns. Within this sector, holdings of poor-performing defense contractor Lockheed Martin and not holding strong-performing aerospace company Boeing dampened relative performance.

A combination of stock selection and an overweight position in the health care sector was another negative. Holdings of pharmaceutical and medical products maker Abbott Laboratories, medical device maker Medtronic, and diversified medical products maker Johnson & Johnson were among the Fund’s top relative detractors over the reporting period.

Elsewhere, not holding strong-performing financial services firm Citigroup held back relative results. Holdings of network equipment company Cisco Systems also dampened relative performance.

The Fund’s cash position was another detractor from relative performance. The Fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Stock selection in the retailing sector boosted relative performance. Auto parts retailer Advance Auto Parts outperformed the benchmark over the reporting period and was one of the Fund’s top contributors.

Elsewhere, not holding poor-performing insurance and investment firm Berkshire Hathaway aided relative performance. Holdings of integrated oil and gas company Exxon Mobil, tobacco company Philip Morris International, chemical company PPG Industries, insurance company MetLife, enterprise software products maker Oracle, paints and coatings manufacturer Sherwin-Williams, and diversified manufacturer Honeywell were also among the Fund’s top relative contributors. Our underweight position in pharmaceutical company Merck benefited relative performance as this stock underperformed the benchmark over the reporting period.

Steven Gorham
Nevin Chitkara
MFS Investment Management

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund
2010 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP MFS
	Value Fund	Russell 1000
	Standard Class	Value Index
12/31/00	10000	10000
	10154	9441
	7986	7975
	10236	10370
	11449	12081
	12363	12933
	14793	15810
	15930	15783
	10787	9967
	13048	11930
12/31/10	14560	13779

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP MFS Value Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,560. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have increased to $13,779. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+11.59%

Five Years	+3.33%

Ten Years	+3.83%

Service Class Shares

One Year	+11.31%

Inception (4/30/07)	−2.27%

*	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund’s sub-adviser.

LVIP MFS Value Fund–2

LVIP MFS Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,199.70	0.71%	$3.94
Service Class Shares	1,000.00	1,198.20	0.96%	5.32

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.63	0.71%	$3.62
Service Class Shares	1,000.00	1,020.37	0.96%	4.89

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.18%

Aerospace & Defense	9.04%
Auto Components	0.39%
Automobiles	0.19%
Beverages	2.42%
Capital Markets	7.25%
Chemicals	2.28%
Commercial Banks	3.00%
Communications Equipment	0.87%
Computers & Peripherals	2.61%
Construction & Engineering	0.20%
Diversified Financial Services	4.59%
Diversified Telecommunication Services	2.93%
Electric Utilities	0.66%
Energy Equipment & Services	1.67%
Food & Staples Retailing	0.95%
Food Products	4.10%
Health Care Equipment & Supplies	3.36%
Health Care Providers & Services	0.41%
Hotels, Restaurants & Leisure	0.30%
Household Durables	0.95%
Household Products	0.63%
Industrial Conglomerates	1.25%
Insurance	7.95%
IT Services	3.80%
Leisure Equipment & Products	0.41%
Life Sciences Tools & Services	0.49%
Machinery	1.60%
Media	2.22%
Multiline Retail	0.80%
Multi-Utilities	2.23%
Oil, Gas & Consumable Fuels	8.81%
Personal Products	0.24%
Pharmaceuticals	7.93%
Professional Services	0.62%
Road & Rail	0.50%
Semiconductors & Semiconductor Equipment	1.41%
Software	2.04%
Specialty Retail	1.86%
Tobacco	3.87%
Wireless Telecommunication Services	1.35%

Convertible Preferred Stock	0.31%

Short Term Investment	1.33%

Total Value of Securities	99.82%

Receivables and Other Assets Net of Liabilities	0.18%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Lockheed Martin	3.73%
Philip Morris International	3.26%
Goldman Sachs Group	3.10%
AT&T	2.93%
JPMorgan Chase	2.86%
Bank of New York Mellon	2.79%
Johnson & Johnson	2.69%
MetLife	2.59%
Chevron	2.40%
Accenture Class A	2.39%

Total	28.74%

LVIP MFS Value Fund–4

LVIP MFS Value Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.18%
	Aerospace & Defense–9.04%
	Honeywell International	192,930	$10,256,159
	Lockheed Martin	363,910	25,440,948
	Northrop Grumman	158,220	10,249,492
	United Technologies	200,380	15,773,914

			61,720,513

	Auto Components–0.39%
	Johnson Controls	69,030	2,636,946

			2,636,946

	Automobiles–0.19%
†	General Motors	36,090	1,330,277

			1,330,277

	Beverages–2.42%
	Diageo	495,725	9,187,467
	PepsiCo	112,400	7,343,092

			16,530,559

	Capital Markets–7.25%
	Bank of New York Mellon	631,780	19,079,756
	BlackRock	11,474	2,186,715
	Goldman Sachs Group	125,970	21,183,115
	State Street	152,370	7,060,826

			49,510,412

	Chemicals–2.28%
	Air Products & Chemicals	82,040	7,461,538
	PPG Industries	96,840	8,141,339

			15,602,877

	Commercial Banks–3.00%
	PNC Financial Services Group	95,840	5,819,405
	Wells Fargo	473,570	14,675,934

			20,495,339

	Communications Equipment–0.87%
†	Cisco Systems	293,300	5,933,459

			5,933,459

	Computers & Peripherals–2.61%
	Hewlett-Packard	85,580	3,602,918
	International Business Machines	96,920	14,223,979

			17,826,897

	Construction & Engineering–0.20%
	Fluor	21,100	1,398,086

			1,398,086

	Diversified Financial Services–4.59%
	Bank of America	885,050	11,806,567
	JPMorgan Chase	460,460	19,532,713

			31,339,280

	Diversified Telecommunication Services–2.93%
	AT&T	681,090	20,010,424

			20,010,424

	Electric Utilities–0.66%
	Entergy	31,550	2,234,687
	PPL	86,090	2,265,888

			4,500,575

	Energy Equipment & Services–1.67%
	National Oilwell Varco	52,760	3,548,110
	Noble	73,470	2,628,022
†	Transocean	75,640	5,257,736

			11,433,868

	Food & Staples Retailing–0.95%
	CVS Caremark	104,077	3,618,757
	Walgreen	73,210	2,852,262

			6,471,019

	Food Products–4.10%
	General Mills	279,370	9,942,778
	Kellogg	97,920	5,001,754
	Nestle	161,795	9,481,190
	Smucker (J.M.)	53,997	3,544,903

			27,970,625

	Health Care Equipment & Supplies–3.36%
	Becton Dickinson	75,600	6,389,712
	Medtronic	251,390	9,324,055
†	St. Jude Medical	169,430	7,243,133

			22,956,900

	Health Care Providers & Services–0.41%
	Quest Diagnostics	52,350	2,825,330

			2,825,330

	Hotels, Restaurants & Leisure–0.30%
	McDonald’s	26,390	2,025,696

			2,025,696

	Household Durables–0.95%
†	Pulte Group	242,210	1,821,419
	Stanley Black & Decker	69,392	4,640,243

			6,461,662

	Household Products–0.63%
	Procter & Gamble	66,465	4,275,693

			4,275,693

	Industrial Conglomerates–1.25%
	3M	98,930	8,537,659

			8,537,659

LVIP MFS Value Fund–5

LVIP MFS Value Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Insurance–7.95%
	ACE	60,730	$3,780,443
	Allstate	123,210	3,927,935
	Aon	173,410	7,978,594
	Chubb	81,330	4,850,521
	MetLife	397,460	17,663,122
	Prudential Financial	158,980	9,333,716
	Travelers	120,990	6,740,353

			54,274,684

	IT Services–3.80%
	Accenture Class A	336,460	16,314,946
	MasterCard Class A	24,840	5,566,892
	Western Union	218,460	4,056,802

			25,938,640

	Leisure Equipment & Products–0.41%
	Hasbro	59,120	2,789,282

			2,789,282

	Life Sciences Tools & Services–0.49%
†	Thermo Fisher Scientific	59,840	3,312,742

			3,312,742

	Machinery–1.60%
	Danaher	112,660	5,314,172
	Eaton	55,620	5,645,986

			10,960,158

	Media–2.22%
	Disney (Walt)	230,990	8,664,435
	Omnicom Group	141,600	6,485,280

			15,149,715

	Multiline Retail–0.80%
†	Kohl’s	50,220	2,728,955
	Target	45,530	2,737,719

			5,466,674

	Multi-Utilities–2.23%
	Dominion Resources	76,098	3,250,907
	PG&E	157,800	7,549,152
	Public Service Enterprise Group	138,410	4,402,822

			15,202,881

	Oil, Gas & Consumable Fuels–8.81%
	Apache	88,190	10,514,894
	Chevron	179,280	16,359,300
	EOG Resources	53,860	4,923,343
	Exxon Mobil	144,110	10,537,323
	Hess	107,910	8,259,431
	Occidental Petroleum	59,560	5,842,836
	Total ADR	70,020	3,744,670

			60,181,797

	Personal Products–0.24%
	Avon Products	57,030	1,657,292

			1,657,292

	Pharmaceuticals–7.93%
	Abbott Laboratories	252,320	12,088,651
	GlaxoSmithKline	143,047	2,768,306
	Johnson & Johnson	296,830	18,358,935
	Merck	68,160	2,456,486
	Pfizer	869,725	15,228,885
	Roche Holding	22,188	3,253,512

			54,154,775

	Professional Services–0.62%
	Dun & Bradstreet	51,280	4,209,575

			4,209,575

	Road & Rail–0.50%
	Canadian National Railway	51,490	3,422,540

			3,422,540

	Semiconductors & Semiconductor Equipment–1.41%
	Intel	457,710	9,625,641

			9,625,641

	Software–2.04%
	Oracle	445,270	13,936,951

			13,936,951

	Specialty Retail–1.86%
	Advance Auto Parts	34,350	2,272,253
	Sherwin-Williams	96,730	8,101,137
	Staples	103,250	2,351,003

			12,724,393

	Tobacco–3.87%
	Altria Group	75,640	1,862,257
	Philip Morris International	380,100	22,247,253
	Reynolds American	71,600	2,335,592

			26,445,102

	Wireless Telecommunication Services–1.35%
	Vodafone Group	3,571,155	9,242,588

			9,242,588

	Total Common Stock (Cost $578,447,302)		670,489,526

	CONVERTIBLE PREFERRED STOCK–0.31%
	Electric Utilities–0.14%
	PPL 9.50% exercise price $28.80 expiration date 7/1/13	18,140	996,430

			996,430

LVIP MFS Value Fund–6

LVIP MFS Value Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)

Oil, Gas & Consumable Fuels–0.17%
Apache 6.00% exercise price $109.12 expiration date 8/1/13	17,320	$1,147,623

		1,147,623

Total Convertible Preferred Stock (Cost $1,792,150)		2,144,053

SHORT-TERM INVESTMENT–1.33%
Money Market Mutual Fund–1.33%
Dreyfus Treasury & Agency Cash Management Fund	9,078,892	9,078,892

Total Short-Term Investment (Cost $9,078,892)		9,078,892

TOTAL VALUE OF SECURITIES–99.82% (Cost $589,318,344)	$681,712,471

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.18%	1,248,868

NET ASSETS APPLICABLE TO 29,956,880 SHARES OUTSTANDING–100.00%	$682,961,339

NET ASSET VALUE–LVIP MFS VALUE FUND STANDARD CLASS ($263,413,365 / 11,556,183 Shares)	$22.794

NET ASSET VALUE–LVIP MFS VALUE FUND SERVICE CLASS ($419,547,974 / 18,400,697 Shares)	$22.801

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$676,152,114
Undistributed net investment income	2,231,593
Accumulated net realized loss on investments	(87,833,872)
Net unrealized appreciation of investments and foreign currencies	92,411,504

Total net assets	$682,961,339

†	Non income producing security.
ADR–American Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–7

LVIP MFS Value Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$14,055,390
Interest	17,427
Foreign tax withheld	(106,342)

13,966,475

EXPENSES:
Management fees	3,679,723
Distribution expenses-Service Class	777,634
Accounting and administration expenses	262,180
Reports and statements to shareholders	69,721
Professional fees	28,275
Custodian fees	24,530
Trustees’ fees	17,335
Pricing fees	1,940
Other	13,297

4,874,635
Less expenses waived/reimbursed	(1,414)

Total operating expenses	4,873,221

NET INVESTMENT INCOME	9,093,254

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(6,728,622)
Foreign currencies	21,990

Net realized loss	(6,706,632)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	64,625,391

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	57,918,759

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,012,013

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,093,254	$8,395,623
Net realized loss on investments and foreign currencies	(6,706,632)	(52,904,254)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	64,625,391	130,931,706

Net increase in net assets resulting from operations	67,012,013	86,423,075

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,044,264)	(3,754,594)
Service Class	(3,838,068)	(2,393,431)

	(6,882,332)	(6,148,025)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	49,322,542	57,623,836
Service Class	166,099,926	137,054,468
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,044,264	3,754,594
Service Class	3,838,068	2,393,431

	222,304,800	200,826,329

Cost of shares repurchased:
Standard Class	(109,735,973)	(95,537,515)
Service Class	(23,908,100)	(20,104,640)

	(133,644,073)	(115,642,155)

Increase in net assets derived from capital share transactions	88,660,727	85,184,174

NET INCREASE IN NET ASSETS	148,790,408	165,459,224
NET ASSETS:
Beginning of year	534,170,931	368,711,707

End of year (including undistributed net investment income of $2,231,593 and $2,243,799, respectively)	$682,961,339	$534,170,931

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–8

LVIP MFS Value Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06[2]

Net asset value, beginning of period	$20.676	$17.318	$26.422	$24.786	$22.837

Income (loss) from investment operations:
Net investment income[3]	0.359	0.377	0.426	0.404	0.361
Net realized and unrealized gain (loss) on investments and foreign currencies	2.028	3.248	(8.858)	1.496	3.794

Total from investment operations	2.387	3.625	(8.432)	1.900	4.155

Less dividends and distributions from:
Net investment income	(0.269)	(0.267)	(0.236)	(0.264)	(0.286)
Net realized gain on investments	—	—	(0.436)	—	(1.920)

Total dividends and distributions	(0.269)	(0.267)	(0.672)	(0.264)	(2.206)

Net asset value, end of period	$22.794	$20.676	$17.318	$26.422	$24.786

Total return[4]	11.59%	20.96%	(32.29% )	7.69%	19.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$263,413	$297,396	$284,601	$301,096	$109,129
Ratio of expenses to average net assets	0.71%	0.73%	0.74%	0.78%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.71%	0.73%	0.74%	0.78%	0.82%
Ratio of net investment income to average net assets	1.71%	2.09%	1.94%	1.53%	1.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid	1.71%	2.09%	1.94%	1.53%	1.54%
Portfolio turnover	32%	35%	35%	22%	164%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Value Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–9

LVIP MFS Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Service Class
				4/30/07[1]
	Year Ended			to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$20.684	$17.327	$26.416	$26.308
Income (loss) from investment operations:
Net investment income[2]	0.307	0.331	0.375	0.240
Net realized and unrealized gain (loss) on investments and foreign currencies	2.026	3.245	(8.848)	0.096

Total from investment operations	2.333	3.576	(8.473)	0.336

Less dividends and distributions from:
Net investment income	(0.216)	(0.219)	(0.180)	(0.228)
Net realized gain on investments	—	—	(0.436)	—

Total dividends and distributions	(0.216)	(0.219)	(0.616)	(0.228)

Net asset value, end of period	$22.801	$20.684	$17.327	$26.416

Total return[3]	11.31%	20.67%	(32.46% )	1.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$419,548	$236,775	$84,111	$12,405
Ratio of expenses to average net assets	0.96%	0.98%	0.99%	1.02%
Ratio of net investment income to average net assets	1.46%	1.84%	1.69%	1.33%
Portfolio turnover	32%	35%	35%	22%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–10

LVIP MFS Value Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP MFS Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007—December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting– Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $46,432 for the year ended December 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP MFS Value Fund–11

LVIP MFS Value Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the average daily net assets of the Fund; 0.70% of the next $75 million; 0.65% of the next $50 million; and 0.60% of the Fund’s average daily net assets in excess of $200 million. Effective December 8, 2010, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.00% of the first $500 million of average daily net assets of the Fund; 0.0125% on the next $1 billion; and 0.0375% in excess of $1.5 billion. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.80% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Massachusetts Financial Services Company (MFS) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.375% of the first $250 million of the Fund’s average daily net assets; 0.350% of the next $250 million; 0.300% of the next $1 billion; and 0.250% of the Fund’s average daily net assets in excess of $1.5 billion. Prior to December 8, 2010, the Sub-Advisor was paid an annual rate of 0.375% of the first $250 million of the Fund’s average daily net assets; 0.350% of the next $250 million; and 0.325% of the Fund’s average daily net assets in excess of $500 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $36,288 and $9,209, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$355,797
Distribution fees payable to LFD	86,653

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $269,916,047 and sales of $182,932,572 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $621,455,522. At December 31, 2010, net unrealized appreciation was $60,256,949, of which $100,868,872 related to unrealized appreciation of investments and $40,611,923 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP MFS Value Fund–12

LVIP MFS Value Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Total

Common Stock	$670,489,526	$—	$670,489,526
Convertible Preferred Stock	—	$2,144,053	2,144,053
Short-Term Investment	9,078,892	—	9,078,892

Total	$679,568,418	$2,144,053	$681,712,471

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$6,882,332	$6,148,025

In addition, the Fund declared an ordinary consent dividend of $2,245,118 for the year ended December 31, 2009. The amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$676,152,114
Undistributed ordinary income	2,231,593
Capital loss carryforwards	(55,696,694)
Unrealized appreciation of investments and foreign currencies	60,274,326

Net assets	$682,961,339

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(2,223,128)	$(21,990)	$2,245,118

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $398,441 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $14,068,676 expires in 2016 and $41,628,018 expires in 2017.

LVIP MFS Value Fund–13

LVIP MFS Value Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	2,333,184	3,315,998
Service Class	7,905,296	7,624,055
Shares issued upon reinvestment of dividends and distributions:
Standard Class	138,093	185,650
Service Class	174,022	118,282

	10,550,595	11,243,985

Shares repurchased:
Standard Class	(5,298,770)	(5,552,037)
Service Class	(1,126,100)	(1,149,147)

	(6,424,870)	(6,701,184)

Net increase	4,125,725	4,542,801

7.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS Value Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP MFS Value Fund

We have audited the accompanying statement of net assets of the LVIP MFS Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP MFS Value Fund–15

LVIP MFS Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	is based on a percentage of the Fund’s total distributions.

(B)	is based on a percentage of ordinary income of the Fund.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2011. The Board noted that the investment management fees for the Fund were within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP MFS Value Fund–16

LVIP MFS Value Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with MFS

In considering the renewal of the sub-advisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by MFS under the sub-advisory agreement. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of large-cap value funds’ and the Russell 1000 Value Index. The Board noted that the Fund’s one year return was well below the average return of the Lipper performance group and below the benchmark index although three year and five year returns were well above the average return of the Lipper performance group. With respect to the one year performance, the Board considered management’s view that MFS had invested consistently with its stated investment strategy. The Board concluded that the services provided by MFS were satisfactory and did not expect MFS to outperform given that its stated investment strategy had been out of favor in recent market conditions.

The Board reviewed the sub-advisory fee schedule, which contains breakpoints, and noted that the sub-advisory fee was within range of the contractual sub-adviser fees of the Lipper expense group and within range of fees charged to comparable registered funds sub-advised by MFS and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information regarding MFS’s estimated profitability from providing sub-advisory services to the Fund and noted that the sub-advisory fee was negotiated at arm’s length between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that Lincoln Life affiliated companies distribute some MFS products.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP MFS Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP MFS Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund–19

LVIP Mid-Cap Value Fund

LVIP Mid-Cap Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Mid-Cap Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	18

LVIP Mid-Cap Value Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 23.90% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 2500tm Value Index*, returned 24.82%.

Global equities were volatile during the year moving higher early in the period on the back of strong corporate earnings and generally favorable economic data before succumbing in the second quarter to escalating global growth concerns and challenges in Europe. Equity markets rebounded in the third quarter and continued their ascent through the end of the year, as improving optimism about the global economy and a tidal wave of global liquidity outweighed investors’ concerns about sovereign debt troubles in Europe.

The Fund’s performance for the year was driven primarily by strong stock selection within financials, telecom & media, and utilities. Overall sector allocation, which is a fall-out from bottom up stock selection, also contributed to the Fund’s return. In particular, our underweight position in utilities and our overweight position in materials and industrials aided the annual results. Performance was partially offset by weak stock selection within consumer staples, consumer discretionary, and materials. A small residual allocation to cash was also a drag on performance as equities performed strongly during the year.

Among the top contributors to relative performance were Virgin Media (telecom & media), Impax Lab (health care), and CF Industries (materials). At the end of the period, we continued to hold Virgin Media, Impax Lab, and CF Industries. The largest detractors from relative performance included Amedisys (health care), Dean Foods (consumer staples), and Owens-Illinois (materials). We eliminated our positions in Amedisys and Dean Foods prior to the end of the period, but continued to hold Owens-Illinois.

We look for global Gross Domestic Product (GDP) growth of around 3.5% in 2011, and our fears of disappointing U.S. growth in the first half from fiscal drag were effectively relieved by the passage of the tax package and extension of unemployment benefits. The U.S. consumer has seen a significant reduction in debt service burden relative to income over the past three years. We believe we will see better job growth in 2011. Corporations will put more of their cash to productive use. These trends will help move the U.S. economy off government life support and toward a more healthy mix of private consumption.

Our very slight overweight to the more cyclical sectors of the market still feels appropriate given improved growth prospects, but we continue to take profits when stocks close in on our price targets and redeploy funds into areas that have lagged. During the year we were net buyers of industrials, telecom & media, financials and utilities stocks, while we were net sellers in the health care, materials, and information technology sectors. While we are now underweight the consumer broadly, we do have an overweight to housing and media where valuations still look attractive to us. Our health care sales have been driven more by individual stock disappointments, and we continue to find overall valuations much friendlier than in other defensive sectors like consumer staples and utilities.

James N. Mordy
Wellington Management Company, LLP

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/01 through 12/31/10

	LVIP Mid-Cap
	Value Fund	Russell 2500
	Standard Class	Value Index
5/1/01	10000	10000
	9923	10974
	8568	9890
	12264	14334
	14203	17427
	15624	18775
	18388	22564
	18688	20923
	11081	14230
	15784	18169
12/31/10	19556	22678

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mid-Cap Value Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,556. For comparison, look at how the Russell 2500 Value Index did over the same period. The same $10,000 investment would have increased to $22,678. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+23.90%

Five Years	+4.59%

Inception (5/1/01)	+7.18%

Service Class Shares

One Year	+23.59%

Inception (4/30/07)	−1.44%

*	The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

LVIP Mid-Cap Value Fund–1

LVIP Mid-Cap Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waiver in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,299.30	1.04%	$6.03
Service Class Shares	1,000.00	1,297.70	1.29%	7.47

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,019.96	1.04%	$5.30
Service Class Shares	1,000.00	1,018.70	1.29%	6.56

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mid-Cap Value Fund–2

LVIP Mid-Cap Value Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.59%

Aerospace & Defense	2.08%
Airlines	2.03%
Beverages	1.02%
Capital Markets	5.27%
Chemicals	5.95%
Commercial Banks	3.13%
Construction & Engineering	0.78%
Containers & Packaging	3.34%
Diversified Consumer Services	0.60%
Diversified Financial Services	2.70%
Electric Utilities	2.77%
Electrical Equipment	4.20%
Electronic Equipment, Instruments & Components	4.26%
Energy Equipment & Services	2.66%
Food Products	1.29%
Gas Utilities	1.09%
Health Care Providers & Services	4.03%
Hotels, Restaurants & Leisure	0.32%
Household Durables	2.45%
Industrial Conglomerates	1.32%
Insurance	9.36%
Leisure Equipment & Products	1.23%
Machinery	7.12%
Media	3.56%
Multi-Utilities & Unregulated Power	3.30%
Oil, Gas & Consumable Fuels	5.31%
Paper & Forest Products	0.81%
Pharmaceuticals	2.61%
Real Estate Investment Trusts	2.64%
Real Estate Management & Development	2.68%
Road & Rail	0.55%
Semiconductors & Semiconductor Equipment	2.89%
Software	2.07%
Specialty Retail	2.29%
Thrift & Mortgage Finance	0.88%

Short-Term Investment	1.77%

Total Value of Securities	100.36%

Liabilities Net of Receivables and Other Assets	(0.36%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Arrow Electronics	2.78%
PHH	2.70%
Virgin Media	2.40%
Varian Semiconductor Equipment Associates	2.37%
Reinsurance Group of America	2.11%
CIGNA	2.07%
Delta Air Lines	2.03%
NV Energy	1.98%
Unum Group	1.90%
Northeast Utilities	1.83%

Total	22.17%

LVIP Mid-Cap Value Fund–3

LVIP Mid-Cap Value Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.59%
	Aerospace & Defense–2.08%
†	Esterline Technologies	14,900	$1,021,991
†	Teledyne Technologies	23,700	1,042,089

			2,064,080

	Airlines–2.03%
†	Delta Air Lines	159,550	2,010,330

			2,010,330

	Beverages–1.02%
	Molson Coors Brewing Class B	20,200	1,013,838

			1,013,838

	Capital Markets–5.27%
†	Affiliated Managers Group	12,400	1,230,328
	Ameriprise Financial	18,600	1,070,430
	Invesco	60,900	1,465,254
	Solar Capital	18,042	447,081
=†*	Solar Cayman Escrow	26,800	11,792
	TD Ameritrade Holding	53,000	1,006,470

			5,231,355

	Chemicals–5.95%
	Agrium	11,100	1,018,425
	CF Industries Holdings	13,100	1,770,464
	FMC	19,300	1,541,877
	Methanex	51,500	1,565,600

			5,896,366

	Commercial Banks–3.13%
	Comerica	36,900	1,558,656
	First Midwest Bancorp	6,500	74,880
	Huntington Bancshares	98,572	677,190
†	Popular	130,000	408,200
	Umpqua Holdings	31,600	384,888

			3,103,814

	Construction & Engineering–0.78%
†	URS	18,500	769,785

			769,785

	Containers & Packaging–3.34%
	Greif Class A	18,300	1,132,770
†	Owens-Illinois	47,500	1,458,250
	Rexam	137,900	717,677

			3,308,697

	Diversified Consumer Services–0.60%
	DeVry	12,500	599,750

			599,750

	Diversified Financial Services–2.70%
†	PHH	115,500	2,673,825

			2,673,825

	Electric Utilities–2.77%
	Northeast Utilities	56,800	1,810,784
	Westar Energy	37,400	940,984

			2,751,768

	Electrical Equipment–4.20%
	AMETEK	28,350	1,112,738
	Hubbell Class B	22,900	1,376,977
†	Thomas & Betts	34,600	1,671,180

			4,160,895

	Electronic Equipment, Instruments & Components–4.26%
†	Arrow Electronics	80,600	2,760,550
†	Flextronics International	76,900	603,665
	Kingboard Laminates Holdings	844,000	857,845

			4,222,060

	Energy Equipment & Services–2.66%
†	Compagnie Generale de Geophysique-Veritas ADR	26,200	801,458
	ENSCO ADR	17,400	928,812
	SBM Offshore	40,317	903,664

			2,633,934

	Food Products–1.29%
	Bunge	8,000	524,160
	Cosan Class A	1,900	25,878
	Maple Leaf Foods	37,700	430,566
†	PureCircle	117,036	302,173

			1,282,777

	Gas Utilities–1.09%
	UGI	34,200	1,080,036

			1,080,036

	Health Care Providers & Services–4.03%
	AmerisourceBergen	43,100	1,470,572
†	Brookdale Senior Living	12,100	259,061
	CIGNA	55,900	2,049,294
†	Team Health Holdings	14,100	219,114

			3,998,041

	Hotels, Restaurants & Leisure–0.32%
	Thomas Cook Group	108,797	321,127

			321,127

	Household Durables–2.45%
	MDC Holdings	47,900	1,378,083
†	Toll Brothers	55,400	1,052,600

			2,430,683

	Industrial Conglomerates–1.32%
	Textron	55,400	1,309,656

			1,309,656

LVIP Mid-Cap Value Fund–4

LVIP Mid-Cap Value Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Insurance–9.36%
	Everest Re Group	16,900	$1,433,458
	Fidelity National Financial Class A	61,600	842,688
	Platinum Underwriters Holdings	35,600	1,600,932
	Principal Financial Group	44,000	1,432,640
	Reinsurance Group of America	39,031	2,096,354
	Unum Group	77,600	1,879,472

			9,285,544

	Leisure Equipment & Products–1.23%
	Mattel	48,100	1,223,183

			1,223,183

	Machinery–7.12%
†	AGCO	24,300	1,231,038
	Barnes Group	72,900	1,506,843
	Dover	21,700	1,268,365
	Pentair	46,300	1,690,412
†	Terex	43,900	1,362,656

			7,059,314

	Media–3.56%
	CBS Class B	60,200	1,146,810
	Virgin Media	87,400	2,380,776

			3,527,586

	Multi-Utilities & Unregulated Power–3.30%
	NV Energy	139,800	1,964,190
	Wisconsin Energy	22,300	1,312,578

			3,276,768

	Oil, Gas & Consumable Fuels–5.31%
	Cabot Oil & Gas	25,100	950,035
†	Cobalt International Energy	30,700	374,847
	Consol Energy	20,600	1,004,044
†	Newfield Exploration	23,400	1,687,374
	Overseas Shipholding Group	17,700	626,934
†	Quicksilver Resources	42,500	626,450

			5,269,684

	Paper & Forest Products–0.81%
†	Sino-Forest	34,200	798,674

			798,674

	Pharmaceuticals–2.61%
†	Endo Pharmaceuticals Holdings	40,300	1,439,113
†	Impax Laboratories	57,200	1,150,292

			2,589,405

	Real Estate Investment Trusts–2.64%
	AMB Property	20,800	659,568
	Duke Realty	67,300	838,558
	Plum Creek Timber	22,900	857,605
	ProLogis	18,200	262,808

			2,618,539

	Real Estate Management & Development–2.68%
	BR Properties	147,900	1,618,429
	Iguatemi Empresa de Shopping Centers	15,600	390,106
	Multiplan Empreendimentos Imobiliarios	29,300	651,484

			2,660,019

	Road & Rail–0.55%
†	Swift Transporation	44,000	550,440

			550,440

	Semiconductors & Semiconductor Equipment–2.89%
	Linear Technology	15,100	522,309
†	Varian Semiconductor Equipment Associates	63,450	2,345,747

			2,868,056

	Software–2.07%
†	BMC Software	16,600	782,524
†	Check Point Software Technologies	27,400	1,267,524

			2,050,048

	Specialty Retail–2.29%
	American Eagle Outfitters	22,500	329,175
†	AnnTaylor Stores	24,100	660,099
	Ross Stores	20,200	1,277,650

			2,266,924

	Thrift & Mortgage Finance–0.88%
†	Beneficial Mutual Bancorp	53,500	472,405
	Capitol Federal Financial	33,400	397,794

			870,199

	Total Common Stock (Cost $75,456,964)		97,777,200

	SHORT-TERM INVESTMENT–1.77%
	Money Market Mutual Fund–1.77%
	Dreyfus Treasury & Agency Cash Management Fund	1,755,890	1,755,890

	Total Short-Term Investment (Cost $1,755,890)		1,755,890

LVIP Mid-Cap Value Fund–5

LVIP Mid-Cap Value Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.36% (Cost $77,212,854)	$99,533,090

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.36%)	(359,682)

NET ASSETS APPLICABLE TO 6,994,953 SHARES OUTSTANDING–100.00%	$99,173,408

NET ASSET VALUE–LVIP MID-CAP VALUE FUND STANDARD CLASS ($55,143,639 / 3,889,994 Shares)	$14.176

NET ASSET VALUE–LVIP MID-CAP VALUE FUND SERVICE CLASS ($44,029,769 / 3,104,959 Shares)	$14.180

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$128,744,951
Undistributed net investment income	84,975
Accumulated net realized loss on investments	(51,976,766)
Net unrealized appreciation of investments and foreign currencies	22,320,248

Total net assets	$99,173,408

†	Non income producing security.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2010, the aggregate amount of fair valued securities was $11,792, which represented 0.01% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

*	Common Stock Unit

Summary of Abbreviations:
ADR–American Depositary Receipts
CAD–Canadian Dollar
DF–Delaware Fund
EUR–European Monetary Unit
GBP–British Pound Sterling
USD–United States Dollar

1The following foreign currency exchange contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive		In Exchange For		Settlement Date	(Depreciation)
DF	CAD	1,149	USD	(1,149)	1/5/11	$3
DF	EUR	2,263	USD	(3,024)	1/5/11	1
DF	GBP	1,562	USD	(2,426)	1/6/11	11

						$15

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–6

LVIP Mid-Cap Value Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$1,199,921
Interest	(268)
Foreign tax withheld	(4,818)

1,194,835

EXPENSES:
Management fees	780,601
Distribution expenses-Service Class	83,978
Accounting and administration fees	37,796
Reports and statements to shareholders	27,450
Professional fees	21,142
Custody fees	18,493
Trustees’ fees	2,409
Pricing fees	1,737
Other	5,268

978,874
Less expenses waived/reimbursed	(32,196)

Total operating expenses	946,678

NET INVESTMENT INCOME	248,157

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	6,367,282
Foreign currencies	(50,908)

Net realized gain	6,316,374
Net change in unrealized appreciation/depreciation of investments and foreign currencies	12,236,882

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	18,553,256

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,801,413

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$248,157	$432,616
Net realized gain (loss) on investments and foreign currencies	6,316,374	(29,990,496)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	12,236,882	53,894,932

Net increase in net assets resulting from operations	18,801,413	24,337,052

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(123,831)	(209,598)
Service Class	(3,009)	(58,080)

	(126,840)	(267,678)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,845,652	6,695,839
Service Class	21,263,104	12,779,221
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	123,831	209,598
Service Class	3,009	58,080

	31,235,596	19,742,738

Cost of shares repurchased:
Standard Class	(12,252,219)	(59,123,313)
Service Class	(10,467,344)	(8,999,198)

	(22,719,563)	(68,122,511)

Increase (decrease) in net assets derived from capital share transactions	8,516,033	(48,379,773)

NET INCREASE (DECREASE) IN NET ASSETS	27,190,606	(24,310,399)
NET ASSETS:
Beginning of year	71,982,802	96,293,201

End of year (including undistributed net investment income of $84,975 and $164,927, respectively)	$99,173,408	$71,982,802

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–7

LVIP Mid-Cap Value Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$11.468	$8.089	$14.658	$14.473	$13.797

Income (loss) from investment operations:
Net investment income[2]	0.049	0.058	0.069	0.066	0.071
Net realized and unrealized gain (loss) on investments and foreign currencies	2.691	3.371	(5.772)	0.170	2.223

Total from investment operations	2.740	3.429	(5.703)	0.236	2.294

Less dividends and distributions from:
Net investment income	(0.032)	(0.050)	(0.037)	(0.051)	—
Net realized gain on investments	—	—	(0.829)	—	(1.618)

Total dividends and distributions	(0.032)	(0.050)	(0.866)	(0.051)	(1.618)

Net asset value, end of period	$14.176	$11.468	$8.089	$14.658	$14.473

Total return[3]	23.90%	42.44%	(40.71% )	1.63%	17.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,143	$46,759	$82,094	$92,072	$62,172
Ratio of expenses to average net assets	1.04%	1.04%	0.99%	1.03%	1.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.08%	1.10%	0.99%	1.03%	1.10%
Ratio of net investment income to average net assets	0.40%	0.65%	0.62%	0.41%	0.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.36%	0.59%	0.62%	0.41%	0.52%
Portfolio turnover	48%	61%	70%	71%	52%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Mid-Cap Value Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–8

LVIP Mid-Cap Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Service Class
				4/30/07[1]
	Year Ended			to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$11.475	$8.096	$14.656	$16.086

Income (loss) from investment operations:
Net investment income[2]	0.018	0.034	0.041	0.024
Net realized and unrealized gain (loss) on investments and foreign currencies	2.688	3.372	(5.763)	(1.425)

Total from investment operations	2.706	3.406	(5.722)	(1.401)

Less dividends and distributions from:
Net investment income	(0.001)	(0.027)	(0.009)	(0.029)
Net realized gain on investments	—	—	(0.829)	—

Total dividends and distributions	(0.001)	(0.027)	(0.838)	(0.029)

Net asset value, end of period	$14.180	$11.475	$8.096	$14.656

Total return[3]	23.59%	42.09%	(40.85% )	(8.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,030	$25,224	$14,199	$14,885
Ratio of expenses to average net assets	1.29%	1.29%	1.24%	1.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.33%	1.35%	1.24%	1.27%
Ratio of net investment income to average net assets	0.15%	0.40%	0.37%	0.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.11%	0.34%	0.37%	0.21%
Portfolio turnover	48%	61%	70%	71%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–9

LVIP Mid-Cap Value Fund
Notes to Financial Statements
December 31, 2010
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Mid-Cap Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,330 for the year ended December 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

LVIP Mid-Cap Value Fund–10

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.05% of the first $25 million of average daily net assets of the Fund. The agreements will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.04% of average daily net assets of the Fund. The agreements will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Wellington Management Company, LLP (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.65% of the first $50 million; 0.55% on the next $50 million; and 0.45% of the Fund’s average daily net assets in excess of $100 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $5,179 and $1,483, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$78,228
Distribution fees payable to LFD	9,094

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $46,523,084 and sales of $38,917,906 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $82,398,921. At December 31, 2010, net unrealized appreciation was $17,134,169, of which $23,514,620 related to unrealized appreciation of investments and $6,380,451 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

LVIP Mid-Cap Value Fund–11

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Common Stock	$97,765,408	$—	$11,792	$97,777,200
Short-Term Investment	1,755,890	—	—	1,755,890

Total	$99,521,298	$—	$11,792	$99,533,090

Foreign Currency Exchange Contracts	$—	$15	$—	$15

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock

Balance as of 12/31/09	$245,488
Transfers out of Level 3	(402,000)
Net change in unrealized appreciation/depreciation	168,304

Balance as of 12/31/10	$11,792

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/10	$11,792

During the year ended December 31, 2010, transfers out of Level 3 investments into Level 1 investments were made in the amount of $402,000 for the Fund. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price.

During the year ended December 31, 2010, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$126,840	$267,678

In addition, the Fund declared an ordinary income consent dividend of $143,911 for the year ended December 31, 2009. The amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$128,744,951
Undistributed ordinary income	89,646
Capital loss carryforwards	(46,790,699)
Post-October currency losses	(4,656)
Unrealized appreciation of investments and foreign currencies	17,134,166

Net assets	$99,173,408

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market on foreign currency contracts.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

LVIP Mid-Cap Value Fund–12

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment of foreign capital gain taxes and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain	Capital

$(201,269)	$57,358	$143,911

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $5,071,411 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $11,125,092 expires in 2016 and $35,665,607 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	800,910	752,856
Service Class	1,752,651	1,408,341
Shares issued upon reinvestment of dividends and distributions:
Standard Class	9,013	19,134
Service Class	219	5,298

	2,562,793	2,185,629

Shares repurchased:
Standard Class	(997,310)	(6,843,625)
Service Class	(846,102)	(969,195)

	(1,843,412)	(7,812,820)

Net increase (decrease)	719,381	(5,627,191)

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP Mid-Cap Value Fund–13

LVIP Mid-Cap Value Fund
Notes to Financial Statements (continued)

8.	Market Risk (continued)

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mid-Cap Value Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Mid-Cap Value Fund

We have audited the accompanying statement of net assets of the LVIP Mid-Cap Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mid-Cap Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Mid-Cap Value Fund–15

LVIP Mid-Cap Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund through April 30, 2011. The Board noted that the investment management fee was above the average of the Lipper expense group and that total expenses after giving effect to the expense limitation in place for the period were above the average, although within an acceptable range of the net expense ratios of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Mid-Cap Value Fund–16

LVIP Mid-Cap Value Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Wellington

In considering the renewal of the sub-advisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the sub-advisory agreement. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund, the good reputation, resources, and investment approach of Wellington. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of mid-cap value funds and the Russell 2500 Value Index. The Board noted that the Fund’s performance was above the average of the Lipper performance group for the one year, three year and five year periods and that the contrarian strategy had performed well. The Board concluded that the services provided by Wellington were satisfactory.

The Board noted that the sub-advisory fee schedule, which contains breakpoints, was consistent with Wellington’s standard fee schedule for the strategy. In noting that the Fund’s sub-advisory fee schedule was higher than the fees Wellington charges other sub-advised funds, the Board considered that LIAC compensates Wellington from its advisory fee and that Wellington had agreed to lower its sub-advisory fee on the first $25 million of net assets managed the prior year and that LIAC had agreed to pass along a portion of the reduction to shareholders until April 30, 2011. The Board concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board noted that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fee. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted that Wellington has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Wellington.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Mid-Cap Value Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Mid-Cap Value Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mid-Cap Value Fund–19

LVIP Mondrian International Value Fund

LVIP Mondrian International
Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Mondrian International Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Country and Sector Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	13
Other Fund Information	14
Officer/Trustee Information	16

LVIP Mondrian International Value Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 2.46% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the MSCI EAFE Index* (net dividends), returned 7.75%.

Returns differed widely amongst EAFE markets and sectors. The weakest markets were the “PIIGS” or “Olive Belt” markets that were badly affected by sovereign debt concerns and bail-outs or the possibility of bail-outs. Greece was the weakest, down 44.9% (all returns quoted in U.S. dollars), then Spain, down 22.0% and Portugal, Italy and Ireland were down 11.3%, 15.0% and 18.1% respectively.

In contrast, the strongest markets were the Nordic countries, believed to be insulated from euro zone debt (of the four countries, only Finland has the euro) and, in Sweden’s case, a beneficiary of strong economic recovery, especially in exports of capital goods. The Pacific area was generally strong, helped by strong demand from China and buoyed by currency strength. The Australian market rose 14.5%, the Japanese market was up 15.4% and Singapore and Hong Kong rose by 22.1% and 23.2% respectively.

Cyclically-exposed sectors tended to outperform classically-defensive sectors in 2010. The materials sector had another strong year, pushed up 17.7% by supply restrictions and Chinese demand. Industrials were very strong, rising 20.4%. Chinese demand for luxury goods drove the consumer discretionary sector up 19.7%. The utilities sector was down by 4.9% as it was affected by low power prices, and negative regulatory and political intervention. The financials sector was also negative, down 1.6%, pushed by the banks sub-sector as sovereign debt concerns intensified and tougher regulations were announced.

The Fund’s return during the year lagged that of its benchmark index. The largest returns were from stocks whose companies are based in Hong Kong, Japan and the UK. Stocks that performed weakly were predominantly European. Currency contribution was neutral but market selection and stock selection were negative.

The Fund’s overweight position in the outperforming Singaporean market was helpful as was its zero position in the strongly underperforming Greek market. The Fund’s overweight in Spain and underweight in Germany were not beneficial. Underweight positions in the outperforming industrials and materials sectors were not helpful as was stock selection within the financials and consumer staples sectors. Stock selection in the industrials and materials sectors was, however, supportive to returns.

Clive Gillmore
Elizabeth A. Desmond
Emma R. Lewis
Mondrian Investment Partners Limited

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Mondrian
	International Value
	Fund Standard	MSCI EAFE
	Class	Index
12/31/99	10000	10000
	9003	7856
	8033	6604
	11377	9152
	13758	11004
	15484	12494
	20130	15785
	22443	17548
	14217	9936
	17235	13093
12/31/10	17660	14108

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Mondrian International Value Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,660. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,108. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+2.46%

Five Years	+2.67%

Ten Years	+5.85%

Service Class Shares

One Year	+2.21%

Five Years	+2.41%

Inception (5/15/03)	+9.50%

*	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the far East), excluding the U.S. and Canada.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,205.10	0.85%	$4.72
Service Class Shares	1,000.00	1,203.50	1.10%	6.11

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.92	0.85%	$4.33
Service Class Shares	1,000.00	1,019.66	1.10%	5.60

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2010

Percentage
Country	of Net Assets

Common Stock	98.72%

Australia	8.84%
Belgium	0.00%
France	15.03%
Germany	4.61%
Hong Kong	0.54%
Italy	4.39%
Japan	21.06%
Netherlands	4.58%
New Zealand	0.60%
Singapore	3.70%
Spain	6.70%
Switzerland	5.56%
Taiwan	2.15%
United Kingdom	20.96%

Short-Term Investment	1.15%

Total Value of Securities	99.87%

Receivables and Other Assets Net of Liabilities	0.13%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Automobiles	1.95%
Beverages	1.02%
Building Products	1.57%
Commercial Banks	4.37%
Commercial Services & Supplies	1.26%
Construction & Engineering	1.62%
Containers & Packaging	1.62%
Diversified Financial Services	4.08%
Diversified Telecommunication Services	14.74%
Electric Utilities	3.31%
Food Products	4.64%
Food & Staples Retailing	6.83%
Gas Utilities	0.00%
Household Durables	0.68%
Household Products	2.96%
Industrial Conglomerates	1.79%
Insurance	5.99%
Media	1.66%
Multi-Utilities	2.29%
Office Electronics	3.12%
Oil, Gas & Consumable Fuels	12.77%
Pharmaceuticals	17.10%
Semiconductors & Semiconductor Equipment	1.65%
Wireless Telecommunication Services	1.70%

Total	98.72%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Novartis	3.42%
Royal Dutch Shell Class A	3.33%
Canon	3.12%
Seven & I Holdings	3.04%
Takeda Pharmaceutical	3.02%
GlaxoSmithKline	3.00%
Kao	2.96%
Unilever	2.94%
Telefonica	2.89%
Total	2.84%

Total	30.56%

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U. S. $)

	COMMON STOCK–98.72%Δ
	Australia–8.84%
	Amcor	1,414,672	$9,758,631
	Foster’s Group	1,062,916	6,169,879
	QBE Insurance Group	672,177	12,467,794
	Telstra	4,937,398	14,077,699
	Wesfarmers	330,118	10,795,643

			53,269,646

	Belgium–0.00%
*†	Ageas VVPR Strip	340,580	455

			455

	France–15.03%
	Carrefour	348,148	14,359,332
	Cie de Saint-Gobain	183,931	9,467,402
	France Telecom	727,515	15,168,495
*†	GDF Suez VVPR Strip	60,186	80
	Sanofi-Aventis	259,771	16,618,345
	Societe Generale	150,708	8,103,890
	Total	322,171	17,078,307
	Vinci	179,410	9,757,594

			90,553,445

	Germany–4.61%
	Deutsche Telekom	1,083,641	13,941,551
	RWE	206,565	13,811,115

			27,752,666

■	Hong Kong–0.54%
	Hong Kong Electric Holdings	517,500	3,262,464

			3,262,464

	Italy–4.39%
	ENI	677,982	14,811,034
	Intesa Sanpaolo	4,291,603	11,647,449

			26,458,483

	Japan–21.06%
	Astellas Pharma	445,500	16,977,436
	Canon	362,500	18,791,172
	Kao	661,400	17,818,669
	KDDI	1,773	10,238,712
	Sekisui House	404,000	4,084,024
	Seven & I Holdings	684,400	18,286,622
	Takeda Pharmaceutical	369,700	18,185,698
	Tokio Marine Holdings	360,300	10,767,076
	Toyota Motor	295,500	11,715,939

			126,865,348

	Netherlands–4.58%
†	ING Groep CVA	934,822	9,098,619
	Koninklijke Ahold	643,617	8,498,137
	Reed Elsevier	807,440	9,992,995

			27,589,751

	New Zealand–0.60%
	Telecom New Zealand	2,124,753	3,591,745

			3,591,745

	Singapore–3.70%
	Jardine Matheson Holdings	168,000	7,392,000
	Singapore Telecommunications	2,744,000	6,521,878
	United Overseas Bank	589,492	8,360,611

			22,274,489

	Spain–6.70%
	Banco Santander	595,673	6,313,740
	Iberdrola	2,162,275	16,674,443
	Telefonica	767,357	17,404,698

			40,392,881

	Switzerland–5.56%
	Novartis	350,557	20,617,690
	Zurich Financial Services	49,572	12,850,624

			33,468,314

	Taiwan–2.15%
	Chunghwa Telecom ADR	121,312	3,065,554
	Taiwan Semiconductor Manufacturing ADR	791,116	9,920,595

			12,986,149

	United Kingdom–20.96%
	BG Group	548,552	11,103,597
	BP	1,914,729	13,921,253
	Compass Group	1,383,960	12,565,652
	Experian	608,566	7,585,653
	GlaxoSmithKline	933,683	18,069,025
	Royal Dutch Shell Class A	605,956	20,034,587
	Tesco	1,539,841	10,226,288
	Unilever	577,775	17,729,709
	Vodafone Group	5,798,831	15,008,087

			126,243,851

	Total Common Stock (Cost $474,638,066)		594,709,687

	SHORT-TERM INVESTMENT–1.15%
	Money Market Mutual Fund–1.15%
	Dreyfus Treasury & Agency Cash Management Fund	6,914,182	6,914,182

	Total Short-Term Investment (Cost $6,914,182)		6,914,182

LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.87% (Cost $481,552,248)	$601,623,869

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	761,868

NET ASSETS APPLICABLE TO 39,001,418 SHARES OUTSTANDING–100.00%	$602,385,737

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($467,374,687 / 30,257,536 Shares)	$15.447

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($135,011,050 / 8,743,882 Shares)	$15.441

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization-no par)	$580,585,874
Undistributed net investment income	1,772,852
Accumulated net realized loss on investments	(100,106,342)
Net unrealized appreciation of investments and foreign currencies	120,133,353

Total net assets	$602,385,737

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

*	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

†	Non income producing security.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVA–Dutch Certificate
EUR–European Monetary Unit
MNB–Mellon National Bank
USD–United States Dollar
VVPR Strip–Dividend Coupon

1The following foreign currency exchange contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

				Unrealized
				Appreciation
Counterparty	Contracts to Receive	In Exchange For	Settlement Date	(Depreciation)

MNB	EUR 130,300	USD (172,780)	1/3/11	$1,426
MNB	EUR 86,364	USD (115,555)	1/4/11	(92)

				$1,334

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$26,485,642
Foreign tax withheld	(2,110,600)

24,375,042

EXPENSES:
Management fees	4,703,474
Distribution expenses-Service Class	321,276
Accounting and administration expenses	289,858
Custodian fees	216,483
Reports and statements to shareholders	107,945
Professional fees	28,456
Trustees’ fees	21,573
Pricing fees	5,513
Other	24,989

Total operating expenses	5,719,567

NET INVESTMENT INCOME	18,655,475

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments	(6,759,731)
Foreign currencies	(185,267)

Net realized loss	(6,944,998)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(708,703)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(7,653,701)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,001,774

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,655,475	$20,227,239
Net realized loss on investments and foreign currencies	(6,944,998)	(68,148,069)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(708,703)	169,153,995

Net increase in net assets resulting from operations	11,001,774	121,233,165

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(15,248,194)	(16,778,523)
Service Class	(4,049,149)	(3,661,294)
Net realized gain on investments:
Standard Class	—	(3,747,137)
Service Class	—	(900,923)

	(19,297,343)	(25,087,877)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	54,405,208	51,851,466
Service Class	26,244,696	23,868,821
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	15,248,194	20,525,660
Service Class	4,049,149	4,562,217

	99,947,247	100,808,164

Cost of shares repurchased:
Standard Class	(167,092,206)	(127,627,646)
Service Class	(28,659,812)	(37,356,613)

	(195,752,018)	(164,984,259)

Decrease in net assets derived from capital share transactions	(95,804,771)	(64,176,095)

NET INCREASE (DECREASE) IN NET ASSETS	(104,100,340)	31,969,193
NET ASSETS:
Beginning of year	706,486,077	674,516,884

End of year (including undistributed net investment income of $1,772,852 and $2,599,987, respectively)	$602,385,737	$706,486,077

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$15.593	$13.343	$24.163	$22.703	$17.966

Income (loss) from investment operations:
Net investment income[1]	0.446	0.438	0.736	0.631	0.569
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.076)	2.387	(9.302)	1.934	4.778

Total from investment operations	0.370	2.825	(8.566)	2.565	5.347

Less dividends and distributions from:
Net investment income	(0.516)	(0.470)	(0.937)	(0.482)	(0.610)
Net realized gain on investments	—	(0.105)	(1.317)	(0.623)	—

Total dividends and distributions	(0.516)	(0.575)	(2.254)	(1.105)	(0.610)

Net asset value, end of period	$15.447	$15.593	$13.343	$24.163	$22.703

Total return[2]	2.46%	21.24%	(36.65% )	11.49%	30.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$467,375	$571,983	$550,891	$880,906	$796,037
Ratio of expenses to average net assets	0.85%	0.86%	0.80%	0.80%	0.84%
Ratio of net investment income to average net assets	3.00%	3.25%	3.83%	2.62%	2.80%
Portfolio turnover	20%	17%	13%	15%	14%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$15.588	$13.345	$24.134	$22.686	$17.957

Income (loss) from investment operations:
Net investment income[1]	0.409	0.405	0.687	0.571	0.519
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.078)	2.379	(9.278)	1.930	4.771

Total from investment operations	0.331	2.784	(8.591)	2.501	5.290

Less dividends and distributions from:
Net investment income	(0.478)	(0.436)	(0.881)	(0.430)	(0.561)
Net realized gain on investments	—	(0.105)	(1.317)	(0.623)	—

Total dividends and distributions	(0.478)	(0.541)	(2.198)	(1.053)	(0.561)

Net asset value, end of period	$15.441	$15.588	$13.345	$24.134	$22.686

Total return[2]	2.21%	20.92%	(36.81% )	11.21%	29.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135,011	$134,503	$123,626	$212,645	$183,467
Ratio of expenses to average net assets	1.10%	1.11%	1.05%	1.05%	1.09%
Ratio of net investment income to average net assets	2.75%	3.00%	3.58%	2.37%	2.55%
Portfolio turnover	20%	17%	13%	15%	14%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund
Notes to Financial Statements
December 31, 2010
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is long-term capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund; 0.75% of the next $200 million; and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Mondrian Investment Partners Ltd. (Mondrian) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% on the first $800 million of the Fund’s average daily net assets; 0.35% on the next $500 million; and 0.33% of the average daily net assets of the Fund in excess of $1.3 billion.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $41,447 and $10,958, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$379,018
Distribution fees payable to LFD	28,131

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $123,908,670 and sales of $218,154,321 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $487,856,768. At December 31, 2010, net unrealized appreciation was $113,767,101, of which $174,929,932 related to unrealized appreciation of investments and $61,162,831 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Total

Common Stock	$594,709,687	$—	$594,709,687
Short-Term Investment	6,914,182	—	6,914,182

Total	$601,623,869	$—	$601,623,869

Foreign Currency Exchange Contracts	$—	$1,334	$1,334

LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$19,297,343	$20,470,549
Long-term capital gain	—	4,617,328

Total	$19,297,343	$25,087,877

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$580,585,874
Undistributed ordinary income	1,777,227
Post-October currency losses	(4,375)
Capital loss carryforwards	(93,801,822)
Unrealized appreciation of investments and foreign currencies	113,828,833

Net assets	$602,385,737

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$(185,267)	$185,267

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $88,476,934 expires in 2017 and $5,324,888 expires in 2018.

LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	3,721,628	3,845,131
Service Class	1,766,756	1,843,717
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,011,075	1,325,366
Service Class	268,591	294,766

	6,768,050	7,308,980

Shares repurchased:
Standard Class	(11,158,215)	(9,772,812)
Service Class	(1,919,937)	(2,773,687)

	(13,078,152)	(12,546,499)

Net decrease	(6,310,102)	(5,237,519)

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

8.	Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mondrian International Value Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Mondrian International Value Fund

We have audited the accompanying statement of net assets of the LVIP Mondrian International Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mondrian International Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total
Distribution	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

0.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $1,308,917. The gross foreign source income earned during the fiscal year 2010 by the Fund was $26,484,754. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Mondrian

In considering the renewal of the sub-advisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the sub-advisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of international value funds and the MSCI EAFE Net Index and noted that the one year return was below the average of the Lipper performance group and the benchmark index, and the three year and five year returns were well above the average of the Lipper performance group. With respect to the one year performance, the Board considered management’s view that Mondrian had invested consistently with its stated investment strategy. The Board determined that the services provided by Mondrian were satisfactory.

The Board reviewed the sub-advisory fee which includes breakpoints, and considered the effective fee rates charged to other registered sub-advised funds managed by Mondrian and noted that the fee was within range of the contractual sub-adviser fees of the Lipper expense group. The Board concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing sub-advisory services to the Fund, and noted that the sub-advisory fee was negotiated at arm’s length between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board concluded that estimated profitability was not unreasonable. The Board noted that Mondrian has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Mondrian International Value Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Mondrian International Value Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund–17

LVIP Money Market Fund

LVIP Money Market Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Money Market Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	13
Other Fund Information	14
Officer/Trustee Information	16

LVIP Money Market Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 0.05% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Citigroup 90-day Treasury-Bill Index*, returned 0.13%.

The Federal Reserve’s Zero Interest Rate Policy has dominated money markets for over two years. Throughout calendar year 2010 money market interest rates persisted at low levels in consequence, and the money market yield curve remained flat throughout the year. At this point in time, there is every indication this environment could persist through 2011 and into early 2012.

That having been said, money markets in calendar year 2010 were not without change. There were two significant developments in calendar year 2010.

1. The supply of U.S. commercial paper has stabilized. Through the first two quarters of 2010 money markets were faced with a relative scarcity and declining availability of commercial paper in which to invest. Since June commercial paper outstanding stabilized and then grew, both for financial and non-financial issuers. The expectation is that the expansion slowly manifesting itself in the general economy should increase commercial paper issuance.

2. Also in mid-year the outflows of investor money from money market funds generally have subsided. Taxable money fund assets have stabilized around the $2.4 trillion mark. This is a major improvement compared to the $428 billion outflow which exited money markets in the first half of the calendar year.

The year 2010 brought significant regulatory and accounting changes to the money funds. Chief among them were changes to Rule 2a7, which were implemented in stages throughout the year. The new amendments to the rule intend to limit risk, which includes new liquidity requirements and stricter quality requirements for money market funds, enhance money market fund transparency, particularly through increased disclosure of portfolio information, and address a variety of other issues through a heightened regimen of monthly stress testing (e.g. impact of swings in market conditions, consequences of large redemptions, and other factors that could threaten to break the buck).

Although the economy is showing signs of improvement, the greatest challenge to money market funds for calendar year 2011 is likely to be the continuation of very low yields into their third year.

Cynthia Isom
Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Money	Citigroup 90
	Market Fund	Day T-Bill
	Standard Class	Index
12/31/00	10000	10000
	10401	10409
	10548	10586
	10620	10700
	10713	10832
	11012	11157
	11527	11689
	12100	12242
	12383	12462
	12421	12483
12/31/10	12427	12499

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Money Market Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,427. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have increased to $12,499. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund’s during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+0.05%

Five Years	+2.45%

Ten Years	+2.20%

Service Class Shares

One Year	+0.04%

Five Years	+2.25%

Inception (5/15/03)	+1.92%

*	The Citigroup 90 Day T-Bill Index is an unmanaged index that measures the rate of return for 90-day U.S. Treasury Bills.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Business Trust, sub-advisor to the Fund. Macquarie Group refers to Macquarie Group Limited (MGL) and its subsidiaries and affiliates worldwide.

Delaware Management Business Trust is not an authorized deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Investments, unless otherwise noted.

All third-party trademarks are the property of their respective owners.

(c) 2011 Delaware Management Holdings Inc.

LVIP Money Market Fund–1

LVIP Money Market Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,000.30	0.26%	$1.31
Service Class Shares	1,000.00	1,000.30	0.26%	1.31

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.89	0.26%	$1.33
Service Class Shares	1,000.00	1,023.89	0.26%	1.33

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Money Market Fund–2

LVIP Money Market Fund

Sector Allocation
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Agency Obligation	2.83%

Certificates of Deposit	18.94%

Commercial Paper	65.81%

Capital Markets	6.23%
Colleges & Universities	25.26%
Commercial Banks	26.04%
Diversified Financial Services	2.23%
Health Care Providers & Services	3.70%
Multi-Utilities	1.78%
Oil, Gas & Consumable Fuels	0.57%

Corporate Bonds	2.57%

Municipal Bonds	9.81%

Sovereign Bond	0.29%

Total Value of Securities	100.25%

Liabilities Net of Receivables and Other Assets	(0.25%)

Total Net Assets	100.00%

LVIP Money Market Fund–3

LVIP Money Market Fund
Statement of Net Assets
December 31, 2010

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY OBLIGATION–2.83%
	Federal Home Loan Banks
	0.40% 11/18/11	$25,000,000	$25,000,000

	Total Agency Obligation (Cost $25,000,000)		25,000,000

	CERTIFICATES OF DEPOSIT–18.94%
	Bank of Montreal Chicago
	0.22% 1/3/11	40,000,000	40,000,000
	Barclays Bank 0.23% 1/12/11	10,000,000	10,000,000
	•0.408% 2/1/11	7,500,000	7,500,000
	Credit Suisse New York
	0.25% 1/20/11	25,000,000	25,000,000
	Deutsche Bank New York
	0.25% 1/20/11	25,000,000	25,000,000
•	Rabobank Nederland
	0.352% 9/13/11	20,000,000	20,000,000
	Toronto Dominion Bank New York 0.23% 1/18/11	14,000,000	14,000,000
	•0.311% 5/19/11	12,250,000	12,250,000
	•0.331% 10/28/11	13,500,000	13,500,000

	Total Certificates of Deposit (Cost $167,250,000)		167,250,000

	COMMERCIAL PAPER–65.81%
	Capital Markets–6.23%
≠	Credit Suisse New York
	0.23% 1/3/11	15,000,000	14,999,808
≠	Societe Generale North America
	0.11% 1/3/11	40,000,000	39,999,756

			54,999,564

	Colleges & Universities–25.26%
≠	Brown University
	0.27% 2/3/11	8,850,000	8,847,810
	0.30% 1/12/11	10,200,000	10,199,065
	Connecticut Health & Education (Yale University Series)
	0.26% 1/13/11	4,160,000	4,160,000
	0.28% 1/11/11	5,130,000	5,130,000
≠	Cornell University 0.27% 4/6/11	4,000,000	3,997,150
	0.27% 4/7/11	8,050,000	8,044,204
	0.29% 2/3/11	8,750,000	8,747,674
	0.30% 1/25/11	10,000,000	9,998,000
≠	Dartmouth College
	0.29% 2/3/11	4,250,000	4,248,870
≠	Duke University
	0.30% 3/7/11	4,275,000	4,272,684
	Emory University
	0.30% 3/9/11	8,375,000	8,375,000
	0.32% 2/3/11	10,000,000	10,000,000
≠	Leland Stanford Junior University
	0.23% 1/21/11	15,000,000	14,998,083
	Massachusetts Health & Education Facilities Authority (Harvard University)
	0.23% 1/11/11	30,000,000	30,000,000
≠	University of Chicago 0.26% 1/12/11	16,350,000	16,348,701
	0.26% 2/1/11	6,250,000	6,248,601
	0.27% 2/16/11	12,500,000	12,495,688
≠	Vanderbilt University 0.351% 5/10/11	5,073,000	5,066,638
	0.40% 1/11/11	31,950,000	31,946,450
≠	Yale University 0.25% 1/31/11	20,000,000	19,995,833

			223,120,451

	Commercial Banks–26.04%
	Abbey National North America
	≠0.20% 1/7/11	10,000,000	9,999,667
	0.25% 1/13/11	30,000,000	30,000,000
≠	BNP Paribas Finance Canada
	0.41% 1/3/11	40,000,000	39,999,584
≠	Credit Agricole Cheuvreux North America 0.225% 1/7/11	23,780,000	23,779,108
≠	Danske 0.27% 1/18/11	20,000,000	19,997,450
	0.32% 3/15/11	15,000,000	14,990,267
≠	HSBC USA 0.24% 1/3/11	15,000,000	14,999,800
≠	National Australian Funding
	0.466% 1/3/11	20,000,000	19,999,483
≠	Nordea North America
	0.29% 3/17/11	25,000,000	24,984,896
≠	Skandinav Enskilda Bank 0.30% 2/8/11	15,000,000	14,995,250
	0.32% 2/23/11	16,250,000	16,242,344

			229,987,849

	Diversified Financial Services–2.23%
≠	Cargill Global Fund
	0.26% 1/10/11	15,000,000	14,999,025
	0.27% 1/7/11	4,750,000	4,749,786

			19,748,811

	Health Care Providers & Services–3.70%
	Catholic Health Initiatives
	0.28% 2/8/11	7,650,000	7,650,000
	0.30% 2/8/11	10,000,000	10,000,000
	0.34% 3/10/11	15,000,000	15,000,000

			32,650,000

LVIP Money Market Fund–4

LVIP Money Market Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	COMMERCIAL PAPER (continued)

	Multi-Utilities–1.78%
	Los Angeles California Water & Power Resources 0.28% 3/1/11	$15,750,000	$15,750,000

			15,750,000

	Oil, Gas & Consumable Fuels–0.57%
≠	Northwest Natural Gas
	0.26% 1/12/11	5,000,000	4,999,603

			4,999,603

	Total Commercial Paper (Cost $581,256,278)		581,256,278

	CORPORATE BONDS–2.57%
	Capital Markets–0.64%
	Goldman Sachs Group 6.875% 1/15/11	5,156,000	5,168,425
	Morgan Stanley
	5.05% 1/21/11	500,000	501,263

			5,669,688

	Commercial Banks–1.00%
	National City Bank Cleveland
	6.25% 3/15/11-00	3,115,000	3,148,443
	National City Bank Kentucky
	6.30% 2/15/11	2,400,000	2,416,889
	U.S. Bank 6.375% 8/1/11	825,000	853,402
	Wells Fargo Bank
	4.875% 1/12/11	470,000	470,586
	6.375% 8/1/11	1,885,000	1,942,397

			8,831,717

	Diversified Financial Services–0.83%
	Bank of America
	7.40% 1/15/11	2,265,000	2,270,598
	JPMorgan Chase
	6.75% 2/1/11	5,000,000	5,023,798

			7,294,396

	Thrifts & Mortgage Finance–0.04%
	Countrywide Home Loans
	4.00% 3/22/11	350,000	352,441

			352,441

	Pharmaceuticals–0.06%
	Wyeth 6.95% 3/15/11	520,000	526,654

			526,654

	Total Corporate Bonds (Cost $22,674,896)		22,674,896

	MUNICIPAL BONDS–9.81%
•	Variable Demand Notes–9.81%
	California State Revenue Anticipation Notes Series A-2 3.00% 6/28/11 (LOC–JPMorgan Chase Bank)	14,750,000	14,838,928
	Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federation Program) Series A-8 0.29% 9/1/35
	(LOC–Bank of America N.A.)	7,270,000	7,270,000
	Delaware River Port Authority Pennsylvania & New Jersey Revenue Refunding Series C
	0.32% 1/1/26
	(LOC–PNC Bank N.A.)	10,250,000	10,250,000
	Hanover County, Virginia Economic Development Authority Revenue (Bon Secours Health) Series D-2 0.31% 11/1/25
	(LOC–U.S. Bank N.A.)	5,900,000	5,900,000
	Harrisonburg, Virginia Redevelopment & Housing Authority Multi-Family Housing Revenue Refunding (Amberton Apartments) Series A 0.45% 5/1/26 (LOC–Bank of America N.A.)	7,000,000	7,000,000
	Maryland State Health & Higher Educational Facilities Authority Revenue (Adjustable Pooled Loan Program) Series B 0.31% 4/1/35 (LOC–JPMorgan Chase Bank)	12,600,000	12,600,000
	Massachusetts State Port Authority Revenue Refunding Series D 0.36% 7/1/29 (LOC–Bank of America N.A.) (AMT)	9,500,000	9,500,000
	Nassau County, New York Health Care Revenue Series C2 0.32% 8/1/29 (LOC–Wachovia Bank N.A)	7,400,000	7,400,000
	New York, New York City Health & Hospital Revenue (Health System)
	Series E 0.29% 2/15/26
	(LOC–JPMorgan Chase Bank)	11,890,000	11,890,000

	Total Municipal Bonds (Cost $86,648,928)		86,648,928

	SOVEREIGN BOND–0.29%
	Eksportfinans
	5.125% 10/26/11	2,500,000	2,596,036

	Total Sovereign Bond (Cost $2,596,036)		2,596,036

LVIP Money Market Fund–5

LVIP Money Market Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.25% (Cost $885,426,138)Δ	$885,426,138

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.25%)	(2,191,604)

NET ASSETS APPLICABLE TO 88,323,522 SHARES OUTSTANDING–100.00%	$883,234,534

NET ASSET VALUE–LVIP MONEY MARKET FUND STANDARD CLASS ($518,603,503 / 51,859,245 Shares)	$10.000

NET ASSET VALUE–LVIP MONEY MARKET FUND SERVICE CLASS ($364,631,031 / 36,464,277 Shares)	$10.000

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization-no par)	$883,233,280
Undistributed net investment income	137
Accumulated net realized gain on investments	1,117

Total net assets	$883,234,534

≠	The rate shown is the effective yield at the time of purchase.

•	Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

Δ	Also the cost for federal income tax purposes.

Summary of Abbreviations:
AMT–Alternative Minimum Tax
LOC–Letter of Credit

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–6

LVIP Money Market Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Interest	$3,379,960

EXPENSES:
Management fees	3,586,300
Distribution expenses-Service Class	1,080,602
Accounting and administration expenses	468,168
Reports and statements to shareholders	89,300
Trustees’ fees	41,687
Professional fees	31,533
Custodian fees	14,299
Pricing fees	5,342
Other	42,269

5,359,500
Less expenses waived/reimbursed	(1,379,913)
Less waived distribution expenses-Service Class	(1,050,792)

Total operating expenses	2,928,795

NET INVESTMENT INCOME	451,165

NET REALIZED GAIN ON INVESTMENTS	1,117

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$452,282

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$451,165	$2,963,294
Net realized gain on investments	1,117	4,100

Net increase in net assets resulting from operations	452,282	2,967,394

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(274,926)	(2,460,977)
Service Class	(176,239)	(502,188)
Net realized gain on investments:
Standard Class	(2,279)	(8,501)
Service Class	(1,821)	(6,114)

	(455,265)	(2,977,780)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	472,987,316	476,962,606
Service Class	361,381,339	329,427,928
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	269,858	2,453,957
Service Class	182,345	502,655

	834,820,858	809,347,146

Cost of shares repurchased:
Standard Class	(611,693,452)	(713,910,557)
Service Class	(446,553,468)	(529,703,739)

	(1,058,246,920)	(1,243,614,296)

Decrease in net assets derived from capital share transactions	(223,426,062)	(434,267,150)

NET DECREASE IN NET ASSETS	(223,429,045)	(434,277,536)
NET ASSETS:
Beginning of year	1,106,663,579	1,540,941,115

End of year (including undistributed net investment income of $137 and $137, respectively)	$883,234,534	$1,106,663,579

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–7

LVIP Money Market Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Standard Class
			Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.005	0.034	0.232	0.484	0.457

Total from investment operations	0.005	0.034	0.232	0.484	0.457

Less dividends and distributions from:[1]
Net investment income	(0.005)	(0.034)	(0.232)	(0.484)	(0.457)

Total dividends and distributions	(0.005)	(0.034)	(0.232)	(0.484)	(0.457)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[2]	0.05%	0.32%	2.34%	4.97%	4.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$518,604	$657,041	$891,527	$620,605	$444,150
Ratio of expenses to average net assets	0.29%	0.43%	0.43%	0.44%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.42%	0.43%	0.43%	0.44%	0.49%
Ratio of net investment income to average net assets	0.05%	0.31%	2.23%	4.84%	4.62%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.08% )	0.31%	2.23%	4.84%	4.62%

[1]	For the years ended December 31, 2010, 2009 and 2008, net realized gain on investments distributions of $2,279, $8,501 and $3,216, respectively, were made by the Fund, which calculated to de minimus amounts of $0.000, $0.000 and $0.000 per share, respectively.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–8

LVIP Money Market Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Service Class
			Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000

Income from investment operations:
Net investment income	0.004	0.009	0.207	0.459	0.432

Total from investment operations	0.004	0.009	0.207	0.459	0.432

Less dividends and distributions from:[1]
Net investment income	(0.004)	(0.009)	(0.207)	(0.459)	(0.432)

Total dividends and distributions	(0.004)	(0.009)	(0.207)	(0.459)	(0.432)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000

Total return[2]	0.04%	0.08%	2.10%	4.72%	4.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$364,631	$449,623	$649,414	$292,117	$176,812
Ratio of expenses to average net assets	0.30%	0.65%	0.68%	0.69%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.67%	0.68%	0.68%	0.69%	0.74%
Ratio of net investment income to average net assets	0.04%	0.09%	1.98%	4.59%	4.37%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.33% )	0.06%	1.98%	4.59%	4.37%

[1]	For the years ended December 31, 2010, 2009 and 2008, net realized gain on investments distributions of $1,821, $6,114 and $1,871, respectively, were made by the Fund, which calculated to de minimus amounts of $0.000, $0.000 and $0.000 per share, respectively.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–9

LVIP Money Market Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Money Market Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize current income while maintaining stability of net asset value and preservation of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities are valued at amortized cost, which approximates market value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity. Significant inputs to the amortized cost method include purchase cost of security, premium or discount at the purchase date and time to maturity.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends daily and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Management Company (DMC) (Sub-Advisor), a series of Delaware Management Business Trust, provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays DMC at an annual rate of 0.08% of the first $500 million of the average daily net assets of the Fund; 0.07% of the next $500 million; and 0.06% of the average daily net assets of the Fund in excess of $1 billion. Prior to March 9, 2010, LIAC, not the Fund, paid DMC at an annual rate of 0.18% of the Fund’s average daily net assets.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $66,323 and $24,021, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees (Board). Effective January 20, 2010, the Trust implemented a full plan fee waiver of

LVIP Money Market Fund–10

LVIP Money Market Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

0.25%. Prior to January 20, 2010, the Trust had implemented a 0.10% plan fee waiver to reduce this amount to 0.15%. No distribution expenses are paid by Standard Class shares.

LFD and LIAC have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by LFD and LIAC. As of December 31, 2010, LFD had waived $1,050,792 and LIAC had waived $1,379,913 for the entire Fund, which are subject to reimbursement.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$161,700

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

Level 2

Agency Obligation	$25,000,000
Corporate Bonds	22,674,896
Municipal Bonds	86,648,928
Sovereign Bond	2,596,036
Short-Term Investments	748,506,278

Total	$885,426,138

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$455,265	$2,977,780

LVIP Money Market Fund–11

LVIP Money Market Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$883,233,280
Undistributed ordinary income	1,254

Net assets	$883,234,534

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	47,298,731	47,696,242
Service Class	36,138,134	32,942,799

Shares issued upon reinvestment of
dividends and distributions:
Standard Class	26,986	245,396
Service Class	18,235	50,265

	83,482,086	80,934,702

Shares repurchased:
Standard Class	(61,169,345)	(71,391,056)
Service Class	(44,655,347)	(52,970,374)

	(105,824,692)	(124,361,430)

Net decrease	(22,342,606)	(43,426,728)

7.	Credit and Market Risk
The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 58.78% of net assets at December 31, 2010. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Money Market Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Money Market Fund

We have audited the accompanying statement of net assets of the LVIP Money Market Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Money Market Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Money Market Fund–13

LVIP Money Market Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

0.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were above the average, although within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and LIAC’s temporary advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

LVIP Money Market Fund–14

LVIP Money Market Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP Money Market Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Money Market Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Money Market Fund–17

LVIP SSgA S&P 500 Index Fund

LVIP SSgA S&P 500 Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP SSgA S&P 500 Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	12
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	19
Other Fund Information	20
Officer/Trustee Information	22

LVIP SSgA S&P 500 Index Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 14.73% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the S&P 500 Index*, returned 15.06%.

In early 2010, price action reflected a powerful recovery theme. However, as the year progressed, investors faced significant challenges, including the European debt crisis, a potential policy mistake in China, and uncertainty about the strength and even sustainability of the US recovery. However, abstracting from the volatility, it was generally a good year for equities, bonds and commodities, while the dollar was mixed.

In the US markets, small cap and midcap stocks beat out the larger cap stocks for the year. Despite a negative start in January, the S&P 500 recovered nicely ending the first quarter up with a modest gain. The positive momentum was lost in Q2 with a disappointing loss, but rebounded nicely in Q3 with a positive result. A strong Q4 return helped the S&P 500 end the year up.

On a sector basis, the Fund’s performance benefited from all sectors with the consumer discretionary, industrials and energy sectors contributing the most and the utilities, health care and telecommunication services sectors contributing the least. On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Apple Inc., General Electric Co. and Exxon Mobil Corp. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included Microsoft Corp., Hewlett-Packard Co. and Cisco Systems Inc.

The Fund seeks to replicate the returns and characteristics of the S&P 500 Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. Each fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked inline with the S&P 500 Index. The Fund may not always track the performance of the S&P 500 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

The Fund uses a replication indexing approach and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, S&P 500 Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Passive Fixed Income Team
SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP SSgA
	S&P 500
	Index Fund
	Standard Class	S&P 500
	shares	Index
5/1/00	10000	10000
	8781	8811
	6820	6864
	8750	8833
	9674	9794
	10127	10275
	11700	11898
	12311	12552
	7732	7908
	9751	10001
12/31/10	11187	11507

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA S&P 500 Index Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,187. For comparison, look at how the S&P 500 Index did over the same period. The same $10,000 investment would have increased to $11,507. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+14.73%

Five Years	+2.01%

Ten Years	+1.13%

Service Class Shares

One Year	+14.45%

Inception (4/30/07)	−2.76%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Funds Sub-advisor.

LVIP SSgA S&P 500 Index Fund–1

LVIP SSgA S&P 500 Index Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,230.10	0.29%	$1.63
Service Class Shares	1,000.00	1,228.60	0.54%	3.03

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.74	0.29%	$1.48
Service Class Shares	1,000.00	1,022.48	0.54%	2.75

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA S&P 500 Index Fund–2

LVIP SSgA S&P 500 Index Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.64%

Aerospace & Defense	2.58%
Air Freight & Logistics	1.07%
Airlines	0.08%
Auto Components	0.25%
Automobiles	0.60%
Beverages	2.51%
Biotechnology	1.26%
Building Products	0.04%
Capital Markets	2.46%
Chemicals	2.02%
Commercial Banks	2.92%
Commercial Services & Supplies	0.46%
Communications Equipment	2.35%
Computers & Peripherals	5.95%
Construction & Engineering	0.19%
Construction Materials	0.05%
Consumer Finance	0.68%
Containers & Packaging	0.16%
Distributors	0.08%
Diversified Consumer Services	0.10%
Diversified Financial Services	4.20%
Diversified Telecommunication Services	2.73%
Electric Utilities	1.56%
Electrical Equipment	0.56%
Electronic Equipment, Instruments & Components	0.30%
Energy Equipment & Services	2.11%
Food & Staples Retailing	2.32%
Food Products	1.57%
Gas Utilities	0.12%
Health Care Equipment & Supplies	1.62%
Health Care Providers & Services	1.89%
Health Care Technology	0.05%
Hotels, Restaurants & Leisure	1.67%
Household Durables	0.44%
Household Products	2.18%
Independent Power Producers & Energy Traders	0.16%
Industrial Conglomerates	2.43%
Insurance	3.82%
Internet & Catalog Retail	0.81%
Internet Software & Services	1.94%
IT Services	1.31%
Leisure Equipment & Products	0.14%
Life Sciences Tools & Services	0.37%
Machinery	2.21%
Media	3.03%
Metals & Mining	1.23%
Multiline Retail	0.80%
Multi-Utilities	1.42%
Office Electronics	0.14%
Oil, Gas & Consumable Fuels	9.63%
Paper & Forest Products	0.22%
Personal Products	0.28%
Pharmaceuticals	5.34%
Professional Services	0.14%
Real Estate Investment Trusts	1.32%
Real Estate Management & Development	0.05%
Road & Rail	0.81%
Semiconductors & Semiconductor Equipment	2.40%
Software	3.86%
Specialty Retail	1.96%
Textiles, Apparel & Luxury Goods	0.55%
Thrift & Mortgage Finance	0.11%
Tobacco	1.56%
Trading Companies & Distributors	0.14%
Wireless Telecommunication Services	0.33%

U.S. Treasury Obligation	0.20%

Short-Term Investment	3.42%

Total Value of Securities	101.26%

Liabilities Net of Receivables and Other Assets	(1.26%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Exxon Mobil	3.16%
Apple	2.54%
Microsoft	1.80%
General Electric	1.67%
Chevron	1.58%
International Business Machines	1.57%
Procter & Gamble	1.55%
AT&T	1.49%
Johnson & Johnson	1.46%
JPMorgan Chase	1.42%

Total	18.24%

LVIP SSgA S&P 500 Index Fund–3

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.64%
	Aerospace & Defense–2.58%
	Boeing	65,618	$4,282,231
	General Dynamics	33,894	2,405,118
	Goodrich	11,283	993,694
	Honeywell International	69,801	3,710,621
	ITT	16,977	884,671
	L-3 Communications Holdings	9,779	689,322
	Lockheed Martin	26,808	1,874,147
	Northrop Grumman	25,989	1,683,567
	Precision Castparts	12,460	1,734,557
	Raytheon	32,146	1,489,646
	Rockwell Collins	13,267	772,935
	United Technologies	84,200	6,628,224

			27,148,733

	Air Freight & Logistics–1.07%
	Expeditors International of Washington	18,471	1,008,517
	FedEx	28,240	2,626,602
	Robinson (C.H.) Worldwide	15,225	1,220,893
	United Parcel Service Class B	88,191	6,400,903

			11,256,915

	Airlines–0.08%
	Southwest Airlines	62,662	813,353

			813,353

	Auto Components–0.25%
†	Goodyear Tire & Rubber	22,880	271,128
	Johnson Controls	60,855	2,324,661

			2,595,789

	Automobiles–0.60%
†	Ford Motor	334,346	5,613,670
	Harley-Davidson	20,193	700,091

			6,313,761

	Beverages–2.51%
	Brown-Forman Class B	9,241	643,358
	Coca Cola	31,909	798,682
	Coca Cola Enterprises	210,230	13,826,828
†	Constellation Brands Class A	15,250	337,788
	Dr Pepper Snapple Group	22,000	773,520
	Molson Coors Brewing Class B	13,260	665,519
	PepsiCo	143,925	9,402,620

			26,448,315

	Biotechnology–1.26%
†	Amgen	85,005	4,666,776
†	Biogen Idec	21,369	1,432,791
†	Celgene	43,801	2,590,391
†	Cephalon	6,500	401,180
†	Genzyme	22,342	1,590,750
†	Gilead Sciences	72,689	2,634,249

			13,316,137

	Building Products–0.04%
	Masco	33,227	420,654

			420,654

	Capital Markets–2.46%
	Ameriprise Financial	21,306	1,226,160
	Bank of New York Mellon	114,434	3,455,907
†	E Trade Financial	16,355	261,680
	Federated Investors Class B	7,090	185,545
	Franklin Resources	12,864	1,430,605
	Goldman Sachs Group	46,516	7,822,131
	Invesco	40,300	969,618
	Janus Capital Group	13,111	170,050
	Legg Mason	14,033	508,977
	Morgan Stanley	134,606	3,662,629
	Northern Trust	21,917	1,214,421
	Schwab (Charles)	87,593	1,498,716
¤	State Street	44,499	2,062,084
	T. Rowe Price Group	22,778	1,470,092

			25,938,615

	Chemicals–2.02%
	Air Products & Chemicals	19,404	1,764,794
	Airgas	6,100	381,006
	CF Industries Holdings	6,430	869,015
	Dow Chemical	107,013	3,653,424
	duPont (E.I.) deNemours	81,663	4,073,351
	Eastman Chemical	6,724	565,354
	Ecolab	20,439	1,030,534
	FMC	5,800	463,362
	International Flavors & Fragrances	7,772	432,045
	Monsanto	49,566	3,451,776
	PPG Industries	14,633	1,230,196
	Praxair	27,533	2,628,576
	Sigma-Aldrich	11,354	755,722

			21,299,155

	Commercial Banks–2.92%
	BB&T	62,678	1,647,805
	Comerica	15,561	657,297
	Fifth Third Bancorp	67,937	997,315
†	First Horizon National	22,495	264,996
	Huntington Bancshares	70,446	483,964
	KeyCorp	72,744	643,784
	M&T Bank	10,921	950,673
	Marshall & Ilsley	38,828	268,690
	PNC Financial Services Group	46,923	2,849,165
	Regions Financial	108,433	759,031
	SunTrust Banks	45,162	1,332,731
	U.S. Bancorp	175,772	4,740,570

LVIP SSgA S&P 500 Index Fund–4

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Commercial Banks (continued)

	Wells Fargo	474,998	$14,720,187
	Zions Bancorp	17,221	417,265

			30,733,473

	Commercial Services & Supplies–0.46%
	Avery Dennison	10,773	456,129
	Cintas	12,026	336,247
	Donnelley (R.R.) & Sons	15,411	269,230
	Iron Mountain	18,900	472,689
	Pitney Bowes	17,268	417,540
	Republic Services	28,040	837,274
†	Stericycle	7,000	566,440
	Waste Management	41,274	1,521,773

			4,877,322

	Communications Equipment–2.35%
†	Cisco Systems	502,974	10,175,163
	Corning	138,756	2,680,766
	Harris	11,200	507,360
†	JDS Uniphase	19,602	283,837
†	Juniper Networks	47,593	1,757,134
†	Motorola	208,338	1,889,626
	QUALCOMM	147,263	7,288,046
	Tellabs	27,032	183,277

			24,765,209

	Computers & Peripherals–5.95%
†	Apple	82,798	26,707,322
†	Dell	151,141	2,047,961
†	EMC	184,177	4,217,653
	Hewlett-Packard	206,129	8,678,031
	International Business Machines	112,340	16,487,018
†	Lexmark International Class A	6,934	241,442
†	NetApp	32,903	1,808,349
†	QLogic	7,082	120,536
†	SanDisk	20,704	1,032,301
†	Teradata	15,132	622,833
†	Western Digital	20,800	705,120

			62,668,566

	Construction & Engineering–0.19%
	Fluor	15,920	1,054,859
†	Jacobs Engineering Group	11,870	544,240
†	Quanta Services	20,400	406,368

			2,005,467

	Construction Materials–0.05%
	Vulcan Materials	10,779	478,156

			478,156

	Consumer Finance–0.68%
	American Express	92,940	3,988,984
	Capital One Financial	41,310	1,758,154
	Discover Financial Services	46,990	870,725
†	SLM	40,392	508,535

			7,126,398

	Containers & Packaging–0.16%
	Ball	8,586	584,278
	Bemis	9,234	301,582
†	Owens-Illinois	13,200	405,240
	Sealed Air	13,503	343,651

			1,634,751

	Distributors–0.08%
	Genuine Parts	15,844	813,431

			813,431

	Diversified Consumer Services–0.10%
†	Apollo Group Class A	11,215	442,880
	Block (H&R)	26,456	315,091
	DeVry	5,500	263,890

			1,021,861

	Diversified Financial Services–4.20%
	Bank of America	913,874	12,191,079
†	Citigroup	2,631,880	12,448,792
	CME Group	5,901	1,898,647
†	IntercontinentalExchange	6,344	755,888
	JPMorgan Chase	353,747	15,005,948
	Leucadia National	16,871	492,296
	Moody’s	17,408	462,008
†	Nasdaq OMX Group	10,400	246,584
	NYSE Euronext	23,756	712,205

			44,213,447

	Diversified Telecommunication Services–2.73%
	AT&T	534,717	15,709,986
	CenturyTel	27,435	1,266,674
	Frontier Communications	86,054	837,305
	Qwest Communications International	150,557	1,145,739
	Verizon Communications	256,749	9,186,479
	Windstream	45,464	633,768

			28,779,951

	Electric Utilities–1.56%
	Allegheny Energy	15,253	369,733
	American Electric Power	42,351	1,523,789
	Duke Energy	118,589	2,112,070
	Edison International	28,621	1,104,771
	Entergy	17,093	1,210,697
	Exelon	59,233	2,466,462
	FirstEnergy	28,181	1,043,261
	Northeast Utilities	15,700	500,516
	Pepco Holdings	22,154	404,311

LVIP SSgA S&P 500 Index Fund–5

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Electric Utilities (continued)

	Pinnacle West Capital	9,153	$379,392
	PPL	41,159	1,083,305
	Progress Energy	28,342	1,232,310
	Southern	77,689	2,970,049

			16,400,666

	Electrical Equipment–0.56%
	Emerson Electric	66,928	3,826,273
†	First Solar	4,770	620,768
	Rockwell Automation	12,046	863,819
	Roper Industries	8,100	619,083

			5,929,943

	Electronic Equipment, Instruments & Components–0.30%
†	Agilent Technologies	31,688	1,312,834
	Amphenol Class A	15,500	818,090
†	FLIR Systems	13,500	401,625
	Jabil Circuit	19,931	400,414
	Molex	11,045	250,942

			3,183,905

	Energy Equipment & Services–2.11%
	Baker Hughes	37,823	2,162,341
†	Cameron International	20,990	1,064,823
	Diamond Offshore Drilling	5,800	387,846
†	FMC Technologies	10,900	969,119
	Halliburton	81,608	3,332,055
	Helmerich & Payne	9,400	455,712
†	Nabors Industries	24,794	581,667
	National Oilwell Varco	37,715	2,536,334
†	Rowan	12,410	433,233
	Schlumberger	123,783	10,335,859

			22,258,989

	Food & Staples Retailing–2.32%
	Costco Wholesale	38,281	2,764,271
	CVS Caremark	121,521	4,225,285
	Kroger	55,177	1,233,758
	Safeway	32,696	735,333
	Supervalu	20,456	196,991
	Sysco	52,991	1,557,935
	Walgreen	85,479	3,330,262
	Wal-Mart Stores	177,887	9,593,447
†	Whole Foods Market	15,121	764,971

			24,402,253

	Food Products–1.57%
	Archer-Daniels-Midland	55,922	1,682,134
	Campbell Soup	16,060	558,085
	ConAgra Foods	39,581	893,739
†	Dean Foods	18,198	160,870
	General Mills	57,666	2,052,333
	Heinz (H. J.)	28,116	1,390,617
	Hershey	12,995	612,714
	Hormel Foods	5,600	287,056
	Kellogg	22,671	1,158,035
	Kraft Foods Class A	159,880	5,037,820
	McCormick	11,123	517,553
	Sara Lee	60,433	1,058,182
	Smucker (J.M.)	11,153	732,194
	Tyson Food Class A	25,782	443,966

			16,585,298

	Gas Utilities–0.12%
	EQT	13,800	618,792
	NICOR	3,119	155,700
	ONEOK	9,300	515,871

			1,290,363

	Health Care Equipment & Supplies–1.62%
	Bard (C.R.)	8,690	797,481
	Baxter International	51,502	2,607,031
	Becton, Dickinson	20,877	1,764,524
†	Boston Scientific	137,439	1,040,413
†	CareFusion	20,457	525,745
	DENTSPLY International	12,900	440,793
†	Hospira	13,964	777,655
†	Intuitive Surgical	3,500	902,125
	Medtronic	96,633	3,584,119
†	St. Jude Medical	31,115	1,330,166
	Stryker	31,131	1,671,735
†	Varian Medical Systems	10,525	729,172
†	Zimmer Holdings	16,906	907,514

			17,078,473

	Health Care Providers & Services–1.89%
	Aetna	36,010	1,098,665
	AmerisourceBergen	23,720	809,326
	Cardinal Health	29,915	1,146,044
	CIGNA	23,270	853,078
†	Coventry Health Care	13,248	349,747
†	DaVita	8,400	583,716
†	Express Scripts	48,468	2,619,695
†	Humana	14,682	803,693
†	Laboratory Corporation of America Holdings	9,217	810,359
	McKesson	22,292	1,568,911
†	Medco Health Solutions	38,062	2,332,059
	Patterson	10,076	308,628
	Quest Diagnostics	12,866	694,378
†	Tenet Healthcare	50,068	334,955
	UnitedHealth Group	97,386	3,516,609
†	WellPoint	36,970	2,102,114

			19,931,977

LVIP SSgA S&P 500 Index Fund–6

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Health Care Technology–0.05%
†	Cerner	6,000	$568,440

			568,440

	Hotels, Restaurants & Leisure–1.67%
	Carnival	37,573	1,732,491
	Darden Restaurants	11,938	554,401
	International Game Technology	24,567	434,590
	Marriott International Class A	24,827	1,031,314
	McDonald’s	96,191	7,383,621
	Starbucks	66,682	2,142,493
	Starwood Hotels & Resorts Worldwide	17,444	1,060,246
	Wyndham Worldwide	16,869	505,395
	Wynn Resorts	6,900	716,496
	Yum Brands	41,303	2,025,912

			17,586,959

	Household Durables–0.44%
	DR Horton	26,459	315,656
	Fortune Brands	13,793	831,028
†	Harman International Industries	5,220	241,686
	Leggett & Platt	13,081	297,724
	Lennar Class A	15,807	296,381
	Newell Rubbermaid	29,194	530,747
†	Pulte Group	33,795	254,138
	Snap-On	4,437	251,045
	Stanley Black & Decker	14,844	992,619
	Whirlpool	6,482	575,796

			4,586,820

	Household Products–2.18%
	Clorox	11,831	748,666
	Colgate-Palmolive	43,259	3,476,726
	Kimberly-Clark	38,072	2,400,059
	Procter & Gamble	253,144	16,284,736

			22,910,187

	Independant Power Producers & Energy Traders–0.16%
†	AES	56,156	683,980
	Constellation Energy Group	18,591	569,442
†	NRG Energy	21,000	410,340

			1,663,762

	Industrial Conglomerates–2.43%
	3M	63,757	5,502,229
	General Electric	963,316	17,619,050
	Textron	26,049	615,798
	Tyco International	44,300	1,835,792

			25,572,869

	Insurance–3.82%
	ACE	30,600	1,904,850
	AFLAC	42,191	2,380,838
	Allstate	51,158	1,630,917
†	American International Group I	11,719	675,249
	Aon	29,922	1,376,711
	Assurant	8,444	325,263
†	Berkshire Hathaway	156,802	12,561,409
	Chubb	26,763	1,596,145
	Cincinnati Financial	15,339	486,093
†	Genworth Financial	43,594	572,825
	Hartford Financial Services Group	40,343	1,068,686
¤	Lincoln National	28,183	783,769
	Loews	27,410	1,066,523
	Marsh & McLennan	48,850	1,335,559
	MetLife	83,526	3,711,895
	Principal Financial Group	31,482	1,025,054
	Progressive	56,612	1,124,880
	Prudential Financial	43,780	2,570,324
	Torchmark	7,871	470,214
	Travelers	40,824	2,274,305
	Unum Group	29,236	708,096
	XL Capital Class A	27,877	608,276

			40,257,881

	Internet & Catalog Retail–0.81%
†	Amazon.com	31,634	5,694,119
	Expedia	19,029	477,438
†	NetFlix	3,800	667,660
†	priceline.com	4,310	1,722,061

			8,561,278

	Internet Software & Services–1.94%
†	Akamai Technologies	15,697	738,544
†	eBay	101,709	2,830,561
†	F5 Networks	7,100	924,136
†	Google Class A	22,626	13,439,165
	VeriSign	14,159	462,575
†	Yahoo	120,486	2,003,682

			20,398,663

	IT Services–1.31%
	Automatic Data Processing	44,645	2,066,171
†	Cognizant Technology Solutions Class A	26,881	1,970,108
	Computer Sciences	14,121	700,402
	Fidelity National Information Services	22,514	616,658
†	Fiserv	13,951	816,971
	MasterCard Class A	8,700	1,949,757
	Paychex	29,554	913,514
†	SAIC	25,000	396,500
	Total System Services	14,143	217,519
	Visa Class A	43,000	3,026,340

LVIP SSgA S&P 500 Index Fund–7

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	IT Services (continued)

	Western Union	59,282	$1,100,867

			13,774,807

	Leisure Equipment & Products–0.14%
	Hasbro	12,677	598,101
	Mattel	32,708	831,764

			1,429,865

	Life Sciences Tools & Services–0.37%
†	Life Technologies	17,366	963,813
	PerkinElmer	9,741	251,513
†	Thermo Fisher Scientific	36,285	2,008,737
†	Waters	8,659	672,891

			3,896,954

	Machinery–2.21%
	Caterpillar	57,986	5,430,968
	Cummins	17,752	1,952,898
	Danaher	48,072	2,267,556
	Deere	38,090	3,163,375
	Dover	16,120	942,214
	Eaton	14,917	1,514,225
	Flowserve	4,700	560,334
	Illinois Tool Works	44,704	2,387,194
	Ingersoll-Rand	29,400	1,384,446
	PACCAR	34,348	1,972,262
	Pall	9,906	491,139
	Parker Hannifin	14,429	1,245,223

			23,311,834

	Media–3.03%
	Cablevision Systems Class A	21,100	714,024
	CBS Class B	58,459	1,113,644
	Comcast Class A	248,568	5,461,039
†	DIRECTV Group	77,154	3,080,759
†	Discovery Communications Class A	24,200	1,009,140
	Disney (Walt)	172,659	6,476,440
	Gannett	18,571	280,236
†	Interpublic Group	43,376	460,653
	McGraw-Hill	26,401	961,260
	Meredith	3,371	116,805
	News Class A	205,232	2,988,178
	Omnicom Group	26,779	1,226,478
	Scripps Networks Interactive Class A	8,056	416,898
	Time Warner	97,925	3,150,247
	Time Warner Cable	31,991	2,112,366
	Viacom Class B	54,640	2,164,290
	Washington Post Class B	433	190,304

			31,922,761

	Metals & Mining–1.23%
	AK Steel Holding	9,100	148,967
	Alcoa	89,384	1,375,620
	Allegheny Technologies	8,997	496,454
	Cliffs Natural Resources	12,400	967,324
	Freeport-McMoRan Copper & Gold Class B	43,060	5,171,076
	Newmont Mining	44,230	2,717,049
	Nucor	28,101	1,231,386
†	Tittanium Metals	5,984	102,805
	United States Steel	12,674	740,415

			12,951,096

	Multiline Retail–0.80%
†	Big Lots	6,206	189,035
	Family Dollar Stores	10,367	515,344
†	Kohl’s	26,631	1,447,129
	Macy’s	36,350	919,655
	Nordstrom	14,884	630,784
	Penney (J.C.)	21,499	694,633
†	Sears Holdings	3,703	273,096
	Target	62,794	3,775,802

			8,445,478

	Multi-Utilities–1.42%
	Ameren	20,110	566,901
	CenterPoint Energy	38,841	610,581
	CMS Energy	21,104	392,534
	Consolidated Edison	27,935	1,384,738
	Dominion Resources	51,275	2,190,467
	DTE Energy	15,631	708,397
	Integrys Energy Group	5,953	288,780
	NextEra Energy	36,549	1,900,183
	NiSource	24,558	432,712
	PG&E	35,634	1,704,731
	Public Service Enterprise Group	43,629	1,387,838
	SCANA	10,800	438,480
	Sempra Energy	21,065	1,105,491
	TECO Energy	16,247	289,197
	Wisconsin Energy	9,900	582,714
	Xcel Energy	39,250	924,338

			14,908,082

	Office Electronics–0.14%
	Xerox	125,695	1,448,006

			1,448,006

	Oil, Gas & Consumable Fuels–9.63%
	Anadarko Petroleum	43,861	3,340,454
	Apache	35,073	4,181,754
	Cabot Oil & Gas	9,000	340,650
	Chesapeake Energy	58,201	1,507,988
	Chevron	182,000	16,607,499
	ConocoPhillips	133,521	9,092,780
	Consol Energy	20,528	1,000,535

LVIP SSgA S&P 500 Index Fund–8

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Oil, Gas & Consumable Fuels (continued)

†	Denbury Resources	37,300	$712,057
	Devon Energy	40,004	3,140,714
	El Paso	62,480	859,725
	EOG Resources	23,820	2,177,386
	Exxon Mobil	454,822	33,256,584
	Hess	27,165	2,079,209
	Marathon Oil	66,308	2,455,385
	Massey Energy	9,100	488,215
	Murphy Oil	16,802	1,252,589
†	Newfield Exploration	11,800	850,898
	Noble Energy	15,854	1,364,712
	Occidental Petroleum	74,005	7,259,891
	Peabody Energy	24,412	1,561,880
	Pioneer Natural Resources	10,700	928,974
	QEP Resources	16,554	601,076
	Range Resources	14,452	650,051
†	Southwestern Energy	31,300	1,171,559
	Spectra Energy	57,500	1,436,925
	Sunoco	10,166	409,791
†	Tesoro	10,142	188,033
	Valero Energy	50,694	1,172,045
	Williams	52,705	1,302,868

			101,392,227

	Paper & Forest Products–0.22%
	International Paper	38,318	1,043,782
	MeadWestvaco	16,643	435,381
	Weyerhaeuser	46,460	879,488

			2,358,651

	Personal Products–0.28%
	Avon Products	37,338	1,085,042
	Estee Lauder Class A	9,785	789,650
	Mead Johnson Nutrition Class A	17,909	1,114,835

			2,989,527

	Pharmaceuticals–5.34%
	Abbott Laboratories	140,884	6,749,752
	Allergan	26,971	1,852,099
	Bristol-Myers Squibb	153,060	4,053,029
†	Forest Laboratories	24,291	776,826
	Johnson & Johnson	248,456	15,367,004
	Lilly (Eli)	93,781	3,286,086
	Merck	279,635	10,078,045
†	Mylan	38,398	811,350
	Pfizer	725,629	12,705,764
†	Watson Pharmaceutical	11,714	605,028

			56,284,983

	Professional Services–0.14%
	Dun & Bradstreet	5,000	410,450
	Equifax	11,359	404,380
†	Monster Worldwide	10,518	248,540
	Robert Half International	13,474	412,305

			1,475,675

	Real Estate Investment Trusts–1.32%
	Apartment Investment & Management Class A	10,282	265,687
	AvalonBay Communities	7,184	808,559
	Boston Properties	12,509	1,077,025
	Equity Residential	24,562	1,275,996
	HCP	33,140	1,219,221
	Health Care REIT	12,000	571,680
	Host Hotels & Resorts	58,888	1,052,329
	Kimco Realty	34,951	630,516
	Plum Creek Timber	13,875	519,619
	ProLogis	50,989	736,281
	Public Storage	12,116	1,228,805
	Simon Property Group	26,288	2,615,392
	Ventas	13,700	718,976
	Vornado Realty Trust	14,093	1,174,370

			13,894,456

	Real Estate Management & Development–0.05%
†	CB Richard Ellis Group Class A	26,553	543,805

			543,805

	Road & Rail–0.81%
	CSX	34,071	2,201,327
	Norfolk Southern	32,676	2,052,706
	Ryder System	3,905	205,559
	Union Pacific	44,052	4,081,859

			8,541,451

	Semiconductors & Semiconductor Equipment–2.40%
†	Advanced Micro Devices	54,883	448,943
	Altera	28,636	1,018,869
	Analog Devices	27,357	1,030,538
	Applied Materials	126,362	1,775,386
	Broadcom Class A	40,386	1,758,810
	Intel	505,990	10,640,970
	KLA-Tencor	14,821	572,683
	Linear Technology	20,578	711,793
†	LSI	53,087	317,991
†	MEMC Electronic Materials	17,821	200,664
	Microchip Technology	15,241	521,395
†	Micron Technology	78,784	631,848
	National Semiconductor	17,872	245,919
†	Novellus Systems	8,032	259,594
†	NVIDIA	53,258	820,173
†	Teradyne	13,763	193,233
	Texas Instruments	108,360	3,521,700

LVIP SSgA S&P 500 Index Fund–9

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Semiconductors & Semiconductor Equipment (continued)

	Xilinx	21,254	$615,941

			25,286,450

	Software–3.86%
†	Adobe Systems	45,219	1,391,841
†	Autodesk	19,237	734,853
†	BMC Software	16,375	771,918
	CA	33,004	806,618
†	Citrix Systems	16,927	1,157,976
†	Compuware	16,340	190,688
†	Electronics Arts	28,452	466,044
†	Intuit	24,310	1,198,483
†	McAfee	12,600	583,506
	Microsoft	680,474	18,998,833
†	Novell	24,789	146,751
	Oracle	351,039	10,987,521
†	Red Hat	16,600	757,790
†	salesforce.com	10,300	1,359,600
†	Symantec	68,227	1,142,120

			40,694,542

	Specialty Retail–1.96%
	Abercrombie & Fitch Class A	8,632	497,462
†	AutoNation	6,035	170,187
†	AutoZone	2,489	678,477
†	Bed Bath & Beyond	23,112	1,135,955
	Best Buy	30,120	1,032,815
†	CarMax	20,300	647,164
†	GameStop Class A	11,644	266,415
	Gap	38,718	857,217
	Home Depot	147,593	5,174,610
	Limited Brands	23,065	708,787
	Lowe’s	122,047	3,060,938
†	O’Reilly Automotive	12,700	767,334
	RadioShack	10,347	191,316
	Ross Stores	10,500	664,125
	Sherwin-Williams	7,940	664,975
	Staples	64,245	1,462,859
	Tiffany	10,628	661,806
	TJX	35,741	1,586,543
†	Urban Outfitters	11,600	415,396

			20,644,381

	Textiles, Apparel & Luxury Goods–0.55%
	Coach	26,862	1,485,737
	NIKE Class B	35,432	3,026,602
	Polo Ralph Lauren	5,458	605,401
	VF	8,131	700,730

			5,818,470

	Thrift & Mortgage Finance–0.11%
	Hudson City Bancorp	50,202	639,573
	People’s United Financial	36,200	507,162

			1,146,735

	Tobacco–1.56%
	Altria Group	191,335	4,710,668
	Lorillard	13,825	1,134,480
	Philip Morris International	164,711	9,640,534
	Reynolds American	28,938	943,958

			16,429,640

	Trading Companies & Distributors–0.14%
	Fastenal	13,000	778,830
	Grainger (W.W.)	5,083	702,013

			1,480,843

	Wireless Telecommunication Services–0.33%
†	American Tower Class A	37,662	1,944,866
†	MetroPCS Communications	26,800	338,484
†	Sprint Nextel	270,004	1,142,116

			3,425,466

	Total Common Stock (Cost $932,248,283)		1,028,334,370

		Principal
		Amount
		(U.S. $)

≠¥	U.S. TREASURY OBLIGATION–0.20%
	U.S. Treasury Bill 0.11% 1/20/11	$2,028,000	2,027,970

	Total U. S. Treasury Obligation (Cost $2,027,882)		2,027,970

		Number
		of Shares

	SHORT-TERM INVESTMENT–3.42%
	Money Market Mutual Fund–3.42%
	Dreyfus Treasury & Agency Cash Management Fund	36,025,877	36,025,877

	Total Short-Term Investment (Cost $36,025,877)		36,025,877

LVIP SSgA S&P 500 Index Fund–10

LVIP SSgA S&P 500 Index Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–101.26% (Cost $970,302,042)	$1,066,388,217
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.26%)	(13,221,366)

NET ASSETS APPLICABLE TO 119,448,515 SHARES OUTSTANDING–100.00%	$1,053,166,851

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND STANDARD CLASS ($614,977,519 / 69,766,224 Shares)	$8.815

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND SERVICE CLASS ($438,189,332 / 49,682,291 Shares)	$8.820

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$1,014,612,946
Undistributed net investment income	3,636,379
Accumulated net realized loss on investments	(61,516,432)
Net unrealized appreciation of investments	96,433,958

Total net assets	$1,053,166,851

†	Non income producing security.

≠	The rate shown is the effective yield at the time of purchase.

¥	Fully or partially pledged as collateral for financial futures contracts.

REIT–Real Estate Investment Trust

¤ Considered an affiliated company. See Note 2 in “Notes to Financial Statements.” Investments in companies considered to be affiliates of the Fund were as follows:

	Balance at	Gross	Gross	Realized Loss	Value	Dividend
Company	Beginning of Year	Additions	Reductions	During the Year	12/31/10	Income
Lincoln National	$532,009	$175,469	$—	$—	$783,769	$951
State Street	1,471,608	490,723	88,816	(32,336)	2,062,084	1,627

	$2,003,617				$2,845,853

[1]	The following futures contract was outstanding at December 31, 2010:

Futures Contract

				Unrealized
Contract	Notional	Notional		Appreciation
to Buy	Cost	Value	Expiration Date	(Depreciation)
410 S&P 500 E-mini	$25,338,717	$25,686,500	3/18/11	$347,783

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–11

LVIP SSgA S&P 500 Index Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$16,646,388
Interest	7,207

16,653,595

EXPENSES:
Management fees	1,846,794
Distribution expenses-Service Class	792,999
Accounting and administration expenses	373,182
Reports and statements to shareholders	95,392
S&P license fees	82,396
Professional fees	32,154
Trustees’ fees	23,526
Custodian fees	12,789
Pricing fees	5,296
Other	19,591

Total operating expenses	3,284,119

NET INVESTMENT INCOME	13,369,476

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(10,568,626)
Futures contracts	2,910,335

Net realized loss	(7,658,291)
Net change in unrealized appreciation/depreciation of investments	120,599,089

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	112,940,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$126,310,274

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,369,476	$10,360,151
Net realized loss on investments	(7,658,291)	(29,968,459)
Net change in unrealized appreciation/depreciation of investments	120,599,089	163,281,125

Net increase in net assets resulting from operations	126,310,274	143,672,817

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,199,216)	(5,671,619)
Service Class	(3,606,434)	(2,164,327)

	(9,805,650)	(7,835,946)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	165,860,933	197,713,261
Service Class	206,555,880	145,331,056
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,199,216	5,671,619
Service Class	3,606,434	2,164,327

	382,222,463	350,880,263

Cost of shares repurchased:
Standard Class	(102,974,725)	(160,411,454)
Service Class	(49,530,873)	(28,901,799)

	(152,505,598)	(189,313,253)

Increase in net assets derived from capital share transactions	229,716,865	161,567,010

NET INCREASE IN NET ASSETS	346,221,489	297,403,881
NET ASSETS:
Beginning of year	706,945,362	409,541,481

End of year (including undistributed net investment income of $3,636,379 and $2,634,725, respectively)	$1,053,166,851	$706,945,362

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–12

LVIP SSgA S&P 500 Index Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08[2]	12/31/07	12/31/06

Net asset value, beginning of period	$7.768	$6.237	$10.318	$9.916	$8.718

Income (loss) from investment operations:
Net investment income[3]	0.137	0.131	0.177	0.183	0.154
Net realized and unrealized gain (loss) on investments	1.004	1.495	(4.011)	0.333	1.185

Total from investment operations	1.141	1.626	(3.834)	0.516	1.339

Less dividends and distributions from:
Net investment income	(0.094)	(0.095)	(0.170)	(0.114)	(0.141)
Return of capital	—	—	(0.077)	—	—

Total dividends and distributions	(0.094)	(0.095)	(0.247)	(0.114)	(0.141)

Net asset value, end of period	$8.815	$7.768	$6.237	$10.318	$9.916

Total return[4]	14.73%	26.11%	(37.19% )	5.23%	15.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$614,978	$478,447	$338,927	$504,728	$236,510
Ratio of expenses to average net assets	0.30%	0.31%	0.28%	0.28%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.30%	0.32%	0.33%	0.32%	0.34%
Ratio of net investment income to average net assets	1.72%	1.97%	2.07%	1.75%	1.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.72%	1.96%	2.02%	1.71%	1.63%
Portfolio turnover	5%	21%	12%	25%	4%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. S&P 500 Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–13

LVIP SSgA S&P 500 Index Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Service Class
				4/30/07[2]
	Year Ended			to
	12/31/10	12/31/09	12/31/08[1]	12/31/07

Net asset value, beginning of period	$7.773	$6.243	$10.314	$10.412

Income (loss) from investment operations:
Net investment income[3]	0.118	0.114	0.157	0.130
Net realized and unrealized gain (loss) on investments	1.003	1.494	(4.006)	(0.128)

Total from investment operations	1.121	1.608	(3.849)	0.002

Less dividends and distributions from:
Net investment income	(0.074)	(0.078)	(0.145)	(0.100)
Return of capital	—	—	(0.077)	—

Total dividends and distributions	(0.074)	(0.078)	(0.222)	(0.100)

Net asset value, end of period	$8.820	$7.773	$6.243	$10.314

Total return[4]	14.45%	25.78%	(37.34% )	0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$438,189	$228,498	$70,614	$21,295
Ratio of expenses to average net assets	0.55%	0.56%	0.53%	0.53%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.55%	0.57%	0.58%	0.57%
Ratio of net investment income to average net assets	1.47%	1.72%	1.82%	1.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.47%	1.71%	1.77%	1.79%
Portfolio turnover	5%	21%	12%	25% [5]

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–14

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements
December 31, 2010
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP SSgA S&P 500 Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007 — December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund; 0.20% of the next $500 million; and 0.16% of average daily net assets in excess of $1 billion.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.015% of the first $1 billion of the Fund’s average daily net assets; and 0.01% of the Fund’s average daily net assets in excess of $1 billion, subject to an annual minimum of $100,000.

The LVIP SSgA S&P 500 Index Fund has investments in Lincoln National, the parent company of LIAC.

LVIP SSgA S&P 500 Index Fund–15

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $50,915 and $13,255, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$188,773
Distribution fees payable to LFD	91,461

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $273,157,537 and sales of $38,087,697 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $1,023,092,914. At December 31, 2010, net unrealized appreciation was $43,295,303, of which $141,125,736 related to unrealized appreciation of investments and $97,830,433 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Total

Common Stock	$1,028,334,370	$—	$1,028,334,370
U.S. Treasury Obligation	—	2,027,970	2,027,970
Short-Term Investment	36,025,877	—	36,025,877

Total	$1,064,360,247	$2,027,970	$1,066,388,217

Futures Contract	$347,783	$—	$347,783

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

LVIP SSgA S&P 500 Index Fund–16

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2010 and year ended December 31, 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$9,805,650	$7,835,946

In addition, the Fund declared an ordinary income consent dividend of $2,560,247 for the year ended December 31, 2009. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,014,612,946
Undistributed ordinary income	3,636,379
Capital loss carryforwards	(8,377,777)
Unrealized appreciation of investments	43,295,303

Net assets	$1,053,166,851

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital from investment and market-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends and return of capital from investment. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-in Capital
$(2,562,172)	$1,925	$2,560,247

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,520,496 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $1,451,444 and expires in 2016, and $6,926,333 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	20,531,544	31,206,497
Service Class	25,991,516	22,199,773
Shares issued upon reinvestment of dividends and distributions:
Standard Class	723,447	746,364
Service Class	420,526	284,592

	47,667,033	54,437,226

Shares repurchased:
Standard Class	(13,083,705)	(24,699,458)
Service Class	(6,126,080)	(4,399,147)

	(19,209,785)	(29,098,605)

Net increase	28,457,248	25,338,621

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

LVIP SSgA S&P 500 Index Fund–17

LVIP SSgA S&P 500 Index Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

Futures Contracts–The Fund invests in futures contracts in order to manage exposures to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA S&P 500 Index Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA S&P 500 Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA S&P 500 Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA S&P 500 Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP SSgA S&P 500 Index Fund–19

LVIP SSgA S&P 500 Index Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gains	Ordinary Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distribution.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were above the average although within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP SSgA S&P 500 Index Fund–20

LVIP SSgA S&P 500 Index Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Funds, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters. Because SSgA had begun managing the Fund in 2008, the Board focused on one year performance.

The Board reviewed the LVIP SSgA S&P 500 Index Fund’s return compared to the average return of its Lipper performance group of the S&P 500 Index funds and the S&P 500 Daily Reinv. Index. The Board noted that the Fund’s return for the one year period was above the average of the Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were within the range of the contractual sub-adviser fees of the Lipper expense group and concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and noted that it was minimal. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA S&P 500 Index Fund–21

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP SSgA S&P 500 Index Fund–22

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA S&P 500 Index Fund–23

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Cap Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP SSgA Small-Cap Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	26
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	33
Other Fund Information	34
Officer/Trustee Information	36

LVIP SSgA Small-Cap Index Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 26.19% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 2000® Index*, returned 26.85%.

In early 2010, price action reflected a powerful recovery theme. However, as the year progressed, investors faced significant challenges, including the European debt crisis, a potential policy mistake in China, and uncertainty about the strength and even sustainability of the U.S. recovery. However, abstracting from the volatility, it was generally a good year for equities, bonds and commodities, while the dollar was mixed.

In the U.S. markets, small cap and midcap stocks beat out the larger cap stocks for the year. Despite a negative start in January, the Russell 2000 recovered nicely ending the first quarter up with a solid gain. The positive momentum was lost in Q2 with a disappointing loss, but rebounded nicely in Q3 with a positive result. A very strong Q4 return helped the Russell 2000 end the year up.

On a sector basis, the Fund’s performance benefited from all the sectors with information technology, industrials and consumer discretionary sectors contributing the most, and the telecommunication services, utilities and consumer staples sectors contributing the least to the Fund’s performance. On an individual securities’ basis the largest positive contributors to the relative performance of the Fund during this period included Riverbed Technology Inc., VeriFone Systems Inc. and TIBCO Software Inc. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included, which were all no longer held as of December 31, 2010.

The Fund seeks to replicate the returns and characteristics of the Russell 2000 Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. Each fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked inline with the Russell 2000 Index. The Fund may not always track the performance of the Russell 2000 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

The Fund uses a replication indexing approach and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, Russell 2000. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Structured Products Team
SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/2000 through 12/31/2010

	LVIP SSgA
	Small-Cap Index
	Fund Standard	Russell 2000
	Class shares	Index*
12/31/00	10000	10000
	9282	10249
	6594	8149
	9253	12000
	9828	14200
	11004	14846
	12443	17573
	12963	17298
	8559	11453
	10786	14565
12/31/10	13611	18477

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Cap Index Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,611. For comparison, look at how the Russell 2000 Index did over the same period. The same $10,000 investment would have increased to $18,477. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+26.19%

Five Years	+4.34%

Ten Years	+3.13%

Service Class Shares

One Year	+25.87%

Inception (4/30/07)	−0.48%

*	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

Commencing April 30, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

Effective April 30, 2007, the Fund’s investment objective changed from active management of small-cap growth companies to passive management of a small-cap index strategy. Performance prior to April 30, 2007, reflects that of the former investment objective.

LVIP SSgA Small-Cap Index Fund–1

LVIP SSgA Small-Cap Index Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,288.20	0.45%	$2.60
Service Class Shares	1,000.00	1,286.60	0.70%	4.03

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.94	0.45%	$2.29
Service Class Shares	1,000.00	1,021.68	0.70%	3.57

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Small-Cap Index Fund–2

LVIP SSgA Small-Cap Index Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	98.09%

Aerospace & Defense	1.66%
Air Freight & Logistics	0.39%
Airlines	0.73%
Auto Components	1.14%
Automobiles	0.03%
Beverages	0.16%
Biotechnology	2.99%
Building Products	0.55%
Capital Markets	1.94%
Chemicals	2.41%
Commercial Banks	5.59%
Commercial Services & Supplies	3.62%
Communications Equipment	3.26%
Computers & Peripherals	0.72%
Construction & Engineering	0.75%
Construction Materials	0.12%
Consumer Finance	0.59%
Containers & Packaging	0.48%
Distributors	0.01%
Diversified Consumer Services	1.13%
Diversified Financial Services	0.66%
Diversified Telecommunication Services	0.53%
Electric Utilities	1.09%
Electrical Equipment	2.15%
Electronic Equipment, Instruments & Components	2.39%
Energy Equipment & Services	2.01%
Food & Staples Retailing	0.84%
Food Products	1.18%
Gas Utilities	1.14%
Health Care Equipment & Supplies	2.99%
Health Care Providers & Services	3.10%
Health Care Technology	0.22%
Hotels, Restaurants & Leisure	2.42%
Household Durables	0.91%
Household Products	0.01%
Independent Power Producers & Energy Traders	0.05%
Industrial Conglomerates	0.26%
Insurance	2.61%
Internet & Catalog Retail	0.45%
Internet Software & Services	2.17%
IT Services	1.89%
Leisure Equipment & Products	0.79%
Life Sciences Tools & Services	1.09%
Machinery	3.07%
Marine	0.10%
Media	1.29%
Metals & Mining	2.01%
Multiline Retail	0.42%
Multi-Utilities & Unregulated Power	0.45%
Oil, Gas & Consumable Fuels	4.28%
Paper & Forest Products	0.56%
Personal Products	0.28%
Pharmaceuticals	1.60%
Real Estate Investment Trusts	7.16%
Real Estate Management & Development	0.20%
Road & Rail	1.04%
Semiconductors & Semiconductor Equipment	3.85%
Software	4.24%
Specialty Retail	3.23%
Textiles, Apparel & Luxury Goods	2.08%
Thrift & Mortgage Finance	1.41%
Tobacco	0.19%
Trading Companies & Distributors	0.89%
Transportation Infrastructure	0.01%
Water Utilities	0.22%
Wireless Telecommunication Services	0.29%

Corporate Bond	0.00%

Warrants	0.00%

U.S. Treasury Obligation	0.17%

Short-Term Investment	2.90%

Total Value of Securities	101.16%

Liabilities Net of Receivables and Other Assets	(1.16%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Riverbed Technology	0.38%
VeriFone Holdings	0.27%
TIBCO Software	0.27%
Deckers Outdoor	0.27%
Brigham Exploration	0.26%
Nordson	0.26%
Rackspace Hosting	0.25%
Sotheby’s	0.25%
Hecla Mining	0.25%
Baldor Electric	0.24%

Total	2.70%

LVIP SSgA Small-Cap Index Fund–3

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–98.10%
	Aerospace & Defense–1.66%
†	AAR	10,678	$293,325
†	AeroVironment	4,346	116,603
	American Science & Engineering	2,705	230,547
†	Applied Signal Technology	3,700	140,193
†	Astronics	2,700	56,700
†	Ceradyne	6,357	200,436
	Cubic	4,460	210,289
	Curtiss-Wright	12,397	411,580
	Ducommun	2,400	52,272
†	Esterline Technologies	7,957	545,770
†	GenCorp	16,050	82,979
	HEICO	7,787	397,371
†	Herley Industries	3,600	62,352
†	Hexcel	25,706	465,022
†	Kratos Defense & Security Solutions	4,100	53,997
†	Ladish	4,432	215,440
†	LMI Aerospace	1,600	25,584
†	Moog Class A	12,112	482,057
†	Orbital Sciences	14,739	252,479
†	STR Holdings	7,900	158,000
†	TASER International	19,437	91,354
†	Teledyne Technologies	9,806	431,170
	Triumph Group	4,356	389,470

			5,364,990

	Air Freight & Logistics–0.39%
†	Air Transport Services Group	13,600	107,440
†	Atlas Air Worldwide Holdings	6,957	388,409
†	Dynamex	2,074	51,352
†	Echo Global Logistics	3,700	44,548
	Forward Air	7,448	211,374
†	HUB Group Class A	10,170	357,374
†	Pacer International	7,720	52,805
†	Park-Ohio Holdings	2,100	43,911

			1,257,213

	Airlines–0.73%
†	Airtran Holdings	36,509	269,802
†	Alaska Air Group	10,178	576,990
	Allegiant Travel	4,069	200,358
†	Hawaiian Holdings	15,300	119,952
†	JetBlue Airways	63,384	418,968
†	Republic Airways Holdings	16,847	123,320
	SkyWest	14,173	221,382
†	US Airways Group	41,800	418,418

			2,349,190

	Auto Components–1.14%
†	American Axle & Manufacturing Holdings	15,495	199,266
†	Amerigon	5,306	57,729
†	ArvinMeritor	24,729	507,439
	Cooper Tire & Rubber	15,936	375,771
†	Dana Holdings	38,700	666,027
†	Dorman Products	2,900	105,096
	Drew Industries	5,195	118,030
†	Exide Technologies	21,739	204,564
†	Fuel Systems Solutions	4,000	117,520
†	Modine Manufacturing	11,416	176,948
	Shiloh Industries	1,800	21,510
	Spartan Motors	12,860	78,317
	Standard Motor Products	6,200	84,940
†	Stoneridge	4,155	65,607
	Superior Industries International	6,614	140,349
†	Tenneco	16,773	690,378
†	Tower International	2,300	40,687
†	US Auto Parts Network	4,900	41,160

			3,691,338

	Automobiles–0.03%
†	Winnebago Industries	6,964	105,853

			105,853

	Beverages–0.16%
†	Boston Beer Class A	2,244	213,382
	Coca-Cola Bottling Consolidated	891	49,522
†	Heckmann	29,700	149,391
	MGP Ingredients	3,100	34,224
	National Beverage	3,006	39,499
†	Primo Water	3,300	46,893

			532,911

	Biotechnology–2.99%
†	Acorda Therapeutics	10,051	273,990
†	Aegerion Pharmaceuticals	3,500	49,595
†	Affymax	3,970	26,401
†	Alkermes	24,847	305,121
†	Allos Therapeutics	20,467	94,353
†	Alnylam Pharmaceuticals	9,953	98,137
†	Arena Pharmaceuticals	27,677	47,604
†	Ariad Pharmaceuticals	32,680	166,668
†	ArQule	11,837	69,483
†	Array Biopharma	11,095	33,174
†	AVEO Pharmaceuticals	3,700	54,094
†	AVI BioPharma	33,000	69,960
†	BioCryst Pharmaceuticals	5,300	27,401
†	Biosante Pharmaceuticals	16,900	27,716
†	Celera	22,449	141,429
†	Cepheid	16,169	367,845
†	Chelsea Therapeutics International	10,700	80,250
†	Cornerstone Therapeutics	2,100	12,159
†	Cubist Pharmaceuticals	16,676	356,866
†	Curis	16,500	32,670
†	Cytokinetics	12,054	25,193
†	Cytori Therapeutics	13,300	69,027
†	CytRx	30,300	30,603
†	Dyax	20,500	43,870
†	Emergent BioSolutions	5,098	119,599

LVIP SSgA Small-Cap Index Fund–4

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Biotechnology (continued)

†	Enzon Pharmaceuticals	13,598	$165,488
†	Exact Sciences	17,000	101,660
†	Genomic Health	4,498	96,212
†	Geron	34,535	178,546
†	Halozyme Therapeutic	24,813	196,519
†	Idenix Pharmaceuticals	9,572	48,243
†	Immunogen	18,300	169,458
†	Immunomedics	20,395	73,014
†	Incyte	23,485	388,912
†	Inhibitex	13,000	33,800
†	Inovio Pharmaceuticals	22,800	26,220
†	InterMune	12,774	464,973
†	Isis Pharmaceuticals	25,746	260,550
†	Keryx Biopharmaceuticals	12,900	59,082
†	Lexicon Genetics	55,700	80,208
	Ligand Pharmaceuticals Class B	4,128	36,822
†	MannKind	16,111	129,855
†	Martek Biosciences	9,009	281,982
	Maxygen	4,075	16,015
†	Metabolix	6,208	75,551
†	Micromet	25,400	206,248
†	Momenta Pharmaceuticals	12,411	185,793
†	Nabi Biopharmaceuticals	10,143	58,728
†	Nanosphere	3,220	14,039
†	Neuralstem	11,200	23,744
†	Neurocrine Biosciences	13,428	102,590
†	Novavax	25,100	60,993
†	NPS Pharmaceuticals	19,200	151,680
†	ONYX Pharmaceuticals	17,393	641,279
†	Opko Health	22,500	82,575
†	Orexigen Therapeutics	6,784	54,815
†	Osiris Therapeutics	2,660	20,721
†	Pacific Biosciences of California	4,000	63,640
	PDL BioPharma	38,300	238,609
†	Peregrine Pharmaceuticals	13,300	30,590
†	Pharmacyclics	13,200	80,256
†	Pharmasset	7,800	338,598
†	Progenics Pharmaceuticals	7,468	40,775
†	Rigel Pharmaceuticals	13,827	104,117
†	Sangamo Biosciences	11,300	75,032
†	Savient Pharmaceuticals	16,998	189,358
†	SciClone Pharmaceuticals	10,300	43,054
†	Seattle Genetics	21,979	328,586
†	Senomyx	10,100	72,013
†	SIGA Technologies	8,800	123,200
†	StemCells	23,800	25,704
†	Syntha Pharmaceuticals	8,906	54,505
†	Targacept	7,400	196,100
†	Theravance	17,500	438,724
†	Vanda Pharmaceuticals	5,800	54,868
†	Vical	16,200	32,724
†	ZIOPHARM Oncology	12,200	56,852

			9,696,828

	Building Products–0.55%
	AAON	3,436	96,930
†	American DG Energy	8,400	23,268
	American Woodmark	2,128	52,221
	Ameron International	2,519	192,376
	Apogee Enterprises	7,011	94,438
†	Broadwind Energy	23,100	53,361
†	Builders FirstSource	8,270	16,292
†	Gibraltar Industries	8,699	118,045
†	Griffon	11,561	147,287
@	Insteel Industries	6,024	75,240
†	NCI Building Systems	6,451	90,249
†	PGT	9,000	22,050
	Quanex Building Products	9,406	178,432
	Simpson Manufacturing	10,875	336,146
†	Trex	3,635	87,095
	Universal Forest Products	4,828	187,809

			1,771,239

	Capital Markets–1.94%
†	American Capital	91,700	693,251
	Apollo Investment	51,206	566,850
	BGC Partners Class A	16,823	139,799
	BlackRock Kelso Capital	19,984	221,023
	Calamos Asset Management Class A	4,510	63,140
	Capital Southwest	641	66,536
	Cohen & Steers	5,000	130,500
†	Cowen Group Class A	9,400	43,804
	Diamond Hill Investments Group	500	36,170
	Epoch Holding	4,179	64,900
	Evercore Partners Class A	4,123	140,182
†	FBR Capital Markets	13,358	51,028
†	Financial Engines	3,300	65,439
	GAMCO Investors	2,195	105,382
	GFI Group	16,792	78,754
	Gladstone Capital	5,330	61,402
	Gladstone Investment	4,900	37,485
†	Gleacher	19,500	46,215
	Golub Capital	2,040	34,925
†	Harris & Harris Group	7,000	30,660
	Hercules Technology Growth Capital	8,846	91,649
†	International Assets Holding	3,980	93,928
†	Investment Technology Group	11,900	194,803
	JMP Group	3,600	27,468
	Kayne Anderson Energy Development	2,009	36,182
	KBW	10,547	294,472
†	Knight Capital Group Class A	24,633	339,689
†	LaBranche	12,202	43,927
†	Ladenburg Thalmann Financial Services	23,900	27,963
	Main Street Capital	3,729	67,826
	MCG Capital	22,101	154,044
†	MF Global	29,600	247,456
	MVC Capital	5,603	81,804

LVIP SSgA Small-Cap Index Fund–5

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Capital Markets (continued)

	NGP Capital Resources	4,827	$44,408
	Oppenheimer Holdings Class A	2,200	57,662
	optionsXpress Holdings	11,365	178,090
	PennantPark Investment	8,886	108,765
†	Penson Worldwide	3,834	18,748
†	Piper Jaffray	4,752	166,368
	Prospect Energy	21,587	233,140
	Pzena Investment Management Class A	1,084	7,967
†	Rodman & Renshaw Capital Group	7,900	21,172
	Sanders Morris Harris Group	7,259	52,628
	Solar Capital	1,670	41,383
†	Stifel Financial	9,510	589,999
	SWS Group	5,936	29,977
=†	Teton Advisors	19	0
	THL Credit	2,500	32,525
	TICC Capital	7,241	81,172
†	TradeStation Group	10,024	67,662
	Triangle Capital	4,732	89,925
	Westwood Holdings Group	1,800	71,928

			6,272,175

	Chemicals–2.41%
	American Vanguard	3,864	32,999
	Arch Chemicals	5,795	219,804
	Balchem	7,609	257,260
†	Calgon Carbon	15,165	229,295
†	Codexis	3,362	35,639
†	Ferro	25,158	368,313
	Fuller (H.B.)	12,920	265,118
†	Georgia Gulf	9,400	226,164
†	Grace (W.R.)	20,385	716,125
	Hawkins	2,600	115,440
	Innophos Holdings	6,022	217,274
	KMG Chemicals	1,700	28,169
	Koppers Holdings	5,777	206,701
†	Kraton Performance Polymers	2,600	80,470
†	Landec	7,033	42,057
†	LSB Industries	5,165	125,303
	Minerals Technologies	4,980	325,742
	NewMarket	2,708	334,086
	NL Industries	2,091	23,336
	Olin	20,980	430,510
†	OM Group	8,808	339,196
†	Omnova Solutions	10,600	88,616
†	PolyOne	25,720	321,243
	Quaker Chemical	2,700	112,509
†	Rockwood Holdings	13,773	538,800
	Schulman (A.)	8,515	194,908
	Sensient Technologies	13,306	488,729
†	Solutia	32,700	754,716
†	Spartech	6,923	64,799
	Stepan	1,959	149,413
†	TPC Group	1,000	30,320
	Westlake Chemical	5,400	234,738
	Zep	5,092	101,229
†	Zoltek	7,846	90,621

			7,789,642

	Commercial Banks–5.59%
	1st Source	3,854	78,005
†	1st United Bancorp	5,600	38,696
	Alliance Financial	900	29,115
	American National Bankshares	1,500	35,325
	Ameris Bancorp	5,416	57,085
	Ames National	2,500	54,175
	Arrow Financial	3,115	85,694
	Bancfirst	1,994	82,133
	Banco Latinoamericano de Exportacions	7,922	146,240
†	Bancorp (Delaware)	7,100	72,207
	Bancorp (Rhode Island)	1,100	31,999
	Bank of Marin Bancorp	1,200	42,000
	Bank of the Ozarks	3,281	142,231
	Boston Private Financial Holdings	18,715	122,583
	Bridge Bancorp	1,400	34,510
	Bryn Mawr Bank	2,100	36,645
	Camden National	2,400	86,952
	Capital City Bank Group	2,095	26,397
	Cardinal Financial	6,800	79,084
	Cathay General Bancorp	22,837	381,378
	Center Financial	9,000	68,220
†	Centerstate Banks of Florida	8,000	63,360
	Century Bancorp Class A	1,100	29,469
	Chemical Financial	6,186	137,020
	Citizens & Northern	3,200	47,552
†	Citizens Republic Bancorp	89,908	55,293
	City Holding	4,493	162,781
	CNB Financial	2,400	35,544
	CoBiz Financial	7,509	45,655
	Columbia Banking System	10,609	223,426
	Community Bank System	8,360	232,157
	Community Trust Bancorp	3,213	93,048
	CVB Financial	25,521	221,267
†	Eagle Bancorp	5,200	75,036
†	Encore Bancshares	2,300	23,598
	Enterprise Financial Services	2,706	28,305
	Financial Institutions	2,800	53,116
	First Bancorp (Maine)	2,600	41,054
	First Bancorp (North Carolina)	3,379	51,732
†	First Bancorp (Puerto Rico)	131,200	60,352
	First Busey	11,041	51,893
	First Commonwealth Financial	29,281	207,309
	First Community Bancshares	3,801	56,787
	First Financial	3,711	130,405
	First Financial Bancorp	15,273	282,245

LVIP SSgA Small-Cap Index Fund–6

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Commercial Banks (continued)

	First Financial Bankshares	5,467	$279,801
	First Interstate Bancsystem	3,200	48,768
	First Merchants	6,404	56,739
	First Midwest Bancorp	20,172	232,381
	First of Long Island	2,200	63,602
†	First South Bancorp	1,540	9,964
	FirstMerit	29,921	592,137
	FNB	33,701	330,944
	German American Bancorp	2,600	47,879
	Glacier Bancorp	20,133	304,210
	Great Southern Bancorp	2,400	56,616
†	Greene Bancshares	3,100	9,920
	Hancock Holding	8,069	281,285
†	Hanmi Financial	31,900	36,685
	Heartland Financial USA	4,038	70,503
†	Heritage Financial	1,800	25,056
	Home Bancshares	5,605	123,478
	Hudson Valley Holding	3,190	78,984
	IBERIABANK	7,191	425,204
	Independent Bank (Massachusetts)	5,232	141,526
	International Bancshares	15,616	312,788
†	Investors Bancorp	12,242	160,615
	Lakeland Bancorp	5,465	59,951
	Lakeland Financial	4,210	90,347
	MainSource Financial Group	6,834	71,142
	MB Financial	14,521	251,504
	Merchants Bancshares	1,200	33,072
†	Metro Bancorp	4,000	44,040
	Midsouth Bancorp	1,400	21,504
	MidWestOne Financial Group	1,900	28,709
†	Nara Bancorp	11,825	116,122
	National Bankshares	1,600	50,384
	National Penn Bancshares	33,506	269,053
	NBT Bancorp	9,243	223,218
	Northfiled Bancorp	4,259	56,730
	Northwest Bancshares	30,291	356,222
	Old National Bancorp	23,075	274,362
†	OmniAmerican Bancorp	2,500	33,875
	Oriental Financial Group	13,325	166,429
	Orrstown Financial Services	1,800	49,338
	Pacific Continental	4,800	48,288
	PacWest Bancorp	7,787	166,486
	Park National	3,239	235,378
	Peapack Gladstone Financial	1,905	24,860
	Penns Woods Bancorp	1,100	43,780
	Peoples Bancorp	2,040	31,926
†	Pinnacle Financial Partners	8,162	110,840
	PrivateBancorp	14,330	206,065
	Prosperity Bancshares	12,577	494,025
	Renasant	7,211	121,938
	Republic Bancorp Class A	2,929	69,564
	S&T Bancorp	6,818	154,019
	Sandy Spring BanCorp	7,070	130,300
	SCBT Financial	2,946	96,482
	Sierra Bancorp	2,611	28,016
†	Signature Bank	11,353	567,650
	Simmons First National Class A	4,440	126,540
	Southside Bancshares	3,735	78,687
	Southwest Bancorp	5,360	66,464
	State BanCorp	4,500	41,625
	StellarOne	5,500	79,970
	Sterling Bancorp	6,089	63,752
	Sterling Bancshares	23,796	167,048
	Suffolk Bancorp	2,068	51,038
	Susquehanna Bancshares	34,999	338,790
†	SVB Financial Group	11,329	601,004
	SY Bancorp	3,079	75,589
†	Taylor Capital Group	2,500	32,875
†	Texas Capital Bancshares	9,594	204,064
	Tompkins Financial	1,972	77,224
	Tower Bancorp	2,400	52,896
	TowneBank	6,200	98,518
	Trico Bancshares	3,002	48,482
	Trustmark	17,375	431,595
	UMB Financial	9,036	374,271
	Umpqua Holdings	31,019	377,811
	Union First Market Bankshares	5,398	79,782
	United Bankshares	10,723	313,112
†	United Community Banks	24,806	48,372
	Univest Corp. of Pennsylvania	3,915	75,051
†	Virginia Commerce Bancorp	5,300	32,754
	Washington Banking	4,000	54,840
	Washington Trust Bancorp	3,375	73,845
	WesBanco	6,724	127,487
†	West Bancorporation	3,100	24,149
†	West Coast Bancorp	23,200	65,424
	Westamerica Bancorporation	7,645	424,068
†	Western Alliance Bancorp	18,527	136,359
	Whitney Holding	25,700	363,655
	Wilshire Bancorp	4,829	36,797
	Wintrust Financial	9,465	312,629

			18,110,349

	Commercial Services & Supplies–3.62%
	ABM Industries	13,657	359,179
†	ACCO Brands	16,433	140,009
	Administaff	5,414	158,630
	Advisory Board	4,291	204,380
†	American Reprographics	8,051	61,107
†	APAC Customer Services	10,600	64,342
	Barrett Business Services	2,200	34,210
	Brink’s	12,600	338,688
†	Casella Waste Systems	6,800	48,212
†	CBIZ	10,548	65,820
	CDI	2,749	51,104

LVIP SSgA Small-Cap Index Fund–7

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Commercial Services & Supplies (continued)

†	Cenveo	12,406	$66,248
†	Clean Harbors	6,039	507,758
	Comfort Systems USA	11,154	146,898
†	Consolidated Graphics	2,438	118,072
	Corporate Executive Board	9,400	352,970
†	CoStar Group	5,917	340,583
	Courier	2,004	31,102
†	CRA International	2,578	60,609
	Deluxe	13,501	310,793
†	DigitalGlobe	7,300	231,483
	Duff & Phelps Class A	6,644	112,018
	EnergySolutions	23,458	130,661
†	EnerNOC	5,587	133,585
	Ennis	6,507	111,270
†	Exponent	3,923	147,230
†	Franklin Covey	3,900	33,501
†	Fuel-Tech	3,882	37,694
	G&K Services Class A	4,654	143,855
†	Geo Group	16,088	396,730
†	GeoEye	5,838	247,473
	Healthcare Services Group	17,876	290,834
	Heidrick & Struggles International	5,206	149,152
	Herman Miller	15,703	397,286
†	Hill International	6,300	40,761
	HNI	11,800	368,160
†	Hudson Highland Group	8,300	48,389
†	Huron Consulting Group	5,386	142,460
†	ICF International	4,100	105,452
†	InnerWorkings	6,825	44,704
	Interface Class A	14,022	219,444
†	Kelly Services Class A	6,383	120,000
†	Kforce	8,660	140,119
	Kimball International Class B	6,823	47,079
	Knoll	12,722	212,839
†	Korn/Ferry International	11,674	269,786
†	LECG	7,300	10,074
†	M&F Worldwide	2,592	59,875
	Mac-Gray	3,000	44,850
	McGrath RentCorp	5,864	153,754
†	Medifast	3,100	89,528
†	Metalico	9,100	53,508
	Mine Safety Appliances	7,198	224,074
†	Mobile Mini	10,340	203,595
	Multi-Color	3,749	72,956
†	Navigant Consulting	13,938	128,230
†	On Assignment	8,526	69,487
	Resources Connection	12,755	237,115
	Rollins	16,990	335,553
	Schawk	3,185	65,547
†	School Specialty	5,427	75,598
†	SFN Group	12,986	126,743
†	Standard Parking	3,846	72,651
	Standard Register	3,321	11,325
	Steelcase Class A	19,200	202,944
†	SYKES Enterprises	10,349	209,671
†	Team	4,476	108,319
†	Team Health Holdings	3,500	54,390
†	Tetra Tech	16,261	407,501
†	TrueBlue	12,432	223,652
†	United Stationers	6,339	404,492
	US Ecology	5,634	97,919
	Viad	5,145	131,043
†	Volt Information Sciences	3,471	30,024
	VSE	900	29,718

			11,716,815

	Communications Equipment–3.26%
†	AboveNet	5,900	344,914
†	Acme Packet	12,338	655,888
	Adtran	17,201	622,848
†	Anaren Microwave	3,332	69,472
†	Arris Group	36,682	411,572
†	Aruba Networks	20,443	426,850
	Bel Fuse Class A	2,245	53,656
†	BigBand Networks	15,173	42,484
	Black Box	4,880	186,855
†	Blue Coat Systems	11,361	339,353
†	Calix	2,100	35,490
	Comtech Telecommunications	7,719	214,048
†	DG FastChannel	6,358	183,619
†	Digi International	7,637	84,771
†	EMS Technologies	4,397	86,973
†	Emulex	25,922	302,251
†	Extreme Networks	20,567	63,552
†	Finisar	20,500	608,645
†	Globecomm Systems	5,600	56,000
†	Harmonic	31,001	265,679
†	Hughes Communications	2,034	82,255
†	Infinera	23,435	242,084
	InterDigital	11,630	484,273
†	Iridium Communications	8,300	68,475
†	Ixia	9,482	159,108
†	KVH Industries	3,300	39,435
†	LogMeIn	4,300	190,662
†	Loral Space & Communications	3,037	232,331
†	Meru Networks	2,100	32,382
†	ModusLink Global Solutions	10,392	69,626
†	NETGEAR	10,017	337,373
†	Network Engines	9,800	14,896
†	Network Equipment Technologies	6,500	30,095
†	Neutral Tandem	8,170	117,975
†	Occam Networks	2,900	25,143
†	Oclaro	13,500	177,525
†	Oplink Communications	4,872	89,986
†	Opnext	8,953	15,757
†	PC-Tel	5,300	31,800

LVIP SSgA Small-Cap Index Fund–8

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Communications Equipment (continued)

	Plantronics	13,716	$510,510
†	Powerwave Technologies	35,876	91,125
†	Riverbed Technology	34,800	1,223,915
†	SeaChange International	6,235	53,309
†	ShoreTel	13,811	107,864
†	Sonus Networks	58,251	155,530
	Sycamore Networks	5,259	108,283
†	Symmetricom	13,560	96,140
†	Tekelec	20,754	247,180
†	TeleNav	3,200	23,296
†	UTStarcom	29,902	61,598
†	Viasat	8,752	388,676

			10,563,527

	Computers & Peripherals–0.72%
†	Avid Technology	6,983	121,923
†	Compellent Technologies	6,438	177,624
†	Cray	7,886	56,385
†	Electronics for Imaging	12,656	181,107
†	Hutchinson Technology	6,300	23,373
†	Hypercom	11,600	97,092
†	Imation	9,014	92,934
†	Immersion	8,697	58,357
†	Intermec	13,983	177,025
†	Intevac	4,982	69,798
†	Novatel Wireless	9,352	89,312
†	Presstek	7,400	16,428
†	Quantum	60,633	225,555
†	Rimage	2,578	38,438
†	Silicon Graphics International	6,625	59,824
†	STEC	11,574	204,281
†	Stratasys	5,746	187,549
†	Super Micro Computer	5,538	63,909
†	Synaptics	9,442	277,406
†	Xyratex	7,200	117,432

			2,335,752

	Construction & Engineering–0.75%
†	Argan	1,800	16,686
†	Dycom Industries	10,945	161,439
†	EMCOR	17,585	509,613
†	Furmanite	8,100	55,971
	Granite Construction	10,090	276,769
	Great Lakes Dredge & Dock	14,171	104,440
†	Insituform Technologies Class A	10,766	285,407
†	Layne Christensen	5,400	185,868
†	MasTec	14,956	218,208
†	Michael Baker	2,342	72,836
†	Mistras Group	4,400	59,312
†	MYR Group	5,300	111,300
†	Northwest Pipe	2,339	56,206
†	Orion Marine Group	7,700	89,320
†	Pike Electric	3,382	29,018
†	Sterling Construction	3,500	45,640
†	Tutor Perini	6,908	147,900

			2,425,933

	Construction Materials–0.12%
†	Headwaters	18,051	82,674
	Texas Industries	5,671	259,618
†	United States Lime & Minerals	900	37,917

			380,209

	Consumer Finance–0.59%
	Advance America Cash Advance Centers	17,055	96,190
	Asta Funding	3,000	24,300
†	Cardtronics	6,532	115,616
	Cash America International	7,852	289,974
†	CompuCredit Holdings	2,006	14,002
†	Credit Acceptance	1,603	100,620
†	Dollar Financial	7,545	216,013
†	Ezcorp Class A	12,228	331,746
†	First Cash Financial Services	8,150	252,569
†	First Marblehead	15,400	33,418
	Nelnet Class A	7,498	177,628
	Student Loan	1,100	35,684
†	World Acceptance	4,437	234,274

			1,922,034

	Containers & Packaging–0.48%
†	AEP Industries	1,352	35,084
†	Boise	16,876	133,827
†	Graham Packaging	3,800	49,552
†	Graphic Packaging Holding	27,102	105,427
	Myers Industries	10,472	101,997
	Rock-Tenn Class A	10,762	580,610
	Silgan Holdings	15,340	549,325

			1,555,822

	Distributors–0.01%
†	Audiovox Class A	4,285	36,980

			36,980

	Diversified Consumer Services–1.13%
†	American Public Education	5,302	197,446
†	Bridgepoint Education	4,700	89,300
	Capella Education	4,359	290,222
†	Coinstar	9,014	508,750
†	Corinthian Colleges	23,647	123,201
	CPI	1,500	33,825
†	GP Strategies	4,200	43,008
†	Grand Canyon Education	8,500	166,515
†	K12	6,842	196,092
	Learning Tree International	1,100	10,516
	Lincoln Educational Services	3,978	61,699
	Matthews International Class A	7,663	268,052

LVIP SSgA Small-Cap Index Fund–9

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Diversified Consumer Services (continued)

	National American University Holdings	3,000	$22,020
†	Pre-Paid Legal Services	2,084	125,561
†	Princeton Review	2,700	3,186
	Regis	15,799	262,263
	Sotheby’s	18,037	811,666
†	Steiner Leisure	3,659	170,875
	Stewart Enterprises Class A	21,731	145,380
†	Universal Technical Institute	6,233	137,251

			3,666,828

	Diversified Financial Services–0.66%
	Artio Global Investors	6,700	98,825
†	Asset Acceptance Capital	4,017	23,821
	Compass Diversified Holdings	10,280	181,853
†	Encore Capital Group	3,275	76,799
	Fifth Street Finance	14,018	170,177
†	Harbinger Group	2,900	17,951
†	Higher One Holdings	3,500	70,805
	Life Partners Holding	1,875	35,869
	MarketAxess Holdings	7,840	163,150
†	Marlin Business Services	2,300	29,095
	Medallion Financial	3,400	27,880
†	Netspend Holdings	8,000	102,560
†	NewStar Financial	7,164	75,723
†	PHH	14,544	336,694
†	PICO Holdings	6,375	202,725
†	Portfolio Recovery Associates	4,623	347,650
	Primoris Services	5,700	54,378
†	Primus Guaranty	5,661	28,758
	SeaCube Container Leasing	3,600	50,616
†	Virtus Investment Partners	1,284	58,255

			2,153,584

	Diversified Telecommunication Services–0.53%
	Alaska Communications Systems Group	12,566	139,483
	Atlantic Tele-Network	2,569	98,495
†	Cbeyond	7,138	109,069
†	Cincinnati Bell	54,795	153,426
†	Cogent Communications Group	12,065	170,599
	Consolidated Communications Holdings	5,944	114,719
†	General Communication Class A	13,762	174,227
†	Global Crossing	8,319	107,481
†	Globalstar	18,800	27,260
	IDT Class B	3,700	94,905
	NTELOS Holdings	8,332	158,725
†	PAETEC Holding	30,432	113,816
†	Premiere Global Services	14,119	96,009
	Shenandoah Telecommunications	5,995	112,286
†	Vonage Holdings	26,000	58,240

			1,728,740

	Electric Utilities–1.09%
	ALLETE	8,355	311,307
†	Ameresco	3,300	47,388
	Central Vermont Public Service	3,428	74,936
	Cleco	16,472	506,680
†	El Paso Electric	12,032	331,241
	Empire District Electric	10,107	224,375
	Idacorp	13,682	505,961
	MGE Energy	6,349	271,483
	Portland General Electric	20,196	438,253
	UIL Holdings	13,815	413,897
	Unisource Energy	9,811	351,626
	UNITIL	2,400	54,576

			3,531,723

	Electrical Equipment–2.15%
†	A123 Systems	20,400	194,616
	Acuity Brands	12,184	702,651
†	Advanced Battery Techhologies	17,400	66,990
†	American Superconductor	13,871	396,572
†	Applied Energetics	21,200	18,039
	AZZ	3,410	136,434
	Baldor Electric	12,563	791,971
	Belden	12,263	451,524
	Brady Class A	13,089	426,832
†	Capstone Turbine	60,000	57,588
†	Coleman Cable	4,000	25,120
	Encore Wire	5,450	136,686
†	Ener1	17,300	65,567
†	Energy Conversion Devices	13,800	63,480
†	EnerSys	12,612	405,097
†	Evergreen Solar	63,603	37,081
	Franklin Electric	6,249	243,211
†	FuelCell Energy	39,067	90,245
†	Generac Holdings	4,300	69,531
†	GrafTech International	32,583	646,447
†	II-VI	6,669	309,175
†	LaBarge	3,500	54,985
	LSI Industries	4,247	35,930
†	Microvision	23,000	42,780
†	Polypore International	5,993	244,095
†	Powell Industries	2,484	81,674
†	PowerSecure International	4,900	38,122
	Preformed Line Products	679	39,738
	Smith (A.O.)	9,934	378,287
	UQM Technologies	9,400	21,526
†	Vicor	4,521	74,144
	Woodward Governor	16,852	632,961

			6,979,099

	Electronic Equipment, Instruments & Components–2.39%
†	Acacia Research–Acacia Technologies	9,100	236,054
†	Agilysys	3,276	18,444
†	Anixter International	7,450	444,990
†	Benchmark Electronics	16,112	292,594

LVIP SSgA Small-Cap Index Fund–10

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Electronic Equipment, Instruments & Components (continued)

†	Brightpoint	20,136	$175,787
†	Checkpoint Systems	9,982	205,130
	Cognex	10,817	318,236
†	Coherent	6,700	302,438
†	Comverge	6,565	45,364
†	CPI International	1,737	33,611
	CTS	9,872	109,184
	Daktronics	9,914	157,831
	DDi	4,700	55,272
†	DTS	4,462	218,861
†	Echelon	8,674	88,388
	Electro Rent	4,382	70,813
†	Electro Scientific Industries	6,820	109,325
†	FARO Technologies	3,998	131,294
†	Gerber Scientific	6,600	51,942
†	Insight Enterprises	12,483	164,276
†	IPG Photonics	7,135	225,609
†	L-1 Identity Solutions	20,778	247,466
	Littelfuse	5,870	276,242
†	Maxwell Technologies	6,500	122,785
†	Measurement Specialties	3,608	105,895
†	Mercury Computer Systems	6,568	120,720
	Methode Electronics	9,898	128,377
	MTS Systems	4,588	171,866
†	Multi-Fineline Electronix	2,760	73,112
†	Newport	10,655	185,077
†	OSI Systems	3,918	142,458
	Park Electrochemical	4,987	149,610
†	PC Connection	4,072	36,078
†	Plexus	10,893	337,030
	Pulse Electronics	9,493	50,503
†	RadiSys	6,842	60,894
	Richardson Electronics	3,800	44,422
†	Rofin-Sinar Technologies	7,902	280,047
†	Rogers	4,379	167,497
†	Sanmina-SCI	21,000	241,080
†	SatCon Technology	30,100	135,450
†	ScanSource	7,220	230,318
†	Smart Modular Technologies	12,833	73,918
†	Spectrum Control	2,900	43,471
†	Synnex	5,763	179,806
	Tessco Technologies	1,400	22,330
†	TTM Technologies	20,645	307,817
†	Universal Display	8,442	258,747
†	X-Rite	6,300	28,791
†	Zygo	4,167	50,962

			7,728,212

	Energy Equipment & Services–2.01%
†	Allis-Chalmers Energy	9,186	65,129
†	Amyris	2,000	53,360
†	Basic Energy Services	7,105	117,090
†	Bristow Group	9,381	444,190
†	Cal Dive International	26,675	151,247
	CARBO Ceramics	5,323	551,143
†	Complete Production Services	20,573	607,933
†	Dawson Geophysical	1,911	60,961
†	Dril-Quip	9,467	735,776
†	Energy Recovery	13,400	49,044
†	Global Geophysical Services	3,200	33,216
†	Global Industries	29,000	200,970
	Gulf Island Fabrication	4,295	121,033
†	Gulfmark Offshore	5,918	179,907
	Halliburton	581	23,722
†	Hercules Offshore	28,000	96,880
†	Hoku	7,400	19,536
†	Hornbeck Offshore Services	5,774	120,561
†	ION Geophysical	35,430	300,446
†	Key Energy Services	33,600	436,128
	Lufkin Industries	8,484	529,317
†	Matrix Service	8,379	102,056
†	Natural Gas Services Group	2,800	52,948
†	Newpark Resources	21,681	133,555
†	OYO Geospace	972	96,335
†	Parker Drilling	28,927	132,196
†	PHI	3,358	63,265
†	Pioneer Drilling	13,204	116,327
	RPC	12,268	222,296
†	Seahawk Drilling	2,900	25,955
†	T-3 Energy Services	3,684	146,734
†	Tesco	7,300	115,924
†	TETRA Technologies	19,500	231,465
†	Union Drilling	3,677	26,769
†	Willbros Group	13,494	132,511

			6,495,925

	Food & Staples Retailing–0.84%
	Andersons	4,560	165,756
	Arden Group	200	16,500
	Casey’s General Stores	10,291	437,470
†	Fresh Market	4,000	164,800
	Ingles Markets Class A	3,736	71,731
	Nash Finch	3,120	132,631
†	Pantry	6,678	132,625
	PriceSmart	3,963	150,713
†	Rite Aid	132,600	117,112
	Ruddick	11,817	435,338
	Spartan Stores	5,888	99,802
†	Susser Holdings	1,600	22,160
†	United Natural Foods	13,663	501,160
	Village Super Market Class A	1,814	59,862
	Weis Markets	3,078	124,136
†	Winn Dixie Stores	12,835	92,027

			2,723,823

LVIP SSgA Small-Cap Index Fund–11

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Food Products–1.18%
	Alico	1,209	$28,823
	B&G Foods Class A	13,200	181,236
	Calavo Growers	2,700	62,235
	Cal-Maine Foods	3,683	116,309
†	Chiquita Brands International	11,732	164,483
†	Darling International	21,441	284,736
	Diamond Foods	5,600	297,808
†	Dole Food	10,300	139,153
	Farmer Brothers	1,800	32,040
	Fresh Del Monte Produce	11,085	276,571
	Griffin Land & Nurseries	400	12,952
†	Hain Celestial Group	10,587	286,484
	Imperial Sugar	2,412	32,248
	J&J Snack Foods	3,880	187,171
†	John B. Sanfilippo & Son	2,100	26,124
	Lancaster Colony	5,071	290,061
†	Lifeway Foods	1,100	10,505
	Limoneira	2,100	60,270
†	Nature’s Sunshine Products	2,100	18,858
†	Pilgrim’s Pride	11,800	83,662
	Sanderson Farms	5,992	234,587
†	Seneca Foods Class A	2,300	62,054
†	Smart Balance	15,300	66,249
	Snyder’s-Lance	6,906	161,877
†	Synutra International	4,275	57,499
	Tootsie Roll Industries	6,031	174,718
†	Treehouse Foods	9,095	464,663

			3,813,376

	Gas Utilities–1.14%
	Chesapeake Utilities	2,829	117,460
	Laclede Group	5,999	219,203
	New Jersey Resources	11,806	508,957
	NICOR	12,306	614,317
	Northwest Natural Gas	6,939	322,455
	Piedmont Natural Gas	19,870	555,565
	South Jersey Industries	8,098	427,736
	Southwest Gas	11,887	435,896
	WGL Holdings	13,753	491,945

			3,693,534

	Health Care Equipment & Supplies–2.99%
†	Abaxis	5,676	152,401
†	ABIOMED	7,276	69,922
†	Accuray	13,454	90,815
†	Align Technology	15,596	304,746
†	Alphatec Holdings	14,500	39,150
†	American Medical System Holdings	20,309	383,028
	Analogic	3,151	156,006
†	AngioDynamics	5,682	87,332
†	Antares Pharma	18,600	31,620
†	Arthrocare	7,300	226,738
	Atrion	393	70,528
	Cantel Medical	2,943	68,866
†	Cerus	10,300	25,338
†	Conceptus	7,519	103,762
†	Conmed	8,370	221,219
†	CryoLife	9,389	50,888
†	Cutera	3,700	30,673
†	Cyberonics	7,686	238,420
†	Cynosure Class A	1,486	15,202
†	Delcath Systems	12,900	126,420
†	DexCom	18,700	255,255
†	Endologix	16,900	120,835
†	Exactech	2,200	41,404
†	Greatbatch	6,584	159,004
†	Haemonetics	6,503	410,859
†	Hansen Medical	6,777	9,962
†	ICU Medical	3,368	122,932
†	Immucor	18,978	376,334
†	Insulet	11,096	171,988
†	Integra LifeSciences Holdings	5,844	276,421
	Invacare	7,442	224,451
†	IRIS International	3,700	37,851
†	Kensey Nash	2,456	68,350
	Masimo	13,576	394,654
†	Medical Action Industries	3,340	31,997
†	MELA Sciences	6,800	22,780
†	Merge Healthcare	15,500	57,815
	Meridian Bioscience	10,502	243,226
†	Merit Medical Systems	7,311	115,733
†	Natus Medical	7,254	102,862
†	Neogen	5,850	240,026
†	Nutraceutical International	2,700	38,313
†	NuVasive	10,178	261,066
†	NxStage Medical	8,501	211,505
†	OraSure Technologies	9,784	56,258
†	Orthofix International	4,710	136,590
†	Orthovita	14,300	28,743
†	Palomar Medical Technologies	4,038	57,380
†	Quidel	6,658	96,208
†	Rochester Medical	2,300	25,116
†	RTI Biologics	11,288	30,139
†	Sirona Dental System	8,717	364,196
†	Solta Medical	15,700	47,885
†	SonoSite	4,121	130,224
†	Spectranetics	7,455	38,468
†	Staar Surgical	8,900	54,290
†	Stereotaxis	6,871	26,316
	STERIS	16,399	597,907
†	St. Jude Medical	382	16,331
†	SurModics	4,751	56,394
†	Symmetry Medical	9,733	90,030
†	Synovis Life Technologies	3,000	48,330
†	TomoTherapy	12,113	43,728
†	Unilife	11,900	63,070
†	Vascular Solutions	3,700	43,364

LVIP SSgA Small-Cap Index Fund–12

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Health Care Equipment & Supplies (continued)

†	Volcano	13,285	$362,813
	West Pharmaceutical Services	8,978	369,894
†	Wright Medical Group	9,855	153,048
	Young Innovations	1,500	48,015
†	Zoll Medical	5,833	217,163

			9,690,597

	Health Care Providers & Services–3.10%
†	Air Methods	3,185	179,220
†	Alliance HealthCare Services	9,548	40,484
†	Allied Healthcare International	13,100	32,881
†	Almost Family	1,900	72,998
†	Amedisys	7,351	246,259
	America Service Group	1,900	28,766
†	American Dental Partners	3,200	43,232
†	AMERIGROUP	14,010	615,318
†	AMN Healthcare Services	12,980	79,697
†	Amsurg	8,133	170,386
†	Assisted Living Concepts Class A	2,258	73,453
†	athenahealth	8,814	361,198
†	Bio-Reference Labs	6,000	133,080
†	BioScrip	9,700	50,731
†	BMP Sunstone	7,401	73,344
†	Capital Senior Living	5,767	38,639
†	CardioNet	5,000	23,400
†	Catalyst Health Solutions	10,850	504,417
†	Centene	13,193	334,311
	Chemed	6,278	398,716
†	Chindex International	3,100	51,119
†	Continucare	9,000	42,120
†	CorVel	1,708	82,582
†	Cross Country Healthcare	7,425	62,890
†	Emeritus	5,765	113,628
	Ensign Group	4,000	99,480
†	Five Star Quality Care	8,700	61,509
†	Genoptix	4,055	77,126
†	Gentiva Health Services	7,700	204,820
†	Hanger Orthopedic Group	7,600	161,044
†	HealthSouth	26,596	550,802
†	HealthSpring	15,163	402,274
†	Healthways	9,417	105,094
†	HMS Holdings	7,137	462,263
†	IPC the Hospitalist	4,404	171,800
†	Kindred Healthcare	11,352	208,536
	Landauer	2,314	138,771
†	LCA-Vision	4,800	27,600
†	LHC Group	4,518	135,540
†	Magellan Health Services	8,990	425,047
†	MedCath	5,479	76,432
†	Metropolitan Health Networks	9,700	43,359
†	Molina Healthcare	4,434	123,487
†	MWI Veterinary Supply	3,098	195,639
	National Healthcare	2,673	123,680
	National Research	200	6,850
†	Neostem	9,000	12,690
	Owens & Minor	17,911	527,120
†	PDI	2,000	21,080
†	PharMerica	7,222	82,692
†	Providence Service	3,009	48,355
†	PSS World Medical	15,009	339,203
†	RehabCare Group	6,600	156,420
†	Rural/Metro	5,000	72,900
†	Select Medical Holdings	12,200	89,182
†	Skilled Healthcare Group	8,712	78,234
†	Sun Healthcare Group	6,786	85,911
†	Sunrise Senior Living	13,891	75,706
†	Syneron Medical	8,700	88,653
†	Triple-S Management Class B	5,703	108,813
†	U.S. Physical Therapy	3,400	67,388
†	Universal American Financial	9,024	184,541
†	WellCare Health Plans	11,100	335,442

			10,028,352

	Health Care Technology–0.22%
	Computer Programs & Systems	2,827	132,417
†	ExamWorks Group	3,100	57,288
†	MedAssets	11,783	237,898
†	MedQuist	2,400	20,760
†	Omnicell	9,206	133,027
†	Transcend Services	3,200	62,688
†	Vital Images	3,909	54,648

			698,726

	Hotels, Restaurants & Leisure–2.42%
†	AFC Enterprises	6,574	91,379
	Ambassadors Group	4,030	46,345
	Ameristar Casinos	6,981	109,113
†	Biglari Holdings	380	155,880
†	BJ’s Restaurants	5,801	205,529
†	Bluegreen	3,077	9,908
	Bob Evans Farms	7,836	258,275
†	Boyd Gaming	15,700	166,420
†	Bravo Brio Restaurant Group	3,000	57,510
†	Buffalo Wild Wings	4,880	213,988
†	California Pizza Kitchen	4,655	80,438
†	Caribou Coffee	2,500	25,200
†	Carrols Restaurant Group	2,700	20,034
†	CEC Entertainment	6,102	236,941
†	Cheesecake Factory	17,200	527,351
	Churchill Downs	2,902	125,947
	Cracker Barrel Old Country Store	6,272	343,517
†	Denny’s	29,636	106,097
†	DineEquity	4,900	241,962
†	Domino’s Pizza	10,291	164,141
†	Einstein Noah Restaurant Group	2,400	33,720
†	Gaylord Entertainment	9,170	329,570
†	Interval Leisure Group	10,400	167,856

LVIP SSgA Small-Cap Index Fund–13

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Hotels, Restaurants & Leisure (continued)

†	Isle of Capri Casinos	4,545	$46,450
†	Jack in the Box	14,698	310,569
†	Jamba	15,500	35,185
†	Krispy Kreme Doughnuts	14,443	100,812
†	Life Time Fitness	11,932	489,093
	Marcus	5,212	69,163
†	McCormick & Schmick’s Seafood Restaurants	3,600	32,724
†	Monarch Casino & Resort	2,757	34,463
†	Morgans Hotel Group	4,468	40,525
†	Multimedia Games	6,300	35,154
	O’Charleys	3,841	27,655
†	Orient-Express Hotels Class A	28,100	365,019
	P.F. Chang’s China Bistro	5,921	286,932
†	Papa John’s International	6,703	185,673
†	Peet’s Coffee & Tea	3,275	136,699
†	Pinnacle Entertainment	16,368	229,479
†	Red Lion Hotels	4,400	35,112
†	Red Robin Gourmet Burgers	4,008	86,052
†	Ruby Tuesday	16,850	220,061
†	Ruth’s Hospitality Group	5,577	25,822
†	Scientific Games	17,600	175,296
†	Shuffle Master	15,523	177,738
†	Sonic	16,791	169,925
	Speedway Motorsports	2,528	38,729
†	Texas Roadhouse	15,346	263,491
†	Vail Resorts	9,824	511,240

			7,846,182

	Household Durables–0.91%
	American Greetings Class A	10,192	225,856
†	Beazer Homes USA	19,957	107,568
	Blyth	1,555	53,616
†	Brookfield Homes	1,560	14,664
†	Cavco Industries	2,400	112,056
†	Central Garden & Pet Class A	15,663	154,750
	CSS Industries	1,304	26,875
	Ethan Allen Interiors	6,985	139,770
†	Furniture Brands International	14,381	73,918
†	Helen of Troy	8,232	244,821
	Hooker Furniture	2,494	35,240
†	Hovnanian Enterprises Class A	11,455	46,851
†	iRobot	5,233	130,197
†	Kid Brands	3,500	29,925
†	La-Z-Boy	14,865	134,082
†	Libbey	7,200	111,384
†	Lifetime Brands	2,400	33,696
†	M/I Homes	4,421	67,995
†	Meritage Homes	8,220	182,484
	National Presto Industries	1,244	161,732
	Ryland Group	11,200	190,737
†	Sealy	9,182	26,811
	Skyline	1,622	42,302
†	Spectrum Brands Holdings	4,400	137,148
†	Standard Pacific	26,078	119,959
†	Summer Infant	4,200	31,836
†	Universal Electronics	4,214	119,551
	WD-40	4,487	180,736

			2,936,560

	Household Products–0.01%
	Oil-Dri Corp. of America	1,600	34,384

			34,384

	Independent Power Producers & Energy Traders–0.05%
†	Dynegy	29,000	162,980

			162,980

	Industrial Conglomerates–0.26%
	Otter Tail	10,158	228,961
	Raven Industries	4,660	222,235
	Seaboard	87	173,217
	Standex International	3,146	94,097
	Tredegar	6,394	123,916
†	United Capital	100	3,250

			845,676

	Insurance–2.61%
	Alterra Capital Holdings	27,313	591,054
	American Equity Investment Life Holding	15,829	198,654
†	American Safety Insurance Holdings	3,200	68,416
†	Amerisafe	4,923	86,153
	Amtrust Financial Services	5,216	91,280
	Argo Group International Holdings	8,185	306,528
	Baldwin & Lyons Class B	2,318	54,543
†	Citizens	10,922	81,369
†	CNA Surety	4,862	115,132
†	CNO Financial Group	61,100	414,258
†	Crawford Class B	4,340	14,756
	Delphi Financial Group	12,614	363,788
	Donegal Group Class A	2,953	42,759
†	eHealth	7,168	101,714
	EMC Insurance Group	1,105	25,017
	Employers Holdings	11,839	206,946
†	Enstar Group	1,808	152,921
	FBL Financial Group Class A	4,017	115,167
	First American Financial	28,000	418,320
	First Mercury Financial	3,495	57,318
	Flagstone Reinsurance Holdings	14,910	187,866
†	FPIC Insurance Group	2,346	86,708
†	Gerova Financial Group	380	11,400
†	Global Indemnity	4,156	84,990
†	Greenlight Capital Re Class A	7,824	209,761
†	Hallmark Financial Service	3,275	29,803
	Harleysville Group	2,980	109,485
†	Hilltop Holdings	11,163	110,737

LVIP SSgA Small-Cap Index Fund–14

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Insurance (continued)

	Horace Mann Educators	10,135	$182,835
	Infinity Property & Casualty	3,620	223,716
	Kansas City Life Insurance	812	26,820
	Maiden Holdings	12,800	100,608
	Meadowbrook Insurance Group	13,560	138,990
	Montpelier Re Holdings	19,212	383,087
†	National Financial Partners	10,665	142,911
	National Interstate	1,691	36,187
	National Western Life Insurance Class A	513	85,527
†	Navigators Group	3,141	158,149
†	Phoenix Companies	27,887	70,833
	Platinum Underwriters Holdings	11,738	527,859
	Presidential Life	4,696	46,631
	Primerica	5,800	140,650
†	ProAssurance	8,804	533,523
	RLI	4,904	257,803
	Safety Insurance Group	3,603	171,395
	SeaBright Insurance Holdings	5,380	49,604
	Selective Insurance Group	15,889	288,385
	State Auto Financial	3,974	69,227
	Stewart Information Services	3,354	38,672
	Tower Group	10,771	275,522
	United Fire & Casualty	6,548	146,151
	Universal Insurance Holdings	4,100	19,967

			8,451,895

	Internet & Catalog Retail–0.45%
†	1-800-FLOWERS.com Class A	3,982	10,712
†	Ancestry.com	4,600	130,272
†	Blue Nile	3,313	189,040
†	Drugstore.Com	21,400	47,294
	Gaiam Class A	4,938	38,023
†	HSN	10,400	318,655
	NutriSystem	7,900	166,137
†	Orbitz Worldwide	7,077	39,560
†	Overstock.com	3,233	53,280
	PetMed Express	5,834	103,904
†	QuinStreet	2,300	44,183
†	ReachLocal	1,900	37,829
†	Shutterfly	7,466	261,534
	Stamps.com	2,281	30,223
=†	Vitacost.com	3,000	0

			1,470,646

	Internet Software & Services–2.17%
†	Archipelago Learning	3,700	36,297
†	Art Technology Group	40,619	242,902
†	BroadSoft	3,300	78,804
†	comScore	5,739	128,037
†	Constant Contact	7,154	221,702
†	DealerTrack Holdings	10,180	204,313
†	Dice Holdings	5,549	79,628
†	Digital River	10,565	363,647
	EarthLink	28,533	245,384
†	GSI Commerce	17,398	403,634
†	infospace	8,269	68,633
†	Internap Network Services	13,089	79,581
†	Internet Capital Group	8,873	126,174
†	IntraLinks Holdings	3,600	67,356
†	j2 Global Communications	11,864	343,463
	Keynote Systems	3,430	50,147
†	KIT Digital	8,200	131,528
†	Knot	7,666	75,740
†	Limelight Networks	14,177	82,368
†	Liquidity Services	4,000	56,200
†	LivePerson	11,400	128,820
†	Local.com	4,300	27,907
†	LoopNet	4,515	50,162
	Marchex Class B	3,808	36,328
†	MediaMind Technologies	2,400	32,880
†	Move	44,657	114,768
†	NIC	14,868	144,368
†	OpenTable	4,200	296,016
†	Openwave Systems	19,500	41,340
†	Perficient	6,893	86,163
†	Rackspace Hosting	26,100	819,800
†	RealD	3,700	95,904
†	RealNetworks	26,054	109,427
†	S1	12,740	87,906
†	Saba Software	7,200	44,064
†	SAVVIS	10,098	257,701
†	SolarWinds	9,900	190,575
†	support.com	13,400	86,832
†	Terremark Worldwide	14,590	188,941
†	Travelzoo	1,800	74,196
	United Online	23,145	152,757
†	ValueClick	21,516	344,901
†	VirnetX Holding	9,000	133,650
†	Vocus	4,068	112,521
†	Websense	11,547	233,827
†	Zix	15,200	64,904

			7,042,196

	IT Services–1.89%
†	Accretive Health	3,000	48,750
†	Acxiom	18,800	322,420
†	CACI International Class A	8,077	431,312
	Cass Information Systems	1,874	71,100
†	CGS Systems International	9,177	173,812
†	CIBER	15,621	73,106
†	Computer Task Group	4,400	47,872
†	Euronet Worldwide	12,522	218,384
†	ExlService Holdings	4,042	86,822
†	Forrester Research	3,854	136,008
†	Fortinet	11,200	362,320

LVIP SSgA Small-Cap Index Fund–15

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	IT Services (continued)

†	Global Cash Access Holdings	12,197	$38,908
†	Hackett Group	7,100	24,921
	Heartland Payment Systems	10,651	164,238
	iGate	6,835	134,718
†	Integral Systems	3,488	34,566
†	Lionbridge Technologies	14,400	53,136
†	Mantech International Class A	6,129	253,312
	MAXIMUS	4,579	300,291
†	MoneyGram International	20,400	55,284
†	NCI Class A	1,600	36,784
†	Online Resources	6,879	31,987
†	RightNow Technologies	6,108	144,576
†	Safeguard Scientifics	4,758	81,267
†	Sapient	26,970	326,337
†	SRA International Class A	11,324	231,576
	Syntel	3,776	180,455
†	TeleTech Holdings	7,954	163,773
†	Tier Technologies	4,800	28,752
†	TNS	6,854	142,563
†	Unisys	11,860	307,055
†	VeriFone Holdings	23,000	886,881
†	Virtusa	3,656	59,812
†	Wright Express	10,439	480,194

			6,133,292

	Leisure Equipment & Products–0.79%
†	Artic Cat	3,300	48,312
†	Brunswick	23,900	447,886
	Callaway Golf	15,845	127,869
†	Eastman Kodak	73,200	392,352
†	JAKKS Pacific	7,880	143,574
†	Johnson Outdoors Class A	2,000	25,040
†	LeapFrog Enterprises	9,381	52,065
†	Marine Products	1,434	9,550
†	MarineMax	5,600	52,360
	Polaris Industries	8,741	681,973
	Pool	13,000	293,020
†	RC2	6,127	133,385
†	Smith & Wesson Holding	14,464	54,095
	Steinway Musical Instruments	1,292	25,646
	Sturm Ruger	4,300	65,747

			2,552,874

	Life Sciences Tools & Services–1.09%
†	Accelrys	13,930	115,619
†	Affymetrix	16,145	81,209
†	Albany Molecular Research	7,815	43,920
†	AMAG Pharmaceuticals	5,319	96,274
†	Biotime	5,600	46,648
†	Bruker	19,162	318,089
†	Caliper Life Sciences	11,500	72,910
†	Cambrex	10,518	54,378
†	Celldex Therapeutics	5,800	23,896
†	Clinical Data	3,000	47,730
†	Dionex	4,967	586,157
†	Enzo Biochem	7,599	40,123
†	eResearch Technology	12,621	92,764
†	Exelixis	31,202	256,168
†	Heartware International	2,700	236,439
†	Kendle International	3,692	40,206
†	Luminex	9,615	175,762
†	MAKO Surgical	8,800	133,936
†	Medivation	9,276	140,717
†	Nektar Therapeutics	24,707	317,485
†	Omeros	5,800	47,792
†	Parexel International	15,392	326,772
†	Pure Bioscience	9,600	21,312
†	Sequenom	26,000	208,520

			3,524,826

	Machinery–3.07%
†	3D Systems	5,420	170,676
	Actuant Class A	19,333	514,643
	Alamo Group	1,700	47,294
	Albany International	7,580	179,570
†	Altra Holdings	6,671	132,486
†	American Railcar Industries	2,586	57,228
	Ampco-Pittsburgh	2,170	60,869
†	Astec Industries	5,495	178,093
	Badger Meter	3,675	162,509
	Barnes Group	14,243	294,403
†	Blount International	13,417	211,452
	Briggs & Stratton	13,184	259,593
	Cascade	2,725	128,838
†	Chart Industries	7,944	268,348
	CIRCOR International	4,801	202,986
	CLARCOR	13,657	585,748
†	Colfax	5,700	104,937
†	Columbus McKinnon	4,984	101,275
†	Commercial Vehicle Group	6,000	97,500
	Douglas Dynamics	3,000	45,450
	Dynamic Materials	3,459	78,070
†	EnPro Industries	5,426	225,505
	ESCO Technologies	6,759	255,761
†	Fabrinet	3,300	70,950
	Federal Signal	16,299	111,811
†	Flow International	11,483	46,965
†	Force Protection	17,645	97,224
	FreightCar America	2,950	85,373
	Gorman-Rupp	3,566	115,253
	Graham	2,700	54,000
†	Greenbrier Companies	5,938	124,639
	John Bean Technologies	7,100	142,923
†	Kadant	3,941	92,889
	Kaydon	9,018	367,213
†	LB Foster Class A	2,957	121,060
	Lindsay	3,499	207,946

LVIP SSgA Small-Cap Index Fund–16

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Machinery (continued)

†	Lydall	4,500	$36,225
	Met-Pro	3,700	43,697
†	Middleby	4,515	381,155
	Miller Industries	3,000	42,690
	Mueller Industries	10,271	335,862
	Mueller Water Products Class A	42,434	176,950
	NACCO Industries Class A	1,523	165,048
	Nordson	9,148	840,517
†	Omega Flex	497	8,220
†	PMFG	3,400	55,760
†	RBC Bearings	5,857	228,892
	Robbins & Myers	7,326	262,124
†	Sauer-Danfoss	3,432	96,954
	Sun Hydraulics	3,017	114,043
†	Tecumseh Products Class A	4,764	62,170
	Tennant	5,079	195,084
	Titan International	8,855	173,027
†	Titan Machinery	2,955	57,032
†	Trimas	3,584	73,329
	Twin Disc	2,144	64,020
†	Wabash National	19,200	227,520
	Watts Water Technologies Class A	7,984	292,135

			9,933,934

	Marine–0.10%
†	Eagle Bulk Shipping	14,949	74,446
†	Excel Maritime Carriers	10,100	56,863
†	Genco Shipping & Trading	7,066	101,750
	Horizon Lines	6,464	28,248
	International Shipholding	1,500	38,100
†	Ultrapetrol (Bahamas)	4,077	26,215

			325,622

	Media–1.29%
	Arbitron	6,859	284,786
†	Ascent Media	4,000	155,040
†	Ballantyne Strong	3,800	29,526
†	Belo Class A	24,893	176,242
†	Belo (A.H.) Class A	4,800	41,760
†	Cambium Learning Group	6,700	23,048
†	Carmike Cinemas	3,200	24,704
	Cinemark Holdings	15,119	260,652
†	CKX	12,496	50,359
†	Crown Media Holdings Class A	6,396	16,758
†	Cumulus Media Class A	6,200	26,722
†	Dex One	13,300	99,218
†	Dolan Media	8,759	121,925
†	Entercom Communications Class A	5,900	68,322
†	Entravision Communications Class A	12,900	33,153
†	EW Scripps	7,000	71,050
†	Fisher Communications	2,341	51,034
†	Global Sources	5,967	56,806
†	Gray Television	12,800	23,936
	Harte-Hanks	10,300	131,531
†	Journal Communications Class A	10,538	53,217
†	Knology	8,767	137,028
†	Lee Enterprises	11,900	29,274
†	Lin TV Class A	6,984	37,015
†	Lions Gate Entertainment	16,300	106,113
†	Live Nation	36,691	419,010
†	Lodgenet Entertainment	5,900	25,075
†	Martha Stewart Living Omnimedia Class A	6,454	28,527
†	McClatchy Class A	14,700	68,649
†	Media General Class A	5,500	31,790
†	Mediacom Communications Class A	10,035	84,896
	National CineMedia	14,347	285,649
†	Nexstar Broadcasting Group	4,800	28,752
†	Outdoor Channel Holdings	3,100	22,227
†	Playboy Enterprises Class B	3,957	20,656
	Primedia	6,160	25,872
†	Rentrak	2,200	66,352
	Scholastic	8,554	252,685
†	Sinclair Broadcasting Group Class A	10,838	88,655
†	SuperMedia	3,100	27,001
†	Valassis Communications	13,186	426,566
	Value Line	130	1,879
†	Warner Music Group	11,200	63,056
†	Westwood One	800	7,304
	World Wrestling Entertainment Class A	6,854	97,601

			4,181,421

	Metals & Mining–2.01%
†	Allied Nevada Gold	21,200	557,772
†	AM Castle	5,101	93,909
	AMCOL International	5,927	183,737
†	Brush Engineered Materials	5,600	216,384
†	Capital Gold	18,300	92,781
†	Century Aluminum	16,200	251,586
†	Coeur d’Alene Mines	24,748	676,115
†	Contango ORE	283	2,973
†	General Moly	15,025	97,362
	Globe Specialty Metals	16,500	281,985
†	Golden Star Resources	67,700	310,743
	Haynes International	3,485	145,778
†	Hecla Mining	71,470	804,752
†	Horsehead Holding	12,331	160,796
†	Jaguar Mining	23,500	167,555
	Kaiser Aluminum	3,800	190,342
†	Metals USA Holdings	2,900	44,196
†	Molycorp	7,500	374,250
†	Noranda Aluminium Holding	3,200	46,720
	Olympic Steel	1,951	55,955
†	RTI International Metals	7,694	207,584
†	Stillwater Mining	11,381	242,984
†	Thompson Creek Metals	43,400	638,848

LVIP SSgA Small-Cap Index Fund–17

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Metals & Mining (continued)

†	U.S. Gold	23,700	$191,259
†	Universal Stainless & Alloy	2,074	64,875
†	Uranium Energy	19,000	114,760
	Worthington Industries	16,007	294,529

			6,510,530

	Multiline Retail–0.42%
†	99 Cents Only Stores	12,834	204,574
†	Bon-Ton Stores	3,100	39,246
	Dillard Class A	12,100	459,074
	Fred’s Class A	9,893	136,128
†	Retail Ventures	6,071	98,957
†	Saks	35,500	379,850
†	Tuesday Morning	6,218	32,831

			1,350,660

	Multi-Utilities & Unregulated Power–0.45%
	Avista	14,517	326,922
	Black Hills	10,833	324,990
	CH Energy Group	4,457	217,903
	NorthWestern	9,566	275,788
	PNM Resources	23,933	311,608

			1,457,211

	Oil, Gas & Consumable Fuels–4.28%
†	Abraxas Petroleum	17,100	78,147
	Alon USA Energy	2,540	15,189
	Apco Oil & Gas International	2,244	129,030
†	Approach Resources	4,154	95,957
	ATP Oil & Gas	11,467	191,958
	Baltic Trading	4,100	41,861
	Berry Petroleum Class A	13,861	605,726
†	Bill Barrett	13,091	538,433
†	BPZ Resources	22,521	107,200
†	Brigham Exploration	31,152	848,580
†	Callon Petroleum	7,300	43,216
†	CAMAC Energy	12,100	24,079
†	Carrizo Oil & Gas	8,397	289,613
†	Cheniere Energy	15,100	83,352
†	Clayton Williams Energy	1,566	131,497
†	Clean Energy Fuels	14,337	198,424
†	Cloud Peak Energy	8,700	202,101
	Contango Oil & Gas	3,331	192,965
	Crosstex Energy	9,697	85,915
†	CVR Energy	8,642	131,186
	Delek US Holdings	3,567	25,968
†	Delta Petroleum	38,916	29,576
	DHT Maritime	10,926	50,806
†	Endeavor International	4,586	63,287
†	Energy Partners	7,000	104,020
†	Energy XXI Bermuda	18,300	506,361
†	Evolution Petroleum	4,200	27,384
†	FX Energy	9,583	58,935
†	Gastar Exploration	11,100	47,730
	General Maritime	19,755	64,204
†	GeoResources	3,900	86,619
†	GMX Resources	6,560	36,211
	Golar LNG	9,337	140,148
†	Goodrich Petroleum	7,128	125,738
†	Green Plains Renewab	4,900	55,174
†	Gulfport Energy	7,814	169,173
†	Harvest Natural Resources	8,596	104,613
†	Helix Energy Solutions Group	27,400	332,636
	Houston America Energy	4,500	81,405
†	International Coal Group	33,253	257,378
†	Isramco	300	25,290
†	James River Coal	7,400	187,442
	Knightsbridge Tankers	6,351	141,437
†	Kodiak Oil & Gas	48,800	322,080
†	L&L Energy	4,300	46,440
†	Magnum Hunter Resources	12,100	87,120
†	McMoRan Exploration	26,052	446,531
†	Miller Petroleum	4,900	25,480
	Nordic American Tanker Shipping	12,218	317,912
†	Northern Oil & Gas	14,200	386,382
†	Oasis Petroleum	13,300	360,696
	Overseas Shipholding Group	6,800	240,856
	Panhandle Oil & Gas Class A	1,800	49,356
†	Patriot Coal	21,500	416,455
	Penn Virginia	12,785	215,044
†	Petroleum Development	7,020	296,314
†	Petroquest Energy	16,492	124,185
†	Pinnacle Airlines	5,100	40,290
†	Ram Energy Resources	14,800	27,232
†	Rentech	54,200	66,124
†	Resolute Energy	9,100	134,316
†	Rex Energy	9,293	126,849
†	Rosetta Resources	14,109	531,063
†	Scorpio Tankers	3,400	34,374
	Ship Finance International	11,824	254,452
†	Stone Energy	11,006	245,324
†	Swift Energy	11,464	448,816
†	Syntroleum	15,200	28,120
	Teekay Tankers Class A	9,637	118,921
†	TransAtlantic Petroleum	35,200	117,216
†	US Energy Corp (Wyoming)	7,000	42,560
†	USEC	32,352	194,759
†	Vaalco Energy	13,292	95,171
†	Vantage Drilling	38,900	78,967
†	Venoco	6,076	112,102
	W&T Offshore	10,000	178,700
†	Warren Resources	18,192	82,228
†	Western Refining	14,700	155,526
	World Fuel Services	18,358	663,825

			13,867,750

LVIP SSgA Small-Cap Index Fund–18

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Paper & Forest Products–0.56%
	Buckeye Technologies	10,923	$229,492
†	Clearwater Paper	2,918	228,479
	Deltic Timber	3,129	176,288
	Glatfelter	12,183	149,485
†	Kapstone Paper & Packaging	10,100	154,530
†	Louisiana-Pacific	34,400	325,424
	Neenah Paper	3,732	73,446
	Schweitzer-Mauduit International	4,988	313,845
†	Verso Paper	3,800	12,996
	Wausau Paper	12,903	111,095
	Xerium Technologies	2,100	33,495

			1,808,575

	Personal Products–0.28%
†	Elizabeth Arden	7,023	161,599
	Female Health	4,900	27,881
	Inter Parfums	3,936	74,184
	Nu Skin Enterprises Class A	12,795	387,178
†	Prestige Brands Holdings	11,153	133,278
†	Revlon	2,800	27,552
	Schiff Nutrition International	2,500	22,700
†	USANA Health Sciences	1,952	84,814

			919,186

	Pharmaceuticals–1.60%
†	Acura Pharmaceuticals	2,300	7,613
†	Akorn	13,578	82,418
†	Alexza Pharmaceuticals	10,500	13,125
†	Alimera Sciences	2,200	22,836
†	Aoxing Pharmaceutical	5,600	15,624
†	Ardea Biosciences	3,300	85,800
†	Auxilium Pharmaceuticals	11,044	233,028
†	AVANIR Pharmaceuticals	21,900	89,352
†	Biodel	1,970	3,605
†	BioMimetic Therapeutics	3,990	50,673
†	Biospecifics Technologies	1,100	28,160
†	Cadence Pharmaceuticals	12,132	91,597
†	Caraco Pharmaceutical Laboratories	1,637	7,432
†	Corcept Therapeutics	7,200	27,792
†	Cumberland Pharmaceuticals	2,300	13,777
†	Cypress Bioscience	7,903	51,211
†	Depomed	12,300	78,228
†	DURECT	28,060	96,807
†	Dynavax Technologies	35,200	112,640
†	Eurand	4,700	55,601
†	Furiex Pharmaceuticals	2,500	36,125
†	Hi-Tech Pharmacal	2,200	54,890
†	Impax Laboratories	17,100	343,881
†	Infinity Pharmaceuticals	5,200	30,836
†	Inspire Pharmaceuticals	14,700	123,480
†	Ironwood Pharmaceuticals	4,400	45,540
†	Jazz Pharmaceuticals	4,000	78,720
†	Lannett	3,200	17,888
†	MAP Pharmaceuticals	5,100	85,374
†	Medicines	13,297	187,887
	Medicis Pharmaceutical Class A	17,230	461,592
†	NeurogesX	3,200	20,352
†	Nymox Pharmaceutical	9,300	65,472
†	Obagi Medical Products	4,927	56,907
†	Optimer Pharmaceuticals	9,700	109,707
†	Pain Therapeutics	7,812	52,731
†	PAR Pharmaceuticals	9,314	358,682
†	POZEN	8,406	55,900
†	Questcor Pharmaceuticals	16,300	240,099
†	Salix Pharmaceuticals	15,418	724,029
†	Santarus	12,100	39,567
†	Somaxon Pharmaceuticals	7,500	23,625
†	Spectrum Pharmaceuticals	12,000	82,440
†	Sucampo Pharmaceuticals Class A	1,300	4,992
†	SuperGen	14,500	37,990
†	ViroPharma	22,178	384,123
†	Vivus	22,495	210,778
†	XenoPort	6,944	59,163
†	Zalicus	18,000	28,440

			5,188,529

	Real Estate Investment Trusts–7.16%
	Acadia Realty Trust	10,261	187,161
	Agree Realty	2,837	74,301
	Alexander’s	577	237,886
	American Campus Communities	18,497	587,465
	American Capital Agency	13,100	376,494
	Anworth Mortgage Asset	31,690	221,830
	Apollo Commercial Real Estate	5,300	86,655
	Arlington Asset Investment Class A	1,800	43,182
†	Ashford Hospitality Trust	9,881	95,352
	Associated Estates Realty	10,734	164,123
	BioMed Realty Trust	36,742	685,239
	Campus Crest Communities	8,100	113,562
	CapLease	14,668	85,368
	Capstead Mortgage	17,600	221,584
	CBL & Associates Properties	38,100	666,751
	Cedar Shopping Centers	14,880	93,595
	Chatham Lodging Trust	2,200	37,950
	Chesapeake Lodging Trust	3,900	73,359
	Cogdell Spencer	9,700	56,260
	Colonial Properties Trust	21,200	382,660
	Colony Financial	3,400	68,068
	Coresite Realty	5,200	70,928
	Cousins Properties	22,869	190,727
	CreXus Investment	3,300	43,230
	Cypress Sharpridge Investments	14,100	182,031
	DCT Industrial Trust	53,961	286,533
†	DiamondRock Hospitality	41,388	496,656
	DuPont Fabros Technology	11,014	234,268
	Dynex Capital	6,700	73,164
	EastGroup Properties	7,440	314,861

LVIP SSgA Small-Cap Index Fund–19

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Real Estate Investment Trusts (continued)

	Education Realty Trust	13,361	$103,815
	Entertainment Properties Trust	12,901	596,671
	Equity Lifestyle Properties	6,768	378,534
	Equity One	11,278	205,034
	Excel Trust	3,800	45,980
	Extra Space Storage	22,678	394,597
†	FelCor Lodging Trust	24,078	169,509
†	First Industrial Realty Trust	18,173	159,195
	First Potomac Realty Trust	13,887	233,579
	Franklin Street Properties	18,439	262,756
	Getty Realty	5,759	180,142
	Gladstone Commercial	2,000	37,660
	Glimcher Realty Trust	23,517	197,543
	Government Properties Income Trust	7,447	199,505
	Hatteras Financial	12,700	384,429
	Healthcare Realty Trust	16,122	341,303
	Hersha Hospitality Trust	34,990	230,934
	Highwoods Properties	19,242	612,858
	Home Properties	10,194	565,665
	Hudson Pacific Properties	3,700	55,685
	Inland Real Estate	19,249	169,391
	Invesco Mortgage Capital	10,400	227,136
	Investors Real Estate Trust	19,295	173,076
†	iStar Financial	27,100	211,922
	Kilroy Realty	14,700	536,109
	Kite Realty Group Trust	15,366	83,130
	LaSalle Hotel Properties	19,861	524,330
	Lexington Reality Trust	24,191	192,318
	LTC Properties	7,116	199,817
	Medical Properties Trust	29,221	316,463
	MFA Financial	78,921	643,996
	Mid-America Apartment Communities	9,308	590,965
	Mission West Properties	2,890	19,334
	Monmouth Real Estate Investment Class A	6,000	51,000
†	MPG Office Trust	12,400	34,100
	National Health Investors	6,761	304,380
	National Retail Properties	22,554	597,681
†	Newcastle Investment	15,700	105,190
	NorthStar Realty Finance	22,693	107,792
	Omega Healthcare Investors	27,775	623,271
	One Liberty Properties	2,200	36,740
	Parkway Properties	6,162	107,958
	Pebblebrook Hotel Trust	10,100	205,232
	Pennsylvania Real Estate Investment Trust	14,823	215,378
	Pennymac Mortgage Investment Trust	4,604	83,563
	Post Properties	13,008	472,190
	Potlatch	10,363	337,316
	PS Business Parks	5,482	305,457
†	RAIT Investment Trust	33,895	74,230
	Ramco-Gershenson Properties Trust	10,559	131,460
	Redwood Trust	20,360	303,975
	Resource Capital	12,193	89,984
	Sabra Healthcare REIT	6,786	124,862
	Saul Centers	1,503	71,167
	Sovran Self Storage	7,031	258,811
	Starwood Property Trust	12,671	272,173
†	Strategic Hotel & Resorts	43,405	229,612
	Sun Communities	4,926	164,085
†	Sunstone Hotel Investors	32,453	335,239
	Tanger Factory Outlet Centers	11,440	585,614
	Two Harbors Investment	6,500	63,635
	UMH Properties	2,700	27,540
	Universal Health Realty Income Trust	3,108	113,535
	Urstadt Biddle Properties Class A	5,442	105,847
	U-Store-It Trust	25,506	243,072
	Walter Investment Management	6,700	120,198
	Washington Real Estate Investment Trust	17,404	539,350
	Winthrop Realty Trust	5,098	65,203

			23,201,464

	Real Estate Management & Development–0.20%
†	Avatar Holdings	2,177	43,148
	Consolidated-Tomoka Land	1,592	46,009
†	Forestar Group	10,000	193,000
†	HFF Class A	5,000	48,300
†	Kennedy-Wilson Holdings	5,200	51,948
	Retail Opportunity Investments	10,100	100,091
†	Tejon Ranch	3,031	83,504
†	Terreno Realty	2,000	35,860
†	Thomas Properties Group	9,300	39,246

			641,106

	Road & Rail–1.04%
†	Amerco	2,169	208,311
	Arkansas Best	7,255	198,932
†	Avis Budget Group	28,200	438,792
†	Celadon Group	5,177	76,568
†	Dollar Thrifty Automotive Group	7,640	361,066
†	Genesee & Wyoming Class A	10,935	579,007
	Heartland Express	13,048	209,029
	Knight Transportation	16,222	308,218
	Marten Transport	3,889	83,147
†	Old Dominion Freight Line	11,004	352,018
†	PAM Transportation Services	1,800	20,196
†	Patriot Transportation Holding	258	23,984
†	Quality Distribution	4,100	37,269
†	RailAmerica	5,200	67,340
†	Roadrunner Transportation Systems	2,800	40,488
†	Saia	4,449	73,809
†	Universal Truckload Services	1,205	19,184
†	USA Truck	2,200	29,106
	Werner Enterprises	11,343	256,352

			3,382,816

LVIP SSgA Small-Cap Index Fund–20

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Semiconductors & Semiconductor Equipment–3.85%
†	Advanced Analogic Technology	7,789	$31,234
†	Advanced Energy Industries	9,460	129,034
†	Alpha & Omega Semiconductor	2,000	25,660
†	Amkor Technology	29,305	216,564
†	Anadigics	18,720	129,730
†	Applied Micro Circuits	16,166	172,653
†	ATMI	9,101	181,474
†	Axcelis Technologies	26,300	90,998
†	AXT	8,100	84,564
†	Brooks Automation	15,874	143,977
†	Cabot Microelectronics	6,344	262,959
†	Cavium Networks	11,597	436,975
†	Ceva	6,200	127,100
†	Cirrus Logic	19,306	308,510
	Cohu	5,778	95,799
†	Conexant Systems	20,600	33,578
†	Cymer	8,037	362,228
†	Diodes	9,248	249,604
†	DSP Group	7,678	62,499
†	Entegris	35,588	265,842
†	Entropic Communications	18,612	224,833
†	Exar	10,913	76,173
†	FEI	10,497	277,226
†	FormFactor	12,519	111,169
†	FSI International	8,400	37,128
†	GSI Technology	5,900	47,790
†	GT Solar International	15,200	138,624
†	Hittite Microwave	7,469	455,908
†	Ikanos Communications	13,500	18,090
†	Inphi	2,300	46,207
†	Integrated Device Technology	43,000	286,380
†	Integrated Silicon Solution	6,400	51,392
†	IXYS	7,455	86,627
†	Kopin	15,400	64,064
†	Kulicke & Soffa Industries	19,333	139,198
†	Lattice Semiconductor	35,194	213,276
†	LTX-Credence	11,733	86,824
†	Mattson Technology	12,600	37,800
†	MaxLinear Class A	2,000	21,520
	Micrel	12,939	168,078
†	Microsemi	21,865	500,708
†	Mindspeed Technologies	7,900	48,190
†	MIPS Technologies	13,038	197,656
†	MKS Instruments	13,212	323,562
†	Monolithic Power Systems	8,214	135,695
†	MoSys	7,200	40,968
†	Nanometrics	4,500	57,735
†	Netlogic Microsystems	16,916	531,333
†	NVE	1,100	63,613
†	OmniVision Technologies	15,168	449,124
†	PDF Solutions	6,100	29,402
†	Pericom Semiconductor	6,001	65,891
†	Photronics	13,572	80,211
†	PLX Technology	8,008	28,909
	Power Integrations	6,500	260,910
†	Power-One	18,810	191,862
†	RF Micro Devices	70,757	520,063
†	Rubicon Technology	4,001	84,341
†	Rudolph Technologies	7,512	61,824
†	Semtech	17,552	397,377
†	Sigma Designs	8,991	127,402
†	Silicon Image	22,075	162,251
†	Spansion Class A	3,300	68,310
†	SRS Labs	3,600	31,716
†	Standard Microsystems	6,430	185,377
†	Supertex	2,391	57,814
†	Tessera Technologies	13,355	295,813
	Trident Microsystems	23,889	42,522
†	TriQuint Semiconductor	41,449	484,539
†	Ultra Clean Holdings	5,500	51,205
†	Ultratech	6,202	123,296
†	Veeco Instruments	10,650	457,524
†	Viasystems Group	1,700	34,238
†	Volterra Semiconductor	7,204	166,845
†	Zoran	11,886	104,597

			12,462,112

	Software–4.24%
†	ACI Worldwide	9,216	247,634
†	Actuate	11,129	63,435
†	Advent Software	4,358	252,415
	American Software Class A	5,700	38,589
†	Ariba	25,377	596,106
†	Aspen Technology	17,000	215,900
	Blackbaud	12,176	315,358
†	Blackboard	8,995	371,494
†	Bottomline Technologies	7,877	171,010
†	CDC Class A	8,233	28,899
†	Commvault Systems	11,567	331,048
†	Concur Technologies	10,928	567,491
†	Convio	2,900	24,012
†	Deltek	4,988	36,213
†	DemandTec	4,100	44,444
†	Digimarc	1,800	54,018
†	DynaVox Class A	2,400	12,312
†	Ebix	7,200	170,424
†	Envestnet	3,000	51,180
†	Epicor Software	13,941	140,804
	EPIQ Systems	8,857	121,607
†	ePlus	1,200	28,368
	Fair Isaac	11,500	268,755
†	FalconStor Software	5,936	19,886
†	Global Defense Technology & System	1,400	23,604
†	Guidance Software	5,300	38,107
	Henry (Jack) & Associates	23,932	697,617
†	Interactive Intelligence	4,019	105,137

LVIP SSgA Small-Cap Index Fund–21

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Software (continued)

†	JDA Software Group	12,828	$359,184
†	Kenexa	5,469	119,170
†	Keyw Holding	3,500	51,345
†	Lawson Software	36,464	337,292
†	Magma Design Automation	23,500	117,735
†	Manhattan Associates	6,274	191,608
†	Medidata Solutions	4,600	109,848
†	Mentor Graphics	29,334	352,008
†	MicroStrategy	2,377	203,162
†	Monotype Imaging Holdings	5,602	62,182
†	Netscout Systems	8,700	200,187
†	NetSuite	5,170	129,250
	Opnet Technologies	3,300	88,341
†	Parametric Technology	31,114	700,997
	Pegasystems	4,124	151,062
†	Progress Software	11,229	475,211
†	PROS Holdings	6,484	73,853
†	QAD Class A	876	7,972
†	QAD Class B	219	2,177
†	QLIKTechnologies	3,400	87,754
	Quality Systems	4,971	347,075
†	Quest Software	15,794	438,126
†	Radiant Systems	9,239	180,807
†	RealPage	3,600	111,348
	Renaissance Learning	3,010	35,638
†	Rosetta Stone	2,600	55,172
†	Smith Micro Software	8,135	128,045
†	Sonic Solutions	10,969	164,535
†	Sourcefire	7,575	196,420
†	SPS Commerce	2,100	33,180
†	SS&C Technologies Holdings	3,100	63,581
†	SuccessFactors	17,013	492,696
†	Synchronoss Technolgies	5,939	158,631
†	Take-Two Interactive Software	19,304	236,281
†	Taleo Class A	10,515	290,740
†	Telecommunication Systems Class A	11,800	55,106
†	THQ	20,525	124,382
†	TIBCO Software	44,327	873,684
†	TiVo	31,436	271,293
†	Tyler Technologies	8,196	170,149
†	Ultimate Software Group	6,603	321,104
†	Vasco Data Security International	6,483	52,707
†	Wave Systems	19,800	78,012

			13,734,917

	Specialty Retail–3.23%
†	America’s Car-Mart	2,100	56,868
†	AnnTaylor Stores	15,600	427,284
†	Asbury Automotive Group	7,013	129,600
†	Barnes & Noble	11,200	158,480
	Bebe Stores	10,269	61,203
	Big 5 Sporting Goods	6,421	98,049
†	Body Central	3,500	49,945
	Books-A-Million	700	4,060
	Borders Group	10,579	9,523
	Brown Shoe	10,984	153,007
	Buckle	6,982	263,710
†	Build-A-Bear Workshop	4,589	35,060
†	Cabela’s	10,287	223,742
†	Casual Male Retail Group	10,900	51,666
	Cato Class A	7,279	199,517
†	Charming Shoppes	30,943	109,848
†	Children’s Place Retail Stores	7,642	379,349
	Christopher & Banks	8,154	50,147
†	Citi Trends	3,536	86,809
†	Coldwater Creek	17,900	56,743
†	Collective Brands	18,383	387,881
†	Conn’s	2,685	12,566
†	Destination Maternity	1,100	41,723
†	Dress Barn	15,454	408,295
†	DSW Class A	3,865	151,122
†	Express	4,000	75,200
	Finish Line Class A	13,886	238,700
†	Genesco	6,462	242,260
†	Gordmans Stores	2,500	41,900
	Group 1 Automotive	6,238	260,499
	Haverty Furniture	3,720	48,286
†	hhgregg	3,140	65,783
†	Hibbett Sports	7,422	273,872
	HOT Topic	10,467	65,628
†	Jo-Ann Stores	7,393	445,206
†	Jos. A. Bank Clothiers	7,194	290,062
†	Kirkland’s	4,500	63,135
	Lithia Motors	6,800	97,172
†	Lumber Liquidators	6,500	161,915
	Men’s Wearhouse	13,908	347,422
†	Midas	3,131	25,392
	Monro Muffler	7,973	275,769
†	New York	4,443	19,638
†	OfficeMax	23,200	410,640
†	Pacific Sunwear of California	19,563	106,031
†	Penske Automotive Group	12,500	217,750
	PEP Boys-Manny Moe & Jack	14,474	194,386
†	Pier 1 Imports	28,480	299,040
	Rent-A-Center	17,672	570,452
†	Rex Stores	1,600	24,576
†	Sally Beauty Holdings	25,139	365,270
†	Select Comfort	13,000	118,690
†	Shoe Carnival	2,431	65,637
	Sonic Automotive Class A	11,590	153,452
	Stage Stores	11,837	205,254
	Stein Mart	6,002	55,519
†	Systemax	2,797	39,438
†	Talbots	18,810	160,261
†	Ulta Salon Cosmetics & Fragrance	8,426	286,484
†	Vera Bradley	3,300	108,900

LVIP SSgA Small-Cap Index Fund–22

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Specialty Retail (continued)

†	Vitamin Shoppe	4,500	$151,380
†	West Marine	3,500	37,030
†	Wet Seal Class A	27,396	101,365
	Winmark	700	23,548
†	Zumiez	5,198	139,670

			10,478,809

	Textiles, Apparel & Luxury Goods–2.08%
†	American Apparel	7,100	11,786
	Barry (R.G.)	2,300	25,576
†	Carter’s	15,952	470,744
	Cherokee	1,520	28,591
	Columbia Sportswear	2,829	170,589
†	CROCS	22,600	386,912
†	Culp	2,400	24,864
	Deckers Outdoor	10,796	860,872
†	Delta Apparel	1,700	22,950
†	G-III Apparel Group	4,517	158,773
†	Iconix Brand Group	19,555	377,607
†	Joe’s Jeans	11,800	18,408
	Jones Apparel Group	22,600	351,204
†	Kenneth Cole Productions Class A	1,306	16,312
†	K-Swiss Class A	7,085	88,350
	Lacrosse Footwear	1,300	21,320
†	Liz Claiborne	24,400	174,704
	Madden (Steven)	6,720	280,358
†	Maidenform Brands	6,429	152,817
†	Movado Group	3,650	58,911
	Oxford Industries	3,410	87,330
†	Perry Ellis International	2,662	73,125
†	Quiksilver	33,554	170,119
†	RUE21	3,500	102,585
†	Skechers U.S.A. Class A	9,610	192,200
†	Timberland Class A	10,493	258,023
†	True Religion Apparel	6,180	137,567
†	Under Armour Class A	9,441	517,744
†	Unifi	2,833	47,963
†	UniFirst	3,874	213,264
	Volcom	5,101	96,256
†	Warnaco Group	12,286	676,589
	Weyco Group	2,220	54,368
	Wolverine World Wide	13,329	424,929

			6,753,710

	Thrift & Mortgage Finance–1.41%
	Abington Bancorp	4,839	57,729
	Astoria Financial	22,600	314,366
	Bank Mutual	11,383	54,411
	BankFinancial	4,048	39,468
†	Beneficial Mutual Bancorp	9,384	82,861
	Berkshire Hills Bancorp	3,290	72,709
†	BofI Holding	1,900	29,469
	Brookline Bancorp	16,489	178,906
	Clifton Savings Bancorp	2,441	26,387
	Danvers Bancorp	5,300	93,651
	Dime Community Bancshares	6,252	91,217
†	Doral Financial	490	676
	ESB Financial	2,100	34,104
	Essa Bancorp	3,400	44,948
	Federal Agricultural Mortgage Class C	2,500	40,800
	First Financial Holdings	4,040	46,500
	Flagstar Bancorp	11,907	19,408
	Flushing Financial	9,159	128,226
	Fox Chase Bancorp	1,710	20,264
†	Home Bancorp	2,100	29,022
	Home Federal Bancorp	3,800	46,626
	Kearny Financial	4,477	38,502
†	Meridian Interstate Bancorp	2,100	24,759
†	MGIC Investment	56,800	578,791
	NASB Financial	614	10,291
	NewAlliance Bancshares	28,652	429,206
	OceanFirst Financial	4,400	56,628
†	Ocwen Financial	20,179	192,508
	Oritani Financial	15,361	188,019
†	PMI Group	39,900	131,670
	Provident Financial Services	16,781	253,897
	Provident New York Bancorp	8,946	93,844
	Radian Group	34,100	275,187
	Rockville Financial	1,279	15,629
	Roma Financial	1,435	15,211
	Territorial Bancorp	3,100	61,721
	Trustco Bank	22,675	143,760
	United Financial Bancorp	3,700	56,499
	ViewPoint Financial Group	2,524	29,506
†	Waterstone Financial	1,430	4,648
	Webster Financial	18,100	356,569
	Westfield Financial	8,292	76,701
	WSFS Financial	1,835	87,052

			4,572,346

	Tobacco–0.19%
†	Alliance One International	20,571	87,221
†	Star Scientific	28,700	55,965
	Universal	6,430	261,701
	Vector Group	11,484	198,903

			603,790

	Trading Companies & Distributors–0.89%
	Aceto	5,400	48,600
	Aircastle	13,400	140,030
	Applied Industrial Technologies	11,409	370,564
†	Beacon Roofing Supply	12,448	222,446
†	BlueLinx Holdings	4,100	15,006
†	Core Mark Holding	2,862	101,859
	DXP Enterprises	2,200	52,800
†	H&E Equipment Services	6,235	72,139
	Houston Wire & Cable	3,875	52,080
†	Interline Brands	8,996	204,839

LVIP SSgA Small-Cap Index Fund–23

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Trading Companies & Distributors (continued)

	Kaman Class A	7,089	$206,077
	Lawson Products	1,079	26,856
†	RSC Holdings	14,382	140,081
†	Rush Enterprises Class A	9,246	188,988
	TAL International Group	4,488	138,545
	Textainer Group Holdings	2,073	59,060
†	United Rentals	16,700	379,925
	Watsco	7,266	458,339

			2,878,234

	Transportation Infrastructure–0.01%
†	CAI International	2,200	43,120

			43,120

	Water Utilities–0.22%
	American States Water	4,774	164,560
	Artesian Resources	1,500	28,425
†	Cadiz	2,898	36,051
	California Water Service Group	5,451	203,159
	Connecticut Water Service	1,800	50,184
	Consolidated Water	4,076	37,377
	Middlesex Water	4,000	73,400
	SJW	3,234	85,604
	York Water	2,700	46,683

			725,443

	Wireless Telecommunication Services–0.29%
†	Aviat Networks	18,660	94,606
†	FiberTower	11,600	51,736
	ICO Global Communications Holdings	24,700	37,050
†	Motricity	2,100	38,997
†	Syniverse Holdings	19,698	607,685
	USA Mobility	6,618	117,602

			947,676

	Total Common Stock (Cost $274,348,869)		317,781,791

	CORPORATE BOND–0.00%
=ˆ	Gamco Investors 0.00% 12/31/15	70	70

	Total Corporate Bond (Cost $70)		70

	WARRANTS–0.00%
#†	Greenhunter Energy Warrants 144A, exercise price $27.50, expiration date 8/27/11	90	0
†	Lantronix Warrants, exercise price $4.68, expiration date 2/9/11	53	0

	Total Warrants (Cost $0)		0

		Principal
		Amount
		(U.S. $)

≠¥	U.S. TREASURY OBLIGATION–0.17%
	U.S. Treasury Bill 0.11% 1/20/11	$541,000	540,992

	Total U.S. Treasury Obligation (Cost $540,969)		540,992

		Number of
		Shares

	SHORT-TERM INVESTMENT–2.90%
	Money Market Mutual Fund–2.90%
	Dreyfus Treasury & Agency Cash Management Fund	9,387,019	9,387,019

	Total Short-Term Investment (Cost $9,387,019)		9,387,019

TOTAL VALUE OF SECURITIES–101.16% (Cost $284,276,927)	327,709,872

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.16%)	(3,752,316)

NET ASSETS APPLICABLE TO 18,092,152 SHARES OUTSTANDING–100.00%	$323,957,556

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND STANDARD CLASS ($192,921,174 / 10,775,123 Shares)	$17.904

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND SERVICE CLASS ($131,036,382 / 7,317,029 Shares)	$17.908

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$303,674,995
Undistributed net investment income	1,115,750
Accumulated net realized loss on investments	(24,341,211)
Net unrealized appreciation of investments	43,508,022

Total net assets	$323,957,556

≠	The rate shown is the effective yield at the time of purchase.

†	Non income producing security.

LVIP SSgA Small-Cap Index Fund–24

LVIP SSgA Small-Cap Index Fund
Statement of Net Assets (continued)

¥	Fully or partially pledged as collateral for financial futures contracts.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010, the aggregate amount of Rule 144A securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2010, the aggregate amount of fair valued securities was $70, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

ˆ	Zero coupon security. The rate shown is the yield at the time of purchase.

@	Illiquid security. At December 31, the aggregate amount of illiquid securities was $75,240, which represented 0.02% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

REIT–Real Estate Investment Trust

1The following futures contract was outstanding at December 31, 2010:

Futures Contract

				Unrealized
Contract	Notional	Notional		Appreciation
to Buy	Cost	Value	Expiration Date	(Depreciation)
87 Russell 2000 Mini Index	$6,730,933	$6,806,010	3/18/11	$75,077

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–25

LVIP SSgA Small-Cap Index Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$3,506,391
Interest	718
Foreign tax withheld	(173)

3,506,936

EXPENSES:
Management fees	796,549
Distribution expenses-Service Class	233,528
Accounting and administration expenses	112,618
Reports and statements to shareholders	82,477
Russell 2000 Index fees	34,961
Professional fees	25,371
Pricing fees	24,130
Custodian fees	7,742
Trustees’ fees	6,941
Other	11,541

Total operating expenses	1,335,858

NET INVESTMENT INCOME	2,171,078

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	1,109,232
Futures contracts	1,385,938

Net realized gain	2,495,170
Net change in unrealized appreciation/depreciation of investments	57,646,677

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	60,141,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,312,925

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,171,078	$1,487,010
Net realized gain (loss) on investments	2,495,170	(23,924,771)
Net change in unrealized appreciation/depreciation of investments	57,646,677	67,812,103

Net increase in net assets resulting from operations	62,312,925	45,374,342

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(881,789)	(880,307)
Service Class	(338,143)	(275,974)
Net realized gain on investments:
Standard Class	—	(256,883)
Service Class	—	(103,551)

	(1,219,932)	(1,516,715)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	49,472,933	38,554,574
Service Class	65,174,471	40,696,525
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	881,789	1,137,190
Service Class	338,143	379,525

	115,867,336	80,767,814

Cost of shares repurchased:
Standard Class	(33,241,913)	(44,959,533)
Service Class	(26,449,073)	(11,716,731)

	(59,690,986)	(56,676,264)

Increase in net assets derived from capital share transactions	56,176,350	24,091,550

NET INCREASE IN NET ASSETS	117,269,343	67,949,177
NET ASSETS:
Beginning of year	206,688,213	138,739,036

End of year (including undistributed net investment income of $1,115,750 and $698,278, respectively)	$323,957,556	$206,688,213

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–26

LVIP SSgA Small-Cap Index Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08[2]	12/31/07[3]	12/31/06

Net asset value, beginning of period	$14.258	$11.413	$19.096	$18.450	$16.316

Income (loss) from investment operations:
Net investment income (loss)[4]	0.148	0.113	0.186	0.181	(0.044)
Net realized and unrealized gain (loss) on investments	3.583	2.850	(6.173)	0.590	2.178

Total from investment operations	3.731	2.963	(5.987)	0.771	2.134

Less dividends and distributions from:
Net investment income	(0.085)	(0.091)	(0.149)	(0.125)	—
Net realized gain on investments	—	(0.027)	(1.547)	—	—

Total dividends and distributions	(0.085)	(0.118)	(1.696)	(0.125)	—

Net asset value, end of period	$17.904	$14.258	$11.413	$19.096	$18.450

Total return[5]	26.19%	26.02%	(33.97% )	4.18%	13.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$192,921	$138,927	$112,717	$166,199	$71,306
Ratio of expenses to average net assets	0.44%	0.45%	0.45%	0.52%	0.86%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.44%	0.46%	0.47%	0.56%	0.86%
Ratio of net investment income (loss) to average net assets	0.97%	0.95%	1.18%	1.13%	(0.25%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.97%	0.94%	1.16%	1.09%	(0.25%	)
Portfolio turnover	17%	37%	37%	119%	222%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Small Company Portfolio (JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[3]	Commencing April 30, 2007, Mellon Capital Management Corporation replaced Lord, Abbett & Co. LLC as the Fund’s sub-advisor.

[4]	The average shares outstanding method has been applied for per share information.

[5]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–27

LVIP SSgA Small-Cap Index Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Service Class
				4/30/07[2]
	Year Ended			to
	12/31/10	12/31/09	12/31/08[1]	12/31/07

Net asset value, beginning of period	$14.265	$11.423	$19.090	$20.355

Income (loss) from investment operations:
Net investment income[3]	0.110	0.083	0.149	0.162
Net realized and unrealized gain (loss) on investments	3.579	2.849	(6.165)	(1.329)

Total from investment operations	3.689	2.932	(6.016)	(1.167)

Less dividends and distributions from:
Net investment income	(0.046)	(0.063)	(0.104)	(0.098)
Net realized gain on investments	—	(0.027)	(1.547)	—

Total dividends and distributions	(0.046)	(0.090)	(1.651)	(0.098)

Net asset value, end of period	$17.908	$14.265	$11.423	$19.090

Total return[4]	25.87%	25.71%	(34.14% )	(5.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,037	$67,761	$26,022	$7,443
Ratio of expenses to average net assets	0.69%	0.70%	0.70%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.69%	0.71%	0.72%	0.74%
Ratio of net investment income to average net assets	0.72%	0.70%	0.93%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.72%	0.69%	0.91%	1.15%
Portfolio turnover	17%	37%	37%	119%[5]

[1]	Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-advisor.

[2]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–28

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements
December 31, 2010
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Small-Cap Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Future contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more- likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007—December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates during the year ended December 31, 2010.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.32% of average daily net assets of the Fund.

LVIP SSgA Small-Cap Index Fund–29

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

SSgA Funds Management, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.03% of the first $500 million of the Fund’s average daily net assets; and 0.02% of the Fund’s average daily net assets in excess of $500 million, subject to annual minimum of $100,000.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $15,291 and $3,938, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$85,697
Distribution fees payable to LFD	27,602

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $98,135,994 and sales of $41,407,149 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $293,206,365. At December 31, 2010, net unrealized appreciation was $34,503,507, of which $65,938,597 related to unrealized appreciation of investments and $31,435,090 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Common Stock	$317,781,791	$—	$—	$317,781,791
Corporate Debt	—	—	70	70
U.S. Treasury Obligations	—	540,992	—	540,992
Short-Term Investment	9,387,019	—	—	9,387,019

Total	$327,168,810	$540,992	$70	$327,709,872

Futures Contract	$75,077	$—	$—	$75,077

LVIP SSgA Small-Cap Index Fund–30

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate
Debt

Balance as of 12/31/09	$—
Purchases	70

Balance as of 12/31/10	$70

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/10	$—

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$1,219,932	$1,516,715

In addition, the Fund declared an ordinary income consent dividend of $503,866 for the year ended December 31, 2009. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$303,674,995
Undistributed ordinary income	1,115,750
Capital loss carryforwards	(15,336,696)
Unrealized appreciation of investments	34,503,507

Net assets	$323,957,556

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, return of capital from investments, partnership income, mark-to-market on future contracts, and tax treatment of regulated investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of regulated investment companies, partnership income and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-in Capital

$(533,674)	$29,808	$503,866

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,156,901 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $15,336,696 expires in 2017.

LVIP SSgA Small-Cap Index Fund–31

LVIP SSgA Small-Cap Index Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	3,163,547	3,379,039
Service Class	4,289,811	3,462,520
Shares issued upon reinvestment of dividends and distributions:
Standard Class	50,512	83,604
Service Class	19,362	27,912

	7,523,232	6,953,075

Shares repurchased:
Standard Class	(2,182,686)	(3,595,377)
Service Class	(1,742,277)	(1,018,215)

	(3,924,963)	(4,613,592)

Net increase	3,598,269	2,339,483

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may invest in futures contracts in order to manage exposures to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

8.	Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2010. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the statement of net assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Small-Cap Index Fund–32

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA Small-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Small-Cap Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP SSgA Small-Cap Index Fund–33

LVIP SSgA Small-Cap Index Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates dividends and distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A) and (B)	are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were above the average although within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the asset level of the Fund and concluded that economies of scale were appropriately shared with investors.

LVIP SSgA Small-Cap Index Fund–34

LVIP SSgA Small-Cap Index Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters. Because SSgA had begun managing the Fund in 2008, the Board focused on one year performance.

The Board reviewed the LVIP SSgA Small-Cap Index Fund’s return compared to the average return of its Lipper performance group of small-cap core funds and the Russell 2000 Index. The Board noted that the Fund’s return for the one year period was below the average of the Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were within the range of the contractual sub-adviser fees of the Lipper expense group and concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and noted that it was minimal. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA Small-Cap Index Fund–35

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP SSgA Small-Cap Index Fund–36

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap Index Fund–37

LVIP SSgA Bond Index Fund

LVIP SSgA Bond Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP SSgA Bond Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation	4
Statement of Net Assets	5
Statement of Operations	45
Statements of Changes in Net Assets	45
Financial Highlights	46
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	53
Other Fund Information	54
Officer/Trustee Information	56

LVIP SSgA Bond Index Fund
2010 Annual Report Commentary

The Fund returned 5.97% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Barclays Capital U.S. Aggregate Index*, returned 6.54%.

The most notable thing about 2010 is how opinions over the year vacillated from cautious optimism over the economic recovery to fear of another meltdown. The first quarter of 2010 started off with the hope that the worst of the economic troubles were over. But during January, investors focused on the deteriorating situation in the European banking sector and the impact on sovereign debt. That in turn, led investors to question the strength of the overall recovery, and corporate spreads widened across the board. February saw markets unsure of themselves as data was by turns positive and negative, but by March the bulls were back. Equity markets were up, corporate spreads kept inching tighter to Treasuries and emerging market stocks and commodities cooled. Then, in April, downgrades on Greek sovereign debt sparked a crisis that started in several smaller Eurozone countries but soon looked to consume the entirety of Europe. An equity “flash crash” in U.S. markets in May led to fears of deflation and a “double-dip” recession scenario. At that point, the flight to quality moved into full swing and investors snapped up U.S. government debt in hopes of principal protection. Through the summer, the data was mixed and concerns deepened. Questions were raised about whether the size of the original federal support for the economy was adequate, but political leaders did not move to enact any additional fiscal stimulus. Initial jobless claims remained uncomfortably high throughout the year and forecasts placed the U.S. unemployment around the 10% mark for the immediate future. The Federal Reserve responded to the summer’s concerns by starting to discuss a second round of quantitative easing in August and then continuing to focus the markets on the issue until the QE2 program was enacted in November. At that point, corporate bond spreads began to widen again and investors’ risk-appetite reemerged. In December, the month had a relatively positive tone, although early December was marked by renewed concerns about global instability. The “European crisis contagion” story reignited and investors sold off holdings in Portugal, Spain, and Italy, concerned that the European bailout mechanism might not be large enough for additional problem states. The concerns faded over the month, but the roots of the problem still remain, and may well arise again in 2011. At the end of the year, the biggest surprise was the Congressional action surrounding the Bush-era tax cuts. The Congress enacted a fiscal stimulus package that went beyond the expected continuation of the tax cuts and additionally provided a payroll tax holiday, a 13-month extension of unemployment insurance and an accelerated depreciation program for business investment. This flurry of good policy news sent economic forecasters back to revise their 2011 growth projections upwards.

Full year returns were strong, reflecting the nine positive months for the Index, a streak that broke in November. The Treasury sector returned +5.87%, with Long Treasuries doing especially well for the year at +9.38%. Credit was up +9.00%, with Financials rising +9.44%, Industrials gaining +8.65% and Utilities increasing by +9.20%. Government-Related gained +5.02%. Agency MBS rose 5.37% and ABS also rose, finishing the year with a 5.85% gain.

During 2010, the conventional wisdom of the marketplace flipped several times. First, a slow and steady recovery story gave way to an inevitable European-led meltdown, which was replaced by a period of concern and then a year-end filled with cautious optimism. For 2011, economic factors look to be pointing back toward the slow and steady recovery scenario. Developing markets led the world economy in growth in 2010 and the traction there continues, so much so that the concerns for 2011 now shift to how those emerging economies can contain inflationary pressures. For the U.S. and Europe, labor markets are slowly improving, businesses are flush with cash, monetary policy continues to be accommodative and the main concerns appear to be the unknown size of the cuts to government-sector sending. At present, our expectation is for continued gradual healing in the U.S. as well as global economies as we move into 2011.

Factors that contributed to tracking error volatility include fees, sampling error, and transaction costs. Moreover, the period under discussion encompasses the fund’s inception as well as the initial period of asset growth. It is expected that trading costs impacted the fund more adversely during this initial period of high percentage growth.

The Fund seeks to match the returns of the Barclays Capital U.S. Aggregate Index. As a result, we seek to maintain a portfolio which matches all of the major characteristics of the index, including sector, quality, yield and duration.

The Fund uses a stratified sampling approach to match the index major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above its benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, the Barclays Capital U.S. Aggregate Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Passive Fixed Income Team
SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Bond Index Fund–1

LVIP SSgA Bond Index Fund
2010 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/08 through 12/31/10

	LVIP SSgA	LVIP SSgA
	Bond Index	Bond Index	Barclays Capital
	Fund Standard	Fund Service	U.S. Aggregate
	Class	Class	Index
5/1/08	10000	10000	10000
	10330	10314	10322
	10798	10753	10934
12/31/10	11442	11367	11649

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Bond Index Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,442 for the Standard Class shares and $11,367 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Index did over the same period. The same $10,000 investment would have increased to $11,649. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+5.97%

Inception (5/1/08)	+5.17%

Service Class Shares

One Year	+5.71%

Inception (5/1/08)	+4.91%

*	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSgA Bond Index Fund–2

LVIP SSgA Bond Index Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,008.40	0.41%	$2.08
Service Class Shares	1,000.00	1,007.10	0.66%	3.34

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.88	0.66%	3.36

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Bond Index Fund–3

LVIP SSgA Bond Index Fund

Sector Allocation
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Agency Mortgage-Backed Securities	32.75%

Agency Obligations	6.12%

Commercial Mortgage-Backed Securities	2.83%

Corporate Bonds	20.01%

Aerospace & Defense	0.30%
Air Freight & Logistics	0.10%
Airlines	0.06%
Auto Components	0.02%
Automobiles	0.03%
Beverages	0.44%
Biotechnology	0.11%
Building Products	0.04%
Capital Markets	2.45%
Chemicals	0.33%
Commercial Banks	1.72%
Commercial Services & Supplies	0.14%
Communications Equipment	0.11%
Computers & Peripherals	0.27%
Construction Materials	0.01%
Consumer Finance	0.43%
Containers & Packaging	0.01%
Diversified Consumer Services	0.04%
Diversified Financial Services	2.40%
Diversified Telecommunication Services	0.94%
Electric Utilities	1.27%
Electrical Equipment	0.05%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	0.17%
Food & Staples Retailing	0.38%
Food Products	0.33%
Gas Utilities	0.07%
Health Care Equipment & Supplies	0.18%
Health Care Providers & Services	0.23%
Hotels, Restaurants & Leisure	0.10%
Household Durables	0.08%
Household Products	0.11%
Independent Power Producers & Energy Traders	0.05%
Industrial Conglomerates	0.14%
Insurance	0.78%
Internet & Catalog Retail	0.01%
Internet Software & Services	0.02%
IT Services	0.05%
Leisure Equipment & Products	0.00%
Life Sciences Tools & Services	0.01%
Machinery	0.13%
Media	0.97%
Metals & Mining	0.54%
Multi-Utilities	0.20%
Multiline Retail	0.10%
Office Electronics	0.05%
Oil, Gas & Consumable Fuels	1.73%
Paper & Forest Products	0.07%
Personal Products	0.02%
Pharmaceuticals	0.74%
Real Estate Investment Trusts	0.28%
Road & Rail	0.23%
Semiconductors & Semiconductor Equipment	0.03%
Software	0.21%
Specialty Retail	0.15%
Thrift & Mortgage Finance	0.03%
Tobacco	0.19%
Trading Companies & Distributors	0.01%
Wireless Telecommunication Services	0.29%

Municipal Bonds	0.78%

Non-Agency Asset-Backed Securities	0.22%

Regional Bonds	0.30%

Sovereign Bonds	1.28%

Supranational Banks	1.19%

U.S. Treasury Obligations	33.51%

Short-Term Investment	6.04%

Total Value of Securities	105.03%

Liabilities Net of Receivables and Other Assets	(5.03%)

Total Net Assets	100.00%

LVIP SSgA Bond Index Fund–4

LVIP SSgA Bond Index Fund
Statement of Net Assets
December 31, 2010

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES–32.75%
•	Fannie Mae ARM
	5.205% 7/1/38	$426,853	$452,894
	5.506% 9/1/38	366,037	391,469
	5.51% 9/1/37	605,422	643,019
	5.587% 11/1/38	607,664	648,377
	5.697% 11/1/35	996,289	1,065,137
	5.727% 3/1/37	2,602,102	2,783,914
	Fannie Mae S.F. 10 yr
	5.00% 12/1/11	9,316	9,421
	5.00% 5/1/12	10,288	10,924
	5.00% 9/1/12	181,510	192,856
	5.00% 10/1/12	849,935	904,089
	5.00% 2/1/13	845,827	899,784
	5.00% 5/1/13	581,068	615,611
	Fannie Mae S.F. 15 yr
	4.00% 4/1/24	2,384,383	2,459,267
	4.00% 5/1/24	19,153	19,754
	4.00% 6/1/24	1,728,939	1,783,239
	4.00% 7/1/24	839,731	866,104
	4.00% 10/1/24	57,945	59,764
	4.00% 1/1/25	1,834,225	1,903,296
	4.00% 3/1/25	1,869,593	1,939,995
	4.50% 2/1/23	1,000,000	1,050,000
	4.50% 5/1/23	144,715	151,951
	4.50% 6/1/23	606,051	636,354
	4.50% 11/1/23	245,362	257,630
	4.50% 5/1/24	2,445,532	2,567,808
	4.50% 7/1/24	1,482,313	1,554,576
	4.50% 8/1/24	732,384	768,088
	4.50% 11/1/24	755,507	792,338
	5.00% 4/1/21	383,941	408,837
	5.00% 4/1/23	225,621	239,476
	5.00% 6/1/23	2,063,003	2,189,685
	5.00% 12/1/23	1,029,624	1,092,850
	5.00% 4/1/24	1,172,536	1,244,654
	5.00% 3/1/25	373,854	396,811
	5.50% 4/1/22	275,781	296,708
	5.50% 7/1/22	394,754	424,709
	5.50% 1/1/24	367,288	395,158
	5.50% 2/1/24	825,479	888,118
	6.00% 8/1/22	71,413	78,248
	6.00% 8/1/23	44,536	48,412
	Fannie Mae S.F. 15 yr TBA
	3.50% 1/1/26	5,000,000	5,034,374
	4.00% 1/1/26	2,000,000	2,059,688
	5.00% 1/1/26	1,000,000	1,060,938
	5.50% 1/1/26	1,000,000	1,075,000
	6.00% 1/1/26	1,000,000	1,086,094
	Fannie Mae S.F. 30 yr
	3.50% 10/1/40	2,492,236	2,382,572
	4.00% 2/1/39	816,182	812,751
	4.00% 3/1/39	28,666	28,550
	4.00% 4/1/39	970,888	966,807
	4.00% 6/1/39	462,832	460,886
	4.00% 8/1/39	1,509,180	1,503,549
	4.00% 9/1/39	1,431,245	1,427,018
	4.00% 11/1/39	167,477	166,773
	4.00% 1/1/40	1,871,206	1,863,340
	4.00% 5/1/40	900,618	896,832
	4.00% 11/1/40	2,661,723	2,652,403
	4.00% 12/1/40	3,159,501	3,146,219
	4.50% 9/1/35	752,216	776,356
	4.50% 4/1/38	339,515	348,819
	4.50% 7/1/38	357,392	367,186
	4.50% 2/1/39	338,507	347,784
	4.50% 3/1/39	2,663,573	2,736,983
	4.50% 4/1/39	5,687,393	5,848,621
	4.50% 5/1/39	1,386,206	1,430,692
	4.50% 6/1/39	853,340	876,858
	4.50% 7/1/39	2,674,310	2,748,016
	4.50% 9/1/39	934,802	963,340
	4.50% 1/1/40	2,813,682	2,905,737
	4.50% 2/1/40	5,095,457	5,258,978
	4.50% 5/1/40	1,865,167	1,919,777
	4.50% 6/1/40	1,907,139	1,959,403
	4.50% 8/1/40	928,597	954,045
	4.50% 9/1/40	2,000,000	2,054,809
	4.50% 11/1/40	1,497,397	1,538,432
	5.00% 12/1/32	1,343,619	1,419,821
	5.00% 9/1/33	1,026,193	1,085,355
	5.00% 7/1/34	2,456,066	2,597,661
	5.00% 11/1/34	1,278,835	1,351,895
	5.00% 4/1/35	802,659	847,930
	5.00% 6/1/35	1,311,140	1,384,676
	5.00% 7/1/35	1,240,321	1,310,277
	5.00% 9/1/35	478,734	505,436
	5.00% 10/1/35	1,088,407	1,149,115
	5.00% 2/1/36	626,659	661,611
	5.00% 3/1/36	692,598	731,228
	5.00% 11/1/36	167,112	176,537
	5.00% 8/1/37	348,473	366,711
	5.00% 4/1/38	2,053,887	2,160,949
	5.00% 7/1/38	212,344	223,413
	5.00% 11/1/38	326,798	343,833
	5.00% 8/1/39	3,429,019	3,607,417
	5.00% 12/1/39	904,461	951,516
	5.00% 1/1/40	1,500,145	1,595,068
	5.00% 7/1/40	6,231,094	6,570,112
	5.50% 11/1/33	744,921	802,017
	5.50% 1/1/34	454,525	489,932
	5.50% 5/1/34	810,822	873,983

LVIP SSgA Bond Index Fund–5

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES (continued)

	Fannie Mae S.F. 30 yr (continued)
	5.50% 7/1/34	$1,257,092	$1,353,053
	5.50% 10/1/34	764,070	823,351
	5.50% 9/1/35	559,364	601,540
	5.50% 10/1/35	1,123,465	1,208,172
	5.50% 12/1/35	2,183,422	2,348,048
	5.50% 4/1/36	2,287,921	2,460,426
	5.50% 8/1/36	1,143,653	1,229,882
	5.50% 2/1/37	505,726	544,331
	5.50% 3/1/37	1,565,006	1,675,669
	5.50% 5/1/37	1,273,373	1,368,909
	5.50% 6/1/37	879,484	947,719
	5.50% 8/1/37	560,830	600,487
	5.50% 11/1/37	10,376	11,110
	5.50% 12/1/37	8,241	8,824
	5.50% 2/1/38	1,413,983	1,513,897
	5.50% 6/1/38	148,616	159,124
	5.50% 7/1/38	1,190,035	1,273,998
	5.50% 10/1/38	487,025	521,463
	5.50% 1/1/39	2,665,303	2,853,540
	5.50% 5/1/39	4,815,284	5,155,775
	5.50% 6/1/39	3,998,861	4,281,623
	6.00% 12/1/35	690,467	763,426
	6.00% 2/1/36	556,080	606,150
	6.00% 6/1/36	208,596	227,378
	6.00% 7/1/36	1,335,166	1,455,385
	6.00% 9/1/36	1,046,026	1,140,211
	6.00% 10/1/36	293,416	319,836
	6.00% 11/1/36	143,020	155,897
	6.00% 1/1/37	556,713	608,752
	6.00% 3/1/37	248,914	270,860
	6.00% 5/1/37	1,263,138	1,374,503
	6.00% 6/1/37	579,122	630,181
	6.00% 8/1/37	1,991,436	2,167,012
	6.00% 10/1/37	5,575,299	6,066,847
	6.00% 11/1/37	948,107	1,031,697
	6.00% 1/1/38	343,911	374,232
	6.00% 2/1/38	477,768	519,741
	6.00% 5/1/38	1,695,724	1,844,698
	6.00% 6/1/38	807,418	878,352
	6.00% 8/1/38	1,149,918	1,250,941
	6.00% 9/1/38	172,635	187,802
	6.00% 10/1/38	483,475	525,950
	6.00% 11/1/38	595,918	648,271
	6.50% 7/1/36	682,221	760,704
	6.50% 9/1/36	641,817	715,652
	6.50% 11/1/36	937,413	1,045,253
	6.50% 9/1/37	86,681	97,033
	6.50% 10/1/37	522,575	581,223
	6.50% 5/1/38	468,791	521,303
	6.50% 7/1/38	1,153,946	1,283,206
	6.50% 10/1/38	1,003,988	1,123,880
	7.00% 8/1/39	966,764	1,091,502
	Fannie Mae S.F. 30 yr TBA
	4.00% 1/1/41	1,000,000	994,688
	4.50% 1/1/41	1,500,000	1,539,609
	5.00% 1/1/41	3,000,000	3,153,750
	5.50% 1/1/41	3,500,000	3,744,454
•	Freddie Mac ARM
	5.306% 9/1/37	1,002,896	1,060,819
	5.406% 11/1/37	677,270	711,740
	5.947% 6/1/36	781,399	840,436
	Freddie Mac S.F. 15 yr
	4.00% 2/1/24	536,482	553,415
	4.00% 8/1/24	808,878	831,880
	4.00% 2/1/25	901,008	928,179
	4.00% 7/1/25	2,999,999	3,090,468
	4.50% 1/1/15	114,532	119,151
	4.50% 2/1/15	66,004	68,666
	4.50% 8/1/15	49,423	51,576
	4.50% 12/1/19	275,618	290,949
	4.50% 4/1/21	180,452	190,490
	4.50% 1/1/23	328,614	343,813
	4.50% 4/1/23	636,042	665,459
	4.50% 5/1/23	1,209,537	1,265,478
	4.50% 6/1/23	103,449	108,233
	4.50% 12/1/23	121,972	127,614
	4.50% 6/1/24	41,812	43,693
	4.50% 7/1/24	1,347,992	1,408,651
	4.50% 8/1/24	430,327	452,381
	4.50% 11/1/24	1,182,282	1,235,484
	4.50% 5/1/25	448,429	468,608
	4.50% 8/1/25	1,857,415	1,943,321
	5.00% 1/1/22	1,142,925	1,213,108
	5.00% 6/1/22	940,601	993,656
	5.00% 4/1/23	943,573	996,797
	5.50% 12/1/13	211,178	222,268
	5.50% 11/1/17	2,924,098	3,135,639
	5.50% 6/1/23	153,027	164,098
	5.50% 7/1/24	2,000,000	2,144,687
	6.00% 12/1/22	581,137	637,525
	6.00% 11/1/23	470,489	511,877
	Freddie Mac S.F. 30 yr
	4.00% 5/1/39	2,532,411	2,516,621
	4.00% 2/1/40	475,445	472,481
	4.00% 5/1/40	967,039	961,010
	4.50% 2/1/39	679,452	696,904
	4.50% 4/1/39	685,311	702,914
	4.50% 5/1/39	542,497	558,127
	4.50% 6/1/39	3,634,161	3,734,704
	4.50% 7/1/39	901,079	924,224

LVIP SSgA Bond Index Fund–6

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac S.F. 30 yr (continued)
4.50% 9/1/39	$1,878,213	$1,940,338
4.50% 10/1/39	1,210,258	1,243,107
4.50% 1/1/40	5,324,225	5,477,617
4.50% 2/1/40	3,332,831	3,428,851
4.50% 7/1/40	969,993	994,908
4.50% 9/1/40	2,483,177	2,554,719
5.00% 10/1/34	1,495,956	1,579,229
5.00% 8/1/35	857,653	903,787
5.00% 10/1/35	378,786	399,161
5.00% 11/1/35	279,012	294,021
5.00% 12/1/35	1,366,491	1,439,995
5.00% 2/1/37	575,958	605,139
5.00% 4/1/37	777,083	815,726
5.00% 5/1/37	1,326,599	1,392,568
5.00% 12/1/37	1,519,104	1,594,646
5.00% 6/1/38	1,700,420	1,784,617
5.00% 1/1/39	567,775	595,888
5.00% 3/1/39	2,196,172	2,317,050
5.00% 8/1/39	450,662	475,748
5.00% 9/1/39	3,166,862	3,328,303
5.00% 5/1/40	948,486	995,356
5.00% 6/1/40	4,800,712	5,058,943
5.50% 8/1/33	342,369	367,847
5.50% 6/1/34	700,858	751,918
5.50% 6/1/35	522,465	560,528
5.50% 11/1/35	864,991	927,197
5.50% 1/1/37	631,909	675,378
5.50% 5/1/37	900,667	962,624
5.50% 7/1/37	263,291	282,637
5.50% 5/1/38	4,757,424	5,089,753
5.50% 6/1/38	264,352	281,958
5.50% 8/1/38	589,148	632,438
5.50% 12/1/38	816,693	873,894
5.50% 8/1/39	1,090,528	1,166,909
5.50% 12/1/39	2,170,575	2,314,463
5.50% 3/1/40	2,380,070	2,539,333
5.50% 4/1/40	3,665,281	3,910,544
6.00% 8/1/36	242,244	262,515
6.00% 11/1/36	494,401	537,317
6.00% 4/1/37	9,808	10,659
6.00% 5/1/37	1,727,678	1,873,329
6.00% 8/1/37	650,307	705,130
6.00% 9/1/37	1,329,512	1,447,591
6.00% 10/1/37	462,294	502,423
6.00% 11/1/37	2,696,750	2,924,098
6.00% 12/1/37	84,627	91,762
6.00% 6/1/38	275,575	298,807
6.00% 7/1/38	635,915	689,525
6.00% 8/1/38	1,179,611	1,279,058
6.00% 9/1/38	362,890	393,482
6.00% 10/1/38	843,590	914,708
6.00% 11/1/38	301,361	326,767
6.00% 3/1/39	500,063	542,220
6.00% 4/1/39	190,921	208,090
6.00% 9/1/39	662,523	717,962
6.00% 12/1/39	807,754	875,346
6.00% 5/1/40	1,929,611	2,092,285
6.50% 11/1/36	1,832,131	2,037,747
6.50% 8/1/37	620,372	689,995
6.50% 10/1/37	191,048	212,011
6.50% 6/1/38	280,584	311,372
6.50% 4/1/39	1,199,152	1,330,733
Freddie Mac S.F. 30 yr TBA
4.00% 1/1/41	7,500,000	7,444,919
4.50% 1/1/41	5,500,000	5,635,783
5.00% 1/1/41	3,000,000	3,146,250
GNMA S. F 30 yr
4.00% 6/15/39	465,424	469,649
4.00% 7/15/39	470,501	474,772
4.00% 8/15/39	472,792	477,084
4.00% 12/15/40	2,000,000	2,018,155
4.50% 3/15/39	6,064,496	6,304,507
4.50% 4/15/39	2,204,253	2,291,490
4.50% 5/15/39	449,189	469,493
4.50% 6/15/39	1,736,490	1,805,214
4.50% 7/15/39	54,496	56,653
4.50% 9/15/39	2,428,966	2,525,097
4.50% 10/15/39	2,946,079	3,084,801
4.50% 12/15/39	906,079	941,939
4.50% 1/15/40	4,957,314	5,166,190
4.50% 6/15/40	1,705,994	1,781,863
5.00% 3/15/35	310,380	330,683
5.00% 8/15/38	195,029	207,482
5.00% 6/15/39	3,180,410	3,399,834
5.00% 9/15/39	6,388,625	6,843,954
5.00% 10/15/39	613,313	655,157
5.00% 11/15/39	1,372,460	1,469,528
5.00% 1/15/40	2,784,386	2,981,314
5.00% 2/15/40	1,867,055	1,999,104
5.00% 4/15/40	1,871,429	1,990,921
5.00% 7/15/40	1,963,443	2,088,810
5.50% 4/15/37	304,542	330,094
5.50% 7/15/37	223,370	241,693
5.50% 2/15/38	1,522,659	1,648,985
5.50% 8/15/38	405,309	438,428
5.50% 9/15/38	3,315,844	3,588,866
5.50% 12/15/38	654,966	708,486
5.50% 1/15/39	974,351	1,053,969
5.50% 7/15/39	69,680	75,373
5.50% 10/15/39	2,059,355	2,228,008

LVIP SSgA Bond Index Fund–7

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)

GNMA S. F 30 yr (continued)
5.50% 4/15/40	$2,918,686	$3,170,560
6.00% 5/15/37	571,607	629,508
6.00% 1/15/38	885,509	974,930
6.00% 5/15/38	464,284	515,812
6.00% 7/15/38	947,880	1,044,131
6.00% 8/15/38	174,406	192,018
6.00% 10/15/38	80,960	89,136
6.00% 11/15/38	595,646	655,796
6.00% 12/15/38	143,562	158,060
6.00% 1/15/39	302,668	333,232
6.00% 6/15/39	40,184	44,442
6.00% 8/15/39	56,300	61,985
6.00% 10/15/39	76,919	84,686
6.50% 8/15/37	491,079	553,932
6.50% 3/15/38	62,026	69,955
6.50% 5/15/38	107,347	121,069
6.50% 7/15/38	186,392	211,850
6.50% 8/15/38	14,965	16,878
6.50% 9/15/38	95,161	107,639
6.50% 10/15/38	160,338	180,849
6.50% 8/15/39	47,331	53,440
GNMA S.F. 30 yr TBA
4.00% 1/1/41	2,500,000	2,516,798
4.50% 1/1/41	3,000,000	3,114,375
5.00% 1/1/41	4,000,000	4,252,500
6.00% 1/1/41	4,000,000	4,398,124
6.50% 1/1/41	1,000,000	1,126,562

Total Agency Mortgage-Backed Securities (Cost $408,062,555)		414,910,797

AGENCY OBLIGATIONS–6.12%
Fannie Mae
0.375% 12/28/12	1,250,000	1,242,677
0.625% 9/24/12	500,000	500,731
0.75% 10/25/13	100,000	99,072
0.75% 11/22/13	100,000	99,042
0.75% 12/18/13	1,000,000	989,551
0.80% 8/16/12	100,000	100,030
0.80% 11/29/13	100,000	99,152
0.85% 8/17/12	100,000	100,052
0.875% 12/28/12	200,000	199,642
0.875% 11/4/13	100,000	98,783
1.00% 1/7/13	100,000	100,048
1.00% 10/15/13	100,000	99,334
1.00% 11/29/13	500,000	496,481
1.00% 4/25/14	200,000	197,448
1.00% 5/16/14	100,000	98,515
1.125% 10/8/13	100,000	99,379
1.125% 12/2/13	100,000	100,060
1.15% 11/18/14	100,000	98,024
1.20% 9/27/13	200,000	199,773
1.25% 7/29/13	200,000	200,217
1.25% 8/16/13	100,000	100,076
1.25% 8/23/13	200,000	199,868
1.25% 10/28/14	100,000	98,168
1.30% 5/25/12	200,000	200,681
1.30% 12/30/13	100,000	100,086
1.35% 8/16/13	100,000	100,082
1.35% 2/24/14	100,000	99,737
1.375% 7/19/13	200,000	200,655
1.375% 12/30/13	100,000	100,039
1.40% 1/6/14	100,000	100,046
1.50% 6/26/13	300,000	304,303
1.50% 7/19/13	200,000	200,062
1.50% 12/30/13	100,000	100,139
1.50% 11/23/15	200,000	193,257
1.55% 8/12/14	100,000	99,250
1.55% 10/27/15	100,000	96,733
1.65% 10/29/15	200,000	194,030
1.625% 11/9/15	100,000	97,236
1.75% 8/10/12	2,000,000	2,038,169
1.75% 12/28/12	100,000	100,570
1.75% 2/22/13	500,000	510,825
1.75% 5/7/13	1,000,000	1,021,931
1.80% 3/15/13	100,000	100,253
1.85% 3/25/13	100,000	100,291
1.875% 4/20/12	2,000,000	2,036,479
1.875% 5/6/13	100,000	100,455
1.875% 10/15/15	100,000	99,108
2.00% 1/9/12	700,000	711,452
2.00% 3/28/16	100,000	97,805
2.00% 4/15/13	100,000	100,401
2.00% 6/24/13	100,000	100,583
2.00% 8/5/15	100,000	99,947
2.00% 8/24/15	100,000	99,115
2.00% 9/30/15	200,000	196,167
2.00% 11/30/15	100,000	99,893
2.00% 12/15/15	100,000	99,193
2.05% 1/28/13	100,000	100,090
2.125% 1/25/13	100,000	100,088
2.25% 2/24/12	100,000	100,248
2.25% 3/28/16	100,000	98,573
2.35% 9/23/16	100,000	98,681
2.50% 5/15/14	1,000,000	1,037,515
2.625% 11/20/14	700,000	727,285
2.75% 2/5/14	1,000,000	1,045,742
2.75% 3/13/14	200,000	209,203
3.00% 7/28/14	200,000	202,780
3.00% 9/16/14	500,000	527,106
3.00% 9/29/14	400,000	407,845

LVIP SSgA Bond Index Fund–8

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

AGENCY OBLIGATIONS (continued)

Fannie Mae (continued)
3.125% 1/21/15	$100,000	$100,132
3.625% 2/12/13	1,500,000	1,591,141
4.00% 1/20/17	350,000	350,533
4.00% 9/30/25	100,000	95,011
4.30% 3/30/20	100,000	100,754
4.375% 9/15/12	500,000	531,982
4.625% 10/15/13	800,000	878,698
4.625% 10/15/14	500,000	556,601
5.00% 2/16/12	400,000	420,244
5.00% 3/15/16	500,000	565,520
5.00% 2/13/17	2,250,000	2,542,216
5.00% 5/11/17	500,000	561,447
5.375% 6/12/17	600,000	691,784
5.625% 7/15/37	100,000	112,784
6.00% 3/9/20	100,000	103,687
6.00% 4/18/36	100,000	108,149
6.25% 5/15/29	250,000	307,611
6.625% 11/15/30	300,000	379,670
7.125% 1/15/30	150,000	199,172
7.25% 5/15/30	500,000	675,255
Federal Farm Credit Bank
0.79% 9/27/12	100,000	100,004
0.875% 10/28/13	100,000	98,977
1.11% 6/14/12	100,000	100,357
1.375% 6/25/13	100,000	101,365
1.50% 11/16/15	250,000	243,000
1.75% 2/21/13	500,000	509,650
1.875% 12/7/12	100,000	102,350
2.125% 6/18/12	500,000	511,652
2.375% 4/28/14	100,000	100,601
3.00% 9/22/14	300,000	316,438
4.70% 8/10/15	235,000	262,838
5.125% 8/25/16	100,000	114,075
Federal Home Loan Banks
0.50% 8/23/12	500,000	499,632
0.55% 12/3/12	500,000	499,143
0.625% 10/18/12	100,000	99,854
0.625% 11/23/12	500,000	497,513
0.625% 12/3/12	250,000	249,027
0.70% 5/22/13	100,000	99,076
0.80% 11/18/13	500,000	498,889
0.875% 8/22/12	500,000	502,691
0.875% 10/28/13	300,000	296,960
0.875% 11/22/13	100,000	98,509
0.875% 12/27/13	500,000	495,979
1.00% 11/18/13	200,000	199,824
1.00% 8/22/14	100,000	97,911
1.125% 5/18/12	500,000	504,500
1.50% 1/16/13	1,000,000	1,016,375
1.55% 11/18/15	100,000	96,630
1.625% 3/20/13	200,000	203,724
1.75% 12/14/12	500,000	510,125
2.125% 12/21/15	250,000	248,133
2.15% 10/26/16	100,000	96,912
2.25% 4/13/12	500,000	511,472
2.25% 9/8/17	500,000	482,949
2.50% 12/30/15	250,000	249,456
3.375% 2/27/13	250,000	263,978
3.625% 10/18/13	1,500,000	1,602,779
4.00% 9/6/13	1,000,000	1,077,544
4.125% 3/13/20	200,000	208,996
4.625% 10/10/12	1,500,000	1,607,881
4.875% 5/17/17	200,000	225,773
5.00% 11/17/17	1,700,000	1,930,206
5.125% 8/14/13	200,000	221,590
5.375% 5/18/16	500,000	574,308
5.50% 8/13/14	1,500,000	1,717,331
5.50% 7/15/36	300,000	331,636
Federal Home Loan Mortgage
0.515% 11/26/12	500,000	498,628
0.625% 6/22/12	100,000	99,987
0.625% 12/3/12	250,000	249,176
0.625% 5/23/13	250,000	248,022
0.70% 4/29/13	200,000	198,889
0.75% 12/17/12	100,000	99,740
0.80% 12/21/12	100,000	99,808
0.875% 10/28/13	500,000	497,730
1.00% 12/9/13	250,000	248,632
1.00% 1/27/14	300,000	296,760
1.20% 4/28/14	100,000	98,983
1.125% 12/16/13	100,000	99,425
1.75% 11/23/15	250,000	243,647
2.10% 12/15/15	100,000	99,302
2.25% 12/21/15	100,000	99,783
2.25% 12/22/15	100,000	99,268
2.25% 12/23/15	100,000	99,796
4.00% 12/29/20	250,000	250,245
5.625% 11/23/35	100,000	102,838
Financing
9.40% 2/8/18	480,000	673,579
10.70% 10/6/17	150,000	221,054
Freddie Mac
1.00% 7/26/12	100,000	100,033
1.00% 8/28/12	1,000,000	1,007,020
1.125% 4/25/12	100,000	100,861
1.125% 1/14/13	500,000	500,821
1.15% 8/23/13	100,000	99,849
1.30% 7/26/13	250,000	250,102
1.35% 3/28/14	100,000	99,694
1.375% 1/9/13	500,000	506,673

LVIP SSgA Bond Index Fund–9

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	AGENCY OBLIGATIONS (continued)

	Freddie Mac (continued)
	1.45% 2/24/14	$100,000	$100,040
	1.50% 7/26/13	200,000	200,134
	1.50% 10/28/13	200,000	200,125
	1.625% 4/15/13	500,000	509,050
	1.625% 1/21/14	100,000	100,535
	1.75% 6/15/12	500,000	508,980
	1.875% 3/8/13	100,000	100,261
	2.00% 4/7/14	200,000	200,893
	2.00% 8/25/15	100,000	98,689
	2.125% 3/23/12	2,000,000	2,040,479
	2.125% 8/25/15	100,000	99,030
	2.25% 8/12/15	100,000	99,980
	2.375% 7/28/15	100,000	100,141
	2.50% 4/8/13	50,000	50,279
	2.50% 1/7/14	800,000	832,624
	2.50% 4/23/14	1,000,000	1,036,902
	2.50% 1/14/16	100,000	100,057
	2.875% 2/9/15	500,000	521,070
	3.00% 7/28/14	500,000	526,340
	3.75% 3/27/19	700,000	725,899
	4.125% 12/21/12	1,000,000	1,066,367
	4.125% 9/27/13	1,500,000	1,626,508
	4.50% 1/15/14	500,000	550,033
	4.75% 11/17/15	500,000	560,727
	4.875% 6/13/18	650,000	728,066
	5.00% 7/15/14	500,000	560,880
	5.00% 4/18/17	1,000,000	1,130,683
	5.25% 4/18/16	1,000,000	1,145,221
	5.50% 8/20/12	500,000	539,927
	6.25% 7/15/32	250,000	306,361
	6.75% 9/15/29	100,000	127,635
	6.75% 3/15/31	300,000	384,135
	Tennessee Valley Authority
	4.70% 7/15/33	200,000	198,842
	4.75% 8/1/13	500,000	547,896
	4.875% 12/15/16	100,000	111,486
	5.25% 9/15/39	225,000	238,776
	5.375% 4/1/56	200,000	215,966
	5.50% 7/18/17	100,000	115,404
	5.88% 4/1/36	75,000	86,506
	6.00% 3/15/13	100,000	111,258
	6.15% 1/15/38	100,000	120,199
	7.125% 5/1/30	100,000	130,832

	Total Agency Obligations (Cost $76,244,225)		77,466,817

	COMMERCIAL MORTGAGE-BACKED SECURITIES–2.83%
	Banc of America Commercial Mortgage
	Series 2005-4 A5A 4.933% 7/10/45	500,000	522,040
	Series 2006-3 A2 5.806% 7/10/44	484,886	500,890
	Series 2006-6 A3 5.369% 10/10/45	250,000	259,041
	Series 2006-6 A4 5.356% 10/10/45	450,000	470,272
	•Series 2007-2 A2 5.634% 4/10/49	500,000	518,410
	•Series 2007-2 A4 5.688% 4/10/49	400,000	417,990
	•Series 2007-3 A4 5.658% 6/10/49	200,000	205,269
	Series 2007-5 A4 5.492% 2/10/51	25,000	26,148
	Bear Stearns Commercial Mortgage Securities
	Series 2004-PWR3 A3 4.487% 2/11/41	49,914	50,797
	Series 2004-T14 A3 4.80% 1/12/41	74,769	77,109
	•Series 2004-T14 A4 5.20% 1/12/41	190,000	203,226
	•Series 2004-T16 A6 4.75% 2/13/46	400,000	421,022
	•Series 2006-PW12 A4 5.722% 9/11/38	100,000	109,106
	Series 2006-PW13 A4 5.54% 9/11/41	150,000	160,980
	Series 2006-T24 A4 5.537% 10/12/41	500,000	538,312
	•Series 2007-PW16 A4 5.717% 6/11/40	250,000	266,741
	•Series 2007-PW17 A4 5.694% 6/11/50	500,000	530,049
	Citigroup Commercial Mortgage Trust
	•Series 2007-C6 A4 5.698% 12/10/49	400,000	427,590
	•Series 2008-C7 A2B 6.179% 12/10/49	200,000	212,535
	Citigroup/Deutsche Bank Commercial Mortgage Trust
	•Series 2006-CD2 A4 5.347% 1/15/46	650,000	697,579
	Series 2006-CD3 A5 5.617% 10/15/48	500,000	536,324
	Series 2007-CD4 A3 5.293% 12/11/49	1,350,000	1,391,070
◆	Commercial Mortgage Pass Through Certificates
	Series 2004-LB2A A4 4.715% 3/10/39	250,000	263,701
	•Series 2005-C6 A5A 5.116% 6/10/44	250,000	267,545
	•Series 2006-C7 A4 5.764% 6/10/46	599,000	654,931
	Series 2006-C8 A2B 5.248% 12/10/46	245,961	251,465
	•Series 2007-C9 A4 5.815% 12/10/49	500,000	537,960
•	Countrywide Capital Cobalt
	Series 2007-C2 A3 5.484% 4/15/47	450,000	460,911
	Credit Suisse First Boston Mortgage Securities
	Series 2002-CP5 A2 4.94% 12/15/35	250,000	262,400
	•Series 2003-C4 A4 5.137% 8/15/36	250,000	267,507
	•Series 2004-C1 A4 4.75% 1/15/37	250,000	261,897
	Series 2004-C2 A1 3.819% 5/15/36	81,261	82,293
	•Series 2004-C2 A2 5.416% 5/15/36	250,000	266,540
	•Series 2005-C1 A4 5.014% 2/15/38	200,000	212,508
	•Series 2005-C5 A4 5.10% 8/15/38	250,000	267,221
	Credit Suisse Mortgage Capital Certificates
	•Series 2006-C3 A3 5.826% 6/15/38	1,034,000	1,117,813
	•Series 2007-C3 A4 5.721% 6/15/39	225,000	230,821
	•Series 2007-C5 A3 5.694% 9/15/40	250,000	259,921
	•Series 2008-C1 A3 6.214% 2/15/41	200,000	206,719
	General Electric Capital Commercial Mortgage
	•Series 2005-C4 A4 5.316% 11/10/45	250,000	268,181
	Series 2007-C1 A4 5.543% 12/10/49	725,000	746,463

LVIP SSgA Bond Index Fund–10

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

GMAC Commercial Mortgage Securities
Series 2003-C3 A4 5.023% 4/10/40	$150,000	$160,219
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	525,000	563,915
Series 2005-GG4 A4 4.761% 7/10/39	445,450	459,403
•Series 2006-GG6 A4 5.553% 4/10/38	100,000	107,414
•Series 2007-GG10 A4 5.807% 8/10/45	500,000	522,706
Greenwich Capital Commercial Funding
•Series 2005-GG3 A4 4.799% 8/10/42	250,000	263,906
•Series 2006-GG7 A4 5.883% 7/10/38	500,000	545,499
Series 2007-GG9 A2 5.381% 3/10/39	337,426	346,648
Series 2007-GG11 A2 5.597% 12/10/49	245,000	256,518
Series 2007-GG11 A4 5.736% 12/10/49	100,000	105,665
JP Morgan Chase Commercial Mortgage Securities
•Series 2003-CB7 A4 4.879% 1/12/38	250,000	264,866
•Series 2003-PM1A A4 5.326% 8/12/40	250,000	266,691
•Series 2004-C2 A3 5.232% 5/15/41	150,000	159,648
•Series 2004-PNC1 A4 5.378% 6/12/41	300,000	320,198
•Series 2005-CB11 A4 5.335% 8/12/37	500,000	538,320
•Series 2005-CB13 AM 5.322% 1/12/43	500,000	494,062
Series 2005-LDP1 A3 4.865% 3/15/46	125,000	130,406
•Series 2005-LDP5 A3 5.232% 12/15/44	200,000	210,162
•Series 2006-CB15 A4 5.814% 6/12/43	250,000	268,022
Series 2006-CB17 A4 5.429% 12/12/43	365,000	386,921
Series 2006-LDP8 A4 5.399% 5/15/45	100,000	106,461
Series 2007-LD12 A2 5.827% 2/15/51	500,000	519,626
Series 2007-LDPX A2S 5.305% 1/15/49	650,000	665,365
LB-UBS Commercial Mortgage Trust
Series 2004-C2 A4 4.367% 3/15/36	250,000	259,950
•Series 2005-C7 A4 5.197% 11/15/30	200,000	215,703
•Series 2006-C4 A4 5.881% 6/15/38	918,000	993,396
Series 2006-C6 A4 5.372% 9/15/39	250,000	267,472
•Series 2007-C6 A4 5.858% 7/15/40	600,000	630,402
•Series 2007-C7 A3 5.866% 9/15/45	925,000	973,308
•Series 2008-C1 A2 6.154% 4/15/41	350,000	379,374
Merrill Lynch Mortgage Trust
•Series 2004-BPC1 A3 4.467% 10/12/41	250,000	254,588
•Series 2004-KEY2 A4 4.864% 8/12/39	150,000	156,726
•Series 2007-C1 A4 5.826% 6/12/50	255,000	271,569
Series 2008-C1 A3 5.71% 2/12/51	500,000	521,917
Merrill Lynch/Countrywide Commercial Mortgage Trust
•Series 2006-3 A2 5.291% 7/12/46	186,776	193,511
•Series 2006-4 A3 5.172% 12/12/49	750,000	776,278
Series 2007-5 A4 5.378% 8/12/48	320,000	326,775
Morgan Stanley Capital I
Series 2003-IQ6 A4 4.97% 12/15/41	250,000	266,390
Series 2004-T15 A3 5.03% 6/13/41	250,000	258,548
Series 2005-HQ6 A4A 4.989% 8/13/42	450,000	476,491
Series 2005-IQ9 A5 4.70% 7/15/56	750,000	788,465
•Series 2006-HQ9 AJ 5.793% 7/12/44	500,000	476,308
•Series 2007-HQ12 A4 5.598% 4/12/49	200,000	200,510
•Series 2007-HQ12 A5 5.598% 4/12/49	250,000	247,168
•Series 2007-IQ15 A4 5.879% 6/11/49	250,000	267,695
Morgan Stanley Dean Witter Capital I
Series 2003-TOP9 A2 4.74% 11/13/36	250,000	261,447
Wachovia Bank Commercial Mortgage Trust
•Series 2003-C8 A4 4.964% 11/15/35	350,000	373,199
•Series 2003-C9 A4 5.012% 12/15/35	300,000	320,783
Series 2004-C14 A2 4.368% 8/15/41	150,930	155,420
Series 2006-C26 A2 5.935% 6/15/45	627,173	646,018
•Series 2006-C27 AM 5.795% 7/15/45	250,000	248,653
Series 2007-C31 A2 5.421%4/15/47	250,000	258,197
•Series 2007-C32 A3 5.744% 6/15/49	200,000	206,920
•Series 2007-C33 A5 5.903% 2/15/51	500,000	516,165
Series 2007-C34 A3 5.678% 5/15/46	500,000	521,714

Total Commercial Mortgage-Backed Securities (Cost $32,242,722)		35,802,998

CORPORATE BONDS–20.01%
Aerospace & Defense–0.30%
Boeing
1.875% 11/20/12	100,000	101,825
3.50% 2/15/15	100,000	104,978
4.875% 2/15/20	200,000	215,696
5.00% 3/15/14	100,000	109,779
6.00% 3/15/19	100,000	115,242
6.125% 2/15/33	50,000	55,296
6.875% 3/15/39	100,000	121,808
Embraer Overseas
6.375% 1/15/20	100,000	106,000
General Dynamics
4.25% 5/15/13	50,000	53,770
5.25% 2/1/14	100,000	110,190
Goodrich
4.875% 3/1/20	50,000	52,637
6.125% 3/1/19	100,000	113,351
Honeywell International
3.875% 2/15/14	155,000	164,722
4.25% 3/1/13	50,000	53,502
5.00% 2/15/19	100,000	109,655
5.30% 3/1/18	100,000	111,450
5.70% 3/15/37	100,000	109,918
L-3 Communications
4.75% 7/15/20	100,000	98,434
Lockheed Martin
4.121% 3/14/13	100,000	106,328
4.25% 11/15/19	100,000	101,855
5.50% 11/15/39	100,000	102,260
6.15% 9/1/36	50,000	54,399

LVIP SSgA Bond Index Fund–11

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Aerospace & Defense (continued)

	Northrop Grumman
	1.85% 11/15/15	$100,000	$95,992
	3.50% 3/15/21	100,000	93,285
	3.70% 8/1/14	30,000	31,530
	5.05% 11/15/40	100,000	93,776
	Raytheon
	4.40% 2/15/20	100,000	102,449
	6.40% 12/15/18	50,000	58,580
	7.20% 8/15/27	100,000	123,154
	Rockwell Collins
	5.25% 7/15/19	50,000	53,636
	United Technologies
	4.50% 4/15/20	210,000	220,851
	4.875% 5/1/15	100,000	110,810
	5.375% 12/15/17	50,000	56,627
	5.40% 5/1/35	100,000	103,933
	6.125% 2/1/19	100,000	117,130
	6.125% 7/15/38	200,000	231,112

			3,765,960

	Air Freight & Logistics–0.10%
	FedEx
	8.00% 1/15/19	100,000	123,546
	United Parcel Service
	3.125% 1/15/21	600,000	558,578
	3.875% 4/1/14	100,000	106,623
	4.50% 1/15/13	50,000	53,512
	4.875% 11/15/40	55,000	53,479
	5.125% 4/1/19	200,000	223,601
	6.20% 1/15/38	105,000	123,651

			1,242,990

	Airlines–0.06%
◆	Continental Airlines 2009-1 Pass Through Trust
	9.00% 7/8/16	191,916	219,743
◆	Continental Airlines 2010-1 Class A Pass Through Trust
	4.75% 1/12/21	100,000	100,000
◆	Delta Air Lines 2009-1 Class A Pass Through Trust
	7.75% 12/17/19	97,620	108,115
◆	Delta Air Lines 2010-1 Class A Pass Through Trust
	6.20% 7/2/18	100,000	106,250
◆	Delta Air Lines 2010-2 Class A Pass Through Trust
	4.95% 5/23/19	100,000	100,375
	Southwest Airlines
	5.125% 3/1/17	100,000	100,502

			734,985

	Auto Components–0.02%
	Johnson Controls
	5.00% 3/30/20	100,000	106,419
	5.50% 1/15/16	100,000	109,476

			215,895

	Automobiles–0.03%
	Daimler Finance North America
	6.50% 11/15/13	150,000	169,923
	8.50% 1/18/31	200,000	267,982

			437,905

	Beverages–0.44%
	Anheuser-Busch
	4.95% 1/15/14	50,000	53,840
	6.45% 9/1/37	100,000	114,814
	Anheuser-Busch InBev Worldwide
	3.00% 10/15/12	200,000	206,452
	4.125% 1/15/15	475,000	500,741
	5.375% 1/15/20	650,000	705,599
	6.375% 1/15/40	200,000	229,874
	Bottling Group
	4.625% 11/15/12	100,000	106,935
	5.125% 1/15/19	200,000	218,542
	6.95% 3/15/14	100,000	115,966
	Brown-Foreman
	2.50% 1/15/16	100,000	99,153
	Coca-Cola
	0.75% 11/15/13	100,000	98,774
	1.50% 11/15/15	300,000	288,286
	3.15% 11/15/20	170,000	159,842
	3.625% 3/15/14	100,000	105,920
	7.375% 3/3/14	100,000	116,657
	Coca-Cola Enterprises
	3.50% 9/15/20	100,000	93,823
	Coca-Cola Enterprises Refreshments USA
	4.25% 3/1/15	100,000	107,864
	8.50% 2/1/12	50,000	54,125
	Coca-Cola HBC Finance
	5.125% 9/17/13	50,000	53,845
	Diageo Capital
	4.828% 7/15/20	100,000	105,719
	5.50% 9/30/16	100,000	112,319
	5.75% 10/23/17	100,000	113,583
	5.875% 9/30/36	100,000	107,538

LVIP SSgA Bond Index Fund–12

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)

Diageo Finance
3.25% 1/15/15	$100,000	$103,137
5.30% 10/28/15	100,000	111,384
5.50% 4/1/13	200,000	218,425
Dr. Pepper Snapple Group
2.35% 12/21/12	100,000	102,382
PepsiAmericas
4.375% 2/15/14	100,000	108,232
PepsiCo
3.10% 1/15/15	200,000	208,822
4.50% 1/15/20	100,000	105,104
4.65% 2/15/13	200,000	215,471
5.00% 6/1/18	150,000	165,843
5.50% 1/15/40	150,000	159,143
7.90% 11/1/18	200,000	257,716

		5,625,870

Biotechnology–0.11%
Amgen
4.50% 3/15/20	150,000	156,006
4.85% 11/18/14	150,000	164,983
5.75% 3/15/40	100,000	106,406
6.15% 6/1/18	100,000	116,803
6.375% 6/1/37	100,000	114,788
6.40% 2/1/39	50,000	57,782
Biogen Idec
6.875% 3/1/18	100,000	112,898
Celgene
3.95% 10/15/20	100,000	95,263
Genentech
4.75% 7/15/15	100,000	110,222
5.25% 7/15/35	50,000	50,866
Genzyme
5.00% 6/15/20	100,000	105,184
Life Technologies
4.40% 3/1/15	100,000	104,016
6.00% 3/1/20	50,000	53,652

		1,348,869

Building Products–0.04%
CRH America
5.30% 10/15/13	100,000	107,379
8.125% 7/15/18	125,000	144,695
Lafarge
6.50% 7/15/16	100,000	106,639
Owens Corning
7.00% 12/1/36	100,000	103,343

		462,056

Capital Markets–2.45%
Ameriprise Financial
7.30% 6/28/19	200,000	236,711
Bank of New York Mellon
4.30% 5/15/14	230,000	245,601
4.50% 4/1/13	200,000	214,170
4.95% 11/1/12	100,000	107,341
4.95% 3/15/15	150,000	162,980
5.45% 5/15/19	100,000	110,035
6.375% 4/1/12	41,000	43,726
BankAmerica Capital II
8.00% 12/15/26	100,000	101,375
Bear Stearns
4.65% 7/2/18	100,000	102,860
5.30% 10/30/15	200,000	217,267
5.35% 2/1/12	100,000	104,669
5.55% 1/22/17	300,000	319,261
5.70% 11/15/14	250,000	274,927
6.40% 10/2/17	100,000	114,162
6.95% 8/10/12	300,000	327,424
7.25% 2/1/18	300,000	356,023
BlackRock
3.50% 12/10/14	100,000	103,797
5.00% 12/10/19	100,000	104,610
6.25% 9/15/17	100,000	112,725
China Development Bank
5.00% 10/15/15	100,000	108,461
Comerica Bank
5.75% 11/21/16	100,000	108,006
Credit Suisse USA
4.875% 1/15/15	100,000	107,914
5.125% 8/15/15	200,000	218,672
5.85% 8/16/16	100,000	112,053
6.50% 1/15/12	250,000	264,191
7.125% 7/15/32	100,000	120,205
Deutsche Bank London
2.375% 1/11/13	200,000	203,049
4.875% 5/20/13	250,000	268,208
5.375% 10/12/12	225,000	241,917
6.00% 9/1/17	500,000	560,891
Export-Import Bank of Korea
4.125% 9/9/15	100,000	101,845
5.125% 6/29/20	100,000	103,353
5.50% 10/17/12	100,000	105,939
5.875% 1/14/15	200,000	216,975
8.125% 1/21/14	200,000	229,098
Franklin Resources
4.625% 5/20/20	100,000	104,123
Goldman Sachs Capital I
6.345% 2/15/34	200,000	191,132

LVIP SSgA Bond Index Fund–13

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Capital Markets (continued)

•	Goldman Sachs Capital II 5.793% 12/29/49	$100,000	$85,250
	Goldman Sachs Group
	2.15% 3/15/12	100,000	101,977
	3.25% 6/15/12	400,000	415,385
	3.625% 8/1/12	145,000	149,698
	3.70% 8/1/15	400,000	407,991
	4.75% 7/15/13	100,000	106,591
	5.125% 1/15/15	200,000	215,073
	5.15% 1/15/14	500,000	538,911
	5.35% 1/15/16	150,000	161,338
	5.375% 3/15/20	200,000	207,046
	5.45% 11/1/12	300,000	320,998
	5.625% 1/15/17	200,000	211,758
	5.95% 1/18/18	200,000	217,290
	6.00% 5/1/14	230,000	253,569
	6.00% 6/15/20	500,000	541,314
	6.125% 2/15/33	50,000	53,137
	6.15% 4/1/18	500,000	551,408
	6.25% 9/1/17	200,000	221,013
	6.45% 5/1/36	100,000	98,537
	6.60% 1/15/12	350,000	370,205
	6.75% 10/1/37	500,000	512,794
	7.50% 2/15/19	225,000	262,757
	Jefferies Group
	5.875% 6/8/14	100,000	107,595
	8.50% 7/15/19	100,000	114,516
	KFW
	1.25% 6/15/12	200,000	201,771
	1.875% 1/14/13	500,000	509,659
	2.00% 1/17/12	200,000	202,965
	2.25% 4/16/12	200,000	204,143
	2.625% 3/3/15	200,000	205,724
	2.75% 10/21/14	300,000	311,861
	3.25% 3/15/13	100,000	104,871
	3.50% 5/16/13	1,000,000	1,056,809
	3.50% 3/10/14	300,000	319,430
	4.00% 10/15/13	100,000	107,512
	4.00% 1/27/20	500,000	519,339
	4.125% 10/15/14	500,000	544,126
	^4.349% 6/29/37	100,000	26,865
	4.375% 3/15/18	200,000	216,793
	4.50% 7/16/18	300,000	326,856
	4.75% 5/15/12	300,000	316,668
	4.875% 1/17/17	500,000	558,840
	4.875% 6/17/19	500,000	555,392
	5.125% 3/14/16	100,000	112,984
	^5.241% 4/18/36	100,000	28,856
	Korea Development Bank
	3.25% 3/9/16	200,000	194,949
	5.30% 1/17/13	100,000	106,053
	8.00% 1/23/14	200,000	228,457
	Lazard Group
	7.125% 5/15/15	100,000	107,781
	Merrill Lynch
	5.00% 1/15/15	400,000	416,896
	5.45% 2/5/13	400,000	422,126
	5.70% 5/2/17	200,000	200,936
	6.05% 5/16/16	200,000	206,297
	6.11% 1/29/37	200,000	181,091
	6.15% 4/25/13	100,000	107,359
	6.22% 9/15/26	150,000	142,682
	6.40% 8/28/17	200,000	211,740
	6.875% 4/25/18	550,000	602,767
	7.75% 5/14/38	200,000	208,167
	Morgan Stanley
	1.95% 6/20/12	300,000	306,314
	2.25% 3/13/12	200,000	204,019
	4.00% 7/24/15	100,000	100,622
	4.10% 1/26/15	200,000	203,091
	4.75% 4/1/14	300,000	307,437
	5.30% 3/1/13	500,000	533,082
	5.375% 10/15/15	200,000	210,295
	5.45% 1/9/17	100,000	103,834
	5.50% 1/26/20	200,000	201,962
	5.50% 7/24/20	100,000	101,214
	5.55% 4/27/17	350,000	365,114
	5.625% 1/9/12	200,000	208,880
	5.625% 9/23/19	300,000	306,429
	5.75% 10/18/16	200,000	213,558
	5.95% 12/28/17	300,000	317,865
	6.00% 5/13/14	300,000	324,391
	6.00% 4/28/15	300,000	325,211
	6.25% 8/9/26	100,000	103,415
	6.60% 4/1/12	200,000	213,158
	6.625% 4/1/18	200,000	217,268
	7.25% 4/1/32	100,000	114,818
	7.30% 5/13/19	300,000	338,228
	Nomura Holdings
	5.00% 3/4/15	100,000	104,357
	6.70% 3/4/20	83,000	88,987
	Northern Trust
	3.45% 11/4/20	100,000	95,917
	4.625% 5/1/14	25,000	27,049
	5.50% 8/15/13	100,000	110,765
	Oesterreichische Kontrolbank
	4.75% 10/16/12	550,000	587,180
	4.875% 2/16/16	200,000	221,287

LVIP SSgA Bond Index Fund–14

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Capital Markets (continued)

	Raymond James Financial
	8.60% 8/15/19	$200,000	$237,399
	Rentenbank
	1.875% 9/24/12	200,000	203,722
	3.25% 3/15/13	200,000	209,340
	4.125% 7/15/13	200,000	214,263
	5.125% 2/1/17	400,000	450,047
	Schwab (Charles)
	4.45% 7/22/20	100,000	99,806
	4.95% 6/1/14	100,000	108,829
	TD Ameritrade Holding
	4.15% 12/1/14	100,000	103,502
	UFJ Finance Aruba
	6.75% 7/15/13	85,000	94,840

			30,998,107

	Chemicals–0.33%
	Agrium
	6.125% 1/15/41	45,000	47,828
	6.75% 1/15/19	100,000	114,453
	Air Products & Chemicals
	4.375% 8/21/19	50,000	50,355
	Airgas
	2.85% 10/1/13	50,000	50,425
	Cabot
	5.00% 10/1/16	50,000	53,160
	Dow Chemical
	2.50% 2/15/16	60,000	57,764
	4.25% 11/15/20	200,000	192,340
	4.85% 8/15/12	100,000	105,459
	5.90% 2/15/15	200,000	221,642
	7.375% 11/1/29	125,000	151,088
	7.60% 5/15/14	100,000	115,426
	8.55% 5/15/19	355,000	445,601
	9.40% 5/15/39	100,000	145,597
	duPont (E.I.) deNemours
	3.25% 1/15/15	100,000	103,886
	4.75% 11/15/12	100,000	106,627
	5.00% 7/15/13	50,000	54,721
	5.25% 12/15/16	25,000	27,999
	5.75% 3/15/19	100,000	113,573
	6.00% 7/15/18	200,000	230,314
	6.50% 1/15/28	150,000	174,547
	Lubrizol
	8.875% 2/1/19	50,000	63,018
	Monsanto
	5.125% 4/15/18	25,000	27,259
	5.875% 4/15/38	50,000	54,769
	7.375% 8/15/12	50,000	55,085
#	Mosaic 144A
	7.625% 12/1/16	100,000	107,626
	Potash
	3.75% 9/30/15	120,000	124,178
	4.875% 3/30/20	10,000	10,466
	6.50% 5/15/19	145,000	167,549
	PPG Industries
	1.90% 1/15/16	100,000	95,043
	3.60% 11/15/20	100,000	93,310
	7.70% 3/15/38	96,000	119,632
	Praxair
	2.125% 6/14/13	200,000	204,422
	4.50% 8/15/19	100,000	105,293
	4.625% 3/30/15	101,000	110,034
	Rohm & Haas
	5.60% 3/15/13	125,000	133,718
	RPM International
	6.125% 10/15/19	50,000	51,883
	Valspar
	7.25% 6/15/19	50,000	57,761

			4,143,851

	Commercial Banks–1.72%
•	Abbey National Capital Trust I
	8.963% 12/29/49	100,000	105,748
	American Express Bank
	5.50% 4/16/13	200,000	215,675
	American Express Centurion Bank
	5.95% 6/12/17	100,000	111,558
	6.00% 9/13/17	100,000	111,595
	BAC Capital Trust XI
	6.625% 5/23/36	150,000	144,426
	Bank of America
	5.30% 3/15/17	150,000	152,214
	6.00% 10/15/36	100,000	94,670
	Bank of Montreal
	2.125% 6/28/13	100,000	101,835
	Bank of Nova Scotia
	2.05% 10/7/15	200,000	195,316
	2.25% 1/22/13	80,000	81,498
	2.375% 12/17/13	200,000	206,202
	3.40% 1/22/15	100,000	103,889
	Bank of West
	2.15% 3/27/12	100,000	101,951
	Bank One
	8.00% 4/29/27	100,000	123,416
	Barclays Bank
	2.50% 1/23/13	200,000	203,348
	5.00% 9/22/16	150,000	158,927
	5.125% 1/8/20	200,000	204,618
	5.14% 10/14/20	200,000	180,285
	5.20% 7/10/14	300,000	324,286
	5.45% 9/12/12	100,000	107,211

LVIP SSgA Bond Index Fund–15

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Commercial Banks (continued)

	Barclays Bank (continued)
	6.75% 5/22/19	$200,000	$226,269
	BB&T
	3.375% 9/25/13	100,000	104,793
	3.95% 4/29/16	100,000	103,338
	4.75% 10/1/12	100,000	105,554
	4.90% 6/30/17	100,000	104,145
	5.20% 12/23/15	100,000	107,651
	5.70% 4/30/14	100,000	110,107
	BNP Paribas
	2.125% 12/21/12	100,000	101,661
	3.25% 3/11/15	100,000	101,167
	Canadian Imperial Bank of Commerce
	1.45% 9/13/13	100,000	99,737
	Capital One Financial
	6.15% 9/1/16	100,000	108,392
	6.75% 9/15/17	100,000	115,394
	7.375% 5/23/14	200,000	227,759
	Citibank North America
	1.75% 12/28/12	400,000	408,292
	1.875% 5/7/12	300,000	305,218
	Comerica
	3.00% 9/16/15	100,000	98,965
	Compass Bank
	6.40% 10/1/17	100,000	100,742
	Credit Suisse
	5.40% 1/14/20	200,000	204,618
	Credit Suisse New York
	3.45% 7/2/12	100,000	103,721
	3.50% 3/23/15	200,000	205,060
	4.375% 8/5/20	200,000	196,740
	5.00% 5/15/13	300,000	323,066
	5.30% 8/13/19	100,000	105,810
	5.50% 5/1/14	550,000	603,619
	6.00% 2/15/18	200,000	214,770
	Discover Bank
	8.70% 11/18/19	100,000	117,900
	Fifth Third Bancorp
	5.45% 1/15/17	100,000	102,347
	6.25% 5/1/13	100,000	108,447
	8.25% 3/1/38	100,000	115,424
	First Horizon National
	5.375% 12/15/15	150,000	151,576
	HSBC Bank USA
	4.625% 4/1/14	200,000	208,687
	5.875% 11/1/34	100,000	99,377
	7.00% 1/15/39	100,000	114,307
	HSBC Holdings
	6.50% 5/2/36	200,000	209,476
	6.50% 9/15/37	200,000	210,126
	6.80% 6/1/38	200,000	216,962
	HSBC USA
	5.00% 9/27/20	200,000	193,962
#	ICICI Bank 144A
	6.625% 10/3/12	100,000	107,044
	JPMorgan Chase Bank
	6.00% 10/1/17	450,000	499,551
	KeyBank
	3.20% 6/15/12	100,000	103,775
	5.45% 3/3/16	100,000	105,353
	5.80% 7/1/14	150,000	160,854
	KeyCorp
	3.75% 8/13/15	100,000	100,435
	M&I Marshall & Ilsley Bank
	4.85% 6/16/15	100,000	101,702
	National City
	4.90% 1/15/15	300,000	321,605
	6.875% 5/15/19	100,000	112,457
	PNC Bank
	6.875% 4/1/18	150,000	171,708
	PNC Funding
	2.30% 6/22/12	150,000	153,875
	5.125% 2/8/20	100,000	104,419
	5.25% 11/15/15	200,000	214,269
	6.70% 6/10/19	150,000	172,984
	Royal Bank of Canada
	2.10% 7/29/13	200,000	204,076
	2.625% 12/15/15	100,000	100,318
	Royal Bank of Scotland
	3.40% 8/23/13	41,000	41,442
	3.95% 9/21/15	200,000	196,815
	4.875% 3/16/15	200,000	204,778
	5.00% 10/1/14	100,000	96,278
	5.05% 1/8/15	100,000	96,294
	5.625% 8/24/20	150,000	149,405
	6.40% 10/21/19	300,000	302,409
	Sovereign Bank
	2.75% 1/17/12	100,000	102,298
	5.125% 3/15/13	100,000	101,265
	SunTrust Bank
	5.00% 9/1/15	239,000	250,020
	SVB Financial Group
	5.375% 9/15/20	100,000	96,337
	US Bancorp
	1.375% 9/13/13	200,000	200,034
	1.80% 5/15/12	200,000	203,378
	2.45% 7/27/15	200,000	198,930
	3.15% 3/4/15	100,000	102,971
	4.20% 5/15/14	100,000	106,906

LVIP SSgA Bond Index Fund–16

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Commercial Banks (continued)

	US Bank
	4.95% 10/30/14	$250,000	$272,693
	UBS AG
	2.25% 8/12/13	250,000	252,292
	4.875% 8/4/20	345,000	351,651
	5.75% 4/25/18	200,000	217,672
	5.875% 7/15/16	200,000	215,470
	5.875% 12/20/17	200,000	220,282
•	UBS Preferred Funding Trust V
	6.243% 5/29/49	100,000	97,000
	UnionBanCal
	5.25% 12/16/13	40,000	43,161
	USB Capital XIII Trust
	6.625% 12/15/39	50,000	51,237
	Wachovia
	5.625% 10/15/16	100,000	108,919
	5.75% 2/1/18	100,000	111,193
	Wachovia Bank
	4.875% 2/1/15	250,000	265,359
	5.85% 2/1/37	250,000	252,438
	6.00% 11/15/17	500,000	555,520
	6.60% 1/15/38	200,000	220,942
	Wells Fargo
	2.125% 6/15/12	100,000	102,335
	3.75% 10/1/14	200,000	208,959
	4.375% 1/31/13	250,000	264,694
	4.95% 10/16/13	500,000	535,848
	5.125% 9/1/12	500,000	528,321
	5.25% 10/23/12	400,000	429,017
	5.625% 12/11/17	150,000	166,318
	Wells Fargo Bank
	4.75% 2/9/15	200,000	212,373
•	Wells Fargo Capital XIII
	7.70% 12/29/49	200,000	207,750
•	Wells Fargo Capital XV
	9.75% 12/29/49	200,000	223,500
	Westpac Banking
	2.10% 8/2/13	200,000	202,158
	2.25% 11/19/12	100,000	102,363
	3.00% 8/4/15	300,000	301,838
	4.20% 2/27/15	100,000	105,055
	4.875% 11/19/19	250,000	263,175
	Zions Bancorp
	7.75% 9/23/14	100,000	104,335

			21,741,700

	Commercial Services & Supplies–0.14%
	Allied Waste North America
	6.875% 6/1/17	50,000	55,072
	Avery Dennison
	5.375% 4/15/20	50,000	52,033
	Block Financial
	5.125% 10/30/14	100,000	99,011
	Browning-Ferris Industries
	7.40% 9/15/35	100,000	118,687
	Donnelley & Sons (R.H.)
	8.60% 8/15/16	100,000	114,995
	11.25% 2/1/19	50,000	62,663
	Dun & Bradstreet
	2.875% 11/15/15	55,000	53,825
	Equifax
	4.45% 12/1/14	50,000	52,675
	Pitney Bowes
	4.75% 1/15/16	100,000	103,149
	4.75% 5/15/18	100,000	99,367
	4.875% 8/15/14	100,000	105,407
	Republic Services
	5.25% 11/15/21	100,000	105,607
	5.50% 9/15/19	99,000	108,151
#	SAIC 144A
	4.45% 12/1/20	100,000	100,358
	5.95% 12/1/40	100,000	101,757
	Waste Management
	5.00% 3/15/14	25,000	27,040
	6.125% 11/30/39	100,000	107,393
	7.00% 7/15/28	125,000	144,301
	7.375% 3/11/19	100,000	121,202

			1,732,693

	Communications Equipment–0.11%
	Cisco Systems
	2.90% 11/17/14	200,000	207,646
	4.95% 2/15/19	450,000	491,217
	5.50% 2/22/16	30,000	34,272
	5.50% 1/15/40	100,000	104,853
	5.90% 2/15/39	200,000	222,298
	Corning
	4.25% 8/15/20	65,000	64,315
	5.75% 8/15/40	25,000	25,158
	6.625% 5/15/19	20,000	23,121
	Harris
	6.375% 6/15/19	35,000	39,763
	Motorola Solutions
	6.00% 11/15/17	150,000	159,255

			1,371,898

	Computers & Peripherals–0.27%
	Dell
	2.30% 9/10/15	100,000	97,584
	3.375% 6/15/12	130,000	134,565
	5.875% 6/15/19	100,000	109,602
	6.50% 4/15/38	50,000	53,576

LVIP SSgA Bond Index Fund–17

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Computers & Peripherals (continued)

	Dell (continued)
	7.10% 4/15/28	$50,000	$56,177
	Hewlett-Packard
	1.25% 9/13/13	200,000	200,115
	4.25% 2/24/12	100,000	103,949
	4.50% 3/1/13	300,000	321,274
	4.75% 6/2/14	300,000	328,965
	5.50% 3/1/18	200,000	225,683
	6.125% 3/1/14	100,000	113,325
	International Business Machines
	1.00% 8/5/13	105,000	104,683
	2.00% 1/5/16	100,000	97,893
	2.10% 5/6/13	100,000	102,486
	4.75% 11/29/12	200,000	214,815
	5.60% 11/30/39	210,000	229,653
	5.70% 9/14/17	200,000	229,875
	5.875% 11/29/32	120,000	135,685
	6.50% 10/15/13	200,000	228,083
	7.625% 10/15/18	300,000	382,473

			3,470,461

	Construction Materials–0.01%
	Vulcan Materials
	6.30% 6/15/13	138,000	146,564

			146,564

	Consumer Finance–0.43%
	American Express
	6.15% 8/28/17	100,000	112,877
	7.00% 3/19/18	100,000	116,646
	7.25% 5/20/14	200,000	228,019
	8.125% 5/20/19	100,000	124,619
	8.15% 3/19/38	100,000	135,888
	American Express Credit
	2.75% 9/15/15	200,000	196,952
	5.125% 8/25/14	100,000	107,908
	5.875% 5/2/13	250,000	272,033
	7.30% 8/20/13	200,000	225,508
	Capital One Bank USA
	8.80% 7/15/19	200,000	246,393
	Capital One Capital III
	7.686% 8/15/36	100,000	101,000
	Capitial One Capital VI
	8.875% 5/15/40	175,000	183,531
	Discover Financial Services 10.25% 7/15/19	100,000	124,307
	HSBC Finance
	5.00% 6/30/15	200,000	212,653
	6.375% 11/27/12	500,000	542,327
	#144A 6.676% 1/15/21	223,000	225,701
•	HSBC Finance Capital Trust IX 5.911% 11/30/35	100,000	93,000
	John Deere Capital
	2.875% 6/19/12	150,000	155,041
	4.50% 4/3/13	200,000	214,034
	4.90% 9/9/13	100,000	109,104
	5.50% 4/13/17	150,000	167,465
	7.00% 3/15/12	225,000	241,575
	ORIX
	4.71% 4/27/15	85,000	86,166
	PACCAR Financial
	1.95% 12/17/12	100,000	101,879
	2.05% 6/17/13	100,000	101,841
	SLM
	5.00% 10/1/13	100,000	100,322
	5.375% 1/15/13	100,000	102,045
	5.375% 5/15/14	150,000	150,854
	8.00% 3/25/20	250,000	253,886
	8.45% 6/15/18	150,000	156,119
	Toyota Motor Credit
	1.375% 8/12/13	100,000	100,474
	3.20% 6/17/15	200,000	206,802

			5,496,969

	Containers & Packaging–0.01%
	Bemis
	5.65% 8/1/14	165,000	180,781
	6.80% 8/1/19	10,000	11,509

			192,290

	Diversified Consumer Services–0.04%
	John Hopkins University
	5.25% 7/1/19	50,000	54,933
	Princeton University
	4.95% 3/1/19	100,000	108,543
	5.70% 3/1/39	50,000	53,865
	Stanford University
	3.625% 5/1/14	100,000	105,941
	Trustees of Dartmouth College 4.75% 6/1/19	50,000	54,043
	Vanderbilt University
	5.25% 4/1/19	50,000	54,992
	Yale University
	2.90% 10/15/14	100,000	103,235

			535,552

	Diversified Financial Services–2.40%
	Allstate Life Global Funding Trusts 5.375% 4/30/13	200,000	217,912

LVIP SSgA Bond Index Fund–18

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Diversified Financial Services (continued)

	Ally Financial
	1.75% 10/30/12	$300,000	$305,450
	2.20% 12/19/12	250,000	257,257
	Bank of America
	2.10% 4/30/12	400,000	408,439
	2.375% 6/22/12	200,000	205,236
	3.125% 6/15/12	650,000	673,453
	3.70% 9/1/15	200,000	198,483
	4.75% 8/1/15	100,000	103,031
	4.90% 5/1/13	100,000	104,318
	5.375% 9/11/12	250,000	262,680
	5.42% 3/15/17	200,000	198,448
	5.625% 10/14/16	200,000	207,615
	5.65% 5/1/18	500,000	511,647
	5.75% 12/1/17	300,000	312,632
	5.875% 1/5/21	300,000	310,969
	6.50% 8/1/16	200,000	217,273
	7.25% 10/15/25	30,000	30,258
	7.375% 5/15/14	600,000	667,447
	7.625% 6/1/19	300,000	345,979
	Boeing Capital
	6.50% 2/15/12	50,000	53,082
	Caterpillar Finance Services
	1.90% 12/17/12	125,000	127,082
	2.00% 4/5/13	100,000	101,786
	4.90% 8/15/13	50,000	54,559
	6.125% 2/17/14	300,000	337,514
	7.15% 2/15/19	200,000	246,325
	Citigroup
	2.125% 4/30/12	450,000	459,282
	5.00% 9/15/14	250,000	258,837
	5.25% 2/27/12	100,000	104,262
	5.30% 10/17/12	300,000	317,848
	5.375% 8/9/20	200,000	208,190
	5.50% 4/11/13	300,000	319,620
	5.50% 10/15/14	200,000	215,674
	5.50% 2/15/17	450,000	466,370
	5.625% 8/27/12	100,000	104,977
	5.85% 8/2/16	100,000	107,450
	5.875% 5/29/37	300,000	294,457
	6.00% 12/13/13	500,000	546,738
	6.00% 8/15/17	100,000	108,619
	6.00% 10/31/33	100,000	93,896
	6.01% 1/15/15	300,000	329,404
	6.125% 11/21/17	300,000	329,231
	6.125% 5/15/18	125,000	137,145
	6.125% 8/25/36	200,000	192,246
	6.375% 8/12/14	500,000	553,050
	6.50% 8/19/13	100,000	109,873
	6.625% 6/15/32	100,000	100,356
	6.875% 3/5/38	350,000	389,493
	8.125% 7/15/39	150,000	191,431
	8.50% 5/22/19	300,000	373,014
	Citigroup Funding
	1.875% 10/22/12	200,000	204,096
	1.875% 11/15/12	300,000	306,187
	2.00% 3/30/12	200,000	203,327
	2.125% 7/12/12	200,000	204,614
	2.25% 12/10/12	200,000	205,820
	CME Group
	5.75% 2/15/14	200,000	221,609
	ConocoPhillips Canada Funding I 5.625% 10/15/16	100,000	113,800
	Countrywide Financial
	5.80% 6/7/12	500,000	526,229
	6.25% 5/15/16	200,000	205,329
•	GE Capital Trust I
	6.375% 11/15/67	100,000	99,125
	General Electric Capital
	1.875% 9/16/13	100,000	100,119
	2.00% 9/28/12	400,000	408,752
	2.125% 12/21/12	500,000	513,965
	2.20% 6/8/12	300,000	306,824
	2.25% 3/12/12	100,000	102,146
	2.25% 11/9/15	200,000	192,489
	2.625% 12/28/12	300,000	311,306
	2.80% 1/8/13	100,000	102,280
	3.50% 8/13/12	100,000	103,641
	3.75% 11/14/14	100,000	103,465
	4.375% 9/16/20	300,000	295,824
	4.80% 5/1/13	200,000	213,936
	4.875% 3/4/15	100,000	106,809
	5.25% 10/19/12	500,000	534,622
	5.375% 10/20/16	400,000	434,453
	5.45% 1/15/13	200,000	215,184
	5.50% 1/8/20	100,000	107,140
	5.625% 9/15/17	200,000	219,608
	5.625% 5/1/18	550,000	600,688
	5.875% 2/15/12	400,000	420,887
	5.875% 1/14/38	500,000	520,809
	5.90% 5/13/14	600,000	664,564
	6.00% 6/15/12	500,000	534,691
	6.00% 8/7/19	100,000	111,448
	•6.375% 11/15/67	100,000	99,375
	6.75% 3/15/32	330,000	374,705
	6.875% 1/10/39	500,000	579,766
#	International Lease Finance 144A 6.75% 9/1/16	300,000	321,750

LVIP SSgA Bond Index Fund–19

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Diversified Financial Services (continued)

	JPMorgan Chase
	2.125% 6/22/12	$300,000	$306,809
	2.125% 12/26/12	300,000	308,412
	2.20% 6/15/12	200,000	204,682
	3.70% 1/20/15	200,000	207,171
	4.40% 7/22/20	500,000	493,072
	4.65% 6/1/14	300,000	320,469
	4.75% 5/1/13	400,000	428,491
	5.125% 9/15/14	800,000	851,973
	5.375% 10/1/12	100,000	107,346
	5.50% 10/15/40	100,000	102,592
	6.00% 1/15/18	400,000	447,346
	6.30% 4/23/19	200,000	228,025
	6.40% 5/15/38	200,000	227,616
	6.625% 3/15/12	100,000	106,331
	JPMorgan Chase Capital XVIII 6.95% 8/17/36	100,000	100,639
	JPMorgan Chase Capital XX 6.55% 9/29/36	200,000	201,819
	JPMorgan Chase Capital XXII 6.45% 2/2/37	150,000	149,883
	JPMorgan Chase Capital XXVII 7.00% 11/1/39	100,000	105,035
•	MUFG Capital Finance 1
	6.346% 7/29/49	200,000	201,725
	NASDAQ OMX Group
	4.00% 1/15/15	100,000	101,877
	5.25% 1/16/18	60,000	60,613
	5.55% 1/15/20	100,000	101,216
	National Rural Utilities Cooperative Finance
	4.75% 3/1/14	250,000	270,470
	5.45% 2/1/18	25,000	27,654
	5.50% 7/1/13	100,000	109,556
	7.25% 3/1/12	100,000	107,230
	8.00% 3/1/32	150,000	190,422
	10.375% 11/1/18	100,000	138,142
	NYSE Euronext
	4.80% 6/28/13	100,000	107,397
	Private Export Funding
	4.30% 12/15/21	100,000	103,063
	4.55% 5/15/15	100,000	110,642
	4.95% 11/15/15	100,000	111,912
	TECO Finance
	6.572% 11/1/17	100,000	113,442

			30,414,792

	Diversified Telecommunication Services–0.94%
	AT&T
	2.50% 8/15/15	200,000	199,513
	4.85% 2/15/14	100,000	108,219
	4.95% 1/15/13	150,000	160,859
	5.10% 9/15/14	50,000	54,751
	5.50% 2/1/18	500,000	556,262
	5.625% 6/15/16	100,000	112,260
	5.80% 2/15/19	150,000	169,114
	6.30% 1/15/38	200,000	211,691
	6.40% 5/15/38	50,000	53,327
	6.55% 2/15/39	350,000	382,235
	6.70% 11/15/13	200,000	227,384
	6.80% 5/15/36	200,000	222,205
	8.00% 11/15/31	160,000	201,668
	#144A 5.35% 9/1/40	338,000	319,020
	BellSouth
	5.20% 9/15/14	200,000	218,522
	6.55% 6/15/34	100,000	105,492
	6.875% 10/15/31	100,000	108,724
	British Telecommunications
	5.15% 1/15/13	200,000	213,034
	9.875% 12/15/30	200,000	267,239
	CenturyLink
	7.60% 9/15/39	100,000	101,085
	Deutsche Telekom International Finance
	5.25% 7/22/13	200,000	216,737
	5.75% 3/23/16	100,000	112,126
	6.00% 7/8/19	250,000	283,291
	8.75% 6/15/30	200,000	269,508
	Embarq
	7.082% 6/1/16	325,000	359,826
	7.995% 6/1/36	150,000	164,249
	France Telecom
	5.375% 7/8/19	300,000	333,431
	8.50% 3/1/31	300,000	408,959
	GTE
	6.94% 4/15/28	100,000	113,196
	8.75% 11/1/21	100,000	129,300
	Koninklijke KPN
	8.375% 10/1/30	100,000	130,358
	Nokia
	5.375% 5/15/19	100,000	105,713
	6.625% 5/15/39	40,000	42,391
	Pacific Bell Telephone
	6.625% 10/15/34	100,000	101,337
	Quest
	7.50% 6/15/23	100,000	99,750
	8.375% 5/1/16	200,000	238,000
	8.875% 3/15/12	200,000	216,750
	Telecom Italia Capital
	5.25% 11/15/13	100,000	104,250
	5.25% 10/1/15	100,000	102,493

LVIP SSgA Bond Index Fund–20

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)

Telecom Italia Capital (continued)
6.175% 6/18/14	$200,000	$212,859
7.175% 6/18/19	100,000	107,164
7.20% 7/18/36	100,000	94,170
7.721% 6/4/38	250,000	248,424
Telefonica Emisiones
2.582% 4/26/13	100,000	100,136
3.729% 4/27/15	75,000	74,475
4.949% 1/15/15	85,000	88,113
5.134% 4/27/20	90,000	86,804
5.877% 7/15/19	100,000	102,346
6.421% 6/20/16	175,000	191,495
7.045% 6/20/36	175,000	179,590
Telefonica Europe
8.25% 9/15/30	200,000	232,969
Telefonos de Mexico
5.50% 11/15/19	100,000	106,067
Verizon Communications
4.35% 2/15/13	200,000	212,789
5.25% 4/15/13	100,000	108,788
5.50% 4/1/17	200,000	221,312
5.50% 2/15/18	150,000	165,086
6.35% 4/1/19	250,000	289,011
6.40% 2/15/38	200,000	221,984
6.90% 4/15/38	250,000	292,558
7.35% 4/1/39	100,000	123,408
8.75% 11/1/18	100,000	130,777
8.95% 3/1/39	200,000	285,927
Verizon Florida
6.125% 1/15/13	100,000	108,532
Verizon Global Funding
7.375% 9/1/12	200,000	220,903
7.75% 12/1/30	100,000	124,401

		11,854,357

Electric Utilities–1.27%
AEP Texas Central Transition Funding
4.98% 7/1/13	207,478	217,143
5.17% 1/1/18	250,000	278,990
Alabama Power
5.80% 11/15/13	200,000	224,172
6.125% 5/15/38	100,000	110,661
Ameren
8.875% 5/15/14	100,000	112,600
Ameren Energy Generating
6.30% 4/1/20	50,000	48,606
Appalachian Power
5.00% 6/1/17	100,000	107,315
Atlantic City Electric
7.75% 11/15/18	15,000	18,332
Baltimore Gas & Electric
6.35% 10/1/36	100,000	108,338
Carolina Power & Light
5.125% 9/15/13	100,000	109,758
5.30% 1/15/19	100,000	111,185
6.30% 4/1/38	50,000	56,563
6.50% 7/15/12	100,000	108,249
CenterPoint Energy Houston Electric 5.75% 1/15/14	100,000	110,479
Cleco Power
6.50% 12/1/35	50,000	52,043
Cleveland Electric Illuminating
5.70% 4/1/17	100,000	107,142
5.95% 12/15/36	100,000	95,846
Columbus Southern Power
5.50% 3/1/13	150,000	161,613
Commonwealth Edison
4.00% 8/1/20	100,000	98,605
5.80% 3/15/18	200,000	224,586
6.45% 1/15/38	100,000	112,887
Connecticut Light & Power
5.65% 5/1/18	100,000	111,533
Consolidated Edison
4.875% 2/1/13	100,000	107,136
5.70% 6/15/40	100,000	106,767
5.85% 3/15/36	100,000	105,493
6.30% 8/15/37	20,000	22,909
6.75% 4/1/38	25,000	29,880
7.125% 12/1/18	200,000	247,687
Consumers Energy
5.65% 9/15/18	100,000	112,748
5.65% 4/15/20	100,000	111,218
Dayton Power & Light
5.125% 10/1/13	100,000	109,633
Detroit Edison
6.625% 6/1/36	100,000	117,190
Duke Energy
3.35% 4/1/15	100,000	103,046
5.05% 9/15/19	100,000	106,147
5.65% 6/15/13	100,000	109,873
Duke Energy Carolinas
5.30% 2/15/40	100,000	101,849
6.10% 6/1/37	70,000	77,630
7.00% 11/15/18	100,000	122,494
Duke Energy Indiana
6.12% 10/15/35	100,000	104,763
6.45% 4/1/39	130,000	152,266
Duke Energy Ohio
2.10% 6/15/13	100,000	101,991
5.45% 4/1/19	50,000	55,831

LVIP SSgA Bond Index Fund–21

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Electric Utilities (continued)

	Duke Energy Ohio (continued)
	5.70% 9/15/12	$50,000	$53,856
	Entergy Texas
	7.125% 2/1/19	455,000	530,784
	Exelon
	4.90% 6/15/15	150,000	160,125
	Exelon Generation
	5.35% 1/15/14	100,000	108,333
	6.20% 10/1/17	25,000	28,018
	FirstEnergy
	7.375% 11/15/31	100,000	105,703
	FirstEnergy Solutions
	4.80% 2/15/15	80,000	84,085
	6.05% 8/15/21	100,000	102,927
	Florida Power
	6.40% 6/15/38	100,000	116,683
	Florida Power & Light
	5.69% 3/1/40	50,000	53,842
	5.85% 5/1/37	100,000	109,621
	5.95% 2/1/38	100,000	111,200
	5.96% 4/1/39	100,000	111,560
	6.20% 6/1/36	100,000	112,843
	Georgia Power
	4.25% 12/1/19	80,000	82,525
	4.75% 9/1/40	100,000	93,000
	5.25% 12/15/15	25,000	27,986
	5.95% 2/1/39	100,000	109,497
	Hydro Quebec
	8.00% 2/1/13	100,000	113,786
	8.05% 7/7/24	50,000	69,828
	8.50% 12/1/29	115,000	166,450
	Iberdrola International
	6.75% 7/15/36	100,000	102,136
	Indiana Michigan Power
	7.00% 3/15/19	100,000	118,261
	Interstate Power & Light
	6.25% 7/15/39	30,000	33,100
	Jersey Central Power & Light
	7.35% 2/1/19	100,000	118,527
	Kansas City Power & Light
	6.375% 3/1/18	200,000	225,604
#	Kentucky Utilities 144A
	1.625% 11/1/15	100,000	96,065
	3.25% 11/1/20	100,000	94,515
	5.125% 11/1/40	100,000	98,475
#	LG&E & KU Energy 144A
	2.125% 11/15/15	200,000	192,083
	MidAmerican Energy
	5.30% 3/15/18	100,000	111,167
	5.75% 11/1/35	25,000	26,271
	MidAmerican Energy Holdings
	5.75% 4/1/18	100,000	112,854
	5.875% 10/1/12	100,000	107,941
	5.95% 5/15/37	25,000	26,460
	6.125% 4/1/36	150,000	162,566
	6.50% 9/15/37	100,000	113,502
	National Grid
	6.30% 8/1/16	100,000	114,300
	Nevada Power
	6.50% 8/1/18	50,000	57,819
	7.125% 3/15/19	100,000	117,981
	NextEra Energy Capital Holdings
	2.55% 11/15/13	100,000	102,307
	6.00% 3/1/19	200,000	222,035
	Northern States Power
	5.25% 3/1/18	100,000	110,468
	5.35% 11/1/39	40,000	41,338
	6.20% 7/1/37	100,000	115,469
	NSTAR Electric
	4.875% 10/15/12	100,000	106,731
	Ohio Edison
	8.25% 10/15/38	100,000	129,798
	Ohio Power
	5.375% 10/1/21	125,000	133,368
	Oncor Electric Delivery
	5.95% 9/1/13	200,000	221,588
	6.375% 5/1/12	175,000	186,379
	7.00% 5/1/32	50,000	57,781
	Ontario Electricity Financial 7.45% 3/31/13	100,000	113,223
	Pacific Gas & Electric
	6.05% 3/1/34	300,000	329,528
	6.25% 12/1/13	100,000	112,178
	6.25% 3/1/39	200,000	224,881
	8.25% 10/15/18	100,000	130,122
	PacifiCorp
	5.75% 4/1/37	100,000	106,684
	6.00% 1/15/39	100,000	110,689
	6.35% 7/15/38	25,000	28,477
	7.70% 11/15/31	100,000	128,478
	PECO Energy
	5.95% 10/1/36	100,000	108,678
	Portland General Electric
	6.10% 4/15/19	100,000	114,987
	Potomac Electric Power
	7.90% 12/15/38	100,000	134,479
	PPL Electric Utilities
	6.25% 5/15/39	30,000	34,030
	PPL Energy Supply
	6.50% 5/1/18	25,000	27,877

LVIP SSgA Bond Index Fund–22

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)

Progress Energy
6.00% 12/1/39	$50,000	$53,023
7.05% 3/15/19	100,000	118,831
7.75% 3/1/31	150,000	188,104
Public Service Electric & Gas
5.30% 5/1/18	50,000	56,013
5.375% 9/1/13	50,000	54,997
5.50% 3/1/40	100,000	104,532
Public Service of Colorado
5.125% 6/1/19	135,000	147,479
Public Service of Oklahoma
5.15% 12/1/19	75,000	78,665
San Diego Gas & Electric
6.00% 6/1/39	110,000	122,522
Scottish Power
5.375% 3/15/15	100,000	106,223
Sierra Pacific Power
6.00% 5/15/16	100,000	113,394
South Carolina Electric & Gas
5.25% 11/1/18	80,000	88,477
6.05% 1/15/38	25,000	27,086
Southern
4.15% 5/15/14	50,000	52,666
5.30% 1/15/12	100,000	104,604
Southern California Edison
4.50% 9/1/40	100,000	90,504
5.75% 3/15/14	100,000	111,690
5.95% 2/1/38	25,000	27,605
6.00% 1/15/34	200,000	220,587
6.05% 3/15/39	170,000	189,718
6.65% 4/1/29	100,000	115,317
Southern Power
4.875% 7/15/15	100,000	108,296
Southwestern Electric Power
6.20% 3/15/40	200,000	201,979
Tampa Electric
6.10% 5/15/18	50,000	56,370
Toledo Edison
7.25% 5/1/20	30,000	35,524
Union Electric
6.70% 2/1/19	150,000	175,130
8.45% 3/15/39	80,000	111,018
Virginia Electric & Power
4.75% 3/1/13	50,000	53,356
5.00% 6/30/19	200,000	216,846
6.00% 5/15/37	25,000	27,370
6.35% 11/30/37	100,000	114,860
8.875% 11/15/38	100,000	145,429
Westar Energy
6.00% 7/1/14	100,000	111,426
Wisconsin Electric Power
4.25% 12/15/19	25,000	25,792
6.00% 4/1/14	100,000	112,293

		16,074,775

Electrical Equipment–0.05%
Cooper
2.375% 1/15/16	100,000	98,754
3.875% 12/15/20	100,000	97,974
5.25% 11/15/12	25,000	26,862
Emerson Electric
4.125% 4/15/15	100,000	106,945
4.25% 11/15/20	50,000	51,605
5.25% 10/15/18	125,000	139,079
5.25% 11/15/39	50,000	51,009
Roper Industries
6.25% 9/1/19	100,000	110,871

		683,099

Electronic Equipment, Instruments & Components–0.06%
Agilent Technologies
5.00% 7/15/20	100,000	101,705
5.50% 9/14/15	100,000	108,732
Amphenol
4.75% 11/15/14	100,000	106,926
Arrow Electronics
6.00% 4/1/20	50,000	51,150
Avnet
5.875% 3/15/14	100,000	106,763
Koninklijke Philips Electronics
5.75% 3/11/18	200,000	224,599
6.875% 3/11/38	50,000	59,827

		759,702

Energy Equipment & Services–0.17%
Baker Hughes
5.125% 9/15/40	100,000	98,046
6.50% 11/15/13	50,000	56,942
6.875% 1/15/29	100,000	120,429
Cameron International
6.375% 7/15/18	100,000	111,075
Diamond Offshore Drilling
5.70% 10/15/39	100,000	99,639
5.875% 5/1/19	40,000	44,438
Halliburton
5.90% 9/15/18	50,000	56,477
7.45% 9/15/39	200,000	257,856
Nabors Industries
6.15% 2/15/18	100,000	106,890
9.25% 1/15/19	150,000	186,153

LVIP SSgA Bond Index Fund–23

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Energy Equipment & Services (continued)

Rowan
7.875% 8/1/19	$65,000	$75,553
Transocean
4.95% 11/15/15	100,000	103,457
6.00% 3/15/18	125,000	131,478
6.50% 11/15/20	100,000	106,366
6.80% 3/15/38	50,000	51,403
Weatherford International
5.15% 3/15/13	3,000	3,184
6.00% 3/15/18	150,000	161,687
7.00% 3/15/38	150,000	161,405
9.625% 3/1/19	100,000	128,511
9.875% 3/1/39	50,000	69,856

		2,130,845

Food & Staples Retailing–0.38%
Costco Wholesale
5.30% 3/15/12	125,000	131,544
5.50% 3/15/17	50,000	57,043
CVS Caremark
3.25% 5/18/15	100,000	101,732
4.75% 5/18/20	100,000	104,022
5.75% 6/1/17	150,000	167,123
6.125% 9/15/39	100,000	107,218
6.25% 6/1/27	130,000	143,338
•6.302% 6/1/37	100,000	96,407
6.60% 3/15/19	100,000	117,277
Delhaize America
9.00% 4/15/31	125,000	166,386
Delhaize Group
5.875% 2/1/14	45,000	49,695
Kroger
3.90% 10/1/15	130,000	136,740
5.00% 4/15/13	100,000	107,793
6.15% 1/15/20	200,000	227,032
6.90% 4/15/38	100,000	115,042
Safeway
3.95% 8/15/20	120,000	113,857
6.25% 3/15/14	100,000	111,174
6.35% 8/15/17	50,000	55,911
Sysco
5.375% 3/17/19	100,000	111,169
6.625% 3/17/39	50,000	60,687
Walgreen
4.875% 8/1/13	100,000	109,291
5.25% 1/15/19	50,000	55,687
Wal-Mart Stores
3.20% 5/15/14	400,000	418,706
3.625% 7/8/20	100,000	97,512
4.125% 2/1/19	100,000	103,284
4.25% 4/15/13	300,000	322,484
4.55% 5/1/13	100,000	108,074
4.875% 7/8/40	300,000	286,896
5.25% 9/1/35	100,000	100,982
5.80% 2/15/18	200,000	230,147
5.875% 4/5/27	100,000	111,333
6.20% 4/15/38	200,000	228,479
6.50% 8/15/37	225,000	265,244
7.55% 2/15/30	100,000	129,317

		4,848,626

Food Products–0.33%
Archer-Daniels-Midland
5.375% 9/15/35	100,000	101,363
5.45% 3/15/18	100,000	111,431
Bunge Limited Finance
8.50% 6/15/19	135,000	158,537
Campbell Soup
3.05% 7/15/17	100,000	100,606
3.375% 8/15/14	100,000	105,215
4.50% 2/15/19	35,000	37,058
ConAgra Foods
5.819% 6/15/17	50,000	54,347
8.25% 9/15/30	100,000	125,037
Corn Products International 3.20% 11/1/15	100,000	100,416
General Mills
5.20% 3/17/15	300,000	331,506
5.40% 6/15/40	45,000	45,767
5.65% 2/15/19	100,000	111,509
Heinz (H.J.)
5.35% 7/15/13	100,000	109,707
Heinz (H.J.) Finance
6.75% 3/15/32	30,000	32,962
Hershey
5.00% 4/1/13	100,000	108,334
Kellogg
4.00% 12/15/20	100,000	98,826
4.25% 3/6/13	150,000	159,293
7.45% 4/1/31	100,000	125,683
Kraft Foods
2.625% 5/8/13	200,000	205,800
4.125% 2/9/16	50,000	52,546
5.375% 2/10/20	100,000	107,822
6.125% 2/1/18	150,000	171,594
6.25% 6/1/12	275,000	294,275
6.50% 8/11/17	500,000	582,831
6.50% 11/1/31	100,000	111,565
6.50% 2/9/40	300,000	337,353
6.875% 2/1/38	50,000	58,245

LVIP SSgA Bond Index Fund–24

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)

Ralcorp Holdings
6.625% 8/15/39	$50,000	$51,968
Sara Lee
6.125% 11/1/32	25,000	24,997
Unilever Capital
4.80% 2/15/19	100,000	108,461
5.90% 11/15/32	100,000	112,221

		4,237,275

Gas Utilities–0.07%
AGL Capital
5.25% 8/15/19	100,000	105,785
Atmos Energy
4.95% 10/15/14	100,000	107,259
8.50% 3/15/19	100,000	125,369
CenterPoint Energy Resources
6.00% 5/15/18	100,000	110,438
7.875% 4/1/13	50,000	56,551
Consolidated Natural Gas
5.00% 12/1/14	150,000	163,248
Questar 2.75% 2/1/16	85,000	84,443
Southern California Gas
5.75% 11/15/35	100,000	107,239
Southern Union
7.60% 2/1/24	45,000	48,171

		908,503

Health Care Equipment & Supplies–0.18%
Baxter International
4.50% 8/15/19	100,000	105,058
4.625% 3/15/15	150,000	163,511
6.25% 12/1/37	50,000	57,676
Beckman Coulter
6.00% 6/1/15	50,000	54,620
Becton Dickinson
3.25% 11/12/20	100,000	94,057
5.00% 11/12/40	35,000	34,596
6.00% 5/15/39	100,000	113,327
CareFusion
6.375% 8/1/19	50,000	56,584
CR Bard
2.875% 1/15/16	100,000	100,849
4.40% 1/15/21	65,000	66,178
Covidien International Finance
1.875% 6/15/13	100,000	101,258
2.80% 6/15/15	100,000	100,474
4.20% 6/15/20	100,000	100,168
6.00% 10/15/17	25,000	28,453
6.55% 10/15/37	100,000	119,123
Hospira
5.90% 6/15/14	100,000	110,234
6.05% 3/30/17	25,000	28,045
6.40% 5/15/15	15,000	17,000
Medtronic
3.00% 3/15/15	100,000	102,719
5.55% 3/15/40	100,000	107,184
5.60% 3/15/19	200,000	225,050
St. Jude Medical
3.75% 7/15/14	100,000	105,779
Stryker
3.00% 1/15/15	100,000	102,269
4.375% 1/15/20	100,000	103,391
Zimmer Holdings
5.75% 11/30/39	100,000	102,492

		2,300,095

Health Care Providers & Services–0.23%
Aetna
6.00% 6/15/16	50,000	57,085
6.50% 9/15/18	100,000	115,362
6.75% 12/15/37	100,000	112,958
AmerisourceBergen
4.875% 11/15/19	50,000	51,080
Cardinal Health
4.625% 12/15/20	100,000	99,974
5.80% 10/15/16	100,000	112,343
CIGNA
5.125% 6/15/20	195,000	202,507
7.875% 5/15/27	25,000	29,324
Coventry Health Care
6.30% 8/15/14	100,000	105,679
Express Scripts
5.25% 6/15/12	200,000	211,165
Humana
7.20% 6/15/18	100,000	113,130
Medco Health Solutions
7.125% 3/15/18	125,000	146,898
7.25% 8/15/13	50,000	56,827
Quest Diagnostics
4.75% 1/30/20	60,000	59,454
5.75% 1/30/40	100,000	95,585
UnitedHealth Group
5.50% 11/15/12	200,000	214,506
6.00% 2/15/18	200,000	227,362
6.50% 6/15/37	150,000	166,172
6.625% 11/15/37	100,000	112,557
WellPoint
5.25% 1/15/16	100,000	110,075
5.80% 8/15/40	80,000	81,768
5.85% 1/15/36	25,000	25,887
5.875% 6/15/17	50,000	55,966

LVIP SSgA Bond Index Fund–25

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)

WellPoint (continued)
6.00% 2/15/14	$100,000	$111,224
6.375% 6/15/37	100,000	109,521
7.00% 2/15/19	100,000	117,901

		2,902,310

Hotels, Restaurants & Leisure–0.10%
Darden Restaurants
6.80% 10/15/37	84,000	91,289
International Game Technology 5.50% 6/15/20	100,000	100,765
Marriott International
5.625% 2/15/13	50,000	53,651
6.375% 6/15/17	100,000	111,972
McDonald’s
4.30% 3/1/13	150,000	159,989
4.875% 7/15/40	30,000	29,311
5.35% 3/1/18	200,000	224,739
5.80% 10/15/17	100,000	115,709
6.30% 3/1/38	50,000	59,136
Starbucks
6.25% 8/15/17	100,000	111,936
Yum Brands
4.25% 9/15/15	50,000	52,816
5.30% 9/15/19	150,000	159,153

		1,270,466

Household Durables–0.08%
Black & Decker
8.95% 4/15/14	100,000	118,990
Fortune Brands
3.00% 6/1/12	100,000	101,535
5.375% 1/15/16	50,000	51,764
6.375% 6/15/14	200,000	216,920
Newell Rubbermaid
4.70% 8/15/20	200,000	198,769
Snap-On
6.125% 9/1/21	50,000	52,800
Stanley Black & Decker
5.20% 9/1/40	100,000	94,307
Toll Brothers Finance
6.75% 11/1/19	50,000	52,621
8.91% 10/15/17	50,000	59,070
Whirlpool
5.50% 3/1/13	50,000	53,129
8.00% 5/1/12	75,000	80,847

		1,080,752

Household Products–0.11%
Clorox
5.00% 3/1/13	100,000	106,868
5.95% 10/15/17	100,000	111,731
Kimberly-Clark
6.125% 8/1/17	100,000	116,868
6.625% 8/1/37	100,000	120,475
7.50% 11/1/18	100,000	125,490
Procter & Gamble
1.375% 8/1/12	275,000	278,162
3.15% 9/1/15	100,000	103,975
4.70% 2/15/19	100,000	108,432
4.85% 12/15/15	50,000	55,821
5.55% 3/5/37	200,000	218,571

		1,346,393

Independent Power Producers & Energy Traders–0.05%
Constellation Energy Group
4.55% 6/15/15	25,000	25,961
7.60% 4/1/32	100,000	113,486
Exelon Generation
6.25% 10/1/39	100,000	100,978
Oglethorpe Power
5.95% 11/1/39	100,000	103,856
PSEG Power
2.50% 4/15/13	75,000	76,554
5.125% 4/15/20	60,000	62,546
5.50% 12/1/15	100,000	109,857
TransAlta
4.75% 1/15/15	100,000	105,867

		699,105

Industrial Conglomerates–0.14%
3M
4.375% 8/15/13	25,000	27,215
5.70% 3/15/37	100,000	109,732
6.375% 2/15/28	25,000	29,149
General Electric
5.00% 2/1/13	400,000	427,800
5.25% 12/6/17	300,000	324,500
ITT
4.90% 5/1/14	100,000	107,439
Textron
6.20% 3/15/15	100,000	109,208
Tyco Electronics Group
5.95% 1/15/14	100,000	110,566
6.55% 10/1/17	100,000	113,799
Tyco International Finance
3.375% 10/15/15	100,000	102,300
4.125% 10/15/14	100,000	106,132
6.00% 11/15/13	50,000	55,504
8.50% 1/15/19	100,000	128,194

		1,751,538

LVIP SSgA Bond Index Fund–26

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)

Insurance–0.78%
ACE INA Holdings
2.60% 11/23/15	$150,000	$147,837
5.70% 2/15/17	50,000	54,895
5.90% 6/15/19	125,000	139,009
Aegon
4.625% 12/1/15	100,000	103,180
AFLAC
3.45% 8/15/15	100,000	101,701
6.90% 12/17/39	30,000	32,325
8.50% 5/15/19	100,000	123,843
Allstate
5.00% 8/15/14	150,000	163,930
5.55% 5/9/35	200,000	202,877
7.45% 5/16/19	100,000	121,561
American Financial Group 9.875% 6/15/19	100,000	119,903
American International Group
4.25% 5/15/13	70,000	72,602
5.05% 10/1/15	200,000	206,174
5.85% 1/16/18	300,000	310,231
6.25% 5/1/36	100,000	96,579
8.25% 8/15/18	234,000	270,364
AON
3.50% 9/30/15	100,000	100,158
5.00% 9/30/20	100,000	101,123
Assurant
5.625% 2/15/14	100,000	105,214
AXA
8.60% 12/15/30	100,000	112,334
Axis Specialty Finance
5.875% 6/1/20	100,000	100,022
Berkley (W.R.)
7.375% 9/15/19	100,000	111,163
Berkshire Hathaway Finance
2.45% 12/15/15	200,000	199,003
4.00% 4/15/12	600,000	624,187
4.60% 5/15/13	100,000	107,625
4.85% 1/15/15	200,000	218,921
5.40% 5/15/18	50,000	54,937
5.75% 1/15/40	100,000	105,466
Chubb
5.75% 5/15/18	100,000	111,275
6.00% 5/11/37	100,000	108,745
•6.375% 3/29/67	100,000	104,750
CNA Financial
7.35% 11/15/19	120,000	131,827
Delphi Financial Group
7.875% 1/31/20	25,000	26,751
Fidelity National Financial
6.60% 5/15/17	100,000	99,903
Genworth Financial
5.75% 6/15/14	100,000	103,730
6.515% 5/22/18	50,000	50,890
7.70% 6/15/20	100,000	106,009
Hartford Financial Services Group
4.625% 7/15/13	100,000	105,437
6.10% 10/1/41	50,000	47,380
6.30% 3/15/18	100,000	106,646
6.625% 3/30/40	100,000	101,944
HCC Insurance Holdings
6.30% 11/15/19	50,000	52,807
Loews
6.00% 2/1/35	100,000	97,816
Manulife Financial
3.40% 9/17/15	100,000	98,058
Markel
7.125% 9/30/19	100,000	108,769
Marsh & McLennan
5.375% 7/15/14	100,000	106,465
5.75% 9/15/15	50,000	53,872
MetLife
4.75% 2/8/21	200,000	204,612
5.00% 6/15/15	100,000	108,409
5.70% 6/15/35	50,000	51,207
5.875% 2/6/41	100,000	105,815
6.50% 12/15/32	100,000	111,368
6.75% 6/1/16	200,000	232,260
10.75% 8/1/39	150,000	201,516
PartnerRe Finance
5.50% 6/1/20	100,000	100,886
Principal Financial Group
8.875% 5/15/19	100,000	126,003
Principal Life Income Funding Trusts
5.30% 4/24/13	150,000	162,413
Protective Life
7.375% 10/15/19	50,000	54,219
8.45% 10/15/39	25,000	26,943
Prudential Financial
2.75% 1/14/13	50,000	50,938
3.875% 1/14/15	65,000	67,121
4.50% 7/15/13	100,000	106,113
5.10% 9/20/14	100,000	107,508
5.15% 1/15/13	100,000	106,711
5.50% 3/15/16	200,000	214,302
5.70% 12/14/36	50,000	49,763
6.625% 12/1/37	100,000	111,529
6.625% 6/21/40	200,000	223,928
7.375% 6/15/19	175,000	206,665
Reinsurance Group of America
6.45% 11/15/19	90,000	95,149

LVIP SSgA Bond Index Fund–27

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)

Swiss Re Solutions Holding
7.00% 2/15/26	$100,000	$103,849
Torchmark
6.375% 6/15/16	100,000	107,621
6.75% 6/20/36	100,000	117,324
9.25% 6/15/19	25,000	30,645
TransAtlantic Holdings
8.00% 11/30/39	100,000	102,668
Travelers
5.90% 6/2/19	100,000	112,843
6.25% 6/15/37	100,000	111,510
Travelers Property
5.00% 3/15/13	200,000	215,394
Willis North America
7.00% 9/29/19	100,000	104,397
XL Group
5.25% 9/15/14	100,000	103,126

		9,864,993

Internet & Catalog Retail–0.01%
Expedia
5.95% 8/15/20	100,000	101,000

		101,000

Internet Software & Services–0.02%
eBay
0.875% 10/15/13	35,000	34,674
1.625% 10/15/15	100,000	96,062
3.25% 10/15/20	100,000	93,208

		223,944

IT Services–0.05%
Computer Sciences
6.50% 3/15/18	150,000	163,545
Electronic Data Systems
7.45% 10/15/29	25,000	32,202
Fiserv
4.625% 10/1/20	100,000	97,316
6.125% 11/20/12	100,000	108,196
Western Union
5.253% 4/1/20	107,000	110,131
6.50% 2/26/14	100,000	111,740

		623,130

Leisure Equipment & Products–0.00%
Hasbro
6.35% 3/15/40	65,000	65,992

		65,992

Life Sciences Tools & Services–0.01%
Thermo Fisher Scientific
4.70% 5/1/20	100,000	104,778

		104,778

Machinery–0.13%
Caterpillar
6.05% 8/15/36	50,000	56,707
7.90% 12/15/18	100,000	128,905
8.25% 12/15/38	100,000	142,845
Danaher
5.625% 1/15/18	100,000	113,343
Deere
4.375% 10/16/19	150,000	156,778
5.375% 10/16/29	100,000	106,097
Dover
4.875% 10/15/15	50,000	54,828
6.60% 3/15/38	25,000	29,958
Eaton
5.95% 3/20/14	100,000	111,911
6.95% 3/20/19	50,000	59,937
Harsco
2.70% 10/15/15	100,000	97,560
Illinois Tool Works
6.25% 4/1/19	100,000	116,680
Ingersoll-Rand Global Holding
9.50% 4/15/14	300,000	361,674
Parker Hannifin
6.25% 5/15/38	50,000	56,934

		1,594,157

Media–0.97%
AOL Time Warner 7.625% 4/15/31	125,000	152,387
CBS
5.625% 8/15/12	3,000	3,183
7.875% 7/30/30	100,000	118,385
8.875% 5/15/19	200,000	252,006
Comcast
5.15% 3/1/20	100,000	105,226
5.70% 5/15/18	200,000	220,439
5.70% 7/1/19	200,000	219,023
5.90% 3/15/16	150,000	168,119
6.40% 3/1/40	100,000	107,553
6.45% 3/15/37	200,000	214,389
6.50% 1/15/15	200,000	227,950
6.50% 1/15/17	200,000	230,847
6.50% 11/15/35	200,000	215,638
6.95% 8/15/37	250,000	283,680
Comcast Cable Communications 7.125% 6/15/13	200,000	224,535

LVIP SSgA Bond Index Fund–28

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Media (continued)

	COX Communications
	5.45% 12/15/14	$200,000	$220,372
	7.125% 10/1/12	100,000	109,718
	DIRECTV Holdings
	3.55% 3/15/15	295,000	299,988
	5.20% 3/15/20	65,000	67,507
	5.875% 10/1/19	40,000	43,549
	6.35% 3/15/40	50,000	52,778
	7.625% 5/15/16	107,000	118,768
	DIRECTV Holdings/Financing
	3.125% 2/15/16	100,000	98,782
	4.60% 2/15/21	100,000	98,897
	6.00% 8/15/40	100,000	100,740
	Discovery Communications
	3.70% 6/1/15	100,000	103,639
	5.625% 8/15/19	200,000	219,870
	Disney (Walt)
	4.50% 12/15/13	300,000	327,865
	6.00% 7/17/17	150,000	172,676
	6.375% 3/1/12	100,000	106,529
	Grupo Televisa
	6.625% 1/15/40	100,000	108,794
	8.50% 3/11/32	200,000	258,449
	Historic TW
	6.625% 5/15/29	200,000	221,455
	McGraw-Hill
	6.55% 11/15/37	100,000	108,340
#	NBC Universal 144A
	3.65% 4/30/15	275,000	282,347
	5.15% 4/30/20	270,000	280,406
	6.40% 4/30/40	200,000	213,117
	News America
	5.30% 12/15/14	125,000	138,253
	5.65% 8/15/20	300,000	337,087
	6.15% 3/1/37	30,000	31,381
	6.40% 12/15/35	300,000	323,356
	6.65% 11/15/37	50,000	55,562
	6.90% 8/15/39	100,000	114,876
	Omnicom Group
	4.45% 8/15/20	35,000	34,315
	6.25% 7/15/19	100,000	111,191
	Reed Elsevier Capital
	8.625% 1/15/19	100,000	127,333
	Rogers Communications
	6.80% 8/15/18	150,000	180,615
	7.25% 12/15/12	100,000	111,483
	7.50% 8/15/38	25,000	31,319
	Thomson Reuters
	4.70% 10/15/19	100,000	105,300
	5.95% 7/15/13	100,000	111,076
	6.50% 7/15/18	150,000	175,143
	Time Warner
	3.15% 7/15/15	300,000	305,126
	4.70% 1/15/21	100,000	102,020
	4.875% 3/15/20	200,000	208,677
	5.875% 11/15/16	150,000	169,520
	6.10% 7/15/40	100,000	105,296
	6.50% 11/15/36	100,000	109,651
	7.70% 5/1/32	130,000	159,144
	Time Warner Cable
	3.50% 2/1/15	50,000	51,423
	5.00% 2/1/20	145,000	149,496
	5.40% 7/2/12	100,000	106,202
	5.85% 5/1/17	200,000	223,458
	5.875% 11/15/40	100,000	99,281
	6.20% 7/1/13	50,000	55,564
	6.55% 5/1/37	200,000	214,832
	6.75% 7/1/18	300,000	350,228
	6.75% 6/15/39	100,000	110,815
	7.30% 7/1/38	150,000	175,963
	7.50% 4/1/14	100,000	114,765
	8.25% 2/14/14	100,000	116,157
	8.25% 4/1/19	100,000	124,411
	Time Warner Entertainment 8.375% 3/15/23	250,000	314,544
	Viacom
	5.625% 9/15/19	100,000	111,300
	6.25% 4/30/16	200,000	227,867
	6.875% 4/30/36	150,000	172,654
	WPP Finance
	8.00% 9/15/14	100,000	115,138

			12,339,768

	Metals & Mining–0.54%
	Alcoa
	5.95% 2/1/37	100,000	94,023
	6.00% 7/15/13	300,000	330,319
	6.15% 8/15/20	200,000	205,751
	6.75% 7/15/18	100,000	109,121
	AngloGold Ashanti Holdings
	5.375% 4/15/20	25,000	26,047
	6.50% 4/15/40	10,000	10,256
	Allegheny Technologies
	9.375% 6/1/19	100,000	117,000
	ArcelorMittal
	3.75% 8/5/15	100,000	100,938
	5.375% 6/1/13	150,000	159,533
	6.125% 6/1/18	50,000	53,354
	7.00% 10/15/39	100,000	104,106
	9.00% 2/15/15	100,000	119,126

LVIP SSgA Bond Index Fund–29

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)

ArcelorMittal (continued)
9.85% 6/1/19	$200,000	$253,146
Barrick Australian Finance 5.95% 10/15/39	100,000	106,261
Barrick Gold
6.95% 4/1/19	100,000	122,908
Barrick Gold Financeco
6.125% 9/15/13	200,000	223,981
Barrick North American Finance 7.50% 9/15/38	25,000	31,424
BHP Billiton Finance
4.80% 4/15/13	150,000	162,619
5.25% 12/15/15	100,000	111,180
5.40% 3/29/17	100,000	110,830
5.50% 4/1/14	100,000	110,746
6.50% 4/1/19	150,000	178,664
Cliffs Natural Resources
4.80% 10/1/20	55,000	53,844
6.25% 10/1/40	100,000	97,677
Commercial Metals
7.35% 8/15/18	100,000	101,889
Freeport-McMoRan Copper & Gold
8.25% 4/1/15	100,000	105,469
8.375% 4/1/17	175,000	193,831
Newmont Mining
5.125% 10/1/19	180,000	198,212
6.25% 10/1/39	100,000	109,109
Nucor
4.125% 9/15/22	100,000	97,547
5.75% 12/1/17	50,000	56,423
5.85% 6/1/18	100,000	112,989
Rio Tinto Alcan
6.125% 12/15/33	150,000	160,601
Rio Tinto Finance
6.50% 7/15/18	250,000	291,905
7.125% 7/15/28	75,000	92,300
8.95% 5/1/14	390,000	472,528
9.00% 5/1/19	100,000	134,515
Southern Copper
5.375% 4/16/20	125,000	126,998
6.75% 4/16/40	110,000	114,455
Teck Resources
4.50% 1/15/21	100,000	101,875
6.00% 8/15/40	100,000	106,105
9.75% 5/15/14	200,000	250,460
Vale Overseas
4.625% 9/15/20	100,000	99,508
5.625% 9/15/19	200,000	214,020
6.25% 1/11/16	100,000	111,493
@6.875% 11/21/36	200,000	220,496
6.875% 11/10/39	170,000	188,688
WMC Finance USA
5.125% 5/15/13	100,000	108,207
Xstrata Canada
7.25% 7/15/12	100,000	107,399

		6,869,876

Multi-Utilities–0.20%
Alliant Energy
4.00% 10/15/14	50,000	51,851
Avista
5.125% 4/1/22	30,000	30,895
CenterPoint Energy
5.95% 2/1/17	100,000	107,582
Consolidated Edison New York 5.50% 12/1/39	80,000	83,860
Dominion Resources
5.20% 8/15/19	80,000	86,762
5.95% 6/15/35	25,000	26,655
6.40% 6/15/18	76,000	88,556
8.875% 1/15/19	100,000	129,768
DTE Energy
6.35% 6/1/16	50,000	56,290
7.625% 5/15/14	100,000	115,349
KeySpan
8.00% 11/15/30	25,000	31,173
NiSource Finance
5.40% 7/15/14	150,000	164,628
5.45% 9/15/20	125,000	129,055
6.125% 3/1/22	100,000	107,966
6.15% 3/1/13	100,000	109,146
NSTAR
4.50% 11/15/19	110,000	114,248
Puget Sound Energy
5.764% 7/15/40	50,000	49,914
5.795% 3/15/40	100,000	100,257
SCANA
6.25% 4/1/20	100,000	109,708
Sempra Energy
6.00% 2/1/13	50,000	54,231
6.00% 10/15/39	125,000	132,540
6.15% 6/15/18	25,000	28,642
6.50% 6/1/16	130,000	151,092
United Utilities
5.375% 2/1/19	100,000	102,944
Veolia Environnement
5.25% 6/3/13	100,000	108,089
Xcel Energy
4.70% 5/15/20	100,000	103,144

LVIP SSgA Bond Index Fund–30

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)

Xcel Energy (continued)
6.50% 7/1/36	$100,000	$112,050

		2,486,395

Multiline Retail–0.10%
Kohl’s
6.00% 1/15/33	100,000	102,279
6.25% 12/15/17	50,000	57,770
Nordstrom
4.75% 5/1/20	100,000	101,689
6.75% 6/1/14	100,000	113,422
Target
3.875% 7/15/20	100,000	99,762
5.125% 1/15/13	100,000	108,295
5.875% 3/1/12	100,000	105,332
5.875% 7/15/16	100,000	115,717
6.00% 1/15/18	50,000	57,971
6.50% 10/15/37	100,000	117,005
7.00% 1/15/38	250,000	307,517

		1,286,759

Office Electronics–0.05%
Xerox
4.25% 2/15/15	100,000	104,735
5.50% 5/15/12	100,000	105,656
6.35% 5/15/18	150,000	169,339
6.40% 3/15/16	100,000	114,138
8.25% 5/15/14	125,000	146,018

		639,886

Oil, Gas & Consumable Fuels–1.73%
Anadarko Petroleum
5.95% 9/15/16	100,000	107,559
6.20% 3/15/40	100,000	97,942
6.375% 9/15/17	100,000	109,080
7.625% 3/15/14	100,000	112,184
7.95% 6/15/39	200,000	231,716
8.70% 3/15/19	100,000	122,307
Apache
5.25% 4/15/13	25,000	27,217
5.625% 1/15/17	200,000	228,401
6.00% 1/15/37	50,000	55,174
6.00% 9/15/13	100,000	112,360
Boardwalk Pipelines
5.75% 9/15/19	100,000	107,009
BP Capital Markets
3.125% 3/10/12	100,000	102,284
3.625% 5/8/14	100,000	103,164
3.875% 3/10/15	300,000	309,745
4.75% 3/10/19	200,000	206,547
5.25% 11/7/13	300,000	325,119
Buckeye Partners
5.50% 8/15/19	50,000	52,893
Burlington Resources Finance 7.20% 8/15/31	100,000	119,065
Canadian Natural Resources
5.45% 10/1/12	50,000	53,606
5.85% 2/1/35	200,000	208,559
5.90% 2/1/18	100,000	114,057
6.25% 3/15/38	150,000	166,308
Cenovus Energy
4.50% 9/15/14	100,000	107,247
5.70% 10/15/19	100,000	113,599
6.75% 11/15/39	100,000	116,901
Chevron
3.45% 3/3/12	150,000	154,824
3.95% 3/3/14	200,000	213,671
4.95% 3/3/19	100,000	112,283
ConocoPhillips
4.60% 1/15/15	300,000	327,284
4.75% 10/15/12	100,000	107,135
4.75% 2/1/14	100,000	108,704
5.75% 2/1/19	200,000	228,297
5.90% 5/15/38	150,000	165,575
6.00% 1/15/20	100,000	116,633
6.50% 2/1/39	180,000	214,792
ConocoPhillips Holdings
6.95% 4/15/29	200,000	246,483
Devon Energy
5.625% 1/15/14	100,000	110,599
6.30% 1/15/19	100,000	117,871
7.95% 4/15/32	100,000	133,168
Devon Financing
7.875% 9/30/31	25,000	33,056
Duke Capital
5.668% 8/15/14	100,000	110,321
El Paso Natural Gas
5.95% 4/15/17	100,000	107,764
Enbridge
5.60% 4/1/17	100,000	112,699
5.80% 6/15/14	100,000	111,329
Enbridge Energy Partners
5.20% 3/15/20	100,000	105,001
9.875% 3/1/19	50,000	65,848
EnCana
5.90% 12/1/17	50,000	56,948
6.625% 8/15/37	150,000	164,583
7.20% 11/1/31	50,000	56,584
EnCana Holdings Finance
5.80% 5/1/14	165,000	183,890

LVIP SSgA Bond Index Fund–31

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Oil, Gas & Consumable Fuels (continued)

	Energy Transfer Partners
	5.95% 2/1/15	$100,000	$109,792
	6.70% 7/1/18	100,000	113,617
	7.50% 7/1/38	200,000	233,364
	Enterprise Products Operating
	4.60% 8/1/12	100,000	104,994
	5.20% 9/1/20	100,000	103,799
	5.25% 1/31/20	100,000	104,206
	6.125% 10/15/39	50,000	52,220
	6.30% 9/15/17	100,000	112,994
	6.375% 2/1/13	50,000	54,538
	6.50% 1/31/19	100,000	113,727
	7.55% 4/15/38	100,000	120,284
	9.75% 1/31/14	100,000	120,877
	EOG Resources
	2.95% 6/1/15	100,000	100,798
	4.40% 6/1/20	150,000	151,400
	5.625% 6/1/19	100,000	110,612
	6.875% 10/1/18	25,000	29,745
	EQT
	8.125% 6/1/19	75,000	87,400
	Hess
	5.60% 2/15/41	100,000	99,632
	7.00% 2/15/14	100,000	113,886
	7.125% 3/15/33	100,000	119,155
	7.30% 8/15/31	100,000	120,276
	Husky Energy
	5.90% 6/15/14	100,000	109,985
	7.25% 12/15/19	125,000	148,678
	Kerr-McKee
	6.95% 7/1/24	100,000	108,940
	Kinder Morgan Energy Partners
	5.00% 12/15/13	150,000	163,083
	5.30% 9/15/20	50,000	52,014
	5.625% 2/15/15	165,000	181,250
	5.80% 3/15/35	150,000	143,329
	5.95% 2/15/18	50,000	55,146
	6.50% 9/1/39	100,000	103,644
	6.55% 9/15/40	100,000	105,486
	7.75% 3/15/32	100,000	116,365
	Magellan Midstream Partners
	4.25% 2/1/21	50,000	48,308
	6.55% 7/15/19	50,000	57,095
	Marathon Oil
	6.60% 10/1/37	100,000	114,607
	7.50% 2/15/19	300,000	373,169
	Nexen
	6.20% 7/30/19	130,000	140,215
	6.40% 5/15/37	50,000	48,595
	7.50% 7/30/39	200,000	218,170
	Noble Energy
	8.25% 3/1/19	100,000	125,153
	Noble Holding International
	3.45% 8/1/15	100,000	102,226
	6.20% 8/1/40	50,000	53,656
	7.375% 3/15/14	50,000	56,767
	Norsk Hydro
	7.15% 1/15/29	25,000	30,907
	NuStar Logistics
	4.80% 9/1/20	100,000	97,170
	Occidental Petroleum
	2.50% 2/1/16	100,000	99,835
	4.10% 2/1/21	100,000	101,853
	4.125% 6/1/16	150,000	161,983
	7.00% 11/1/13	50,000	57,849
	ONEOK
	6.00% 6/15/35	125,000	121,471
	ONEOK Partners
	6.15% 10/1/16	50,000	56,262
	6.65% 10/1/36	100,000	108,789
	8.625% 3/1/19	100,000	124,954
	Panhandle Eastern Pipeline 6.20% 11/1/17	50,000	53,345
	Pemex Project Funding Master Trust 6.625% 6/15/35	250,000	255,624
	Petrobras International Finance
	5.75% 1/20/20	200,000	208,514
	5.875% 3/1/18	200,000	213,964
	6.875% 1/20/40	100,000	105,540
	7.875% 3/15/19	400,000	474,867
	Petro-Canada
	5.95% 5/15/35	200,000	206,096
	6.80% 5/15/38	100,000	114,289
	9.25% 10/15/21	50,000	66,896
	Petroleos Mexicanos
	4.875% 3/15/15	200,000	211,500
	6.00% 3/5/20	260,000	276,900
	8.00% 5/3/19	300,000	362,999
	Plains All American Pipeline
	3.95% 9/15/15	200,000	206,876
	4.25% 9/1/12	100,000	104,321
	6.65% 1/15/37	25,000	26,360
	8.75% 5/1/19	50,000	62,146
^	SeaRiver Maritime
	2.561% 9/1/12	100,000	96,217
	Shell International Finance
	1.875% 3/25/13	145,000	147,267
	3.10% 6/28/15	100,000	102,802
	3.25% 9/22/15	200,000	205,674
	4.00% 3/21/14	300,000	319,470

LVIP SSgA Bond Index Fund–32

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Oil, Gas & Consumable Fuels (continued)

	Shell International Finance (continued)
	4.30% 9/22/19	$200,000	$208,890
	4.375% 3/25/20	75,000	78,814
	4.95% 3/22/12	25,000	26,268
	5.50% 3/25/40	100,000	107,533
	6.375% 12/15/38	200,000	237,887
	Southern Natural Gas
	8.00% 3/1/32	100,000	115,064
	#144A 5.90% 4/1/17	25,000	26,934
	Spectra Energy Capital
	5.65% 3/1/20	100,000	106,420
	7.50% 9/15/38	50,000	58,753
	Statoil
	2.90% 10/15/14	200,000	206,988
	5.10% 8/17/40	100,000	100,360
	5.25% 4/15/19	250,000	278,947
	Suncor Energy
	6.10% 6/1/18	150,000	172,729
	6.85% 6/1/39	100,000	115,362
	7.15% 2/1/32	25,000	28,166
	Sunoco
	9.625% 4/15/15	100,000	118,627
	Sunoco Logistics Partners Operations
	6.85% 2/15/40	100,000	105,556
	Talisman Energy
	3.75% 2/1/21	500,000	471,123
	7.75% 6/1/19	125,000	154,567
	Tosco
	8.125% 2/15/30	100,000	129,876
	Total Capital
	2.30% 3/15/16	100,000	97,805
	3.00% 6/24/15	100,000	102,204
	3.125% 10/2/15	100,000	102,568
	4.45% 6/24/20	100,000	103,853
	TransCanada Pipelines
	3.80% 10/1/20	100,000	97,779
	4.875% 1/15/15	50,000	54,611
	6.10% 6/1/40	100,000	110,473
	6.50% 8/15/18	200,000	236,435
	7.25% 8/15/38	100,000	124,763
	7.625% 1/15/39	150,000	194,608
	Valero Energy
	4.50% 2/1/15	45,000	46,846
	4.75% 6/15/13	25,000	26,659
	6.125% 2/1/20	65,000	69,155
	6.625% 6/15/37	150,000	152,822
	7.50% 4/15/32	100,000	105,875
	9.375% 3/15/19	100,000	124,314
	Williams
	8.75% 3/15/32	175,000	214,672
	Williams Partners
	3.80% 2/15/15	200,000	206,877
	5.25% 3/15/20	200,000	207,698
	6.30% 4/15/40	70,000	73,110

			21,863,313

	Paper & Forest Products–0.07%
#	Celulosa Arauco Y Constitucion 144A 5.00% 1/21/21	100,000	98,655
	International Paper
	7.30% 11/15/39	100,000	114,313
	7.50% 8/15/21	80,000	94,672
	7.95% 6/15/18	300,000	357,506
	9.375% 5/15/19	100,000	128,827
	Plum Creek Timberlands
	4.70% 3/15/21	100,000	95,360

			889,333

	Personal Products–0.02%
	Avon Products
	6.50% 3/1/19	100,000	116,445
	Colgate-Palmolive
	4.20% 5/15/13	100,000	107,406

			223,851

	Pharmaceuticals–0.74%
	Abbott Laboratories
	5.125% 4/1/19	200,000	220,586
	5.15% 11/30/12	200,000	216,338
	5.30% 5/27/40	100,000	103,101
	5.60% 11/30/17	100,000	114,497
	5.875% 5/15/16	300,000	346,725
	6.00% 4/1/39	100,000	113,299
	6.15% 11/30/37	100,000	114,707
	Allergan
	5.75% 4/1/16	100,000	114,045
	AstraZeneca
	5.40% 9/15/12	250,000	269,698
	5.90% 9/15/17	100,000	115,966
	6.45% 9/15/37	250,000	297,827
	Bristol Myers Squibb
	5.45% 5/1/18	150,000	170,280
	5.875% 11/15/36	45,000	50,219
	6.125% 5/1/38	3,000	3,477
	GlaxoSmithKline Capital
	4.85% 5/15/13	300,000	325,922
	5.375% 4/15/34	100,000	103,922
	5.65% 5/15/18	200,000	229,036
	6.375% 5/15/38	200,000	237,210

LVIP SSgA Bond Index Fund–33

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

	CORPORATE BONDS (continued)
	Pharmaceuticals (continued)

	Johnson & Johnson
	2.95% 9/1/20	$100,000	$95,882
	4.50% 9/1/40	100,000	95,047
	5.15% 7/15/18	250,000	284,955
	5.85% 7/15/38	100,000	115,523
	Lilly (Eli)
	3.55% 3/6/12	100,000	103,204
	5.20% 3/15/17	140,000	155,389
	5.50% 3/15/27	100,000	107,098
	5.95% 11/15/37	100,000	111,347
	McKesson
	6.50% 2/15/14	100,000	112,428
	Mead Johnson Nutrition
	3.50% 11/1/14	100,000	103,500
	4.90% 11/1/19	100,000	105,676
	5.90% 11/1/39	50,000	51,946
	Merck
	2.25% 1/15/16	100,000	98,860
	3.875% 1/15/21	100,000	99,582
	4.00% 6/30/15	200,000	214,801
	4.75% 3/1/15	150,000	165,337
	5.00% 6/30/19	100,000	110,388
	5.85% 6/30/39	100,000	112,423
	6.40% 3/1/28	50,000	57,743
	Novartis Capital
	1.90% 4/24/13	300,000	304,960
	2.90% 4/24/15	200,000	205,664
	4.125% 2/10/14	100,000	106,797
	4.40% 4/24/20	100,000	105,076
	Novartis Securities Investment
	5.125% 2/10/19	200,000	221,577
	Pfizer
	4.45% 3/15/12	400,000	417,504
	4.50% 2/15/14	50,000	54,394
	5.35% 3/15/15	200,000	225,045
	6.20% 3/15/19	400,000	469,315
	7.20% 3/15/39	300,000	389,555
	Schering-Plough
	6.00% 9/15/17	50,000	58,512
	6.55% 9/15/37	200,000	244,507
	Teva Pharmaceutical Finance
	5.55% 2/1/16	100,000	112,786
	6.15% 2/1/36	100,000	112,977
	Teva Pharmaceutical Finance III 1.50% 6/15/12	100,000	100,956
	Watson Pharmaceuticals
	5.00% 8/15/14	40,000	43,023
	6.125% 8/15/19	45,000	49,915
	Wyeth
	5.50% 3/15/13	50,000	54,697
	5.50% 2/1/14	100,000	111,250
	5.50% 2/15/16	150,000	169,882
	5.95% 4/1/37	100,000	111,047
	6.00% 2/15/36	100,000	111,516
	6.50% 2/1/34	100,000	117,271

			9,346,210

	Real Estate Investment Trusts–0.28%
	AMB Property
	4.50% 8/15/17	100,000	100,137
	AvalonBay Communities
	6.10% 3/15/20	100,000	112,030
	Boston Properties
	5.00% 6/1/15	100,000	107,345
	5.875% 10/15/19	100,000	108,632
	Brandywine Operating Partnership 7.50% 5/15/15	100,000	109,409
	CommonWealth REIT
	5.75% 11/1/15	100,000	104,233
#	Digital Realty Trust 144A
	4.50% 7/15/15	100,000	100,718
	Duke Realty
	6.75% 3/15/20	50,000	54,338
	7.375% 2/15/15	100,000	111,705
	Equity One
	6.25% 12/15/14	50,000	52,810
	ERP Operating
	4.75% 7/15/20	100,000	100,977
	5.125% 3/15/16	100,000	108,009
	5.20% 4/1/13	100,000	107,645
	HCP
	5.65% 12/15/13	250,000	268,722
	Health Care REIT
	6.125% 4/15/20	135,000	142,362
	6.20% 6/1/16	50,000	55,389
	Healthcare Realty Trust
	6.50% 1/17/17	100,000	107,980
	Hospitality Properties Trust
	7.875% 8/15/14	100,000	110,697
	Kimco Realty
	6.875% 10/1/19	150,000	169,979
	Liberty Property
	6.625% 10/1/17	50,000	56,721
	Mack-Cali Realty
	7.75% 8/15/19	100,000	116,563
	ProLogis
	6.25% 3/15/17	50,000	52,240
	6.625% 5/15/18	100,000	106,334
	6.875% 3/15/20	11,000	11,699
	7.625% 8/15/14	50,000	56,426

LVIP SSgA Bond Index Fund–34

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)

Realty Income
5.75% 1/15/21	$100,000	$103,586
Regency Centers
4.80% 4/15/21	100,000	95,560
Simon Property Group
4.20% 2/1/15	180,000	188,389
5.25% 12/1/16	50,000	54,009
5.65% 2/1/20	100,000	108,367
6.75% 2/1/40	100,000	114,272
10.35% 4/1/19	200,000	273,850
Vornado Realty
4.25% 4/1/15	100,000	101,048

		3,572,181

Road & Rail–0.23%
Burlington Northern Santa Fe
5.05% 3/1/41	100,000	93,336
5.65% 5/1/17	150,000	167,400
5.75% 3/15/18	200,000	225,685
6.15% 5/1/37	100,000	107,878
7.95% 8/15/30	100,000	127,256
Canadian National Railway
5.55% 3/1/19	100,000	113,232
5.85% 11/15/17	150,000	169,590
6.25% 8/1/34	100,000	115,272
Canadian Pacific Railway
7.125% 10/15/31	150,000	170,336
7.25% 5/15/19	65,000	77,446
CSX
3.70% 10/30/20	100,000	94,654
6.15% 5/1/37	20,000	21,576
6.22% 4/30/40	100,000	108,945
6.25% 4/1/15	175,000	199,063
7.375% 2/1/19	100,000	120,813
Norfolk Southern
5.90% 6/15/19	100,000	113,416
7.05% 5/1/37	100,000	119,894
7.70% 5/15/17	40,000	48,919
7.80% 5/15/27	100,000	129,273
Ryder System
5.85% 11/1/16	100,000	109,997
Union Pacific
4.00% 2/1/21	65,000	64,202
5.65% 5/1/17	100,000	110,568
6.125% 1/15/12	100,000	105,260
6.125% 2/15/20	200,000	228,637
6.15% 5/1/37	25,000	27,336

		2,969,984

Semiconductors & Semiconductor Equipment–0.03%
Analog Devices
5.00% 7/1/14	50,000	53,932
KLA-Tencor
6.90% 5/1/18	100,000	110,160
Maxim Integrated Products
3.45% 6/14/13	100,000	102,302
National Semiconductor
3.95% 4/15/15	100,000	101,948

		368,342

Software–0.21%
Adobe Systems
3.25% 2/1/15	100,000	101,969
4.75% 2/1/20	85,000	87,107
CA
5.375% 12/1/19	100,000	103,572
Intuit
5.75% 3/15/17	100,000	109,162
Microsoft
1.625% 9/25/15	300,000	292,899
2.95% 6/1/14	115,000	119,809
4.20% 6/1/19	200,000	210,333
5.20% 6/1/39	200,000	209,612
Oracle
3.75% 7/8/14	200,000	212,750
5.00% 7/8/19	100,000	108,690
5.25% 1/15/16	200,000	225,107
5.75% 4/15/18	225,000	257,776
6.50% 4/15/38	100,000	116,953
#144A 3.875% 7/15/20	100,000	99,605
#144A 5.375% 7/15/40	300,000	304,913
Symantec
4.20% 9/15/20	100,000	91,918

		2,652,175

Specialty Retail–0.15%
AutoZone
4.00% 11/15/20	75,000	70,977
5.75% 1/15/15	200,000	220,267
Home Depot
5.25% 12/16/13	100,000	109,830
5.40% 3/1/16	250,000	280,469
5.875% 12/16/36	250,000	260,916
Lowe’s
4.625% 4/15/20	150,000	158,413
5.40% 10/15/16	100,000	113,857
5.60% 9/15/12	50,000	53,969
5.80% 10/15/36	200,000	210,386
5.80% 4/15/40	20,000	21,245
Sherwin-Williams
3.125% 12/15/14	100,000	102,988

LVIP SSgA Bond Index Fund–35

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

CORPORATE BONDS (continued)
Specialty Retail (continued)

Staples
9.75% 1/15/14	$100,000	$121,267
TJX
4.20% 8/15/15	50,000	53,646
6.95% 4/15/19	55,000	66,915

		1,845,145

Thrift & Mortgage Finance–0.03%
US Central Federal Credit Union 1.90% 10/19/12	300,000	306,424
Western Federal Credit Union 1.75% 11/2/12	100,000	101,854

		408,278

Tobacco–0.19%
Altria Group
4.125% 9/11/15	100,000	104,669
8.50% 11/10/13	100,000	118,440
9.25% 8/6/19	100,000	130,710
9.70% 11/10/18	350,000	462,403
9.95% 11/10/38	100,000	141,329
10.20% 2/6/39	100,000	144,955
Lorillard Tobacco
8.125% 6/23/19	100,000	111,446
8.125% 5/1/40	100,000	102,827
Philip Morris International
4.50% 3/26/20	100,000	103,468
4.875% 5/16/13	300,000	324,948
5.65% 5/16/18	150,000	169,372
6.375% 5/16/38	150,000	174,709
Reynolds American
7.25% 6/1/13	50,000	55,664
7.625% 6/1/16	95,000	110,536
UST
6.625% 7/15/12	100,000	107,324

		2,362,800

Trading Companies & Distributors–0.01%
GATX
8.75% 5/15/14	100,000	116,110

		116,110

Wireless Telecommunication Services–0.29%
Alltel
7.875% 7/1/32	100,000	128,137
America Movil
3.625% 3/30/15	200,000	206,646
5.00% 3/30/20	200,000	208,890
5.50% 3/1/14	400,000	434,507
6.125% 11/15/37	150,000	161,022
6.375% 3/1/35	25,000	27,527
American Tower
4.625% 4/1/15	50,000	52,285
5.05% 9/1/20	100,000	98,529
AT&T Wireless
8.125% 5/1/12	150,000	163,910
8.75% 3/1/31	300,000	406,730
Bellsouth Capital Funding
7.875% 2/15/30	100,000	120,808
Cellco Partnership
5.25% 2/1/12	100,000	104,694
5.55% 2/1/14	400,000	441,396
8.50% 11/15/18	200,000	262,106
Vodafone Group
4.15% 6/10/14	100,000	105,202
5.00% 12/16/13	150,000	163,400
5.00% 9/15/15	100,000	109,353
5.45% 6/10/19	200,000	220,153
5.625% 2/27/17	100,000	111,781
6.15% 2/27/37	200,000	214,817

		3,741,893

Total Corporate Bonds (Cost $242,024,463)		253,487,541

MUNICIPAL BONDS–0.78%
American Municipal Power, Ohio Build America Bonds Series B
6.449% 2/15/44	50,000	48,787
7.834% 2/15/41	55,000	59,517
8.084% 2/15/50	100,000	106,560
Bay Area Toll Authority, California Toll Bridge Revenue Build America Bonds
Series F-2 6.263% 4/1/49	200,000	197,814
Series S1 6.793% 4/1/30	100,000	100,384
Series S1 6.918% 4/1/40	100,000	100,803
Series S1 7.043% 4/1/50	100,000	101,215
California State
3.95% 11/1/15	100,000	98,614
4.85% 10/1/14	100,000	104,118
6.20% 10/1/19	100,000	101,401
7.30% 10/1/39	100,000	100,810
(Taxable)
5.75% 3/1/17	100,000	102,329
6.65% 3/1/22	100,000	104,014
7.95% 3/1/36	100,000	102,661
(Taxable Various Purposes)
5.95% 4/1/16	35,000	36,726
7.50% 4/1/34	325,000	336,618
7.55% 4/1/39	200,000	207,627

LVIP SSgA Bond Index Fund–36

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

MUNICIPAL BONDS (continued)

California State Build America Bonds
7.60% 11/1/40	$80,000	$83,388
(Taxable) 7.625% 3/1/40	85,000	88,775
Central Puget Sound, Washington Regional Transportation Authority Sales & Use Tax Revenue Build America Bonds 5.491% 11/1/39	50,000	50,005
Chicago, Illinois Board of Education 6.319% 11/1/29	100,000	94,519
Chicago, Illinois Transit Authority Transfer Tax Receipts Revenue
Series A 6.899% 12/1/40	100,000	99,182
Series B 6.899% 12/1/40	41,000	40,665
City & County of Denver Build America Bonds 5.65% 8/1/30	100,000	97,228
Clark County, Nevada Airport Revenue Build America Bonds 6.881% 7/1/42	50,000	49,372
(Taxable) Series C 6.82% 7/1/45	75,000	73,372
Commonwealth of Massachusetts Consolidated Loan Build America Bonds 5.456%12/1/39	100,000	100,353
Connecticut State Series A 5.85% 3/15/32	100,000	102,842
(Taxable) Build America Bonds Series D 5.09% 10/1/30	200,000	189,158
Dallas Area, Texas Rapid Transit 5.999% 12/1/44	200,000	207,617
Dallas, Texas Independent School District Build America Bonds Series C 6.45% 2/15/35	100,000	104,368
East Bay Municipal Utility District Build America Bonds 5.874% 6/1/40	100,000	97,782
Georgia State Build America Bonds Series H 4.503% 11/1/25	100,000	98,783
Illinois State (Taxable)
2.766% 1/1/12	100,000	100,346
3.321% 1/1/13	100,000	100,078
4.071% 1/1/14	100,000	100,956
4.421% 1/1/15	100,000	100,512
Illinois State Taxable Pension
4.95% 6/1/23	100,000	86,164
5.10% 6/1/33	700,000	524,418
Illinois State Toll Highway Authority Build America Bonds Series B 5.851% 12/1/34	100,000	93,898
Los Angeles, California Community College District
6.60% 8/1/42	100,000	101,436
6.75% 8/1/49	100,000	103,299
Los Angeles, California County Public Works Financing Authority
7.488% 8/1/33	100,000	98,305
7.618% 8/1/40	100,000	98,170
Los Angeles, California Department of Airports Build America Bonds (Taxable) 6.582% 5/15/39	25,000	24,260
Los Angeles, California Department of Water & Power Build America Bonds Series C 6.008% 7/1/39	25,000	23,600
Los Angeles, California Unified School District Build America Bonds 6.758% 7/1/34	115,000	119,224
Massachusetts State 4.91% 5/1/29	100,000	93,344
Massachusetts State Water Pollution Abatement 5.192% 8/1/40	70,000	67,039
Metropolitan Government of Nashville & Davidson County Convention Center Authority Build America Bonds (Taxable) Series B 6.731% 7/1/43	50,000	49,286
Metropolitan Transportation Authority, New York Revenue Build America Bonds
5.871% 11/15/39	100,000	90,231
6.668% 11/15/39	75,000	75,072
Mississippi State Build America Bonds (Taxable) Series F 5.245% 11/1/34	100,000	95,762
Municipal Electric Authority, Georgia Build America Bonds (Taxable) (PLT Vogtle Units 3 & 4 Project)
6.637% 4/1/57	150,000	146,775
7.055% 4/1/57	100,000	91,950
New Jersey State Transportation Trust Fund Authority Build America Bonds 6.561% 12/15/40	100,000	100,795
Series C
5.754% 12/15/28	100,000	96,503
6.104% 12/15/28	200,000	195,496

LVIP SSgA Bond Index Fund–37

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

MUNICIPAL BONDS (continued)

New Jersey State Turnpike Authority Revenue Build America Bonds (Taxable) Series F 7.414% 1/1/40	$90,000	$98,874
New York City, New York
5.517% 10/1/37	85,000	78,670
Series A2 5.206% 10/1/31	100,000	91,859
New York City, New York Municipal Water Finance Authority Build America Bonds
5.724% 6/15/42	65,000	62,740
5.75% 6/15/41	100,000	98,862
5.952% 6/15/42	100,000	102,025
(Taxable) 6.011% 6/15/42	35,000	35,003
New York City, New York Transitional Finance Authority 5.508% 8/1/37	200,000	192,750
Build America Bonds 5.572% 11/1/38	65,000	63,042
New York State Dormitory Authority Build America Bonds
5.50% 3/15/30	100,000	98,721
5.60% 3/15/40	100,000	98,411
New York State Urban Development Corporation Build America Bonds 5.77% 3/15/39	50,000	49,498
Ohio State University Build America Bonds (Taxable) Series C 4.91% 6/1/40	100,000	90,635
Oregon State Department of Transportation (Taxable) Series A Sub-Lien 5.834% 11/15/34	75,000	76,463
Pennsylvania State Public School Building Authority Revenue Qualified School Construction Bond Taxable (Direct Subsidiary) Series A 5.00% 9/15/27	100,000	90,344
Pennsylvania State (Taxable) Series B 2nd 5.35% 5/1/30	100,000	97,522
Pennsylvania State Turnpike Commission Revenue Build America Bonds
5.511% 12/1/45	150,000	133,151
5.561% 12/1/49	200,000	172,988
6.105% 12/1/39	100,000	98,120
Port Authority of New York & New Jersey (Taxable) 5.647% 11/1/40	100,000	96,710
Port of Seattle, Washington (Taxable) Series B1 7.00% 5/1/36	100,000	106,526
Rutgers State University of New Jersey/New Brunswick (Taxable) Build America Bonds 5.665% 5/1/40	155,000	153,999
Salt River, Arizona Project Agricultural Improvement & Power District 4.839% 1/1/41	60,000	54,721
San Antonio, Texas Electric & Gas Build America Bonds 5.985% 2/1/39	50,000	51,155
San Diego County, California Water Authority Financing Agency Revenue Build America Bonds Series B 6.138% 5/1/49	100,000	100,239
San Diego County, California Regional Transportation Commission 5.911% 4/1/48	100,000	98,300
San Francisco City & County Public Utilities Commission Build America Bonds 6.00% 11/1/40	100,000	95,204
Series B 6.00% 11/1/40	100,000	94,816
Texas State Transportation Commission 1st Tier 5.178% 4/1/30	200,000	198,332
University of Massachusetts Building Authority Build America Bonds 5.45% 11/1/40	100,000	95,613
University of Texas System Revenues Build America Bonds Series C 4.794% 8/15/46	90,000	81,427
University of Virginia Revenue Build America Bonds (Taxable) 6.20% 9/1/39	50,000	55,794
Utah State Build America Bonds
Series B 3.539% 7/1/25	100,000	90,677
Series D 4.554% 7/1/24	60,000	60,768
Virginia Commonwealth Transportation Board Build America Bonds 5.35% 5/15/35	100,000	97,964
Washington State Build America Bonds
Series D 5.481% 8/1/39	50,000	48,182
Series F 5.09% 8/1/33	100,000	97,478

LVIP SSgA Bond Index Fund–38

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

MUNICIPAL BONDS (continued)

Washington State Convention Center Public Facilities District 6.79% 7/1/40	$50,000	$48,887

Total Municipal Bonds (Cost $10,135,172)		9,920,796

NON-AGENCY ASSET-BACKED SECURITIES–0.22%
Ally Auto Receivables Trust Series 2010-4 A4 1.35% 12/15/15	35,000	34,205
BMW Vehicle Owner Trust Series 2010-A A3 1.39% 4/25/14	100,000	100,751
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	200,000	227,268
CenterPoint Energy Transition Bond Series 2009-1 A2 3.46% 8/15/19	100,000	102,693
Chase Issuance Trust Series 2007-A17 A 5.12% 10/15/14	200,000	214,797
Citibank Credit Card Issuance Trust
Series 2004-A8 A8 4.90% 12/12/16	25,000	27,608
Series 2005-A2 A2 4.85% 3/10/17	50,000	55,035
Series 2006-A3 A3 5.30% 3/15/18	250,000	280,138
Series 2008-A1 A1 5.35% 2/7/20	150,000	168,043
Series 2008-A5 A5 4.85% 4/22/15	250,000	270,246
Series 2009-A4 A4 4.90% 6/23/16	200,000	220,301
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	250,000	283,636
Honda Auto Receivables Owner Trust Series 2010-2 A3 1.34% 3/18/14	175,000	176,303
Series 2010-3 A3 0.70% 4/21/14	65,000	64,751
Nissan Auto Receivables Owner Trust Series 2010-A A3 0.87% 7/15/14	100,000	99,838
USAA Auto Owner Trust Series 2009-1 A4 4.77% 9/15/14	500,000	528,948

Total Non-Agency Asset-Backed Securities (Cost $2,760,232)		2,854,561

REGIONAL BONDS–0.30%Δ
Canada–0.30%
British Columbia Province
2.85% 6/15/15	100,000	103,054
6.50% 1/15/26	100,000	123,813
7.25% 9/1/36	100,000	138,222
Manitoba Province
2.125% 4/22/13	100,000	102,299
5.00% 2/15/12	100,000	104,850
Nova Scotia Province
2.375% 7/21/15	200,000	200,419
5.125% 1/26/17	50,000	55,742
Ontario Province
1.875% 11/19/12	200,000	203,938
1.875% 9/15/15	200,000	195,746
2.625% 1/20/12	200,000	204,159
2.70% 6/16/15	100,000	101,911
2.95% 2/5/15	200,000	206,649
4.00% 10/7/19	200,000	205,832
4.10% 6/16/14	500,000	540,532
4.40% 4/14/20	200,000	209,488
4.95% 6/1/12	75,000	79,512
4.95% 11/28/16	100,000	111,002
Quebec Province
3.50% 7/29/20	200,000	194,002
4.625% 5/14/18	100,000	108,352
4.875% 5/5/14	100,000	110,759
5.00% 3/1/16	200,000	223,464
7.50% 9/15/29	175,000	240,983

Total Regional Bonds (Cost $3,641,675)		3,764,728

SOVEREIGN BONDS–1.28%Δ
Brazil–0.29%
Republic of Brazil
4.875% 1/22/21	100,000	102,500
5.625% 1/7/41	125,000	124,688
5.875% 1/15/19	500,000	557,499
6.00% 1/17/17	500,000	568,249
7.125% 1/20/37	200,000	239,500
8.00% 1/15/18	166,667	195,834
8.25% 1/20/34	150,000	200,625
8.75% 2/4/25	300,000	414,000
8.875% 10/14/19	200,000	265,000
8.875% 4/15/24	100,000	138,500
10.125% 5/15/27	125,000	191,875
10.25% 6/17/13	150,000	180,750
10.50% 7/14/14	100,000	127,750
11.00% 8/17/40	300,000	404,850

		3,711,620

Canada–0.07%
Canada Government 2.375% 9/10/14	200,000	206,387

LVIP SSgA Bond Index Fund–39

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

SOVEREIGN BONDS (continued)
Canada (continued)

Export Development Canada
2.25% 5/28/15	$200,000	$202,718
3.50% 5/16/13	100,000	105,801
4.50% 10/25/12	300,000	320,455

		835,361

Chile–0.02%
Chile Government
3.875% 8/5/20	100,000	98,806
5.50% 1/15/13	100,000	108,606

		207,412

Hungary–0.02%
Republic of Hungary
4.75% 2/3/15	200,000	195,855
6.25% 1/29/20	100,000	97,085

		292,940

Israel–0.04%
Israel Government
5.125% 3/1/14	100,000	109,604
5.125% 3/26/19	75,000	80,653
5.50% 11/9/16	100,000	113,444
Israel Government AID Bond 5.50% 4/26/24	200,000	228,974

		532,675

Italy–0.19%
Republic of Italy
2.125% 10/5/12	200,000	199,867
2.125% 9/16/13	250,000	246,217
3.125% 1/26/15	300,000	292,931
4.375% 6/15/13	200,000	208,208
4.50% 1/21/15	200,000	205,683
4.75% 1/25/16	200,000	203,991
5.25% 9/20/16	200,000	206,691
5.375% 6/12/17	200,000	205,461
5.375% 6/15/33	200,000	188,776
5.625% 6/15/12	200,000	210,202
6.875% 9/27/23	200,000	220,889

		2,388,916

Japan–0.10%
Development Bank of Japan 5.125% 2/1/17	200,000	225,618
Japan Bank for International Cooperation 4.25% 6/18/13	200,000	214,851
Japan Finance
1.50% 7/6/12	200,000	201,875
2.125% 11/5/12	300,000	305,685
2.875% 2/2/15	100,000	102,398
Japan Finance Organization for Municipalities 5.00% 5/16/17	200,000	223,194

		1,273,621

Mexico–0.21%
Mexican Government
5.625% 1/15/17	250,000	277,750
6.05% 1/11/40	375,000	385,313
6.375% 1/16/13	300,000	329,250
8.30% 8/15/31	300,000	397,500
United Mexican States
5.125% 1/15/20	350,000	366,625
5.875% 2/17/14	100,000	113,750
5.95% 3/19/19	250,000	280,000
6.75% 9/27/34	200,000	226,000
11.375% 9/15/16	200,000	284,500

		2,660,688

Norway–0.05%
Eksportfinans
2.00% 9/15/15	100,000	97,771
5.00% 2/14/12	200,000	209,470
5.50% 5/25/16	250,000	281,725

		588,966

Panama–0.06%
Panama Government
5.20% 1/30/20	200,000	213,000
6.70% 1/26/36	100,000	112,000
7.125% 1/29/26	100,000	120,750
8.875% 9/30/27	100,000	137,500
9.375% 4/1/29	100,000	140,750

		724,000

Peru–0.06%
Republic of Peru
5.625% 11/18/50	100,000	93,000
6.55% 3/14/37	50,000	55,000
7.125% 3/30/19	125,000	150,000
7.35% 7/21/25	100,000	122,150
8.375% 5/3/16	100,000	124,000
8.75% 11/21/33	200,000	275,500

		819,650

Poland–0.05%
Republic of Poland
5.25% 1/15/14	300,000	320,808
6.25% 7/3/12	50,000	53,314
6.375% 7/15/19	280,000	315,059

		689,181

LVIP SSgA Bond Index Fund–40

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

SOVEREIGN BONDS (continued)

Republic of Korea–0.04%
Republic of Korea
4.875% 9/22/14	$50,000	$53,522
5.125% 12/7/16	100,000	107,784
5.75% 4/16/14	200,000	218,814
7.125% 4/16/19	100,000	119,475

		499,595

South Africa–0.05%
South Africa Government
5.875% 5/30/22	100,000	108,000
6.875% 5/27/19	500,000	588,125

		696,125

Sweden–0.03%
Swedish Export Credit
1.75% 10/20/15	55,000	53,109
3.25% 9/16/14	200,000	209,665
5.125% 3/1/17	50,000	55,529

		318,303

Total Sovereign Bonds (Cost $15,749,601)		16,239,053

SUPRANATIONAL BANKS–1.19%
African Development Bank
1.625% 2/11/13	100,000	101,463
1.875% 1/23/12	200,000	202,773
3.00% 5/27/14	100,000	104,810
Andina De Fomento
3.75% 1/15/16	200,000	198,722
8.125% 6/4/19	140,000	165,379
Asian Development Bank
1.625% 7/15/13	500,000	506,902
2.625% 2/9/15	400,000	412,230
2.75% 5/21/14	250,000	260,505
4.25% 10/20/14	100,000	109,516
5.50% 6/27/16	200,000	231,357
5.593% 7/16/18	200,000	230,860
Council of Europe Development Bank 2.75% 2/10/15	100,000	102,911
European Bank for Reconstruction & Development
2.75% 4/20/15	200,000	205,210
3.625% 6/17/13	100,000	106,967
European Investment Bank
1.375% 10/20/15	500,000	480,979
1.625% 3/15/13	500,000	506,873
1.625% 9/1/15	100,000	97,616
1.75% 9/14/12	500,000	509,211
2.00% 2/10/12	500,000	507,847
2.375% 3/14/14	200,000	205,937
2.75% 3/23/15	500,000	515,986
2.875% 3/15/13	200,000	208,118
2.875% 9/15/20	200,000	187,934
3.00% 4/8/14	200,000	209,763
3.125% 6/4/14	500,000	526,425
3.25% 5/15/13	500,000	525,103
4.25% 7/15/13	250,000	269,123
4.875% 2/16/16	300,000	335,280
4.875% 1/17/17	400,000	446,366
4.875% 2/15/36	100,000	102,619
5.125% 5/30/17	500,000	565,037
Inter-American Development Bank
1.75% 10/22/12	500,000	510,094
3.00% 4/22/14	200,000	210,867
3.875% 2/14/20	200,000	210,081
4.25% 9/14/15	375,000	411,002
4.375% 9/20/12	300,000	318,662
5.125% 9/13/16	300,000	341,874
International Bank for Reconstruction & Development
1.125% 7/6/12	300,000	301,021
2.00% 4/2/12	600,000	612,009
2.375% 5/26/15	300,000	307,346
3.50% 10/8/13	700,000	746,751
4.75% 2/15/35	50,000	51,704
5.00% 4/1/16	300,000	337,873
7.625% 1/19/23	100,000	137,168
International Finance
2.125% 11/17/17	200,000	190,814
3.00% 4/22/14	405,000	427,548
3.50% 5/15/13	200,000	213,057
Nordic Investment Bank
1.625% 1/28/13	200,000	202,711
2.50% 7/15/15	200,000	203,299
2.625% 10/6/14	100,000	103,385
3.625% 6/17/13	100,000	106,112

Total Supranational Banks (Cost $14,841,561)		15,083,200

U.S. TREASURY OBLIGATIONS–33.51%
U.S. Treasury Bonds
3.50% 2/15/39	2,650,000	2,283,969
3.875% 8/15/40	2,250,000	2,072,813
4.25% 5/15/39	2,350,000	2,315,486
4.25% 11/15/40	4,000,000	3,935,624
4.375% 2/15/38	1,500,000	1,516,172
4.375% 11/15/39	5,000,000	5,027,344
4.375% 5/15/40	3,000,000	3,014,988
4.50% 2/15/36	1,000,000	1,035,469
4.50% 5/15/38	950,000	978,946
4.50% 8/15/39	3,350,000	3,440,554

LVIP SSgA Bond Index Fund–41

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Bonds (continued)
4.625% 2/15/40	$3,100,000	$3,247,734
4.75% 2/15/37	700,000	752,391
5.00% 5/15/37	250,000	278,985
5.25% 11/15/28	500,000	573,125
5.25% 2/15/29	1,700,000	1,949,953
5.375% 2/15/31	2,500,000	2,918,750
6.125% 11/15/27	800,000	1,005,125
6.125% 8/15/29	1,800,000	2,277,000
6.25% 5/15/30	2,200,000	2,828,032
6.25% 8/15/23	600,000	754,219
6.375% 8/15/27	1,250,000	1,608,789
6.625% 2/15/27	750,000	986,602
6.75% 8/15/26	500,000	663,985
7.125% 2/15/23	500,000	671,641
7.25% 8/15/22	500,000	676,016
7.50% 11/15/24	500,000	700,625
7.625% 11/15/22	500,000	695,860
7.625% 2/15/25	500,000	709,141
7.875% 2/15/21	750,000	1,046,367
8.00% 11/15/21	1,700,000	2,404,703
8.125% 5/15/21	500,000	709,844
8.125% 8/15/21	700,000	996,953
U.S. Treasury Notes
0.375% 8/31/12	2,900,000	2,895,244
0.375% 9/30/12	5,000,000	4,988,869
0.375% 10/31/12	5,000,000	4,985,549
0.50% 10/15/13	2,500,000	2,472,463
0.50% 11/15/13	2,000,000	1,974,532
0.625% 6/30/12	3,000,000	3,009,378
0.625% 7/31/12	3,000,000	3,008,658
0.625% 12/31/12	3,000,000	3,002,237
0.75% 5/31/12	5,000,000	5,024,634
0.75% 8/15/13	2,000,000	1,996,250
0.75% 9/15/13	3,000,000	2,990,859
0.875% 1/31/12	3,000,000	3,017,226
0.875% 2/29/12	3,000,000	3,017,928
1.00% 3/31/12	3,000,000	3,023,451
1.00% 4/30/12	3,500,000	3,528,861
1.00% 7/15/13	2,000,000	2,010,154
1.125% 1/15/12	2,500,000	2,520,410
1.125% 12/15/12	2,500,000	2,526,075
1.125% 6/15/13	3,000,000	3,025,068
1.25% 8/31/15	2,000,000	1,945,470
1.25% 9/30/15	3,000,000	2,911,173
1.25% 10/31/15	10,000,000	9,679,689
1.375% 2/15/12	3,000,000	3,034,218
1.375% 3/15/12	1,500,000	1,518,867
1.375% 4/15/12	1,000,000	1,012,930
1.375% 5/15/12	4,000,000	4,053,752
1.375% 9/15/12	2,500,000	2,536,623
1.375% 10/15/12	3,000,000	3,044,649
1.375% 11/15/12	3,000,000	3,045,234
1.375% 1/15/13	5,000,000	5,076,954
1.375% 2/15/13	3,000,000	3,045,705
1.375% 3/15/13	3,500,000	3,551,681
1.375% 5/15/13	4,000,000	4,058,148
1.50% 7/15/12	1,500,000	1,525,137
1.50% 12/31/13	3,000,000	3,043,593
1.75% 8/15/12	5,000,000	5,103,514
1.75% 4/15/13	3,000,000	3,069,378
1.75% 1/31/14	2,000,000	2,042,188
1.75% 3/31/14	2,000,000	2,039,532
1.75% 7/31/15	3,500,000	3,489,350
1.875% 6/15/12	2,000,000	2,042,422
1.875% 2/28/14	1,500,000	1,536,329
1.875% 4/30/14	2,800,000	2,864,095
1.875% 6/30/15	2,000,000	2,008,282
1.875% 8/31/17	2,000,000	1,909,532
1.875% 9/30/17	2,000,000	1,904,844
1.875% 10/31/17	3,000,000	2,852,343
2.00% 11/30/13	1,600,000	1,647,501
2.125% 11/30/14	2,000,000	2,049,062
2.125% 5/31/15	3,500,000	3,556,336
2.125% 12/31/15	2,000,000	2,010,938
2.25% 5/31/14	2,000,000	2,069,220
2.25% 1/31/15	2,500,000	2,566,798
2.25% 11/30/17	2,500,000	2,431,445
2.375% 8/31/14	3,700,000	3,833,548
2.375% 9/30/14	3,000,000	3,107,814
2.375% 10/31/14	3,800,000	3,933,893
2.375% 2/28/15	5,000,000	5,153,934
2.375% 3/31/16	2,000,000	2,025,626
2.375% 7/31/17	2,000,000	1,974,062
2.50% 3/31/13	1,500,000	1,561,641
2.50% 3/31/15	2,000,000	2,070,472
2.50% 4/30/15	2,000,000	2,067,970
2.50% 6/30/17	2,000,000	1,992,812
2.625% 6/30/14	3,000,000	3,139,923
2.625% 7/31/14	2,400,000	2,510,438
2.625% 12/31/14	3,000,000	3,128,673
2.625% 2/29/16	2,000,000	2,052,970
2.625% 4/30/16	1,000,000	1,023,828
2.625% 8/15/20	5,000,000	4,741,014
2.625% 11/15/20	5,500,000	5,188,908
2.75% 2/28/13	2,000,000	2,090,782
2.75% 10/31/13	2,250,000	2,365,488
2.75% 11/30/16	2,500,000	2,552,150
2.75% 5/31/17	3,000,000	3,038,673
2.75% 12/31/17	2,000,000	2,004,696
2.75% 2/15/19	5,000,000	4,936,329

LVIP SSgA Bond Index Fund–42

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

	Principal
	Amount	Value
	(U.S. $)	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Notes (continued)
3.00% 8/31/16	$2,000,000	$2,076,562
3.00% 9/30/16	2,000,000	2,074,532
3.00% 2/28/17	2,000,000	2,062,812
3.125% 4/30/13	2,000,000	2,113,126
3.125% 8/31/13	1,000,000	1,061,016
3.125% 9/30/13	1,500,000	1,591,524
3.125% 10/31/16	2,500,000	2,608,203
3.125% 1/31/17	3,000,000	3,117,657
3.125% 4/30/17	2,500,000	2,590,820
3.125% 5/15/19	4,000,000	4,042,812
3.25% 5/31/16	1,700,000	1,793,367
3.25% 6/30/16	1,500,000	1,581,680
3.25% 7/31/16	1,850,000	1,947,560
3.25% 12/31/16	2,500,000	2,619,140
3.25% 3/31/17	2,500,000	2,611,328
3.375% 11/30/12	1,000,000	1,054,141
3.375% 6/30/13	1,500,000	1,597,383
3.375% 7/31/13	2,000,000	2,133,594
3.375% 11/15/19	6,200,000	6,330,298
3.50% 5/31/13	950,000	1,013,086
3.50% 2/15/18	1,600,000	1,683,376
3.50% 5/15/20	5,500,000	5,634,953
3.625% 12/31/12	1,000,000	1,060,781
3.625% 5/15/13	1,250,000	1,336,524
3.625% 8/15/19	5,500,000	5,746,641
3.625% 2/15/20	5,000,000	5,189,844
3.75% 11/15/18	3,630,000	3,861,696
3.875% 10/31/12	1,500,000	1,591,583
3.875% 2/15/13	800,000	854,938
3.875% 5/15/18	1,350,000	1,452,727
4.00% 11/15/12	500,000	532,383
4.00% 2/15/14	2,250,000	2,451,445
4.00% 2/15/15	2,500,000	2,739,258
4.00% 8/15/18	2,550,000	2,763,761
4.125% 8/31/12	1,000,000	1,060,078
4.125% 5/15/15	2,250,000	2,477,988
4.25% 9/30/12	2,000,000	2,131,016
4.25% 8/15/13	2,000,000	2,177,812
4.25% 11/15/13	1,000,000	1,094,297
4.25% 8/15/14	1,200,000	1,323,937
4.25% 11/15/14	2,000,000	2,211,406
4.25% 8/15/15	2,500,000	2,768,555
4.25% 11/15/17	1,750,000	1,929,512
4.375% 8/15/12	3,000,000	3,190,314
4.50% 3/31/12	1,000,000	1,051,641
4.50% 4/30/12	1,000,000	1,055,196
4.50% 11/15/15	1,000,000	1,119,766
4.50% 2/15/16	3,000,000	3,359,766
4.50% 5/15/17	1,350,000	1,510,735
4.625% 2/29/12	2,000,000	2,098,204
4.625% 7/31/12	1,900,000	2,025,134
4.625% 11/15/16	1,600,000	1,802,626
4.625% 2/15/17	1,700,000	1,914,227
4.75% 5/31/12	1,000,000	1,061,133
4.75% 5/15/14	2,000,000	2,234,220
4.75% 8/15/17	2,500,000	2,835,353
4.875% 2/15/12	2,500,000	2,625,685
4.875% 6/30/12	850,000	906,279
4.875% 8/15/16	1,000,000	1,139,922
5.125% 5/15/16	1,500,000	1,728,399
6.875% 8/15/25	1,000,000	1,336,875
7.25% 5/15/16	1,000,000	1,260,860
7.50% 11/15/16	800,000	1,028,313
8.125% 8/15/19	500,000	696,680
8.50% 2/15/20	150,000	214,641
8.75% 5/15/17	1,000,000	1,373,125
8.75% 5/15/20	900,000	1,309,992
8.75% 8/15/20	800,000	1,168,750
8.875% 8/15/17	750,000	1,041,914
8.875% 2/15/19	750,000	1,078,946
9.125% 5/15/18	250,000	358,242
9.25% 2/15/16	200,000	270,828
9.875% 11/15/15	500,000	685,860
10.625% 8/15/15	500,000	696,133
11.25% 2/15/15	250,000	346,445

Total U.S. Treasury Obligations (Cost $421,049,701)		424,488,983

	Number of
	Shares

SHORT-TERM INVESTMENT–6.04%
Money Market Mutual Fund–6.04%
Dreyfus Treasury & Agency Cash Management Fund	76,459,184	76,459,184

Total Short-Term Investment (Cost $76,459,184)		76,459,184

LVIP SSgA Bond Index Fund–43

LVIP SSgA Bond Index Fund
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–105.03% (Cost $1,303,211,091)	$1,330,478,658

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(5.03%)◊	(63,763,893)

NET ASSETS APPLICABLE TO 115,381,905 OUTSTANDING–100.00%	$1,266,714,765

NET ASSET VALUE–LVIP SSgA BOND INDEX FUND STANDARD CLASS ($286,220,663/ 26,079,054 Shares)	$10.975

NET ASSET VALUE–LVIP SSgA BOND INDEX FUND SERVICE CLASS ($980,494,102/ 89,302,851 Shares)	$10.979

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization-no par)	$1,233,041,306
Undistributed net investment income	7,103,580
Accumulated net realized loss on investments	(697,688)
Net unrealized appreciation of investments	27,267,567

Total net assets	$1,266,714,765

•	Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

@	Illiquid security. At December 31, 2010, the aggregate amount of illiquid securities was $220,496, which represented 0.02% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010, the aggregate amount of Rule 144A securities was $3,171,089, which represented 0.25% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

◊	Of this amount, $81,674,360 represents payable for securities purchased as of December 31, 2010.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
GNMA–Government National Mortgage Association
REIT–Real Estate Investment Trust
S.F.–Single Family
TBA–To Be Announced
yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–44

LVIP SSgA Bond Index Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Interest	$30,177,877

EXPENSES:
Management fees	3,771,066
Distribution expenses-Service Class	1,844,176
Accounting and administration expenses	425,393
Pricing fees	245,135
Reports and statements to shareholders	85,123
Professional fees	49,630
Trustees’ fees	24,064
Custodian fees	18,553
Other	20,883

6,484,023
Less expenses waived/reimbursed	(881,320)

Total operating expenses	5,602,703

NET INVESTMENT INCOME	24,575,174

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,347,656
Net change in unrealized appreciation/depreciation of investments	17,335,248

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	19,682,904

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,258,078

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$24,575,174	$12,266,015
Net realized gain on investments	2,347,656	939,421
Net change in unrealized appreciation/depreciation of investments	17,335,248	4,632,974

Net increase in net assets resulting from operations	44,258,078	17,838,410

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,790,330)	(2,373,213)
Service Class	(15,506,043)	(6,667,295)

	(20,296,373)	(9,040,508)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	144,562,669	132,268,209
Service Class	529,667,933	410,736,280
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,790,330	2,373,213
Service Class	15,506,043	6,667,295

	694,526,975	552,044,997

Cost of shares repurchased:
Standard Class	(19,453,318)	(16,884,268)
Service Class	(89,717,395)	(68,842,605)

	(109,170,713)	(85,726,873)

Increase in net assets derived from capital share transactions	585,356,262	466,318,124

NET INCREASE IN NET ASSETS	609,317,967	475,116,026

NET ASSETS:
Beginning of year	657,396,798	182,280,772

End of year (including undistributed net investment income of $7,103,580 and $3,874,578, respectively)	$1,266,714,765	$657,396,798

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–45

LVIP SSgA Bond Index Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund
	Standard Class
			5/1/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$10.555	$10.268	$10.000

Income from investment operations:
Net investment income[2]	0.309	0.349	0.239
Net realized and unrealized gain on investments	0.322	0.115	0.092

Total from investment operations	0.631	0.464	0.331

Less dividends and distributions from:
Net investment income	(0.211)	(0.177)	(0.063)

Total dividends and distributions	(0.211)	(0.177)	(0.063)

Net asset value, end of period	$10.975	$10.555	$10.268

Total return[3]	5.97%	4.53%	3.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$286,221	$150,863	$31,057
Ratio of expenses to average net assets	0.40%	0.41%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.49%	0.48%	0.53%
Ratio of net investment income to average net assets	2.80%	3.31%	3.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.71%	3.24%	3.50%
Portfolio turnover	129%	172%	218%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–46

LVIP SSgA Bond Index Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund
	Service Class
			5/1/08[1]
	Year Ended		to
	12/31/2010	12/31/2009	12/31/08

Net asset value, beginning of period	$10.559	$10.271	$10.000

Income from investment operations:
Net investment income[2]	0.281	0.323	0.223
Net realized and unrealized gain on investments	0.321	0.114	0.091

Total from investment operations	0.602	0.437	0.314

Less dividends and distributions from:
Net investment income	(0.182)	(0.149)	(0.043)

Total dividends and distributions	(0.182)	(0.149)	(0.043)

Net asset value, end of period	$10.979	$10.559	$10.271

Total return[3]	5.71%	4.26%	3.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$980,494	$506,534	$151,224
Ratio of expenses to average net assets	0.65%	0.66%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.73%	0.78%
Ratio of net investment income to average net assets	2.55%	3.06%	3.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.46%	2.99%	3.25%
Portfolio turnover	129%	172%	218%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–47

LVIP SSgA Bond Index Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Bond Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Barclay’s Capital U.S. Aggregate Index. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.07% of the first $500 million of average daily net asset of the Fund; and 0.12% of the average daily net assets of the Fund in excess of $500 million. The agreement will continue at least through April 30, 2011 and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

LVIP SSgA Bond Index Fund–48

LVIP SSgA Bond Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.45% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.06% of the first $100 million of the Fund’s average daily net assets; 0.03% of the next $400 million; and 0.02% on average daily net assets in excess of $500 million, subject to a $100,000 minimum.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $56,913 and $14,542, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$311,676
Distribution fees payable to LFD	203,651

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $1,490,557,711 and sales of $1,188,393,121 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended December 31, 2010, the Fund made purchases of $304,464,068 and sales of $16,269,718 of long-term U.S. government securities.

At December 31, 2010, the cost of investments for federal income tax purposes was $1,303,431,112. At December 31, 2010, net unrealized appreciation was $27,047,546, of which $33,047,873 related to unrealized appreciation of investments and $6,000,327 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP SSgA Bond Index Fund–49

LVIP SSgA Bond Index Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$531,035,173	$—	$531,035,173
Corporate Debt	—	253,487,541	—	253,487,541
Foreign Debt	—	35,086,981	—	35,086,981
Municipal Bonds	—	9,920,796	—	9,920,796
Short-Term Investment	76,459,184	—	—	76,459,184
U.S. Treasury Obligations	—	424,488,983	—	424,488,983

Total	$76,459,184	$1,254,019,474	$—	$1,330,478,658

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign Debt
Balance as of 12/31/09	$205,058
Sales	(206,509)
Net realized gain	1,313
Net change in unrealized appreciation/depreciation	138

Balance as of 12/31/10	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/10	$—

During the fiscal year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year	Year
	Ended	Ended
	12/31/10	12/31/09
Ordinary income	$20,296,373	$9,040,508

In addition, the Fund declared an ordinary income consent dividend of $4,325,452 and long-term consent dividend of $49,315 for the year ended December 31, 2009. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,233,041,306
Undistributed ordinary income	7,133,682
Undistributed long-term capital gains	173,145
Post-October losses	(680,914)
Unrealized appreciation of investments	27,047,546

Net assets	$1,266,714,765

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

LVIP SSgA Bond Index Fund–50

LVIP SSgA Bond Index Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns of mortgage- and asset-backed securities and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment	Realized	Paid-in
Income	Loss	Capital

$(1,049,799)	$(3,324,968)	$4,374,767

6.	Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/10	12/31/09
Shares sold:
Standard Class	13,113,360	12,666,527
Service Class	48,064,143	39,278,294
Shares issued upon reinvestment of dividends and distributions:
Standard Class	436,556	222,003
Service Class	1,412,336	623,403

	63,026,395	52,790,227

Shares repurchased:
Standard Class	(1,763,453)	(1,620,645)
Service Class	(8,145,543)	(6,653,345)

	(9,908,996)	(8,273,990)

Net increase	53,117,399	44,516,237

7.	Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and/or Baa or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2010, there were no Section 4(2) securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

LVIP SSgA Bond Index Fund–51

LVIP SSgA Bond Index Fund
Notes to Financial Statements (continued)

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Bond Index Fund–52

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA Bond Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Bond Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Bond Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP SSgA Bond Index Fund–53

LVIP SSgA Bond Index Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)

0.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation agreement and an advisory fee waiver for the Fund through April 30, 2011. The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation and the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

LVIP SSgA Bond Index Fund–54

LVIP SSgA Bond Index Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Funds, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters. Because SSgA had begun managing the Fund in 2008, the Board focused on one year performance.

The Board reviewed the LVIP SSgA Bond Index Fund’s return compared to the average return of its Lipper performance group of BBB-rated corporate debt funds and the Barclays Aggregate Bond Index. The Board noted that the Fund’s return was below the average of its Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board considered SSgA’s statement regarding the impact of trading costs on performance and concluded that the services provided by SSgA were acceptable.

The Board reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were within the range of the contractual sub-adviser fees of the Lipper expense group and concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and noted that it was minimal. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA Bond Index Fund–55

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP SSgA Bond Index Fund–56

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Bond Index Fund–57

LVIP SSgA Funds

LVIP SSgA Funds
SSgA Developed International 150 Fund
SSgA Emerging Markets 100 Fund
SSgA Large Cap 100 Fund
SSgA Small-Mid Cap 200 Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP SSgA Funds

Index

Commentary	1
Disclosure of Fund Expenses	5
Country and Sector Allocations and Top 10 Equity Holdings	7
Statements of Net Assets	11
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	42
Other Fund Information	43
Officer/Trustee Information	45

LVIP SSgA Developed International 150 Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 7.26% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the MSCI EAFE® Index* (net dividends), returned 7.75%

In early 2010, price action reflected a powerful recovery theme. However, as the year progressed, investors faced significant challenges, including the European debt crisis, a potential policy mistake in China, and uncertainty about the strength and even sustainability of the U.S. recovery. However, abstracting from the volatility, it was generally a good year for equities, bonds and commodities, while the dollar was mixed.

Outside of the U.S., both developed and emerging markets had positive gains in 2010, though not at same growth they had in 2009. With a negative start in January and February, MSCI EAFE barely recovered in March ending the first quarter relatively flat. The next three months continued to be a challenge with a disappointing loss in Q2. With strong returns in July and September, EAFE rebounded nicely with a Q3 gain. EAFE’s modest return in Q4 helped end the year with a positive result.

On a sector basis, the Fund’s performance benefited positively from eight out of ten sectors from the industrials, consumer discretionary and materials sectors contributing the most positively and the financials and telecommunication services sectors contributing negatively to the Fund while utilities contributed the least positively to the Fund. On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Teck Resources Ltd., Wartsila Oyj and Volkswagen AG (Ptf Non-Vtg). On an individual securities’ basis, the prominent detractors from the absolute performance of the Fund during this period included Piraeus Bank S.A., Banca Popolare di Milano S.C.A.R.L. and Banco Espirito Santo S/A.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction had positive relative to its benchmark performance in more than half of its sectors with the industrials, energy and utilities sectors being the biggest contributors to the Funds relative positive performance. Conversely, the financials, telecommunication services and materials sectors were a few of the negative contributing sectors that weighed down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Global Structured Products Team
SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/10

	LVIP SSgA		LVIP SSgA
	Developed International		Developed International
	150 Fund	MSCI EAFE	150 Fund
	Standard Class	Index	Service Class
5/1/08	10000	10000	10000
	5727	10879	5718
	8287	14336	8253
12/31/10	8889	15448	8830

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Developed International 150 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,889 for the Standard Class shares and to $8,830 for the Service Class shares. For comparison, look at how the MSCI EAFE Index did from 5/1/08 through 12/31/10. The same $10,000 investment would have increased to $15,448. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+7.26%

Inception (5/1/08)	−4.31%

Service Class Shares

One Year	+7.00%

Inception (5/1/08)	−4.55%

*	The MSCI EAFE Index (Net Dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada.

LVIP SSgA Funds–1

LVIP SSgA Emerging Markets 100 Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 27.77% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the MSCI Emerging Market Index* returned 18.88%.

In early 2010, price action reflected a powerful recovery theme. However, as the year progressed, investors faced significant challenges, including the European debt crisis, a potential policy mistake in China, and uncertainty about the strength and even sustainability of the U.S. recovery. However, abstracting from the volatility, it was generally a good year for equities, bonds and commodities, while the dollar was mixed.

Outside of the U.S., both developed and emerging markets had positive gains in 2010, though not at same growth they had in 2009. Despite a negative start in January, MSCI Emerging Markets recovered nicely ending the first quarter up. The positive momentum was lost in Q2 with a disappointing loss, but rebounded very strongly in Q3 with a positive result. A solid Q4 return helped the MSCI Emerging Markets end the year up.

On a sector basis, the Fund’s performance benefited from all sectors with the exception of one sector contributing negatively. The materials, financials and consumer discretionary sectors contributed the most while the telecommunication services sector was the only sector with a negative contribution. The health care and energy sectors had the least positive contribution to the Fund. On an individual securities’ basis, the largest positive contributors to the relative performance of the fund during this period included Mechel OAO, HTC Corp. and Honam Petrochemical Corp. On an individual securities’ basis, the prominent detractors to the relative performance of the fund during this period included Chaoda Modern Agriculture (Holdings) Ltd., Brasil Telecom S/A and Gazprom Neft.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction returned almost all positive relative to its benchmark performance in the materials, consumer discretionary and industrials sectors. Conversely, the telecommunication services, energy and health care sectors weighted down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Global Structured Products Team
SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 6/18/08 through 12/31/10

	LVIP SSgA		LVIP SSgA
	Emerging Markets		Emerging Markets
	100 Fund	MSCI Emerging	100 Fund
	Standard Class	Markets Index	Service Class
6/18/08	10000	10000	10000
	5927	5052	5918
	11255	9019	11213
12/31/10	14381	10721	14291

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Emerging Markets 100 Fund on 6/18/08 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,381 for the Standard Class shares and to $14,291 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index did from 6/18/08 through 12/31/10. The same $10,000 investment would have increased to $10,721. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+27.77%

Inception (6/18/08)	+15.37%

Service Class Shares

One Year	+27.44%

Inception (6/18/08)	+15.09%

*	The MSCI Emerging Market Index (Net Dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

LVIP SSgA Funds–2

LVIP SSgA Large Cap 100 Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 19.19% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the S&P 500 Index*, returned 15.06%.

In early 2010, price action reflected a powerful recovery theme. However, as the year progressed, investors faced significant challenges, including the European debt crisis, a potential policy mistake in China, and uncertainty about the strength and even sustainability of the U.S. recovery. However, abstracting from the volatility, it was generally a good year for equities, bonds and commodities, while the dollar was mixed.

In the U.S. markets, small cap and midcap stocks beat out the larger cap stocks for the year. Despite a negative start in January, the S&P 500 recovered nicely ending the first quarter up with a modest gain. The positive momentum was lost in Q2 with a disappointing loss, but rebounded nicely in Q3 with a positive result. A strong Q4 return helped the S&P 500 end the year up.

On a sector basis, the Fund’s performance benefited from all sectors with the consumer discretionary, financials and energy sectors contributing the most and the utilities, telecommunication services and health care sectors contributing the least. On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included National Oilwell Varco Inc., Smith International and Limited Brands Inc. On an individual securities’ basis, the detractors from the absolute performance of the Fund during this period included H&R Block, L-3 Communications Holdings Inc. and Raytheon Co.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction returned positive relative to its benchmark performance in the financials, energy and materials sectors. Conversely, the industrials, information technology and telecommunication services sectors weighted down the Funds’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the Fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Global Structured Products Team
SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/10

	LVIP SSgA		LVIP SSgA
	Large Cap		Large Cap
	100 Fund	S&P 500	100 Fund
	Standard Class	Index	Service Class
5/1/08	10000	10000	10000
	6600	6634	6589
	8931	8390	8892
12/31/10	10645	9654	10573

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Large Cap 100 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,645 for the Standard Class shares and to $10,573 for the Service Class shares. For comparison, look at how the S&P 500 Index did from 5/1/08 through 12/31/10. The same $10,000 investment would have decreased to $9,654. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+19.19%

Inception (5/1/08)	+2.37%

Service Class Shares

One Year	+18.90%

Inception (5/1/08)	+2.11%

*	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA Funds–3

LVIP SSgA Small-Mid Cap 200 Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 27.75% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 2000® Index*, returned 26.85%.

In early 2010, price action reflected a powerful recovery theme. However, as the year progressed, investors faced significant challenges, including the European debt crisis, a potential policy mistake in China, and uncertainty about the strength and even sustainability of the U.S. recovery. However, abstracting from the volatility, it was generally a good year for equities, bonds and commodities, while the dollar was mixed.

In the U.S. markets, small cap and midcap stocks beat out the larger cap stocks for the year. Despite a negative start in January, the Russell 2000 recovered nicely ending the first quarter up with a solid gain. The positive momentum was lost in Q2 with a disappointing loss, but rebounded nicely in Q3 with a positive result. A very strong Q4 return helped the Russell 2000 end the year up.

On a sector basis, the Fund’s performance benefited from all sectors with the financials, industrials and consumer discretionary sectors contributing the most and the telecommunication services, utilities and consumer staples sectors contributing the least. On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included CBL & Associates Properties Inc., TAL International Group Inc. and iGATE Corp. On an individual securities’ basis, the most notable detractors from the absolute performance of the Fund during this period included Fuqi International Inc., American Oriental Bioengineering Inc. and Atlantic Tele-Network Inc.

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction contributed the most to the returns relative to its benchmark in financials, health care, materials sectors. Conversely, information technology, energy and consumer discretionary sectors contributed the least impact on the Fund’s performance relative to its benchmark.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the Fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Global Structured Products Team
SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/10

	LVIP SSgA		LVIP SSgA
	Small-Mid Cap		Small-Mid Cap
	200 Fund	Russell	200 Fund
	Standard Class	2000	Service Class
5/1/08	10000	10000	10000
	6908	7053	6897
	10477	8969	10434
12/31/10	13384	11378	13296

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Mid Cap 200 Fund on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,384 for the Standard Class shares and to $13,296 for the Service Class shares. For comparison, look at how the Russell 2000 Index did from 5/1/08 through 12/31/10. The same $10,000 investment would have increased to $11,378. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+27.75%

Inception (5/1/08)	+11.53%

Service Class Shares

One Year	+27.43%

Inception (5/1/08)	+11.25%

*	The Russell 2000 Index measure the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

LVIP SSgA Funds–4

LVIP SSgA Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Developed International 150 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,229.00	0.50%	$2.81
Service Class Shares	1,000.00	1,227.60	0.75%	4.21

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.68	0.50%	$2.55
Service Class Shares	1,000.00	1,021.42	0.75%	3.82

LVIP SSgA Emerging Markets 100 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,337.00	0.56%	$3.30
Service Class Shares	1,000.00	1,335.40	0.81%	4.77

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.38	0.56%	$2.85
Service Class Shares	1,000.00	1,021.12	0.81%	4.13

LVIP SSgA Large Cap 100 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,202.30	0.39%	$2.16
Service Class Shares	1,000.00	1,200.90	0.64%	3.55

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.24	0.39%	$1.99
Service Class Shares	1,000.00	1,021.98	0.64%	3.26

LVIP SSgA Funds–5

LVIP SSgA Funds

Disclosure
     OF FUND EXPENSES (continued)

LVIP SSgA Small-Mid Cap 200 Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,258.20	0.54%	$3.07
Service Class Shares	1,000.00	1,256.70	0.79%	4.49

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.48	0.54%	$2.75
Service Class Shares	1,000.00	1,021.22	0.79%	4.02

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Funds–6

LVIP SSgA Developed International 150 Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2010

Percentage
Country	of Net Assets

Common Stock	94.12%

Australia	10.42%
Belgium	2.27%
Canada	3.61%
Finland	2.91%
France	11.95%
Germany	2.47%
Greece	0.81%
Hong Kong	0.86%
Ireland	0.51%
Italy	3.87%
Japan	16.38%
Luxembourg	0.53%
Netherlands	4.18%
New Zealand	1.29%
Portugal	0.86%
Singapore	3.34%
Spain	4.93%
Sweden	2.03%
Switzerland	1.34%
United Kingdom	19.56%

Preferred Stock	1.09%

Short-Term Investment	3.88%

Total Value of Securities	99.09%

Receivables and Other Assets Net of Liabilities	0.91%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Aerospace & Defense	2.32%
Airlines	0.81%
Automobiles	1.09%
Building Products	0.66%
Capital Markets	0.78%
Chemicals	3.34%
Commercial Banks	7.92%
Commercial Services & Supplies	0.67%
Communications Equipment	0.41%
Construction & Engineering	2.53%
Construction Materials	2.25%
Containers & Packaging	1.45%
Diversified Financial Services	2.07%
Diversified Telecommunication Services	2.39%
Electric Utilities	2.37%
Electrical Equipment	0.78%
Energy Equipment & Services	0.69%
Food & Staples Retailing	5.26%
Food Products	3.02%
Gas Utilities	1.17%
Hotels, Restaurants & Leisure	3.66%
Independent Power Producers & Energy Traders	0.87%
Industrial Conglomerates	1.76%
Insurance	4.58%
Internet & Catalog Retail	0.43%
IT Services	1.21%
Leisure Equipment & Products	0.70%
Machinery	1.57%
Media	3.91%
Metals & Mining	2.49%
Multiline Retail	2.14%
Multi-Utilities	1.37%
Office Electronics	2.00%
Oil, Gas & Consumable Fuels	5.09%
Paper & Forest Products	2.18%
Pharmaceuticals	4.91%
Real Estate Investment Trusts	5.41%
Road & Rail	3.10%
Semiconductors & Semiconductor Equipment	0.53%
Software	1.26%
Specialty Retail	0.78%
Trading Companies & Distributors	1.47%
Transportation Infrastructure	0.60%
Wireless Telecommunication Services	1.21%

Total	95.21%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Volkswagon	1.09%
Wartsila	0.93%
Golden Agri-Resources	0.92%
Fraser & Neave	0.90%
International Power	0.87%
Hutchinson Whampoa	0.86%
Keppel	0.83%
UPM-Kymmene	0.82%
Deutsche Lufthansa	0.81%
Enerplus Resources Fund	0.80%

Total	8.83%

LVIP SSgA Funds–7

LVIP SSgA Emerging Markets 100 Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2010

Percentage
Country	of Net Assets

Common Stock	89.41%

Brazil	5.12%
Czechoslovakia	1.63%
Hong Kong	8.99%
Hungary	1.26%
India	1.60%
Malaysia	1.86%
Poland	1.26%
Republic of Korea	31.09%
Russia	3.20%
South Africa	13.21%
Taiwan	15.68%
Thailand	2.41%
Turkey	2.10%

Preferred Stock	9.32%

Brazil	8.31%
Republic of Korea	1.01%

Short-Term Investment	1.81%

Total Value of Securities	100.54%

Liabilities Net of Receivables and Other Assets	(0.54%)

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Aerospace & Defense	0.98%
Air Freight & Logistics	1.16%
Auto Components	1.23%
Automobiles	3.91%
Beverages	2.55%
Building Products	0.90%
Capital Markets	2.77%
Chemicals	3.94%
Commercial Banks	13.66%
Computers & Peripherals	6.06%
Construction & Engineering	1.06%
Construction Materials	1.97%
Diversified Financial Services	3.05%
Diversified Telecommunication Services	2.69%
Electric Utilities	4.09%
Electronic Equipment, Instruments & Components	1.22%
Food & Staples Retailing	1.22%
Food Products	4.30%
Hotels, Restaurants & Leisure	2.39%
Household Durables	0.83%
Independent Power Producers & Energy Traders	1.00%
Industrial Conglomerates	1.58%
Machinery	4.12%
Marine	0.65%
Metals & Mining	7.97%
Oil, Gas & Consumable Fuels	8.22%
Paper & Forest Products	0.68%
Pharmaceuticals	1.61%
Real Estate Management & Development	0.77%
Semiconductors & Semiconductor Equipment	3.49%
Specialty Retail	1.21%
Tobacco	2.16%
Transportation Infrastructure	1.86%
Water Utilities	1.17%
Wireless Telecommunication Services	2.26%

Total	98.73%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

HTC	2.28%
Honam Petrochemical	1.93%
Kia Motors	1.67%
Chang Hwa Commercial Bank	1.58%
Hyundai Heavy Industries	1.53%
Charoen Pokphand Foods	1.43%
Daewoo Shipbuilding & Marine Engineering	1.39%
Kangwon Land	1.37%
Cia de Bebidas das Americas	1.35%
GS Holdings	1.33%

Total	15.86%

LVIP SSgA Funds–8

LVIP SSgA Large Cap 100 Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	97.15%

Aerospace & Defense	5.00%
Beverages	1.08%
Chemicals	3.34%
Commercial Services & Supplies	1.91%
Communications Equipment	1.73%
Computers & Peripherals	0.72%
Distributors	1.10%
Diversified Consumer Services	0.61%
Diversified Telecommunication Services	2.22%
Electric Utilities	2.82%
Energy Equipment & Services	1.51%
Food Products	3.90%
Health Care Providers & Services	5.49%
Hotels, Restaurants & Leisure	2.01%
Household Durables	1.66%
Household Products	0.91%
Independent Power Producers & Energy Traders	2.62%
Industrial Conglomerates	0.91%
Insurance	9.56%
IT Services	2.83%
Leisure Equipment & Products	2.14%
Machinery	0.88%
Media	5.11%
Metals & Mining	1.10%
Multiline Retail	0.91%
Office Electronics	1.07%
Oil, Gas & Consumable Fuels	8.54%
Paper & Forest Products	1.94%
Pharmaceuticals	5.26%
Real Estate Invesment Trusts	1.94%
Road & Rail	2.17%
Semiconductors & Semiconductor Equipment	6.49%
Software	0.95%
Specialty Retail	0.87%
Textiles, Apparel & Luxury Goods	0.98%
Thrift & Mortgage Finance	2.68%
Tobacco	2.19%

U.S. Treasury Obligations	0.20%

Short-Term Investment	2.90%

Total Value of Securities	100.25%

Liabilities Net of Receivables and Other Assets	(0.25%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Exxon Mobil	1.99%
National Oilwell Varco	1.51%
ConocoPhillips	1.21%
Texas Instruments	1.21%
Murphy Oil	1.20%
Analog Devices	1.19%
CenturyTel	1.18%
PPG Industries	1.17%
CSX	1.16%
Sara Lee	1.14%

Total	12.96%

LVIP SSgA Funds–9

LVIP SSgA Small-Mid Cap 200 Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	96.46%

Aerospace & Defense	2.44%
Airlines	1.01%
Auto Components	0.60%
Biotechnology	0.68%
Building Products	0.90%
Capital Markets	3.59%
Chemicals	4.00%
Commercial Banks	2.02%
Commercial Services & Supplies	1.36%
Communications Equipment	3.71%
Computers & Peripherals	0.44%
Construction & Engineering	1.45%
Consumer Finance	0.39%
Containers & Packaging	0.52%
Distributors	0.50%
Diversified Consumer Services	1.64%
Diversified Financials	0.53%
Diversified Telecommunication Services	0.97%
Electric Utilities	2.39%
Electrical Equipment	0.51%
Electronic Equipment, Instruments & Components	4.30%
Energy Equipment & Services	1.06%
Food & Staples Retailing	2.04%
Food Products	1.62%
Gas Utilities	0.88%
Health Care Equipment & Supplies	4.06%
Health Care Providers & Services	5.45%
Hotels, Restaurants & Leisure	1.85%
Household Durables	2.44%
Industrial Conglomerates	0.82%
Insurance	9.13%
Internet Software & Services	2.45%
IT Services	3.84%
Leisure Equipment & Products	0.55%
Life Sciences Tools & Services	0.96%
Machinery	1.81%
Marine	0.90%
Media	1.23%
Metals & Mining	0.57%
Multiline Retail	1.19%
Multi-Utilities	0.47%
Oil, Gas & Consumable Fuels	3.51%
Paper & Forest Products	0.36%
Pharmaceuticals	0.46%
Real Estate Investment Trusts	4.09%
Road & Rail	0.59%
Semiconductors & Semiconductor Equipment	0.97%
Software	1.36%
Specialty Retail	3.03%
Textiles, Apparel & Luxury Goods	0.91%
Thrift & Mortgage Finance	0.32%
Tobacco	0.34%
Trading Company & Distributors	2.78%
Wireless Telecommunication Services	0.47%

U.S. Treasury Obligations	0.22%

Short-Term Investment	3.23%

Total Value of Securities	99.91%

Receivables and Other Assets Net of Liabilities	0.09%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

iGate	0.88%
Applied Signal Technology	0.84%
Hawkins	0.80%
Internet Capital Group	0.73%
Dillard’s Class A	0.69%
TAL International Group	0.67%
Quaker Chemical	0.67%
Seaboard	0.66%
HealthSpring	0.65%
Anaren	0.63%

Total	7.22%

LVIP SSgA Funds–10

LVIP SSgA Developed International 150 Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–94.12%Δ
	Australia–10.42%
	AGL Energy	111,966	$1,742,671
	Amcor	263,330	1,816,492
	Bendigo & Adelaide Bank	168,289	1,711,229
	Boral	297,168	1,466,826
	Dexus Property Group	2,077,582	1,687,931
	Goodman Group	2,569,367	1,706,746
	GPT Group	585,325	1,758,627
	Metcash	406,511	1,707,432
	OneSteel	427,745	1,132,176
	Orica	63,368	1,612,496
	Origin Energy	101,681	1,731,188
	QBE Insurance Group	80,001	1,483,889
	TABCORP Holdings	260,442	1,892,388
	Tatts Group	678,947	1,790,131
	Telstra	557,051	1,588,285
	Toll Holdings	224,577	1,315,071

			26,143,578

	Belgium–2.27%
	Delhaize Group	19,048	1,407,518
	Groupe Bruxelles Lambert	17,322	1,457,374
	Solvay Class A	15,002	1,599,539
	UCB	35,764	1,227,403

			5,691,834

	Canada–3.61%
	Canadian Tire Class A	28,300	1,935,001
	EnCana	49,231	1,434,993
	Enerplus Resources Fund	65,076	2,003,659
	Loblaw	41,800	1,692,034
	Yamana Gold	155,878	1,995,662

			9,061,349

	Finland–2.91%
	Fortum	63,019	1,898,226
	Nokia	98,250	1,016,690
	UPM-Kymmene	116,136	2,052,643
	Wartsila	30,400	2,320,732

			7,288,291

	France–11.95%
	Bouygues	30,365	1,309,440
	Cap Gemini	31,073	1,451,099
	Casino Guichard Perrachon	18,219	1,776,908
	Cie de Saint-Gobain	32,069	1,650,674
	CNP Assurances	64,692	1,168,047
	France Telecom	63,975	1,333,862
	GDF Suez	39,623	1,422,351
	Lafarge	21,700	1,361,234
	Lagardere	38,112	1,570,907
	Neopost	19,293	1,681,754
	PPR	11,579	1,842,185
	Sanofi-Aventis	20,477	1,309,976
	Schneider Electric	13,140	1,967,563
	SCOR	60,399	1,534,258
	Societe Generale	24,342	1,308,921
	Thales	38,005	1,330,480
	Total	26,368	1,397,769
	Vallourec	15,295	1,607,264
	Vinci	25,895	1,408,355
	Vivendi	57,624	1,556,216

			29,989,263

	Germany–2.47%
	Allianz	12,207	1,451,840
	Deutsche Lufthansa	92,917	2,043,507
	E.ON	41,365	1,264,502
	Muenchener Rueckversicherungs Class R	9,432	1,429,861

			6,189,710

	Greece–0.81%
	OPAP	67,350	1,165,164
	Piraeus Bank	175,379	855,826

			2,020,990

■	Hong Kong–0.86%
	Hutchison Whampoa	210,759	2,169,279

			2,169,279

	Ireland–0.51%
	CRH	61,208	1,268,397

			1,268,397

	Italy–3.87%
	Banca Monte dei Paschi di Siena	1,034,238	1,176,699
	Banca Popolare di Milano Scarl	246,423	863,173
	Enel	273,743	1,368,768
	ENI	65,242	1,425,260
	Finmeccanica	114,328	1,299,996
	Intesa Sanpaolo	509,700	1,215,014
	Telecom Italia	1,063,144	1,374,465
	Unione di Banche Italiane SCpA	113,304	992,206

			9,715,581

	Japan–16.38%
	Astellas Pharma	42,300	1,611,999
	Brother Industries	127,700	1,893,133
	Chiba Bank	256,000	1,664,323
	East Japan Railway	22,000	1,430,278
	Eisai	43,300	1,567,469
	Fukuoka Financial Group	360,000	1,564,736
	Hokuhoku Financial Group	697,000	1,416,056
	ITOCHU	176,200	1,783,370
	Japan Real Estate Investment	181	1,876,525
	Lawson	35,900	1,774,777
	MEIJI Holdings	39,800	1,798,510
	Nintendo	4,600	1,349,726

LVIP SSgA Funds–11

LVIP SSgA Developed International 150 Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Japan (continued)

Nippon Building Fund	179	$1,835,954
Nippon Express	356,000	1,604,334
NTT Data	459	1,588,683
OJI Paper	352,000	1,703,331
Ono Pharmaceutical	34,700	1,619,319
Osaka Gas	431,000	1,671,674
Ricoh	98,000	1,435,942
Rohm	20,500	1,337,807
Sankyo	30,900	1,744,462
Showa Denko	677,000	1,525,469
Sumitomo	134,200	1,898,613
Takeda Pharmaceutical	35,100	1,726,584
West Japan Railway	448	1,674,173

		41,097,247

Luxembourg–0.53%
ArcelorMittal	34,817	1,321,049

		1,321,049

Netherlands–4.18%
Akzo Nobel	27,055	1,681,417
European Aeronautic Defence & Space	76,625	1,786,620
Koninklijke DSM	34,564	1,968,792
Royal Dutch Shell Class A	53,296	1,771,557
SBM Offshore	77,056	1,727,131
Wolters Kluwer	70,575	1,547,426

		10,482,943

New Zealand–1.29%
Fletcher Building	257,870	1,538,746
Telecom Corporation of New Zealand	1,003,236	1,695,900

		3,234,646

Portugal–0.86%
Banco Comercial Portugues	1,373,033	1,068,364
Banco Espirito Santo	282,672	1,088,404

		2,156,768

Singapore–3.34%
Fraser and Neave	450,000	2,247,808
Golden Agri-Resources	3,693,000	2,302,280
Keppel	236,077	2,082,518
Singapore Press Holdings	565,000	1,752,348

		8,384,954

Spain–4.93%
Abertis Infraestructuras	83,499	1,502,035
ACS Actividades de Construccion y Servicios	33,427	1,567,510
Banco de Sabadell	277,295	1,093,652
Banco Popular Espanol	208,008	1,067,890
Banco Santander	116,327	1,232,989
Criteria Caixacorp	311,157	1,656,517
Gas Natural	82,918	1,273,749
Mapfre	417,399	1,159,610
Repsol	65,111	1,814,997

		12,368,949

Sweden–2.03%
Securitas Class B	144,400	1,690,215
Skanska Class B	84,000	1,666,424
Svenska Cellulosa Class B	109,234	1,726,467

		5,083,106

Switzerland–1.34%
Baloise Holding	17,390	1,693,771
Novartis	28,549	1,679,083

		3,372,854

United Kingdom–19.56%
Associated British Foods	104,036	1,920,025
AstraZeneca	34,653	1,579,645
BAE Systems	272,249	1,402,857
Balfour Beatty	348,498	1,698,982
BHP Billiton	45,049	1,794,566
BP	161,925	1,177,294
British Land	210,060	1,723,724
Firstgroup	283,619	1,761,875
Home Retail Group	372,180	1,091,564
HSBC Holdings	152,473	1,549,932
Imperial Tobacco Group	50,671	1,559,643
International Power	319,105	2,184,932
J Sainsbury	310,766	1,832,584
Kingfisher	472,916	1,948,457
Land Securities Group	150,226	1,576,071
Man Group	421,505	1,947,719
Marks & Spencer Group	275,187	1,584,996
Pearson	97,259	1,535,496
Rexam	347,591	1,808,977
RSA Insurance Group	806,710	1,576,910
Sage Group	425,815	1,820,162
Segro	316,282	1,418,570
Tesco	233,894	1,553,321
Thomas Cook Group	374,209	1,104,521
TUI Travel	334,959	1,286,002
United Utilities Group	182,164	1,686,638
Vodafone Group	669,839	1,733,626
Whitbread	69,059	1,931,697
WM Morrison Supermarkets	344,397	1,438,289
WPP	149,061	1,842,900

		49,071,975

Total Common Stock (Cost $220,236,131)		236,112,763

LVIP SSgA Funds–12

LVIP SSgA Developed International 150 Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

PREFERRED STOCK–1.09%
Germany–1.09%
Volkswagen	16,795	$2,735,131

Total Preferred Stock (Cost $1,724,959)		2,735,131

SHORT-TERM INVESTMENT–3.88%
Money Market Mutual Fund–3.88%
Dreyfus Treasury & Agency Cash Management Fund	9,722,766	9,722,766

Total Short-Term Investment (Cost $9,722,766)		9,722,766

TOTAL VALUE OF SECURITIES–99.09% (Cost $231,683,856)	248,570,660

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.91%*	2,284,656

NET ASSETS APPLICABLE TO 29,330,926 SHARES OUTSTANDING–100.00%	$250,855,316

NET ASSET VALUE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($99,086,396 / 11,588,092 Shares)	$8.551

NET ASSET VALUE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($151,768,920 / 17,742,834 Shares)	$8.554

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$223,090,684
Undistributed net investment income	1,287,309
Accumulated net realized gain on investments	9,353,870
Net unrealized appreciation of investments and foreign currencies	17,123,453

Total net assets	$250,855,316

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 7.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

SCpA–Italian Consortium Joint-Stock Company

*Includes $1,064,000 cash pledged as colletral for index future contracts.

1The following futures contract was outstanding at December 31, 2010:

Futures Contract

				Unrealized
	Notional	Notional	Expiration	Appreciation
Contract to Buy	Cost	Value	Date	(Depreciation)

133 EMINI MSCI EAFE Index	$10,820,500	$11,045,650	3/18/11	$225,150

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–13

LVIP SSgA Emerging Markets 100 Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–89.41%Δ
	Brazil–5.12%
	Banco do Brasil	125,826	$2,382,244
	Centrais Eletricas Brasileiras	146,100	1,957,919
	Cia de Saneamento Basico do Estado de Sao Paulo	117,229	3,008,516
	Empresa Bras de Aeronautica	356,300	2,533,422
	Souza Cruz	61,300	3,338,800

			13,220,901

	Czechoslovakia–1.63%
	Komercni Banka	10,134	2,401,127
	Telefonica o2 Czech Republic	88,366	1,801,027

			4,202,154

■	Hong Kong–8.99%
	Bank of China	4,047,100	2,134,849
	Chaoda Modern Agriculture Holdings	2,020,000	1,515,162
	China Agri-Industries Holdings	1,496,529	1,698,216
	China Petroleum & Chemical	2,608,000	2,496,432
	China Shipping Development	1,266,000	1,687,457
	COSCO Pacific	1,411,632	2,459,118
	Guangzhou Automobile Group	1,903,860	2,625,847
	PetroChina	1,762,000	2,303,238
	Shanghai Industrial Holdings	450,000	1,945,320
	Shui On Land	4,122,974	1,983,908
	Zhejiang Expressway	2,368,000	2,333,725

			23,183,272

	Hungary–1.26%
	Magyar Telekom Telecommunications	521,716	1,293,666
	Richter Gedeon	9,537	1,950,068

			3,243,734

	India–1.60%
	Reliance Communications	559,735	1,819,569
	Tata Steel	151,941	2,312,120

			4,131,689

	Malaysia–1.86%
	Genting Malaysia	2,387,400	2,624,707
	PPB Group	388,000	2,171,844

			4,796,551

	Poland–1.26%
	KGHM Polska Miedz	55,748	3,252,750

			3,252,750

	Republic of Korea–31.09%
	Busan Bank	198,912	2,545,719
	CJ Cheiljedang	10,380	2,008,883
	Daegu Bank	154,003	2,142,650
	Daewoo Securities	116,460	2,731,682
	Daewoo Shipbuilding & Marine Engineering	110,930	3,596,259
	GS Holdings	59,050	3,433,721
	Hankook Tire	112,370	3,181,938
	Hanwha	57,690	2,402,785
	Honam Petrochemical	20,790	4,987,746
	Hyosung	29,230	2,763,327
	Hyundai Heavy Industries	9,980	3,943,046
	Hyundai Mipo Dockyard	15,507	3,097,942
	Hyundai Motor	20,510	3,173,677
	Hyundai Securities	171,720	2,281,942
	Hyundai Steel	27,640	3,069,057
	Kangwon Land	141,570	3,528,991
	KB Financial Group	44,304	2,370,783
	KCC	6,590	2,318,622
	Kia Motors	95,230	4,297,559
	Korea Exchange Bank	177,139	1,864,205
	Korea Zinc	11,940	2,944,401
	KT	49,920	2,059,130
	KT&G	38,650	2,230,239
	LG Electronics	20,290	2,135,313
	LG Telecom	302,565	1,934,797
	POSCO	4,426	1,922,374
	SK Holdings	23,630	2,939,920
	SK Telecom	13,449	2,081,072
	Yuhan	14,207	2,198,286

			80,186,066

	Russia–3.20%
	Gazpromneft Class S	404,581	1,689,126
	LUKOIL ADR	37,329	2,109,089
	Surgutneftegaz ADR	217,020	2,300,411
	Tatneft ADR	64,245	2,150,923

			8,249,549

	South Africa–13.21%
	ABSA Group	110,384	2,332,643
	Aveng	416,858	2,721,375
	Exxaro Resources	124,559	2,561,497
	Foschini	229,769	3,121,391
	Gold Fields	166,936	3,038,865
	Imperial Holdings	156,112	3,003,948
	Investec	251,641	2,133,156
	Massmart Holdings	141,901	3,142,171
	Murray & Roberts Holdings	349,994	2,122,152
	Nedbank Group	108,221	2,129,299
	Remgro	159,942	2,726,860
	RMB Holdings	484,002	2,812,691
	Standard Bank Group	137,134	2,226,228

			34,072,276

	Taiwan–15.68%
	Asia Cement	2,254,390	2,492,426
	Catcher Technology	867,000	3,210,010
	Chang Hwa Commercial Bank	4,584,000	4,070,126
	Compal Electronics	1,607,030	2,129,301

LVIP SSgA Funds–14

LVIP SSgA Emerging Markets 100 Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Taiwan (continued)

HTC	190,850	$5,888,412
Lite-On Technology	1,577,803	2,169,006
Macronix International	3,235,000	2,262,393
Mega Financial Holding	3,682,000	2,833,764
Novatek Microelectronics	685,906	2,210,325
Powertech Technology	582,000	1,935,345
Quanta Computer	1,062,000	2,228,125
Taiwan Cement	2,292,051	2,577,281
Taiwan Cooperative Bank	3,787,400	3,284,924
Unimicron Technology	1,622,000	3,158,368

		40,449,806

Thailand–2.41%
Bangkok Bank	516,640	2,518,941
Charoen Pokphand Foods	4,510,000	3,694,760

		6,213,701

Turkey–2.10%
Anadolu Efes Biracilik Ve Malt Sanayii	202,718	3,076,465
Haci Omer Sabanci Holding	500,722	2,338,153

		5,414,618

Total Common Stock (Cost $182,212,811)		230,617,067

PREFERRED STOCK–9.32%Δ
Brazil–8.31%
Centrais Eletricas Brasileiras Class B 6.56%	120,185	1,937,241
Cia de Bebidas das Americas 3.38%	114,590	3,488,348
Cia Energetica de Minas Gerais 9.73%	136,869	2,202,861
Cia Energetica de Sao Paulo Class B 1.00%	153,194	2,492,385
Cia Paranaense de Energia Class B 1.53%	102,967	2,574,873
Eletropaulo Metropolitana Eletricidade de Sao Paulo Class B 26.61%	101,261	1,959,260
Petroleo Brasiliero 3.64%	108,400	1,782,553
Suzano Papel e Celulose 3.86%	197,200	1,756,269
Tele Norte Leste Participacoes 12.14%	121,700	1,781,262
Usinas Siderurgicas de Minas Gerais Class A 2.50%	126,428	1,459,649

		21,434,701

Republic of Korea–1.01%
Samsung Electronics 0.75%	4,490	2,598,894

		2,598,894

Total Preferred Stock (Cost $21,512,141)		24,033,595

SHORT-TERM INVESTMENT–1.81%
Money Market Mutual Fund–1.81%
Dreyfus Treasury & Agency Cash Management Fund	4,672,732	4,672,732

Total Short-Term Investment (Cost $4,672,732)		4,672,732

TOTAL VALUE OF SECURITIES–100.54% (Cost $208,397,684)	259,323,394

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.54%)	(1,403,164)

NET ASSETS APPLICABLE TO 18,473,634 SHARES OUTSTANDING–100.00%	$257,920,230

NET ASSET VALUE–LVIP SSGA EMERGING MARKETS 100 FUND STANDARD CLASS ($78,907,263 / 5,651,182 Shares)	$13.963

NET ASSET VALUE–LVIP SSGA EMERGING MARKETS 100 FUND SERVICE CLASS ($179,012,967 / 12,822,452 Shares)	$13.961

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$185,034,826
Accumulated net investment loss	(6,102)
Accumulated net realized gain on investments	22,017,309
Net unrealized appreciation of investments and foreign currencies	50,874,197

Total net assets	$257,920,230

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 8.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

Summary of Abbreviations:
ADR–American Depositary Receipts
BRL–Brazilian Real
INR–Indian Rupee
MNB–Mellon National Bank
USD–United States Dollar
ZAR–South African Rand

LVIP SSgA Funds–15

LVIP SSgA Emerging Markets 100 Fund
Statement of Net Assets (continued)

1The following foreign currency exchange contracts were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
					Settlement	Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Date	(Depreciation)
MNB	BRL	(31,497)	USD	18,969	1/3/11	$3
MNB	ZAR	5,527,966	USD	(830,000)	1/4/11	3,895

						$3,898

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–16

LVIP SSgA Large Cap 100 Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–97.15%
	Aerospace & Defense–5.00%
	General Dynamics	53,337	$3,784,794
	Honeywell International	90,600	4,816,295
	L-3 Communications Holdings	44,960	3,169,230
	Lockheed Martin	49,161	3,436,846
	Northrop Grumman	62,313	4,036,636
	Raytheon	72,105	3,341,346

			22,585,147

	Beverages–1.08%
	Molson Coors Brewing Class B	97,425	4,889,761

			4,889,761

	Chemicals–3.34%
	Air Products & Chemicals	55,400	5,038,630
	Lubrizol	44,742	4,782,025
	PPG Industries	62,672	5,268,835

			15,089,490

	Commercial Services & Supplies–1.91%
	Republic Services	141,700	4,231,162
	Waste Management	119,500	4,405,965

			8,637,127

	Communications Equipment–1.73%
	Corning	202,464	3,911,604
	Harris	85,996	3,895,619

			7,807,223

	Computers & Peripherals–0.72%
	Hewlett-Packard	77,507	3,263,045

			3,263,045

	Distributors–1.10%
	Genuine Parts	97,007	4,980,339

			4,980,339

	Diversified Consumer Services–0.61%
	Block (H&R)	231,500	2,757,165

			2,757,165

	Diversified Telecommunication Services–2.22%
	AT&T	158,719	4,663,164
	CenturyTel	115,584	5,336,514

			9,999,678

	Electric Utilities–2.82%
	American Electric Power	120,373	4,331,021
	FirstEnergy	104,500	3,868,590
	Progress Energy	104,500	4,543,660

			12,743,271

	Energy Equipment & Services–1.51%
	National Oilwell Varco	101,242	6,808,525

			6,808,525

	Food Products–3.90%
	ConAgra Foods	164,159	3,706,710
	Kraft Foods	135,300	4,263,303
	Sara Lee	294,200	5,151,442
	Smucker (J.M.)	68,267	4,481,729

			17,603,184

	Health Care Providers & Services–5.49%
	Aetna	117,211	3,576,108
	Cardinal Health	114,104	4,371,324
	CIGNA	112,500	4,124,250
	McKesson	62,173	4,375,736
	Quest Diagnostics	70,600	3,810,282
	UnitedHealth Group	125,245	4,522,596

			24,780,296

	Hotels, Restaurants & Leisure–2.01%
	Darden Restaurants	92,100	4,277,124
	Wyndham Worldwide	159,328	4,773,467

			9,050,591

	Household Durables–1.66%
	Garmin	106,987	3,315,527
	Whirlpool	46,900	4,166,127

			7,481,654

	Household Products–0.91%
	Kimberly-Clark	65,414	4,123,699

			4,123,699

	Independent Power Producers & Energy Traders–2.62%
	Ameren	157,741	4,446,719
	Constellation Energy Group	116,500	3,568,395
†	NRG Energy	195,507	3,820,207

			11,835,321

	Industrial Conglomerates–0.91%
	General Electric	224,449	4,105,172

			4,105,172

	Insurance–9.56%
	Allstate	126,400	4,029,632
	Chubb	79,100	4,717,523
	Cincinnati Financial	141,558	4,485,973
	Everest Re Group	50,591	4,291,129
	PartnerRe	51,251	4,118,018
	Principal Financial Group	140,400	4,571,424
	Prudential Financial	67,500	3,962,925
	Travelers	75,747	4,219,865
	Unum Group	165,171	4,000,442
	XL Group	217,600	4,748,031

			43,144,962

LVIP SSgA Funds–17

LVIP SSgA Large Cap 100 Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)

IT Services–2.83%
Automatic Data Processing	92,000	$4,257,760
Computer Sciences	75,019	3,720,942
Fidelity National Information Services	174,921	4,791,087

		12,769,789

Leisure Equipment & Products–2.14%
Hasbro	107,095	5,052,742
Mattel	180,285	4,584,648

		9,637,390

Machinery–0.88%
ITT	76,200	3,970,782

		3,970,782

Media–5.11%
Comcast Class A	217,800	4,785,066
News Class A	285,505	4,156,953
Omnicom Group	105,660	4,839,228
Time Warner	130,631	4,202,399
Time Warner Cable	76,883	5,076,585

		23,060,231

Metals & Mining–1.10%
Newmont Mining	80,500	4,945,115

		4,945,115

Multiline Retail–0.91%
Penney (J.C.)	127,174	4,108,992

		4,108,992

Office Electronics–1.07%
Xerox	420,378	4,842,755

		4,842,755

Oil, Gas & Consumable Fuels–8.54%
Chevron	54,019	4,929,234
ConocoPhillips	80,069	5,452,699
Exxon Mobil	123,073	8,999,108
Marathon Oil	129,627	4,800,088
Murphy Oil	72,915	5,435,813
Spectra Energy	182,531	4,561,450
Williams Companies	177,035	4,376,305

		38,554,697

Paper & Forest Products–1.94%
International Paper	167,100	4,551,804
MeadWestvaco	161,000	4,211,760

		8,763,564

Pharmaceuticals–5.26%
Abbott Laboratories	77,600	3,717,816
Bristol-Myers Squibb	153,000	4,051,440
Johnson & Johnson	63,115	3,903,663
Lilly (Eli)	112,800	3,952,512
Merck	109,537	3,947,713
Pfizer	238,153	4,170,059

		23,743,203

Real Estate Invesment Trusts–1.94%
Annaly Mortgage Management	239,400	4,290,048
ProLogis	309,902	4,474,985

		8,765,033

Road & Rail–2.17%
CSX	80,747	5,217,064
Norfolk Southern	73,221	4,599,743

		9,816,807

Semiconductors & Semiconductor Equipment–6.49%
Analog Devices	142,651	5,373,663
Intel	183,541	3,859,867
Maxim Integrated Products	211,400	4,993,268
Microchip Technology	145,591	4,980,668
Texas Instruments	167,456	5,442,320
Xilinx	160,835	4,660,998

		29,310,784

Software–0.95%
CA	175,203	4,281,961

		4,281,961

Specialty Retail–0.87%
Gap	178,054	3,942,116

		3,942,116

Textiles, Apparel & Luxury Goods–0.98%
VF	51,348	4,425,171

		4,425,171

Thrift & Mortgage Finance–2.68%
Hudson City Bancorp	290,600	3,702,244
New York Community Bancorp	248,598	4,686,072
People’s United Financial	263,117	3,686,269

		12,074,585

Tobacco–2.19%
Altria Group	199,703	4,916,688
Reynolds American	151,838	4,952,955

		9,869,643

Total Common Stock (Cost $389,011,262)		438,568,268

LVIP SSgA Funds–18

LVIP SSgA Large Cap 100 Fund
Statement of Net Assets (continued)

		Principal
		Amount	Value
		(U.S. $)	(U.S. $)

¥^	U.S. TREASURY OBLIGATIONS–0.20%
	U.S. Treasury Bills
	0.105% 3/10/11	$150,000	$149,970
	0.11% 1/20/11	540,000	539,992
	0.12% 2/10/11	225,000	224,980

	Total U. S. Treasury Obligations (Cost $914,909)		914,942

		Number of	Value
		Shares	(U.S. $)

	SHORT-TERM INVESTMENT–2.90%
	Money Market Mutual Fund–2.90%
	Dreyfus Treasury & Agency Cash Management Fund	13,096,942	$13,096,942

	Total Short-Term Investment (Cost $13,096,942)		13,096,942

TOTAL VALUE OF SECURITIES–100.25% (Cost $403,023,113)	452,580,152

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.25%)	(1,115,003)

NET ASSETS APPLICABLE TO 43,663,643 SHARES OUTSTANDING–100.00%	$451,465,149

NET ASSET VALUE–LVIP SSGA LARGE CAP 100 FUND STANDARD CLASS ($145,207,756 / 14,043,961 Shares)	$10.340

NET ASSET VALUE–LVIP SSGA LARGE CAP 100 FUND SERVICE CLASS ($306,257,393 / 29,619,682 Shares)	$10.340

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$371,768,668
Undistributed net investment income	2,430,928
Accumulated net realized gain on investments	27,540,554
Net unrealized appreciation of investments	49,724,999

Total net assets	$451,465,149

†	Non income producing security.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¥	Fully or partially pledged as collateral for futures contracts.

1 The following futures contract was outstanding at December 31, 2010:

Futures Contract

					Unrealized
		Notional	Notional		Appreciation
Contract to Buy		Cost	Value	Expiration Date	(Depreciation)
198	S&P 500 E-Mini Index	$12,236,740	$12,404,700	3/18/11	$167,960

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–19

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–96.46%
	Aerospace & Defense–2.44%
	Applied Signal Technology	23,714	$898,523
	Ducommun	22,000	479,160
	KBR	20,900	636,823
	Triumph Group	6,655	595,024

			2,609,530

	Airlines–1.01%
†	Republic Airways Holdings	78,100	571,692
	SkyWest	32,462	507,056

			1,078,748

	Auto Components–0.60%
	Standard Motor Products	46,600	638,420

			638,420

	Biotechnology–0.68%
†	American Oriental Bioengineering	113,200	271,680
	PDL BioPharma	74,221	462,397

			734,077

	Building Products–0.90%
	Ameron International	7,417	566,436
	Apogee Enterprises	29,582	398,470

			964,906

	Capital Markets–3.59%
	Apollo Investment	36,237	401,144
	Ares Capital	31,772	523,606
	Blackrock Kelso Capital	46,377	512,929
	Fifth Street Finance	40,320	489,486
	Gladstone Capital	39,600	456,192
	MVC Capital	34,335	501,291
	PennantPark Investment	44,634	546,319
	Prospect Capital	38,492	415,714

			3,846,681

	Chemicals–4.00%
	Ashland	8,800	447,568
	Hawkins	19,214	853,101
	Huntsman	38,347	598,597
	Innophos Holdings	16,626	599,866
	Olin	23,748	487,309
	Quaker Chemical	17,109	712,932
	Sensient Technologies	15,900	584,007

			4,283,380

	Commercial Banks–2.02%
	Banco Latinoamericano de Comercio Exterior	32,300	596,258
	First Bancorp	34,278	524,796
	FNB	57,000	559,740
	Renasant	28,600	483,626

			2,164,420

	Commercial Services & Supplies–1.36%
	ABM Industries	21,784	572,919
	Brady Class A	14,900	485,889
	EnergySolutions	71,800	399,926

			1,458,734

	Communications Equipment–3.71%
	Adtran	17,520	634,399
†	Anaren	32,575	679,189
	Bel Fuse Class B	22,910	547,549
	Black Box	15,101	578,217
†	EchoStar Class A	22,918	572,262
	Plantronics	14,808	551,154
	Tellabs	60,900	412,902

			3,975,672

	Computers & Peripherals–0.44%
	Diebold	14,586	467,481

			467,481

	Construction & Engineering–1.45%
	Comfort Systems USA	37,100	488,607
	Granite Construction	15,273	418,938
	Great Lakes Dredge & Dock	88,089	649,216

			1,556,761

	Consumer Finance–0.39%
	Student Loan	13,034	422,823

			422,823

	Containers & Packaging–0.52%
	Sealed Air	21,900	557,355

			557,355

	Distributors–0.50%
†	Core Mark Holding	15,100	537,409

			537,409

	Diversified Consumer Services–1.64%
	Hillenbrand	21,300	443,253
	Regis	24,700	410,020
	Service Corporation International	50,264	414,678
	Stewart Enterprises	73,766	493,495

			1,761,446

	Diversified Financials–0.53%
	Primoris Services	59,737	569,891

			569,891

	Diversified Telecommunication Services–0.97%
	Atlantic Tele-Network	10,294	394,672
	USA Mobility	36,500	648,605

			1,043,277

LVIP SSgA Funds–20

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Electric Utilities–2.39%
	Central Vermont Public Service	22,900	$500,594
	Empire District Electric	25,624	568,853
	Otter Tail	21,000	473,340
	Pepco Holdings	26,900	490,925
	Portland General Electric	24,067	522,254

			2,555,966

	Electrical Equipment–0.51%
	AZZ	13,700	548,137

			548,137

	Electronic Equipment, Instruments & Components–4.30%
	AVX	32,660	503,944
†	China Security & Surveillance Technology	61,100	325,663
†	CPI International	34,982	676,903
	CTS	49,083	542,858
†	Ingram Micro	26,300	502,067
	MTS Systems	15,951	597,524
	Park Electrochemical	16,117	483,510
†	Synnex	15,611	487,063
†	Tech Data	11,020	485,100

			4,604,632

	Energy Equipment & Services–1.06%
	Gulf Island Fabrication	21,301	600,262
	Tidewater	9,849	530,270

			1,130,532

	Food & Staples Retailing–2.04%
	Ingles Markets Class A	30,772	590,822
	Spartan Stores	32,000	542,400
	Village Super Market Class A	16,469	543,477
	Weis Markets	12,730	513,401

			2,190,100

	Food Products–1.62%
	Cal-Maine Foods	13,638	430,688
	Del Monte Foods	31,620	594,456
	Seaboard	357	710,787

			1,735,931

	Gas Utilities–0.88%
	Atmos Energy	16,300	508,560
	Southern Union	18,200	438,074

			946,634

	Health Care Equipment & Supplies–4.06%
	Analogic	10,796	534,510
	Atrion	3,263	585,578
	Cantel Medical	23,279	544,729
	Cooper	11,925	671,855
	Invacare	17,458	526,533
	STERIS	13,794	502,929
	West Pharmaceutical Services	11,020	454,024
	Young Innovations	16,400	524,964

			4,345,122

	Health Care Providers & Services–5.45%
	Chemed	8,545	542,693
	Ensign Group	26,881	668,530
†	HealthSpring	26,277	697,130
†	Kindred Healthcare	25,600	470,272
	National Healthcare	13,137	607,849
	Omnicare	16,300	413,857
	Owens & Minor	10,101	297,272
	Patterson	14,900	456,387
†	Sun Healthcare Group	48,502	614,035
†	Triple-S Management Class B	26,000	496,080
	Universal Health Services Class B	13,208	573,491

			5,837,596

	Hotels, Restaurants & Leisure–1.85%
	Ambassadors Group	42,000	483,000
	Bob Evans Farms	15,100	497,696
	Churchill Downs	12,300	533,820
	Marcus	35,552	471,775

			1,986,291

	Household Durables–2.44%
	American Greetings Class A	22,300	494,168
	Kimball International Class B	66,800	460,920
	National Presto Industries	3,900	507,039
	Newell Rubbermaid	30,400	552,672
	Snap-On	10,651	602,634

			2,617,433

	Industrial Conglomerates–0.82%
	Carlisle	12,104	481,013
	Teleflex	7,331	394,481

			875,494

	Insurance–9.13%
	Allied World Assurance Holdings	10,303	612,410
	Alterra Capital Holdings	20,056	434,012
	American Financial Group	16,223	523,841
	Argo Group International Holdings	14,208	532,090
	Aspen Insurance Holdings	16,063	459,723
	Axis Capital Holdings	14,752	529,302
	Baldwin & Lyons Class B	19,240	452,717
	EMC Insurance Group	20,491	463,916
	Endurance Specially Holdings	12,431	572,696
	Flagstone Reinsurance Holdings	40,510	510,426
	Horace Mann Educators	30,621	552,403
	Maiden Holdings	63,114	496,076
	Mercury General	10,559	454,143

LVIP SSgA Funds–21

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Insurance (continued)

	Montpelier Re Holdings	27,481	$547,971
	OneBeacon Insurance Group	26,770	405,833
	Protective Life	21,000	559,440
	Safety Insurance Group	12,248	582,637
†	Universal American	30,288	619,389
	Validus Holdings	15,247	466,711

			9,775,736

	Internet Software & Services–2.45%
†	AOL	18,300	433,893
	Earthlink	54,321	467,161
†	Internet Capital Group	54,700	777,833
†	S1	78,363	540,705
	United Online	61,600	406,560

			2,626,152

	IT Services–3.84%
	Cass Information Systems	14,900	565,306
†	CIBER	124,054	580,573
	DST Systems	11,200	496,720
	iGate	47,713	940,423
	MAXIMUS	7,667	502,802
	Syntel	11,997	573,337
	Total System Services	29,567	454,740

			4,113,901

	Leisure Equipment & Products–0.55%
	Sturm Ruger	38,600	590,194

			590,194

	Life Sciences Tools & Services–0.96%
	PerkinElmer	19,296	498,223
	Pharmaceutical Product Development	19,652	533,355

			1,031,578

	Machinery–1.81%
	Alamo Group	23,138	643,699
	Ampco-Pittsburgh	18,664	523,525
	Federal Signal	52,075	357,235
	Harsco	14,619	414,010

			1,938,469

	Marine–0.90%
	International Shipholding	15,718	399,237
	Ship Finance International	26,013	559,800

			959,037

	Media–1.23%
	Cinemark Holdings	25,299	436,155
	Gannett	28,000	422,520
	Harte-Hanks	35,866	458,009

			1,316,684

	Metals & Mining–0.57%
	Kaiser Aluminum	12,100	606,089

			606,089

	Multiline Retail–1.19%
	Dillard’s Class A	19,600	743,624
	Fred’s Class A	38,500	529,760

			1,273,384

	Multi-Utilities–0.47%
	Avista	22,300	502,196

			502,196

	Oil, Gas & Consumable Fuels–3.51%
†	Cloud Peak Energy	27,792	645,608
	Delek US Holdings	63,300	460,824
	Knightsbridge Tankers	27,420	610,643
	Overseas Shipholding Group	11,955	423,446
	Teekay	20,352	673,245
	Teekay Tankers Class A	37,191	458,937
†	USEC	80,100	482,202

			3,754,905

	Paper & Forest Products–0.36%
	Glatfelter	31,774	389,867

			389,867

	Pharmaceuticals–0.46%
	Medicis Pharmaceutical Class A	18,352	491,650

			491,650

	Real Estate Investment Trusts–4.09%
	American Capital Agency	18,100	520,194
	Anworth Mortgage Asset	68,825	481,775
	Capstead Mortgage	38,816	488,693
	Chimera Investment	119,900	492,789
	Cypress Sharpridge Investments	34,896	450,507
	Hatteras Fianancial	17,968	543,892
	Hospitality Properties Trust	19,460	448,358
	Invesco Mortgage Capital	20,051	437,914
	MFA Financial	62,997	514,056

			4,378,178

	Road & Rail–0.59%
	Ryder System	11,925	627,732

			627,732

	Semiconductors & Semiconductor Equipment–0.97%
	Cohu	33,553	556,309
	Intersil Class A	31,400	479,478

			1,035,787

LVIP SSgA Funds–22

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Software–1.36%
	Broadridge Financial Solutions	21,600	$473,688
	Fair Isaac	18,268	426,923
	Henry (Jack) & Associates	19,240	560,846

			1,461,457

	Specialty Retail–3.03%
	Barnes & Noble	21,700	307,055
	Big 5 Sporting Goods	30,284	462,437
	Cato Class A	21,536	590,302
	Foot Locker	30,954	607,317
†	Fuqi International	42,400	270,512
	Men’s Wearhouse	19,518	487,560
@	Stage Stores	30,000	520,200

			3,245,383

	Textiles, Apparel & Luxury Goods–0.91%
	Unifirst	9,050	498,203
	Weyco Group	19,625	480,616

			978,819

	Thrift & Mortgage Finance–0.32%
	Bank Mutual	71,100	339,858

			339,858

	Tobacco–0.34%
	Universal	8,821	359,015

			359,015

	Trading Company & Distributors–2.78%
	Aircastle	48,970	511,737
	Electro Rent	35,136	567,798
	GATX	16,186	571,042
	TAL International Group	23,145	714,485
	Textainer Group Holdings	21,436	610,712

			2,975,774

	Wireless Telecommunication Services–0.47%
	Telephone & Data Systems	13,700	500,735

			500,735

	Total Common Stock (Cost $85,913,299)		103,317,459

		Principal
		Amount
		(U.S. $)

¥^	U.S. TREASURY OBLIGATIONS–0.22%
	U.S. Treasury Bills
	0.11% 1/20/11	$35,000	34,999
	0.12% 2/10/11	125,000	124,989
	0.105% 3/10/11	75,000	74,985

	Total U. S. Treasury Obligations (Cost 234,966)		234,973

		Number
		of Shares

	SHORT-TERM INVESTMENT–3.23%
	Money Market Mutual Fund–3.23%
	Dreyfus Treasury & Agency Cash Management Fund	3,462,455	3,462,455

	Total Short-Term Investment (Cost $3,462,455)		3,462,455

TOTAL VALUE OF SECURITIES–99.91% (Cost $89,610,720)	107,014,887

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	94,676

NET ASSETS APPLICABLE TO 8,330,239 SHARES OUTSTANDING–100.00%	$107,109,563

NET ASSET VALUE–LVIP SSGA SMALL-MID CAP 200 FUND STANDARD CLASS ($8,414,994 / 654,466 Shares)	$12.858

NET ASSET VALUE–LVIP SSGA SMALL-MID CAP 200 FUND SERVICE CLASS ($98,694,569 / 7,675,773 Shares)	$12.858

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$77,077,406
Undistributed net investment income	876,465
Accumulated net realized gain on investments	11,712,692
Net unrealized appreciation of investments	17,443,000

Total net assets	$107,109,563

†	Non income producing security.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¥	Fully or partially pledged as collateral for futures contracts.

@	Illiquid security. At December 31, 2010, the aggregate amount of illiquid securities was $520,200, which represented 0.49% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

LVIP SSgA Funds–23

LVIP SSgA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)

1The following futures contract was outstanding at December 31, 2010:

Futures Contract

					Unrealized
		Notional	Notional		Appreciation
Contract to Buy		Cost	Value	Expiration Date	(Depreciation)

45	Russell 2000 Mini Index	$3,481,517	$3,520,350	3/18/11	$38,833

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–24

LVIP SSgA Funds
Statements of Operations
Year Ended December 31, 2010

	LVIP	LVIP	LVIP	LVIP
	SSgA Developed	SSgA Emerging	SSgA Large Cap	SSgA Small-Mid
	International 150 Fund	Markets 100 Fund	100 Fund	Cap 200 Fund

INVESTMENT INCOME:
Dividends	$5,051,341	$4,914,028	$8,231,580	$2,806,395
Interest	661	6,617	1,466	620
Foreign tax withheld	(392,626)	(473,313)	—	(129)

	4,659,376	4,447,332	8,233,046	2,806,886

EXPENSES:
Management fees	1,092,624	1,814,108	1,403,679	526,935
Distribution expenses-Service Class	279,081	306,073	545,231	181,341
Custodian fees	124,420	188,667	7,218	8,251
Accounting and administration expenses	65,265	75,026	120,836	34,412
Reports and statements to shareholders	22,952	38,732	27,365	21,319
Professional fees	22,429	22,879	23,826	20,022
Pricing fees	12,201	11,994	1,346	1,993
Trustees’ fees	3,261	4,225	6,144	1,910
Other	9,266	7,166	6,713	4,614

	1,631,499	2,468,870	2,142,358	800,797
Less expenses waived/reimbursed	(594,191)	(1,194,882)	(493,864)	(232,177)

Total operating expenses	1,037,308	1,273,988	1,648,494	568,620

NET INVESTMENT INCOME	3,622,068	3,173,344	6,584,552	2,238,266

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	15,601,098	24,385,053	34,517,003	14,889,906
Foreign currencies	134,311	(831,702)	—	—
Futures contracts	(362,572)	—	1,259,341	678,833

Net realized gain	15,372,837	23,553,351	35,776,344	15,568,739
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(1,003,873)	18,793,221	13,061,112	1,513,820

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	14,368,964	42,346,572	48,837,456	17,082,559

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,991,032	$45,519,916	$55,422,008	$19,320,825

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–25

LVIP SSgA Funds
Statements of Changes in Net Assets

	LVIP		LVIP		LVIP		LVIP
	SSgA Developed		SSgA Emerging		SSgA Large Cap		SSgA Small-Mid
	International 150 Fund		Markets 100 Fund		100 Fund		Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,622,068	$967,908	$3,173,344	$1,083,414	$6,584,552	$1,972,179	$2,238,266	$839,624
Net realized gain (loss) on investments and foreign currencies	15,372,837	(5,195,479)	23,553,351	(2,406,860)	35,776,344	(7,864,958)	15,568,739	(3,471,571)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(1,003,873)	23,826,314	18,793,221	36,529,630	13,061,112	41,368,514	1,513,820	18,497,820

Net increase in net assets resulting from operations	17,991,032	19,598,743	45,519,916	35,206,184	55,422,008	35,475,735	19,320,825	15,865,873

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,080,132)	(6,146)	(735,506)	(230,024)	(1,523,727)	(7,519)	(101,014)	(25,113)
Service Class	(1,357,471)	(819,889)	(1,343,293)	(737,658)	(2,624,822)	(1,322,236)	(1,300,964)	(557,923)

	(2,437,603)	(826,035)	(2,078,799)	(967,682)	(4,148,549)	(1,329,755)	(1,401,978)	(583,036)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	95,974,302	491,268	56,210,822	24,310,194	134,960,303	2,045,567	6,820,144	1,482,771
Service Class	75,244,330	47,681,044	90,736,150	61,156,306	150,800,965	98,206,937	61,475,194	31,391,218
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,080,132	6,146	735,506	230,024	1,523,727	7,519	101,014	25,113
Service Class	1,357,471	819,889	1,343,293	737,658	2,624,822	1,322,236	1,300,964	557,923

	173,656,235	48,998,347	149,025,771	86,434,182	289,909,817	101,582,259	69,697,316	33,457,025

Cost of shares repurchased:
Standard Class	(3,706,086)	(83,766)	(13,722,421)	(3,753,352)	(4,496,886)	(1,636,719)	(1,574,792)	(439,510)
Service Class	(13,736,532)	(12,027,444)	(40,603,520)	(16,308,228)	(36,854,785)	(20,013,154)	(32,357,682)	(8,895,645)

	(17,442,618)	(12,111,210)	(54,325,941)	(20,061,580)	(41,351,671)	(21,649,873)	(33,932,474)	(9,335,155)

Increase in net assets derived from capital share transactions	156,213,617	36,887,137	94,699,830	66,372,602	248,558,146	79,932,386	35,764,842	24,121,870

NET INCREASE IN NET ASSETS	171,767,046	55,659,845	138,140,947	100,611,104	299,831,605	114,078,366	53,683,689	39,404,707
NET ASSETS:
Beginning of year	79,088,270	23,428,425	119,779,283	19,168,179	151,633,544	37,555,178	53,425,874	14,021,167

End of year	$250,855,316	$79,088,270	$257,920,230	$119,779,283	$451,465,149	$151,633,544	$107,109,563	$53,425,874

Undistributed (accumulated) net investment income (loss)	$1,287,309	$157,535	$(6,102)	$54,623	$2,430,928	$634,104	$876,465	$261,408

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–26

LVIP SSgA Developed International 150 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed
	International 150 Fund
	Standard Class
			5/1/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$8.067	$5.650	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.220	0.154	0.143
Net realized and unrealized gain (loss) on investments and foreign currencies	0.363	2.370	(4.421)

Total from investment operations	0.583	2.524	(4.278)

Less dividends and distributions from:
Net investment income	(0.099)	(0.107)	(0.072)

Total dividends and distributions	(0.099)	(0.107)	(0.072)

Net asset value, end of period	$8.551	$8.067	$5.650

Total return[3]	7.26%	44.72%	(42.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,086	$557	$75
Ratio of expenses to average net assets	0.52%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.93%	1.10%	2.79%
Ratio of net investment income to average net assets	2.67%	2.21%	3.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.26%	1.62%	0.89%
Portfolio turnover	47%	42%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–27

LVIP SSgA Developed International 150 Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed
	International 150 Fund
	Service Class
			5/1/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$8.070	$5.654	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.193	0.136	0.132
Net realized and unrealized gain (loss) on investments and foreign currencies	0.370	2.370	(4.419)

Total from investment operations	0.563	2.506	(4.287)

Less dividends and distributions from:
Net investment income	(0.079)	(0.090)	(0.059)

Total dividends and distributions	(0.079)	(0.090)	(0.059)

Net asset value, end of period	$8.554	$8.070	$5.654

Total return[3]	7.00%	44.33%	(42.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$151,769	$78,531	$23,353
Ratio of expenses to average net assets	0.77%	0.76%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.18%	1.35%	3.04%
Ratio of net investment income to average net assets	2.42%	1.96%	2.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.01%	1.37%	0.64%
Portfolio turnover	47%	42%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–28

LVIP SSgA Emerging Markets 100 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging
	Markets 100 Fund
	Standard Class
			6/18/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$11.042	$5.874	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.252	0.183	0.098
Net realized and unrealized gain (loss) on investments and foreign currencies	2.809	5.098	(4.176)

Total from investment operations	3.061	5.281	(4.078)

Less dividends and distributions from:
Net investment income	(0.140)	(0.113)	(0.048)

Total dividends and distributions	(0.140)	(0.113)	(0.048)

Net asset value, end of period	$13.963	$11.042	$5.874

Total return[3]	27.77%	89.89%	(40.73% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$78,907	$24,022	$162
Ratio of expenses to average net assets	0.58%	0.68%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.30%	1.43%	3.90%
Ratio of net investment income to average net assets	2.09%	2.06%	2.72%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.37%	1.31%	(0.48% )
Portfolio turnover	58%	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–29

LVIP SSgA Emerging Markets 100 Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging
	Markets 100 Fund
	Service Class
			6/18/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$11.044	$5.877	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.219	0.161	0.089
Net realized and unrealized gain (loss) on investments and foreign currencies	2.808	5.096	(4.174)

Total from investment operations	3.027	5.257	(4.085)

Less dividends and distributions from:
Net investment income	(0.110)	(0.090)	(0.038)

Total dividends and distributions	(0.110)	(0.090)	(0.038)

Net asset value, end of period	$13.961	$11.044	$5.877

Total return[3]	27.44%	89.47%	(40.82% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$179,013	$95,757	$19,006
Ratio of expenses to average net assets	0.83%	0.93%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.55%	1.68%	4.15%
Ratio of net investment income to average net assets	1.84%	1.81%	2.47%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.12%	1.06%	(0.73% )
Portfolio turnover	58%	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–30

LVIP SSgA Large Cap 100 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA
	Large Cap 100 Fund
	Standard Class
			5/1/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$8.774	$6.560	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.256	0.183	0.192
Net realized and unrealized gain (loss) on investments	1.425	2.131	(3.593)

Total from investment operations	1.681	2.314	(3.401)

Less dividends and distributions from:
Net investment income	(0.115)	(0.100)	(0.039)

Total dividends and distributions	(0.115)	(0.100)	(0.039)

Net asset value, end of period	$10.340	$8.774	$6.560

Total return[3]	19.19%	35.32%	(34.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$145,208	$698	$174
Ratio of expenses to average net assets	0.41%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.59%	0.61%	0.95%
Ratio of net investment income to average net assets	2.63%	2.47%	4.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.45%	2.32%	3.51%
Portfolio turnover	133%	36%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–31

LVIP SSgA Large Cap 100 Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA
	Large Cap 100 Fund
	Service Class
			5/1/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$8.775	$6.564	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.225	0.165	0.180
Net realized and unrealized gain (loss) on investments	1.431	2.127	(3.592)

Total from investment operations	1.656	2.292	(3.412)

Less dividends and distributions from:
Net investment income	(0.091)	(0.081)	(0.024)

Total dividends and distributions	(0.091)	(0.081)	(0.024)

Net asset value, end of period	$10.340	$8.775	$6.564

Total return[3]	18.90%	34.96%	(34.11% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$306,257	$150,936	$37,381
Ratio of expenses to average net assets	0.66%	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.86%	1.20%
Ratio of net investment income to average net assets	2.38%	2.22%	3.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.20%	2.07%	3.26%
Portfolio turnover	133%	36%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–32

LVIP SSgA Small-Mid Cap 200 Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA
	Small-Mid Cap 200 Fund
	Standard Class
			5/1/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$10.226	$6.839	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.363	0.243	0.184
Net realized and unrealized gain (loss) on investments and foreign currencies	2.470	3.283	(3.278)

Total from investment operations	2.833	3.526	(3.094)

Less dividends and distributions from:
Net investment income	(0.201)	(0.139)	(0.067)

Total dividends and distributions	(0.201)	(0.139)	(0.067)

Net asset value, end of period	$12.858	$10.226	$6.839

Total return[3]	27.75%	51.66%	(30.92% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,415	$2,049	$368
Ratio of expenses to average net assets	0.51%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.86%	1.35%
Ratio of net investment income to average net assets	3.16%	2.93%	3.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.86%	2.53%	2.56%
Portfolio turnover	76%	42%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–33

LVIP SSgA Small-Mid Cap 200 Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA
	Small-Mid Cap 200 Fund
	Service Class
			5/1/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$10.228	$6.843	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.330	0.222	0.171
Net realized and unrealized gain (loss) on investments and foreign currencies	2.472	3.281	(3.275)

Total from investment operations	2.802	3.503	(3.104)

Less dividends and distributions from:
Net investment income	(0.172)	(0.118)	(0.053)

Total dividends and distributions	(0.172)	(0.118)	(0.053)

Net asset value, end of period	$12.858	$10.228	$6.843

Total return[3]	27.43%	51.29%	(31.03% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$98,695	$51,377	$13,653
Ratio of expenses to average net assets	0.76%	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.11%	1.60%
Ratio of net investment income to average net assets	2.91%	2.68%	3.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.61%	2.28%	2.31%
Portfolio turnover	76%	42%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–34

LVIP SSgA Funds
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The investment objective of each Fund is to maximize long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at market value. Open-end investment companies are valued at their published net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund value its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2008 — December 31, 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in the foreign exchange rates from that which are due to changes in market prices. Such changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

LVIP SSgA Funds–35

LVIP SSgA Funds
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Funds’ investment portfolio, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:

LVIP SSgA	LVIP SSgA
Developed	Emerging	LVIP SSgA	LVIP SSgA
International	Markets	Large Cap	Small-Mid
150 Fund	100 Fund	100 Fund	Cap 200 Fund

0.75%	1.09%	0.52%	0.69%

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2011 at an annual rate based on each Fund’s average daily net assets as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

On the first $100 million	0.35%	0.69%	0.12%	0.29%
In excess of $100 million	0.43%	0.76%	0.22%	0.39%

Additionally, LIAC has contractually agreed to waive its fee and/or reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding distribution fees), do not exceed specified percentage of average daily net assets of the Funds. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Funds.

LVIP SSgA	LVIP SSgA
Developed	Emerging	LVIP SSgA	LVIP SSgA
International	Markets	Large Cap	Small-Mid
150 Fund	100 Fund	100 Fund	Cap 200 Fund

0.80%	0.90%	0.60%	0.60%

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Funds’ investment portfolios. For these services, LIAC, not the Funds, pays the Sub-Advisor an annual fee based on each Fund’s average daily net assets as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

On the first $50 million	0.18%	0.18%	0.18%	0.18%
On the next $50 million	0.06%	0.10%	0.10%	0.05%
On the next $400 million	0.06%	0.06%	0.05%	0.05%
In excess of $500 million	0.04%	0.05%	0.02%	0.02%
Minimum annual fee	$50,000	$50,000	$50,000	$50,000

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services were as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Administration fees	$8,285	$9,881	$15,458	$4,568
Support fees	2,224	2,643	3,941	1,176

Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

LVIP SSgA Funds–36

LVIP SSgA Funds
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2010, the Funds had liabilities payable to affiliates as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Management fees payable to LIAC	$72,424	$73,612	$120,432	$35,246
Distribution fees payable to LFD	31,308	35,783	63,792	20,789

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

At December 31, 2010, Lincoln Life directly owned shares of the Standard Class and Service Class shares of the Funds as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Standard Class shares	0.09%	—%	0.07%	0.16%
Service Class shares	5.76%	—%	1.69%	—%

3. Investments
For year ended December 31, 2010, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Purchases	$212,768,112	$188,858,854	$352,469,528	$92,735,518
Sales	65,516,644	95,132,105	517,773,519	57,550,975

At December 31, 2010, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Cost of investments	$233,740,571	$210,791,384	$404,419,173	$91,192,091

Aggregate unrealized appreciation	$26,568,886	$55,160,785	$53,533,313	$18,547,998
Aggregate unrealized depreciation	(11,738,797)	(6,628,775)	(5,372,334)	(2,725,202)

Net unrealized appreciation	$14,830,089	$48,532,010	$48,160,979	$15,822,796

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP SSgA Funds–37

LVIP SSgA Funds
Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2010:

LVIP SSgA Developed International 150 Fund

Level 1

Common Stock	$236,112,763
Short-Term Investment	9,722,766
Preferred Stock	2,735,131

Total	$248,570,660

Futures Contracts	$225,150

There were no Level 3 securities at the beginning or end of the year.

LVIP SSgA Emerging Markets 100 Fund

	Level 1	Level 2	Total

Common Stock	$230,617,067	$—	$230,617,067
Short-Term Investment	4,672,732	—	4,672,732
Preferred Stock	24,033,595	—	24,033,595

Total	$259,323,394	$—	$259,323,394

Foreign Currency Exchange Contracts	$—	$3,898	$3,898

There were no Level 3 securities at the beginning or end of the year.

LVIP SSgA Large Cap 100 Fund

	Level 1	Level 2	Total

Common Stock	$438,568,268	$—	$438,568,268
Short-Term Investment	13,096,942	—	13,096,942
U.S. Treasury Obligations	—	914,942	914,942

Total	$451,665,210	$914,942	$452,580,152

Futures Contracts	$167,960	$—	$167,960

There were no Level 3 securities at the beginning or end of the year.

LVIP SSgA Small-Mid Cap 200 Fund

	Level 1	Level 2	Total

Common Stock	$103,317,459	$—	$103,317,459
Short-Term Investment	3,462,455	—	3,462,455
U.S. Treasury Obligations	—	234,973	234,973

Total	$106,779,914	$234,973	$107,014,887

Futures Contracts	$38,833	$—	$38,833

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

LVIP SSgA Funds–38

LVIP SSgA Funds
Notes to Financial Statements (continued)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Year Ended December 31, 2010:
Ordinary income	$2,437,603	$2,078,799	$4,148,549	$1,401,978
Year Ended December 31, 2009:
Ordinary income	$826,035	$967,682	$1,329,755	$583,036

In addition, each Fund declared an ordinary income consent dividend for the year ended December 31, 2009. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

LVIP SSgA	LVIP SSgA
Developed	Emerging	LVIP SSgA	LVIP SSgA
International	Markets	Large Cap	Small-Mid
150 Fund	100 Fund	100 Fund	Cap 200 Fund

$777,203	$287,164	$623,857	$204,201

5. Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Shares of beneficial interest	$223,090,684	$185,034,826	$371,768,668	$77,077,406
Undistributed ordinary income	11,882,692	20,621,543	26,166,926	4,860,540
Undistributed long-term capital gains	1,121,763	3,847,084	5,368,576	9,348,821
Post-October losses	(81,411)	—	—	—
Post-October currency losses	—	(59,825)	—	—
Unrealized appreciation of investments and foreign currencies	14,841,588	48,476,602	48,160,979	15,822,796

Net assets	$250,855,316	$257,920,230	$451,465,149	$107,109,563

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of passive foreign investment companies (PFICs), mark-to-market on futures contracts, mark-to-market on foreign currency contracts, dividends and distributions and tax treatment of regulated investment companies.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends, tax treatment of gain (loss) on foreign currency transactions and PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Funds recorded the following reclassifications:

	LVIP SSgA	LVIP SSgA
	Developed	Emerging	LVIP SSgA	LVIP SSgA
	International	Markets	Large Cap	Small-Mid
	150 Fund	100 Fund	100 Fund	Cap 200 Fund

Undistributed (accumulated) net investment income (loss)	$(54,691)	$(1,155,270)	$(639,179)	$(221,231)
Accumulated net realized gain	(722,512)	868,106	15,322	17,030
Paid-in capital	777,203	287,164	623,857	204,201

LVIP SSgA Funds–39

LVIP SSgA Funds
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards from prior years was utilized in the year ended December 31, 2010 as follows:

LVIP SSgA	LVIP SSgA
Developed	Emerging	LVIP SSgA	LVIP SSgA
International	Markets	Large Cap	Small-Mid
150 Fund	100 Fund	100 Fund	Cap 200 Fund

$4,517,061	$2,223,318	$6,075,009	$3,046,475

6. Capital Shares

	LVIP SSgA		LVIP SSgA
	Developed		Emerging		LVIP SSgA		LVIP SSgA
	International		Markets		Large Cap		Small-Mid
	150 Fund		100 Fund		100 Fund		Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09

Shares sold:
Standard Class	11,834,110	67,152	4,629,406	2,533,371	14,280,015	325,623	581,060	197,422
Service Class	9,562,417	7,273,198	7,631,148	7,299,686	16,070,960	14,107,583	5,477,473	4,073,488
Shares issued upon reinvestment of dividends and distributions:
Standard Class	129,342	766	54,770	21,425	150,566	880	8,016	2,568
Service Class	162,474	102,116	100,029	68,684	259,319	154,684	103,218	57,024

	21,688,343	7,443,232	12,415,353	9,923,166	30,760,860	14,588,770	6,169,767	4,330,502

Shares repurchased:
Standard Class	(444,457)	(12,104)	(1,208,441)	(406,993)	(466,106)	(273,524)	(134,984)	(53,407)
Service Class	(1,713,130)	(1,774,784)	(3,578,895)	(1,931,898)	(3,910,851)	(2,756,985)	(2,928,012)	(1,102,737)

	(2,157,587)	(1,786,888)	(4,787,336)	(2,338,891)	(4,376,957)	(3,030,509)	(3,062,996)	(1,156,144)

Net increase	19,530,756	5,656,344	7,628,017	7,584,275	26,383,903	11,558,261	3,106,771	3,174,358

7. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–Each Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of their currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–Each Fund may use futures in the normal course of pursuing their investment objectives. Each Fund may use futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP SSgA Funds–40

LVIP SSgA Funds
Notes to Financial Statements (continued)

8. Market Risk
Some countries in which the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The LVIP SSgA Small-Mid Cap 200 Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Funds invest in REITs and are subject to the risks associated with that industry. If the Funds hold real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2010. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid assets. As of December 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Funds–41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA Funds

We have audited the accompanying statements of net assets of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP SSgA Funds–42

LVIP SSgA Funds
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total	(C)
	Distributions	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

LVIP SSgA Developed International 150 Fund	0.00%	100.00%	100.00%	0.00%
LVIP SSgA Emerging Markets 100 Fund	0.00%	100.00%	100.00%	0.00%
LVIP SSgA Large Cap 100 Fund	0.00%	100.00%	100.00%	24.34%
LVIP SSgA Small-Mid Cap 200 Fund	0.00%	100.00%	100.00%	41.49%

(A)	and (B) are based on a percentage of each Fund’s total distributions.
(C)	is based on a percentage of each Fund’s ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund intend to pass through foreign tax credits in the maximum amount of $261,155 and $157,234, respectively. The gross foreign source income earned during the fiscal year 2010 by the LVIP SSgA Developed International 150 Fund and the LVIP SSgA merging Markets 100 Fund were $4,717,462 and $4,882,221, respectively.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for each Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

LVIP SSgA Funds–43

LVIP SSgA Funds
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each of the Funds through April 30, 2011. The Board noted that the investment management fees for each Fund were below the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that each Fund’s investment management fee, coupled with the applicable expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund and concluded that the estimated profitability of LIAC in connection with the management of each Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Funds, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters. Because SSgA had begun managing the Funds in 2008, the Board focused on one year performance.

The Board reviewed the LVIP SSgA Developed International 150 Fund’s return compared to the average return of its Lipper performance group of international value funds and the MSCI EAFE Net Index. The Board noted that the Fund’s return was above the average of its Lipper performance group for the one year period and outperformed the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Emerging Markets 100 Fund’s return compared to the average return of its Lipper performance group of emerging markets funds and the MSCI Emerging Markets ND Index. The Board noted that the Fund’s return was above the average of its Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Large Cap 100 Fund’s return compared to the average return of its Lipper performance group of multi-cap value funds and the S&P 500 Daily Reinv. Index. The Board noted that the Fund’s return for the one year period was above the average of the Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Small-Mid Cap 200 Fund’s return compared to the average return of its Lipper performance group of small-cap value funds and the Russell 2000 Index. The Board noted that the Fund’s return was above the average of its Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the sub-advisory fee schedules which include breakpoints, and noted that the sub-advisory fees for the Funds were within the range of the contractual sub-adviser fees of the Lipper expense groups and concluded that the sub-advisory fee for each Fund was reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to each Fund and noted that it was minimal. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Funds and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for each Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of each Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA Funds–44

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP SSgA Funds–45

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Funds–46

LVIP SSgA Allocation Funds

LVIP SSgA Index Allocation Funds
SSgA Conservative Index Allocation Fund
SSgA Moderate Index Allocation Fund
SSgA Moderately Aggressive Index Allocation Fund
LVIP SSgA Structured Allocation Funds
SSgA Conservative Structured Allocation Fund
SSgA Moderate Structured Allocation Fund
SSgA Moderately Aggressive Structured Allocation Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP SSgA Allocation Funds

Index

Commentaries	1
Disclosure of Fund Expenses	5
Sector Allocations	7
Statements of Net Assets	9
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	29
Other Fund Information	30
Officer/Trustee Information	32

LVIP SSgA Index Allocation Funds
2010 Annual Report Commentary

Managed by:

The LVIP SSgA Conservative Index Allocation Fund returned 5.20% (Standard Class shares with dividends reinvested) since inception on August 2, 2010 through December 31, 2010, while its benchmark, the Conservative Index Allocation Composite1, returned 5.38%.

The LVIP SSgA Moderate Index Allocation Fund returned 7.35% (Standard Class shares with dividends reinvested) since inception on August 2, 2010 through December 31, 2010, while its benchmark, the Moderate Index Allocation Composite2, returned 8.01%.

The LVIP SSgA Moderately-Aggressive Index Allocation Fund returned 8.75% (Standard Class shares with dividends reinvested) since inception on August 2, 2010 through December 31, 2010, while its benchmark, the Moderately Aggressive Index Allocation Composite3, returned 9.34%.

2010 marked the second straight year for double-digit returns of the broad US equity markets and brought equity levels closer to their pre-financial crisis peaks. The S&P 500 Index4 returned 15.06% for the year, on the heels of a 26.46% return in 2009. Non-U.S. markets also posted positive returns during 2010, though developed international markets generally trailed U.S. equity market returns. The MSCI EAFE Index5, (net dividends) which measures the stock performance of a diversified set of developed international markets, returned 7.75% for the year. Fixed Income also posted positive returns for the year, with the Barclays Capital U.S. Aggregate Index6 notching a return of 6.54% during 2010.

During the period from inception through year end, the six broad asset classes in which the Funds invest each had positive returns. The leading asset classes were U.S. Small-cap stocks (as measured by the Russell 2000 Index7) and Emerging Markets equities (as measured by the MSCI Emerging Markets Index8 (net dividends), which returned 21.06% and 16.14%, respectively during the period from August 2, 2010 through December 31, 2010. The Funds also generated positive returns from their allocation to inflation-linked bonds, as this asset class (as measured by the Barclays Capital U.S. TIPS Index9) posted returns of 1.67% during the period from inception through year end.

David A. Weiss, CFA
Kevin J. Adamson, CPA
Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/2/10 through 12/31/10

	LVIP SSgA	LVIP SSgA	LVIP SSgA
	Conservative Index	Conservative Index	Conservative Index
	Allocation Fund	Allocation Fund	Allocation Composite	BC Aggregate
	Standard Class	Service Class	Index	Index
8/2/2010	10000	10000	10000	10000
12/31/10	10520	10511	10633	10008

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Conservative Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,520 for the Standard Class shares and to $10,511 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite Index did from 8/2/10 through 12/31/10. The same $10,000 investment would have increased to $10,538. For additional comparison, the Barclays Capital U.S. Aggregate Index would have increased to $10,008. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (8/2/10)	+5.20%

Service Class Shares

Inception (8/2/10)	+5.11%

1	The Conservative Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Index, 18% S&P 500 Index, 4% Russell 2000® Index, 14% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 4% MSCI Emerging Markets Index (net dividends).

2	The Moderate Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 26% S&P 500 Index, 8% Russell 2000® Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets Index (net dividends).

3	The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Index, 28% S&P 500 Index, 10% Russell 2000® Index, 22% MSCI EAFE Index (net dividends), 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets Index (net dividends).

4	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada.

6	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-

LVIP SSgA Allocation Funds–1

LVIP SSgA Index Allocation Funds
2010 Annual Report Commentary (continued)

and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

7	The Russell 2000 Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

8	MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets.

9	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

Growth of $10,000 invested 8/2/10 through 12/31/10

	LVIP SSGA	LVIP SSGA
	Moderate Index	Moderate Index	Moderate Index	Barclays Capital
	Allocation Fund	Allocation Fund	Allocation Composite	U.S. Aggregate
	Standard Class	Service Class	Index	Index
8/2/10	10000	10000	10000	10000
12/31/10	10735	10724	10801	10008

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderate Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,735 for the Standard Class shares and to $10,724 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite Index did from 8/2/10 through 12/31/10. The same $10,000 investment would have increased to $10,801. For additional comparison, the Barclays Capital U.S. Aggregate Index would have increased to $10,008. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (8/2/10)	+7.35%

Service Class Shares

Inception (8/2/10)	+7.24%

Growth of $10,000 invested 8/2/10 through 12/31/10

	LVIP SSGA	LVIP SSGA
	Moderately Aggressive	Moderately Aggressive
	Index Allocation	Index Allocation	Moderately Aggressive
	Fund Standard	Fund Service	Index Allocation	S&P 500
	Class	Class	Composite Index	Index
8/2/10	10000	10000	10000	10000
12/31/10	10875	10863	10934	11519

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderately Aggressive Index Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,875 for the Standard Class shares and to $10,863 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite Index did from 8/2/10 through 12/31/10. The same $10,000 investment would have increased to $10,934. For additional comparison, the S&P 500 Index would have increased to $11,519. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (8/2/10)	+8.75%

Service Class Shares

Inception (8/2/10)	+8.63%

LVIP SSgA Allocation Funds–2

LVIP SSgA Structured Allocation Funds
2010 Annual Report Commentary

Managed by:

The LVIP SSgA Conservative Structured Allocation Fund returned 4.74% (Standard Class shares with dividends reinvested) since inception on August 2, 2010 through December 31, 2010, while its benchmark, the Conservative Structured Allocation Composite1, returned 5.38%.

The LVIP SSgA Moderate Structured Allocation Fund returned 6.37% (Standard Class shares with dividends reinvested) since inception on August 2, 2010 through December 31, 2010, while its benchmark the Moderate Index Allocation Composite2, returned 8.01%.

The LVIP SSgA Moderately-Aggressive Structured Allocation Fund returned 9.34% (Standard Class shares with dividends reinvested) since inception on August 2, 2010 through December 31, 2010, while its benchmark the Moderately Aggressive Index Allocation Composite3, returned 9.34%.

2010 marked the second straight year for double-digit returns of the broad US equity markets and brought equity levels closer to their pre-financial crisis peaks. The S&P 500 Index4 returned 15.06% for the year, on the heels of a 26.46% return in 2009. Non-U.S. markets also posted positive returns during 2010, though developed international markets generally trailed U.S. equity market returns. The MSCI EAFE Index5 (net dividends), which measures the stock performance of a diversified set of developed international markets, returned 7.75% for the year. Fixed Income also posted positive returns for the year, with the Barclays Capital U.S. Aggregate Index6 notching a return of 6.54% during 2010.

During the period from inception through year end, the six broad asset classes in which the Funds invest each had positive returns. The leading asset classes were U.S. Small-cap stocks (as measured by the Russell 2000 Index7) and Emerging Markets equities (as measured by the MSCI Emerging Markets Index8 (net dividends), which returned 21.06% and 16.14%, respectively during the period from August 2, 2010 through December 31, 2010. The Funds also generated positive returns from their allocation to inflation-linked bonds, as this asset class (as measured by the Barclays Capital U.S. TIPS Index9) posted returns of 1.67% during the period from inception through year end.

The Funds’ under performance relative to their composite indices was driven largely by their allocation to the LVIP SSgA Large Cap 100 Fund, LVIP SSgA Small/Mid Cap 200 Fund and LVIP SSgA Developed International 150 Fund, each of which under-performed its broad-based benchmark during the period from August 2, 2010 through December 31, 2010. These Rules-Based Funds, which have a fundamental value bias, under performed in the equity market rally during this period that was fueled by companies with higher earnings growth, higher earnings multiples and higher betas.

David A. Weiss, CFA
Kevin J. Adamson, CPA
Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/2/10 through 12/31/10

	LVIP SSgA	LVIP SSgA	LVIP SSgA
	Conservative Structured	Conservative Structured	Conservative Structured	Barclays Capital
	Allocation Fund	Allocation Fund	Allocation Composite	U.S. Aggregate
	Standard Class	Service Class	Index*	Index**
8/2/2010	10000	10000	10000	10000
12/31/10	10474	10464	10538	10008

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Conservative Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,474 for the Standard Class shares and to $10,464 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite Index did from 8/2/10 through 12/31/10. The same $10,000 investment would have increased to $10,538. For additional comparison, the Barclays Capital U.S. Aggregate Index would have increased to $10,008. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (8/2/10)	+4.74%

Service Class Shares

Inception (8/2/10)	+4.64%

1	The Conservative Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Index, 18% S&P 500 Index, 4% Russell 2000® Index, 14% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 4% MSCI Emerging Markets Index (net dividends).

2	The Moderate Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 26% S&P 500 Index, 8% Russell 2000® Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets Index (net dividends).

3	The Moderately Aggressive Structured Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Index, 28% S&P 500 Index, 10% Russell 2000® Index, 22% MSCI EAFE Index (net dividends), 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets Index (net dividends).

4	The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada.

6	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSgA Allocation Funds–3

LVIP SSgA Structured Allocation Funds
2010 Annual Report Commentary (continued)

7	The Russell 2000 Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

8	MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets.

9	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

Growth of $10,000 invested 8/2/10 through 12/31/10

	LVIP SSgA	LVIP SSgA
	Moderate Structured	Moderate Structured	Moderate Structured	Barclays Capital
	Allocation Fund	Allocation Fund	Allocation Composite	U.S. Aggregate
	Standard Class	Service Class	Index	Index
8/2/2010	10000	10000	10000	10000
12/31/10	10636	10626	10801	10008

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderate Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,636 for the Standard Class shares and to $10,626 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite Index did from 8/2/10 through 12/31/10. The same $10,000 investment would have increased to $10,801. For additional comparison, the Barclays Capital U.S. Aggregate Index would have increased to $10,008. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (8/2/10)	+6.37%

Service Class Shares

Inception (8/2/10)	+6.26%

Growth of $10,000 invested 8/2/10 through 12/31/10

	LVIP SSgA
	Moderately Aggressive	LVIP SSgA
	Structured Alloc	Moderately Aggressive		Moderately Aggressive
	Fund Standard	Structured Alloc	S&P 500	Struct Alloc
	Class	Service Class	Index	Composite Index
8/2/2010	10000	10000	10000	10000
12/31/10	10934	10923	11519	10934

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Moderately Aggressive Structured Allocation Fund on 8/2/10 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,934 for the Standard Class shares and to $10,923 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite Index did from 8/2/10 through 12/31/10. The same $10,000 investment would have increased to $10,934. For additional comparison, the S&P 500 Index would have increased to $11,519. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

Inception (8/2/10)	+9.34%

Service Class Shares

Inception (8/2/10)	+9.23%

LVIP SSgA Allocation Funds–4

LVIP SSgA Allocation Funds

Disclosure
     OF FUND EXPENSES
For the Period August 2, 2010* to December 31, 2010

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 2, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Conservative Index Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10

Actual*
Standard Class Shares	$1,000.00	$1,052.00	0.20%	$0.85
Service Class Shares	1,000.00	1,051.10	0.45%	1.92

Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderate Index Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10

Actual*
Standard Class Shares	$1,000.00	$1,073.50	0.20%	$0.86
Service Class Shares	1,000.00	1,072.40	0.45%	1.94

Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderately Aggressive Index Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10

Actual*
Standard Class Shares	$1,000.00	$1,087.50	0.20%	$0.87
Service Class Shares	1,000.00	1,086.30	0.45%	1.95

Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Allocation Funds–5

LVIP SSgA Allocation Funds

Disclosure
     OF FUND EXPENSES (continued)

LVIP SSgA Conservative Structured Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10

Actual*
Standard Class Shares	$1,000.00	$1,047.40	0.20%	$0.85
Service Class Shares	1,000.00	1,046.40	0.45%	1.92

Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderate Structured Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10

Actual*
Standard Class Shares	$1,000.00	$1,063.70	0.20%	$0.86
Service Class Shares	1,000.00	1,062.60	0.45%	1.93

Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderately Aggressive Structured Allocation Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10

Actual*
Standard Class Shares	$1,000.00	$1,093.40	0.20%	$0.87
Service Class Shares	1,000.00	1,092.30	0.45%	1.96

Hypothetical (5% return before expenses) **
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	The Funds commenced operations on August 2, 2010. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the actual since inception).

**	Expenses paid during period for “Hypothetical” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP SSgA Allocation Funds–6

LVIP SSgA Index Allocation Funds

Sector Allocations
As of December 31, 2010

LVIP SSgA Conservative Index Allocation Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	79.44%

Equity Funds	20.44%
Fixed Income Fund	45.97%
International Equity Fund	13.03%

Unaffiliated Investment Companies	12.86%

Fixed Income Fund	9.15%
International Equity Fund	3.71%

Short-Term Investment	5.55%

Total Value of Securities	97.85%

Receivables and Other Assets Net of Liabilities	2.15%

Total Net Assets	100.00%

LVIP SSgA Moderate Index Allocation Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	81.72%

Equity Funds	33.34%
Fixed Income Fund	28.88%
International Equity Fund	19.50%

Unaffiliated Investment Companies	15.39%

Fixed Income Fund	9.58%
International Equity Fund	5.81%

Short-Term Investment	5.53%

Total Value of Securities	102.64%

Liabilities Net of Receivables and Other Assets	(2.64%)

Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Index Allocation Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	69.26%

Equity Funds	31.00%
Fixed Income Fund	20.28%
International Equity Fund	17.98%

Unaffiliated Investment Companies	12.26%

Fixed Income Fund	4.04%
International Equity Fund	8.22%

Short-Term Investment	3.97%

Total Value of Securities	85.49%

Receivables and Other Assets Net of Liabilities	14.51%

Total Net Assets	100.00%

LVIP SSgA Allocation Funds–7

LVIP SSgA Structured Allocation Funds

Sector Allocations
As of December 31, 2010

LVIP SSgA Conservative Structured Allocation Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	85.14%

Equity Funds	20.89%
Fixed Income Fund	47.06%
International Equity Funds	17.19%

Unaffiliated Investment Company	9.39%

Short-Term Investment	4.86%

Total Value of Securities	99.39%

Receivables and Other Assets Net of Liabilities	0.61%

Total Net Assets	100.00%

LVIP SSgA Moderate Structured Allocation Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	85.83%

Equity Funds	32.50%
Fixed Income Fund	28.36%
International Equity Funds	24.97%

Unaffiliated Investment Company	9.42%

Short-Term Investment	5.28%

Total Value of Securities	100.53%

Liabilities Net of Receivables and Other Assets	(0.53%)

Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	94.23%

Equity Funds	37.74%
Fixed Income Fund	24.49%
International Equity Funds	32.00%

Unaffiliated Investment Company	4.88%

Short-Term Investment	5.69%

Total Value of Securities	104.80%

Liabilities Net of Receivables and Other Assets	(4.80%)

Total Net Assets	100.00%

LVIP SSgA Allocation Funds–8

LVIP SSgA Conservative Index Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–79.44%
	Equity Funds–20.44%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA S&P 500 Index Fund	58,095	$512,110
	LVIP SSgA Small-Cap Index Fund	6,339	113,496

			625,606

	Fixed Income Fund–45.97%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Bond Index Fund	128,207	1,407,074

			1,407,074

	International Equity Fund–13.03%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA International Index Fund	50,252	398,598

			398,598

	Total Affiliated Investment Companies (Cost $2,417,082)		2,431,278

	UNAFFILIATED INVESTMENT COMPANIES–12.86%
	Fixed Income Fund–9.15%
	SPDR® Barclays Capital TIPS ETF	5,276	280,261

			280,261

	International Equity Fund–3.71%
	SPDR® S&P Emerging Markets ETF	1,526	113,489

			113,489

	Total Unaffiliated Investment Companies (Cost $390,933)		393,750

	SHORT-TERM INVESTMENT–5.55%
	Money Market Mutual Fund–5.55%
	Dreyfus Treasury & Agency Cash Management Fund	169,793	169,793

	Total Short-Term Investment (Cost $169,793)		169,793

TOTAL VALUE OF SECURITIES–97.85% (Cost $2,977,808)	2,994,821

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.15%	65,835

NET ASSETS APPLICABLE TO 291,175 SHARES OUTSTANDING–100.00%	$3,060,656

NET ASSET VALUE–LVIP SSgA CONSERVATIVE INDEX ALLOCATION FUND STANDARD CLASS ($21,650 / 2,058 Shares)	$10.520

NET ASSET VALUE–LVIP SSgA CONSERVATIVE INDEX ALLOCATION FUND SERVICE CLASS ($3,039,006 / 289,117 Shares)	$10.511

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$3,038,040
Undistributed net investment income	5,888
Accumulated net realized loss on investments	(285)
Net unrealized appreciation of investments	17,013

Total net assets	$3,060,656

* Standard Class shares.

ETF–Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–9

LVIP SSgA Moderate Index Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–81.72%
	Equity Funds–33.34%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA S&P 500 Index Fund	141,775	$1,249,750
	LVIP SSgA Small-Cap Index Fund	21,560	386,005

			1,635,755

	Fixed Income Fund–28.88%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Bond Index Fund	129,126	1,417,155

			1,417,155

	International Equity Fund–19.50%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA International Index Fund	120,610	956,675

			956,675

	Total Affiliated Investment Companies (Cost $3,969,307)		4,009,585

	UNAFFILIATED INVESTMENT COMPANIES–15.39%
	Fixed Income Fund–9.58%
	SPDR® Barclays Capital TIPS ETF	8,851	470,165

			470,165

	International Equity Fund–5.81%
	SPDR® S&P Emerging Markets ETF	3,833	285,060

			285,060

	Total Unaffiliated Investment Companies (Cost $751,422)		755,225

	SHORT-TERM INVESTMENT–5.53%
	Money Market Mutual Fund–5.53%
	Dreyfus Treasury & Agency Cash Management Fund	271,405	271,405

	Total Short-Term Investment (Cost $271,405)		271,405

TOTAL VALUE OF SECURITIES–102.64% (Cost $4,992,134)	5,036,215

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.64%)	(129,716)

NET ASSETS APPLICABLE TO 457,524 SHARES OUTSTANDING–100.00%	$4,906,499

NET ASSET VALUE–LVIP SSgA MODERATE INDEX ALLOCATION FUND STANDARD CLASS ($170,513 / 15,884 Shares)	$10.735

NET ASSET VALUE–LVIP SSgA MODERATE INDEX ALLOCATION FUND SERVICE CLASS ($4,735,986 / 441,640 Shares)	$10.724

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$4,845,961
Undistributed net investment income	15,816
Accumulated net realized gain on investments	641
Net unrealized appreciation of investments	44,081

Total net assets	$4,906,499

* Standard Class shares.

ETF–Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–10

LVIP SSgA Moderately Aggressive Index Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–69.26%
	Equity Funds–31.00%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA S&P 500 Index Fund	164,234	$1,447,723
	LVIP SSgA Small-Cap Index Fund	28,788	515,429

			1,963,152

	Fixed Income Fund–20.28%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Bond Index Fund	116,987	1,283,927

			1,283,927

	International Equity Fund–17.98%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA International Index Fund	143,583	1,138,903

			1,138,903

	Total Affiliated Investment Companies (Cost $4,354,671)		4,385,982

	UNAFFILIATED INVESTMENT COMPANIES–12.26%
	Fixed Income Fund–4.04%
	SPDR* Barclays Capital TIPS ETF	4,812	255,613

			255,613

	International Equity Fund–8.22%
	SPDR® S&P Emerging Markets ETF	6,998	520,442

			520,442

	Total Unaffiliated Investment Companies (Cost $765,204)		776,055

	SHORT-TERM INVESTMENT–3.97%
	Money Market Mutual Fund–3.97%
	Dreyfus Treasury & Agency Cash Management Fund	251,310	251,310

	Total Short-Term Investment (Cost $251,310)		251,310

TOTAL VALUE OF SECURITIES–85.49% (Cost $5,371,185)	5,413,347

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–14.51%	918,842

NET ASSETS APPLICABLE TO 582,894 SHARES OUTSTANDING–100.00%	$6,332,189

NET ASSET VALUE–LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION FUND STANDARD CLASS ($189,644 / 17,439 Shares)	$10.875

NET ASSET VALUE–LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION FUND SERVICE CLASS ($6,142,545 / 565,455 Shares)	$10.863

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$6,281,112
Undistributed net investment income	8,432
Accumulated net realized gain on investments	483
Net unrealized appreciation of investments	42,162

Total net assets	$6,332,189

* Standard Class shares.

 Of this amount, $1,174,454 represents receivable for fund shares sold and $249,319 represents payable for securities purchased as of December 31, 2010.

ETF–Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–11

LVIP SSgA Conservative Structured Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–85.14%
	Equity Funds–20.89%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Large Cap 100 Fund	89,175	$922,067
	LVIP SSgA S&P 500 Index Fund	104,856	924,303
	LVIP SSgA Small-Cap Index Fund	11,457	205,134
	LVIP SSgA Small-Mid Cap 200 Fund	15,913	204,604

			2,256,108

	Fixed Income Fund–47.06%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Bond Index Fund	463,021	5,081,659

			5,081,659

	International Equity Funds–17.19%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Developed International 150 Fund	84,141	719,488
	LVIP SSgA Emerging Markets 100 Fund	29,970	418,472
	LVIP SSgA International Index Fund	90,558	718,305

			1,856,265

	Total Affiliated Investment Companies (Cost $9,139,530)		9,194,032

	UNAFFILIATED INVESTMENT COMPANY–9.39%
	Fixed Income Fund–9.39%
	SPDR® Barclays Capital TIPS ETF	19,092	1,014,167

	Total Unaffiliated Investment Company (Cost $1,012,040)		1,014,167

	SHORT-TERM INVESTMENT–4.86%
	Money Market Mutual Fund–4.86%
	Dreyfus Treasury & Agency Cash Management Fund	524,277	524,277

	Total Short-Term Investment (Cost $524,277)		524,277

TOTAL VALUE OF SECURITIES–99.39% (Cost $10,675,847)	10,732,476

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.61%	66,100

NET ASSETS APPLICABLE TO 1,031,923 SHARES OUTSTANDING–100.00%	$10,798,576

NET ASSET VALUE–LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION FUND STANDARD CLASS ($58,517 / 5,587 Shares)	$10.474

NET ASSET VALUE–LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION FUND SERVICE CLASS ($10,740,059 / 1,026,336 Shares)	$10.464

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$10,716,490
Undistributed net investment income	25,375
Accumulated net realized gain on investments	82
Net unrealized appreciation of investments	56,629

Total net assets	$10,798,576

* Standard Class shares.

ETF–Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–12

LVIP SSgA Moderate Structured Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–85.83%
	Equity Funds–32.50%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Large Cap 100 Fund	358,461	$3,706,483
	LVIP SSgA S&P 500 Index Fund	421,636	3,716,722
	LVIP SSgA Small-Cap Index Fund	63,833	1,142,870
	LVIP SSgA Small-Mid Cap 200 Fund	88,609	1,139,339

			9,705,414

	Fixed Income Fund–28.36%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Bond Index Fund	771,577	8,468,062

			8,468,062

	International Equity Funds–24.97%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Developed International 150 Fund	334,274	2,858,377
	LVIP SSgA Emerging Markets 100 Fund	125,013	1,745,558
	LVIP SSgA International Index Fund	359,792	2,853,867

			7,457,802

	Total Affiliated Investment Companies (Cost $25,395,851)		25,631,278

	UNAFFILIATED INVESTMENT COMPANY–9.42%
	Fixed Income Fund–9.42%
	SPDR® Barclays Capital TIPS ETF	52,992	2,814,935

	Total Unaffiliated Investment Company (Cost $2,814,078)		2,814,935

	SHORT-TERM INVESTMENT–5.28%
	Money Market Mutual Fund–5.28%
	Dreyfus Treasury & Agency Cash Management Fund	1,575,714	1,575,714

	Total Short-Term Investment (Cost $1,575,714)		1,575,714

TOTAL VALUE OF SECURITIES–100.53% (Cost $29,785,643)	30,021,927

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.53%)	(158,743)

NET ASSETS APPLICABLE TO 2,810,276 SHARES OUTSTANDING–100.00%	$29,863,184

NET ASSET VALUE–LVIP SSgA MODERATE STRUCTURED ALLOCATION FUND STANDARD CLASS ($322,908 / 30,358 Shares)	$10.637

NET ASSET VALUE–LVIP SSgA MODERATE STRUCTURED ALLOCATION FUND SERVICE CLASS ($29,540,276 / 2,779,918 Shares)	$10.626

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$29,564,738
Undistributed net investment income	62,015
Accumulated net realized gain on investments	147
Net unrealized appreciation of investments	236,284

Total net assets	$29,863,184

* Standard Class shares.

ETF–Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–13

LVIP SSgA Moderately Aggressive Structured Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–94.23%
	Equity Funds–37.74%
*	Lincoln Variable Insurance Products Trust –
	LVIP SSgA Large Cap 100 Fund	229,459	$2,372,604
	LVIP SSgA S&P 500 Index Fund	269,944	2,379,559
	LVIP SSgA Small-Cap Index Fund	47,490	850,267
	LVIP SSgA Small-Mid Cap 200 Fund	65,836	846,517

			6,448,947

	Fixed Income Fund–24.49%
*	Lincoln Variable Insurance Products Trust –
	LVIP SSgA Bond Index Fund	381,226	4,183,960

			4,183,960

	International Equity Funds–32.00%
*	Lincoln Variable Insurance Products Trust –
	LVIP SSgA Developed International 150 Fund	218,652	1,869,691
	LVIP SSgA Emerging Markets 100 Fund	124,047	1,732,065
	LVIP SSgA International Index Fund	235,326	1,866,605

			5,468,361

	Total Affiliated Investment Companies (Cost $15,887,827)		16,101,268

	UNAFFILIATED INVESTMENT COMPANY–4.88%
	Fixed Income Fund–4.88%
	SPDR® Barclays Capital TIPS ETF	15,704	834,196

	Total Unaffiliated Investment Company (Cost $833,366)		834,196

	SHORT-TERM INVESTMENT–5.69%
	Money Market Mutual Fund–5.69%
	Dreyfus Treasury & Agency Cash Management Fund	972,547	972,547

	Total Short-Term Investment (Cost $972,547)		972,547

TOTAL VALUE OF SECURITIES–104.80% (Cost $17,693,740)	17,908,011

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.80%)	(820,427)

NET ASSETS APPLICABLE TO 1,564,408 SHARES OUTSTANDING–100.00%	$17,087,584

NET ASSET VALUE–LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION FUND STANDARD CLASS ($58,037 / 5,308 Shares)	$10.934

NET ASSET VALUE–LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION FUND SERVICE CLASS ($17,029,547 / 1,559,100 Shares)	$10.923

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$16,836,357
Undistributed net investment income	36,879
Accumulated net realized gain on investments	77
Net unrealized appreciation of investments	214,271

Total net assets	$17,087,584

* Standard Class shares.

ETF–Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–14

LVIP SSgA Allocation Funds
Statements of Assets and Liabilities
December 31, 2010

	LVIP	LVIP	LVIP	LVIP	LVIP	LVIP
	SSgA Conservative	SSgA Moderate	SSgA Moderately	SSgA Conservative	SSgA Moderate	SSgA Moderately
	Index	Index	Aggressive Index	Structured	Structured	Aggressive Structured
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

ASSETS:
Investments in affiliated investment companies, at value	$2,431,278	$4,009,585	$4,385,982	$9,194,032	$25,631,278	$16,101,268
Investments in unaffiliated investment companies, at value	563,543	1,026,630	1,027,365	1,538,444	4,390,649	1,806,743
Cash	—	74	156	1	3	—
Dividends receivable	446	935	424	1,822	5,075	1,535
Due from manager	7,050	6,782	6,929	6,465	4,990	5,781
Receivables for fund shares sold	241,058	144,624	1,174,454	596,370	1,598,403	286,730

TOTAL ASSETS	3,243,375	5,188,630	6,595,310	11,337,134	31,630,398	18,202,057

LIABILITIES:
Cash overdraft	3,703	—	—	—	—	—
Payables for securities purchased	165,368	268,159	249,319	524,109	1,575,276	972,304
Payables for fund shares redeemed	107	122	103	201	175,890	127,060
Due to manager and affiliates	223	544	362	946	2,786	1,820
Accrued expenses payable	13,318	13,306	13,337	13,302	13,262	13,289

TOTAL LIABILITIES	182,719	282,131	263,121	538,558	1,767,214	1,114,473

TOTAL NET ASSETS	$3,060,656	$4,906,499	$6,332,189	$10,798,576	$29,863,184	$17,087,584

Investments in affiliated investment companies, at cost	$2,417,082	$3,969,307	$4,354,671	$9,139,530	$25,395,851	$15,887,827
Investments in unaffiliated investment companies, at cost	$560,726	$1,022,827	$1,016,514	$1,536,317	$4,389,792	$1,805,913

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–15

LVIP SSgA Allocation Funds
Statements of Operations
August 2, 2010* to December 31, 2010

	LVIP	LVIP	LVIP	LVIP	LVIP	LVIP
	SSgA Conservative	SSgA Moderate	SSgA Moderately	SSgA Conservative	SSgA Moderate	SSgA Moderately
	Index Allocation	Index Allocation	Aggressive Index	Structured Allocation	Structured Allocation	Aggressive Structured
	Fund	Fund	Allocation Fund	Fund	Fund	Allocation Fund

INVESTMENT INCOME:
Dividends from affiliated investment companies	$5,374	$13,361	$7,049	$25,261	$61,873	$38,628
Dividends from unaffiliated investment companies	813	2,546	1,449	1,973	5,524	1,746

	6,187	15,907	8,498	27,234	67,397	40,374

EXPENSES:
Accounting and administration expenses	20,003	20,004	20,003	20,004	20,007	20,005
Professional fees	16,002	16,006	16,002	16,005	16,014	16,008
Management fees	316	715	487	1,090	3,059	1,992
Distribution fees-Service Class	301	644	441	1,044	2,992	1,958
Reports and statements to shareholders	11	6	12	—	8	—
Custodian fees	6	19	23	12	11	20
Pricing fees	3	3	3	1	1	1
Trustees’ fees	1	1	1	1	3	2
Other	2	7	2	5	16	10

	36,645	37,405	36,974	38,162	42,111	39,996
Less expenses waived/reimbursed	(36,091)	(36,189)	(36,143)	(36,246)	(36,672)	(36,444)

Total operating expenses	554	1,216	831	1,916	5,439	3,552

NET INVESTMENT INCOME	5,633	14,691	7,667	25,318	61,958	36,822

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from unaffiliated investment companies	314	1,695	1,123	—	—	—
Net realized gain (loss) from sale of investments in affiliated investment companies	(339)	19	62	85	141	75
Net realized gain (loss) from sale of investments in unaffiliated investment companies	(62)	(5)	6	(3)	6	2

Net realized gain (loss) on investments	(87)	1,709	1,191	82	147	77
Net unrealized appreciation of investments	17,013	44,081	42,162	56,629	236,284	214,271

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,926	45,790	43,353	56,711	236,431	214,348

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,559	$60,481	$51,020	$82,029	$298,389	$251,170

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–16

LVIP SSgA Allocation Funds
Statements of Changes in Net Assets

	LVIP	LVIP	LVIP	LVIP	LVIP	LVIP
	SSgA Conservative	SSgA Moderate	SSgA Moderately	SSgA Conservative	SSgA Moderate	SSgA Moderately
	Index	Index Allocation	Aggressive Index	Structured	Structured	Aggressive Structured
	Allocation Fund	Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund
	8/2/10*	8/2/10*	8/2/10*	8/2/10*	8/2/10*	8/2/10*
	to	to	to	to	to	to
	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,633	$14,691	$7,667	$25,318	$61,958	$36,822
Net realized gain (loss) on investments	(87)	1,709	1,191	82	147	77
Net unrealized appreciation of investments	17,013	44,081	42,162	56,629	236,284	214,271

Net increase in net assets resulting from operations	22,559	60,481	51,020	82,029	298,389	251,170

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,065	173,934	195,311	56,923	320,495	56,613
Service Class	3,074,303	4,704,717	6,100,575	10,990,597	29,677,203	18,005,170

	3,095,368	4,878,651	6,295,886	11,047,520	29,997,698	18,061,783

Cost of shares repurchased:
Standard Class	(96)	(3,524)	(10,992)	(780)	(2,721)	(2,074)
Service Class	(57,175)	(29,109)	(3,725)	(330,193)	(430,182)	(1,223,295)

	(57,271)	(32,633)	(14,717)	(330,973)	(432,903)	(1,225,369)

Increase in net assets derived from capital share transactions	3,038,097	4,846,018	6,281,169	10,716,547	29,564,795	16,836,414

NET INCREASE IN NET ASSETS	3,060,656	4,906,499	6,332,189	10,798,576	29,863,184	17,087,584
NET ASSETS:
Beginning of period	—	—	—	—	—	—

End of period	$3,060,656	$4,906,499	$6,332,189	$10,798,576	$29,863,184	$17,087,584

Undistributed net investment income	$5,888	$15,816	$8,432	$25,375	$62,015	$36,879

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–17

LVIP SSgA Conservative Index Allocation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Conservative Index
	Allocation Fund
	Standard Class	Service Class
	8/2/10[1]	8/2/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.190	0.182
Net realized and unrealized gain on investments	0.330	0.329

Total from investment operations	0.520	0.511

Net asset value, end of period	$10.520	$10.511

Total return[3]	5.20%	5.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22	$3,039
Ratio of expenses to average net assets[4]	0.20%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	27.19%	27.44%
Ratio of net investment income to average net assets	4.43%	4.18%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(22.56% )	(22.81% )
Portfolio turnover	5%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–18

LVIP SSgA Moderate Index Allocation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Moderate
	Index Allocation Fund
	Standard Class	Service Class
	8/2/10[1]	8/2/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.226	0.216
Net realized and unrealized gain on investments	0.509	0.508

Total from investment operations	0.735	0.724

Net asset value, end of period	$10.735	$10.724

Total return[3]	7.35%	7.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170	$4,736
Ratio of expenses to average net assets[4]	0.20%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	12.31%	12.56%
Ratio of net investment income to average net assets	5.13%	4.88%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(6.98% )	(7.23% )
Portfolio turnover	2%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–19

LVIP SSgA Moderately Aggressive Index Allocation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Moderately
	Aggressive Index Allocation Fund
	Standard Class	Service Class
	8/2/10[1]	8/2/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.172	0.163
Net realized and unrealized gain on investments	0.703	0.700

Total from investment operations	0.875	0.863

Net asset value, end of period	$10.875	$10.863

Total return[3]	8.75%	8.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$190	$6,142
Ratio of expenses to average net assets[4]	0.20%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	17.50%	17.75%
Ratio of net investment income to average net assets	3.87%	3.62%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(13.43% )	(13.68% )
Portfolio turnover	2%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–20

LVIP SSgA Conservative Structured Allocation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Conservative
	Structured Allocation Fund
	Standard Class	Service Class
	8/2/10[1]	8/2/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.244	0.236
Net realized and unrealized gain on investments	0.230	0.228

Total from investment operations	0.474	0.464

Net asset value, end of period	$10.474	$10.464

Total return[3]	4.74%	4.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$59	$10,740
Ratio of expenses to average net assets[4]	0.20%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	8.01%	8.26%
Ratio of net investment income to average net assets	5.67%	5.42%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(2.14% )	(2.39% )
Portfolio turnover	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–21

LVIP SSgA Moderate Structured Allocation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Moderate
	Structured Allocation Fund
	Standard Class	Service Class
	8/2/10[1]	8/2/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.218	0.209
Net realized and unrealized gain on investments	0.419	0.417

Total from investment operations	0.637	0.626

Net asset value, end of period	$10.637	$10.626

Total return[3]	6.37%	6.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$323	$29,540
Ratio of expenses to average net assets[4]	0.20%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.01%	3.26%
Ratio of net investment income to average net assets	4.98%	4.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.17%	1.92%
Portfolio turnover	0%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–22

LVIP SSgA Moderately Aggressive Structured Allocation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Moderately
	Aggressive Structured
	Allocation Fund
	Standard Class	Service Class
	8/2/10[1]	8/2/10[1]
	to	to
	12/31/10	12/31/10

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.202	0.196
Net realized and unrealized gain on investments	0.732	0.727

Total from investment operations	0.934	0.923

Net asset value, end of period	$10.934	$10.923

Total return[3]	9.34%	9.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58	$17,030
Ratio of expenses to average net assets[4]	0.20%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.51%	4.76%
Ratio of net investment income to average net assets	4.59%	4.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.28%	0.03%
Portfolio turnover	0%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–23

LVIP SSgA Allocation Funds
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The investment objective of the LVIP SSgA Conservative Index Allocation Fund and LVIP SSgA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.

The investment objective of the LVIP SSgA Moderate Index Allocation Fund and LVIP SSgA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP SSgA Moderately Aggressive Index Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective for each Fund is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds did not record any tax benefit or expense in the current period. Management has analyzed the Funds’ tax position taken on federal income tax returns for the open tax year ended December 31, 2010, and has concluded that no provision for federal income tax is required for the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period August 2, 2010 through December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
LIAC is responsible for overall management of the Funds’ investment portfolios, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee paid by the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LVIP SSgA Allocation Funds–24

LVIP SSgA Allocation Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ total annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets. The agreement will continue at least through April 30, 2012, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LIAC has hired SSgA Funds Management Inc. (SSgA) to provide consulting services to LIAC in its management of the Funds. SSgA has no management discretion over the Funds’ assets and is paid no compensation by LIAC under the consulting agreement.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services, provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the period August 2, 2010 through December 31, 2010, fees for administrative and support services amounted as follows:

						LVIP SSgA
			LVIP SSgA	LVIP SSgA	LVIP SSgA	Moderately
	LVIP SSgA	LVIP SSgA	Moderately	Conservative	Moderate	Aggressive
	Conservative Index	Moderate Index	Aggressive Index	Structured	Structured	Structured
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Administration fees	$2	$3	$2	$3	$6	$4
Support fees	1	1	1	1	1	1

Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statement of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. LIAC, Dreyfus and Barclays serve as the investment managers for the Underlying Funds.

At December 31, 2010, the Funds had receivables due from and liabilities payable to affiliates as follows:

						LVIP SSgA
			LVIP SSgA	LVIP SSgA	LVIP SSgA	Moderately
	LVIP SSgA	LVIP SSgA	Moderately	Conservative	Moderate	Aggressive
	Conservative Index	Moderate Index	Aggressive Index	Structured	Structured	Structured
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Receivable from LIAC	$7,050	$6,782	$6,929	$6,465	$4,990	$5,781
Distribution fees payable to LFD	223	544	362	946	2,786	1,820

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3.	Investments
For the period August 2, 2010 through December 31, 2010, each Fund made purchases and sales of investment securities other than short-term investments as follows:

						LVIP SSgA
			LVIP SSgA	LVIP SSgA	LVIP SSgA	Moderately
	LVIP SSgA	LVIP SSgA	Moderately	Conservative	Moderate	Aggressive
	Conservative Index	Moderate Index	Aggressive Index	Structured	Structured	Structured
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Purchases	$2,839,851	$4,736,840	$5,134,459	$10,166,006	$28,219,831	$16,732,251
Sales	31,435	16,126	14,652	14,518	10,048	11,135

LVIP SSgA Allocation Funds–25

LVIP SSgA Allocation Funds
Notes to Financial Statements (continued)

3.	Investments (continued)

At December 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

						LVIP SSgA
			LVIP SSgA	LVIP SSgA	LVIP SSgA	Moderately
	LVIP SSgA	LVIP SSgA	Moderately	Conservative	Moderate	Aggressive
	Conservative Index	Moderate Index	Aggressive Index	Structured	Structured	Structured
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Cost of investments	$2,978,329	$4,992,246	$5,371,256	$10,675,932	$29,785,649	$17,693,752

Aggregate unrealized appreciation	$16,492	$47,495	$42,091	$57,274	$241,758	$216,666
Aggregate unrealized depreciation	—	(3,526)	—	(730)	(5,480)	(2,407)

Net unrealized appreciation	$16,492	$43,969	$42,091	$56,544	$236,278	$214,259

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2010:

						LVIP SSgA
			LVIP SSgA	LVIP SSgA	LVIP SSgA	Moderately
	LVIP SSgA	LVIP SSgA	Moderately	Conservative	Moderate	Aggressive
	Conservative Index	Moderate Index	Aggressive Index	Structured	Structured	Structured
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Level 1
Investment Companies	$2,825,028	$4,764,810	$5,162,037	$10,208,199	$28,446,213	$16,935,464
Short-Term Investment	169,793	271,405	251,310	524,277	1,575,714	972,547

Total	$2,994,821	$5,036,215	$5,413,347	$10,732,476	$30,021,927	$17,908,011

There were no Level 3 securities at the end of the period.

During the period August 2, 2010 through December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the period ended December 31, 2010.

LVIP SSgA Allocation Funds–26

LVIP SSgA Allocation Funds
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

						LVIP SSgA
			LVIP SSgA	LVIP SSgA	LVIP SSgA	Moderately
	LVIP SSgA	LVIP SSgA	Moderately	Conservative	Moderate	Aggressive
	Conservative Index	Moderate Index	Aggressive Index	Structured	Structured	Structured
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund

Share of beneficial interest	$3,038,040	$4,845,961	$6,281,112	$10,716,490	$29,564,738	$16,836,357
Undistributed ordinary income	6,008	15,942	8,571	25,542	62,168	36,968
Undistributed long-term capital gain	116	627	415	—	—	—
Unrealized appreciation of investments	16,492	43,969	42,091	56,544	236,278	214,259

Net assets	$3,060,656	$4,906,499	$6,332,189	$10,798,576	$29,863,184	$17,087,584

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments and expenses disallowed for stock issuance costs. Results of operations and net assets were not affected by these reclassifications. For the period ended December 31, 2010, the Funds recorded the following reclassifications:

			LVIP SSgA
	LVIP SSgA	LVIP SSgA	Moderately
	Conservative Index	Moderate Index	Aggressive Index
	Allocation Fund	Allocation Fund	Allocation Fund

Undistributed net investment income	$255	$1,125	$765
Accumulated net realized gain (loss)	(198)	(1,068)	(708)
Paid-in capital	(57)	(57)	(57)

			LVIP SSgA
	LVIP SSgA	LVIP SSgA	Moderately
	Conservative	Moderate	Aggressive
	Structured	Structured	Structured
	Allocation Fund	Allocation Fund	Allocation Fund

Undistributed net investment income	$57	$57	$57
Paid-in capital	(57)	(57)	(57)

6. Capital Shares
Transactions in capital shares were as follows:

						LVIP SSgA
			LVIP SSgA	LVIP SSgA	LVIP SSgA	Moderately
	LVIP SSgA	LVIP SSgA	Moderately	Conservative	Moderate	Aggressive
	Conservative Index	Moderate Index	Aggressive Index	Structured	Structured	Structured
	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund
	8/2/10*	8/2/10*	8/2/10*	8/2/10*	8/2/10*	8/2/10*
	to	to	to	to	to	to
	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10

Shares sold:
Standard Class	2,067	16,217	18,464	5,662	30,618	5,503
Service Class	294,603	444,367	565,799	1,058,193	2,820,844	1,672,036

	296,670	460,584	584,263	1,063,855	2,851,462	1,677,539

Shares repurchased:
Standard Class	(9)	(333)	(1,025)	(75)	(260)	(195)
Service Class	(5,486)	(2,727)	(344)	(31,857)	(40,926)	(112,936)

	(5,495)	(3,060)	(1,369)	(31,932)	(41,186)	(113,131)

Net increase	291,175	457,524	582,894	1,031,923	2,810,276	1,564,408

*	Date of commencement of operations.

LVIP SSgA Allocation Funds–27

LVIP SSgA Allocation Funds
Notes to Financial Statements (continued)

7.	Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Allocation Funds–28

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA Allocation Funds

We have audited the accompanying statements of net assets of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund, and LVIP SSgA Moderately Aggressive Structured Allocation Fund (six of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2010, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period August 2, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund, and LVIP SSgA Moderately Aggressive Structured Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, and the results of their operations, the changes in their net assets, and their financial highlights for the period August 2, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP SSgA Allocation Funds–29

LVIP SSgA Allocation Funds
Other Fund Information

Approval of Investment Management Agreement and Sub-Advisory Consulting Agreement

On March 8/9, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”), met to consider, among other things, the organization and offering of six proposed new series of the Trust (the “New Funds”), including the approval of an investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) as investment adviser, and the approval of a sub-advisory consulting agreement with SSgA Funds Management, Inc. (“SSgA”) as sub-adviser consultant to the New Funds.

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had met in executive session with their independent legal counsel and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln”) and SSgA prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment management and sub-advisory consulting agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln and SSgA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing advisory fees and estimated expense ratios of each New Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. Based upon their review, the Independent Trustees concluded that it was in the best interests of each New Fund to approve the investment management agreement with LIAC and the sub-advisory consulting agreement with SSgA and accordingly, recommended to the Board of Trustees the approval of the agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the approval of the investment management agreement with LIAC for each New Fund, the Board considered the nature, extent and quality of services proposed to be provided to the Fund by LIAC, including LIAC personnel, resources, compliance efforts and oversight of SSgA and that LIAC serves as investment adviser for the currently existing funds of the Trust. The Board reviewed the services to be provided by LIAC in serving as investment adviser and overseeing the sub-adviser consultant, information about its oversight and compliance staff, LIAC’s Form ADV, regulatory and compliance matters and considered that although SSgA would regularly provide recommendations on the overall asset allocation of each of the proposed New Funds, LIAC would retain responsibility for the management and oversight of the New Funds. The Board noted the ongoing activities to be performed by LIAC, including monitoring the asset allocation modeling recommendations, asset class selection and manager selection, in-depth review of recommended changes to asset allocation portfolios, and review of returns on a relative and absolute basis. The Board also considered that Lincoln would provide administrative services for each New Fund as it does for the existing funds of the Trust and that certain Lincoln personnel would also be providing services to the New Funds on behalf of LIAC. Based on this information, the Board concluded that the services to be provided by LIAC were expected to be acceptable.

The Board reviewed the proposed management fee of .25% and estimated expense ratios for each New Fund, and noted LIAC’s agreement to waive .10% of each New Fund’s management fee and to implement an expense limitation of .20% for the Standard Class (.45% for the Service Class) for a period of time for each of the New Funds.

The Board also reviewed the pro forma profitability analysis to LIAC with respect to each New Fund and concluded that the estimated profitability of LIAC in connection with the management of each New Fund was not unreasonable.

The Board considered the extent to which economies of scale would be realized as each New Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. However, because each New Fund is newly organized, the Board determined to review economies of scale in the future after the New Funds had commenced operations.

The Board reviewed materials provided by Fund Management as to any additional benefits LIAC may receive due to its association with the New Funds, and considered that LIAC will also receive advisory fees from any investment made by the New Funds into funds for which LIAC serves as adviser. The Board also considered that affiliates of LIAC provide various services to other Lincoln funds and are proposed to provide similar services to each New Fund. The Board also noted that Lincoln may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln funds by Lincoln holding fund shares on behalf of contract holders.

The Board noted the following factors specific to the named New Funds:

LVIP SSgA Conservative Index Allocation Fund

The Board noted that the investment management fee of the proposed New Fund was higher than the average of the Conservative Funds (40% Equity) peer group selected by LIAC. However, after giving effect to the management fee waiver and expense limitation, the net expenses were expected to be lower than the average net expense ratio of the peer group. The Board concluded that the New Fund’s proposed management fee, coupled with the management fee waiver and expense limitation was reasonable in light of the nature, quality and extent of services to be provided by LIAC.

LVIP SSgA Moderate Index Allocation Fund

The Board noted that the investment management fee of the proposed New Fund was higher than the average of the Moderate Funds (60% Equity) peer group selected by LIAC. However, after giving effect to a 0.10% management fee waiver, the management fee was equivalent to the average fee in the peer group, and after additionally giving effect to the expense limitation, the net expenses of the proposed New Fund were expected to be lower than the average net expense ratio of the peer group. The Board concluded that the New Fund’s proposed management fee, coupled with the management fee waiver and expense limitation was reasonable in light of the nature, quality and extent of services to be provided by LIAC.

LVIP SSgA Moderately Aggressive Index Allocation Fund

The Board noted that the investment management fee of the proposed New Fund was higher than the average of the Moderately Aggressive Funds (70% Equity) peer group, selected by LIAC. However, after giving effect to the management fee waiver and expense limitation, the net expenses were expected to be lower than the average net expense

LVIP SSgA Allocation Funds–30

LVIP SSgA Allocation Funds
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

ratio of the peer group. The Board concluded that the New Fund’s proposed management fee, coupled with the management fee waiver and expense limitation was reasonable in light of the nature, quality and extent of services to be provided by LIAC.

LVIP SSgA Conservative Structured Allocation Fund

The Board noted that the investment management fee of the proposed New Fund was higher than the average of the Conservative Funds (40% Equity) peer group selected by LIAC. However, after giving effect to the management fee waiver and expense limitation, the net expenses were expected to be lower than the average net expense ratio of the peer group. The Board concluded that the New Fund’s proposed management fee, coupled with the management fee waiver and expense limitation was reasonable in light of the nature, quality and extent of services to be provided by LIAC.

LVIP SSgA Moderate Structured Allocation Fund

The Board noted that the investment management fee of the proposed New Fund was higher than the average of the Moderate Funds (60% Equity) peer group selected by LIAC. However, after giving effect to a 0.10% management fee waiver, the management fee was equivalent to the average fee in the peer group, and after additionally giving effect to the expense limitation, the net expenses of the proposed New Fund were expected to be lower than the average net expense ratio of the peer group. The Board concluded that the New Fund’s proposed management fee, coupled with the management fee waiver and expense limitation was reasonable in light of the nature, quality and extent of services to be provided by LIAC.

LVIP SSgA Moderately Aggressive Structured Allocation Fund

The Board noted that the investment management fee of the proposed New Fund was higher than the average of the Moderately Aggressive Funds (70% Equity) peer group selected by LIAC. However, after giving effect to the management fee waiver and expense limitation, the net expenses were expected to be lower than the average net expenses of the peer group. The Board concluded that the New Fund’s proposed management fee, coupled with the management fee waiver and expense limitation was reasonable in light of the nature, quality and extent of services to be provided by LIAC.

Approval of Sub-Advisory Consulting Agreement with SSgA

In considering the approval of the proposed sub-advisory consulting agreement between LIAC and SSgA on behalf of each of the Funds, the Board considered the nature, extent and quality of services to be provided by SSgA. The Board noted that no fee would be charged to the Funds or to LIAC for these services. The Board reviewed the services to be provided by SSgA, the background of the investment professionals proposed to service the New Funds, the resources and investment process of SSgA, its compliance programs and regulatory matters and Form ADV. The Board noted the materials provided by SSgA indicating its significant experience in managing indexing strategies.

The Board considered other benefits available to SSgA because of its proposed relationship to the New Funds and considered that SSgA will also receive advisory fees from any investment made by the New Funds into funds for which SSgA serves as adviser, and that SSgA may have an enhanced ability to obtain research services through the allocation of fund brokerage.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the proposed investment management agreement and sub-advisory consulting agreement were fair and reasonable with respect to each New Fund and that the approval of the agreements was in the best interests of each New Fund. The Board unanimously approved the investment management agreement and the sub-advisory consulting agreement.

LVIP SSgA Allocation Funds–31

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP SSgA Allocation Funds–32

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Allocation Funds–33

LVIP SSgA Global Tactical Allocation Fund
(formerly LVIP Wilshire Aggressive Profile Fund)

LVIP SSgA Global Tactical Allocation Fund

a series of Lincoln Variable Insurance Products Trust
Annual Report
December 31, 2010

LVIP SSgA Global Tactical Allocation Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation	4
Statement of Net Assets	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP SSgA Global Tactical Allocation Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 8.74% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Global Tactical Composite1 returned 11.91%.

Wilshire Associates sub-advised the Fund through the close of business July 30, 2010.

Many major equity markets rebounded with strong July performance, after posting one of the worst quarterly performances in years. Supported by a backdrop of solid corporate earnings and subsided concerns over a double dip recession and European sovereign debt woes, most equity markets were able to bounce with strong positive performance. All style and size segments of the U.S. stock market were strongly positive this July, led by small cap value stocks. All ten GICS (Global Industry Classification Standard) sectors were positive, with the strongest gains posted by the cyclical sectors, in particular materials and industrials. Developed international markets surged in the month of July, posting their best monthly return since May 2009 and outperforming emerging markets for the month, though still negative for the year-to-date period. European stocks were up significantly for the month, led by financials as results of the bank stress tests in Europe were released, with all but seven of 91 banks passing. Bond markets continued to move upwards in July led by strong performance in financial, industrial and utility corporate bonds.

The Fund’s diversified fixed income exposures, which span domestic, international and inflation protected bonds have certainly benefited absolute performance as bonds have outperformed most major broad equity asset class for the year-to-date period. Despite their strong performance, the fixed income segment’s contribution to excess performance was slightly negative as most of the underlying strategies trailed the Barclays Capital U.S. Aggregate Index2. LVIP Global Income Fund, which outperformed its style benchmark, the Citigroup Non-U.S. Dollar World Government Bond3, detracted from Fund alpha as it trailed the Barclays Capital U.S. Aggregate Index.

In the domestic equity market, small capitalization stocks have continued to outperform the broad domestic market, and for the year-to-date have outpaced their large cap counterparts by a very wide margin; a continuation of a trend that began at the market bottom in 2009. Smaller cap stocks, which typically fare worse during recessions marked by tightening credit, are more likely to lead markets during periods of recovery as access to capital becomes available and improving economies spur consumer demand. The Fund’s broad exposures to all capitalizations, particularly exposures to smaller market cap strategies, positively impacted performance. The greatest contributions to absolute and relative performance came from the Fund’s small and mid cap domestic equity exposure. The strongest contributions to Fund alpha were Delaware VIP Small Cap Value Series and LVIP Delaware Special Opportunities Fund within the small and mid cap value spaces, respectively. Large cap stocks have not fared well year-to-date, and have detracted from the Fund’s absolute and relative performance. Delaware VIP U.S. Growth Series and LVIP T. Rowe Price Growth Stock Fund, within the large cap growth space, were the greatest source of both negative returns and underperformance within the Fund. Overall, the equity component was the largest source of underperformance.

The Fund’s allocations to developed international equities have hindered absolute performance year-to-date as the sovereign debt crises has taken a toll on many international asset classes. Despite their negative performance, the Fund’s international equity component had a modestly positive contribution on excess performance with the majority of the underlying funds outperforming their benchmark. LVIP Cohen & Steers Global Real Estate Fund was the only positive performing fund for the year-to-date period as it surged past the MSCI EAFE Index4 and contributed to Fund alpha. LVIP Mondrian International Value Fund and Delaware VIP Emerging Markets Series both underperformed their benchmarks, the MSCI EAFE Index and MSCI Emerging Markets Index5, to detract from excess performance.

Victor Zhang
Wilshire Associates

SSgA Funds Management sub-advised the Fund from the close of business on July 30, 2010 through December 31, 2010.

Tactical positioning for the period added to performance relative to the composite benchmark. Tracking differences from both underlying LVIP Fund and Exchange Traded Fund (ETF) holdings detracted from the performance relative to the composite benchmark. The allocations within fixed income provided solid outperformance as we were able to underweight the worst performing asset classes during the period. However, the allocations across stocks did not fare as well and had little effect on the relative performance of the Fund.

•	U.S. Equities — U.S. equities posted strong gains for the period, which helped the portfolios advance in absolute terms.

•	Non-U.S. Equities — Our positioning favored emerging markets over non-US developed markets. Overweight in emerging market contributed to the relative performance as the market advanced nearly 15% for the period.

•	Fixed Income — our positioning within fixed income helped to generate solid performance results. Within fixed income, the portfolio was significantly underweighted to aggregate bonds. All of our quantitative signals turned pessimistic on the outlook for bonds as leading economic indicators continue to rebound and momentum in fixed income was waning. As a result, we gradually increased the magnitude of our underweight.

•	Commodities — through out the period, we continue to build our position in gold. For the year gold advanced nearly 30% making it the top performing asset in the portfolio, and a key contributor from a tactical perspective.

•	Cash — While we are monitoring money market conditions for any indications of risk aversion, with cash yields continuing to hover near zero, we held minimum excess cash during the period.

We are cautiously optimistic on the outlook for riskier assets and are also warily pessimistic on the outlook for bonds, the government variety in particular. For equities, improved momentum and lower volatility expectations have provided some support, as well as an extremely accommodative monetary environment. That same monetary environment is also directly supportive of bonds, and a steeper yield curve is also a positive for fixed income, at least relative to cash. But risks remain that the unfavorable momentum trends in fixed income could persist, and given the small income cushion from aggregate bonds, we find equities to be more attractive at this juncture.

SSgA Multi Asset Class Solutions Team
SSgA Funds Management, Inc.

LVIP SSgA Global Tactical Allocation Fund–1

LVIP SSgA Global Tactical Allocation Fund
2010 Annual Report Commentary (continued)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/05 through 12/31/10

		LVIP SSgA
	LVIP SSgA	Global Tactical
	Global Tactical	Allocation Fund	Global Tactical	Barclays Capital	Wilshire 5000
	Allocation Fund	Service Class	Allocation Composite	U.S. Aggregate	Total Market
	Standard Class		Index	Index	IndexSM******
5/3/05	10000	10000	10000	10000	10000
	10935	11372	10155	10935	11125
	12464	13221	10595	12464	12880
	13596	14641	11333	13596	13603
	10248	8694	11927	10248	8538
	12621	11343	12634	12621	10955
12/31/10	12481	12305	14124	13461	12836

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Global Tactical Allocation Fund shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,481 for the Standard Class shares and to $12,305 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite Index and Barclays Capital U.S. Aggregate Index did from 5/3/05 through 12/31/10. The same $10,000 investment would have increased to $14,124 and $13,461, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Effective close of business July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was renamed into the LVIP SSgA Global Tactical Allocation Fund. This change in name coincided with changes to the Fund’s sub-advisor and investment strategy. The performance for the period July 30, 2010 and prior reflects the performance of the LVIP Wilshire Aggressive Profile Fund. Effective July 30, 2010, the primary benchmark for the LVIP Global Tactical Allocation Fund changed from the Wilshire 5000 Total Market Indexsm to the Barclays Capital U.S. Aggregate Index. This is due to a change in investment strategy of the Fund. For comparison the same $10,000 investment from that same period of time for the Wilshire 5000 Total Market Indexsm would have increased to $12,836.

Average Annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+8.74%

Five Years	+1.84%

Inception (5/3/05)	+3.99%

Service Class Shares

One Year	+8.48%

Five Years	+1.59%

Inception (5/3/05)	+3.73%

1	The Global Tactical Allocation Composite is an unmanaged Index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 26% S&P 500 Index, 20% MSCI EAFE Index (net dividends), 10% Barclays Capital U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets Index (net dividends).

2	The Barclays Capital U.S. Aggregate Index measures the performance of more than 8,500 publicly issued Investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3	Citigroup Non-US Dollar World Government Bond is a market capitalization weighted index consisting of government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

4	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada.

5	The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

6	The Wilshire 5000 Total Market IndexSM (formerly known as Wilshire 500 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is not available.

Commencing the close of business on July 30, 2010, SSgA Funds Management, Inc. (SSgA) replaced Wilshire Associates Incorporated as the Fund’s sub-advisor.

LVIP SSgA Global Tactical Allocation Fund–2

LVIP SSgA Global Tactical Allocation Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,178.20	0.42%	$2.31
Service Class Shares	1,000.00	1,176.90	0.67%	3.68

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.09	0.42%	$2.14
Service Class Shares	1,000.00	1,021.83	0.67%	3.41

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other mutual funds (underlying funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in the table above does not reflect the expenses of the underlying funds.

LVIP SSgA Global Tactical Allocation Fund–3

LVIP SSgA Global Tactical Allocation Fund

Sector Allocation
As of December 31, 2010

Percentage
Sector	of Net Assets

Affiliated Investment Companies	60.87%

Equity Funds	23.16%
Fixed Income Fund	18.00%
International Equity Funds	19.71%

Unaffiliated Investment Companies	38.47%

Commodity Fund	2.49%
Equity Funds	13.76%
Fixed Income Funds	14.71%
International Equity Funds	7.51%

Short-Term Investment	1.53%

Total Value of Securities	100.87%

Liabilities Net of Receivables and Other Assets	(0.87%)

Total Net Assets	100.00%

LVIP SSgA Global Tactical Allocation Fund–4

LVIP SSgA Global Tactical Allocation Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–60.87%
	Equity Funds–23.16%
*	Lincoln Variable Insurance Products Trust —
	LVIP SSgA Large Cap 100 Fund	1,342,301	$13,879,395
	LVIP SSgA S&P 500 Index Fund	870,729	7,675,475
	LVIP SSgA Small-Cap Index Fund	175,614	3,144,189
	LVIP SSgA Small-Mid Cap 200 Fund	240,959	3,098,252

			27,797,311

	Fixed Income Fund–18.00%
*	Lincoln Variable Insurance Products Trust — LVIP SSgA Bond Index Fund	1,967,895	21,597,649

			21,597,649

	International Equity Funds–19.71%
*	Lincoln Variable Insurance Products Trust —
	LVIP SSgA Developed International
	150 Fund	1,570,780	13,431,739
	LVIP SSgA Emerging Markets 100 Fund	210,084	2,933,405
	LVIP SSgA International Index Fund	918,528	7,285,763

			23,650,907

	Total Affiliated Investment Companies (Cost $68,719,041)		73,045,867

	UNAFFILIATED INVESTMENT COMPANIES–38.47%
	Commodity Fund–2.49%
	SPDR® Gold ETF	21,507	2,983,451

			2,983,451

	Equity Funds–13.76%
	SPDR® Dow Jones Small Cap ETF	10,456	690,096
	SPDR® S&P 500 ETF	74,967	9,429,350
	SPDR® S&P MidCap 400 ETF	38,846	6,397,159

			16,516,605

	Fixed Income Funds–14.71%
	SPDR® Barclays Capital Aggregate Bond ETF	96,090	5,336,839
	SPDR® Barclays Capital High Yield Bond ETF	81,201	3,224,492
	SPDR® Barclays Capital TIPS ETF	104,290	5,539,884
	SPDR® DB International Government Inflation-Protected Bond ETF	61,156	3,553,775

			17,654,990

	International Equity Funds–7.51%
	SPDR® S&P Emerging Markets ETF	75,330	5,602,292
	SPDR® S&P World ex-US ETF	131,455	3,411,257

			9,013,549

	Total Unaffiliated Investment Companies (Cost $43,789,178)		46,168,595

	SHORT-TERM INVESTMENT–1.53%
	Money Market Mutual Fund–1.53%
	Dreyfus Treasury & Agency Cash Management Fund	1,836,351	1,836,351

	Total Short-Term Investment (Cost $1,836,351)		1,836,351

TOTAL VALUE OF SECURITIES–100.87% (Cost $114,344,570)	121,050,813
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.87%)	(1,046,450)

NET ASSETS APPLICABLE TO 11,634,558 SHARES OUTSTANDING–100.00%	$120,004,363

NET ASSET VALUE–LVIP SSgA GLOBAL TACTICAL ALLOCATION FUND STANDARD CLASS ($37,960,195 / 3,680,669 Shares)	$10.313

NET ASSET VALUE–LVIP SSgA GLOBAL TACTICAL ALLOCATION FUND SERVICE CLASS ($82,044,168 / 7,953,889 Shares)	$10.315

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$156,969,419
Undistributed net investment income	669,408
Accumulated net realized loss on investments	(44,340,707)
Net unrealized appreciation of investments	6,706,243

Total net assets	$120,004,363

*	Standard Class shares.

ETF – Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund–5

LVIP SSgA Global Tactical Allocation Fund
Statement of Assets and Liabilities
December 31, 2010

ASSETS:
Investments in affiliated investment companies, at value	$73,045,867
Investments in unaffiliated investment companies, at value	48,004,946
Dividends receivable	296,314
Cash	230,217
Receivables for fund shares sold	29,174

TOTAL ASSETS	121,606,518

LIABILITIES:
Payables for investment companies purchased	1,124,559
Payables for fund shares redeemed	433,507
Due to manager and affiliates	41,905
Accrued expenses payable	2,184

TOTAL LIABILITIES	1,602,155

TOTAL NET ASSETS	$120,004,363

Investments in affiliated investment companies, at cost	$68,719,041
Investments in unaffiliated investment companies, at cost	$45,625,529

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund–6

LVIP SSgA Global Tactical Allocation Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends from affiliated investment companies	$976,708
Dividends from unaffiliated investment companies	1,057,349

2,034,057

EXPENSES:
Management fees	267,311
Distribution expenses-Service Class	181,463
Accounting and administration expenses	65,576
Reports and statements to shareholders	51,781
Professional fees	24,816
Trustees’ fees	3,275
Custodian fees	267
Pricing fees	56
Other	7,297

601,842
Less expenses waived/reimbursed	(89,269)

Total operating expenses	512,573

NET INVESTMENT INCOME	1,521,484

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from unaffiliated investment companies	182,094
Net realized gain from sale of investments in affiliated investment companies	8,166,915
Net realized gain from sale of investments in unaffiliated investment companies	3,811,803

Net realized gain on investments	12,160,812
Net change in unrealized appreciation/depreciation of investments	(4,463,374)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,697,438

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,218,922

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,521,484	$1,181,445
Net realized gain (loss) on investments	12,160,812	(39,266,862)
Net change in unrealized appreciation/depreciation of investments	(4,463,374)	67,558,989

Net increase in net assets resulting from operations	9,218,922	29,473,572

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(377,845)	(1,728,081)
Service Class	(611,120)	(4,115,354)
Net realized gain on investments:
Standard Class	—	(1,357,038)
Service Class	—	(3,391,333)

	(988,965)	(10,591,806)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,252,869	13,699,730
Service Class	21,527,577	18,758,837
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	377,845	3,085,119
Service Class	611,120	7,506,687

	32,769,411	43,050,373

Cost of shares repurchased:
Standard Class	(7,384,542)	(32,295,091)
Service Class	(15,215,796)	(48,178,334)

	(22,600,338)	(80,473,425)

Increase (decrease) in net assets derived from capital share transactions	10,169,073	(37,423,052)

NET INCREASE (DECREASE) IN NET ASSETS	18,399,030	(18,541,286)
NET ASSETS:
Beginning of year	101,605,333	120,146,619

End of year	$120,004,363	$101,605,333

Undistributed net investment income	$669,408	$924,838

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund–7

LVIP SSgA Global Tactical Allocation Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation Fund Standard Class
	Year Ended
	12/31/10[1]	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$9.581	$8.228	$14.281	$13.153	$11.392

Income (loss) from investment operations:
Net investment income[2]	0.154	0.108	0.158	0.106	0.069
Net realized and unrealized gain (loss) on investments	0.681	2.356	(5.831)	1.329	1.809

Total from investment operations	0.835	2.464	(5.673)	1.435	1.878

Less dividends and distributions from:
Net investment income	(0.103)	(0.618)	(0.068)	(0.124)	(0.116)
Net realized gain on investments	—	(0.493)	(0.312)	(0.183)	(0.001)

Total dividends and distributions	(0.103)	(1.111)	(0.380)	(0.307)	(0.117)

Net asset value, end of period	$10.313	$9.581	$8.228	$14.281	$13.153

Total return[3]	8.74%	30.80%	(40.46% )	11.02%	16.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,960	$31,982	$41,070	$41,110	$15,102
Ratio of expenses to average net assets[4]	0.31%	0.20%	0.25%	0.25%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.39%	0.36%	0.33%	0.34%	0.61%
Ratio of net investment income to average net assets	1.59%	1.26%	1.38%	0.75%	0.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.51%	1.10%	1.30%	0.66%	0.26%
Portfolio turnover	140%	41%	25%	56%	40%
1 Commencing close of business July 30, 2010, SSgA Funds Management, Inc. replaced Wilshire Associates Incorporated as the Fund’s sub-advisor.

2The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4Expense ratios do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund–8

LVIP SSgA Global Tactical Allocation Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation Fund Service Class
	Year Ended
	12/31/10[1]	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$9.583	$8.233	$14.271	$13.144	$11.372

Income (loss) from investment operations:
Net investment income[2]	0.130	0.087	0.129	0.071	0.039
Net realized and unrealized gain (loss) on investments	0.681	2.353	(5.821)	1.329	1.805

Total from investment operations	0.811	2.440	(5.692)	1.400	1.844

Less dividends and distributions from:
Net investment income	(0.079)	(0.597)	(0.034)	(0.090)	(0.071)
Net realized gain on investments	—	(0.493)	(0.312)	(0.183)	(0.001)

Total dividends and distributions	(0.079)	(1.090)	(0.346)	(0.273)	(0.072)

Net asset value, end of period	$10.315	$9.583	$8.233	$14.271	$13.144

Total return[3]	8.48%	30.47%	(40.62% )	10.74%	16.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,044	$69,623	$79,077	$120,941	$62,325
Ratio of expenses to average net assets[4]	0.56%	0.45%	0.50%	0.50%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.64%	0.61%	0.58%	0.59%	0.86%
Ratio of net investment income to average net assets	1.34%	1.01%	1.13%	0.50%	0.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.26%	0.85%	1.05%	0.41%	0.01%
Portfolio turnover	140%	41%	25%	56%	40%
1 Commencing close of business July 30, 2010, SSgA Funds Management, Inc. replaced Wilshire Associates Incorporated as the Fund’s sub-advisor.

2 The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4 Expense ratios do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Fund–9

LVIP SSgA Global Tactical Allocation Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP SSgA Global Tactical Allocation Fund (formerly, LVIP Wilshire Aggressive Profile Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market securities.

The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The value of the Fund’s investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Fund. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007 — December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is in addition to the management fee paid by the Underlying Funds. Prior to close of business on July 30, 2010, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.05% of average daily net assets of the Fund. This waiver was terminated effective close of business on July 30, 2010.

Effective close of business on July 30, 2010, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.45% of average daily net assets. Prior to close of business on July 30, 2010, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceeded 0.20% of average daily net assets.

Effective at close of business on July 30, 2010, SSgA Funds Management, Inc. (SSgA FM) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.15% of the first $200 million of the Fund’s average daily net assets; and 0.10% of the Fund’s average daily net assets in excess of $200 million. Prior to close of business on July 30, 2010, Wilshire Associates Incorporated served as the Fund’s Sub-Advisor and was paid by LIAC a fee at an annual rate based on the combined net assets of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP SSgA Global Tactical Allocation Fund (formerly LVIP Wilshire Aggressive Profile Fund), LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030

LVIP SSgA Global Tactical Allocation Fund–10

LVIP SSgA Global Tactical Allocation Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Profile Fund, and LVIP Wilshire 2040 Profile Fund, (Profile Funds) as follows: 0.08% of the first $500 million of the Profile Funds’ average daily net assets; 0.06% of the next $500 million; 0.05% of the next $2 billion; and 0.04% of any excess of the Profile Funds’ average daily net assets over $3 billion.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $6,766 and $10,810, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$24,942
Distribution fee payable to LFD	16,963

In addition to the management fee and other expenses reflected on the statement of operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may owns different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. LIAC, Dreyfus and SSgA FM serve as the investment managers for the Underlying Funds.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $158,523,029 and sales of $146,398,297 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $114,363,001. At December 31, 2010, net unrealized appreciation was $6,687,812, of which $7,260,780 related to unrealized appreciation of investments and $572,968 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

Level 1

Investment Companies	$119,214,462
Short-Term Investment	1,836,351

Total	$121,050,813

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

LVIP SSgA Global Tactical Allocation Fund–11

LVIP SSgA Global Tactical Allocation Fund
Notes to Financial Statements (continued)

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$988,965	$5,843,435
Long-term capital gain	—	4,748,371

Total	$988,965	$10,591,806

In addition, the Fund declared an ordinary income consent dividend of $1,423,861 for the year ended December 31, 2009. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$156,969,419
Undistributed ordinary income	669,408
Capital loss carryforwards	(44,322,276)
Unrealized appreciation of investments	6,687,812

Net assets	$120,004,363

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends, distributions received from underlying investments and pass-through consent dividends from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(787,949)	$(635,912)	$1,423,861

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $40,556,592 expires in 2017 and $3,765,684 expires in 2018.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	1,072,569	1,631,786
Service Class	2,202,395	2,223,268
Shares issued upon reinvestment of dividends and distributions:
Standard Class	37,252	340,549
Service Class	60,232	830,348

	3,372,448	5,025,951

Shares repurchased:
Standard Class	(767,341)	(3,625,888)
Service Class	(1,573,677)	(5,393,092)

	(2,341,018)	(9,018,980)

Net increase (decrease)	1,031,430	(3,993,029)

LVIP SSgA Global Tactical Allocation Fund–12

LVIP SSgA Global Tactical Allocation Fund
Notes to Financial Statements (continued)

7.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Global Tactical Allocation Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA Global Tactical Allocation Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Global Tactical Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Global Tactical Allocation Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP SSgA Global Tactical Allocation Fund–14

LVIP SSgA Global Tactical Allocation Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)
Long-Term	(B)
Capital Gain	Ordinary Income	Total	(C)
Distribution	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	42.13%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2012. The Board noted that the investment management fees for the Fund were above the average investment management fee of the Lipper expense group, which consists of the Fund’s predecessor fund and six other multi-cap core funds underlying variable insurance products. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP SSgA Global Tactical Allocation Fund–15

LVIP SSgA Global Tactical Allocation Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP SSgA Global Tactical Allocation Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP SSgA Global Tactical Allocation Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Global Tactical Allocation Fund–18

LVIP SSgA International Index Fund

LVIP SSgA International Index Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP SSgA International Index Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Country and Sector Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	5
Statement of Operations	17
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	25
Other Fund Information	26
Officer/Trustee Information	28

LVIP SSgA International Index Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 7.05% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the MSCI EAFE® Index* (net dividends), returned 7.75%.

In early 2010, price action reflected a powerful recovery theme. However, as the year progressed, investors faced significant challenges, including the European debt crisis, a potential policy mistake in China, and uncertainty about the strength and even sustainability of the U.S. recovery. However, abstracting from the volatility, it was generally a good year for equities, bonds and commodities, while the dollar was mixed.

Outside of the U.S. both developed and emerging markets had positive gains in 2010, though not at same growth they had in 2009. With a negative start in January and February, MSCI EAFE barely recovered in March ending the first quarter relatively flat. The next three months continued to be a challenge with a disappointing loss in Q2. With strong returns in July and September, EAFE rebounded nicely with a Q3 gain. EAFE’s modest return in Q4 helped end the year with a positive result.

On a sector basis, the Fund’s performance benefited from the industrials, materials and consumer discretionary sectors contributing the most positively while the financials, utilities and energy sectors were the only sectors that contributed negatively to the fund. On an individual securities’ basis, the largest positive contributors to the relative performance of the fund during this period included Nestle S.A., Siemens AG and Rio Tinto PLC. On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included BP PLC, Banco Santander S.A. and Banco Bilbao Vizcaya Argentaria S.A.

The Fund seeks to replicate the returns and characteristics of the MSCI EAFE Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. Each fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked reasonably inline with the MSCI EAFE Index. The Fund may not always track the performance of the MSCI EAFE Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

The Fund uses an indexing strategy and does not individually select stocks. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, MSCI EAFE Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Global Structured Products Team
SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/10

	LVIP SSgA	LVIP SSgA
	International Index	International Index
	Fund Standard	Fund Service	MSCI EAFE
	Class shares	Class shares	Index(net dividends)
5/1/2008	10000	10000	10000
	6023	6013	10879
	7701	7668	14336
12/31/10	8243	8188	15448

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA International Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,243 for the Standard Class shares and to $8,188 for the Service Class shares. For comparison, look at how the MSCI EAFE Index did from 5/1/08 through 12/31/10. The same $10,000 investment would have increased to $15,448. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average Annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+7.05%

Inception (5/1/08)	−6.97%

Service Class Shares

One Year	+6.78%

Inception (5/1/08)	−7.21%

*	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding U.S. and Canada.

LVIP SSgA International Index Fund–1

LVIP SSgA International Index Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,246.60	0.60%	$3.40
Service Class Shares	1,000.00	1,245.10	0.85%	4.81

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.18	0.60%	$3.06
Service Class Shares	1,000.00	1,020.92	0.85%	4.33

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA International Index Fund–2

LVIP SSgA International Index Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2010

Percentage
Country	of Net Assets

Common Stock	94.40%

Australia	8.38%
Austria	0.32%
Belgium	0.84%
Bermuda	0.08%
China	0.09%
Denmark	0.96%
Finland	1.06%
France	8.48%
Germany	7.23%
Greece	0.21%
Hong Kong	2.80%
Ireland	0.22%
Israel	0.77%
Italy	2.36%
Japan	20.97%
Luxembourg	0.51%
Mexico	0.04%
Netherlands	2.48%
New Zealand	0.11%
Norway	0.71%
Portugal	0.23%
Republic of Cyprus	0.03%
Republic of Mauritius	0.02%
Singapore	1.52%
Spain	3.13%
Sweden	3.03%
Switzerland	8.09%
United Kingdom	19.65%
United States	0.08%

Preferred Stock	0.50%

Warrants	0.00%

Short-Term Investment	3.81%

Total Value of Securities	98.71%

Receivables and Other Assets Net of Liabilities	1.29%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Aerospace & Defense	0.61%
Air Freight & Logistics	0.36%
Airlines	0.23%
Auto Components	0.66%
Automobiles	3.40%
Beverages	1.83%
Biotechnology	0.25%
Building Products	0.62%
Capital Markets	2.26%
Chemicals	3.31%
Commercial Banks	12.14%
Commercial Services & Supplies	0.96%
Communications Equipment	0.72%
Computers & Peripherals	0.42%
Construction & Engineering	0.84%
Construction Materials	0.63%
Consumer Finance	0.13%
Containers & Packaging	0.13%
Distributors	0.23%
Diversified Consumer Services	0.02%
Diversified Financial Services	1.16%
Diversified Telecommunication Services	3.18%
Electric Utilities	2.82%
Electrical Equipment	1.39%
Electronic Equipment, Instruments & Components	1.37%
Energy Equipment & Services	0.72%
Food & Staples Retailing	2.19%
Food Products	3.35%
Gas Utilities	0.80%
Health Care Equipment & Supplies	0.70%
Health Care Providers & Services	0.28%
Hotels, Restaurants & Leisure	0.95%
Household Durables	0.84%
Household Products	0.61%
Independent Power Producers & Energy Traders	0.15%
Industrial Conglomerates	1.83%
Insurance	3.74%
Internet & Catalog Retail	0.11%
Internet Software & Services	0.08%
IT Services	0.24%
Leisure Equipment & Products	0.17%
Life Science Tools & Services	0.06%
Machinery	2.71%
Marine	0.36%
Media	1.52%
Metals & Mining	6.63%
Multiline Retail	0.30%
Multi-Utilities	1.01%
Office Electronics	0.69%
Oil, Gas & Consumable Fuels	6.66%
Paper & Forest Products	0.28%
Personal Products	0.34%
Pharmaceuticals	6.51%
Real Estate Investment Trusts	1.15%
Real Estate Management & Development	1.81%
Road & Rail	0.76%
Semiconductors & Semiconductor Equipment	0.44%
Software	0.84%
Specialty Retail	0.76%
Textiles, Apparel & Luxury Goods	1.15%
Tobacco	1.13%
Trading Companies & Distributors	1.06%

LVIP SSgA International Index Fund–3

LVIP SSgA International Index Fund
Country and Sector Allocations and Top 10 Equity Holdings (continued)

Percentage
Sector	of Net Assets

Transportation Infrastructure	0.34%
Water Utilities	0.05%
Wireless Telecommunication Services	1.91%

Total	94.90%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Nestle	1.75%
HSBC Holdings	1.55%
BHP Billiton	1.34%
BP	1.18%
Vodafone Group	1.18%
Novartis	1.06%
Royal Dutch Shell Class A	1.03%
Total	0.96%
Toyota Motor	0.94%
Roche Holding	0.89%

Total	11.88%

LVIP SSgA International Index Fund–4

LVIP SSgA International Index Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–94.40%Δ
	Australia–8.38%
	AGL Energy	18,113	$281,916
	Alumina	95,703	242,553
	Amcor	40,267	277,768
	AMP	74,912	404,983
†	Asciano Group	115,938	188,980
	ASX	5,998	230,965
	Australia & New Zealand Banking Group	91,521	2,183,921
	AXA Asia Pacific Holdings	39,739	256,257
	Bendigo & Adelaide Bank	11,396	115,879
	BHP Billiton	118,928	5,499,611
	Billabong International	6,493	54,079
	BlueScope Steel	63,930	147,000
	Boral	23,786	117,408
	Brambles	47,561	346,067
	Caltex Australia	5,751	84,456
	CFS Retail Property Trust	79,119	142,306
	Coca-Cola Amatil	18,644	206,918
	Cochlear	2,334	191,796
	Commonwealth Bank of Australia	54,614	2,833,613
	Computershare	15,025	165,525
	Crown	14,682	123,785
	CSL	19,352	717,699
	CSR	44,338	76,123
	Dexus Property Group	168,177	136,635
	Farifax Media	64,550	92,354
†	Fortescue Metals Group	41,508	277,421
	Foster’s Group	70,102	406,919
	Goodman Fielder	45,919	63,117
	Goodman Group	246,439	163,701
	GPT Group	58,784	176,618
=@†	GPT Group-In Specie	160,069	0
	Harvey Norman Holdings	18,207	54,703
	Incitec Pivot	54,474	220,452
	Insurance Australia Group	77,451	307,106
	Leighton Holdings	4,805	151,144
	Lend Lease Group	16,747	147,699
	MacArthur Coal	4,796	62,736
†	Macquarie Atlas Roads Group	1	1
	Macquarie Group	12,025	454,814
	MAP Group	11,847	36,200
	Metcash	24,272	101,948
	Mirvac Group	132,702	166,128
	National Australia Bank	75,252	1,822,618
	Newcrest Mining	26,612	1,099,811
	OneSteel	46,772	123,798
	Orica	13,947	354,903
	Origin Energy	31,498	536,275
	OZ Minerals	108,559	190,819
†	Paladin Energy	23,613	118,967
	Qantas Airways	34,774	90,265
	QBE Insurance Group	37,725	699,738
†	QR National	55,453	155,843
	Ramsay Health Care	3,988	72,545
	Rio Tinto	15,218	1,329,232
	Santos	31,907	428,786
	Sims Metal Management	5,997	132,195
	Sonic Healthcare	11,112	131,728
	SP AusNet	64,144	57,030
	Stockland	88,099	324,118
	Suncorp Group	46,292	407,323
	TABCORP Holdings	21,456	155,901
	Tatts Group	47,771	125,954
	Telstra	161,667	460,951
	Toll Holdings	20,525	120,190
	Transurban Group	52,471	274,548
	Wesfarmers	35,990	1,176,959
	Wesfarmers PPS	5,159	170,293
	Westfield Group	79,430	777,641
†	Westfield Retail Trust	111,731	293,451
	Westpac Banking	108,420	2,460,862
	Woodside Petroleum	22,336	971,486
	Woolworths	43,837	1,208,234
	WorleyParsons	5,933	162,131

			34,343,899

	Austria–0.32%
	Erste Group Bank	6,149	288,883
=†	IMMOEAST	13,053	0
†	IMMOFINANZ	31,759	135,403
	OMV	5,203	216,336
	Raiffeisen International Bank	2,120	116,208
	Telekom Austria	11,419	160,605
	Verbund	2,745	102,318
	Vienna Insurance Group	1,593	82,837
	Voestalpine	4,059	193,461

			1,296,051

	Belgium–0.84%
	Ageas	73,760	168,629
	Anheuser-Busch InBev	25,190	1,441,410
*†	Anhueser-Busch InBev VVPR Strip	1,896	10
	Bekaert	1,247	143,210
	Belgacom	5,361	180,081
	Cie Nationale a Portefeuille	618	30,240
	Colruyt	2,930	149,052
	Delhaize Group	3,295	243,478
	Dexia	15,705	54,592
	Groupe Bruxelles Lambert	2,665	224,218
	KBC Groep	5,256	179,189
	Mobistar	813	52,727
	Solvay Class A	1,974	210,471

LVIP SSgA International Index Fund–5

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Belgium (continued)

	UCB	3,779	$129,693
	Umicore	4,167	216,826

			3,423,826

	Bermuda–0.08%
	Seadrill	9,504	321,666

			321,666

ù	China–0.09%
†	Foxconn International Holdings	56,000	39,123
†	Sands China	88,668	194,847
†	Wynn Macau	59,553	133,319

			367,289

	Denmark–0.96%
	A.P. Moller-Maersk Class A	20	176,278
	A.P. Moller-Maersk Class B	48	434,861
	Carlsberg Class B	3,900	390,679
	Coloplast Class B	893	121,409
	Danske Bank	16,600	425,771
	DSV	7,300	161,442
	Novo Nordisk Class B	14,600	1,647,158
	Novozymes Class B	1,900	264,793
	Tryg	569	26,280
†	Vestas Wind Systems	6,600	208,466
†	William Demant Holding	1,000	73,897

			3,931,034

	Finland–1.06%
	Elisa	5,150	112,024
	Fortum	16,216	488,450
	Kesko Class B	2,600	121,419
	Kone Class B	6,107	339,654
	Metso	4,600	257,069
	Neste Oil	5,364	85,698
	Nokia	130,800	1,353,516
	Nokian Renkaat	3,850	141,292
	Orion Class B	2,257	49,396
	Outokumpu	3,600	66,805
	Pohjola Bank	3,457	41,460
	Rautaruukki	3,600	84,276
	Sampo Class A	15,064	403,803
	Sanoma	3,430	74,381
	Stora Enso Class R	20,300	208,572
	UPM-Kymmene	18,025	318,582
	Wartsila	2,800	213,752

			4,360,149

	France–8.48%
	Accor	4,762	212,006
	Aeroports de Paris	891	70,366
	Air France-KLM	4,729	86,175
	Air Liquide	10,049	1,271,489
	Alcatel-Lucent	76,890	224,100
	Alstom	7,753	371,184
	Atos Origin	1,363	72,599
	AXA	60,361	1,004,704
	BIC	940	80,833
	BioMerieux	355	35,036
	BNP Paribas	33,694	2,144,696
	Bouygues	8,084	348,609
	Bureau Veritas	1,664	126,184
	Cap Gemini	4,845	226,260
	Carrefour	21,035	867,587
	Casino Guichard Perrachon	1,785	174,092
	Christian Dior	2,243	320,569
	Cie de Saint-Gobain	13,993	720,256
†	Cie Generale de Geophysique-Veritas	4,384	133,489
	Cie Generale d’Optique Essilor International	7,648	492,589
	CNP Assurances	4,612	83,272
	Compagnie Generale des Etablissements Michelin Class B	5,896	423,299
	Credit Agricole	35,384	449,602
	Danone	20,376	1,280,904
	Dassault Systemes	1,801	135,851
†	Edenred	5,060	119,841
	EDF	8,926	366,302
	Eiffage	1,250	55,158
	Eramet	170	58,298
	Eurazeo	977	72,481
	Eutelsat Communications	3,009	110,187
	Fonciere Des Regions	930	90,020
	France Telecom	64,714	1,349,270
	GDF Suez	44,488	1,596,991
	Gecina	698	76,811
	Groupe Eurotunnel	15,064	132,520
	Hermes International	321	67,271
	Icade	693	70,739
	Iliad	640	69,650
	Imerys	1,355	90,370
	JC Decaux	2,354	72,464
	Klepierre	2,808	101,343
	Lafarge	6,914	433,713
	Lagardere	5,003	206,214
	Legrand	5,183	211,174
	L’Oreal	8,436	937,019
	LVMH Moet Hennessy Louis Vuitton	8,548	1,406,817
	M6-Metropole Television	2,198	53,189
	Natixis	29,735	139,140
	Neopost	1,088	94,840
	PagesJaunes Groupe	4,431	40,283
	Pernod-Ricard	6,790	638,720
	Peugeot	4,820	183,077
	PPR	2,708	430,835
	Publicis Groupe	5,031	262,322
	Renault	7,199	418,675

LVIP SSgA International Index Fund–6

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	France (continued)

	Safran	6,646	$235,462
	Sanofi-Aventis	37,031	2,368,985
	Schneider Electric	8,407	1,258,851
	SCOR	5,531	140,499
	Societe Generale	22,001	1,183,041
	Societe Television Francaise 1	3,653	63,490
	Sodexo	3,156	217,595
	Suez Enviornnement	9,122	188,423
	Technip	3,575	330,270
	Thales	2,880	100,823
	Total	74,293	3,938,276
	Unibail-Rodamco	3,126	618,537
	Vallourec	3,977	417,920
	Veolia Environnement	12,140	354,963
	Vinci	15,497	842,837
	Vivendi	43,051	1,162,652

			34,734,109

	Germany–7.23%
	Adidas	7,161	471,897
	Allianz	15,996	1,902,485
	Axel Springer	456	74,530
	BASF	32,399	2,599,384
	Bayer	29,550	2,174,853
	Bayerische Motoren Werke	11,634	913,180
	Beiersdorf	3,636	202,710
†	Brenntag	883	89,720
	Celesio	2,547	62,894
	Commerzbank	22,021	164,281
	Continental	1,635	127,482
	Daimler	31,715	2,159,078
	Deutsche Bank	33,040	1,725,391
	Deutsche Boerse	7,198	500,126
	Deutsche Lufthansa	7,751	170,466
	Deutsche Post	28,610	483,482
	Deutsche Telekom	99,000	1,273,682
	E.ON	63,473	1,940,329
	Fraport	1,338	84,138
	Fresenius	1,052	88,959
	Fresenius Medical Care	6,456	376,197
	GEA Group	5,568	160,831
	Hannover Rueckversicherung	1,707	91,139
	HeidelbergCement	5,044	315,363
	Henkel KGaA	4,217	220,724
	Hochtief	1,714	144,825
†	Infineon Technologies	38,208	357,984
	K+S	5,002	378,575
†	Kabel Deutschland Holding	1,686	78,657
	Lanxess	2,729	214,169
	Linde	5,949	907,496
	MAN	3,624	434,509
	Merck	2,111	170,072
	Metro	4,518	325,574
	Muenchener Rueckversicherungs	6,613	1,002,509
	ProSiebenSat.1 Media	2,347	70,789
	Puma	192	63,404
	RWE	15,046	1,005,989
	Salzgitter	1,407	107,072
	SAP	29,931	1,517,616
	Siemens	28,804	3,587,932
	Suedzucker	1,720	45,623
	ThyssenKrupp	11,510	478,422
	TUI	3,619	50,489
	United Internet	4,051	64,992
	Volkswagen	903	127,427
	Wacker Chemie	526	92,475

			29,599,921

	Greece–0.21%
	Alpha Bank	17,530	89,060
	Coca-Cola Hellenic Bottling	6,780	175,489
	EFG Eurobank Ergasias	9,419	47,223
	Hellenic Telecommunications Organization	7,140	58,516
†	National Bank of Greece	33,122	267,908
	OPAP	8,670	149,992
	Piraeus Bank	1	3
	Public Power	4,880	70,071

			858,262

■	Hong Kong–2.80%
†	AIA Group	275,800	775,327
	ASM Pacific Technology	8,500	107,446
	Bank of East Asia	59,563	249,440
	BOC Hong Kong Holdings	126,500	430,482
	Cathay Pacific Airways	45,000	124,188
	Cheung Kong Holdings	51,000	786,735
	Cheung Kong Infrastructure Holdings	19,000	87,025
	CLP Holdings	68,500	556,108
	Esprit Holdings	38,429	182,936
†	Genting Singapore	201,800	344,393
	Hang Lung Group	29,000	190,659
	Hang Lung Properties	90,000	420,907
	Hang Seng Bank	26,100	429,152
	Henderson Land Development	38,608	263,265
	Hong Kong & China Gas	147,460	347,567
	Hong Kong Electric Holdings	54,500	343,583
	Hong Kong Exchanges & Clearing	36,000	816,571
	Hopewell Holdings	19,000	59,646
	Hutchison Telecommunications Hong Kong Holdings	10,000	3,062
	Hutchison Whampoa	73,000	751,367
	Hysan Development	21,120	99,452
	Kerry Properties	26,531	138,245
	Li & Fung	78,000	452,596
	Lifestyle International Holdings	17,500	43,094

LVIP SSgA International Index Fund–7

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Hong Kong (continued)

	Link REIT	77,447	$240,636
†	Mongolia Energy	79,000	23,581
	MTR	51,508	187,543
	New World Development	87,654	164,626
	Noble Group	117,925	199,413
	NWS Holdings	54,132	82,170
	Orient Overseas International	10,000	97,009
	PCCW	204,000	90,288
	Shagri-La Asia	50,000	135,735
	Sino Land	86,862	162,493
	SJM Holdings	48,591	77,145
	Sun Hung Kai Properties	50,259	834,795
	Swire Pacific Class A	27,500	452,171
	Wharf Holdings	53,000	407,771
	Wheelock	30,000	121,390
	Wing Hang Bank	7,000	96,816
	Yue Yuen Industrial Holdings	29,000	104,284

			11,481,112

	Ireland–0.22%
=†	Anglo Irish Bank	3,965	0
†	Bank of Ireland	95,076	47,667
	CRH	24,921	516,430
†	Elan	14,093	78,193
†	James Hardie Industries CDI	13,599	94,225
	Kerry Group Class A	4,332	144,618

			881,133

	Israel–0.77%
†	Bank Hapoalim	35,824	187,732
	Bank Leumi Le-Israel	39,728	204,808
	Bezeq Israeli Telecommunication	62,522	191,936
	Cellcom Israel	1,110	36,280
	Delek Group	167	43,307
	Elbit Systems	516	27,714
†	Israel	107	130,693
	Israel Chemicals	14,830	255,950
†	Israel Discount Bank Class A	24,041	55,216
†	Makhteshim-Agan Industries	11,591	59,820
	Mizrahi Tefahot Bank	5,265	58,259
†	NICE Systems	3,053	108,276
	Partner Communications	1,931	39,447
	Teva Pharmaceutical Industries	33,593	1,772,794

			3,172,232

	Italy–2.36%
	A2A	24,810	34,132
	Assicurazioni Generali	41,150	781,771
	Atlantia	8,714	177,898
†	Autogrill	2,575	36,389
	Banca Carige	11,808	24,754
	Banca Monte Dei Paschi Siena	60,873	69,258
	Banco Popolare	23,970	108,638
	Enel	230,227	1,151,179
†	Enel Green Power	64,735	136,832
	ENI	91,713	2,003,541
	Exor	2,826	93,240
	Fiat	28,169	581,102
	Finmeccanica	12,359	140,531
	Intesa Sanpaolo Ordinary Shares	271,573	737,051
	Intesa Sanpaolo Savings Shares	25,509	60,808
	Luxottica Group	4,507	137,384
	Mediaset	26,111	158,051
	Mediobanca	17,582	156,553
	Mediolanum	4,280	17,696
	Parmalat	63,687	174,550
	Pirelli & C	9,959	80,554
	Prelios	9,959	5,938
	Prysmian	6,782	115,607
	Saipem	9,459	465,886
	Snam Rete Gas	50,419	250,757
	Telecom Italia	324,044	418,934
	Telecom Italia Savings Shares	199,236	216,291
	Terna Rete Elettrica Nazionale	45,005	190,135
	UniCredit	473,617	980,198
	Unione di Banche Italiane SCpA	20,708	181,340

			9,686,998

	Japan–20.97%
	77 Bank	14,000	74,297
	ABC-Mart	900	32,137
	Advantest	5,200	117,619
	Aeon	20,000	250,200
	Aeon Credit Service	4,000	56,541
	Aeon Mall	2,600	69,790
	Air Water	5,000	63,843
	Aisin Seiki	7,500	265,314
	Ajinomoto	23,000	239,586
	Alfresa Holdings	1,500	66,583
	All Nippon Airways	26,000	97,002
	Amada	12,000	97,667
	Aozora Bank	14,000	28,960
	Asahi Breweries	13,000	251,788
	Asahi Glass	37,000	432,346
	Asahi Kasei	43,000	280,613
	Asics	6,000	77,129
	Astellas Pharma	15,300	583,063
	Bank of Kyoto	12,000	113,772
	Bank of Yokohama	48,000	248,821
	Benesse Holdings	2,200	101,311
	Bridgestone	22,700	438,543
	Brother Industries	7,000	103,774
	Canon	40,600	2,104,611
	Canon Marketing Japan	1,600	22,774
	Casio Computer	7,400	59,681
	Central Japan Railway	55	460,506

LVIP SSgA International Index Fund–8

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

	Chiba Bank	26,000	$169,033
	Chiyoda	7,000	69,642
	Chubu Electric Power	23,700	582,469
	Chugai Pharmaceutical	7,900	144,936
	Chugoku Bank	7,000	84,726
	Chugoku Electric Power	11,400	231,607
	Chuo Mitsui Trust Holdings	31,000	128,634
	Citizen Holdings	7,300	50,336
	Coca-Cola West	2,400	43,470
	Cosmo Oil	20,000	65,505
	Credit Saison	5,200	85,477
	Dai Nippon Printing	22,000	299,600
	Daicel Chemical Industries	9,000	65,714
	Daido Steel	11,000	64,606
	Daihatsu Motor	7,000	107,394
	Dai-ichi Life Insurance	290	470,984
	Daiichi Sankyo	23,900	522,937
	Daikin Industries	7,800	276,599
	Dainippon Sumitomo Pharma	7,000	63,609
	Daito Trust Construction	2,700	184,843
	Daiwa House Industry	17,000	208,902
	Daiwa Securities Group	64,000	329,397
	Dena	2,700	96,810
	Denki Kagaku Kogyo	15,000	71,292
	Denso	17,300	596,868
	Dentsu	5,900	183,142
	Dowa Holdings	9,000	59,065
	East Japan Railway	11,700	760,648
	Eisai	8,400	304,082
	Electric Power Development	3,700	116,036
†	Elpida Memory	5,200	60,506
	FamilyMart	2,100	79,123
	FANUC	6,900	1,059,447
	Fast Retailing	1,800	286,573
	Fuji Electric Holdings	20,000	62,304
	Fuji Heavy Industries	21,000	162,901
	Fuji Media Holdings	20	31,620
	FUJIFILM Holdings	16,500	596,491
	Fujitsu	67,000	466,108
	Fukuoka Financial Group	25,000	108,662
	Furkukawa Electric	22,000	98,873
	Gree	4,600	58,509
	GS Yuasa	12,000	83,039
	Gunma Bank	13,000	71,391
	Hachijuni Bank	14,000	78,261
	Hakuhodo DY Holdings	850	48,719
	Hamamatsu Photonics	2,100	76,744
	Hankyu Hanshin Holdings	36,000	167,112
	Hino Motors	7,000	37,924
	Hirose Electric	1,200	135,197
	Hiroshima Bank	16,000	67,377
	Hisamitsu Pharmaceutical	2,200	92,643
	Hitachi	155,000	826,387
	Hitachi Chemical	4,100	84,862
	Hitachi Construction Machinery	3,800	91,052
	Hitachi High-Technologies	2,500	58,425
	Hitachi Metals	6,000	72,031
	Hokkaido Electric Power	6,200	126,725
	Hokuhoku Financial Group	43,000	87,361
	Hokuriku Electric Power	5,400	132,648
	Honda Motor	58,200	2,303,922
	HOYA	16,300	395,784
	Ibiden	4,100	129,338
	Idemitsu Kosan	700	74,297
	IHI	39,000	86,917
	INPEX	81	474,241
	Isetan Mitsukoshi Holdings	11,400	132,508
	Isuzu Motors	37,000	168,109
	Ito EN	1,600	26,596
	ITOCHU	53,400	540,477
	ITOCHU Techno-Solutions	1,000	37,493
	Iyo Bank	8,000	64,028
	J Front Retailing	19,000	103,872
	Japan Petroleum Exploration	1,000	38,047
	Japan Prime Realty Investment	22	67,721
	Japan Real Estate Investment	17	176,248
	Japan Retail Fund Investment	63	120,779
	Japan Steel Works	10,000	104,414
	Japan Tobacco	154	569,809
	JFE Holdings	16,400	571,067
	JGC	8,000	174,057
	Joyo Bank	20,000	87,915
	JS Group	8,700	191,429
	JSR	5,400	100,733
	JTEKT	6,200	73,134
	Jupiter Telecommunications	77	80,968
	JX Holdings	80,310	544,863
	Kajima	30,000	79,788
	Kamigumi	8,000	67,180
	Kaneka	11,000	76,254
	Kansai Electric Power	26,700	658,829
	Kansai Paint	7,000	67,746
	Kao	19,200	517,264
	Kawasaki Heavy Industries	51,000	171,434
	Kawasaki Kisen Kaisha	24,000	105,498
	KDDI	100	577,480
	Keikyu	16,000	141,255
	Keio	19,000	129,607
	Keisei Electric Railway	9,000	60,063
	Keyence	1,540	445,987
	Kikkoman	6,000	67,229
	Kinden	5,000	46,174
	Kintetsu	51,000	159,503
	Kirin Holdings	30,000	420,735
	Kobe Steel	79,000	200,382
	Koito Manufacturing	3,000	46,913

LVIP SSgA International Index Fund–9

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Japan (continued)

	Komatsu	33,900	$1,025,578
	Konami	2,900	61,631
	Konica Minolta Holdings	15,000	155,883
	Kubota	41,000	388,216
	Kuraray	14,600	209,252
	Kurita Water Industries	3,700	116,538
	Kyocera	5,500	561,411
	Kyowa Hakko Kirin	8,000	82,349
	Kyushu Electric Power	14,500	324,940
	Lawson	2,000	98,873
	Mabuchi Motor	1,000	51,530
	Makita	4,100	167,605
	Marubeni	58,000	407,782
	Marui Group	7,000	57,058
	Maruichi Steel Tube	1,500	31,860
	Matsui Securities	6,500	46,260
	Mazda Motor	53,000	152,053
	McDonald’s Holdings Japan	2,300	57,659
	Medipal Holdings	5,300	58,407
	MEIJI Holdings	2,434	109,989
	Minebea	12,000	75,651
	Miraca Holdings	1,700	68,448
	Mitsubishi	47,000	1,272,006
	Mitsubishi Chemical Holdings	45,500	308,693
	Mitsubishi Electric	67,000	702,875
	Mitsubishi Estate	43,000	797,365
	Mitsubishi Gas Chemical	14,000	99,464
	Mitsubishi Heavy Industries	106,000	398,079
	Mitsubishi Logistics	4,000	53,291
	Mitsubishi Materials	41,000	130,752
†	Mitsubishi Motors	121,000	175,805
	Mitsubishi Tanabe Pharma	7,000	118,168
	Mitsubishi UFJ Financial Group	454,700	2,457,838
	Mitsubishi UFJ Lease & Finance	2,020	80,089
	Mitsui	61,000	1,007,215
	Mitsui Chemicals	27,000	96,743
	Mitsui Engineer & Shipbuilding	21,000	55,593
	Mitsui Fudosan	30,000	598,042
	Mitsui Mining & Smelting	19,000	62,698
	Mitsui OSK Lines	38,000	259,213
	Mitsumi Electric	2,600	47,829
	Mizuho Financial Group	738,100	1,390,498
	Mizuho Securities	16,000	45,903
	Mizuho Trust & Banking	51,000	52,749
	MS & AD Insurance Group Holdings	18,454	462,401
	Murata Manufacturing	7,500	525,457
	Nabtesco	2,900	61,846
	Namco Bandai Holdings	6,500	69,790
	NEC	93,000	279,407
	NGK Insulators	9,000	146,832
	NGK Spark Plug	6,000	92,052
	NHK Spring	6,000	65,234
	Nidec	4,200	424,577
	Nikon	10,800	219,019
	Nintendo	3,600	1,056,307
	Nippon Building Fund	17	174,364
	Nippon Electric Glass	11,000	158,739
	Nippon Express	31,000	139,703
	Nippon Meat Packers	7,000	91,449
	Nippon Paper Group	3,100	81,303
	Nippon Sheet Glass	37,000	99,772
	Nippon Steel	181,000	650,766
	Nippon Telegraph & Telephone	18,700	846,180
	Nippon Yusen	58,000	257,095
	Nishi-Nippon City Bank	24,000	72,991
	Nissan Chemical Industries	4,000	51,862
	Nissan Motor	85,100	809,977
	Nisshin Seifun Group	6,500	82,516
	Nisshin Steel	23,000	51,259
	Nisshinbo Holdings	4,000	43,834
	Nissin Food Holdings	2,000	71,662
	Nitori	1,150	100,536
	Nitto Denko	5,600	263,744
†	NKSJ Holdings	47,500	349,751
	NOK	3,800	79,168
	Nomura Holdings	127,400	807,868
	Nomura Real Estate Holdings	4,300	78,307
	Nomura Real Estate Office Fund	11	79,370
	Nomura Research Institute	4,000	89,048
	NSK	15,000	135,566
	NTN	17,000	90,217
	NTT Data	44	152,292
	NTT DoCoMo	559	976,004
	NTT Urban Development	45	44,327
	Obayashi	24,000	110,521
	Obic	250	51,468
	Odakyu Electric Railway	20,000	186,173
	OJI Paper	26,000	125,814
	Olympus	7,100	214,884
	Omron	6,400	169,506
	Ono Pharmaceutical	3,000	139,999
	Oracle Japan	1,100	54,042
	Oriental Land	1,800	166,669
	ORIX	3,950	388,604
	Osaka Gas	64,000	248,230
	Otsuka	700	47,750
†	Otsuka Holdings	9,000	221,634
	Panasonic	68,900	978,165
	Rakuten	296	247,836
	Resona Holdings	20,600	123,526
	Ricoh	24,000	351,659
	Rinnai	1,200	73,287
	Rohm	3,800	247,984
	Sankyo	1,700	95,974

LVIP SSgA International Index Fund–10

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
Japan (continued)

Santen Pharmaceutical	2,500	$86,807
Sapporo Hokuyo Holdings	11,900	55,679
Sapporo Holdings	10,000	45,312
SBI Holdings	680	103,153
Secom	7,700	364,545
Sega Sammy Holdings	6,400	121,751
Seiko Epson	4,000	72,893
Sekisui Chemical	14,000	100,499
Sekisui House	19,000	192,070
Senshu Ikeda Holdings	26,400	37,707
Seven & I Holdings	26,600	710,731
Seven Bank	25	52,915
Sharp	35,000	360,709
Shikoku Electric Power	5,900	173,480
Shimadzu	10,000	77,695
Shimamura	700	64,902
Shimano	2,400	122,046
Shimizu	23,000	98,270
Shin-Etsu Chemical	14,100	763,898
Shinko Electric Industries	1,700	19,048
Shinsei Bank	29,000	37,850
Shionogi	9,700	191,456
Shiseido	11,700	255,566
Shizuoka Bank	19,000	175,226
Showa Denko	43,000	96,891
Showa Shell Sekiyu	6,800	62,294
SMC	2,000	342,548
Softbank	28,300	979,515
Sojitz	36,800	80,655
Sony	35,100	1,265,009
Sony Financial Holdings	27	109,210
Square Enix Holdings	2,500	44,327
Stanley Electric	4,600	85,923
Sumco	3,500	49,991
Sumitomo	38,400	543,269
Sumitomo Chemical	53,000	261,036
Sumitomo Electric Industries	26,500	368,060
Sumitomo Heavy Industries	17,000	109,266
Sumitomo Metal Industries	112,000	275,811
Sumitomo Metal Mining	20,000	349,443
Sumitomo Mitsui Financial Group	48,300	1,719,924
Sumitomo Realty & Development	13,000	310,374
Sumitomo Rubber Industries	6,900	72,046
Sumitomo Trust & Banking	54,000	340,430
Suruga Bank	7,000	65,160
Suzuken	2,200	67,180
Suzuki Motor	12,400	305,362
Sysmex	1,100	76,254
T&D Holdings	8,750	221,942
Taisei	40,000	93,579
Taisho Pharmaceutical	4,000	87,521
Taiyo Nippon Sanso	9,000	79,456
Takashimaya	8,000	68,559
Takeda Pharmaceutical	27,100	1,333,060
TDK	4,600	320,015
Teijin	31,000	132,451
Terumo	6,200	348,876
THK	3,700	85,057
Tobu Railway	28,000	157,212
Toho	3,100	49,774
Toho Gas	14,000	69,987
Tohoku Electric Power	14,200	316,469
Tokio Marine Holdings	24,800	741,114
Tokuyama	10,000	51,715
Tokyo Electric Power	49,800	1,215,950
Tokyo Electron	6,300	398,719
Tokyo Gas	95,000	421,104
Tokyo Steel Manufacturing	3,800	41,455
Tokyo Tatemono	17,000	78,705
Tokyu	36,000	164,896
Tokyu Land	16,000	80,379
TonenGeneral Sekiyu	9,000	98,405
Toppan Printing	19,000	173,589
Toray Industries	56,000	334,421
Toshiba	138,000	751,044
Tosoh	18,000	58,511
TOTO	10,000	72,524
Toyo Seikan Kaisha	5,200	98,923
Toyo Suisan Kaisha	3,000	66,749
Toyoda Gosei	2,200	51,658
Toyota Boshoku	3,100	54,698
Toyota Industries	5,700	176,934
Toyota Motor	97,000	3,845,840
Toyota Tsusho	6,500	114,449
Trend Micro	3,300	108,937
Tsumura	2,400	77,690
Ube Industries	37,000	111,162
Unicharm	4,200	167,038
UNY	6,000	60,654
Ushio	3,900	74,336
USS	810	66,224
West Japan Railway	55	205,535
Yahoo Japan	453	175,700
Yakult Honsha	3,000	86,400
Yamada Denki	2,580	175,992
Yamaguchi Financial Group	7,000	70,849
Yamaha	4,900	60,816
Yamaha Motor	10,900	177,562
Yamato Holdings	13,800	196,427
Yamato Kogyo	1,600	48,365
Yamazaki Baking	4,000	48,218
Yaskawa Electric	8,000	75,651
Yokogawa Electric	7,100	56,475

		85,923,891

LVIP SSgA International Index Fund–11

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Luxembourg–0.51%
	ArcelorMittal	30,198	$1,145,791
	Millicom International Cellular SDR	2,686	258,235
	SES FDR	10,677	254,302
	Tenaris	17,075	418,902

			2,077,230

	Mexico–0.04%
	Fresnillo	6,139	160,034

			160,034

	Netherlands–2.48%
†	AEGON	58,905	360,374
	Akzo Nobel	8,532	530,248
	ASML Holding	15,346	592,937
	Corio	2,157	138,466
	Delta Lloyd	1,783	35,959
	European Aeronautic Defence & Space	15,825	368,982
	Fugro CVA	2,436	200,294
	Heineken	8,966	439,806
	Heineken Holding	3,752	163,153
†	ING Groep CVA	133,597	1,300,303
	Koninklijke Aholda	41,003	541,392
	Koninklijke Boskalis Westminster	2,823	134,739
	Koninklijke DSM	5,087	289,759
	Koninklijke KPN	54,411	794,373
	Koninklijke Philips Electronics	34,632	1,061,225
	Koninklijke Vopak	2,701	127,652
†	QIAGEN	7,093	139,874
	Randstad Holding	3,700	195,395
	Reed Elsevier	22,499	278,451
	SBM Offshore	6,425	144,010
	TNT	12,962	342,259
	Unilever CVA	57,098	1,778,657
	Wolters Kluwer	9,708	212,857

			10,171,165

	New Zealand–0.11%
	Auckland International Airport	20,691	35,138
	Contact Energy	16,408	79,631
	Fletcher Building	22,562	134,631
	Sky City Entertainment Group	30,541	77,084
	Telecom New Zealand	74,913	126,635

			453,119

	Norway–0.71%
	Aker Solutions	6,641	113,124
	DnB NOR	33,022	464,176
	Norsk Hydro	32,408	237,004
	Orkla	26,314	256,072
†	Renewable Energy	21,320	65,096
	Statoil	39,300	934,864
	Telenor	28,800	468,590
	Yara International	6,600	382,305

			2,921,231

	Portugal–0.23%
	Banco Comercial Portugues	94,329	73,398
	Banco Espirito Santo	20,402	78,556
	Brisa Auto-Estradas de Portugal	4,309	30,066
	Cimpor Cimentos de Portugal	6,268	42,487
	Energias de Portugal	63,137	210,268
	Galp Energia Class B	7,164	137,347
	Jeronimo Martins	8,708	132,721
	Portugal Telecom	20,433	228,924

			933,767

	Republic of Cyprus–0.03%
	Bank of Cyprus	31,729	109,444

			109,444

	Republic of Mauritius–0.02%
†	Essar Energy	10,182	92,527

			92,527

	Singapore–1.52%
	Ascendas Real Estate Investment Trust	59,000	95,172
	CapitaLand	83,000	239,961
	CapitaMall Trust	68,000	103,331
	CapitaMalls Asia	33,000	49,889
	City Developments	20,000	195,753
	ComfortDelgro	75,000	90,590
	Cosco Singapore	23,000	38,356
	DBS Group Holdings	63,004	703,072
	Fraser & Neave	34,000	169,834
†	Global Logistic Properties	53,000	89,211
	Golden Agri-Resources	280,137	174,642
	Jardine Cycle & Carriage	3,000	85,564
	Keppel	43,923	387,460
	Keppel Land	32,000	119,696
†	K-Green Trust	1	1
	Neptune Orient Lines	24,750	42,046
	Olam International	49,292	120,613
	Oversea-Chinese Banking	91,487	704,378
	SembCorp Industries	30,000	120,164
	SembCorp Marine	36,000	150,649
	Singapore Airlines	18,000	214,611
	Singapore Exchange	27,000	177,160
	Singapore Press Holdings	60,000	186,090
	Singapore Technologies Engineering	67,000	178,562
	Singapore Telecommunications	295,000	701,149
	StarHub	13,000	26,643
	United Overseas Bank	45,152	640,379
	UOL Group	11,000	40,717
	Wilmar International	70,000	307,111

LVIP SSgA International Index Fund–12

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Singapore (continued)

	Yangzijiang Shipbuilding Holdings	45,000	$66,978

			6,219,782

	Spain–3.13%
	Abertis Infraestructuras	9,409	169,255
	Acciona	905	64,127
	Acerinox	3,677	64,522
	ACS	5,056	237,094
†	Amadeus IT Holding	6,482	135,885
	Banco Bilbao Vizcaya Argentaria	151,859	1,534,891
	Banco de Sabadell	30,866	121,736
	Banco de Valencia	5,381	23,598
	Banco Popular Espanol	29,777	152,872
	Banco Santander	288,286	3,055,641
	Bankinter	10,382	57,686
	Criteria Caixacorp	30,905	164,530
†	EDP Renovaveis	10,405	60,332
	Enagas	6,688	133,363
	Ferrovial	16,147	160,505
	Fomento de Construcciones y Contratas	2,493	65,527
	Gas Natural SDG	12,258	188,302
	Gestevision Telecinco	7,450	81,973
	Grifols	3,651	49,788
	Iberdrola	145,509	1,122,097
	Iberdrola Renovables	32,976	117,096
	IBERIA	19,933	85,145
	Inditex	7,914	592,832
	Indra Sistemas	3,940	67,346
	Mapfre	23,408	65,031
	Red Electrica	3,521	165,701
	Repsol YPF	26,115	727,966
	Telefonica	144,583	3,279,338
	Zardoya Otis	5,576	78,574

			12,822,753

	Sweden–3.03%
	Alfa Laval	11,300	238,300
	Assa Abloy Class B	11,800	332,788
	Atlas Copco Class A	25,022	631,946
	Atlas Copco Class B	13,971	316,252
	Boliden	10,000	203,444
†	CDON Group	1,894	8,766
	Electrolux Class B	8,033	228,343
	Ericsson LM Class B	104,800	1,218,895
	Getinge Class B	6,933	145,381
	Hennes & Mauritz Class B	36,300	1,210,126
	Hexagon Class B	8,200	175,977
=†	Hexagon New AB Interim Shares	2,033	43,629
	Holmen Class B	2,300	75,785
	Husqvarna Class B	11,736	98,072
	Industrivarden Class C	3,600	63,221
	Investor Class B	15,600	334,088
	Kinnevik Investment Class B	7,675	156,486
	Modern Times Group Class B	1,894	125,434
	Nordea Bank	113,100	1,231,269
	Ratos Class B	3,800	140,818
	Sandvik	34,717	677,362
	Scania Class B	10,600	244,046
	Securitas Class B	12,000	140,461
	Skandinaviska Enskilda Banken Class A	47,000	392,407
	Skanska Class B	13,000	257,899
	SKF Class B	14,400	410,614
	SSAB Class A	7,000	117,721
	Svenska Cellulosa Class B	20,200	319,265
	Svenska Handelsbanken Class A	17,300	553,297
	Swedbank Class A	24,200	337,827
	Swedish Match	8,500	246,298
	Tele2 Class B	10,746	223,259
	TeliaSonera	81,500	646,488
	Volvo Class A	1,259	21,548
	Volvo Class B	48,100	848,280

			12,415,792

	Switzerland–8.09%
	ABB	76,136	1,697,434
†	Actelion	3,265	178,923
	Adecco	4,859	318,542
†	Aryzta	2,672	123,404
	Baloise Holding	1,613	157,105
	Compagnie Financiere Richemont Class A	18,174	1,069,860
	Credit Suisse Group	40,510	1,633,321
	GAM Holding	5,906	97,664
	Geberit	1,393	322,345
	Givaudan	288	311,026
	Holcim	8,914	674,060
	Julius Baer Group	7,143	334,864
	Kuehne & Nagel International	1,742	242,385
	Lindt & Spruengli Class R	31	93,766
	Lindt & Spruengli PC	4	128,867
†	Logitech International	6,063	115,510
	Lonza Group	1,484	119,047
	Nestle	122,520	7,179,675
	Novartis	74,117	4,359,124
	Pargesa Holding	963	81,839
	Roche Holding	24,713	3,623,762
	Schindler Holding	773	92,581
	Schindler Holding PC	1,779	210,593
	SGS	198	332,508
	Sika	66	144,885
	Sonova Holding	1,669	215,614
	STMicrolectronics	23,649	244,688
	Straumann Holding	284	65,050
	Swatch Group	1,045	466,184
	Swatch Group Bearer Shares	1,559	125,815

LVIP SSgA International Index Fund–13

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Switzerland (continued)

	Swiss Life Holding	1,002	$144,997
	Swiss Reinsurance	12,783	688,200
	Swisscom	810	356,407
	Syngenta	3,301	966,310
†	Transocean	11,504	788,645
	UBS	130,192	2,138,978
†	Wolseley	10,385	331,799
	Xstrata	70,780	1,662,930
	Zurich Financial Services	5,089	1,319,229

			33,157,936

	United Kingdom–19.65%
	3i Group	29,898	153,827
	Admiral Group	6,332	149,952
	Aggreko	8,808	204,602
	AMEC	10,775	193,814
	Anglo American	46,396	2,420,390
	Antofagasta	14,084	354,844
	ARM Holdings	44,383	293,438
	Associated British Foods	14,448	266,643
	AstraZeneca	50,590	2,306,128
†	Autonomy	6,959	163,823
	Aviva	95,174	585,293
	Babcock International Group	11,965	106,676
	BAE Systems	124,431	641,174
	Balfour Beatty	23,706	115,570
	Barclays	399,687	1,638,018
	BG Group	119,412	2,417,096
	BHP Billiton	77,354	3,081,464
	BP	666,000	4,842,227
†	British Airways	21,402	91,150
	British American Tobacco	70,429	2,707,819
	British Land	28,741	235,845
	British Sky Broadcasting	40,833	469,162
	BT Group	266,591	752,355
	Bunzl	11,739	131,674
	Burberry Group	16,728	293,325
	Cable & Wireless Worldwide	80,069	82,004
†	Cairn Energy	49,161	322,957
	Capita Group	20,976	228,247
	Capital Shopping Centres Group	16,257	106,215
	Carnival	6,230	290,310
	Centrica	181,391	941,471
	Cobham	40,225	127,577
	Compass Group	65,059	590,703
	Diageo	88,974	1,648,990
	Eurasian Natural Resources	8,430	138,088
	Experian	38,601	481,154
	F&C Asset Management	1	1
	Firstgroup	16,242	100,897
	G4S	45,571	181,074
	GlaxoSmithKline	182,636	3,534,449
	Hammerson	22,502	146,630
	Home Retail Group	28,831	84,558
	HSBC Holdings	622,993	6,332,901
	ICAP	18,437	153,593
	Imperial Tobacco Group	36,295	1,117,152
	Inmarsat	14,296	150,319
	Intercontinental Hotels Group	10,563	204,996
	International Power	56,271	385,291
	Intertek Group	5,073	141,188
	Invensys	27,104	150,064
	Investec	14,960	123,343
	ITV	118,512	129,604
	Johnson Matthey	6,873	219,162
	Kazakhmys	7,041	177,726
	Kingfisher	79,468	327,415
	Ladbrokes	201	386
	Land Securities Group	25,055	262,860
	Legal & General Group	221,654	336,109
†	Lloyds Banking Group	1,423,528	1,461,714
	London Stock Exchange Group	5,040	65,889
	Lonmin	5,454	167,703
	Man Group	63,999	295,731
	Marks & Spencer Group	55,595	320,211
	National Grid	121,481	1,050,869
	Next	6,420	198,608
	Old Mutual	180,214	346,649
	Pearson	28,127	444,061
	Petrofac	8,898	220,574
	Prudential	90,875	947,021
	Randgold Resources	3,005	248,227
	Reckitt Benckiser Group	21,565	1,188,252
	Reed Elsevier	45,604	384,892
	Resolution	51,614	188,901
	Rexam	27,801	144,685
	Rio Tinto	51,000	3,573,154
	Rolls-Royce Group	63,763	621,709
†	Royal Bank of Scotland Group	596,056	365,070
	Royal Dutch Shell Class A	126,096	4,213,657
	Royal Dutch Shell Class B	95,614	3,165,977
	RSA Insurance Group	118,173	230,998
	SABMiller	33,825	1,190,462
	Sage Group	42,392	181,206
	Sainsbury (J.)	39,551	233,232
	Schroders	4,285	124,739
	Scottish & Southern Energy	33,640	644,980
	Segro	26,656	119,556
	Serco Group	15,666	136,985
	Severn Trent	8,176	188,518
	Shire	19,563	472,133
	Smith & Nephew	29,193	308,323
	Smiths Group	14,415	280,202
	Standard Chartered	82,439	2,219,148
	Standard Life	81,531	274,863
	Tesco	287,572	1,909,804

LVIP SSgA International Index Fund–14

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	United Kingdom (continued)

	Thomas Cook Group	29,907	$88,274
	TUI Travel	22,111	84,890
	Tullow Oil	30,396	600,328
	Unilever	45,203	1,387,108
	United Utilities Group	22,021	203,890
	Vedanta Resources	4,153	163,268
	Vodafone Group	1,869,222	4,837,775
	Weir Group	6,904	191,609
	Whitbread	5,448	152,390
	WM Morrison Supermarkets	69,539	290,413
	WPP	43,542	538,327

			80,500,718

	United States–0.08%
	Synthes	2,291	309,701

			309,701

	Total Common Stock (Cost $337,056,516)		386,726,771

	PREFERRED STOCK–0.50%Δ
	Germany–0.50%
	Bayerische Motoren Werke 0.82%	1,731	89,226
	Fresenius 1.24%	2,962	252,928
	Henkel KGaA 1.15%	6,145	384,324
	Porsche Automobil Holding 0.22%	3,361	267,722
	RWE 7.08%	1,193	75,746
	Volkswagen 1.32%	5,923	964,583

	Total Preferred Stock (Cost $1,417,000)		2,034,529

	WARRANTS–0.00%
	Italy–0.00%
†	Mediobanca CW11 exercise price EUR 9.00, expiration date 3/18/11	8,543	63
†	Unione di Banche Italiane SCpA CW11 exercise price EUR 12.30, expiration date 6/30/11	9,380	40

			103

	Singapore–0.00%
†	Golden Agri-Resources CW12 exercise price SGD 0.54, expiration date 7/23/12	6,342	1,186

			1,186

	Total Warrants (Cost $0)		1,289

	SHORT-TERM INVESTMENT–3.81%
	Money Market Mutual Fund–3.81%
	Dreyfus Treasury & Agency Cash Management Fund	15,634,473	15,634,473

	Total Short-Term Investment (Cost $15,634,473)		15,634,473

TOTAL VALUE OF SECURITIES–98.71% (Cost $354,107,989)	404,397,062

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.29%**	5,266,665

NET ASSETS APPLICABLE TO 51,640,915 SHARES OUTSTANDING–100.00%	$409,663,727

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND STANDARD CLASS ($187,470,077 / 23,635,647 Shares)	$7.932

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND SERVICE CLASS ($222,193,650 / 28,005,268 Shares)	$7.934

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unauthorization–no par)	$363,159,628
Undistributed net investment income	1,058,568
Accumulated net realized loss on investments	(5,302,826)
Net unrealized appreciation of investments and foreign currencies	50,748,357

Total net assets	$409,663,727

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on pages 3 and 4.

†	Non income producing security.

ù	Securities listed and traded on the Hong Kong Stock Exchange.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2010, the aggregate amount of fair valued securities was $43,629, which represented 0.01% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2010, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

*	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

**	Includes $1,808,000 cash pledged as collateral for index futures contracts.

LVIP SSgA International Index Fund–15

LVIP SSgA International Index Fund
Statement of Net Assets (continued)

Summary of Abbreviations:
CDI–Chess Depository Interest
CVA–Dutch Certificate
EUR–European Monetary Unit
FDR–Fiduciary Depositary Receipts
GSC–Goldman Sachs
ILS–Israeli Shekel
JPY–Japanese Yen
PC–Participation Certificate
PPS–Partially Protected Shares
REIT–Real Estate Investment Trust
SDR–Special Drawing Rights
SCpA–Italian Consortium Joint-Stock Company
SEK–Swedish Kroner
SGD–Singapore Dollar
USD–United States Dollar
VVPR Strip–Dividend Coupon

1 The following foreign currency exchange contracts and index futures contract were outstanding at December 31, 2010:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts					Appreciation
Counterparty	to Receive		In Exchange For		Settlement Date	(Depreciation)

GSC	ILS	1,070,760	USD	(300,000)	1/3/11	$3,786
GSC	JPY	122,535,000	USD	(1,500,000)	1/4/11	8,843
GSC	SEK	2,043,900	USD	(300,000)	1/3/11	4,152

						$16,781

Index Futures Contract

				Unrealized
	Notional	Notional		Appreciation
Contract to Buy	Cost	Value	Expiration Date	(Depreciation)

226 EMINI MSCI EAFE	$18,404,187	$18,769,300	3/18/11	$365,113

The use of foreign currency exchange contracts and index futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–16

LVIP SSgA International Index Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$8,853,706
Interest	2,671
Foreign tax withheld	(654,612)

8,201,765

EXPENSES:
Management fees	1,186,857
Distribution expenses-Service Class	405,177
Custodian fees	236,574
Accounting and administration fees	134,092
Index fees	121,336
Pricing fees	109,429
Reports and statements to shareholders	46,167
Professional fees	26,776
Trustees’ fees	7,846
Other	29,406

2,303,660
Less expenses waived/reimbursed	(285,270)

Total operating expenses	2,018,390

NET INVESTMENT INCOME	6,183,375

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(3,684,011)
Foreign currencies	176,154
Futures contracts	68,001

Net realized loss	(3,439,856)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	27,079,244

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	23,639,388

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,822,763

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,183,375	$3,186,242
Net realized loss on investments and foreign currencies	(3,439,856)	(316,916)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	27,079,244	43,314,179

Net increase in net assets resulting from operations	29,822,763	46,183,505

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,269,203)	(1,524,300)
Service Class	(2,375,524)	(1,257,928)

	(4,644,727)	(2,782,228)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	88,240,176	74,175,539
Service Class	118,185,794	68,392,284
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,269,203	1,524,300
Service Class	2,375,524	1,257,928

	211,070,697	145,350,051

Cost of shares repurchased:
Standard Class	(25,262,481)	(13,334,780)
Service Class	(26,416,249)	(11,389,511)

	(51,678,730)	(24,724,291)

Increase in net assets derived from capital share transactions	159,391,967	120,625,760

NET INCREASE IN NET ASSETS	184,570,003	164,027,037
NET ASSETS:
Beginning of year	225,093,724	61,066,687

End of year (including undistributed net investment income of $1,058,568 and $475,731, respectively)	$409,663,727	$225,093,724

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–17

LVIP SSgA International Index Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund
	Standard Class
			5/1/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$7.511	$5.959	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.163	0.157	0.116
Net realized and unrealized gain (loss) on investments and foreign currencies	0.364	1.502	(4.098)

Total from investment operations	0.527	1.659	(3.982)

Less dividends and distributions from:
Net investment income	(0.106)	(0.107)	(0.059)

Total dividends and distributions	(0.106)	(0.107)	(0.059)

Net asset value, end of period	$7.932	$7.511	$5.959

Total return[3]	7.05%	27.85%	(39.77% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$187,470	$111,877	$26,176
Ratio of expenses to average net assets	0.54%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.64%	0.73%	1.58%
Ratio of net investment income to average net assets	2.22%	2.37%	2.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.12%	2.09%	1.40%
Portfolio turnover	4%	4%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–18

LVIP SSgA International Index Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund
	Service Class
			5/1/08[1]
	Year Ended		to
	12/31/10	12/31/09	12/31/08

Net asset value, beginning of period	$7.514	$5.964	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.145	0.141	0.104
Net realized and unrealized gain (loss) on investments and foreign currencies	0.362	1.499	(4.094)

Total from investment operations	0.507	1.640	(3.990)

Less dividends and distributions from:
Net investment income	(0.087)	(0.090)	(0.046)

Total dividends and distributions	(0.087)	(0.090)	(0.046)

Net asset value, end of period	$7.934	$7.514	$5.964

Total return[3]	6.78%	27.53%	(39.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$222,194	$113,217	$34,891
Ratio of expenses to average net assets	0.79%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.89%	0.98%	1.83%
Ratio of net investment income to average net assets	1.97%	2.12%	2.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.87%	1.84%	1.15%
Portfolio turnover	4%	4%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–19

LVIP SSgA International Index Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP SSgA International Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008 — December 31, 2010), and has concluded that no provision for federal income tax is required for the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

LVIP SSgA International Index Fund–20

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund.

Effective April 30, 2010, LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.60% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011. Prior to April 30, 2010, LIAC had contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceeded 0.45% of average daily net assets of the Fund. Additionally, LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2011 as follows: 0.06% of the first $500 million of average daily net assets of the Fund; and 0.09% of the average daily net assets of the Fund in excess of $500 million. The agreements will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

SSgA Funds Management, Inc. (SSgA) (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.10% of the first $50 million of the Fund’s average daily net assets; 0.06% of the next $450 million; and 0.04% on average daily net assets in excess of $500 million, subject to a $100,000 minimum.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $17,965 and $4,755, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$112,851
Distribution fees payable to LFD	46,017

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $162,751,676 and sales of $10,109,864 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $360,174,525. At December 31, 2010, net unrealized appreciation was $44,222,537, of which $69,870,494 related to unrealized appreciation of investments and $25,647,957 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP SSgA International Index Fund–21

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Common Stock	$386,683,142	$—	$43,629	$386,726,771
Short-Term Investment	15,634,473	—	—	15,634,473
Other	2,035,818	—	—	2,035,818

Total	$404,353,433	$—	$43,629	$404,397,062

Foreign Currency Exchange Contracts	$—	$16,781	$—	$16,781

Index Futures Contract	$365,113	$—	$—	$365,113

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common
Stock

Balance as of 12/31/09	$—
Purchases	21,994
Net change in unrealized appreciation/depreciation	21,635

Balance as of 12/31/10	$43,629

Net change in unrealized appreciation/depreciation on investments still held as of 12/31/10	$21,635

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year	Year
	Ended	Ended
	12/31/10	12/31/09

Ordinary income	$4,644,727	$2,782,228

In addition, the Fund declared an ordinary income consent dividend of $1,199,171 and long-term gain consent dividend of $763,639 for the year ended December 31, 2009. Such amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$363,159,628
Undistributed ordinary income	2,260,355
Capital loss carryforwards	(56,183)
Unrealized appreciation of investments and foreign currencies	44,299,927

Net assets	$409,663,727

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of unrealized gain on passive foreign investment companies (PFICs), mark-to-market of index futures contracts and foreign currency exchange contracts.

LVIP SSgA International Index Fund–22

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of consent dividends, gain (loss) on foreign currency transactions and PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(955,811)	$(1,006,999)	$1,962,810

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $56,183 expires in 2018.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year	Year
	Ended	Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	11,895,877	12,279,058
Service Class	16,267,188	10,833,540
Shares issued upon reinvestment of dividends and distributions:
Standard Class	292,876	204,577
Service Class	306,440	168,736

	28,762,381	23,485,911

Shares repurchased:
Standard Class	(3,447,983)	(1,981,149)
Service Class	(3,635,545)	(1,785,286)

	(7,083,528)	(3,766,435)

Net increase	21,678,853	19,719,476

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for and; 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures

LVIP SSgA International Index Fund–23

LVIP SSgA International Index Fund
Notes to Financial Statements (continued)

7.	Derivatives (continued)

contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2010 were as follows:

	Asset Derivatives
	Statement of Net Assets Location	Fair Value

Foreign exchange contracts (Forward currency contracts)	Receivables and other assets net of liabilities	$16,781
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	365,113

Total		$381,894

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was as follows:

			Change in
			Unrealized
		Realized Gain or	Appreciation or
		Loss on Derivatives	Depreciation on
		Recognized in	Derivatives Recognized
	Location of Gain or Loss on Derivatives Recognized in Income	Income	in Income

Foreign exchange contracts (Forward currency contracts)	Net realized gain on foreign currencies and net change in unrealized appreciation/depreciation of investments and foreign currencies	$124,092 *	$17,415
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	68,001	313,014

Total		$192,093	$330,429

*	Includes only realized gain (loss) on foreign currency exchange contracts. Realized gain (loss) on foreign currencies are reported on the Fund’s Statement of Operations.

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA International Index Fund–24

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP SSgA International Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA International Index Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA International Index Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years then ended and for the period May 1, 2008 (commencement of operations) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP SSgA International Index Fund–25

LVIP SSgA International Index Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(B)
(A)	Ordinary
Long-Term	Income
Distributions	Distributions
(Tax Basis)	(Tax Basis)

0.00%	100.00%

(A) and (B)	are based on a percentage of the Fund’s total distributions.

The Fund intends to pass through foreign tax credits in the maximum amount of $501,879. The gross foreign source income earned during the fiscal year 2010 by the Fund was $8,851,857. Complete information will be computed and reported in conjunction with your 2009 or 2010 Form 1099-DIV.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund through April 30, 2011. The Board noted that the investment management fees for the Fund were below the average investment management fee of the respective Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation and the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP SSgA International Index Fund–26

LVIP SSgA International Index Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with SSgA

In considering the renewal of the sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the sub-advisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters. Because SSgA had begun managing the Fund in 2008, the Board focused on one year performance.

The Board reviewed the LVIP SSgA International Index Fund’s return compared to the average return of its Lipper performance group of international core funds and the MSCI EAFE ND Index. The Board noted that the Fund’s return for the one year period was below the average of the Lipper performance group for the one year period and generally in line with the performance of the benchmark index. The Board considered SSgA’s statements regarding the impact of fair valuation on performance and concluded that the services provided by SSgA were acceptable.

The Board reviewed the sub-advisory fee schedule which includes breakpoints, and noted that the sub-advisory fees for the Fund were within the range of the contractual sub-adviser fees of the Lipper expense group and concluded that the sub-advisory fees for the Fund were reasonable.

With respect to profitability, the Board considered information regarding SSgA’s estimated profitability from providing sub-advisory services to the Fund and noted that it was minimal. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted SSgA has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of SSgA.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP SSgA International Index Fund–27

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP SSgA International Index Fund–28

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA International Index Fund–29

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Growth
Stock Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP T. Rowe Price Growth Stock Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP T. Rowe Price Growth Stock Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 16.73% (Standard Class Shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell 1000® Growth Index*, returned 16.71%.

Stock selection and sector weighting both contributed to relative outperformance. Information technology, consumer discretionary, and health care sectors were the leading outperformers. Financials and energy sectors were primary detractors.

The Russell 1000 Growth Index delivered double-digit returns for the 12 months. Cyclical sectors tended to outperform traditionally defensive ones, as the market showed signs of improvement. Consumer discretionary, industrials and business services, and materials were by far the top performers in the index. Utilities sector was the worst performer, with double-digit negative returns. Health care also underperformed the overall index. Growth stocks outperformed value across all market caps, as measured by Russell indices. Large-cap stocks significantly underperformed mid-caps and small-caps.

Information technology was by far the leading outperformer, driven by stock selection. Apple was the top portfolio contributor for the year, experiencing tremendous growth in all three major products (iPhones, iPods, Macs). The new iPad shows signs of making a significant impact on future earnings. The share price of Baidu, China’s dominant Internet search engine, more than doubled in the 12 months, as earnings continued to grow. The company benefited from the effective departure of rival Google from the China market earlier in the year and from productive migration to a new technology.

The consumer discretionary sector outperformed on stock selection and a beneficial overweighting. Share prices of AutoZone, the largest U.S. auto parts retailer, continued to climb steadily as reports show Americans are keeping their cars longer, leading to higher demand for parts and maintenance. The company enhanced sales potential with improved customer Web site interfaces. Luxury leather goods maker Coach benefited from increased earnings, sales, and profit margins. Marriott, the largest U.S. hotel chain, benefited from a rebound in travel after a sharp decline in 2009. The firm turned a profit in the third quarter and announced plans to increase the number of rooms, including a significant increase in Brazil, Latin America’s largest economy.

Health care sector relatively outperformed on a beneficial underweight to one of the worst performers in the index.

Financials sector was by far the worst performer, due to stock selection. Results were largely driven by our positions in banks, including JP Morgan Chase. The group is facing stiff regulatory headwinds that are expected to depress earnings growth forecasts, and net interest margins are being squeezed by the low interest-rate environment. Investment banker Goldman Sachs suffered from its involvement in mortgage securities sales, and share prices dropped sharply after the U.S. Securities and Exchange Commission filed fraud charges against the company. We eliminated our position in the stock.

Energy sector underperformed primarily due to unfavorable underweighting. Shares of EOG Resources dropped on lower natural gas prices and the company cut production forecasts, and we sold the stock.

We are modestly positive on the equities market. Earnings and cash flow should improve, boosting investor confidence. We favor exposure to companies that can benefit from more robust growth in emerging markets. There is also a good chance for multiple expansion in U.S. equities, as cash sitting on the sidelines is reallocated back into stocks. U.S. equities seem attractively valued and corporate fundamentals appear very strong. The fund is poised to capitalize on the improving market environment, with overweight investments in the information technology, consumer discretionary, and industrials and business services sectors.

P. Robert Bartolo, CFA
T. Rowe Price

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP T.
	Rowe Price
	Growth Stock
	Fund Standard	Russell 1000
	Class	Growth Index
12/31/00	10000	10000
	6484	7958
	4290	5739
	5662	7446
	6209	7915
	6600	8332
	7480	9088
	8148	10161
	4738	6255
	6780	8583
12/31/10	7914	10017

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $7,914. For comparison, look at how the Russell 1000 Growth Index did over the same period. The same $10,000 investment would have increased to $10,017. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+16.73%

Five Years	+3.70%

Ten Years	−2.31%

Service Class Shares

One Year	+16.44%

Inception (4/30/07)	−0.28%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,270.20	0.78%	$4.46
Service Class Shares	1,000.00	1,268.60	1.03%	5.89

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.27	0.78%	$3.97
Service Class Shares	1,000.00	1,020.01	1.03%	5.24

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.21%

Aerospace & Defense	1.20%
Air Freight & Logistics	3.60%
Automobiles	0.35%
Beverages	0.66%
Biotechnology	0.88%
Capital Markets	2.98%
Chemicals	3.33%
Commercial Banks	0.60%
Communications Equipment	4.71%
Computers & Peripherals	8.38%
Consumer Finance	1.68%
Diversified Financial Services	2.11%
Electrical Equipment	1.50%
Electronic Equipment, Instruments & Components	0.98%
Energy Equipment & Services	3.37%
Food & Staples Retailing	0.79%
Health Care Equipment & Supplies	1.11%
Health Care Providers & Services	2.78%
Hotels, Restaurants & Leisure	5.61%
Household Products	0.95%
Industrial Conglomerates	1.28%
Internet & Catalog Retail	5.86%
Internet Software & Services	9.42%
IT Services	4.63%
Life Sciences Tools & Services	0.68%
Machinery	5.61%
Media	1.32%
Metals & Mining	2.20%
Multiline Retail	0.43%
Oil, Gas & Consumable Fuels	4.98%
Pharmaceuticals	0.60%
Road & Rail	0.95%
Semiconductors & Semiconductor Equipment	2.73%
Software	0.44%
Specialty Retail	2.83%
Textiles, Apparel & Luxury Goods	2.29%
Trading Companies & Distributors	1.58%
Wireless Telecommunication Services	3.81%

Short-Term Investment	1.22%

Total Value of Securities	100.43%

Liabilities Net of Receivables and Other Assets	(0.43%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Apple	7.45%
Google Class A	5.19%
Amazon.com	4.19%
Danaher	2.98%
Praxair	2.21%
Crown Castle International	2.19%
QUALCOMM	2.02%
Visa Class A	1.89%
Baidu ADR	1.87%
Schlumberger	1.80%

Total	31.79%

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.21%
	Aerospace & Defense–1.20%
	Precision Castparts	31,200	$4,343,352

			4,343,352

	Air Freight & Logistics–3.60%
	Expeditors International Washington	55,800	3,046,680
	FedEx	69,800	6,492,098
	United Parcel Service Class B	47,400	3,440,292

			12,979,070

	Automobiles–0.35%
†	General Motors	33,800	1,245,868

			1,245,868

	Beverages–0.66%
	PepsiCo	36,520	2,385,852

			2,385,852

	Biotechnology–0.88%
†	Celgene	33,200	1,963,448
†	Human Genome Sciences	51,000	1,218,390

			3,181,838

	Capital Markets–2.98%
	Franklin Resources	46,400	5,160,144
	Invesco	138,700	3,337,122
	Northern Trust	40,600	2,249,646

			10,746,912

	Chemicals–3.33%
	Air Products & Chemicals	20,800	1,891,760
	Mosaic	28,200	2,153,352
	Praxair	83,400	7,962,198

			12,007,310

	Commercial Banks–0.60%
	U.S. Bancorp	80,200	2,162,994

			2,162,994

	Communications Equipment–4.71%
	Corning	250,000	4,830,000
†	Juniper Networks	132,600	4,895,592
	QUALCOMM	147,300	7,289,877

			17,015,469

	Computers & Peripherals–8.38%
†	Apple	83,300	26,869,248
†	EMC	52,500	1,202,250
†	NetApp	39,800	2,187,408

			30,258,906

	Consumer Finance–1.68%
	American Express	107,100	4,596,732
	Discover Financial Services	79,400	1,471,282

			6,068,014

	Diversified Financial Services–2.11%
†	IntercontinentalExchange	25,200	3,002,580
	JPMorgan Chase	108,500	4,602,570

			7,605,150

	Electrical Equipment–1.50%
	Emerson Electric	59,800	3,418,766
	Rockwell Automation	27,700	1,986,367

			5,405,133

	Electronic Equipment, Instruments & Components–0.98%
†	Dolby Laboratories Class A	53,200	3,548,440

			3,548,440

	Energy Equipment & Services–3.37%
†	Cameron International	57,100	2,896,683
†	FMC Technologies	31,100	2,765,101
	Schlumberger	77,800	6,496,300

			12,158,084

	Food & Staples Retailing–0.79%
	Costco Wholesale	39,400	2,845,074

			2,845,074

	Health Care Equipment & Supplies–1.11%
†	Edwards Lifesciences	22,500	1,818,900
	Stryker	40,500	2,174,850

			3,993,750

	Health Care Providers & Services–2.78%
†	Express Scripts	119,300	6,448,165
	McKesson	51,000	3,589,380

			10,037,545

	Hotels, Restaurants & Leisure–5.61%
	Carnival	44,800	2,087,621
†	Chipotle Mexican Grill Class A	6,500	1,382,290
†	Ctrip.com International ADR	48,200	1,949,690
	Las Vegas Sands	42,600	1,957,470
	Marriott International Class A	99,951	4,151,965
†	MGM MIRAGE	31,100	461,835
	Starbucks	163,800	5,262,894
	Starwood Hotels & Resorts Worldwide	49,300	2,996,454

			20,250,219

	Household Products–0.95%
	Colgate-Palmolive	11,000	884,070
	Procter & Gamble	39,407	2,535,052

			3,419,122

	Industrial Conglomerates–1.28%
	3M	37,400	3,227,620
†	McDermott International	68,000	1,406,920

			4,634,540

LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Internet & Catalog Retail–5.86%
†	Amazon.com	83,900	$15,102,000
†	Liberty Media-Interactive Class A	154,900	2,442,773
†	NetFlix	1,900	333,830
†	priceline.com	8,200	3,276,310

			21,154,913

	Internet Software & Services–9.42%
†	Akamai Technologies	48,900	2,300,745
†	Baidu ADR	70,000	6,757,100
†	eBay	115,100	3,203,233
†	Google Class A	31,500	18,710,055
@#=†	Mail.Ru Group 144A GDR	2,400	86,400
	Tencent Holdings	135,400	2,942,304

			33,999,837

	IT Services–4.63%
	Accenture Class A	73,150	3,547,044
	MasterCard Class A	18,600	4,168,446
	Visa Class A	97,000	6,826,860
	Western Union	115,700	2,148,549

			16,690,899

	Life Sciences Tools & Services–0.68%
†	Illumina	38,700	2,451,258

			2,451,258

	Machinery–5.61%
†	Babcock & Wilcox Class A	29,100	744,669
	Caterpillar	14,500	1,358,070
	Cummins	14,900	1,639,149
	Danaher	228,040	10,756,647
	Deere	21,300	1,768,965
	Joy Global	16,800	1,457,400
	PACCAR	43,700	2,509,254

			20,234,154

	Media–1.32%
†	Discovery Communications Class A	32,700	1,363,590
	Disney (Walt)	90,800	3,405,908

			4,769,498

	Metals & Mining–2.20%
	Agnico-Eagle Mines	16,500	1,265,550
	BHP Billiton	82,787	3,828,336
	Freeport-McMoRan Copper & Gold	23,600	2,834,124

			7,928,010

	Multiline Retail–0.43%
†	Dollar General	50,300	1,542,701

			1,542,701

	Oil, Gas & Consumable Fuels–4.98%
	EOG Resources	39,400	3,601,554
	Murphy Oil	31,800	2,370,690
†	Occidental Petroleum	40,800	4,002,480
	Peabody Energy	40,700	2,603,986
	Petroleo Brasiliero ADR	48,100	1,643,577
	Suncor Energy	97,600	3,737,104

			17,959,391

	Pharmaceuticals–0.60%
	Allergan	31,400	2,156,238

			2,156,238

	Road & Rail–0.95%
	Union Pacific	36,900	3,419,154

			3,419,154

	Semiconductors & Semiconductor Equipment–2.73%
	ASML Holding	44,601	1,710,002
	Broadcom Class A	89,200	3,884,660
†	Marvell Technology Group	41,400	767,970
†	Rovi	32,300	2,002,923
@#	Samsung Electronics GDR 144A	3,589	1,500,556

			9,866,111

	Software–0.44%
†	Autodesk	20,400	779,280
†	Autonomy	28,700	675,631
†	salesforce.com	1,000	132,000

			1,586,911

	Specialty Retail–2.83%
†	AutoZone	7,400	2,017,166
†	CarMax	76,000	2,422,880
	Lowe’s	90,900	2,279,772
†	O’Reilly Automotive	36,700	2,217,414
	Ross Stores	19,900	1,258,675

			10,195,907

	Textiles, Apparel & Luxury Goods–2.29%
	Coach	85,400	4,723,474
	NIKE Class B	41,600	3,553,472

			8,276,946

	Trading Companies & Distributors–1.58%
	Fastenal	60,200	3,606,582
	Grainger (W.W.)	15,300	2,113,083

			5,719,665

	Wireless Telecommunication Services–3.81%
†	American Tower Class A	113,400	5,855,976
†	Crown Castle International	180,500	7,911,315

			13,767,291

	Total Common Stock (Cost $277,610,806)		358,011,526

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

SHORT-TERM INVESTMENT–1.22%
Money Market Mutual Fund–1.22%
Dreyfus Treasury & Agency Cash Management Fund	4,388,929	$4,388,929

Total Short-Term Investment (Cost $4,388,929)		4,388,929

TOTAL VALUE OF SECURITIES–100.43% (Cost $281,999,735)	$362,400,455
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.43%)	(1,539,344)

NET ASSETS APPLICABLE TO 20,373,300 SHARES OUTSTANDING–100.00%	$360,861,111

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($286,930,863 / 16,185,595 Shares)	$17.728

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($73,930,248 / 4,187,705 Shares)	$17.654

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization-no par)	$346,856,136
Accumulated net realized loss on investments	(66,398,324)
Net unrealized appreciation of investments and foreign currencies	80,403,299

Total net assets	$360,861,111

†	Non income producing security.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2010, the aggregate amount of Rule 144A securities was $1,586,956, which represented 0.44% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2010, the aggregate amount of illiquid securities was $1,586,956, which represented 0.44% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2010, the aggregate amount of fair valued securities was $86,400, which represented 0.02% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:
ADR–American Depositary Receipts
GDR–Global Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$2,393,465
Foreign tax withheld	(19,594)

2,373,871

EXPENSES:
Management fees	2,230,648
Accounting and administration expenses	143,244
Distribution expenses-Service Class	133,272
Reports and statements to shareholders	44,123
Professional fees	24,217
Custodian fees	13,537
Trustees’ fees	9,304
Pricing fees	1,586
Other	11,682

Total operating expenses	2,611,613

NET INVESTMENT LOSS	(237,742)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	14,322,575
Foreign currencies	(5,141)

Net realized gain	14,317,434
Net change in unrealized appreciation/depreciation of investments and foreign currencies	38,696,021

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	53,013,455

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,775,713

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net Investment income (loss)	$(237,742)	$283,636
Net realized gain (loss) on investments and foreign currencies	14,317,434	(29,267,634)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	38,696,021	108,623,909

Net increase in net assets resulting from operations	52,775,713	79,639,911

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	93,044,779	53,741,294
Service Class	37,372,551	32,201,103

	130,417,330	85,942,397

Cost of shares repurchased:
Standard Class	(90,284,992)	(57,944,757)
Service Class	(18,211,938)	(7,153,381)

	(108,496,930)	(65,098,138)

Increase in net assets derived from capital share transactions	21,920,400	20,844,259

NET INCREASE IN NET ASSETS	74,696,113	100,484,170
NET ASSETS:
Beginning of year	286,164,998	185,680,828

End of year (including undistributed net investment income of $— and $172,183, respectively)	$360,861,111	$286,164,998

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/10		12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$15.187		$10.614	$18.315	$16.859	$14.910

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.005)		0.020	0.056	0.090	0.078
Net realized and unrealized gain (loss) on investments and foreign currencies	2.546		4.553	(7.720)	1.415	1.906

Total from investment operations	2.541		4.573	(7.664)	1.505	1.984

Less dividends and distributions from:
Net investment income	—		—	(0.037)	(0.049)	(0.035)

Total dividends and distributions	—		—	(0.037)	(0.049)	(0.035)

Net asset value, end of period	$17.728		$15.187	$10.614	$18.315	$16.859

Total return[3]	16.73%		43.08%	(41.84% )	8.93%	13.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$286,931		$240,462	$174,922	$223,805	$87,555
Ratio of expenses to average net assets	0.79%		0.82%	0.82%	0.83%	0.88%
Ratio of net investment income (loss) to average net assets	(0.03%	)	0.16%	0.38%	0.50%	0.50%
Portfolio turnover	54%		64%	46%	54%	45%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Strategic Growth Portfolio (the JPVF Fund) was reorganized into the Fund.
The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund
	Service Class
						4/30/07[1]
	Year Ended					to
	12/31/10		12/31/09		12/31/08	12/31/07

Net asset value, beginning of period	$15.162		$10.623		$18.312	$17.860

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.044)		(0.013)		0.020	0.027
Net realized and unrealized gain (loss) on investments and foreign currencies	2.536		4.552		(7.709)	0.449

Total from investment operations	2.492		4.539		(7.689)	0.476

Less dividends and distributions from:
Net investment income	—		—		—	(0.024)

Total dividends and distributions	—		—		—	(0.024)

Net asset value, end of period	$17.654		$15.162		$10.623	$18.312

Total return[3]	16.44%		42.73%		(41.99% )	2.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$73,930		$45,703		$10,759	$6,824
Ratio of expenses to average net assets	1.04%		1.07%		1.07%	1.07%
Ratio of net investment income (loss) to average net assets	(0.28%	)	(0.09%	)	0.13%	0.22%
Portfolio turnover	54%		64%		46%	54%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements
December 31, 2010
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to provide long-term growth of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $4,368 for the year ended December 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the average daily net assets of the Fund; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 0.86% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

T. Rowe Price Associates, Inc. (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.40% of the first $250 million of the Fund’s average daily net assets; 0.375% of the next $250 million; and 0.35% of the Fund’s average daily net assets in excess of $500 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $19,622 and $6,483, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$212,613
Distribution fees payable to LFD	14,931

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $188,064,707 and sales of $166,928,506 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $285,478,106. At December 31, 2010, net unrealized appreciation was $76,922,349, of which $81,705,015 related to unrealized appreciation of investments and $4,782,666 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g. equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g. debt securities, government securities, swap contracts, foreign currency exchange contracts)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g. broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Common Stock	$356,424,570	$1,500,556	$86,400	$358,011,526
Short-Term Investment	4,388,929	—	—	4,388,929

Total	$360,813,499	$1,500,556	$86,400	$362,400,455

LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common
Stock

Balance as of 12/31/09	$—
Purchases	66,480
Net change in unrealized appreciation/depreciation	19,920

Balance as of 12/31/10	$86,400

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/10	$19,920

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2010 and 2009.

In addition, the Fund declared an ordinary income consent dividend of $175,604 for the year ended December 31, 2009. The amounts have been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$346,856,136
Capital loss carryforwards	(62,919,953)
Unrealized appreciation of investments and foreign currencies	76,924,928

Net assets	$360,861,111

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, consent dividends, foreign capital gain taxes, net operating losses and capital loss carryforwards expiration. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Accumulated Net	Accumulated	Paid-in
Investment Loss	Net Realized Loss	Capital

$65,559	$26,727,887	$(26,793,446)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $11,647,319 was utilized in 2010 and $26,720,369 expired in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $2,424,292 expires in 2011, $19,123,114 expires in 2016, and $41,372,547 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	6,061,110	4,172,997
Service Class	2,348,073	2,555,413

	8,409,183	6,728,410

Shares repurchased:
Standard Class	(5,708,852)	(4,820,076)
Service Class	(1,174,710)	(553,885)

	(6,883,562)	(5,373,961)

Net increase	1,525,621	1,354,449

LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)

7.	Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2010.

8.	Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Growth Stock Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP T. Rowe Price Growth Stock Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Growth Stock Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2011. The Board noted that although the investment management fees for the Fund were above the average investment management fee of the Lipper expense group, total expenses after giving effect to the expense limitation in place for the period were within an acceptable range of the net expense ratios of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with T. Rowe Price

In considering the renewal of the sub-advisory agreement between LIAC and T. Rowe Price & Associates, Inc. (“T. Rowe Price”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe Price under the sub-advisory agreement. The Board reviewed the services provided by T. Rowe Price, the background

LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with T. Rowe Price (continued)

of the investment professionals servicing the Fund, and the reputation, resources and investment approach of T. Rowe Price. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of large-cap growth funds and the Russell 1000 Growth Index. The Board noted that the Fund’s performance was above the average of the Lipper performance group for the one year and five year periods and was below the average of the Lipper performance group for the three year period.

The Board considered the sub-advisory fee schedule, which contains breakpoints, the contractual sub-adviser fees of the Lipper expense group, the fee rates charged to other registered funds managed by T. Rowe Price and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s and concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board considered information provided by T. Rowe Price regarding T. Rowe Price’s firm-wide estimated profitability, that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and T. Rowe Price, an unaffiliated third party, and that LIAC compensates T. Rowe Price from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by T. Rowe Price as to any additional benefits it receives and noted T. Rowe Price has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of T. Rowe Price.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP T. Rowe Price Growth Stock Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP T. Rowe Price Growth Stock Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Structured
Mid-Cap Growth Fund

LVIP T. Rowe Price Structured
Mid-Cap Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	9
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Other Fund Information	17
Officer/Trustee Information	19

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 28.37% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell MidCap® Growth Index*, returned 26.38%.

Broadly speaking, stock selection drove the outperformance and sector allocation had limited impact. Energy, information technology, and materials helped relative returns, while financials detracted.

In the fourth quarter, U.S. equities rose briskly, closing near their highest levels of the year and capping a second consecutive year of strong gains. While unemployment remains a significant obstacle, signs indicate that the global economy is laying a foundation for a sustained global recovery in 2011. Within the mid-cap universe, growth outperformed value. As measured by the Russell indices, mid-caps outperformed large-caps but trailed small-caps, with all capitalization levels returning double-digit positive returns. With the exception of utilities, all benchmark sectors ended in positive territory, led by consumer discretionary and industrials and business services.

In materials, our stock holdings outpaced their benchmark peers. Increased potash demand drove results for Sociedad Quimica y Minera de Chile. In the mining and metals industry, commodity prices boosted returns for a wide range of holdings, including Walter Energy and Cliffs Natural Resources.

Energy was another notable driver of outperformance, due to stock choices. Our holdings in the oil, gas, and consumable fuels industry proved particularly helpful, most notably Concho Resources, Peabody Energy, and Forest Oil. Elsewhere in the sector, our position in Core Laboratories added value, as the company has very little competition in its specialized niche.

Stock selection in information technology added relative value as well. Data center firm Rackspace Hosting benefited from increased demand, while McAfee was acquired by Intel at a significant premium. We eliminated our position in McAfee on strength.

Our stock choices in both consumer discretionary and consumer staples produced a drag on relative results. Another key detractor was financials, where our stock holdings also underperformed. Our positions in U.S. options exchange CBOE Holdings and asset manager Artio Global Investors both proved detrimental here. Artio Global Investors was no longer held at December 31, 2010.

The economy continued its slow recovery during the fourth quarter. As consumers tried to shore up their balance sheets, the Federal Reserve attempted to compensate with a new round of quantitative easing; however, we question the effectiveness of the move as it contributes to currency volatility. We are mindful that the recent rally focused on a relatively narrow group of high-momentum stocks, but we believe that in the long run, mid-cap growth investors are better served by focusing on reasonably priced companies with enduring franchises. Equity valuations are attractive compared to bonds, particularly in light of the recent Fed action. Ultimately, we believe the only long-term path to economic growth for the U.S. is to produce more domestically, leading us to seek out high-value-added manufacturing firms that stand to benefit from a decrease in offshore production. Meanwhile, we are cautious on consumer discretionary, due to weak consumer spending.

Donald J. Peters
Donald J. Easley
T. Rowe Price

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP T.
	Rowe Price
	Structured Mid-Cap
	Growth Fund	Russell Midcap
	Standard Class	Growth Index
12/31/99	10000	10000
	6671	7985
	4655	5797
	6174	8272
	7017	9553
	7706	10709
	8420	11850
	9564	13204
	5473	7351
	8009	10754
12/31/10	10282	13592

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,282. For comparison, look at how the Russell MidCap Growth Index did over the same period. The same $10,000 investment would have increased to $13,592. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+28.37%

Five Years	+5.94%

Ten Years	+0.28%

Service Class Shares

One Year	+28.05%

Five Years	+5.67%

Inception (5/15/03)	+9.33%

*	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the Fund’s sub-advisor.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,317.20	0.83%	$4.85
Service Class Shares	1,000.00	1,315.70	1.08%	6.30

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.02	0.83%	$4.23
Service Class Shares	1,000.00	1,019.76	1.08%	5.50

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	99.51%

Aerospace & Defense	1.96%
Air Freight & Logistics	1.38%
Airlines	0.55%
Auto Components	0.51%
Beverages	0.34%
Biotechnology	2.16%
Capital Markets	2.09%
Chemicals	2.13%
Commercial Banks	1.64%
Commercial Services & Supplies	1.55%
Communications Equipment	1.25%
Computers & Peripherals	1.76%
Construction & Engineering	1.23%
Construction Materials	0.34%
Consumer Finance	0.19%
Diversified Consumer Services	0.88%
Diversified Financial Services	1.99%
Electrical Equipment	2.79%
Electronic Equipment, Instruments & Components	2.17%
Energy Equipment & Services	3.37%
Food & Staples Retailing	0.55%
Food Products	0.92%
Health Care Equipment & Supplies	3.50%
Health Care Providers & Services	3.43%
Health Care Technology	0.51%
Hotels, Restaurants & Leisure	5.04%
Household Durables	0.23%
Household Products	0.67%
Independent Power Producers & Energy Traders	0.59%
Industrial Conglomerates	0.46%
Insurance	1.07%
Internet & Catalog Retail	1.45%
Internet Software & Services	1.82%
IT Services	2.24%
Leisure Equipment & Products	0.58%
Life Sciences Tools & Services	2.69%
Machinery	4.86%
Media	2.84%
Metals & Mining	3.43%
Multiline Retail	0.99%
Office Electronics	0.14%
Oil, Gas & Consumable Fuels	4.09%
Personal Products	0.87%
Pharmaceuticals	0.37%
Professional Services	1.15%
Real Estate Investment Trusts	0.39%
Real Estate Management & Development	0.25%
Road & Rail	0.97%
Semiconductors & Semiconductor Equipment	7.01%
Software	6.67%
Specialty Retail	5.62%
Textiles, Apparel & Luxury Goods	0.96%
Tobacco	0.30%
Trading Companies & Distributors	1.09%
Wireless Telecommunication Services	1.48%

Preferred Stock	0.22%

Short-Term Investment	0.46%

Total Value of Securities	100.19%

Liabilities Net of Receivables and Other Assets	(0.19%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Cummins	1.17%
priceline.com	1.00%
Coach	0.96%
FMC Technologies	0.91%
Robinson (C.H.) Worldwide	0.74%
Concho Resources	0.72%
Fluor	0.72%
Western Union	0.72%
Cameron International	0.72%
Compass Minerals International	0.72%

Total	8.38%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–99.51%
	Aerospace & Defense–1.96%
	Elbit Systems	7,600	$402,192
	Empresa Brasileira de Aeronautica ADR	19,400	570,360
	Goodrich	16,100	1,417,927
	Precision Castparts	15,400	2,143,834
	Rockwell Collins	19,300	1,124,418
†	TransDigm Group	8,200	590,482

			6,249,213

	Air Freight & Logistics–1.38%
	Expeditors International Washington	37,300	2,036,580
	Robinson (C.H.) Worldwide	29,400	2,357,586

			4,394,166

	Airlines–0.55%
	SkyWest	37,400	584,188
	Southwest Airlines	90,100	1,169,498

			1,753,686

	Auto Components–0.51%
	Gentex	35,200	1,040,512
†	WABCO Holdings	9,600	584,928

			1,625,440

	Beverages–0.34%
	Brown-Forman Class B	15,475	1,077,370

			1,077,370

	Biotechnology–2.16%
†	Alexion Pharmaceuticals	18,600	1,498,230
†	BioMarin Pharmaceuticals	17,200	463,196
†	Cephalon	11,100	685,092
†	Dendreon	15,600	544,752
†	Human Genome Sciences	42,900	1,024,881
†	Myriad Genetics	18,200	415,688
†	Regeneron Pharmaceuticals	30,900	1,014,447
†	Vertex Pharmaceuticals	35,400	1,240,062

			6,886,348

	Capital Markets–2.09%
	Eaton Vance	27,900	843,417
	Janus Capital Group	44,800	581,056
	Lazard Class A	29,500	1,164,955
	Northern Trust	24,500	1,357,545
	optionsXpress Holdings	20,300	318,101
	SEI Investments	19,900	473,421
	TD Ameritrade Holding	71,700	1,361,583
	Waddell & Reed Financial	16,200	571,698

			6,671,776

	Chemicals–2.13%
	Air Products & Chemicals	10,000	909,500
	Albemarle	10,100	563,378
	CF Industries Holdings	7,700	1,040,655
	Ecolab	17,600	887,392
†	Intrepid Potash	20,700	771,903
	Sigma-Aldrich	12,200	812,032
	Sociedad Quimica y Minera de Chile ADR	31,100	1,816,862

			6,801,722

	Commercial Banks–1.64%
	City National	8,000	490,880
	Fifth Third Bancorp	36,300	532,884
†	First Horizon National	46,968	553,282
	KeyCorp	55,800	493,830
	Marshall & Ilsley	67,700	468,484
†	Popular	217,532	683,050
	Regions Financial	58,100	406,700
†	SVB Financial Group	10,500	557,025
	TCF Financial	37,200	550,932
	Zions Bancorp	20,400	494,292

			5,231,359

	Commercial Services & Supplies–1.55%
†	American Reprographics	52,100	395,439
†	Copart	13,500	504,225
†	Green Dot Class A	11,400	646,836
	Iron Mountain	23,325	583,358
	Republic Services	32,850	980,901
	Ritchie Bros Auctioneers	25,200	580,860
†	Stericycle	8,800	712,096
	Waste Connections	19,950	549,224

			4,952,939

	Communications Equipment–1.25%
†	Ciena	29,700	625,185
†	F5 Networks	7,000	911,120
†	JDS Uniphase	39,300	569,064
†	Juniper Networks	50,800	1,875,536

			3,980,905

	Computers & Peripherals–1.76%
†	Logitech International	19,700	365,435
†	NetApp	35,100	1,929,096
†	QLogic	43,600	742,072
†	Seagate Technology	83,300	1,251,999
†	Teradata	32,200	1,325,352

			5,613,954

	Construction & Engineering–1.23%
	Fluor	34,900	2,312,474
†	Foster Wheeler	30,300	1,045,956
†	Quanta Services	29,200	581,664

			3,940,094

	Construction Materials–0.34%
	Vulcan Materials	24,900	1,104,564

			1,104,564

	Consumer Finance–0.19%
†	SLM	49,300	620,687

			620,687

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Diversified Consumer Services–0.88%
†	Apollo Group Class A	17,905	$707,068
	DeVry	13,800	662,124
†	ITT Educational Services	6,300	401,247
†	New Oriental Education & Technology Group ADR	4,700	494,581
	Strayer Education	3,600	547,992

			2,813,012

	Diversified Financial Services–1.99%
	CBOE Holdings	41,000	937,260
†	IntercontinentalExchange	14,200	1,691,930
	Moody’s	55,100	1,462,354
†	MSCI	27,300	1,063,608
	NYSE Euronext	40,300	1,208,194

			6,363,346

	Electrical Equipment–2.79%
	AMETEK	35,250	1,383,563
	Cooper Industries	27,600	1,608,804
†	First Solar	9,000	1,171,260
†	General Cable	26,200	919,358
†	II-VI	18,100	839,116
	Rockwell Automation	24,100	1,728,211
	Roper Industries	16,400	1,253,452

			8,903,764

	Electronic Equipment, Instruments & Components–2.17%
	Amphenol Class A	25,000	1,319,500
†	Dolby Laboratories Class A	24,500	1,634,150
†	Itron	7,100	393,695
	Jabil Circuit	56,100	1,127,049
	National Instruments	22,150	833,726
†	Trimble Navigation	41,000	1,637,130

			6,945,250

	Energy Equipment & Services–3.37%
†	Cameron International	45,100	2,287,923
	Core Laboratories	16,400	1,460,420
	Diamond Offshore Drilling	10,700	715,509
†	Dresser-Rand Group	14,900	634,591
†	Dril-Quip	8,400	652,848
†	FMC Technologies	32,800	2,916,248
†	Nabors Industries	19,900	466,854
†	Oceaneering International	16,800	1,236,984
†	TETRA Technologies	32,200	382,214

			10,753,591

	Food & Staples Retailing–0.55%
	Whole Foods Market	34,900	1,765,591

			1,765,591

	Food Products–0.92%
	Campbell Soup	18,600	646,350
	Hershey	18,400	867,560
	McCormick	16,900	786,357
	Smucker (J.M.)	9,700	636,805

			2,937,072

	Health Care Equipment & Supplies–3.50%
†	American Medical System Holdings	22,000	414,920
†	Arthrocare	9,300	288,858
	Bard (C.R.)	20,300	1,862,931
	DENTSPLY International	22,600	772,242
†	Edwards Lifesciences	14,800	1,196,432
†	Gen-Probe	8,700	507,645
†	Hologic	30,200	568,364
†	IDEXX Laboratories	17,100	1,183,662
†	Intuitive Surgical	3,300	850,575
	Masimo	12,900	375,003
†	ResMed	15,200	526,528
†	St. Jude Medical	16,700	713,925
†	Thoratec	15,800	447,456
†	Varian Medical Systems	14,800	1,025,344
†	Zimmer Holdings	8,300	445,544

			11,179,429

	Health Care Providers & Services–3.43%
	AmerisourceBergen	57,600	1,965,312
	CIGNA	13,600	498,576
†	Community Health Systems	25,300	945,461
†	DaVita	17,200	1,195,228
†	Humana	8,000	437,920
†	Laboratory Corporation America Holdings	17,100	1,503,432
	Patterson	12,800	392,064
	Quest Diagnostics	27,500	1,484,175
†	Schein (Henry)	20,100	1,233,939
†	SXC Health Solutions	19,200	822,912
	Universal Health Services Class B	10,800	468,936

			10,947,955

	Health Care Technology–0.51%
†	Cerner	17,100	1,620,054

			1,620,054

	Hotels, Restaurants & Leisure–5.04%
†	Chipotle Mexican Grill Class A	5,300	1,127,098
	Choice Hotels International	29,000	1,109,830
†	Ctrip.com International ADR	18,000	728,100
†	Hyatt Hotels Class A	10,400	475,904
	International Game Technology	52,200	923,418
†	Madison Square Garden Class A	23,600	608,408
	Marriott International Class A	54,557	2,266,298
†	Panera Bread Class A	12,600	1,275,246
†	Royal Caribbean Cruises	32,000	1,504,000
	Starwood Hotels & Resorts Worldwide	36,900	2,242,782
	Tim Hortons	24,300	1,001,889
†	WMS Industries	34,050	1,540,422
	Wynn Resorts	12,300	1,277,232

			16,080,627

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Household Durables–0.23%
	Lennar Class A	11,500	$215,625
†	Pulte Group	20,605	154,950
†	Toll Brothers	18,800	357,200

			727,775

	Household Products–0.67%
	Church & Dwight	16,800	1,159,536
	Clorox	15,300	968,184

			2,127,720

	Independent Power Producers & Energy Traders–0.59%
†	Calpine	87,200	1,163,248
†	NRG Energy	36,400	711,256

			1,874,504

	Industrial Conglomerates–0.46%
	McDermott International	71,400	1,477,266

			1,477,266

	Insurance–1.07%
†	Arch Capital Group	7,800	686,790
	Assurant	7,400	285,048
	AXIS Capital Holdings	10,800	387,504
	Berkley (W.R.)	18,000	492,840
	HCC Insurance Holdings	17,700	512,238
	Principal Financial Group	18,300	595,848
	RenaissanceRe Holdings	7,000	445,830

			3,406,098

	Internet & Catalog Retail–1.45%
	Expedia	32,300	810,407
†	Liberty Media-Interactive Class A	9,400	624,912
†	priceline.com	8,000	3,196,400

			4,631,719

	Internet Software & Services–1.82%
†	Akamai Technologies	26,600	1,251,530
†	Equinix	13,600	1,105,136
†	Rackspace Hosting	33,300	1,045,953
†	Sina	15,000	1,032,300
	VeriSign	17,300	565,191
†	VistaPrint	12,300	565,800
†	WebMD Health Class A	4,600	234,876

			5,800,786

	IT Services–2.24%
	Computer Sciences	8,600	426,560
	Fidelity National Information Services	8,729	239,087
†	Fiserv	10,200	597,312
†	Fortinet	19,800	640,530
†	Genpact	31,700	481,840
	Global Payments	13,300	614,593
	Paychex	59,700	1,845,327
	Western Union	124,400	2,310,108

			7,155,357

	Leisure Equipment & Products–0.58%
	Mattel	72,500	1,843,675

			1,843,675

	Life Sciences Tools & Services–2.69%
†	Bruker	40,700	675,620
†	Charles River Laboratories International	13,200	469,128
†	Covance	8,300	426,703
†	Illumina	23,700	1,501,158
†	Life Technologies	31,900	1,770,450
†	Mettler-Toledo International	8,200	1,239,922
†	QIAGEN	26,600	520,030
	Techne	11,200	735,504
†	Waters	16,200	1,258,902

			8,597,417

	Machinery–4.86%
†	Babcock & Wilcox	39,200	1,003,128
	CLARCOR	14,600	626,194
	Cummins	34,000	3,740,340
	Donaldson	18,800	1,095,664
	Flowserve	8,000	953,760
	Graco	24,900	982,305
	Harsco	10,700	303,024
	IDEX	13,125	513,450
	Joy Global	19,600	1,700,300
	PACCAR	15,700	901,494
	Pall	18,000	892,440
†	Terex	23,400	726,336
	Valmont Industries	8,400	745,332
	Wabtec	25,500	1,348,695

			15,532,462

	Media–2.84%
	Cablevision Systems Class A	26,000	879,840
	Central European Media Enterprises	13,200	268,620
	CTC Media	29,000	679,470
†	Discovery Communications Class C	54,500	1,999,605
†	DreamWorks Animation SKG Class A	14,300	421,421
†	Liberty Media-Starz Class A	105,800	1,668,466
	McGraw-Hill	52,800	1,922,448
	Omnicom Group	26,800	1,227,440

			9,067,310

	Metals & Mining–3.43%
	Agnico-Eagle Mines	13,300	1,020,110
	Carpenter Technology	18,700	752,488
	Cliffs Natural Resources	20,000	1,560,200
	Compass Minerals International	25,600	2,285,312
	Eldorado Gold	56,900	1,056,633
	HudBay Minerals	71,900	1,312,175
	United States Steel	17,100	998,982
	Walter Energy	15,300	1,955,952

			10,941,852

	Multiline Retail–0.99%
†	Big Lots	14,300	435,578

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Multiline Retail (continued)

†	Dollar General	26,000	$797,420
†	Dollar Tree	19,650	1,101,972
	Family Dollar Stores	16,500	820,215

			3,155,185

	Office Electronics–0.14%
†	Zebra Technologies	11,750	446,383

			446,383

	Oil, Gas & Consumable Fuels–4.09%
	Arch Coal	38,724	1,357,663
†	Cobalt International Energy	25,800	315,018
†	Concho Resources	26,400	2,314,488
†	Continental Resources	22,900	1,347,665
†	Forest Oil	9,700	368,309
	Murphy Oil	9,500	708,225
†	Newfield Exploration	8,700	627,357
	Nexen	35,800	819,820
	Peabody Energy	28,200	1,804,236
	Range Resources	31,400	1,412,372
	SM Energy	11,200	660,016
†	Southwestern Energy	12,000	449,160
†	Ultra Petroleum	18,600	888,522

			13,072,851

	Personal Products–0.87%
	Avon Products	71,700	2,083,602
	Mead Johnson Nutrition Class A	11,000	684,750

			2,768,352

	Pharmaceuticals–0.37%
	Valeant Pharmaceuticals International	41,800	1,182,522

			1,182,522

	Professional Services–1.15%
	Corporate Executive Board	12,800	480,640
	Dun & Bradstreet	4,200	344,778
	Equifax	14,300	509,080
	Manpower	9,600	602,496
	Robert Half International	36,100	1,104,660
†	Verisk Analytics Class A	19,100	650,928

			3,692,582

	Real Estate Investment Trusts–0.39%
	Federal Realty Investment Trust	7,600	592,268
	ProLogis	45,100	651,244

			1,243,512

	Real Estate Management & Development–0.25%
†	Forest City Enterprises Class A	48,900	816,141

			816,141

	Road & Rail–0.97%
†	Hertz Global Holdings	72,300	1,047,627
†	Kansas City Southern	19,300	923,698
	Landstar System	27,200	1,113,568

			3,084,893

	Semiconductors & Semiconductor Equipment–7.01%
	Altera	50,000	1,779,000
	Analog Devices	39,600	1,491,732
†	Atheros Communications	26,700	959,064
†	Cymer	10,200	459,714
†	Fairchild Semiconductor International	21,200	330,932
†	GT Solar International	55,300	504,336
	Intersil Class A	24,400	372,588
	KLA-Tencor	14,700	568,008
†	Lam Research	18,600	963,108
	Linear Technology	49,000	1,694,910
†	Marvell Technology Group	96,400	1,788,220
	Maxim Integrated Products	22,100	522,002
†	MEMC Electronic Materials	47,700	537,102
	Microchip Technology	39,600	1,354,716
	National Semiconductor	78,900	1,085,664
†	NVIDIA	102,500	1,578,500
†	ON Semiconductor	78,700	777,556
†	Rovi	28,400	1,761,084
†	Silicon Laboratories	14,400	662,688
†	Varian Semiconductor Equipment Associates	33,500	1,238,495
	Xilinx	67,600	1,959,047

			22,388,466

	Software–6.67%
†	Adobe Systems	32,100	988,038
†	ANSYS	22,900	1,192,403
†	Autodesk	38,600	1,474,520
†	BMC Software	30,700	1,447,198
	CA	53,900	1,317,316
†	Check Point Software Technologies	36,600	1,693,116
†	Citrix Systems	20,700	1,416,087
†	Electronics Arts	38,200	625,716
	FactSet Research Systems	12,050	1,129,808
†	Informatica	30,400	1,338,512
†	Intuit	38,200	1,883,260
†	MICROS Systems	22,300	978,078
†	Nuance Communications	97,500	1,772,550
†	Red Hat	31,700	1,447,105
†	salesforce.com	9,000	1,188,000
	Solera Holdings	18,500	949,420
†	Synopsys	16,600	446,706

			21,287,833

	Specialty Retail–5.62%
	Advance Auto Parts	9,200	608,580
†	AutoZone	4,000	1,090,360
†	Bed Bath & Beyond	40,400	1,985,660
†	CarMax	52,800	1,683,264

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Specialty Retail (continued)

†	Dick’s Sporting Goods	21,600	$810,000
	Gap	35,700	790,398
	Men’s Wearhouse	23,950	598,271
†	O’Reilly Automotive	21,500	1,299,030
	PETsMART	15,000	597,300
	Ross Stores	36,000	2,277,000
	Sherwin-Williams	15,700	1,314,875
	Staples	20,200	459,954
	Tiffany & Co	28,300	1,762,241
	Tractor Supply	17,400	843,726
†	Urban Outfitters	31,500	1,128,015
	Williams-Sonoma	19,600	699,524

			17,948,198

	Textiles, Apparel & Luxury Goods–0.96%
	Coach	55,600	3,075,236

			3,075,236

	Tobacco–0.30%
	Lorillard	11,800	968,308

			968,308

	Trading Companies & Distributors–1.09%
	Fastenal	26,500	1,587,615
	Grainger (W.W.)	13,700	1,892,107

			3,479,722

	Wireless Telecommunication Services–1.48%
†	Crown Castle International	48,900	2,143,287
†	NII Holdings	22,200	991,452
†	SBA Communications Class A	38,800	1,588,472

			4,723,211

	Total Common Stock (Cost $216,395,899)		317,731,250

	PREFERRED STOCK–0.22%
=@	Groupon Series G	22,708	717,346

	Total Preferred Stock (Cost $717,346)		717,346

	SHORT-TERM INVESTMENT–0.46%
	Money Market Mutual Fund–0.46%
	Dreyfus Treasury & Agency Cash Management Fund	1,463,061	1,463,061

	Total Short-Tem Investment (Cost $1,463,061)		1,463,061

TOTAL VALUE OF SECURITIES–100.19% (Cost $218,576,306)	319,911,657

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(617,637)

NET ASSETS APPLICABLE TO 22,197,642 SHARES OUTSTANDING–100.00%	$319,294,020

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($263,890,833 / 18,287,783 Shares)	$14.430

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($55,403,187 / 3,909,859 Shares)	$14.170

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$245,853,216
Undistributed net investment income	341,625
Accumulated net realized loss on investments	(28,236,188)
Net unrealized appreciation of investments and foreign currencies	101,335,367

Total net assets	$319,294,020

†	Non income producing security.

ADR–American Depositary Receipts

@	Illiquid security. At December 31, 2010, the aggregate amount of illiquid securities was $717,346, which represented 0.22% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2010, the aggregate amount of fair valued securities was $717,346, which represented 0.22 % of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$2,698,311
Interest	31,639
Foreign tax withheld	(19,427)

2,710,523

EXPENSES:
Management fees	2,002,281
Accounting and administration expenses	123,438
Distribution expenses — Service Class	102,017
Reports and statements to shareholders	77,882
Professional fees	22,770
Trustees’ fees	8,250
Custodian fees	4,255
Pricing fees	2,569
Other	10,678

Total operating expenses	2,354,140

NET INVESTMENT INCOME	356,383

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	16,315,180
Foreign currencies	(1,649)

Net realized gain	16,313,531
Net change in unrealized appreciation/depreciation of investments and foreign currencies	53,384,608

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	69,698,139

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,054,522

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$356,383	$457,932
Net realized gain (loss) on investments and foreign currencies	16,313,531	(3,390,875)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	53,384,608	82,389,667

Net increase in net assets resulting from operations	70,054,522	79,456,724

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(183,912)

	—	(183,912)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	17,237,523	31,924,184
Service Class	21,544,230	18,130,428
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	—	183,912

	38,781,753	50,238,524

Cost of shares repurchased:
Standard Class	(38,055,934)	(25,711,240)
Service Class	(11,590,639)	(9,767,433)

	(49,646,573)	(35,478,673)

Increase (decrease) in net assets derived from capital share transactions	(10,864,820)	14,759,851

NET INCREASE IN NET ASSETS	59,189,702	94,032,663
NET ASSETS:
Beginning of year	260,104,318	166,071,655

End of year (including undistributed net investment income of $341,625 and $273,598, respectively)	$319,294,020	$260,104,318

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07		12/31/06

Net asset value, beginning of period	$11.241	$7.688	$13.435	$11.828		$10.824

Income (loss) from investment operations:
Net investment income (loss)[1]	0.020	0.023	(0.003)	(0.004)		—
Net realized and unrealized gain (loss) on investments and foreign currencies	3.169	3.539	(5.744)	1.611		1.004

Total from investment operations	3.189	3.562	(5.747)	1.607		1.004

Less dividends and distributions from:
Net investment income	—	(0.009)	—	—		—

Total dividends and distributions	—	(0.009)	—	—		—

Net asset value, end of period	$14.430	$11.241	$7.688	$13.435		$11.828

Total return[2]	28.37%	46.34%	(42.78% )	13.59%		9.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$263,891	$225,807	$149,829	$247,671		$282,397
Ratio of expenses to average net assets	0.83%	0.85%	0.84%	0.82%		0.85%
Ratio of net investment income (loss) to average net assets	0.17%	0.25%	(0.03% )	(0.03%	)	0.00%
Portfolio turnover	31%	28%	36%	35%		41%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/10		12/31/09	12/31/08	12/31/07		12/31/06

Net asset value, beginning of period	$11.066		$7.581	$13.281	$11.722		$10.754

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.010)		—[1]	(0.030)	(0.037)		(0.028)
Net realized and unrealized gain (loss) on investments and foreign currencies	3.114		3.485	(5.670)	1.596		0.996

Total from investment operations	3.104		3.485	(5.700)	1.559		0.968

Net asset value, end of period	$14.170		$11.066	$7.581	$13.281		$11.722

Total return[3]	28.05%		45.97%	(42.92% )	13.30%		9.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,403		$34,297	$16,243	$20,767		$13,090
Ratio of expenses to average net assets	1.08%		1.10%	1.09%	1.07%		1.10%
Ratio of net investment income (loss) to average net assets	(0.08%	)	0.00%	(0.28% )	(0.28%	)	(0.25%	)
Portfolio turnover	31%		28%	36%	35%		41%

[1]	Amount rounds to less than $0.001 per share.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to maximize capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask price. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2010.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)

1.	Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million.

LIAC has contractually agreed to waive a portion of its advisory fee through April 30, 2011. The waiver amount is 0.05% of average daily net assets in excess of $750 million. This waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

T. Rowe Price (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.50% on the first $250 million of the Fund’s average daily net assets; 0.45% on the next $500 million; and 0.40% of the average daily net assets of the Fund in excess of $750 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $17,099 and $4,449, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$195,190
Distribution fees payable to LFD	11,395

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $84,466,741 and sales of $94,595,267 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $219,296,427. At December 31, 2010, net unrealized appreciation was $100,615,230, of which $107,920,602 related to unrealized appreciation of investments and $7,305,372 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 3	Total

Common Stock	$317,731,250	$—	$317,731,250
Short-Term Investment	1,463,061	—	1,463,061
Preferred Stock	—	717,346	717,346

Total	$319,194,311	$717,346	$319,911,657

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred
Stock

Balance as of 12/31/09	$—
Purchases	717,346

Balance as of 12/31/10	$717,346

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2010. The tax character of dividends and distributions paid during the year ended December 31, 2009 was as follows:

Year Ended
12/31/09

Ordinary income	$183,912

In addition, the Fund declared an ordinary consent dividend of $266,414 for the year ended December 31, 2009. The amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$245,853,216
Undistributed ordinary income	342,053
Capital loss carryforwards	(27,516,067)
Post-October currency losses	(428)
Unrealized appreciation of investments and foreign currencies	100,615,246

Net assets	$319,294,020

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and partnership interest.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership income, consent dividends and capital loss carryforward expiration. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain	Capital

$(288,356)	$59,819,410	$(59,531,054)

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $16,291,999 was utilized and $59,797,468 expired in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $15,907,305 expires in 2011, $559,440 expires in 2016 and $11,049,322 expires in 2017.

6. Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	1,403,218	3,469,810
Service Class	1,777,765	2,010,495
Share issued upon reinvestment of dividends and distributions:
Standard Class	—	17,065

	3,180,983	5,497,370

Shares repurchased:
Standard Class	(3,202,982)	(2,888,735)
Service Class	(967,163)	(1,053,969)

	(4,170,145)	(3,942,704)

Net increase (decrease)	(989,162)	1,554,666

7.	Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. As of December 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP T. Rowe Price Structured Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2011. The Board noted that the investment management fees for the Fund were above the average, although within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with T. Rowe Price

In considering the renewal of the sub-advisory agreement between LIAC and T. Rowe Price & Associates, Inc. (“T. Rowe Price”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe Price under the sub-advisory agreement. The Board reviewed the services provided by T. Rowe Price, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of T. Rowe Price. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with T. Rowe Price (continued)

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of mid-cap growth funds and the Russell Mid Cap Growth Index. The Board noted that the Fund’s performance was below the average of the Lipper performance group for the one year and five year periods and above the average for the Lipper performance group for the three year period. The Board concluded that the services provided by T. Rowe Price were satisfactory.

The Board considered the sub-advisory fee schedule, which contains breakpoints, the contractual sub-adviser fees of the Lipper expense group, the fee rates charged to other registered funds managed by T. Rowe Price and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s and concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board considered information provided by T. Rowe Price regarding T. Rowe Price’s firm-wide estimated profitability, that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and T. Rowe Price, an unaffiliated third party, and that LIAC compensates T. Rowe Price from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by T. Rowe Price as to any additional benefits it receives and noted T. Rowe Price has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of T. Rowe Price.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

LVIP Templeton Growth Fund

LVIP Templeton Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Templeton Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Country and Sector Allocations and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	7
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Other Fund Information	15
Officer/Trustee Information	17

LVIP Templeton Growth Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 6.57% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the MSCI World Index* (net dividends), returned 11.76%.

The year under review was characterized by an uneven global economic recovery. Emerging markets led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed markets grew at a more subdued pace, underpinned by government-sponsored liquidity-enhancing measures.

Global equity markets responded favorably to signs of economic recovery. Commodities surged due to near-term supply constraints and emerging market demand increases, as well as longer term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro but weakened against the yen. In general, cyclical sectors performed better than traditionally defensive sectors.

From a geographic perspective, the Fund’s stock selection in the Middle East-Africa region contributed to performance relative to the benchmark. German and Spanish holdings were also leading contributors.

Sector-wise, stock selection in the information technology sector aided results, particularly German semiconductor manufacturer Infineon Technologies and U.S. electronic equipment maker Tyco Electronics. Stock selection and an underweighted allocation to the consumer staples sector also added to relative returns, led by U.S. beverage maker Dr Pepper Snapple Group. Although stock selection in the consumer discretionary sector hindered relative returns, several holdings were key contributors: U.S. media holdings Comcast, Time Warner Cable and Viacom, which benefited from improving advertising markets and growing broadband penetration, and Germany’s global auto maker BMW, which rallied due to increasing international car demand. Similarly, in the industrials sector, German industrial conglomerate Siemens was a major contributor. The Fund continued to hold these positions as of period end with the exception of Dr Pepper Snapple Group, which had been eliminated.

Key detractors included underweighting in the U.S., where growth exceeded expectations and overweighting and stock selection in the European region, notably France, the U.K. and Portugal, where sovereign debt concerns and austerity programs pressured the economic recovery.

Stock selection in the energy sector hurt relative performance, mostly on account of exposure to Brazil’s Petroleo Brasileiros and BP, the British energy producer at the center of the Gulf of Mexico oil spill. An overweighted position and stock selection in the health care sector also hindered performance during a period when European governments undertaking fiscal austerity measures considered reducing pharmaceutical industry reimbursements and U.S. politicians debated sweeping health care reforms. French pharmaceuticals manufacturer Sanofi-Aventis lagged despite delivering strong earnings as investors focused on impending patent expirations and the company’s hostile bid for biotechnology firm Genzyme. Quest Diagnostics (U.S.) and Roche Holding (Switzerland) were two other significant health care detractors. In telecommunications services, France Telecom and Spain’s Telefonica also weighed on relative results.

Underweighting and stock selection in the materials sector pressured relative returns as supply constraints, emerging market demand increases, and inflation concerns supported commodity prices during the year. Stock selection in the industrials sector further dampened relative performance.

Peter Nori, CFA and Portfolio Management Team
Templeton Investment Counsel, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Templeton
	Growth Fund	MSCI World
	Standard Class	Index
12/31/00	10000	10000
	9358	8318
	7798	6664
	10457	8870
	12397	10175
	13499	11141
	17026	13376
	18390	14585
	11446	8647
	14663	11240
12/31/10	15626	12562

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Templeton Growth Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,626. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $12,562. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+6.57%

Five Years	+2.97%

Ten Years	+4.57%

Service Class Shares

One Year	+6.30%

Inception (4/30/07)	−4.24%

*	The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

LVIP Templeton Growth Fund–1

LVIP Templeton Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,203.50	0.83%	$4.61
Service Class Shares	1,000.00	1,201.90	1.08%	5.99

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.02	0.83%	$4.23
Service Class Shares	1,000.00	1,019.76	1.08%	5.50

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Templeton Growth Fund–2

LVIP Templeton Growth Fund

Country and Sector Allocations and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Country	of Net Assets

Common Stock	95.07%

Austria	0.77%
Bermuda	0.75%
Brazil	2.89%
Canada	0.55%
France	7.07%
Germany	8.58%
Hong Kong	2.62%
Ireland	1.01%
Israel	0.50%
Italy	0.39%
Japan	3.56%
Netherlands	3.72%
Norway	2.49%
Portugal	0.61%
Republic of Korea	2.33%
Russia	0.76%
Singapore	2.91%
South Africa	0.61%
Spain	1.54%
Switzerland	6.71%
Taiwan	1.09%
Turkey	0.43%
United Kingdom	13.05%
United States	30.13%

Short-Term Investment	4.70%

Total Value of Securities	99.77%

Receivables and Other Assets Net of Liabilities	0.23%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

Microsoft	1.84%
Vodafone Group ADR	1.77%
Siemens ADR	1.75%
Samsung Electronics	1.64%
DBS Group Holdings	1.59%
Telefonica	1.54%
Watson Pharmaceuticals	1.54%
Time Warner Cable	1.49%
CVS Caremark	1.39%
Telenor	1.39%

Total	15.94%

Percentage
Sector	of Net Assets

Aerospace & Defense	1.22%
Air Freight & Logistics	2.08%
Auto Components	0.83%
Automobiles	1.21%
Biotechnology	2.25%
Capital Markets	1.08%
Commercial Banks	3.58%
Commercial Services & Supplies	2.38%
Communications Equipment	1.16%
Computers & Peripherals	1.27%
Construction Materials	0.57%
Diversified Financial Services	3.58%
Diversified Telecommunication Services	6.29%
Electric Utilities	0.80%
Electronic Equipment, Instruments & Components	0.79%
Energy Equipment & Services	0.58%
Food & Staples Retailing	0.99%
Food Products	2.82%
Health Care Equipment & Supplies	0.44%
Health Care Providers & Services	1.66%
Industrial Conglomerates	4.83%
Insurance	8.75%
Media	7.96%
Metals & Mining	1.18%
Multi-Utilities	1.28%
Multi-Utilities & Unregulated Power	0.44%
Office Electronics	0.39%
Oil, Gas & Consumable Fuels	8.61%
Pharmaceuticals	9.47%
Real Estate Management & Development	0.50%
Semiconductors & Semiconductor Equipment	3.85%
Software	5.96%
Specialty Retail	4.17%
Wireless Telecommunication Services	2.10%

Total	95.07%

LVIP Templeton Growth Fund–3

LVIP Templeton Growth Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–95.07%Δ
	Austria–0.77%
	Telekom Austria	141,260	$1,986,781

			1,986,781

	Bermuda–0.75%
	PartnerRe	24,230	1,946,881

			1,946,881

	Brazil–2.89%
	Embraer ADR	48,050	1,412,670
	Petroleo Brasiliero ADR	88,370	3,019,603
	Vale ADR	100,900	3,049,198

			7,481,471

	Canada–0.55%
	Talisman Energy	64,100	1,421,731

			1,421,731

	France–7.07%
	Alstom	21,760	1,041,786
	AXA	129,727	2,159,304
	France Telecom ADR	157,260	3,315,041
	GDF Suez	31,936	1,146,419
	Ipsen	4,560	139,213
	Michelin Class B	29,760	2,136,596
	Sanofi-Aventis	52,566	3,362,807
	Suez Enviornnement	1	10
	Total	54,190	2,872,616
	Vivendi	78,412	2,117,625

			18,291,417

	Germany–8.58%
	Bayerische Motoren Werke	29,970	2,352,415
	Deutsche Post	100,420	1,697,002
	E.On	67,350	2,058,846
†	Infineon Technologies ADR	312,608	2,882,246
	Merck KGAA	17,120	1,379,266
	Muenchener Ruechversicherungs	18,450	2,796,960
	Rhoen Klinikum	66,576	1,459,299
	SAP ADR	60,210	3,047,228
	Siemens ADR	36,340	4,515,246

			22,188,508

	Hong Kong – 2.62%■
†	AIA Group	1,076,000	3,024,844
	Cheung Kong Holdings	84,000	1,295,799
	China Telecom	4,706,000	2,464,255

			6,784,898

	Ireland–1.01%
	Covidien	25,097	1,145,929
	CRH	70,979	1,470,878

			2,616,807

	Israel–0.50%
†	Check Point Software Technologies	27,890	1,290,191

			1,290,191

	Italy–0.39%
	ENI	46,305	1,011,568

			1,011,568

	Japan–3.56%
	ITOCHU	275,800	2,791,449
	Konica Minolta Holdings	98,000	1,018,433
	Nintendo	7,700	2,259,324
	Nissan Motor	76,500	728,123
	Toyota Motor ADR	30,530	2,400,574

			9,197,903

	Netherlands–3.72%
†	ING Groep CVA	233,012	2,267,905
	Koninklijke Philips Electronics	66,680	2,043,268
	Randstad Holding	28,272	1,493,031
	Reed Elsevier	119,103	1,474,036
	SBM Offshore	104,584	2,344,142

			9,622,382

	Norway–2.49%
	StatoilHydro	119,640	2,845,980
	Telenor	221,040	3,596,429

			6,442,409

	Portugal–0.61%
	Banco Espirito Santo Class R	410,452	1,580,411

			1,580,411

	Republic of Korea–2.33%
†	KB Financial	33,467	1,790,876
	Samsung Electronics	5,017	4,246,273

			6,037,149

	Russia–0.76%
	Gazprom ADR	77,840	1,965,460

			1,965,460

	Singapore–2.91%
	DBS Group Holdings	368,006	4,106,635
	Singapore Telecommunications	1,439,000	3,420,183

			7,526,818

	South Africa–0.61%
	Sasol ADR	30,140	1,568,787

			1,568,787

	Spain–1.54%
	Telefonica	175,193	3,973,615

			3,973,615

	Switzerland–6.71%
	ACE	56,220	3,499,694
	Adecco	28,490	1,867,722
†	Basilea Pharmaceutica	2,160	150,273
	Lonza Group	16,450	1,319,627
	Nestle	44,080	2,583,089
	Novartis	30,990	1,822,649

LVIP Templeton Growth Fund–4

LVIP Templeton Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Switzerland (continued)

	Roche Holding	19,860	$2,912,148
	Swiss Reinsurance	25,930	1,395,996
	Tyco International	43,327	1,795,471

			17,346,669

	Taiwan–1.09%
	Taiwan Semiconductors Manufacturing ADR	225,055	2,822,192

			2,822,192

	Turkey–0.43%
	Turkcell Iletisim Hizmet ADR	65,510	1,122,186

			1,122,186

	United Kingdom–13.05%
	Aviva	430,380	2,646,715
	BAE Systems	338,960	1,746,608
	BP ADR	60,780	2,684,653
	G4S	704,930	2,801,002
	GlaxoSmithKline	147,860	2,861,449
	HSBC Holdings	118,000	1,209,984
	Kingfisher	337,728	1,391,470
	Marks & Spencer Group	336,710	1,939,350
	Pearson	132,370	2,089,819
	Royal Dutch Shell Class B	76,860	2,544,993
	Tesco	386,590	2,567,395
	Unilever	106,664	3,273,111
	Vodafone Group ADR	172,890	4,569,484
†	Wolseley	45,095	1,440,777

			33,766,810

	United States–30.13%
	Accenture Class A	55,900	2,710,591
†	Amgen	57,120	3,135,888
	Aon	42,440	1,952,664
	Baker Hughes	26,430	1,511,003
	Bank of America	39,470	526,530
	Bank of New York Mellon	91,780	2,771,756
†	Biogen Idec	10,650	714,083
†	Brocade Communications Systems	109,190	577,615
†	Cisco Systems	148,280	2,999,704
	Comcast Special Class A	136,705	2,844,831
	CVS Caremark	103,570	3,601,129
	Disney (Walt)	43,790	1,642,563
	FedEx	12,010	1,117,050
	General Electric	128,540	2,350,997
	Home Depot	48,910	1,714,785
†	Isis Pharmaceuticals	42,650	431,618
	JPMorgan Chase	45,420	1,926,716
	Merck	89,010	3,207,920
	Microsoft	170,590	4,762,880
	News Class A	188,540	2,745,142
†	Onyx Pharmaceuticals	17,920	660,710
	Oracle	66,800	2,090,840
	Pfizer	201,130	3,521,786
	PG&E	69,290	3,314,834
	Progressive	117,550	2,335,719
	Quest Diagnostics	52,750	2,846,918
†	Regeneron Pharmaceuticals	21,770	714,709
†	Sprint Nextel	206,530	873,622
†	Symantec	117,560	1,967,954
	Target	35,750	2,149,648
	Time Warner	41,593	1,338,057
	Time Warner Cable	58,339	3,852,127
	United Parcel Service Class B	35,370	2,567,155
	Viacom Class B	63,020	2,496,222
†	Watson Pharmaceuticals	76,890	3,971,369

			77,947,135

	Total Common Stock (Cost $220,523,362)		245,940,179

	SHORT-TERM INVESTMENT–4.70%
	Money Market Mutual Fund–4.70%
	Dreyfus Treasury & Agency Cash Management Fund	12,159,893	12,159,893

	Total Short-Term Investment (Cost $12,159,893)		12,159,893

TOTAL VALUE OF SECURITIES–99.77% (Cost $232,683,255)	258,100,072

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	588,020

NET ASSETS APPLICABLE TO 10,141,633 SHARES OUTSTANDING–100.00%	$258,688,092

NET ASSET VALUE–LVIP TEMPLETON GROWTH FUND STANDARD CLASS ($130,817,276 / 5,129,452 Shares)	$25.503

NET ASSET VALUE–LVIP TEMPLETON GROWTH FUND SERVICE CLASS ($127,870,816 / 5,012,181 Shares)	$25.512

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$252,219,201
Undistributed net investment income	573,157
Accumulated net realized loss on investments	(19,531,579)
Net unrealized appreciation of investments and foreign currencies	25,427,313

Total net assets	$258,688,092

LVIP Templeton Growth Fund–5

LVIP Templeton Growth Fund
Statement of Net Assets (continued)

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 3.

†	Non income producing security.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

Summary of Abbreviations:
ADR–American Depositary Receipts
CVA–Dutch Certificate

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Fund–6

LVIP Templeton Growth Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$7,128,834
Interest	1,676
Foreign tax withheld	(495,516)

6,634,994

EXPENSES:
Management fees	1,845,556
Distribution expenses-Service Class	276,219
Accounting and administration expenses	115,368
Custodian fees	51,442
Reports and statements to shareholders	48,207
Professional fees	23,531
Trustees’ fees	8,127
Pricing fees	4,983
Other	12,152

Total operating expenses	2,385,585

NET INVESTMENT INCOME	4,249,409

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	6,282,419
Foreign currencies	(34,526)

Net realized gain	6,247,893
Net change in unrealized appreciation/depreciation of investments and foreign currencies	6,530,576

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	12,778,469

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,027,878

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,249,409	$4,352,119
Net realized gain (loss) on investments and foreign currencies	6,247,893	(17,379,716)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	6,530,576	72,307,209

Net increase in net assets resulting from operations	17,027,878	59,279,612

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,337,966)	(2,504,560)
Service Class	(1,904,683)	(1,523,052)
Net realized gain on investments:
Standard Class	—	(54,426)
Service Class	—	(38,524)

	(4,242,649)	(4,120,562)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,697,679	16,903,693
Service Class	37,503,822	26,173,139
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,337,966	2,558,986
Service Class	1,904,683	1,561,576

	57,444,150	47,197,394

Cost of shares repurchased:
Standard Class	(45,776,154)	(29,196,752)
Service Class	(23,152,892)	(38,593,303)

	(68,929,046)	(67,790,055)

Decrease in net assets derived from capital share transactions	(11,484,896)	(20,592,661)

NET INCREASE IN NET ASSETS	1,300,333	34,566,389
NET ASSETS:
Beginning of year	257,387,759	222,821,370

End of year (including undistributed net investment income of $573,157 and $600,923, respectively)	$258,688,092	$257,387,759

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Fund–7

LVIP Templeton Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$24.371	$19.352	$33.233	$31.307	$27.119

Income (loss) from investment operations:
Net investment income[2]	0.427	0.412	0.636	0.724	0.566
Net realized and unrealized gain (loss) on investments and foreign currencies	1.158	5.021	(12.906)	1.782	6.074

Total from investment operations	1.585	5.433	(12.270)	2.506	6.640

Less dividends and distributions from:
Net investment income	(0.453)	(0.405)	(0.534)	(0.580)	(0.414)
Net realized gain on investments	—	(0.009)	(1.077)	—	(2.038)

Total dividends and distributions	(0.453)	(0.414)	(1.611)	(0.580)	(2.452)

Net asset value, end of period	$25.503	$24.371	$19.352	$33.233	$31.307

Total return[3]	6.57%	28.11%	(37.76% )	8.01%	26.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$130,817	$151,545	$129,853	$163,596	$167,966
Ratio of expenses to average net assets	0.83%	0.83%	0.81%	0.81%	0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.83%	0.85%	0.82%	0.84%	0.85%
Ratio of net investment income to average net assets	1.79%	1.99%	2.41%	2.18%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.79%	1.97%	2.40%	2.15%	2.00%
Portfolio turnover	11%	18%	11%	15%	19%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. World Growth Stock Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Fund–8

LVIP Templeton Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth Fund Service Class
				4/30/07[1]
	Year Ended			to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$24.382	$19.369	$33.224	$33.408

Income (loss) from investment operations:
Net investment income[2]	0.368	0.363	0.581	0.483
Net realized and unrealized gain (loss) on investments and foreign currencies	1.154	5.016	(12.890)	(0.126)

Total from investment operations	1.522	5.379	(12.309)	0.357

Less dividends and distributions from:
Net investment income	(0.392)	(0.357)	(0.469)	(0.541)
Net realized gain on investments	—	(0.009)	(1.077)	—

Total dividends and distributions	(0.392)	(0.366)	(1.546)	(0.541)

Net asset value, end of period	$25.512	$24.382	$19.369	$33.224

Total return[3]	6.30%	27.81%	(37.90% )	1.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$127,871	$105,843	$92,968	$94,403
Ratio of expenses to average net assets	1.08%	1.07%	1.02%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.08%	1.10%	1.07%	1.11%
Ratio of net investment income to average net assets	1.54%	1.75%	2.20%	2.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.54%	1.72%	2.15%	2.02%
Portfolio turnover	11%	18%	11%	15%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

4 Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Fund–9

LVIP Templeton Growth Fund
Notes to Financial Statements
December 31, 2010
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Templeton Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $192 for the year ended December 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

LVIP Templeton Growth Fund–10

LVIP Templeton Growth Fund
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation (LNC). For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.65% of the next $300 million; and 0.60% of average daily net assets in excess of $500 million.

Templeton Investment Counsel, LLC (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $200 million of the Fund’s average daily net assets; 0.425% of the next $300 million; and 0.40% of the Fund’s average daily net assets in excess of $500 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $16,279 and $4,216, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$156,785
Distribution fees payable to LFD	26,481

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments
For the year ended December 31, 2010, the Fund made purchases of $26,058,478 and sales of $44,434,523 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $233,243,230. At December 31, 2010, net unrealized appreciation was $24,856,842 of which $46,755,905 related to unrealized appreciation of investments and $21,899,063 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	Level 1	Level 2	Total

Common Stock	$245,940,179	$—	$245,940,179
Short-Term	12,159,893	—	12,159,893

Total	$258,100,072	$—	$258,100,072

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

LVIP Templeton Growth Fund–11

LVIP Templeton Growth Fund
Notes to Financial Statements (continued)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$4,242,649	$4,027,612
Long-term capital gain	—	92,950

Total	$4,242,649	$4,120,562

5. Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$252,219,201
Undistributed ordinary income	584,264
Post-October currency losses	(11,107)
Capital loss carryforwards	(18,971,604)
Unrealized appreciation of investments and foreign currencies	24,867,338

Net assets	$258,688,092

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on foreign currency transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated
Investment Income	Net Realized Gain

$(34,526)	$34,526

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $5,328,786 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $18,971,604 expires in 2017.

6. Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	664,720	813,904
Service Class	1,565,956	1,289,406
Shares issued upon reinvestment of dividends and distributions:
Standard Class	94,819	106,911
Service Class	77,214	65,222

	2,402,709	2,275,443

Shares repurchased:
Standard Class	(1,848,222)	(1,412,748)
Service Class	(971,991)	(1,813,540)

	(2,820,213)	(3,226,288)

Net decrease	(417,504)	(950,845)

LVIP Templeton Growth Fund–12

LVIP Templeton Growth Fund
Notes to Financial Statements (continued)

7. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2010.

8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Templeton Growth Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Templeton Growth Fund

We have audited the accompanying statement of net assets of the LVIP Templeton Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Templeton Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Templeton Growth Fund–14

LVIP Templeton Growth Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	12.26%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The Fund intends to pass through foreign tax credits in the maximum amount of $317,504. The gross foreign source income earned by the Fund during the fiscal year ended December 31, 2010 was $5,209,129.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board noted that the investment management fees for the Fund were below the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Templeton Growth Fund–15

LVIP Templeton Growth Fund
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Templeton

In considering the renewal of the sub-advisory agreement between LIAC and Templeton Investment Counsel, LLC (“Templeton”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Templeton under the sub-advisory agreement. The Board reviewed the services provided by Templeton, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Templeton. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average return of its Lipper performance group of global value funds and the MSCI World Net Index. The Board noted the Fund’s performance was within range of the average of the Lipper performance group for the one year, three year and five year periods and concluded that the services provided by Templeton were good.

The Board considered the sub-advisory fee schedule, which contains breakpoints, and compared it to the contractual sub-adviser fees of the Lipper expense group noting that Templeton charged higher fees than the one other sub-advisory fee disclosed in the expense group. The Board considered that LIAC compensates Templeton from its fees and noted that the Fund’s advisory fee was below the average advisory fee of the Lipper expense group and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Templeton, an unaffiliated third party, and that LIAC compensates Templeton from its fees. The Board reviewed materials provided by Templeton as to any additional benefits it receives and noted Templeton’s statement that it does not maintain records of indirect benefits, although Templeton provided soft dollar information, which could benefit clients other than the Fund.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Templeton Growth Fund–16

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Templeton Growth Fund–17

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Templeton Growth Fund–18

LVIP Turner Mid-Cap Growth Fund

LVIP Turner Mid-Cap
Growth Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Turner Mid-Cap Growth Fund

Index

Commentary	1
Disclosure of Fund Expenses	3
Sector Allocation and Top 10 Equity Holdings	4
Statement of Net Assets	5
Statement of Operations	8
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	15
Other Fund Information	16
Officer/Trustee Information	17

LVIP Turner Mid-Cap Growth Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 27.25% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Russell MidCap® Growth Index*, returned 26.38%.

With improving economic conditions and what we feel is a favorable backdrop for companies to grow their earnings, the performance of the Fund was strong on an absolute and relative basis, outpacing the results of the above benchmark. On an absolute basis all nine economic sectors generated strong positive results over the period, led by the Technology and materials/processing sectors. On a relative basis, the technology and materials/processing sectors contributed the most to gains. Conversely, the health care and producer durables sectors detracted from performance relative to the benchmark.

The technology sector contributed nicely to relative results aided by a few holdings which posted double digit gains. The Technology sector was helped by a sustained pickup in IT spending with corporations making good use of excess cash on hand. F5 Networks continued to outperform the rest of the market benefiting from a premium being placed on wireless and data centers. The company is the global leader in application delivery networking. Salesforce.com and NetApp Inc. were two additional portfolio holdings that traded higher over the period. Salesforce.com, a provider of enterprise cloud computing applications and customer relationship management systems (CRMs) has continued to win new business and recently introduced a new social networking site called Chatter, which should provide the company with good growth prospects as it adds attractive features to their already robust system. NetApp, a provider of storage and data management solutions, is similar to F5 Networks in that the company continues to report strong quarterly results despite its exposure to Europe. The data storage industry generally is a stable area of the market as companies will always have a need to store important data. We continue to hold these positions within the Fund.

With favorable commodity market conditions, the materials/processing sector was one of the best performing portfolio sectors in absolute terms. Two holdings that posted strong results during the period were Walter Energy, Inc. and Silver Wheaton Corp. We believe that Walter Energy will experience a ramp up in coal production as the company should see increased usage of metallurgical coal helped by a rebounding steel industry. The metallurgical coal produced by Walter is high-quality coking coal that is scarce globally, which should maximize the company’s earnings power as demand for this commodity increases. Additionally, Walter has established a leadership position in producing metallurgical coal with expectations to produce 20 million tons by 2012 coming off the recent acquisition of Western Coal. While there has been recent volatility in metals and increased silver margin requirements, Silver Wheaton has benefited from historically high silver prices. Instead of operating their own silver mines, Silver Wheaton negotiates agreements with mining companies to buy a portion of their silver production at a fixed rate. In the most recent quarter, the company doubled their prior year earnings and expects to see robust production from its operations with 40 million ounces projected by 2013.

The Fund’s health care holdings could not keep pace with holdings held in the index and detracted from relative results. Although the portfolio holdings produced a healthy gain of approximately 12%, this fell short of the 21% return in the index. Our stake in Intuitive Surgical was the largest detractor to performance for the period. Intuitive Surgical is the maker of the da Vinci robotic surgical device. The company has been under pressure as investors have grown concerned that penetration rates for prostate and hysterectomy surgeries have climbed to the point where investors are beginning to question the sustainability of their earnings growth going forward. We continue to be patient with this holding. The company has a large cash position, which if deployed properly, would be very well received by investors. Additionally, the company is actively pursuing efforts to get the da Vinci device approved for other surgical procedures which would unlock another channel of growth going forward.

Biopharmaceutical company Human Genome Sciences also detracted from performance during the period. The company was impacted as a U.S. advisory panel raised concerns regarding the safety of their drug Benlysta, a treatment for lupus. Although the drug was approved by the FDA, questions were raised by the panel regarding potential side affects that could limit sales of the drug. Benlysta is the first approved treatment for lupus in nearly 50 years but these concerns could limit the appeal of the drug to patients and ultimately the upside for the stock. We have sold the position from the portfolio on this news.

The producer durables sector also detracted from relative returns and the Fund’s overweight position in semiconductor capital equipment holdings impaired results. Portfolio holding Varian Semiconductor Equipment Associates Inc. did beat expectations and provided a solid outlook but it was not enough as the stock traded lower, inline with the overall industry. American Superconductor, the maker of electrical systems for wind farms and turbines, also reported better than expected quarterly results but shares fell as a result of concerns related to excess inventory in China. American Superconductor was sold on March 18, 2010.

We continue to position the Fund to focus on pure growth companies, cyclical opportunities, and companies focused on gaining market share in their respective industries. Pure growth companies, which are a staple of our Fund, would include Wynn Resorts and T. Rowe Price. These companies are looking to grow their earnings through new products and services and are run by dynamic management teams. Cyclical holdings in the portfolio include Whole Foods Market in the consumer staples sector and diesel engine maker Cummins Inc. within the producer durables sector, as we feel these companies will continue to gain from an improving economy. Finally, examples of companies looking to expand on market share within their respective industries include F5 Networks in technology and gaming company WMS Industries Inc. We believe the Fund is well-positioned to benefit from this diversified approach allowing us to take advantage of opportunities in the equity market.

Christopher McHugh
Turner Investments Partners, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Turner Mid-Cap Growth Fund–1

LVIP Turner Mid-Cap Growth Fund
2010 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/01 through 12/31/10

	LVIP Turner
	Mid-Cap Growth	Russell Midcap
	Standard Class	Growth Index
5/1/01	10000.00	10000.00
	8583.00	7984.89
	5870.00	5796.58
	8780.00	8272.44
	9820.00	9552.95
	11025.00	10708.80
	11765.50	11849.90
	14667.90	13203.90
	7436.48	7351.34
	11037.10	10754.40
12/31/10	14044.30	13591.80

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Turner Mid-Cap Growth Fund Standard Class shares on 5/1/01. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,044. For comparison, look at how the Russell Midcap Growth Index did over the same period. The same $10,000 investment would have increased to $13,592. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+27.25%

Five Years	+4.96%

Inception (5/1/01)	+3.58%

Service Class Shares

One Year	+26.94%

Inception (4/30/07)	+2.56%

*	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Turner Mid-Cap Growth Fund–2

LVIP Turner Mid-Cap Growth Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,335.90	1.02%	$6.01
Service Class Shares	1,000.00	1,334.20	1.27%	7.47

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.06	1.02%	$5.19
Service Class Shares	1,000.00	1,018.80	1.27%	6.46

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Turner Mid-Cap Growth Fund–3

LVIP Turner Mid-Cap Growth Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	93.59%

Aerospace & Defense	1.16%
Airlines	1.25%
Auto Components	1.25%
Beverages	0.47%
Biotechnology	2.57%
Capital Markets	2.69%
Chemicals	2.54%
Commercial Banks	0.90%
Commercial Services & Supplies	0.71%
Communications Equipment	6.98%
Computers & Peripherals	3.15%
Consumer Finance	0.66%
Diversified Financial Services	1.90%
Electrical Equipment	0.45%
Energy Equipment & Services	0.96%
Food & Staples Retailing	1.34%
Food Products	0.85%
Gas Utilities	0.58%
Health Care Equipment & Supplies	2.47%
Health Care Providers & Services	4.04%
Hotels, Restaurants & Leisure	6.13%
Household Durables	0.70%
Industrial Conglomerates	1.94%
Insurance	1.29%
Internet & Catalog Retail	1.13%
Internet Software & Services	1.80%
IT Services	1.39%
Life Sciences Tools & Services	0.85%
Machinery	4.45%
Media	1.32%
Metals & Mining	3.27%
Multiline Retail	1.33%
Oil, Gas & Consumable Fuels	4.70%
Personal Products	1.08%
Pharmaceuticals	1.27%
Real Estate Management & Development	1.07%
Road & Rail	0.73%
Semiconductors & Semiconductor Equipment	10.32%
Software	3.03%
Specialty Retail	3.44%
Textiles, Apparel & Luxury Goods	1.55%
Trading Companies & Distributors	1.71%
Wireless Telecommunication Services	2.17%

Short-Term Investment	6.25%

Total Value of Securities	99.84%

Receivables and Other Assets Net of Liabilities	0.16%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

F5 Networks	2.99%
Starwood Hotels & Resorts Worldwide	2.38%
Cummins	2.23%
salesforce.com	2.01%
Walter Industries	1.94%
Varian Semiconductor Equipment Associates	1.61%
T. Rowe Price Group	1.61%
CF Industries Holdings	1.59%
SanDisk	1.58%
NetApp	1.57%

Total	19.51%

LVIP Turner Mid-Cap Growth Fund–4

LVIP Turner Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–93.59%
	Aerospace & Defense–1.16%
	Goodrich	6,680	$588,308

			588,308

	Airlines–1.25%
†	Continental Airlines Class B	26,558	632,612

			632,612

	Auto Components–1.25%
†	Borg Warner	8,730	631,703

			631,703

	Beverages–0.47%
†	Hansen Natural	4,550	237,874

			237,874

	Biotechnology–2.57%
†	Alexion Pharmaceuticals	8,100	652,456
†	ONYX Pharmaceuticals	6,430	237,074
†	United Therapeutics	6,570	415,355

			1,304,885

	Capital Markets–2.69%
	Invesco	22,890	550,733
	T. Rowe Price Group	12,620	814,495

			1,365,228

	Chemicals–2.54%
	CF Industries Holdings	5,950	804,143
†	LyondellBasell Industries	14,060	483,664

			1,287,807

	Commercial Banks–0.90%
	M&T Bank	5,250	457,013

			457,013

	Commercial Services & Supplies–0.71%
	Manpower	5,770	362,125

			362,125

	Communications Equipment–6.98%
†	Acme Packet	6,600	350,856
†	Aruba Networks	23,240	485,251
†	F5 Networks	11,670	1,518,966
†	Finisar	11,240	333,716
†	Juniper Networks	9,580	353,694
†	LogMeIn	7,320	324,569
†	Riverbed Technology	4,940	173,740

			3,540,792

	Computers & Peripherals–3.15%
†	NetApp	14,460	794,722
†	SanDisk	16,070	801,250

			1,595,972

	Consumer Finance–0.66%
	Discover Financial Services	18,030	334,096

			334,096

	Diversified Financial Services–1.90%
†	IntercontinentalExchange	5,000	595,750
†	MSCI Class A	9,440	367,782

			963,532

	Electrical Equipment–0.45%
†	First Solar	1,760	229,046

			229,046

	Energy Equipment & Services–0.96%
†	Cameron International	9,630	488,530

			488,530

	Food & Staples Retailing–1.34%
	Whole Foods Market	13,460	680,941

			680,941

	Food Products–0.85%
†	Green Mountain Coffee Roasters	13,040	428,494

			428,494

	Gas Utilities–0.58%
	Questar	16,980	295,622

			295,622

	Health Care Equipment & Supplies–2.47%
†	Hospira	6,970	388,159
†	Intuitive Surgical	1,470	378,893
†	Varian Medical Systems	7,040	487,731

			1,254,783

	Health Care Providers & Services–4.04%
†	AMERIGROUP	7,390	324,569
	AmerisourceBergen	16,330	557,180
†	Emergency Medical Services	4,650	300,437
†	Laboratory Corporation of America Holdings	3,330	292,774
	Universal Health Services Class B	13,260	575,748

			2,050,708

	Hotels, Restaurants & Leisure–6.13%
	Darden Restaurants	6,020	279,569
†	Royal Caribbean Cruises	10,200	479,400
	Starwood Hotels & Resorts Worldwide	19,870	1,207,698
†	WMS Industries	12,955	586,084
	Wynn Resorts	5,350	555,544

			3,108,295

	Household Durables–0.70%
†	Tempur-Pedic International	8,870	355,332

			355,332

LVIP Turner Mid-Cap Growth Fund–5

LVIP Turner Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)

	Industrial Conglomerates–1.94%
	Walter Industries	7,700	$984,368

			984,368

	Insurance–1.29%
	Aon	7,100	326,671
	Unum Group	13,440	325,517

			652,188

	Internet & Catalog Retail–1.13%
†	priceline.com	1,430	571,357

			571,357

	Internet Software & Services–1.80%
†	Akamai Technologies	6,010	282,771
†	MercadoLibre	3,320	221,278
†	Open Table	1,400	98,672
†	VeriSign	9,460	309,058

			911,779

	IT Services–1.39%
†	Fortinet	8,910	288,239
†	Verifone Systems	10,750	414,520

			702,759

	Life Sciences Tools & Services–0.85%
†	Charles River Laboratories International	5,370	190,850
†	Illumina	3,810	241,325

			432,175

	Machinery–4.45%
	Cummins	10,260	1,128,702
	Joy Global	8,490	736,508
	Parker Hannifin	4,530	390,939

			2,256,149

	Media–1.32%
†	Interpublic Group	63,060	669,697

			669,697

	Metals & Mining–3.27%
	Cliffs Natural Resources	8,900	694,289
†	Silver Wheaton	8,820	344,333
	United States Steel	10,600	619,252

			1,657,874

	Multiline Retail–1.33%
	Nordstrom	15,920	674,690

			674,690

	Oil, Gas & Consumable Fuels–4.70%
†	Alpha Natural Resources	8,220	493,447
	Cimarex Energy	5,950	526,754
†	Concho Resources	6,990	612,813
	QEP Resources	10,440	379,076
†	Whiting Petroleum	3,160	370,320

			2,382,410

	Personal Products–1.08%
	Mead Johnson Nutrition	8,820	549,045

			549,045

	Pharmaceuticals–1.27%
	Valeant Pharmaceuticals International	11,030	312,039
†	Watson Pharmaceuticals	6,390	330,043

			642,082

	Real Estate Management & Development–1.07%
†	CB Richard Ellis Group Class A	26,530	543,334

			543,334

	Road & Rail–0.73%
	Canadian Pacific Railway	5,710	370,065

			370,065

	Semiconductors & Semiconductor Equipment–10.32%
†	Aeroflex Holding	16,980	279,321
	ASML Holding	16,400	628,776
†	Atheros Communications	17,980	645,842
	Broadcom Class A	13,260	577,473
†	Cree	3,970	261,583
†	Cypress Semiconductor	38,760	720,161
†	Lam Research	14,980	775,664
†	NetLogic Microsystems	16,840	528,944
†	Varian Semiconductor Equipment Associates	22,137	818,404

			5,236,168

	Software–3.03%
†	salesforce.com	7,710	1,017,720
†	SuccessFactors	17,990	520,990

			1,538,710

	Specialty Retail–3.44%
	Abercrombie & Fitch Class A	10,850	625,286
†	Dick’s Sporting Goods	11,510	431,625
	Guess	14,580	689,925

			1,746,836

	Textiles, Apparel & Luxury Goods–1.55%
	Coach	14,250	788,168

			788,168

	Trading Companies & Distributors–1.71%
	Fastenal	10,310	617,672
†	WESCO International	4,700	248,160

			865,832

	Wireless Telecommunication Services–2.17%
†	Crown Castle International	15,720	689,007

LVIP Turner Mid-Cap Growth Fund–6

LVIP Turner Mid-Cap Growth Fund
Statement of Net Assets (continued)

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK (continued)
	Wireless Telecommunication Services (continued)

†	NII Holdings	9,260	$413,552

			1,102,559

	Total Common Stock (Cost $34,670,594)		47,471,943

	SHORT-TERM INVESTMENT–6.25%
	Money Market Mutual Fund–6.25%
	Dreyfus Treasury & Agency Cash Management Fund	3,167,379	3,167,379

	Total Short-Term Investment (Cost $3,167,379)		3,167,379

TOTAL VALUE OF SECURITIES–99.84% (Cost $37,837,973)	50,639,322

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	81,655

NET ASSETS APPLICABLE TO 4,520,539 SHARES OUTSTANDING–100.00%	$50,720,977

NET ASSET VALUE–LVIP TURNER MID-CAP GROWTH FUND STANDARD CLASS ($19,493,890 / 1,726,922 Shares)	$11.288

NET ASSET VALUE–LVIP TURNER MID-CAP GROWTH FUND SERVICE CLASS ($31,227,087 / 2,793,617 Shares)	$11.178

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$46,388,908
Accumulated net realized loss on investments	(8,469,279)
Net unrealized appreciation of investments	12,801,348

Total net assets	$50,720,977

†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

LVIP Turner Mid-Cap Growth Fund–7

LVIP Turner Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$285,836
Interest	82
Foreign tax withheld	(3,493)

282,425

EXPENSES:
Management fees	317,530
Distribution expenses-Service Class	49,257
Reports and statements to shareholders	21,852
Professional fees	19,089
Accounting and administration expenses	16,232
Custodian fees	2,142
Trustees’ fees	1,031
Pricing fees	660
Other	3,668

431,461
Less expenses waived/reimbursed	(30,443)

Total operating expenses	401,018

NET INVESTMENT LOSS	(118,593)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	3,297,525
Foreign currencies	8

Net realized gain	3,297,533
Net change in unrealized appreciation/depreciation of investments	5,898,057

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,195,590

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,076,997

See accompanying notes, which are an integral part of the financial statements.

LVIP Turner Mid-Cap Growth Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(118,593)	$(94,144)
Net realized gain (loss) on investments	3,297,533	(2,388,057)
Net change in unrealized appreciation/depreciation of investments	5,898,057	12,825,256

Net increase in net assets resulting from operations	9,076,997	10,343,055

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,006,490	3,540,692
Service Class	16,389,756	7,321,629

	22,396,246	10,862,321

Cost of shares repurchased:
Standard Class	(5,854,643)	(2,904,628)
Service Class	(6,688,700)	(7,518,087)

	(12,543,343)	(10,422,715)

Increase in net assets derived from capital share transactions	9,852,903	439,606

NET INCREASE IN NET ASSETS	18,929,900	10,782,661
NET ASSETS:
Beginning of year	31,791,077	21,008,416

End of year (there was no undistributed net investment income at either year end)	$50,720,977	$31,791,077

See accompanying notes, which are an integral part of the financial statements.

LVIP Turner Mid-Cap Growth Fund–8

LVIP Turner Mid-Cap Growth Fund
Financial Highlights1

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Turner Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/10		12/31/09		12/31/08	12/31/07		12/31/06

Net asset value, beginning of period	$8.871		$5.977		$14.126	$11.330		$11.025

Income (loss) from investment operations:
Net investment loss[2]	(0.018)		(0.017)		(0.034)	(0.042)		(0.018)
Net realized and unrealized gain (loss) on investments	2.435		2.911		(6.136)	2.838		0.778

Total from investment operations	2.417		2.894		(6.170)	2.796		0.760

Less dividends and distributions from:
Net realized gain on investments	—		—		(1.979)	—		(0.455)

Total dividends and distributions	—		—		(1.979)	—		(0.455)

Net asset value, end of period	$11.288		$8.871		$5.977	$14.126		$11.330

Total return[3]	27.25%		48.42%		(49.29% )	24.68%		6.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,494		$15,381		$9,920	$21,354		$26,072
Ratio of expenses to average net assets	0.98%		0.98%		0.98%	0.99%		1.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.06%		1.08%		1.07%	1.06%		1.07%
Ratio of net investment loss to average net assets	(0.19%	)	(0.24%	)	(0.33% )	(0.33%	)	(0.16% )
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.27%	)	(0.34%	)	(0.42% )	(0.40%	)	(0.16% )
Portfolio turnover	103%		102%		179%	199%		156%

[1]	Effective April 30, 2007, the Jefferson Pilot Variable Fund, Inc. Mid-Cap Growth Portfolio (the JPVF Fund) was reorganized into the Fund. The financial highlights for the periods prior to April 30, 2007 reflect the performance of the JPVF Fund.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Turner Mid-Cap Growth Fund–9

LVIP Turner Mid-Cap Growth Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Turner Mid-Cap Growth Fund Service Class
						4/30/07[1]
	Year Ended					to
	12/31/10		12/31/09		12/31/08	12/31/07

Net asset value, beginning of period	$8.806		$5.948		$14.102	$12.216

Income (loss) from investment operations:
Net investment loss[2]	(0.042)		(0.034)		(0.059)	(0.039)
Net realized and unrealized gain (loss) on investments	2.414		2.892		(6.116)	1.925

Total from investment operations	2.372		2.858		(6.175)	1.886

Less dividends and distributions from:
Net realized gain on investments	—		—		(1.979)	—

Total dividends and distributions	—		—		(1.979)	—

Net asset value, end of period	$11.178		$8.806		$5.948	$14.102

Total return[3]	26.94%		48.05%		(49.42% )	15.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,227		$16,410		$11,088	$13,264
Ratio of expenses to average net assets	1.23%		1.23%		1.23%	1.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.31%		1.33%		1.32%	1.33%
Ratio of net investment loss to average net assets	(0.44%	)	(0.49%	)	(0.58% )	(0.43% )
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed and expense paid indirectly	(0.52%	)	(0.59%	)	(0.67% )	(0.55% )
Portfolio turnover	103%		102%		179%	199%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

LVIP Turner Mid-Cap Growth Fund–10

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2010
Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Turner Mid-Cap Growth Fund (Fund). The financial statements of the other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek capital appreciation.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $7,846 for the year ended December 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

LVIP Turner Mid-Cap Growth Fund–11

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $25 million of the average daily net assets of the Fund; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of average daily net assets in excess of $250 million. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.10% of the first $25 million of average daily net assets of the Fund; and 0.05% of the next $50 million. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

LIAC has contractually agreed to waive its fee and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding distribution fees) exceed 1.02% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

Turner Investment Partner, Inc (Sub-Advisor) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor an annual rate of 0.50% of the first $150 million of the Fund’s average daily net assets; and 0.45% of the Fund’s average daily net assets in excess of $150 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $2,206 and $561, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net asset of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$32,609
Distribution fees payable to LFD	6,197

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3. Investments
For the year ended December 31, 2010, the Fund made purchases of $43,051,644 and sales of $35,676,054 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $37,966,246. At December 31, 2010, net unrealized appreciation was $12,673,076, of which $12,887,991 related to unrealized appreciation of investments and $214,915 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

LVIP Turner Mid-Cap Growth Fund–12

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

Level 1

Common Stock	$47,471,943
Short-Term Investment	3,167,379

Total	$50,639,322

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not includes transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2010 and 2009.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$46,388,908
Capital loss carryforwards	(8,341,006)
Unrealized appreciation of investments	12,673,075

Net assets	$50,720,977

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and net operations losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Accumulated Net	Accumulated Net	Paid-in
Investment Loss	Realized Gain	Capital

$118,593	$(8)	$(118,585)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,127,004 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $2,916,569 expires in 2016 and $5,424,437 expires in 2017.

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	622,987	501,788
Service Class	1,641,274	1,059,849

	2,264,261	1,561,637

Shares repurchased:
Standard Class	(629,974)	(427,642)
Service Class	(711,080)	(1,060,699)

	(1,341,054)	(1,488,341)

Net increase	923,207	73,296

LVIP Turner Mid-Cap Growth Fund–13

LVIP Turner Mid-Cap Growth Fund
Notes to Financial Statements (continued)

7.	Market Risk
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

8.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Turner Mid-Cap Growth Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Turner Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP Turner Mid-Cap Growth Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Turner Mid-Cap Growth Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Turner Mid-Cap Growth Fund–15

LVIP Turner Mid-Cap Growth Fund
Other Fund Information

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisers Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund through April 30, 2011. The Board noted that although the investment management fee was above the average of the Lipper expense group, that total expenses after giving effect to the expense limitation in place for the period were within an acceptable range of the net expense ratios of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation and the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation and an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Turner

In considering the renewal of the sub-advisory agreement between LIAC and Turner Investment Partners, Inc. (“Turner”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Turner under the sub-advisory agreement. The Board reviewed the services provided by Turner, the background of the

LVIP Turner Mid-Cap Growth Fund–16

LVIP Turner Mid-Cap Growth Fund
Other Fund Information (continued)

Approval of Sub-Advisory Agreement with Turner (continued)

investment team servicing the Fund, and the reputation, resources and investment approach of Turner. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance and regulatory matters.

The Board reviewed the Fund’s return compared to the average of its Lipper performance group of mid-cap growth funds and the Russell Mid-Cap Growth Index. The Board noted that the Fund’s performance had improved considerably compared to the prior year, noting that the one year return was above the average and that three year and five year returns were within range of the average of the Lipper performance group. The Board noted Fund management’s statement that the sub-adviser’s aggressive growth strategy can lead to volatile results relative to peers. On this basis, the Board concluded that the services provided by Turner were acceptable.

The Board considered the sub-advisory fee schedule, which contains breakpoints, as compared to the fee rates charged to other registered funds sub-advised by Turner and the advisory fee rate charged private clients, noting that the Fund’s sub-advisory fee was lower. The Board noted that the fee was within range of the contractual sub-adviser fees of the Lipper expense group and concluded that the sub-advisory fee was reasonable.

With respect to profitability, the Board considered estimated profitability information provided by Turner regarding Turner’s estimated profitability from providing sub-advisory services to the Fund, and that the sub-advisory fee schedule was negotiated at arm’s length between LIAC and Turner, an unaffiliated third party, and that LIAC compensates Turner from its fees. The Board concluded that estimated profitability was not unreasonable. The Board reviewed materials provided by Turner as to any additional benefits it receives and noted that Turner has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of Turner.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Turner Mid-Cap Growth Fund–17

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Turner Mid-Cap Growth Fund–18

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Turner Mid-Cap Growth Fund–19

LVIP Wells Fargo Intrinsic Value Fund

LVIP Wells Fargo Intrinsic Value Fund

a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Wells Fargo Intrinsic Value Fund

Index

Commentary	1
Disclosure of Fund Expenses	2
Sector Allocation and Top 10 Equity Holdings	3
Statement of Net Assets	4
Statement of Operations	6
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	13
Other Fund Information	14
Officer/Trustee Information	16

LVIP Wells Fargo Intrinsic Value Fund
2010 Annual Report Commentary

Managed by:

The Fund returned 17.93% (Standard class shares with distributions reinvested) for the year ended December 31, 2010, while its benchmark, the Russell 1000® Value Index* returned 15.51%.

We witnessed a dichotomy of markets in 2010: the first half of the year was marked by investors’ concerns over the European debt crisis and a slowing U.S. economy, while the second half benefited from the European Union (EU) and the International Monetary Fund’s (IMF) aid to Ireland, further quantitative easing by the Federal Reserve and a late-year extension of the current tax rates. After the dust settled, equity markets had advanced for the second consecutive year following the financial crisis, and at year end, the S&P 500 Index was trading 84.03% above its March 2009 low. During the 12 months ended December 31, 2010, the LVIP Wells Fargo Intrinsic Value Fund soundly outperformed the Russell 1000 Value Index.

As measured by the Russell U.S. indices, small caps outperformed their mid cap counterparts during the last year, while large companies trailed the pack. When viewed by style, growth outperformed value stocks across all capitalization ranges for the year. Both of these factors were to the detriment of the large cap-focused, value-oriented Fund.

Stock selection in the information technology, energy and industrials sectors added the most value during this period. The top contributors to relative return were Apple, Inc. and Intuit, Inc. in information technology; Questar Corp. in energy; and Deere & Co. in industrials. Detracting from performance in 2010 was security selection in the consumer staples, materials and financials sectors. However, both a sizable overweight in consumer staples and a significant underweight in the underperforming financials sector partially offset weak stock selection in each sector. (Sector weights are a by-product of our bottom-up investment process and not the result of top-down sector bets.) L’Oreal Co. detracted value from consumer staples, while Air Products and Chemicals, Inc. subtracted value from the materials sector. Both positions were sold during the third quarter of 2010 in favor of more attractive investment opportunities. Within financials, Banco Santander, S.A. detracted the most value during this period. We added to this position on weakness during the second quarter of 2010.

Equity prices have experienced a strong upward move over the past two years. Even with this move, we have been able to identify companies that exhibit high-quality characteristics, sell below our estimates of intrinsic value and possess identifiable catalysts to help close the valuation gap between the current stock price and our intrinsic value estimate in the coming years. As of December 31, 2010, the stocks in the Fund were selling at an average 24% discount to our estimates of their intrinsic values, representing an average potential gain of approximately 35% over our three- to five-year investment horizon. Keeping macroeconomic observations in mind, it is MetWest Capital’s objective to identify companies that transcend the economic environment and prosper via their own internal strategies in whatever economic scenario should arise. We continue to believe that the current global economic environment favors our research-intensive investment process, which should enable us to continue to add value for shareholders over a complete market cycle.

Gary W. Lisenbee, Portfolio Manager and Team Lead
Wells Capital Management

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/00 through 12/31/10

	LVIP Wells
	Fargo Intrinsic
	Value Fund	Russell 1000
	Standard Class	Value Index
12/31/00	10000	10000
	9266	9441
	7814	7975
	10341	10370
	11351	12081
	11861	12933
	13198	15810
	13772	15783
	8495	9967
	10474	11930
12/31/10	12352	13779

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wells Fargo Intrinsic Value Fund Standard Class shares on 12/31/00. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,352. For comparison, look at how the Russell 1000 Value Index did over the same period. The same $10,000 investment would have increased to $13,779. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+17.93%

Five Years	+0.82%

Ten Years	+2.14%

Service Class Shares

One Year	+17.64%

Five Years	+0.56%

Inception (5/19/04)	+3.14%

*	The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forcasted growth values.

Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR), replaced FMR as the Fund’s sub-adviser.

Commencing October 1, 2009, Metropolitan West Capital Management, LLC, (MetWest Capital) replaced Pyramis Global Advisors, LLC, as the Fund’s sub-advisor. MetWest Capital is a subsidiary of Wells Fargo and Company (Wells Fargo) and is majority owned by and operates within the Evergreen Investments unit of Wells Capital Management (the asset management division of Wells Fargo). MetWest Capital is minority owned by its founding partners.

LVIP Wells Fargo Intrinsic Value Fund–1

LVIP Wells Fargo Intrinsic Value Fund

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,217.60	0.77%	$4.30
Service Class Shares	1,000.00	1,216.10	1.02%	5.70

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.32	0.77%	$3.92
Service Class Shares	1,000.00	1,020.06	1.02%	5.19

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wells Fargo Intrinsic Value Fund–2

LVIP Wells Fargo Intrinsic Value Fund

Sector Allocation and Top 10 Equity Holdings
As of December 31, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets

Common Stock	93.26%

Aerospace & Defense	4.63%
Beverages	2.31%
Capital Markets	1.27%
Chemicals	2.62%
Commercial Banks	9.22%
Computers & Peripherals	9.15%
Diversified Financial Services	4.29%
Energy Equipment & Services	1.71%
Food & Staples Retailing	1.71%
Food Products	8.40%
Gas Utilities	0.92%
Health Care Equipment & Supplies	4.90%
Internet Software & Services	2.63%
Machinery	5.35%
Media	2.52%
Multiline Retail	2.87%
Multi-Utilities	2.60%
Oil, Gas & Consumable Fuels	6.68%
Pharmaceuticals	3.92%
Semiconductors & Semiconductor Equipment	2.51%
Software	5.66%
Specialty Retail	2.64%
Textiles, Apparel & Luxury Goods	2.67%
Wireless Telecommunication Services	2.08%

Short-Term Investment	6.75%

Total Value of Securities	100.01%

Liabilities Net of Receivables and Other Assets	(0.01%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets

International Business Machines	3.43%
Oracle	3.31%
EMC	3.10%
Deere	2.89%
ConocoPhillips	2.76%
Polo Ralph Lauren	2.67%
Home Depot	2.64%
eBay	2.63%
Dow Chemical	2.62%
Apple	2.62%

Total	28.67%

LVIP Wells Fargo Intrinsic Value Fund–3

LVIP Wells Fargo Intrinsic Value Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	COMMON STOCK–93.26%
	Aerospace & Defense–4.63%
	Boeing	144,000	$9,397,440
	Northrop Grumman	163,000	10,559,140

			19,956,580

	Beverages–2.31%
	Diageo ADR	134,000	9,960,220

			9,960,220

	Capital Markets–1.27%
	Northern Trust	5,510	305,309
	Schwab (Charles)	301,900	5,165,509

			5,470,818

	Chemicals–2.62%
	Dow Chemical	331,000	11,300,340

			11,300,340

	Commercial Banks–9.22%
	Banco Santander ADR	849,756	9,049,901
	East West Bancorp	285,000	5,571,750
	M&T Bank	114,000	9,923,700
	Mitsubishi UFJ Financial Group ADR	1,500,000	8,115,000
	Zions Bancorp	294,550	7,136,947

			39,797,298

	Computers & Peripherals–9.15%
†	Apple	35,000	11,289,600
†	EMC	584,000	13,373,600
	International Business Machines	101,000	14,822,760

			39,485,960

	Diversified Financial Services–4.29%
	Bank of America	580,000	7,737,200
	JPMorgan Chase	254,000	10,774,680

			18,511,880

	Energy Equipment & Services–1.71%
†	Weatherford International	324,000	7,387,200

			7,387,200

	Food & Staples Retailing–1.71%
	Safeway	329,000	7,399,210

			7,399,210

	Food Products–8.40%
	ConAgra Foods	422,000	9,528,760
	Heinz (H.J.)	196,000	9,694,160
	Hershey	185,000	8,722,750
	Unilever	265,000	8,321,000

			36,266,670

	Gas Utilities–0.92%
	Questar	228,410	3,976,618

			3,976,618

	Health Care Equipment & Supplies–4.90%
	Baxter International	200,900	10,169,558
†	Hospira	197,000	10,970,930

			21,140,488

	Internet Software & Services–2.63%
†	eBay	408,000	11,354,640

			11,354,640

	Machinery–5.35%
	Deere	150,000	12,457,500
	SPX	149,000	10,652,010

			23,109,510

	Media–2.52%
	Time Warner	338,000	10,873,460

			10,873,460

	Multiline Retail–2.87%
	Nordstrom	135,920	5,760,290
	Penney (J.C.)	205,500	6,639,705

			12,399,995

	Multi-Utilities–2.60%
	Dominion Resources	69,400	2,964,768
	NextEra Energy	159,000	8,266,410

			11,231,178

	Oil, Gas & Consumable Fuels–6.68%
	ConocoPhillips	175,000	11,917,500
	Hess	137,000	10,485,980
	QEP Resources	177,500	6,445,025

			28,848,505

	Pharmaceuticals–3.92%
	Abbott Laboratories	186,000	8,911,260
	Lilly (Eli)	228,500	8,006,640

			16,917,900

	Semiconductors & Semiconductor Equipment–2.51%
	Texas Instruments	333,000	10,822,500

			10,822,500

	Software–5.66%
†	Intuit	205,000	10,106,500
	Oracle	457,000	14,304,100

			24,410,600

LVIP Wells Fargo Intrinsic Value Fund–4

LVIP Wells Fargo Intrinsic Value Fund
Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)

Specialty Retail–2.64%
Home Depot	325,000	$11,394,500

		11,394,500

Textiles, Apparel & Luxury Goods–2.67%
Polo Ralph Lauren	104,000	11,535,680

		11,535,680

Wireless Telecommunication Services–2.08%
Vodafone Group ADR	339,000	8,959,770

		8,959,770

Total Common Stock (Cost $320,300,979)		402,511,520

SHORT-TERM INVESTMENT–6.75%
Money Market Mutual Fund–6.75%
Dreyfus Treasury & Agency Cash Management Fund	29,145,215	29,145,215

Total Short-Term Investment (Cost $29,145,215)		29,145,215

TOTAL VALUE OF SECURITIES–100.01% (Cost $349,446,194)	431,656,735

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.01%)	(41,290)

NET ASSETS APPLICABLE TO 32,302,530 SHARES OUTSTANDING–100.00%	$431,615,445

NET ASSET VALUE–LVIP WELLS FARGO INTRINSIC VALUE FUND STANDARD CLASS ($396,596,700 / 29,678,977 Shares)	$13.363

NET ASSET VALUE–LVIP WELLS FARGO INTRINSIC VALUE FUND SERVICE CLASS ($35,018,745 / 2,623,553 Shares)	$13.348

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$489,756,031
Undistributed net investment income	1,071,529
Accumulated net realized loss on investments	(141,422,656)
Net unrealized appreciation of investments	82,210,541

Total net assets	$431,615,445

†	Non income producing security.

ADR–American Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

LVIP Wells Fargo Intrinsic Value Fund–5

LVIP Wells Fargo Intrinsic Value Fund
Statement of Operations
Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$8,292,369
Interest	739
Foreign tax withheld	(117,748)

8,175,360

EXPENSES:
Management fees	2,952,800
Accounting and administration expenses	181,181
Reports and statements to shareholders	119,575
Distribution expenses-Service Class	78,425
Professional fees	31,272
Trustees’ fees	12,346
Custodian fees	5,753
Pricing fees	1,114
Other	15,508

3,397,974
Less expenses waived/reimbursed	(189,965)

Total operating expenses	3,208,009

NET INVESTMENT INCOME	4,967,351

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	13,932,792
Net change in unrealized appreciation/depreciation of investments	47,129,904

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	61,062,696

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,030,047

See accompanying notes, which are integral part of the financial statements.

LVIP Wells Fargo Intrinsic Value Fund
Statements of Changes in Net Assets

	Year Ended
	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,967,351	$5,055,386
Net realized gain (loss) on investments	13,932,792	(18,820,321)
Net change in unrealized appreciation/depreciation of investments	47,129,904	86,041,624

Net increase in net assets resulting from operations	66,030,047	72,276,689

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,666,773)	(3,669,949)
Service Class	(242,080)	(283,284)

	(3,908,853)	(3,953,233)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	35,140,153	5,075,572
Service Class	7,717,295	11,037,850
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,666,773	3,669,949
Service Class	242,080	283,284

	46,766,301	20,066,655

Cost of shares repurchased:
Standard Class	(49,812,577)	(48,320,393)
Service Class	(11,010,014)	(11,070,546)

	(60,822,591)	(59,390,939)

Decrease in net assets derived from capital share transactions	(14,056,290)	(39,324,284)

NET INCREASE IN NET ASSETS	48,064,904	28,999,172
NET ASSETS:
Beginning of year	383,550,541	354,551,369

End of year (including undistributed net investment income of $1,071,529 and $1,102,153, respectively)	$431,615,445	$383,550,541

See accompanying notes, which are integral part of the financial statements.

LVIP Wells Fargo Intrinsic Value Fund–6

LVIP Wells Fargo Intrinsic Value Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wells Fargo Intrinsic Value Fund Standard Class
	Year Ended
	12/31/10	12/31/09[1]	12/31/08	12/31/07	12/31/06[2]

Net asset value, beginning of period	$11.440	$9.378	$16.970	$18.231	$17.994

Income (loss) from investment operations:
Net investment income[3]	0.155	0.145	0.247	0.241	0.221
Net realized and unrealized gain (loss) on investments	1.893	2.037	(6.425)	0.496	1.720

Total from investment operations	2.048	2.182	(6.178)	0.737	1.941

Less dividends and distributions from:
Net investment income	(0.125)	(0.120)	(0.201)	(0.211)	(0.205)
Net realized gain on investments	—	—	(1.213)	(1.787)	(1.499)

Total dividends and distributions	(0.125)	(0.120)	(1.414)	(1.998)	(1.704)

Net asset value, end of period	$13.363	$11.440	$9.378	$16.970	$18.231

Total return[4]	17.93%	23.30%	(38.32% )	4.36%	11.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$396,596	$350,348	$328,023	$639,956	$738,199
Ratio of expenses to average net assets	0.79%	0.80%	0.77%	0.74%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.84%	0.84%	0.82%	0.81%	0.80%
Ratio of net investment income to average net assets	1.28%	1.51%	1.83%	1.31%	1.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.23%	1.47%	1.78%	1.24%	1.13%
Portfolio turnover	19%	222%	191%	141%	199%

[1]	Commencing October 1, 2009, Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, replaced Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, as the Fund’s sub-advisor.

[2]	Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, replaced FMR LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are integral part of the financial statements.

LVIP Wells Fargo Intrinsic Value Fund–7

LVIP Wells Fargo Intrinsic Value Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wells Fargo Intrinsic Value Fund Service Class
	Year Ended
	12/31/10	12/31/09[1]	12/31/08	12/31/07	12/31/06[2]

Net asset value, beginning of period	$11.429	$9.372	$16.948	$18.214	$17.980

Income (loss) from investment operations:
Net investment income[3]	0.125	0.121	0.214	0.195	0.177
Net realized and unrealized gain (loss) on investments	1.889	2.032	(6.409)	0.496	1.717

Total from investment operations	2.014	2.153	(6.195)	0.691	1.894

Less dividends and distributions from:
Net investment income	(0.095)	(0.096)	(0.168)	(0.170)	(0.161)
Net realized gain on investments	—	—	(1.213)	(1.787)	(1.499)

Total dividends and distributions	(0.095)	(0.096)	(1.381)	(1.957)	(1.660)

Net asset value, end of period	$13.348	$11.429	$9.372	$16.948	$18.214

Total return[4]	17.64%	23.00%	(38.48% )	4.10%	11.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,019	$33,203	$26,528	$29,583	$19,980
Ratio of expenses to average net assets	1.04%	1.05%	1.02%	0.99%	0.94%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.09%	1.09%	1.07%	1.06%	1.05%
Ratio of net investment income to average net assets	1.03%	1.26%	1.58%	1.06%	0.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.98%	1.22%	1.53%	0.99%	0.88%
Portfolio turnover	19%	222%	191%	141%	199%

[1]	Commencing October 1, 2009, Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, replaced Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, as the Fund’s sub-advisor.

[2]	Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company, LLC, replaced FMR LLC as the Fund’s sub-advisor.

[3]	The average shares outstanding method has been applied for per share information.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are integral part of the financial statements.

LVIP Wells Fargo Intrinsic Value Fund–8

LVIP Wells Fargo Intrinsic Value Fund
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Wells Fargo Intrinsic Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $48,659 for the year ended December 31, 2010. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (LIAC) is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisor, and provides certain administrative services to the Fund. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund and 0.70% of the average daily net assets of the Fund in excess of $500 million.

LVIP Wells Fargo Intrinsic Value Fund–9

LVIP Wells Fargo Intrinsic Value Fund
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.03% on the first $250 million of average daily net assets of the Fund; 0.08% on the next $500 million; and 0.13% of average daily net assets in excess of $750 million. This agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

Metropolitan West Capital Management, LLC (Sub-Advisor), a subsidiary of Wells Fargo & Company, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisor at an annual rate of 0.40% on the first $250 million of the Fund’s average daily net assets and 0.35% of the average daily net assets of the Fund in excess of $250 million.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Fund. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services provided by Lincoln Life, such as legal and corporate secretary services are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted to $25,047 and $8,554, respectively. Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of the Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2010, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$252,947
Distribution fees payable to LFD	7,253

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

3.	Investments
For the year ended December 31, 2010, the Fund made purchases of $71,559,140 and sales of $103,766,224 of investment securities other than short-term investments.

At December 31, 2010, the cost of investments for federal income tax purposes was $354,599,544. At December 31, 2010, net unrealized appreciation was $77,057,191, of which $86,731,667 related to unrealized appreciation of investments and $9,674,476 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

Level 1

Common Stock	$402,511,520
Short-Term Investment	29,145,215

Total	$431,656,735

LVIP Wells Fargo Intrinsic Value Fund–10

LVIP Wells Fargo Intrinsic Value Fund
Notes to Financial Statements (continued)

3.	Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common	Preferred
	Stock	Stock	Total

Balance as of 12/31/09	$1,932,340	$3,687,833	$5,620,173
Transfer out of Level 3	(1,105,582)	(2,110,000)	(3,215,582)
Sales	(15)	—	(15)
Net realized gain	5	—	5
Net change in unrealized appreciation/depreciation	(826,748)	(1,577,833)	(2,404,581)

Balance as of 12/31/10	$—	$—	$—

During the year ended December 31, 2010, transfers out of Level 3 investments into Level 2 investments were made in the amount of $3,215,582 for the Fund. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the year ended December 31, 2010, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Ordinary income	$3,908,853	$3,953,233

In addition, the Fund declared an ordinary income consent dividend of $1,089,122 for the year ended December 31, 2009. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010 the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$489,756,031
Undistributed ordinary income	1,071,529
Capital loss carryforwards	(136,269,306)
Unrealized appreciation of investments	77,057,191

Net assets	$431,615,445

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Fund recorded the following reclassifications:

Undistributed Net	Paid-in
Investment Income	Capital

$(1,089,122)	$1,089,122

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $13,460,073 was utilized in 2010. Capital loss carryforwards remaining at December 31, 2010 will expire as follows: $55,576,060 expires in 2016 and $80,693,246 expires in 2017.

LVIP Wells Fargo Intrinsic Value Fund–11

LVIP Wells Fargo Intrinsic Value Fund
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	Year Ended	Year Ended
	12/31/10	12/31/09

Shares sold:
Standard Class	2,880,811	526,825
Service Class	635,976	1,166,675
Shares issued upon reinvestment of dividends and distributions:
Standard Class	281,561	328,495
Service Class	18,606	25,375

	3,816,954	2,047,370

Shares repurchased:
Standard Class	(4,108,508)	(5,208,925)
Service Class	(936,048)	(1,117,458)

	(5,044,556)	(6,326,383)

Net decrease	(1,227,602)	(4,279,013)

7.	Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Fund’s financial statements.

LVIP Wells Fargo Intrinsic Value Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Wells Fargo Intrinsic Value Fund

We have audited the accompanying statement of net assets of the LVIP Wells Fargo Intrinsic Value Fund (one of the series constituting Lincoln Variable Insurance Products Trust) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wells Fargo Intrinsic Value Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Wells Fargo Intrinsic Value Fund–13

LVIP Wells Fargo Intrinsic Value Fund
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

0.00%	100.00%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management Agreement

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for the Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense peer group for the Fund. For the Fund, the expense peer group consists of the Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2011. The Board noted that the investment management fees for the Fund were above the average, although within an acceptable range of the average investment management fee of the Lipper expense group. On the basis of the information provided, the Board concluded that the Fund’s investment management fee coupled with the advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

LVIP Wells Fargo Intrinsic Value Fund–14

LVIP Wells Fargo Intrinsic Value Fund
Other Fund Information (continued)

Investment Management Agreement with LIAC (continued)

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Fund, and noted that affiliates of LIAC provide a variety of services to the Fund for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement for the Fund are and continue to be, fair and reasonable, and that the continuation of the agreement is in the best interests of the Fund. The Board unanimously approved the renewal of the investment management agreement.

LVIP Wells Fargo Intrinsic Value Fund–15

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Wells Fargo Intrinsic Value Fund–16

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wells Fargo Intrinsic Value Fund–17

LVIP Wilshire Profile Funds

LVIP Wilshire Profile Funds
Wilshire Conservative Profile Fund
Wilshire Moderate Profile Fund
Wilshire Moderately Aggressive Profile Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Wilshire Profile Funds

Index

Commentary	1
Disclosure of Fund Expenses	4
Sector Allocations	5
Statements of Net Assets	6
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Other Fund Information	24
Officer/Trustee Information	26

LVIP Wilshire Profile Funds
2010 Annual Report Commentary

Managed by:

The LVIP Conservative Profile Fund returned 10.49% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Conservative Profile Composite1, returned 10.36%.

The LVIP Moderate Profile Fund returned 11.95% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Moderate Profile Composite2, returned 12.11%.

The LVIP Moderately Aggressive Profile Fund returned 12.70% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the Moderately Aggressive Profile Composite3, returned 12.65%.

Although there were several challenges to investor optimism for a continued global economic recovery in 2010, capital markets remained resilient and global markets delivered strong performance in 2010. A European Sovereign debt crisis, tightening monetary policy in China, anemic economic growth in most major developed market economies, and softening economic data in the U.S. served as a powerful storm of negative events that sent investors running for cover in the middle of the year. However, by means of financial discipline, strategic cost-cutting, efficient inventory management, and revenue growth, many corporations were able to deliver positive earnings surprises for six consecutive quarters by the third quarter of 2010 and supported the equity markets’ rise to new levels not seen since the Lehman Brothers bankruptcy in September 2008.

All of the Profile Funds (the “Funds”) were able to deliver strong double-digit performance for 2010. LVIP Wilshire Conservative Profile Fund and LVIP Wilshire Moderately Aggressive Profile Fund were both able to outperform their respective composite benchmarks, while LVIP Wilshire Moderate Profile Fund modestly trailed its composite benchmark. Founded on the tenets of diversification and discipline, the Funds were able to deliver strong positive returns in light of the constant volatility that marked 2010.

The Funds’ diversified sub-asset class exposures continued to support their performance as many of the leading asset classes of 2009 continued to outperform. Global real estate, small cap equities, emerging markets equities and high yield bonds were amongst the strongest performing asset classes of 2010. However, from an asset allocation perspective, the Funds’ cautious positioning in 2010 slightly hindered their performance, relative to their target composite benchmarks, as the more economically sensitive areas of the market rallied. The Funds, which were generally modestly overweight core fixed income and underweight typically riskier equities, gave up some performance in exchange for downside protection.

The Funds’ diversified fixed income exposures, which certainly anchored the Funds’ performance in 2008 and supported robust performance in 2009 as liquidity returned to the markets, continued to be a strong source of excess performance relative to their target composite benchmarks. The greatest alpha contributions were made by Delaware VIP Diversified Income Series and LVIP Delaware Bond Fund, which serve as the core bond holdings for the Funds. Due to the significant contribution from the fixed income components of the Funds, the more conservative Funds experienced greater outperformance relative to their composite benchmarks.

In the domestic equity market, small capitalization stocks nearly doubled the returns of their large cap counterparts, a continuation of the trend that began at the market bottom in 2009. Smaller cap stocks, which typically fare worse during recessions marked by tightening credit, are more likely to lead markets during periods of recovery as access to capital becomes available and improving economies spur consumer demand; such was the case in 2010. The Funds’ broad exposures to all capitalizations, particularly exposures to smaller market cap strategies, positively impacted performance. The greatest contributions to absolute and relative performance came from the Funds’ small and mid cap domestic equity exposure. The strongest contributions to Fund alpha were LVIP Baron Growth Opportunities Fund and LVIP Delaware Special Opportunities Fund within the mid cap growth and mid cap value space, respectively. Despite the robust gains experienced by many of the domestic equity managers, many of the Funds’ underlying managers, particularly in the large cap segment, were unable to outperform the benchmark and detracted from excess returns. LVIP MFS Value Fund and Delaware VIP U.S. Growth Series, within the large cap value and large cap growth space, respectively, were the greatest sources of underperformance within the Funds.

The Funds’ allocations to international and emerging market equities positively influenced both absolute and positive performance. Although it was a challenging year for many developed international economies, most emerging market economies continued to outperform their developed counterparts, including the U.S. The greatest contributions to both absolute and relative performance came from LVIP MFS International Growth Fund and LVIP Cohen & Steers Global Real Estate Fund which significantly outpaced the MSCI EAFE Index4. The returns of LVIP Mondrian International Value Fund and LVIP Templeton Growth Fund both trailed the index and detracted from excess performance.

Victor Zhang
Wilshire Associates

The views expressed represent the Manager’s assessment of each Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Wilshire Profile Funds–1

LVIP Wilshire Profile Funds
2010 Annual Report Commentary (continued)

LVIP Wilshire Conservative Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/10

	LVIP Wilshire	LVIP Wilshire
	Conservative Profile	Conservative Profile		Barclays Capital
	Fund Service	Fund Standard	Conservative Composite	U.S. Aggregate
	Class	Class	Index	Index5
05/03/05	10000	10000	10000	10000
	10574	10591	10564	10155
	11533	11580	11549	10595
	12398	12481	12340	11333
	10086	10179	10597	11927
	12562	12709	12232	12634
12/31/10	13844	14042	13500	13461

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Conservative Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,844 for the Service Class shares and to $14,042 for the Standard Class shares. For comparison, look at how the Conservative Composite Index and Barclays Capital U.S. Aggregate Index did from 5/3/05 through 12/31/10. The same $10,000 investment would have increased to $13,500 and $13,461, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+10.49%

Five Years	+5.80%

Inception (5/3/05)	+6.18%

Service Class Shares

One Year	+10.21%

Five Years	+5.54%

Inception (5/3/05)	+5.91%

LVIP Wilshire Moderate Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/10

	LVIP WILSHIRE
	MODERATE PROFILE
	- ST
	CL
		LVIP WILSHIRE		Wilshire 5000
		MODERATE PROFILE	Moderate	Total Market
		SV CL	Composite Index	IndexSM6
5/3/05	10000	10000	10000	10000
	10866	10847	10895	11125
	12174	12123	12303	12880
	13302	13214	13339	13603
	9762	9672	10150	8538
	12499	12354	12383	10955
12/31/10	13992	13795	13882	12836

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Moderate Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,795 for the Service Class shares and to $13,992 for the Standard Class shares. For comparison, look at how the Moderate Composite Index and Wilshire 5000 Total Market Indexsm did from 5/3/05 through 12/31/10. The same $10,000 investment would have increased to $13,882 and $12,836, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+11.95%

Five Years	+5.19%

Inception (5/3/05)	+6.11%

Service Class Shares

One Year	+11.67%

Five Years	+4.93%

Inception (5/3/05)	+5.84%

LVIP Wilshire Profile Funds–2

LVIP Wilshire Profile Funds
2010 Annual Report Commentary (continued)

LVIP Wilshire Moderately Aggressive Profile Fund

Growth of $10,000 invested 5/3/05 through 12/31/10

		LVIP WILSHIRE
	LVIP Wilshire	MODERATELY AGGRESSIVE
	Moderately Aggressive	- SV	Moderately	Wilshire 5000
	Profile Fund	CL	Aggressive Composite	Total Market
	Standard Class		Index	IndexSM
5/3/05	10000	10000	10000	10000
	11100	11081	11120	11125
	12670	12616	12874	12880
	13913	13820	13953	13603
	9263	9179	9498	8538
	11952	11814	11798	10955
12/31/10	13470	13281	13291	12836

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire Moderately Aggressive Profile Fund on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2010, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,281 for the Service Class shares and to $13,470 for the Standard Class shares. For comparison, look at how the Moderately Aggressive Composite Index and Wilshire 5000 Total Market IndexSM did from 5/3/05 through 12/31/10. The same $10,000 investment would have increased to $13,291 and $12,836, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One Year	+12.70%

Five Years	+3.95%

Inception (5/3/05)	+5.40%

Service Class Shares

One Year	+12.42%

Five Years	+3.69%

Inception (5/3/05)	+5.14%

1	The Conservative Profile Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Profile Composite is constructed as follows: 30% Wilshire 5000 Total Market Indexsm, 60% Barclays Capital U.S. Aggregate Index and 10% MSCI EAFE Index (net dividends).

2	The Moderate Profile Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIAC), the Fund’s adviser. The Moderate Profile Composite is constructed as follows: 41% Wilshire 5000 Total Market Indexsm, 40% Barclays Capital U.S. Aggregate Index, 15% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

3	The Moderately Aggressive Profile Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIAC), the Fund’s adviser. The Moderately Aggressive Profile Composite is constructed as follows: 46% Wilshire 5000 Total Market Indexsm, 30% Barclays Capital U.S. Aggregate Index, 20% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

4	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada.

5	The Barclays Capital U.S. Aggregate Index measures the performance of more then 8,500 publicly issued investment grate (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

6	The Wilshire 5000 Total Market Indexsm (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

LVIP Wilshire Profile Funds–3

LVIP Wilshire Profile Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Wilshire Conservative Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,109.60	0.20%	$1.06
Service Class Shares	1,000.00	1,108.10	0.45%	2.39

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire Moderate Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,157.30	0.20%	$1.09
Service Class Shares	1,000.00	1,155.90	0.45%	2.45

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire Moderately Aggressive Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,182.20	0.20%	$1.10
Service Class Shares	1,000.00	1,180.60	0.45%	2.47

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP Wilshire Profile Funds–4

LVIP Wilshire Profile Fund

Sector Allocations
As of December 31, 2010

LVIP Wilshire Conservative Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	73.63%

Equity Funds	20.57%
Fixed Income Funds	42.18%
International Equity Funds	8.92%
International Fixed Income Fund	1.96%

Unaffiliated Investment Companies	26.41%

Equity Funds	10.61%
Fixed Income Fund	15.80%

Total Value of Securities	100.04%

Liabilities Net of Receivables and Other Assets	(0.04%)

Total Net Assets	100.00%

LVIP Wilshire Moderate Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	71.14%

Equity Funds	27.79%
Fixed Income Funds	24.69%
International Equity Funds	16.72%
International Fixed Income Fund	1.94%

Unaffiliated Investment Companies	28.85%

Equity Funds	13.44%
Fixed Income Fund	13.40%
International Equity Fund	2.01%

Short-Term Investment	0.13%

Total Value of Securities	100.12%

Liabilities Net of Receivables and Other Assets	(0.12%)

Total Net Assets	100.00%

LVIP Wilshire Moderately Aggressive Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	70.65%

Equity Funds	28.91%
Fixed Income Funds	18.15%
International Equity Funds	21.65%
International Fixed Income Fund	1.94%

Unaffiliated Investment Companies	29.44%

Commodity Fund	1.04%
Equity Funds	15.33%
Fixed Income Fund	10.05%
International Equity Fund	3.02%

Total Value of Securities	100.09%

Liabilities Net of Receivables and Other Assets	(0.09%)

Total Net Assets	100.00%

LVIP Wilshire Profile Funds–5

LVIP Wilshire Conservative Profile Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–73.63%
	Equity Funds–20.57%
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	332,287	$10,150,040
	LVIP Columbia Value Opportunities Fund	459,823	4,848,377
	LVIP MFS Value Fund	1,234,485	28,138,857
	LVIP SSgA Large Cap 100 Fund	1,371,163	14,177,829
	LVIP T. Rowe Price Growth Stock Fund	1,399,050	24,802,350
	LVIP Wells Fargo Intrinsic Value Fund	898,809	12,010,786

			94,128,239

	Fixed Income Funds–42.18%
*	Lincoln Variable Insurance Products Trust–
	LVIP BlackRock Inflation Protected Bond Fund	2,619,277	26,533,279
	LVIP Delaware Bond Fund	10,143,201	138,911,139
	LVIP Delaware Diversified Floating Rate Fund	1,826,256	18,425,096
	LVIP J.P. Morgan High Yield Fund	885,591	9,185,346

			193,054,860

	International Equity Funds–8.92%
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	598,727	4,467,703
	LVIP MFS International Growth Fund	1,483,957	18,549,463
	LVIP Mondrian International Value Fund	572,222	8,839,107
	LVIP SSgA Developed International 150 Fund	1,050,049	8,978,970

			40,835,243

	International Fixed Income Fund–1.96%
	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	774,024	8,958,549

			8,958,549

	Total Affiliated Investment Companies (Cost $296,918,153)		336,976,891

	UNAFFILIATED INVESTMENT COMPANIES–26.41%
	Equity Funds–10.61%
	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	156,993	5,017,509
	Delaware VIP U.S. Growth Series	2,714,627	22,124,207
	Delaware VIP Value Series	1,298,831	21,417,719

			48,559,435

	Fixed Income Fund–15.80%
	Delaware VIP Trust–
	Delaware VIP Diversified Income Series	6,409,025	72,293,804

			72,293,804

	Total Unaffiliated Investment Companies (Cost $96,844,048)		120,853,239

TOTAL VALUE OF SECURITIES–100.04% (Cost $393,762,201)	457,830,130

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(201,822)

NET ASSETS APPLICABLE TO 38,036,123 SHARES OUTSTANDING–100.00%	$457,628,308

NET ASSET VALUE–LVIP WILSHIRE CONSERVATIVE PROFILE FUND STANDARD CLASS ($50,852,791 / 4,226,262 Shares)	$12.033

NET ASSET VALUE–LVIP WILSHIRE CONSERVATIVE PROFILE FUND SERVICE CLASS ($406,775,517 / 33,809,861 Shares)	$12.031

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$421,864,293
Undistributed net investment income	4,123,345
Accumulated net realized loss on investments	(32,427,259)
Net unrealized appreciation of investments	64,067,929

Total net assets	$457,628,308

*	Standard Class shares.

†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–6

LVIP Wilshire Moderate Profile Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–71.14%
	Equity Funds–27.79%
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	468,009	$14,295,798
	LVIP Columbia Value Opportunities Fund	1,326,240	13,983,873
	LVIP Delaware Special Opportunities Fund	699,594	27,510,147
	LVIP MFS Value Fund	3,965,963	90,400,158
	LVIP SSgA Large Cap 100 Fund	6,447,025	66,662,236
	LVIP T. Rowe Price Growth Stock Fund	6,186,743	109,678,575
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,922,369	27,739,781
	LVIP Wells Fargo Intrinsic Value Fund	862,723	11,528,564

			361,799,132

	Fixed Income Funds–24.69%
*	Lincoln Variable Insurance Products Trust–
	LVIP BlackRock Inflation Protected Bond Fund	6,164,404	62,445,411
	LVIP Delaware Bond Fund	13,222,104	181,076,710
	LVIP Delaware Diversified Floating Rate Fund	5,153,046	51,989,080
	LVIP J.P. Morgan High Yield Fund	2,499,320	25,922,949

			321,434,150

	International Equity Funds–16.72%
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	3,383,309	25,246,250
	LVIP MFS International Growth Fund	6,745,105	84,313,817
	LVIP Mondrian International Value Fund	3,233,919	49,954,350
	LVIP SSgA Developed International 150 Fund	4,449,866	38,050,800
	LVIP SSgA Emerging Markets 100 Fund	518,576	7,240,874
	LVIP Templeton Growth Fund	504,115	12,856,443

			217,662,534

	International Fixed Income Fund–1.94%
*	Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	2,186,288	25,304,102

			25,304,102

	Total Affiliated Investment Companies (Cost $799,997,778)		926,199,918

	UNAFFILIATED INVESTMENT COMPANIES–28.85%
	Equity Funds–13.44%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	432,287	13,815,895
	Delaware VIP U.S. Growth Series	9,282,197	75,649,906
	Delaware VIP Value Series	5,181,804	85,447,954

			174,913,755

	Fixed Income Fund–13.40%
*	Delaware VIP Trust–
	Delaware VIP Diversified Income Series	15,464,176	174,435,907

			174,435,907

	International Equity Fund–2.01%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	1,182,020	26,229,026

			26,229,026

	Total Unaffiliated Investment Companies (Cost $306,390,967)		375,578,688

	SHORT-TERM INVESTMENT–0.13%
	Money Market Mutual Fund–0.13%
	Dreyfus Treasury & Agency Cash Management Fund	1,671,623	1,671,623

	Total Short-Term Investment (Cost $1,671,623)		1,671,623

TOTAL VALUE OF SECURITIES–100.12% (Cost $1,108,060,368)	1,303,450,229

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(1,599,886)

NET ASSETS APPLICABLE TO 109,180,686 SHARES OUTSTANDING–100.00%	$1,301,850,343

NET ASSET VALUE–LVIP WILSHIRE MODERATE PROFILE FUND STANDARD CLASS ($144,874,550 / 12,149,180 Shares)	$11.925

NET ASSET VALUE–LVIP WILSHIRE MODERATE PROFILE FUND SERVICE CLASS ($1,156,975,793 / 97,031,506 Shares)	$11.924

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$1,265,547,673
Undistributed net investment income	7,564,312
Accumulated net realized loss on investments	(166,651,503)
Net unrealized appreciation of investments	195,389,861

Total net assets	$1,301,850,343

*	Standard Class shares.

†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–7

LVIP Wilshire Moderately Aggressive Profile Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–70.65%
	Equity Funds–28.91%
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	295,458	$9,025,066
	LVIP Columbia Value Opportunities Fund	845,051	8,910,217
	LVIP Delaware Special Opportunities Fund	441,753	17,371,051
	LVIP MFS Value Fund	2,859,596	65,181,642
	LVIP SSgA Large Cap 100 Fund	4,071,817	42,102,592
	LVIP T. Rowe Price Growth Stock Fund	3,926,979	69,617,491
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,213,826	17,515,514
	LVIP Wells Fargo Intrinsic Value Fund	621,285	8,302,235

			238,025,808

	Fixed Income Funds–18.15%
*	Lincoln Variable Insurance Products Trust–
	LVIP BlackRock Inflation Protected Bond Fund	3,893,321	39,439,337
	LVIP Delaware Bond Fund	6,839,122	93,661,775
	LVIP J.P. Morgan High Yield Fund	1,578,276	16,369,876

			149,470,988

	International Equity Funds–21.65%
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	3,206,514	23,927,008
	LVIP MFS International Growth Fund	5,054,226	63,177,822
	LVIP Mondrian International Value Fund	2,043,407	31,564,508
	LVIP SSgA Developed International 150 Fund	3,758,464	32,138,621
	LVIP SSgA Emering Markets 100 Fund	795,483	11,107,322
	LVIP Templeton Growth Fund	639,533	16,310,010

			178,225,291

	International Fixed Income Fund–1.94%
*	Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	1,381,057	15,984,350

			15,984,350

	Total Affiliated Investment Companies (Cost $506,172,535)		581,706,437

	UNAFFILIATED INVESTMENT COMPANIES–29.44%
	Commodity Fund–1.04%
**	PIMCO Commodity RealReturn Strategy Portfolio	917,270	8,521,438

			8,521,438

	Equity Funds–15.33%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	270,528	8,646,081
	Delaware VIP U.S. Growth Series	6,848,473	55,815,051
	Delaware VIP Value Series	3,745,202	61,758,383

			126,219,515

	Fixed Income Fund–10.05%
*	Delaware VIP Trust–
	Delaware VIP Diversified Income Series	7,334,666	82,735,037

			82,735,037

	International Equity Fund–3.02%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	1,121,202	24,879,464

			24,879,464

	Total Unaffiliated Investment Companies (Cost $201,601,330)		242,355,454

TOTAL VALUE OF SECURITIES–100.09% (Cost $707,773,865)	824,061,891

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(701,671)

NET ASSETS APPLICABLE TO 72,093,319 SHARES OUTSTANDING–100.00%	$823,360,220

NET ASSET VALUE–LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND STANDARD CLASS ($118,848,846 / 10,406,971 Shares)	$11.420

NET ASSET VALUE–LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE FUND SERVICE CLASS ($704,511,374 / 61,686,348 Shares)	$11.421

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$862,723,954
Undistributed net investment income	4,157,651
Accumulated net realized loss on investments	(159,809,411)
Net unrealized appreciation of investments	116,288,026

Total net assets	$823,360,220

*	Standard Class shares.

†	Non income producing security

**	Institutional Class shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–8

LVIP Wilshire Profile Funds
Statements of Assets and Liabilities
December 31, 2010

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile	Profile	Profile
	Fund	Fund	Fund

ASSETS:
Investments in affiliated investment companies, at value	$336,976,891	$926,199,918	$581,706,437
Investments in unaffiliated investment companies, at value	120,853,239	377,250,311	242,355,454
Receivables for fund shares sold	129,487	711,391	104,292
Receivables for investment companies shares sold	65,422	—	40,569
Dividends receivable	—	—	179,922

TOTAL ASSETS	458,025,039	1,304,161,620	824,386,674

LIABILITIES:
Cash overdraft	65,422	—	40,569
Payables for fund shares redeemed	176,858	192,717	533,351
Due to manager and affiliates	138,151	426,862	254,793
Accrued expenses payable	16,300	20,074	17,820
Payables for investment companies shares purchased	—	1,671,624	179,921

TOTAL LIABILITIES	396,731	2,311,277	1,026,454

TOTAL NET ASSETS	$457,628,308	$1,301,850,343	$823,360,220

Investments in affiliated investment companies, at cost	$296,918,153	$799,997,778	$506,172,535
Investments in unaffiliated investment companies, at cost	$96,844,048	$308,062,590	$201,601,330

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–9

LVIP Wilshire Profile Funds
Statements of Operations
Year Ended December 31, 2010

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile	Profile	Profile
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends from affiliated investment companies	$6,675,426	$13,087,820	$7,848,262
Dividends from unaffiliated investment companies	5,189,945	13,414,406	8,055,858

	11,865,371	26,502,226	15,904,120

EXPENSES:
Management fees	1,034,285	2,875,726	1,795,961
Distribution expenses-Service Class	917,455	2,554,584	1,538,272
Accounting and administration expenses	80,859	139,378	105,132
Reports and statements to shareholders	60,250	105,308	85,629
Professional fees	22,888	35,760	27,934
Trustees’ fees	12,393	34,980	22,004
Custodian fees	2,909	5,241	3,505
Other	13,540	31,814	21,128

	2,144,579	5,782,791	3,599,565
Less expenses waived/reimbursed	(399,696)	(927,626)	(624,524)

Total operating expenses	1,744,883	4,855,165	2,975,041

NET INVESTMENT INCOME	10,120,488	21,647,061	12,929,079

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from affiliated investment companies	2,586,495	3,036,738	1,512,133
Net realized gain distributions from unaffiliated investment companies	183,081	417,532	198,036
Net realized gain (loss) from sale of investments in affiliated investment companies	1,159,748	(24,643,802)	(25,439,625)
Net realized gain from sale of investments in unaffiliated investment companies	5,177,735	12,986,361	2,624,621

Net realized gain (loss) on investments	9,107,059	(8,203,171)	(21,104,835)
Net change in unrealized appreciation/depreciation of investments	22,574,377	118,375,008	96,390,260

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	31,681,436	110,171,837	75,285,425

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,801,924	$131,818,898	$88,214,504

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–10

LVIP Wilshire Profile Funds
Statements of Changes in Net Assets

					LVIP
	LVIP		LVIP		Wilshire
	Wilshire		Wilshire		Moderately
	Conservative		Moderate		Aggressive
	Profile Fund		Profile Fund		Profile Fund
	Year Ended		Year Ended		Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,120,488	$12,101,289	$21,647,061	$24,608,099	$12,929,079	$10,753,279
Net realized gain (loss) on investments	9,107,059	(22,649,676)	(8,203,171)	(89,155,797)	(21,104,835)	(85,918,000)
Net change in unrealized appreciation/depreciation of investments	22,574,377	84,052,029	118,375,008	294,166,600	96,390,260	224,799,945

Net increase in net assets resulting from operations	41,801,924	73,503,642	131,818,898	229,618,902	88,214,504	149,635,224

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,773,411)	(1,562,579)	(3,966,548)	(4,324,084)	(3,027,105)	(3,613,240)
Service Class	(13,162,256)	(11,400,947)	(28,647,064)	(33,627,259)	(16,432,368)	(21,352,929)
Net realized gain on investments:
Standard Class	—	(314,015)	—	(1,814,170)	—	(2,062,624)
Service Class	—	(2,411,967)	—	(15,229,333)	—	(13,013,622)

	(14,935,667)	(15,689,508)	(32,613,612)	(54,994,846)	(19,459,473)	(40,042,415)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,988,100	22,629,260	33,833,921	50,398,884	32,164,206	34,482,085
Service Class	142,841,078	142,299,361	254,089,812	194,227,460	141,421,173	97,888,700
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,773,411	1,876,594	3,966,548	6,138,254	3,027,105	5,675,864
Service Class	13,162,256	13,812,914	28,647,064	48,856,592	16,432,368	34,366,551

	170,764,845	180,618,129	320,537,345	299,621,190	193,044,852	172,413,200

Cost of shares repurchased:
Standard Class	(9,578,749)	(39,629,674)	(22,375,546)	(78,260,496)	(22,168,194)	(70,150,887)
Service Class	(104,074,146)	(85,684,511)	(168,136,759)	(141,431,403)	(96,710,250)	(74,774,796)

	(113,652,895)	(125,314,185)	(190,512,305)	(219,691,899)	(118,878,444)	(144,925,683)

Increase in net assets derived from capital share transactions	57,111,950	55,303,944	130,025,040	79,929,291	74,166,408	27,487,517

NET INCREASE IN NET ASSETS	83,978,207	113,118,078	229,230,326	254,553,347	142,921,439	137,080,326
NET ASSETS:
Beginning of year	373,650,101	260,532,023	1,072,620,017	818,066,670	680,438,781	543,358,455

End of year	$457,628,308	$373,650,101	$1,301,850,343	$1,072,620,017	$823,360,220	$680,438,781

Undistributed net investment income	$4,123,345	$5,207,703	$7,564,312	$11,015,814	$4,157,651	$6,376,767

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–11

LVIP Wilshire Conservative Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Conservative Profile Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$11.287	$9.472	$12.006	$11.392	$10.591

Income (loss) from investment operations:
Net investment income[1]	0.311	0.413	0.379	0.276	0.187
Net realized and unrealized gain (loss) on investments	0.862	1.924	(2.581)	0.605	0.797

Total from investment operations	1.173	2.337	(2.202)	0.881	0.984

Less dividends and distributions from:
Net investment income	(0.427)	(0.433)	(0.224)	(0.219)	(0.178)
Net realized gain on investments	—	(0.089)	(0.108)	(0.048)	(0.005)

Total dividends and distributions	(0.427)	(0.522)	(0.332)	(0.267)	(0.183)

Net asset value, end of period	$12.033	$11.287	$9.472	$12.006	$11.392

Total return[2]	10.49%	24.85%	(18.44% )	7.77%	9.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,853	$42,645	$49,661	$36,768	$10,474
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.25%	0.25%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[3]	0.30%	0.30%	0.30%	0.33%	0.54%
Ratio of net investment income to average net assets	2.67%	4.01%	3.47%	2.32%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.57%	3.91%	3.42%	2.24%	1.48%
Portfolio turnover	37%	44%	27%	44%	28%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–12

LVIP Wilshire Conservative Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Conservative Profile Fund Service Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$11.287	$9.474	$12.000	$11.387	$10.574

Income (loss) from investment operations:
Net investment income[1]	0.282	0.387	0.352	0.246	0.160
Net realized and unrealized gain (loss) on investments	0.860	1.922	(2.578)	0.604	0.795

Total from investment operations	1.142	2.309	(2.226)	0.850	0.955

Less dividends and distributions from:
Net investment income	(0.398)	(0.407)	(0.192)	(0.189)	(0.137)
Net realized gain on investments	—	(0.089)	(0.108)	(0.048)	(0.005)

Total dividends and distributions	(0.398)	(0.496)	(0.300)	(0.237)	(0.142)

Net asset value, end of period	$12.031	$11.287	$9.474	$12.000	$11.387

Total return[2]	10.21%	24.55%	(18.65% )	7.51%	9.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$406,775	$331,005	$210,871	$161,511	$81,928
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.50%	0.50%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[3]	0.55%	0.55%	0.55%	0.58%	0.79%
Ratio of net investment income to average net assets	2.42%	3.76%	3.22%	2.07%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.32%	3.66%	3.17%	1.99%	1.23%
Portfolio turnover	37%	44%	27%	44%	28%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–13

LVIP Wilshire Moderate Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderate Profile Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$10.964	$9.071	$12.926	$12.047	$10.866

Income (loss) from investment operations:
Net investment income[1]	0.237	0.287	0.320	0.226	0.132
Net realized and unrealized gain (loss) on investments	1.060	2.228	(3.708)	0.885	1.171

Total from investment operations	1.297	2.515	(3.388)	1.111	1.303

Less dividends and distributions from:
Net investment income	(0.336)	(0.433)	(0.222)	(0.173)	(0.121)
Net realized gain on investments	—	(0.189)	(0.245)	(0.059)	(0.001)

Total dividends and distributions	(0.336)	(0.622)	(0.467)	(0.232)	(0.122)

Net asset value, end of period	$11.925	$10.964	$9.071	$12.926	$12.047

Total return[2]	11.95%	28.04%	(26.62% )	9.27%	12.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$144,874	$118,173	$118,274	$106,381	$39,500
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.25%	0.25%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[3]	0.28%	0.29%	0.28%	0.29%	0.32%
Ratio of net investment income to average net assets	2.10%	2.92%	2.86%	1.78%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.02%	2.83%	2.83%	1.74%	1.14%
Portfolio turnover	32%	33%	21%	48%	19%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–14

LVIP Wilshire Moderate Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderate Profile Fund Service Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$10.965	$9.074	$12.919	$12.041	$10.847

Income (loss) from investment operations:
Net investment income[1]	0.209	0.263	0.292	0.194	0.103
Net realized and unrealized gain (loss) on investments	1.057	2.225	(3.702)	0.884	1.171

Total from investment operations	1.266	2.488	(3.410)	1.078	1.274

Less dividends and distributions from:
Net investment income	(0.307)	(0.408)	(0.190)	(0.141)	(0.079)
Net realized gain on investments	—	(0.189)	(0.245)	(0.059)	(0.001)

Total dividends and distributions	(0.307)	(0.597)	(0.435)	(0.200)	(0.080)

Net asset value, end of period	$11.924	$10.965	$9.074	$12.919	$12.041

Total return[2]	11.67%	27.73%	(26.81% )	9.00%	11.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,156,976	$954,447	$699,793	$688,803	$394,418
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.50%	0.50%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[3]	0.53%	0.54%	0.53%	0.54%	0.57%
Ratio of net investment income to average net assets	1.85%	2.67%	2.61%	1.53%	0.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.77%	2.58%	2.58%	1.49%	0.89%
Portfolio turnover	32%	33%	21%	48%	19%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–15

LVIP Wilshire Moderately Aggressive Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderately Aggressive Profile Fund Standard Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$10.416	$8.634	$13.386	$12.528	$11.100

Income (loss) from investment operations:
Net investment income[1]	0.215	0.191	0.229	0.190	0.137
Net realized and unrealized gain (loss) on investments	1.093	2.277	(4.644)	1.026	1.427

Total from investment operations	1.308	2.468	(4.415)	1.216	1.564

Less dividends and distributions from:
Net investment income	(0.304)	(0.433)	(0.117)	(0.212)	(0.135)
Net realized gain on investments	—	(0.253)	(0.220)	(0.146)	(0.001)

Total dividends and distributions	(0.304)	(0.686)	(0.337)	(0.358)	(0.136)

Net asset value, end of period	$11.420	$10.416	$8.634	$13.386	$12.528

Total return[2]	12.70%	29.03%	(33.42% )	9.81%	14.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$118,849	$95,887	$107,072	$97,486	$36,657
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.25%	0.25%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[3]	0.29%	0.29%	0.28%	0.29%	0.36%
Ratio of net investment income to average net assets	2.01%	2.06%	2.05%	1.44%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.92%	1.97%	2.02%	1.40%	1.10%
Portfolio turnover	33%	37%	21%	48%	27%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–16

LVIP Wilshire Moderately Aggressive Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire Moderately Aggressive Profile Fund Service Class
	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$10.419	$8.639	$13.377	$12.520	$11.081

Income (loss) from investment operations:
Net investment income[1]	0.188	0.168	0.201	0.157	0.107
Net realized and unrealized gain (loss) on investments	1.092	2.275	(4.635)	1.026	1.424

Total from investment operations	1.280	2.443	(4.434)	1.183	1.531

Less dividends and distributions from:
Net investment income	(0.278)	(0.410)	(0.084)	(0.180)	(0.091)
Net realized gain on investments	—	(0.253)	(0.220)	(0.146)	(0.001)

Total dividends and distributions	(0.278)	(0.663)	(0.304)	(0.326)	(0.092)

Net asset value, end of period	$11.421	$10.419	$8.639	$13.377	$12.520

Total return[2]	12.42%	28.72%	(33.58% )	9.54%	13.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$704,511	$584,552	$436,286	$500,805	$262,977
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.50%	0.50%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[3]	0.54%	0.54%	0.53%	0.54%	0.61%
Ratio of net investment income to average net assets	1.76%	1.81%	1.80%	1.19%	0.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.67%	1.72%	1.77%	1.15%	0.85%
Portfolio turnover	33%	37%	21%	48%	27%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–17

LVIP Wilshire Profile Funds
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund and LVIP Wilshire Moderately Aggressive Profile Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The investment objective of LVIP Wilshire Conservative Profile Fund is a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Wilshire Moderate Profile Fund is a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Wilshire Moderately Aggressive Profile Fund is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2. Management Fees and Other Transactions With Affiliates
LIAC is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is in addition to the management fee paid by the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.20% of average daily net assets. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LVIP Wilshire Profile Funds–18

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Wilshire Associates Incorporated (Sub-Advisor) is responsible for the day-to-day management of the Funds’ investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Advisor a fee at an annual rate based on the combined net assets of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund, (Profile Funds) as follows: 0.08% of the first $500 million of the Profile Funds’ average daily net assets; 0.06% of the next $500 million; 0.05% of the next $2 billion; and 0.04% of any excess of the Profile Funds’ average daily net assets over $3 billion.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services, provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted as follows:

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile Fund	Profile Fund	Profile Fund

Administration fees	$26,053	$72,585	$45,339
Support fees	6,806	18,793	11,793

Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statements of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. Delaware Management Company, LIAC, Dreyfus and PIMCO serve as the investment managers for the Underlying Funds.

At December 31, 2010, the Funds had liabilities payable to affiliates as follows:

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile Fund	Profile Fund	Profile Fund

Management fees payable to LIAC	$52,140	$185,470	$107,865
Distribution fees payable to LFD	86,011	241,392	146,928

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3. Investments
For the year ended December 31, 2010, each Fund made purchases and sales of investment securities other than short-term investments as follows:

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile Fund	Profile Fund	Profile Fund

Purchases	$208,922,337	$494,751,565	$308,153,118
Sales	153,599,403	371,869,800	237,606,384

LVIP Wilshire Profile Funds–19

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile Fund	Profile Fund	Profile Fund

Cost of investments	$413,778,632	$1,166,735,926	$756,186,028

Aggregate unrealized appreciation	$64,067,929	$195,389,861	$116,288,026
Aggregate unrealized depreciation	(20,016,431)	(58,675,558)	(48,412,163)

Net unrealized appreciation	$44,051,498	$136,714,303	$67,875,863

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2010:

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile Fund	Profile Fund	Profile Fund

Level 1
Investment Companies	$457,830,130	$1,301,778,606	$824,061,891
Short-Term Investment	—	1,671,623	—

Total	$457,830,130	$1,303,450,229	$824,061,891

There were no Level 3 securities at the beginning or end of the period.

During the year ended December 31 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds.

LVIP Wilshire Profile Funds–20

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile Fund	Profile Fund	Profile Fund

Year Ended December 31, 2010:
Ordinary income	$14,935,667	$32,613,612	$19,459,473

Year Ended December 31, 2009:
Ordinary income	$12,963,526	$38,452,304	$24,966,169
Long-term capital gain	2,725,982	16,542,542	15,076,246

Total	$15,689,508	$54,994,846	$40,042,415

5. Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile Fund	Profile Fund	Profile Fund

Shares of beneficial interest	$421,864,293	$1,265,547,673	$862,723,954
Undistributed ordinary income	4,123,345	7,564,312	4,157,651
Post-October losses	—	—	(764,228)
Capital loss carryforwards	(12,410,828)	(107,975,945)	(110,633,020)
Unrealized appreciation of investments	44,051,498	136,714,303	67,875,863

Net assets	$457,628,308	$1,301,850,343	$823,360,220

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from the Underlying Funds.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through December 31, 2010 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments and pass-through consent dividends from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Funds recorded the following reclassifications:

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile Fund	Profile Fund	Profile Fund

Undistributed net investment income	$3,730,821	$7,515,049	$4,311,278
Accumulated net realized loss	(3,730,821)	(7,515,049)	(4,311,278)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2010, the LVIP Wilshire Conservative Profile Fund utilized captial loss carryforwards of $5,127,112.

LVIP Wilshire Profile Funds–21

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Capital loss carryforwards remaining at December 31, 2010 for each Fund will expire as follows:

			LVIP
	LVIP	LVIP	Wilshire
	Wilshire	Wilshire	Moderately
	Conservative	Moderate	Aggressive
	Profile Fund	Profile Fund	Profile Fund

Year of Expiration
2017	$12,410,828	$94,962,601	$89,130,309
2018	—	13,013,344	21,502,711

Total	$12,410,828	$107,975,945	$110,633,020

6.	Capital Shares
Transactions in capital shares were as follows:

					LVIP
	LVIP		LVIP		Wilshire
	Wilshire		Wilshire		Moderately
	Conservative		Moderate		Aggressive
	Profile Fund		Profile Fund		Profile Fund
	Year Ended		Year Ended		Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09

Shares sold:
Standard Class	1,116,664	2,267,302	3,009,520	5,236,557	3,030,011	3,808,314
Service Class	12,297,426	14,108,896	22,510,707	19,918,942	13,165,303	10,361,498
Shares issued upon reinvestment of dividends and distributions:
Standard Class	149,899	169,782	343,703	579,074	275,670	570,541
Service Class	1,113,854	1,251,238	2,487,824	4,618,191	1,500,593	3,462,458

	14,677,843	17,797,218	28,351,754	30,352,764	17,971,577	18,202,811

Shares repurchased:
Standard Class	(818,482)	(3,902,017)	(1,982,410)	(8,076,202)	(2,104,301)	(7,574,333)
Service Class	(8,926,467)	(8,292,169)	(15,013,329)	(14,609,234)	(9,085,381)	(8,222,326)

	(9,744,949)	(12,194,186)	(16,995,739)	(22,685,436)	(11,189,682)	(15,796,659)

Net increase	4,932,894	5,603,032	11,356,015	7,667,328	6,781,895	2,406,152

7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8. Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Funds’ financial statements.

LVIP Wilshire Profile Funds–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Wilshire Profile Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund and LVIP Wilshire Moderately Aggressive Profile Fund (three of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and broker or by other appropriate auditing procedure where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund and LVIP Wilshire Moderately Aggressive Profile Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Wilshire Profile Funds–23

LVIP Wilshire Profile Funds
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Funds designate distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total	(C)
	Distribution	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

LVIP Wilshire Conservative Profile Fund	0.00%	100.00%	100.00%	8.63%
LVIP Wilshire Moderate Profile Fund	0.00%	100.00%	100.00%	15.82%
LVIP Wilshire Moderate Aggressive Profile Fund	0.00%	100.00%	100.00%	22.76%

(A)	and (B) are based on a percentage of each Fund’s total distributions.

(C)	is based on a percentage of each Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for each Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

The Board considered that LIAC had implemented an expense limitation through April 30, 2011 and an advisory fee waiver. The Board noted that although the investment management fees and total expenses were above the average of the respective Lipper expense group, LIAC had agreed to waive advisory fees and limit expenses to .20%. On the

LVIP Wilshire Profile Funds–24

LVIP Wilshire Profile Funds
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

basis of the information provided, the Board concluded that each Fund’s investment management fee, coupled with the applicable expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund and concluded that the estimated profitability of LIAC in connection with the management of each Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Wilshire

In considering the renewal of the sub-advisory agreement between LIAC and Wilshire Associates Incorporated (“Wilshire”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Wilshire under the sub-advisory agreement. The Board reviewed the asset allocation, fund screening and portfolio construction and monitoring services provided by Wilshire, the background of the investment professionals servicing the Funds and considered that Wilshire does not engage in any securities trading for the Profile Funds.

The Board reviewed the LVIP Wilshire Conservative Profile Fund’s return and compared its performance to the average of its Lipper performance group of mixed-asset target allocation conservative funds and the customized blended benchmark index of: Wilshire 5000 Total Market IndexSM (30%), Barclays Capital U.S. Aggregate Bond Index (60%), and MSCI EAFE Index (10%). The Board reviewed the LVIP Wilshire Moderate Profile Fund’s return and compared its performance to the average of its Lipper performance group of mixed-asset target allocation moderate funds and the customized blended benchmark index of: Wilshire 5000 Total Market IndexSM (41%), Barclays Capital U.S. Aggregate Index (40%), MSCI EAFE Index (15%), and MSCI Emerging Markets Free Index (4%). The Board reviewed the LVIP Wilshire Moderately Aggressive Profile Fund’s return and compared its performance to the average of its Lipper performance group of multi-cap core funds and the customized blended benchmark index of: Wilshire 5000 Total Market IndexSM (46%), Barclays Capital U.S. Aggregate Bond Index (30%), MSCI EAFE Index (20%), and MSCI Emerging Markets Free Index (4%). With respect to the LVIP Wilshire Conservative Profile Fund, the Board noted that the Fund’s one year and three year performance was above the average of the Lipper performance group, considered that for the one year and three year periods, the Fund had performed approximately in line with the customized benchmark index and concluded that overall investment performance of the Fund was satisfactory. With respect to the LVIP Wilshire Moderate Profile Fund, the Board noted that the Fund’s one year and three year performance was above the average of its Lipper performance group, considered that for the one year and three year periods the Fund had performed in line with the customized benchmark index and concluded that overall investment performance of the Fund has been satisfactory. With respect to the LVIP Wilshire Moderately Aggressive Profile Fund, the Board noted that the Fund’s one year return was below the average of the Lipper performance group and three year return was well above the average return of the Lipper performance group, considered that for the one and three year periods, the Fund had underperformed the customized benchmark index and concluded that overall investment performance of the Fund has been satisfactory. The Board concluded that the overall services provided by Wilshire have been satisfactory.

The Board considered the sub-advisory fee schedules, which contain breakpoints, and considered Wilshire’s representation that the sub-advisory fee schedules compare favorably to other funds managed by Wilshire. The Board also considered that the sub-advisory fees for each Fund were within the range of the contractual sub-adviser fees of the respective Lipper expense group and concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board considered the information provided by Wilshire regarding Wilshire’s estimated profitability from providing sub-advisory services to the Funds, and that the sub-advisory fee schedules were negotiated at arm’s length between LIAC and Wilshire, an unaffiliated third party, and that LIAC compensates Wilshire. The Board concluded that estimated profitability was not unreasonable. The Board also considered whether Wilshire receives any incidental benefits in connection with its relationship to the Funds and noted Wilshire’s statement that there were none.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for each Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of each Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Wilshire Profile Funds–25

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Wilshire Profile Funds–26

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wilshire Profile Funds–27

LVIP Wilshire Profile Funds

LVIP Wilshire Profile Funds
Wilshire 2010 Profile Fund
Wilshire 2020 Profile Fund
Wilshire 2030 Profile Fund
Wilshire 2040 Profile Fund

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2010

LVIP Wilshire Profile Funds

Index

Commentary	1
Disclosure of Fund Expenses	5
Sector Allocations	7
Statements of Net Assets	8
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	28
Other Fund Information	29
Officer/Trustee Information	31

LVIP Wilshire Profile Funds
2010 Annual Report Commentary

Managed by:

The LVIP Wilshire 2010 Profile Fund returned 11.42% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the 2010 Composite*, returned 11.81%.

The LVIP Wilshire 2020 Profile Fund returned 12.00% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the 2020 Composite*, returned 12.23%.

The LVIP Wilshire 2030 Profile Fund returned 12.52% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the 2030 Composite*, returned 12.90%.

The LVIP Wilshire 2040 Profile Fund returned 13.66% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2010, while its benchmark, the 2040 Composite*, returned 13.73%.

Although there were several challenges to investor optimism for a continued global economic recovery in 2010, capital markets remained resilient and global markets delivered strong performance in 2010. A European Sovereign debt crisis, tightening monetary policy in China, anemic economic growth in most major developed market economies, and softening economic data in the U.S. served as a powerful storm of negative events that sent investors running for cover in the middle of the year. However, by means of financial discipline, strategic cost-cutting, efficient inventory management, and revenue growth, many corporations were able to deliver positive earnings surprises for six consecutive quarters by the third quarter of 2010 and supported the equity markets’ rise to new levels not seen since the Lehman Brothers bankruptcy in September 2008.

All of the Profile Funds (the “Funds”) were able to deliver strong double-digit performance for 2010. All of the Funds slightly trailed their respective target composite benchmarks. Founded on the tenets of diversification and discipline, the Profile Funds were able to deliver strong positive returns in light of the constant volatility that marked 2010.

The Funds’ diversified sub-asset class exposures continued to support their performance as many of the leading asset classes of 2009 continued to outperform. Global real estate, small cap equities, emerging market equities and high yield bonds were amongst the strongest performing asset classes of 2010. However, from an asset allocation perspective, the Funds’ cautious positioning in 2010 slightly hindered their performance, relative to their target composite benchmarks, as the more economically sensitive areas of the market rallied. The Funds, which were generally modestly overweight core fixed income and underweight typically riskier equities, gave up some performance in exchange for downside protection.

The Funds’ diversified fixed income exposures, which certainly anchored the Funds’ performance in 2008 as the crisis began and supported robust performance in 2009 as liquidity returned to the markets, made a flat contribution to excess performance in 2010. The greatest alpha contributions were made by LVIP Delaware Bond Fund and LVIP Global Income Fund. The passively managed LVIP SSgA Bond Index Fund, which serves as the core bond holding in all of the Funds, trailed the Barclays Capital U.S. Aggregate Bond Index** by over 50 basis points and detracted Fund alpha.

In the domestic equity market, small capitalization stocks nearly doubled the returns of their large cap counterparts, a continuation of the trend that began at the market bottom in 2009. Smaller cap stocks, which typically fare worse during recessions marked by tightening credit, are more likely to lead markets during periods of recovery as access to capital becomes available and improving economies spur consumer demand; such was the case in 2010. The Funds’ broad exposures to all capitalizations, particularly exposures to smaller market cap strategies, positively impacted performance. The greatest contributions to absolute and relative performance came from the Funds’ small and mid cap domestic equity exposure. The strongest contributions to Fund alpha were LVIP SSgA Small Cap Index Fund and LVIP Delaware Special Opportunities Fund within the mid cap growth and mid cap value space, respectively. Additional value was added through the Funds’ dedicated commodities exposure which is gained through PIMCO Commodity Real Return Fund. Despite the robust gains experienced by many of the domestic equity managers, many of the Funds’ underlying managers, particularly in the large cap segment, were unable to outperform the benchmark and detracted from excess returns. LVIP SSgA S&P 500 Index Fund, a passively managed core domestic equity holding in all of the Funds, was the greatest source of underperformance as it trailed the Wilshire 5000 Total Market Indexsm**** by over 240 basis points.

The Funds’ allocations to international and emerging market equities positively influenced both absolute and positive performance. Although it was a challenging year for many developed international economies, most emerging market economies continued to outperform their developed counterparts, including the U.S. The greatest contributions to both absolute and relative performance came from LVIP Cohen & Steers Global Real Estate Fund and LVIP MFS International Growth Fund which significantly outpaced the MSCI EAFE Index***. The returns of LVIP SSgA International Index Fund, a passively managed core international equity holding in all of the Funds, and LVIP Templeton Growth Fund both trailed the index and detracted from excess performance.

Victor Zhang
Wilshire Associates

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Wilshire Profile Funds–1

LVIP Wilshire Profile Funds
2010 Annual Report Commentary (continued)

LVIP Wilshire 2010 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/10

	LVIP Wilshire	LVIP Wilshire
	2010 Profile	2010 Profile		Wilshire 5000
	Fund Standard	Fund Service	2010 Composite	Total Market
	Class Shares	Class Shares	Index*	IndexSM***
4/30/2007	10000	10000	10000	10000
	10662	10642	10489	10015
	8112	8078	7888	6286
	10092	10024	9639	8065
12/31/10	11245	11141	10778	9450

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2010 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/10, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,245 for the Standard Class shares and to $11,141 the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/10. The same $10,000 would have increased to $10,778 for the LVIP 2010 Composite Index, and decreased to $9,450 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One year	+11.42%

Inception (4/30/07)	+3.25%

Service Class Shares

One year	+11.14%

Inception (4/30/07)	+2.99%

LVIP Wilshire 2020 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/10

	LVIP Wilshire	LVIP Wilshire
	2020 Profile	2020 Profile		Wilshire 5000
	Fund Standard	Fund Service	2020 Composite	Total Market
	Class Shares	Class Shares	Index*	IndexSM****
4/30/2007	10000	10000	10000	10000
	10538	10520	10448	10015
	7704	7672	7623	6286
	9681	9617	9412	8065
12/31/10	10843	10744	10563	9450

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2020 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/10, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,843 for the Standard Class shares and to $10,744 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/10. The same $10,000 would have increased to $10,563 for the LVIP 2020 Composite Index, and decreased to $9,450 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One year	+12.00%

Inception (4/30/07)	+2.23%

Service Class Shares

One year	+11.72%

Inception (4/30/07)	+1.97%

LVIP Wilshire Profile Funds–2

LVIP Wilshire Profile Funds
2010 Annual Report Commentary (continued)

LVIP Wilshire 2030 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/10

	LVIP Wilshire	LVIP Wilshire
	2030 Profile	2030 Profile		Wilshire 5000
	Fund Standard	Fund Service	2030 Composite	Total Market
	Class Shares	Class Shares	Index*	IndexSM****
4/30/2007	10000	10000	10000	10000
	10704	10686	10349	10015
	7409	7378	7144	6286
	9480	9418	8980	8065
12/31/10	10667	10570	10138	9450

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2030 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/10, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,667 for the Standard Class shares and to $10,570 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/10. The same $10,000 would have increased to $10,138 for the LVIP 2030 Composite Index, and decreased to $9,450 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One year	+12.52%

Inception (4/30/07)	+1.78%

Service Class Shares

One year	+12.23%

Inception (4/30/07)	+1.52%

LVIP Wilshire 2040 Profile Fund

Growth of $10,000 invested 4/30/07 through 12/31/10

	LVIP Wilshire	LVIP Wilshire
	2040 Profile	2040 Profile		Wilshire 5000
	Fund Standard	Fund Service	2040 Composite	Total Market
	Class Shares	Class Shares	Index*	IndexSM****
4/30/2007	10000	10000	10000	10000
	10581	10564	10298	10015
	6820	6791	6457	6286
	8931	8872	8404	8065
12/31/10	10152	10059	9558	9450

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP Wilshire 2040 Profile Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/10, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,152 for the Standard Class shares and to $10,059 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/10. The same $10,000 would have decreased to $9,558 for the LVIP 2040 Composite Index, and decreased to $9,450 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns	Ended
on investment	12/31/10

Standard Class Shares

One year	+13.66%

Inception (4/30/07)	+0.41%

Service Class Shares

One year	+13.38%

Inception (4/30/07)	+0.16%

*	The 2010 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2010 Composite is constructed as follows: 35% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 40% Wilshire 5000 Total Market Indexsm, 12% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

The 2020 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2020 Composite is constructed as follows: 26% Barclays Capital U.S. TIPS Index, 13% Barclays Capital U.S. Aggregate Index, 44% Wilshire 5000 Total Market Indexsm, 14% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

The 2030 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2030 Composite is constructed as follows: 16% Barclays Capital U.S. TIPS Index, 14% Barclays Capital U.S. Aggregate Index, 49% Wilshire 5000 Total Market Indexsm, 18% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).

The 2040 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2040 Composite is constructed as follows: 5% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 57% Wilshire 5000 Total Market Indexsm, 24% MSCI EAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).

**	The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government,

LVIP Wilshire Profile Funds–3

LVIP Wilshire Profile Funds
2010 Annual Report Commentary (continued)

mortgage-and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

***	The MSCI EAFE Index (Net Dividends) is a free float-adjusted Market Capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia, and the FAR East), excluding the U.S. and Canada.

****	The Wilshire 5000 Total Market IndexSM (formerly known as the Dow Jones Wilshire 5000 Indexsm) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

LVIP Wilshire Profile Funds–4

LVIP Wilshire Profile Funds

Disclosure
     OF FUND EXPENSES
For the Period July 1, 2010 to December 31, 2010

Each Fund’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company and its affiliates for allocation to their variable annuity and variable universal life products. The insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a shareholder of a Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Wilshire 2010 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,139.40	0.20%	$1.08
Service Class Shares	1,000.00	1,137.90	0.45%	2.42

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire 2020 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,151.40	0.20%	$1.08
Service Class Shares	1,000.00	1,149.90	0.45%	2.44

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire 2030 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,172.00	0.20%	$1.09
Service Class Shares	1,000.00	1,170.60	0.45%	2.46

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP Wilshire Profile Funds–5

LVIP Wilshire Profile Funds

Disclosure
     OF FUND EXPENSES (continued)

LVIP Wilshire 2040 Profile Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/10 to
	7/1/10	12/31/10	Ratio	12/31/10*

Actual
Standard Class Shares	$1,000.00	$1,209.00	0.20%	$1.11
Service Class Shares	1,000.00	1,207.60	0.45%	2.50

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure.  Each Fund invests substantially all its assets in other mutual funds (underlying funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable underlying funds. The Expense Analysis of an Investment in each table above does not reflect the expenses of the underlying funds.

LVIP Wilshire Profile Funds–6

LVIP Wilshire Profile Funds

Sector Allocations
As of December 31, 2010

LVIP Wilshire 2010 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	96.98%

Equity Funds	38.53%
Fixed Income Funds	40.80%
International Equity Funds	14.73%
International Fixed Income Fund	2.92%

Unaffiliated Investment Companies	3.04%

Commodity Fund	1.04%
International Equity Fund	2.00%

Total Value of Securities	100.02%

Liabilities Net of Receivables and Other Assets	(0.02%)

Total Net Assets	100.00%

LVIP Wilshire 2020 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	95.97%

Equity Funds	39.36%
Fixed Income Funds	35.77%
International Equity Funds	17.93%
International Fixed Income Fund	2.91%

Unaffiliated Investment Companies	3.69%

Commodity Fund	1.03%
Equity Fund	0.99%
International Equity Fund	1.67%

Short-Term Investment	0.04%

Total Value of Securities	99.70%

Receivables and Other Assets Net of Liabilities	0.30%

Total Net Assets	100.00%

LVIP Wilshire 2030 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	93.96%

Equity Funds	43.24%
Fixed Income Funds	26.98%
International Equity Funds	20.85%
International Fixed Income Fund	2.89%

Unaffiliated Investment Companies	5.68%

Commodity Fund	1.03%
Equity Fund	2.04%
International Equity Fund	2.61%

Total Value of Securities	99.64%

Receivables and Other Assets Net of Liabilities	0.36%

Total Net Assets	100.00%

LVIP Wilshire 2040 Profile Fund

Percentage
Sector	of Net Assets

Affiliated Investment Companies	94.15%

Equity Funds	51.15%
Fixed Income Fund	14.40%
International Equity Funds	26.69%
International Fixed Income Fund	1.91%

Unaffiliated Investment Companies	5.47%

Commodity Fund	1.02%
Equity Fund	2.02%
International Equity Fund	2.43%

Total Value of Securities	99.62%

Receivables and Other Assets Net of Liabilities	0.38%

Total Net Assets	100.00%

LVIP Wilshire Profile Funds–7

LVIP Wilshire 2010 Profile Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–96.98%
	Equity Funds–38.53%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA S&P 500 Index Fund	1,039,498	$9,163,178
	LVIP SSgA Small-Cap Index Fund	196,233	3,513,362

			12,676,540

	Fixed Income Funds–40.80%
*	Lincoln Variable Insurance Products Trust–
	LVIP BlackRock Inflation Protected Bond Fund	405,854	4,111,297
	LVIP Delaware Bond Fund	140,586	1,925,324
	LVIP SSgA Bond Index Fund	673,138	7,387,688

			13,424,309

	International Equity Funds–14.73%
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	214,117	1,597,742
	LVIP SSgA Emerging Markets 100 Fund	29,413	410,695
	LVIP SSgA International Index Fund	357,685	2,837,153

			4,845,590

	International Fixed Income Fund–2.92%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	83,036	961,062

			961,062

	Total Affiliated Investment Companies (Cost $24,951,765)		31,907,501

	UNAFFILIATED INVESTMENT COMPANIES–3.04%
	Commodity Fund–1.04%
**	PIMCO CommodityRealReturn Strategy Portfolio	36,784	341,724

			341,724

	International Equity Fund–2.00%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	29,593	656,664

			656,664

	Total Unaffiliated Investment Companies (Cost $570,067)		998,388

TOTAL VALUE OF SECURITIES–100.02% (Cost $25,521,832)	32,905,889

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(5,642)

NET ASSETS APPLICABLE TO 3,117,581 SHARES OUTSTANDING–100.00%	$32,900,247

NET ASSET VALUE–LVIP WILSHIRE 2010 PROFILE FUND STANDARD CLASS ($21,961,897 / 2,081,091 Shares)	$10.553

NET ASSET VALUE–LVIP WILSHIRE 2010 PROFILE FUND SERVICE CLASS ($10,938,350 / 1,036,490 Shares)	$10.553

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$30,314,928
Undistributed net investment income	129,357
Accumulated net realized loss on investments	(4,928,095)
Net unrealized appreciation of investments	7,384,057

Total net assets	$32,900,247

*	Standard Class shares

**	Institutional Class shares

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–8

LVIP Wilshire 2020 Profile Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–95.97%
	Equity Funds–39.36%
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	65,142	$1,989,823
	LVIP Columbia Value Opportunities Fund	97,595	1,029,046
	LVIP Delaware Special Opportunities Fund	73,175	2,877,469
	LVIP SSgA S&P 500 Index Fund	2,969,879	26,179,485
	LVIP SSgA Small-Cap Index Fund	215,844	3,864,478

			35,940,301

	Fixed Income Funds–35.77%
*	Lincoln Variable Insurance Products Trust–
	LVIP BlackRock Inflation Protected Bond Fund	862,358	8,735,690
	LVIP Delaware Bond Fund	194,039	2,657,367
	LVIP SSgA Bond Index Fund	1,938,641	21,276,589

			32,669,646

	International Equity Funds–17.93%
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	474,061	3,537,444
	LVIP SSgA Emerging Markets 100 Fund	91,135	1,272,516
	LVIP SSgA International Index Fund	1,457,750	11,562,871

			16,372,831

	International Fixed Income Fund–2.91%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	229,483	2,656,031

			2,656,031

	Total Affiliated Investment Companies (Cost $71,085,170)		87,638,809

	UNAFFILIATED INVESTMENT COMPANIES–3.69%
	Commodity Fund–1.03%
**	PIMCO CommodityRealReturn Strategy Portfolio	101,474	942,693

			942,693

	Equity Fund–0.99%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	28,427	908,539

			908,539

	International Equity Fund–1.67%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	68,650	1,523,347

			1,523,347

	Total Unaffiliated Investment Companies (Cost $1,973,108)		3,374,579

	SHORT-TERM INVESTMENT–0.04%
	Money Market Mutual Fund–0.04%
	Dreyfus Treasury & Agency Cash Management Fund	34,879	34,879

	Total Short-Term Investment (Cost $34,879)		34,879

TOTAL VALUE OF SECURITIES–99.70% (Cost $73,093,157)	91,048,267
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.30%	271,433

NET ASSETS APPLICABLE TO 8,937,578 SHARES OUTSTANDING–100.00%	$91,319,700

NET ASSET VALUE–LVIP WILSHIRE 2020 PROFILE FUND STANDARD CLASS ($66,870,318 / 6,545,019 Shares)	$10.217

NET ASSET VALUE–LVIP WILSHIRE 2020 PROFILE FUND SERVICE CLASS ($24,449,382 / 2,392,559 Shares)	$10.219

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$83,994,757
Undistributed net investment income	385,794
Accumulated net realized loss on investments	(11,015,961)
Net unrealized appreciation of investments	17,955,110

Total net assets	$91,319,700

*	Standard Class shares

**	Institutional Class shares

†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–9

LVIP Wilshire 2030 Profile Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–93.96%
	Equity Funds–43.24%
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	55,475	$1,694,526
	LVIP Columbia Value Opportunities Fund	84,327	889,144
	LVIP Delaware Special Opportunities Fund	62,091	2,441,618
	LVIP SSgA S&P 500 Index Fund	3,066,892	27,034,653
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund	114,021	1,645,326

			33,705,267

	Fixed Income Funds–26.98%
*	Lincoln Variable Insurance Products Trust–
	LVIP BlackRock Inflation Protected Bond Fund	513,185	5,198,568
	LVIP SSgA Bond Index Fund	1,442,414	15,830,497

			21,029,065

	International Equity Funds–20.85%
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	301,799	2,252,025
	LVIP SSgA Emerging Markets 100 Fund	111,254	1,553,438
	LVIP SSgA International Index Fund	1,376,150	10,915,620
	LVIP Templeton Growth Fund	60,144	1,533,851

			16,254,934

	International Fixed Income Fund–2.89%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	194,981	2,256,708

			2,256,708

	Total Affiliated Investment Companies (Cost $58,720,394)		73,245,974

	UNAFFILIATED INVESTMENT COMPANIES—5.68%
	Commodity Fund–1.03%
**	PIMCO CommodityRealReturn Strategy Portfolio	86,219	800,972

			800,972

	Equity Fund–2.04%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	49,879	1,594,121

			1,594,121

	International Equity Fund–2.61%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	91,585	2,032,267

			2,032,267

	Total Unaffiliated Investment Companies (Cost $2,588,198)		4,427,360

TOTAL VALUE OF SECURITIES–99.64% (Cost $61,308,592)	77,673,334
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	280,315

NET ASSETS APPLICABLE TO 7,676,730 SHARES OUTSTANDING–100.00%	$77,953,649

NET ASSET VALUE–LVIP WILSHIRE 2030 PROFILE FUND STANDARD CLASS ($61,744,251 / 6,080,716 Shares)	$10.154

NET ASSET VALUE–LVIP WILSHIRE 2030 PROFILE FUND SERVICE CLASS ($16,209,398 / 1,596,014 Shares)	$10.156

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$69,666,777
Undistributed net investment income	279,387
Accumulated net realized loss on investments	(8,357,257)
Net unrealized appreciation of investments	16,364,742

Total net assets	$77,953,649

*	Standard Class shares

**	Institutional Class shares

†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–10

LVIP Wilshire 2040 Profile Fund
Statement of Net Assets
December 31, 2010

		Number of	Value
		Shares	(U.S. $)

	AFFILIATED INVESTMENT COMPANIES–94.15%
	Equity Funds–51.15%
*	Lincoln Variable Insurance Products Trust–
	†LVIP Baron Growth Opportunities Fund	38,993	$1,191,084
	LVIP Columbia Value Opportunities Fund	59,825	630,796
	LVIP Delaware Special Opportunities Fund	72,853	2,864,808
	LVIP SSgA S&P 500 Index Fund	2,472,745	21,797,250
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund	120,202	1,734,513

			28,218,451

	Fixed Income Fund–14.40%
*	Lincoln Variable Insurance Products Trust–
	LVIP SSgA Bond Index Fund	723,705	7,942,666

			7,942,666

	International Equity Funds–26.69%
*	Lincoln Variable Insurance Products Trust–
	LVIP Cohen & Steers Global Real Estate Fund	141,436	1,055,394
	LVIP MFS International Growth Fund	130,863	1,635,786
	LVIP Mondrian International Value Fund	101,387	1,566,121
	LVIP SSgA Emerging Markets 100 Fund	89,968	1,256,228
	LVIP SSgA International Index Fund	957,135	7,591,998
	LVIP Templeton Growth Fund	63,429	1,617,621

			14,723,148

	International Fixed Income Fund–1.91%
*	Lincoln Variable Insurance Products Trust–
	LVIP Global Income Fund	91,334	1,057,099

			1,057,099

	Total Affiliated Investment Companies (Cost $40,155,983)		51,941,364

	UNAFFILIATED INVESTMENT COMPANIES—5.47%
	Commodity Fund–1.02%
**	PIMCO CommodityRealReturn Strategy Portfolio	60,633	563,279

			563,279

	Equity Fund–2.02%
*	Delaware VIP Trust–
	Delaware VIP Small Cap Value Series	34,868	1,114,384

			1,114,384

	International Equity Fund–2.43%
*	Delaware VIP Trust–
	Delaware VIP Emerging Markets Series	60,575	1,344,153

			1,344,153

	Total Unaffiliated Investment Companies (Cost $1,739,678)		3,021,816

TOTAL VALUE OF SECURITIES–99.62% (Cost $41,895,661)	54,963,180
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.38%	206,933

NET ASSETS APPLICABLE TO 5,687,099 SHARES OUTSTANDING–100.00%	$55,170,113

NET ASSET VALUE–LVIP WILSHIRE 2040 PROFILE FUND STANDARD CLASS ($43,616,735 / 4,494,771 Shares)	$9.704

NET ASSET VALUE–LVIP WILSHIRE 2040 PROFILE FUND SERVICE CLASS ($11,553,378 / 1,192,328 Shares)	$9.690

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2010:
Shares of beneficial interest (unlimited authorization–no par)	$47,935,321
Undistributed net investment income	195,595
Accumulated net realized loss on investments	(6,028,322)
Net unrealized appreciation of investments	13,067,519

Total net assets	$55,170,113

*	Standard Class shares

**	Institutional Class shares

†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–11

LVIP Wilshire Profile Funds
Statements of Assets and Liabilities
December 31, 2010

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

ASSETS:
Investments in affiliated investment companies, at value	$31,907,501	$87,638,809	$73,245,974	$51,941,364
Investments in unaffiliated investment companies, at value	998,388	3,409,458	4,427,360	3,021,816
Due from manager	12,011	—	3,201	8,729
Dividends receivable	7,258	19,896	16,926	11,894
Receivables for investment company shares sold	205,040	—	69,908	6,729
Receivables for fund shares sold	7,632	358,659	341,814	212,626

TOTAL ASSETS	33,137,830	91,426,822	78,105,183	55,203,158

LIABILITIES:
Cash overdraft	205,040	—	69,907	6,729
Payables for investment company shares purchased	7,258	54,775	16,926	11,894
Payables for fund shares redeemed	11,307	36,727	50,587	446
Due to manager and affiliates	—	1,460	—	—
Other accrued expenses	13,978	14,160	14,114	13,976

TOTAL LIABILITIES	237,583	107,122	151,534	33,045

TOTAL NET ASSETS	$32,900,247	$91,319,700	$77,953,649	$55,170,113

Investments in affiliated investment companies, at cost	$24,951,765	$71,085,170	$58,720,394	$40,155,983
Investments in unaffiliated investment companies, at cost	$570,067	$2,007,987	$2,588,198	$1,739,678

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–12

LVIP Wilshire Profile Funds
Statements of Operations
Year Ended December 31, 2010

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

INVESTMENT INCOME:
Dividends from affiliated investment companies	$422,576	$1,068,391	$858,820	$609,718
Dividends from unaffiliated investment companies	69,167	155,434	134,073	64,757

	491,743	1,223,825	992,893	674,475

EXPENSES:
Management fees	75,734	182,609	160,908	108,870
Accounting and administration expenses	50,397	53,698	53,037	51,381
Reports and statements to shareholders	36,928	39,890	39,916	39,327
Distribution fees-Service Class	26,886	53,756	36,756	23,357
Professional fees	17,526	18,204	18,009	17,771
Trustees’ fees	883	2,099	1,835	1,233
Custodian fees	199	403	494	342
Other	4,116	5,302	5,324	4,784

	212,669	355,961	316,279	247,065
Less expenses waived/reimbursed	(125,195)	(156,118)	(150,797)	(136,612)

Total operating expenses	87,474	199,843	165,482	110,453

NET INVESTMENT INCOME	404,269	1,023,982	827,411	564,022

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from affiliated investment companies	36,704	44,493	—	—
Net realized gain (loss) from sale of investments in affiliated investment companies	60,196	(179,429)	(102,538)	(41,294)
Net realized gain from sale of investments in unaffiliated investment companies	324,428	671,132	672,146	262,135

Net realized gain on investments	421,328	536,196	569,608	220,841
Net change in unrealized appreciation/depreciation of investments	2,531,221	7,190,069	6,601,250	5,399,883

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,952,549	7,726,265	7,170,858	5,620,724

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,356,818	$8,750,247	$7,998,269	$6,184,746

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–13

LVIP Wilshire Profile Funds
Statements of Changes in Net Assets

	LVIP Wilshire		LVIP Wilshire		LVIP Wilshire		LVIP Wilshire
	2010 Profile Fund		2020 Profile Fund		2030 Profile Fund		2040 Profile Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$404,269	$423,516	$1,023,982	$934,773	$827,411	$740,070	$564,022	$449,562
Net realized gain (loss) on investments	421,328	(3,139,650)	536,196	(7,557,280)	569,608	(7,211,280)	220,841	(4,329,762)
Net change in unrealized appreciation/depreciation of investments	2,531,221	7,708,739	7,190,069	18,262,692	6,601,250	17,001,648	5,399,883	11,698,406

Net increase in net assets resulting from operations	3,356,818	4,992,605	8,750,247	11,640,185	7,998,269	10,530,438	6,184,746	7,818,206

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(222,412)	(236,147)	(530,707)	(653,611)	(460,654)	(541,091)	(312,085)	(282,978)
Service Class	(89,204)	(159,382)	(151,974)	(272,100)	(87,370)	(170,086)	(56,342)	(97,270)
Net realized gain on investments:
Standard Class	—	(132,456)	—	(479,443)	—	(351,303)	—	(252,848)
Service Class	—	(104,093)	—	(232,877)	—	(130,462)	—	(93,725)

	(311,616)	(632,078)	(682,681)	(1,638,031)	(548,024)	(1,192,942)	(368,427)	(726,821)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,167,248	10,442,872	25,808,754	17,379,466	20,207,069	19,644,466	15,750,034	16,531,542
Service Class	2,037,981	7,614,411	5,293,620	8,046,848	3,749,179	8,729,715	4,066,870	8,034,930
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	222,412	368,603	530,707	1,133,054	460,654	892,394	312,085	535,826
Service Class	89,204	263,475	151,974	504,977	87,370	300,548	56,342	190,995

	11,516,845	18,689,361	31,785,055	27,064,345	24,504,272	29,567,123	20,185,331	25,293,293

Cost of shares repurchased:
Standard Class	(5,091,329)	(7,039,583)	(7,591,210)	(7,494,426)	(5,971,977)	(5,203,597)	(5,583,396)	(3,753,269)
Service Class	(3,198,987)	(5,538,824)	(2,792,678)	(3,636,090)	(3,493,423)	(3,664,174)	(1,999,149)	(6,360,259)

	(8,290,316)	(12,578,407)	(10,383,888)	(11,130,516)	(9,465,400)	(8,867,771)	(7,582,545)	(10,113,528)

Increase in net assets derived from capital share transactions	3,226,529	6,110,954	21,401,167	15,933,829	15,038,872	20,699,352	12,602,786	15,179,765

NET INCREASE IN NET ASSETS	6,271,731	10,471,481	29,468,733	25,935,983	22,489,117	30,036,848	18,419,105	22,271,150
NET ASSETS:
Beginning of year	26,628,516	16,157,035	61,850,967	35,914,984	55,464,532	25,427,684	36,751,008	14,479,858

End of year	$32,900,247	$26,628,516	$91,319,700	$61,850,967	$77,953,649	$55,464,532	$55,170,113	$36,751,008

Undistributed net investment income	$129,357	$356,654	$385,794	$796,748	$279,387	$636,450	$195,595	$434,990

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–14

LVIP Wilshire 2010 Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2010 Profile Fund Standard Class
				4/30/07[1]
		Year Ended		to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$9.571	$7.899	$10.613	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.141	0.176	0.274	0.150
Net realized and unrealized gain (loss) on investments	0.951	1.743	(2.813)	0.511

Total from investment operations	1.092	1.919	(2.539)	0.661

Less dividends and distributions from:
Net investment income	(0.110)	(0.158)	(0.166)	(0.048)
Net realized gain on investments	—	(0.089)	(0.009)	—

Total dividends and distributions	(0.110)	(0.247)	(0.175)	(0.048)

Net asset value, end of period	$10.553	$9.571	$7.899	$10.613

Total return[3]	11.42%	24.40%	(23.91% )	6.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,962	$15,684	$9,428	$4,395
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.63%	0.85%	3.43%
Ratio of net investment income to average net assets	1.42%	2.05%	2.93%	2.12%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.01%	1.62%	2.33%	(1.06% )
Portfolio turnover	35%	114%	75%	48%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–15

LVIP Wilshire 2010 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2010 Profile Fund Service Class
				4/30/07[1]
		Year Ended		to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$9.573	$7.903	$10.608	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.116	0.155	0.251	0.133
Net realized and unrealized gain (loss) on investments	0.949	1.741	(2.808)	0.509

Total from investment operations	1.065	1.896	(2.557)	0.642

Less dividends and distributions from:
Net investment income	(0.085)	(0.137)	(0.139)	(0.034)
Net realized gain on investments	—	(0.089)	(0.009)	—

Total dividends and distributions	(0.085)	(0.226)	(0.148)	(0.034)

Net asset value, end of period	$10.553	$9.573	$7.903	$10.608

Total return[3]	11.14%	24.10%	(24.10% )	6.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,938	$10,945	$6,729	$1,588
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.86%	0.88%	1.10%	3.68%
Ratio of net investment income to average net assets	1.17%	1.80%	2.68%	1.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.76%	1.37%	2.08%	(1.31% )
Portfolio turnover	35%	114%	75%	48%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–16

LVIP Wilshire 2020 Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2020 Profile Fund Standard Class
				4/30/07[1]
		Year Ended		to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$9.202	$7.547	$10.494	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.141	0.167	0.239	0.130
Net realized and unrealized gain (loss) on investments	0.962	1.759	(3.060)	0.407

Total from investment operations	1.103	1.926	(2.821)	0.537

Less dividends and distributions from:
Net investment income	(0.088)	(0.155)	(0.116)	(0.043)
Net realized gain on investments	—	(0.116)	(0.010)	—

Total dividends and distributions	(0.088)	(0.271)	(0.126)	(0.043)

Net asset value, end of period	$10.217	$9.202	$7.547	$10.494

Total return[3]	12.00%	25.66%	(26.89% )	5.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,870	$42,389	$24,786	$9,355
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.41%	0.45%	0.56%	1.70%
Ratio of net investment income to average net assets	1.47%	2.02%	2.66%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.26%	1.77%	2.35%	0.41%
Portfolio turnover	22%	83%	55%	41%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–17

LVIP Wilshire 2020 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2020 Profile Fund Service Class
				4/30/07[1]
		Year Ended		to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$9.205	$7.552	$10.490	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.117	0.146	0.217	0.113
Net realized and unrealized gain (loss) on investments	0.961	1.758	(3.056)	0.406

Total from investment operations	1.078	1.904	(2.839)	0.519

Less dividends and distributions from:
Net investment income	(0.064)	(0.135)	(0.089)	(0.029)
Net realized gain on investments	—	(0.116)	(0.010)	—

Total dividends and distributions	(0.064)	(0.251)	(0.099)	(0.029)

Net asset value, end of period	$10.219	$9.205	$7.552	$10.490

Total return[3]	11.72%	25.35%	(27.07% )	5.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,450	$19,462	$11,129	$2,344
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.66%	0.70%	0.81%	1.95%
Ratio of net investment income to average net assets	1.22%	1.77%	2.41%	1.61%
Ratio of net investment income to average net assets prior expenses waived/reimbursed	1.01%	1.52%	2.10%	0.16%
Portfolio turnover	22%	83%	55%	41%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–18

LVIP Wilshire 2030 Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2030 Profile Fund Standard Class
				4/30/07[1]
		Year Ended		to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$9.096	$7.298	$10.661	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.126	0.160	0.214	0.115
Net realized and unrealized gain (loss) on investments	1.012	1.869	(3.493)	0.588

Total from investment operations	1.138	2.029	(3.279)	0.703

Less dividends and distributions from:
Net investment income	(0.080)	(0.139)	(0.075)	(0.042)
Net realized gain on investments	—	(0.092)	(0.009)	—

Total dividends and distributions	(0.080)	(0.231)	(0.084)	(0.042)

Net asset value, end of period	$10.154	$9.096	$7.298	$10.661

Total return[3]	12.52%	27.95%	(30.78% )	7.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61,744	$41,203	$19,388	$6,438
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.43%	0.48%	0.70%	2.86%
Ratio of net investment income to average net assets	1.34%	1.97%	2.43%	1.61%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.11%	1.69%	1.98%	(1.00% )
Portfolio turnover	23%	78%	29%	32%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–19

LVIP Wilshire 2030 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2030 Profile Fund Service Class
				4/30/07[1]
		Year Ended		to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$9.100	$7.303	$10.657	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.102	0.140	0.192	0.097
Net realized and unrealized gain (loss) on investments	1.010	1.869	(3.489)	0.588

Total from investment operations	1.112	2.009	(3.297)	0.685

Less dividends and distributions from:
Net investment income	(0.056)	(0.120)	(0.048)	(0.028)
Net realized gain on investments	—	(0.092)	(0.009)	—

Total dividends and distributions	(0.056)	(0.212)	(0.057)	(0.028)

Net asset value, end of period	$10.156	$9.100	$7.303	$10.657

Total return[3]	12.23%	27.65%	(30.95% )	6.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,210	$14,262	$6,040	$1,029
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.68%	0.73%	0.95%	3.11%
Ratio of net investment income to average net assets	1.09%	1.72%	2.18%	1.36%
Ratio of net investment income (loss) to average net assets prior expenses waived/reimbursed	0.86%	1.44%	1.73%	(1.25% )
Portfolio turnover	23%	78%	29%	32%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–20

LVIP Wilshire 2040 Profile Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2040 Profile Fund Standard Class
				4/30/07[1]
		Year Ended		to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$8.602	$6.726	$10.498	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.119	0.138	0.179	0.127
Net realized and unrealized gain (loss) on investments	1.055	1.934	(3.910)	0.453

Total from investment operations	1.174	2.072	(3.731)	0.580

Less dividends and distributions from:
Net investment income	(0.072)	(0.103)	(0.035)	(0.082)
Net realized gain on investments	—	(0.093)	(0.006)	—

Total dividends and distributions	(0.072)	(0.196)	(0.041)	(0.082)

Net asset value, end of period	$9.704	$8.602	$6.726	$10.498

Total return[3]	13.66%	30.96%	(35.54% )	5.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,617	$28,560	$10,225	$3,285
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.51%	0.58%	1.01%	5.14%
Ratio of net investment income to average net assets	1.35%	1.83%	2.13%	1.80%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.04%	1.45%	1.37%	(3.09% )
Portfolio turnover	19%	81%	41%	28%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–21

LVIP Wilshire 2040 Profile Fund
Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wilshire 2040 Profile Fund Service Class
				4/30/07[1]
		Year Ended		to
	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$8.591	$6.729	$10.495	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.097	0.119	0.158	0.110
Net realized and unrealized gain (loss) on investments	1.052	1.932	(3.905)	0.453

Total from investment operations	1.149	2.051	(3.747)	0.563

Less dividends and distributions from:
Net investment income	(0.050)	(0.096)	(0.013)	(0.068)
Net realized gain on investments	—	(0.093)	(0.006)	—

Total dividends and distributions	(0.050)	(0.189)	(0.019)	(0.068)

Net asset value, end of period	$9.690	$8.591	$6.729	$10.495

Total return[3]	13.38%	30.63%	(35.71% )	5.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,553	$8,191	$4,255	$579
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.76%	0.83%	1.26%	5.39%
Ratio of net investment income to average net assets	1.10%	1.58%	1.88%	1.55%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.79%	1.20%	1.12%	(3.34% )
Portfolio turnover	19%	81%	41%	28%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wilshire Profile Funds–22

LVIP Wilshire Profile Funds
Notes to Financial Statements
December 31, 2010

Lincoln Variable Insurance Products Trust (LVIP or the Trust) is organized as a Delaware statutory trust and consists of 56 series (Series). These financial statements and the related notes pertain to the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund (each, a Fund, or collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds’ shares are sold only to The Lincoln National Life Insurance Company (Lincoln Life) and its affiliates (collectively, the Companies) for allocation to their variable annuity products and variable universal life products.

The Funds will invest in other open-end investment companies (mutual funds) that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated funds from a select group of investment management firms (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to mutual fund investments, the Funds may invest in individual securities, such as money market securities.

The Funds are Target Maturity Profile Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

The Funds’ investment objective is the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

1.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The value of the Funds’ investments in the Underlying Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the Exchange is open. Determination of the NAVs of the Underlying Funds is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of NAV of each Underlying Fund, see the Underlying Funds’ prospectus and statement of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2007–December 31, 2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2010.

2.	Management Fees and Other Transactions With Affiliates
LIAC is responsible for overall management of the Funds’ investment portfolios, including monitoring of the Funds’ investment sub-advisor, and provides certain administrative services to the Funds. LIAC is a registered investment advisor and subsidiary of Lincoln National Corporation. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee paid by the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of each Fund. This agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

LIAC has contractually agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed 0.20% of average daily net assets. The agreement will continue at least through April 30, 2011, and renew automatically for one-year terms unless the advisor provides written notice of termination to the Funds.

Wilshire Associates Incorporated (Sub-Advisor) is responsible for the day-to-day management of the Funds’ investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Advisor a fee at an annual rate based on the combined net assets of the LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, LVIP Wilshire Moderately Aggressive Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile

LVIP Wilshire Profile Funds–23

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

2.	Management Fees and Other Transactions With Affiliates (continued)

Fund, and LVIP Wilshire 2040 Profile Fund, (Profile Funds) as follows: 0.08% of the first $500 million of the Profile Funds’ average daily net assets; 0.06% of the next $500 million; 0.05% of the next $2 billion; and 0.04% of any excess of the Profile Funds’ average daily net assets over $3 billion.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of LIAC, provides various administrative services necessary for the operation of the Funds. For these services, the Trust paid $1,045,236 for the year ended December 31, 2010, which was allocated to the Series based on average daily net assets. In addition, the cost of certain support services, provided by Lincoln Life, such as legal and corporate secretary services, are charged to the Trust. For the year ended December 31, 2010, fees for administrative and support services amounted as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Administration fees	$1,907	$4,534	$4,006	$2,690
Support fees	491	1,165	1,031	691

Beginning January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be 0.01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of the legal services.

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the statement of operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. Delaware Management Company, LIAC, Dreyfus and PIMCO serve as the investment managers for the Underlying Funds.

At December 31, 2010, the Funds had receivables due from or liabilities payable to affiliates as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Receivables from LIAC	$14,357	$3,680	$6,548	$11,071
Distribution fees payable to LFD	2,346	5,140	3,347	2,342

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The compensation of unaffiliated trustees is borne by the Funds.

3.	Investments
For the year ended December 31, 2010, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Purchases	$13,833,017	$37,853,635	$30,118,940	$20,775,952
Sales	10,508,713	16,376,335	14,819,939	8,128,917

At December 31, 2010, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Cost of investments	$26,229,154	$74,759,842	$62,634,674	$43,483,688

Aggregate unrealized appreciation	$7,395,015	$17,978,394	$16,378,598	$11,588,529
Aggregate unrealized depreciation	(718,280)	(1,689,969)	(1,339,938)	(109,037)

Net unrealized appreciation	$6,676,735	$16,288,425	$15,038,660	$11,479,492

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the

LVIP Wilshire Profile Funds–24

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

3.	Investments (continued)

valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2010:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
Level 1	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Investment Companies	$32,905,889	$91,013,388	$77,673,334	$54,963,180
Short-Term Investment	—	34,879	—	—

Total	$32,905,889	$91,048,267	$77,673,334	$54,963,180

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds.

4.	Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Year Ended December 31, 2010:
Ordinary income	$311,616	$682,681	$548,024	$368,427

Year Ended December 31, 2009:
Ordinary income	$416,402	$981,988	$711,177	$384,563
Long-term capital gain	215,676	656,043	481,765	342,258

Total	$632,078	$1,638,031	$1,192,942	$726,821

In addition, the Funds declared ordinary income consent dividends for the year ended December 31, 2009 as follows:

LVIP	LVIP	LVIP	LVIP
Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
Profile Fund	Profile Fund	Profile Fund	Profile Fund

$581,986	$1,267,998	$999,431	$632,844

Such amounts have been deemed paid and contributed to the Funds as additional paid-in capital.

LVIP Wilshire Profile Funds–25

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

5.	Components of Net Assets on a Tax Basis
As of December 31, 2010, the components of net assets on a tax basis were as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Shares of beneficial interest	$30,314,928	$83,994,757	$69,666,777	$47,935,321
Undistributed ordinary income	129,357	385,794	279,387	195,595
Capital loss carryforwards	(4,220,773)	(9,349,276)	(7,031,175)	(4,440,295)
Unrealized appreciation of investments	6,676,735	16,288,425	15,038,660	11,479,492

Net assets	$32,900,247	$91,319,700	$77,953,649	$55,170,113

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, pass-through consent dividends from the Underlying Funds and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2010, the Funds recorded the following reclassifications:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Undistributed net investment income	$(319,950)	$(752,255)	$(636,450)	$(434,990)
Accumulated net realized gain	(262,036)	(515,743)	(362,981)	(197,854)
Paid-in capital	581,986	1,267,998	999,431	632,844

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2010, the Funds utilized capital loss carryforwards as follows:

LVIP	LVIP	LVIP	LVIP
Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
Profile Fund	Profile Fund	Profile Fund	Profile Fund

$301,513	$397,627	$531,485	$241,830

Capital loss carryforwards remaining at December 31, 2010 for each Fund will expire as follows:

	LVIP	LVIP	LVIP	LVIP
	Wilshire 2010	Wilshire 2020	Wilshire 2030	Wilshire 2040
	Profile Fund	Profile Fund	Profile Fund	Profile Fund

Year of Expiration
2017	$4,220,773	$9,349,276	$7,031,175	$4,440,295

LVIP Wilshire Profile Funds–26

LVIP Wilshire Profile Funds
Notes to Financial Statements (continued)

6.	Capital Shares
Transactions in capital shares were as follows:

	LVIP		LVIP		LVIP		LVIP
	Wilshire 2010		Wilshire 2020		Wilshire 2030		Wilshire 2040
	Profile Fund		Profile Fund		Profile Fund		Profile Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09

Shares sold:
Standard Class	930,308	1,243,253	2,687,250	2,138,162	2,142,189	2,414,426	1,775,041	2,232,119
Service Class	208,022	914,573	555,015	1,028,103	397,903	1,180,994	460,403	1,158,975
Shares issued upon reinvestment of dividends and distributions:
Standard Class	21,390	39,739	52,801	127,541	46,232	102,150	32,899	65,499
Service Class	8,577	28,505	15,116	57,043	8,765	34,544	5,947	23,412

	1,168,297	2,226,070	3,310,182	3,350,849	2,595,089	3,732,114	2,274,290	3,480,005

Shares repurchased:
Standard Class	(509,289)	(837,881)	(801,489)	(943,513)	(637,379)	(643,585)	(633,293)	(497,737)
Service Class	(323,393)	(651,153)	(291,819)	(444,584)	(377,930)	(475,330)	(227,499)	(861,207)

	(832,682)	(1,489,034)	(1,093,308)	(1,388,097)	(1,015,309)	(1,118,915)	(860,792)	(1,358,944)

Net increase	335,615	737,036	2,216,874	1,962,752	1,579,780	2,613,199	1,413,498	2,121,061

7.	Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

8.	Subsequent Events
Management has determined no material events or transactions occurred subsequent to December 31, 2010, that would require recognition or disclosure in the Funds’ financial statements.

LVIP Wilshire Profile Funds–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
LVIP Wilshire Profile Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund (four of the series constituting Lincoln Variable Insurance Products Trust) (the Funds) as of December 31, 2010, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, and LVIP Wilshire 2040 Profile Fund of Lincoln Variable Insurance Products Trust at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and for the period April 30, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 18, 2011

LVIP Wilshire Profile Funds–28

LVIP Wilshire Profile Funds
Other Fund Information

Tax Information (Unaudited)
For the fiscal year ended December 31, 2010, the Funds designate distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary	(C)
	Capital Gain	Income Total	Total
	Distributions	Distributions	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]

LVIP Wilshire 2010 Profile Fund	0.00%	100.00%	100.00%	25.97%
LVIP Wilshire 2020 Profile Fund	0.00%	100.00%	100.00%	29.51%
LVIP Wilshire 2030 Profile Fund	0.00%	100.00%	100.00%	38.82%
LVIP Wilshire 2040 Profile Fund	0.00%	100.00%	100.00%	47.50%

(A)	and (B) are based on a percentage of the Funds’ total distributions.

(C)	is based on percentage of the Funds’ ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.

Approval of Investment Management and Sub-Advisory Agreements

On September 13 and 14, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement with Lincoln Investment Advisors Corporation (“LIAC”) and the sub-advisory agreement with various sub-advisers (collectively, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval and renewal of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided, including information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also had received information about the Funds in connection with the regular quarterly Board meetings from LIAC throughout the year.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustees and officers and employees of Lincoln Life and LIAC to consider the renewal of the Advisory Agreements. In considering the renewal or approval of the Advisory Agreements, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors. The Independent Trustees reported that they had considered, among others, the following factors and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund to renew the Advisory Agreements and accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements. Upon receiving the report of the Independent Trustees, the Board of Trustees adopted the considerations and conclusions of the Independent Trustees.

Approval of Investment Management Agreement with LIAC

In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel, resources, compliance and LIAC’s criteria for review of the sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser and overseeing the sub-adviser, the personnel constituting the investment oversight and compliance staff and regulatory and compliance matters and considered that LIAC had delegated day-to-day portfolio management responsibility to the sub-adviser. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, the sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed performance information provided by Lipper Inc., an independent provider of investment company data, as of June 30, 2010, for each Fund compared to the performance of a peer group of funds in the same Lipper category underlying variable insurance products (“performance group”) and a benchmark index. The Board considered that LIAC does not directly control investment performance but had delegated those duties to the sub-adviser. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.

The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee, sub-advisory fee and expense ratio to those of a Lipper expense group for each Fund. For each Fund, the expense peer group consists of the subject Fund and other funds in the same Lipper category underlying variable insurance products, as classified by Lipper (“expense group”).

LVIP Wilshire Profile Funds–29

LVIP Wilshire Profile Funds
Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund through April 30, 2011. The Board noted that although the investment management fees and total expenses were above the average of the respective Lipper expense group, LIAC had agreed to waive advisory fees and limit expenses to .20%. On the basis of the information provided, the Board concluded that each Fund’s investment management fee, coupled with the applicable expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC and its affiliates with respect to each Fund and concluded that the estimated profitability of LIAC in connection with the management of each Fund was not unreasonable.

The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid. The Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from Lincoln Funds by Lincoln Life holding Fund shares on behalf of contract holders.

Approval of Sub-Advisory Agreement with Wilshire

In considering the renewal of the sub-advisory agreement between LIAC and Wilshire Associates Incorporated (“Wilshire”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Wilshire under the sub-advisory agreement. The Board reviewed the asset allocation, fund screening and portfolio construction and monitoring services provided by Wilshire, the background of the investment professionals servicing the Funds and considered that Wilshire does not engage in any securities trading for the Profile Funds.

The Board reviewed the LVIP Wilshire 2010 Profile Fund’s return and compared the average of its Lipper performance group of mixed-asset target allocation moderate funds and the customized blended benchmark index of: Barclays Capital U.S. TIPS Index (33%), Barclays Capital U.S. Aggregate Bond Index (11%), Wilshire 5000 Total Market Indexsm (41%), MSCI EAFE Index (12%), and MSCI Emerging Markets Free Index (3%). The Board reviewed the LVIP Wilshire 2020 Profile Fund’s return and compared the average of its Lipper performance group of mixed-asset target allocation moderate funds and the customized blended benchmark index of: Barclays Capital U.S. TIPS Index (26%), Barclays Capital U.S. Aggregate Bond Index (11%), Wilshire 5000 Total Market Indexsm (45%), MSCI EAFE Index (15%), and MSCI Emerging Markets Free Index (3%). The Board reviewed the LVIP Wilshire 2030 Profile Fund’s return and compared the average of its Lipper performance group of mixed-asset target allocation growth funds and the customized blended benchmark index of: Barclays Capital U.S. TIPS Index (17%), Barclays Capital U.S. Aggregate Bond Index (10%), Wilshire 5000 Total Market Indexsm (51%), MSCI EAFE Index (18%), and MSCI Emerging Markets Free Index (4%). The Board reviewed the LVIP Wilshire 2040 Profile Fund’s return and compared the average of its Lipper performance group of multi-cap core funds and the customized blended benchmark index of: Barclays Capital U.S. TIPS Index (6%), Barclays Capital U.S. Aggregate Bond Index (2%), Wilshire 5000 Total Market Indexsm (60%), MSCI EAFE Index (27%), MSCI Emerging Markets Free Index (5%). The Board noted that performance for each of the LVIP Profile Funds was above the average of the Lipper performance group for the one year period ended June 30, 2010 and had outperformed the respective customized benchmark and concluded that each Fund’s investment performance has been satisfactory. With respect to the LVIP Wilshire 2040 Profile Fund, the Board noted that performance was below the average of the Lipper performance group but that the LVIP Wilshire 2040 Profile Fund had outperformed the customized benchmark for the one year and three year periods. The Board concluded that the LVIP Wilshire 2040 Profile Fund’s performance was acceptable.

The Board considered the sub-advisory fee schedules, which contain breakpoints, and considered Wilshire’s representation that the sub-advisory fee schedules compare favorably to other funds managed by Wilshire. The Board also considered that the sub-advisory fees for each Fund were within the range of the contractual sub-adviser fees of the respective Lipper expense group and concluded that the sub-advisory fees were reasonable.

With respect to profitability, the Board considered the information provided by Wilshire regarding Wilshire’s estimated profitability from providing sub-advisory services to the Funds, and that the sub-advisory fee schedules were negotiated at arm’s length between LIAC and Wilshire, an unaffiliated third party, and that LIAC compensates Wilshire. The Board concluded that estimated profitability was not unreasonable. The Board also considered whether Wilshire receives any incidental benefits in connection with its relationship to the Funds and noted Wilshire’s statement that there were none.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the investment management agreement and the sub-advisory agreement for each Fund are and continue to be, fair and reasonable, and that the continuation of the investment management and sub-advisory agreements is in the best interests of each Fund. The Board unanimously approved the renewal of the investment management agreement and the sub-advisory agreement.

LVIP Wilshire Profile Funds–30

Officer/Trustee Information for Lincoln VIP Trust

				Number of
				Funds in
				Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	Vice President, The Lincoln National Life Insurance Company. Formerly: Senior Vice President, Fidelity Investments	56	N/A
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since April 2007	Management Consultant, Coughlin Associates	56	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC.
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Retired; Formerly: Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	56	N/A
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Executive Director of United Way of Merrimack County; Representative, New Hampshire House of Representatives	56	N/A
Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly Advisory Trustee since November 2004	Joseph Percival Allen III University Professor, James W. Emerson Director of the Robert C. McDermond Center for Management and Entrepreneurship, Professor of Economics and Management, DePauw University	56	N/A
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young and Pignatelli, P.C.	56	Associated Grocers of New England
Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	56	Advisory Board of Harris Bank
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC.	56	N/A
Cynthia A. Rose[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995	Secretary, Lincoln VIP Trust	N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Second Vice President and Chief Accounting Officer	Second Vice President since August 2007; Chief Accounting Officer since May 2006	Second Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Assistant Vice President, Lincoln Life and Annuity Company of New York; Formerly: Second Vice President and Director of Corporate Procurement, The Lincoln National Life Insurance Company	N/A	N/A
Rise’ C.M. Taylor[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President and Treasurer	Vice President since August 2003 and Treasurer since May 2006	Vice President and Treasurer, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Life & Annuity Company of New York	N/A	N/A
Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Second Vice President	Second Vice President since May 2006	Second Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
John A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Chief Compliance Officer	Chief Compliance Officer since May 2007	Vice President for Fund and Advisor Compliance, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

LVIP Wilshire Profile Funds–31

Officer/Trustee Information for Lincoln VIP Trust (continued)

Number of
Funds in
Trust
	Position(s)	Term of Office		Complex
Name, Address and	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Year of Birth	the Trust	Time Served[2]	During the Past Five Years	Trustee	Held by Trustee

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Assistant Vice President	Assistant Vice President since August 2007	Assistant Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
Diann L. Eggleston 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1962	Assistant Vice President	Assistant Vice President since March 2008	Vice President, Lincoln National Corporation	N/A	N/A
Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

[1]	All of the officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Trust.

[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wilshire Profile Funds–32

Item 2. Code of Ethics
The Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the Registrant’s Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (Code of Ethics) is attached hereto as an exhibit. There have been no amendments to, nor waivers granted, to the existing code of ethics.
Item 3. Audit Committee Financial Expert
The Registrant’s Board of Trustees has determined that Nancy L. Frisby and David H. Windley are each an “audit committee financial expert” and are “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principle Accountant Fees and Services
(a) Audit Fees
Aggregate audit fees for the services that the Registrant’s auditor provided to the Registrant totaled approximately $1,052,000 in 2010 and $712,793 in 2009, including fees associated with the annual audit and filings of the Registrant’s Form N-1A, Form N-SAR and Forms N-14(relating to proposed fund mergers).
(b) Audit-Related Fees
Aggregate fees billed by the Registrant’s auditor for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item totaled approximately $44,660 in 2010 and $38,557 in 2009. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.
(c) Tax Fees
Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $54,860 in 2010 and $0 in 2009.
(d) All Other Fees
Aggregate fees for all other services that the Registrant’s auditor provided to the Registrant not included above totaled approximately $0 in 2010 and $0 in 2009.
(e) (1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits.

Service	Range of Fees
Audit Services

Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $3,500 per Fund

Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.
(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not Applicable.
(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, totaled approximately $654,747 in 2010 and $630,875 in 2009.
(h) Principal Accountant’s Independence
In connection with its selection of the independent auditors, the Registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the Registrant’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.
Item 5. Audit Committee of Listed Registrants
Not Applicable
Item 6. Schedule of Investments
(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940:

Not Applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not Applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not Applicable
Item 10. Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11. Controls and Procedures
          (a) The Registrant’s president and chief accounting officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.
          (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.
(b) (1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.
(b) (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lincoln Variable Insurance Products Trust (Registrant)
/s/ Daniel R. Hayes
Daniel R. Hayes President (Signature and Title)

Date: February 24, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel R. Hayes
Daniel R. Hayes
President (Signature and Title)
Date: February 24, 2011

By	/s/ William P. Flory, Jr.
William P. Flory, Jr.
Chief Accounting Officer (Signature and Title)
Date: February 24, 2011